UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2018

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Treasury Instruments
Treasury Obligations
Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, noteworthy events influencing the front, or short-term, end of the money market yield curves included Federal Reserve (“Fed”) interest rate hikes and its start of balance sheet normalization as well as action by other central banks, including the European Central Bank’s (“ECB”) tapering of asset purchases. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

In December 2017, the Fed delivered its third rate hike of the calendar year, raising the targeted federal funds rate by 25 basis points to a range between 1.25% and 1.50%. (A basis point is 1/100th of a percentage point.) In March and June 2018, the Fed raised rates again, by 25 basis points on each occasion, and at the end of the Reporting Period, the targeted federal funds rate stood in a range between 1.75% and 2.00%. Fed policymakers cited ongoing strength in the U.S. labor market, as a well as a pickup in household spending and business fixed investment, for its rate hikes. At the end of the Reporting Period, the Fed’s “dot plot,” which shows rate projections of the members of the Fed’s Open Market Committee, pointed to two additional rate increases in 2018, implying a total of four rate hikes in the calendar year, and potentially two more in 2019.

Outside the U.S., the ECB announced in October 2017 that it would reduce its monthly asset purchases, primarily by purchasing fewer sovereign government bonds. Beginning in January 2018, and for a period of nine months, the ECB planned to cut its monthly asset purchases from €60 billion to €30 billion. ECB officials left policy rates unchanged throughout the Reporting Period but said in the second quarter of 2018 that they planned to taper the ECB’s quantitative easing program starting in September. Elsewhere, the Bank of England (“BoE”) reversed an emergency interest rate in October 2017 that it had made in August 2016 after the Brexit referendum and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. However, reduced slack in the U.K. economy and signs of wage growth led the BoE to raise interest rates in July 2018.

In terms of liquidity management market trends, the money markets overall were influenced during the Reporting Period by corporate tax reform and the regulatory backdrop. The management teams of multinational corporations faced increased pressure to make decisions regarding cash investments due to a one-time repatriation tax and considerations of excess cash returning to the U.S. We believe many investors who “never thought about cash” began looking at cash flow management practices, investment policies and new investment options.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. The money market yield curve flattened, meaning yields on shorter-term maturities rose more than those on longer-term maturities.

Q	How did you manage the Funds during the Reporting Period?

A	Collectively, the Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, time deposits, certificates of deposit, variable rate demand notes (“VRDNs”), municipal securities and floating rate securities during the Reporting Period.

In our commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained a rather short weighted average maturity of approximately 35 days in the early months of the Reporting

1

PORTFOLIO RESULTS

Period, as the Fed continued to signal the likelihood of a December 2017 interest rate hike. For the same reason, during the first half of the Reporting Period, we maintained relatively short weighted average maturities of approximately 20 days in our government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and of approximately 40 days in our government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund). During the fourth quarter of 2017 and in early 2018, we focused our Funds’ purchases on floating rate securities, asset-backed commercial paper and agency securities because, in our view, they could help us manage duration in the event of a more aggressive than market expected Fed interest rate hike scenario. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

In the second half of the Reporting Period, guidance from the Fed about future rate hikes led us to manage the weighted average maturities of our commercial paper strategies in a range between 31 days and 40 days, our government repo strategies between 26 days and 42 days and government non-repo strategies between 33 days and 46 days. We continued to focus our Funds’ purchases on floating rate securities, asset-backed commercial paper and agency securities because of the potential of a more aggressive than market expected pace of Fed rate hikes.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the Funds at and below 120 days. In our commercial paper strategies, we managed the Funds’ weighted average life between approximately 60 days and approximately 100 days. In our government repo and government non-repo strategies, we managed the Funds’ weighted average life from approximately 60 days to approximately 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the U.S. to continue taking the lead in unwinding the ultra-accommodative monetary policy put in place following the global financial crisis. We think the Fed will raise interest rates a total of four times in 2018 and two to three times in 2019, while also continuing its balance sheet normalization. Elsewhere, we saw scope at the end of the Reporting Period for several developed markets’ central banks, including the Bank of Canada and Reserve Bank of New Zealand, to tighten monetary policy because of domestic economic strength in those nations. In contrast, we anticipated prolonged monetary policy accommodation in Europe and Japan, where core inflation appeared to lack upward momentum.

Overall, the Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intend to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

2

PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3

FUND BASICS

Financial Square Funds

as of August 31, 2018

PERFORMANCE REVIEW[1,2]
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[4] Institutional Shares	iMoneyNet Institutional Average[5]
Federal Instruments	1.34%	1.17%[6]
Government	1.38	1.17	[6]
Money Market[3]	1.68	1.44	[7]
Prime Obligations[3]	1.68	1.44	[7]
Treasury Instruments	1.34	1.16	[8]
Treasury Obligations	1.37	1.15	[9]
Treasury Solutions	1.34	1.15	[9]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Prime Obligations, Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), and the Government Fund offers twelve separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional and Class R6 Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	For the period February 8, 2018 through July 1, 2018, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.10% of the average daily net assets of Financial Square Prime Obligations Fund and Financial Square Money Market Fund. From July 2, 2018 through September 30, 2018, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.08% of the average daily net assets for both funds. On October 1, 2018, the investment adviser has reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.06% of the average daily net assets for both funds.

[4]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[5]	Source: iMoneyNet, Inc. August 2018.

[6]	Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[7]	First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[8]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

4

FUND BASICS

STANDARDIZED TOTAL RETURNS1,[2,10]
For the period ended June 30, 2018	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal Instruments	1.74%	1.18%	N/A	N/A	0.64%	10/30/15
Government	1.82	1.21	0.36%	0.33%	2.60	4/6/93
Money Market	2.16	1.52	0.53	0.47	2.68	5/18/94
Prime Obligations	2.15	1.51	0.51	0.43	3.01	3/8/90
Treasury Instruments	1.72	1.18	0.33	0.24	1.97	3/3/97
Treasury Obligations	1.80	1.20	0.34	0.25	2.81	4/25/90
Treasury Solutions	1.72	1.19	0.34	0.30	2.16	2/28/97

[10]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yields and returns will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end yields and returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]	The SEC 7-Day Current Yield figures are as of June 30, 2018 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

5

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 8/31/18
Funds	7-Day Dist. Yield[12]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal Instruments	1.83%	1.85%	1.80%	41	116
Government	1.87	1.88	1.84	35	109
Money Market[3]	2.16	2.18	2.14	40	88
Prime Obligations[3]	2.16	2.18	2.15	39	99
Treasury Instruments	1.84	1.85	1.80	39	113
Treasury Obligations	1.86	1.87	1.81	35	94
Treasury Solutions	1.84	1.85	1.80	37	113

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield can include capital gain/loss distribution, if any. This is not an SEC Yield.

[13]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

6

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[17]
as of August 31, 2018
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit - Eurodollar	—	—	3.2%	—	—	—	—
Certificates of Deposit - Yankeedollar	—	—	4.1	4.9%	—	—	—
Commercial Paper & Corporate Obligations	—	—	30.4	31.9	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	1.4	1.1	—	—	—
Repurchase Agreements	—	48.9%	30.1	25.3	—	59.0%	—
Time Deposits	—	—	1.3	1.3	—	—	—
U.S. Government Agency Obligations	32.6%	25.7	—	0.2	—	—	—
U.S. Treasury Obligations	67.9	25.6	8.3	9.5	100.5%	41.3	100.6%
Variable Rate Municipal Debt Obligations	—	—	1.7	2.8	—	—	—
Variable Rate Obligations	—	—	20.4	24.5	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

7

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[18]
As of August 31, 2017
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit	—	—	1.9%	2.0%	—	—	—
Certificates of Deposit - Eurodollar	—	—	2.3	—	—	—	—
Certificates of Deposit - Yankeedollar	—	—	9.8	10.5	—	—	—
Commercial Paper & Corporate Obligations	—	—	24.7	22.9	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	2.5	1.7	—	—	—
Repurchase Agreements	—	57.9%	3.5	1.7	—	63.0%	64.1%
Time Deposits	—	—	14.6	16.4	—	—	—
U.S. Government Agency Obligations	34.6%	26.2	—	0.6	—	—	—
U.S. Treasury Obligations	62.9	16.1	—	—	101.1%	37.1	36.7
Variable Rate Municipal Debt Obligations	—	—	8.1	9.6	—	—	—
Variable Rate Obligations	—	—	32.6	34.6	—	—	—

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

8

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 32.6%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.09%)
$1,000,000	1.974	%(a)	03/28/19	$1,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
1,800,000	2.197	(a)	09/30/19	1,799,903
Federal Farm Credit Bank (3 Mo. LIBOR – 0.26%)
250,000	2.071	(a)	07/10/19	250,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
850,000	2.156		11/29/19	850,000
650,000	2.161		02/18/20	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
700,000	2.166		10/18/19	699,976
750,000	2.166		12/26/19	749,961
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)(a)
700,000	2.181		02/19/19	699,974
900,000	2.176		07/05/19	899,985
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.20%)
17,000,000	2.291	(a)	11/14/18	17,007,903
Federal Farm Credit Bank (Prime Rate – 2.88%)
1,000,000	2.120	(a)	05/07/20	999,866
Federal Farm Credit Bank (Prime Rate – 2.90%)
600,000	2.100	(a)	01/30/20	600,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
200,000	2.040	(a)	03/13/20	199,771
Federal Farm Credit Bank (Prime Rate – 3.08%)(a)
250,000	1.920		06/27/19	249,989
1,600,000	1.920		07/17/19	1,599,860
Federal Farm Credit Bank (Prime Rate – 3.12%)
1,000,000	1.880	(a)	01/24/19	999,956
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
6,000,000	2.029	(a)	10/07/19	6,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.08%)
14,000,000	1.997	(a)	03/19/19	14,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
1,050,000	1.977	(a)	01/14/19	1,050,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.10%)
5,900,000	1.982	(a)	04/18/19	5,900,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.14%)
7,000,000	1.937	(a)	10/19/18	7,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.15%)
23,100,000	1.935	(a)	09/04/18	23,100,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.26%)(a)
1,500,000	2.079		10/07/19	1,500,000
3,500,000	2.073		10/11/19	3,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.31%)(a)
7,200,000	2.016		03/12/19	7,200,000
4,200,000	2.023		03/13/19	4,200,000
7,200,000	2.031		03/15/19	7,200,000
1,800,000	2.026		03/22/19	1,800,000
750,000	2.020		03/25/19	750,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.32%)(a)
3,600,000	2.015		03/21/19	3,600,000
7,300,000	2.015		03/25/19	7,300,000
7,000,000	2.017		03/27/19	7,000,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
10,100,000	2.190	(a)	01/30/20	10,102,145

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank Discount Notes
40,000,000	1.913%		09/05/18	39,991,511
700,000	1.956		09/06/18	699,813
800,000	1.961		09/06/18	799,786
2,100,000	1.962		09/06/18	2,099,439
3,600,000	1.956		09/07/18	3,598,848
1,100,000	1.962		09/07/18	1,099,647
1,500,000	1.955		09/14/18	1,498,963
1,300,000	1.972		09/17/18	1,298,885

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$191,546,181

U.S. Treasury Obligations – 67.9%
United States Treasury Bills
$200,000	1.926	%(b)	09/06/18	$199,979
4,800,000	1.927	(b)	09/06/18	4,798,892
2,800,000	1.934		09/06/18	2,799,259
1,000,000	1.938		09/06/18	999,735
900,000	1.944		09/06/18	899,761
400,000	1.948		09/06/18	399,893
400,000	1.928		09/13/18	399,747
25,400,000	1.941		09/13/18	25,383,816
60,000,000	1.939		09/20/18	59,939,517
1,400,000	1.955		09/27/18	1,398,054
45,400,000	1.960		09/27/18	45,336,717
9,700,000	1.977		10/04/18	9,682,750
200,000	1.995		10/04/18	199,642
4,000,000	2.048		11/08/18	3,984,872
300,000	2.077		11/08/18	298,844
1,300,000	2.069		11/15/18	1,294,502
400,000	2.074		11/15/18	398,304
4,000,000	2.085		11/15/18	3,983,042
4,100,000	2.074		11/23/18	4,080,764
1,500,000	2.109		11/23/18	1,492,841
500,000	2.074		11/29/18	497,497
1,400,000	2.078		11/29/18	1,392,974
600,000	2.079		11/29/18	596,981
14,000,000	2.080		11/29/18	13,929,739
1,100,000	2.084		11/29/18	1,094,452
1,000,000	2.115		11/29/18	994,870
17,400,000	2.120		11/29/18	17,310,525
6,600,000	2.121		12/06/18	6,563,361
1,200,000	2.125	(b)	12/06/18	1,193,676
27,000,000	2.126		12/13/18	26,839,706
100,000	2.146		01/03/19	99,277
148,000	2.151		01/03/19	146,927
100,000	2.157		01/03/19	99,273
40,000	2.168		01/03/19	39,708
2,000	2.169		01/03/19	1,985
710,000	2.173		01/03/19	704,803
35,153,800	2.235		02/14/19	34,800,426
20,000,000	2.240		02/21/19	19,789,997
7,500,000	2.266		02/28/19	7,417,125

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
$3,000,000	2.139	%(a)(b)	10/31/19	$3,002,473
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
25,700,000	2.151	(a)	07/31/19	25,725,991
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
11,200,000	2.161	(a)	04/30/19	11,208,130
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
22,200,000	2.231	(a)	01/31/19	22,218,964
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
34,600,000	2.261	(a)(b)	10/31/18	34,613,176

TOTAL U.S. TREASURY OBLIGATIONS				$398,252,967

TOTAL INVESTMENTS – 100.5%				$589,799,148

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(3,031,417)

NET ASSETS – 100.0%				$586,767,731

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
T-Bill	—Treasury Bill

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 25.7%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.09%)
$148,000,000	1.974	%(a)	03/28/19	$148,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
246,500,000	2.197	(a)	09/30/19	246,486,689
Federal Farm Credit Bank (3 Mo. LIBOR – 0.26%)
24,500,000	2.071	(a)	07/10/19	24,500,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
198,700,000	2.156		11/20/19	198,692,764
98,500,000	2.156		11/29/19	98,500,000
98,700,000	2.161		02/18/20	98,700,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
120,500,000	2.166		10/18/19	120,495,919
98,600,000	2.166		12/26/19	98,594,839
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)(a)
98,500,000	2.181		02/19/19	98,496,304
118,700,000	2.176		07/05/19	118,698,001
Federal Farm Credit Bank (Prime Rate – 2.88%)
148,000,000	2.120	(a)	05/07/20	147,980,234
Federal Farm Credit Bank (Prime Rate – 2.90%)
88,800,000	2.100	(a)	01/30/20	88,800,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
24,600,000	2.040	(a)	03/13/20	24,571,802
Federal Farm Credit Bank (Prime Rate – 3.08%)(a)
36,500,000	1.920		06/27/19	36,498,478
216,800,000	1.920		07/17/19	216,781,014
Federal Farm Credit Bank (Prime Rate – 3.12%)
123,000,000	1.880	(a)	01/24/19	122,994,604
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
988,000,000	2.029	(a)	10/07/19	988,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.08%)
1,900,000,000	1.997	(a)	03/19/19	1,900,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
147,750,000	1.977	(a)	01/14/19	147,750,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.10%)
903,750,000	1.982	(a)	04/18/19	903,750,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.11%)(a)
1,470,500,000	1.955		01/25/19	1,470,446,255
1,889,000,000	1.957		02/22/19	1,888,973,560
Federal Home Loan Bank (1 Mo. LIBOR – 0.12%)(a)
497,500,000	1.954		11/21/18	497,511,466
248,300,000	1.952		01/22/19	248,288,896
Federal Home Loan Bank (1 Mo. LIBOR – 0.13%)
970,000,000	1.952	(a)	11/20/18	970,007,664
Federal Home Loan Bank (1 Mo. LIBOR – 0.14%)
1,235,000,000	1.937	(a)	10/19/18	1,235,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.15%)
1,229,950,000	1.935	(a)	09/04/18	1,229,950,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.26%)(a)
247,000,000	2.079		10/07/19	247,000,000
556,400,000	2.073		10/11/19	556,400,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.31%)(a)
986,600,000	2.016		03/12/19	986,600,000
566,900,000	2.023		03/13/19	566,900,000
949,300,000	2.031		03/15/19	949,300,000
224,000,000	2.026		03/22/19	224,000,000
98,500,000	2.020		03/25/19	98,500,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (3 Mo. LIBOR – 0.32%)(a)
493,500,000	2.015%		03/21/19	493,500,000
986,800,000	2.015		03/25/19	986,800,000
987,000,000	2.017		03/27/19	987,000,000
497,500,000	2.011		04/09/19	497,500,000
199,000,000	2.013		04/09/19	199,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.33%)(a)
745,500,000	2.009		01/07/19	745,500,000
995,000,000	2.003		01/11/19	995,000,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
1,755,000,000	2.190	(a)	01/30/20	1,755,372,696
Federal Home Loan Bank Discount Notes
244,200,000	1.949		09/14/18	244,031,129
62,500,000	1.955		09/14/18	62,456,779
147,600,000	1.972		09/17/18	147,473,392
Federal National Mortgage Association (SOFR + 0.08%)
974,000,000	2.010	(a)	01/30/19	974,000,000
Federal National Mortgage Association (SOFR + 0.12%)
994,000,000	2.050	(a)	07/30/19	994,000,000
Federal National Mortgage Association (SOFR + 0.16%)
124,250,000	2.090	(a)	01/30/20	124,250,000
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%)(a)
74,600,000	2.080		09/07/18	74,600,000
233,644,937	2.100		09/07/18	233,644,936
384,024,412	2.110		09/07/18	384,024,412

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$26,895,321,833

U.S. Treasury Obligations – 25.6%
United States Treasury Bills
$512,000,000	1.955%		09/27/18	$511,288,178
285,000,000	2.074		11/23/18	283,662,835
29,300,000	2.079		11/23/18	29,162,192
56,700,000	2.079		11/29/18	56,414,744
1,245,000,000	2.080		11/29/18	1,238,751,828
107,700,000	2.084		11/29/18	107,156,833
148,500,000	2.115		11/29/18	147,738,216
470,200,000	2.120		11/29/18	467,782,127
130,300,000	2.121		12/06/18	129,580,744
180,400,000	2.130	(b)	12/06/18	179,446,937
1,835,100,000	2.126		12/13/18	1,824,205,366
1,204,130,000	2.126		12/20/18	1,196,495,480
301,000,000	2.127		12/20/18	299,090,657
510,200,000	2.126		12/27/18	506,759,339
173,600,000	2.131		12/27/18	172,426,464
1,382,400,000	2.136		01/03/19	1,372,472,067
30,700,000	2.139		01/03/19	30,478,994
162,900,000	2.146		01/03/19	161,721,690
279,400,000	2.151		01/03/19	277,374,195
40,000,000	2.156		01/03/19	39,709,289
160,600,000	2.157		01/03/19	159,432,795
280,670,000	2.168		01/03/19	278,620,485
136,700,000	2.173		01/03/19	135,699,432
123,500,000	2.142		01/10/19	122,560,748
92,000,000	2.147		01/10/19	91,298,640

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$127,700,000	2.157%		01/10/19	$126,721,836
246,200,000	2.178		01/24/19	244,092,767
5,772,624,000	2.235		02/14/19	5,714,596,307
2,911,000,000	2.240		02/21/19	2,880,434,093
1,909,000,000	2.266		02/28/19	1,887,905,546
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
5,975,000,000	2.139	(a)	10/31/19	5,975,742,504
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
165,000,000	2.261	(a)	10/31/18	165,060,052

TOTAL U.S. TREASURY OBLIGATIONS				$26,813,883,380

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$53,709,205,213

Repurchase Agreements-Unaffiliated Issuers(c) – 47.4%
Bank of Montreal
$220,000,000	1.940	%(d)	09/07/18	$220,000,000
Maturity Value: $220,438,656
Settlement Date: 08/07/18

Collateralized by U.S. Treasury Bills, 0.000%, due 09/27/18 to
03/28/19, U.S. Treasury Bonds, 2.750% to 4.250%, due
05/15/39 to 11/15/47, a U.S. Treasury Floating Rate Note,
2.134%, due 07/31/20, a U.S. Treasury Inflation-Indexed Bond,
3.625%, due 04/15/28, a U.S. Treasury Inflation-Indexed Note,
0.625%, due 04/15/23 and U.S. Treasury Notes, 0.750% to
2.750%, due 12/31/18 to 02/15/26. The aggregate market value of the collateral, including accrued interest, was $224,400,035.

425,000,000	1.940	(d)	09/07/18	425,000,000
Maturity Value: $425,687,084
Settlement Date: 08/13/18

Collateralized by a U.S. Treasury Bill, 0.000%, due 05/23/19,
U.S. Treasury Inflation-Indexed Notes, 0.625% to 2.125%, due
01/15/19 to 07/15/28 and U.S. Treasury Notes, 1.250% to
3.750%, due 11/15/18 to 11/15/27. The aggregate market value of the collateral, including accrued interest, was $433,500,034.

Barclays Capital, Inc.
1,000,000,000	1.950		09/04/18	1,000,000,000
Maturity Value: $1,000,216,667

Collateralized by U.S. Treasury Bills, 0.000%, due 09/13/18 to
04/25/19, U.S. Treasury Bonds, 2.500% to 3.625%, due
08/15/43 to 02/15/47 and U.S. Treasury Notes, 1.375% to
2.750%, due 08/31/20 to 05/15/27. The aggregate market value of the collateral, including accrued interest, was
$1,020,000,006.

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
BNP Paribas
828,900,000	1.970		09/04/18	828,900,000
Maturity Value: $829,081,437

Collateralized by Federal Home Loan Bank, 4.150%, due
06/01/38, Federal Home Loan Mortgage Corp., 4.000% to
4.500%, due 06/01/47 to 10/01/47, Federal National Mortgage
Association, 3.500% to 6.500%, due 06/01/34 to 06/01/48,
Government National Mortgage Association, 3.000% to
5.000%, due 05/15/43 to 08/20/48, U.S. Treasury Bills,
0.000%, due 11/01/18 to 02/28/19, a U.S. Treasury Bond,
8.500%, due 02/15/20, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/27 to 11/15/35, U.S. Treasury
Notes, 1.000% to 2.750%, due 10/15/19 to 08/31/25 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
05/15/47. The aggregate market value of the collateral,
including accrued interest, was $847,619,047.

900,000,000	1.970		09/04/18	900,000,000
Maturity Value: $900,197,000
Collateralized by a U.S. Treasury Inflation-Indexed Bond, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $918,000,000.
1,040,000,000	1.940	(d)	09/07/18	1,040,000,000
Maturity Value: $1,042,690,134
Settlement Date: 08/10/18

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/21/19,
U.S. Treasury Bonds, 3.625% to 7.625%, due 02/15/25 to
08/15/43, a U.S. Treasury Inflation-Indexed Bond, 3.625%, due
04/15/28, a U.S. Treasury Inflation-Indexed Note, 1.375%, due
01/15/20, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/23 to 11/15/45, U.S. Treasury Notes,
1.000% to 2.750%, due 07/31/19 to 03/31/25 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 08/15/26 to
11/15/45. The aggregate market value of the collateral,
including accrued interest, was $1,060,800,000.

994,000,000	1.950	(d)	09/07/18	994,000,000
Maturity Value: $996,584,402
Settlement Date: 08/10/18

Collateralized by Federal Home Loan Bank, 4.150%, due
06/01/38, Federal Home Loan Mortgage Corp., 3.000% to
5.500%, due 12/01/47 to 09/01/48, Federal National Mortgage
Association, 3.000% to 6.000%, due 02/01/23 to 08/01/48,
Government National Mortgage Association, 3.500% to
4.500%, due 05/20/41 to 08/20/48, U.S. Treasury Bills,
0.000%, due 09/06/18 to 02/28/19, U.S. Treasury Bonds,
4.250% to 8.750%, due 05/15/20 to 05/15/39, U.S. Treasury
Inflation-Indexed Bonds, 1.000% to 3.375%, due 04/15/32 to
02/15/46, a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 11/15/27 and U.S. Treasury Notes, 1.000% to
2.750%, due 12/31/18 to 02/15/24. The aggregate market value of the collateral, including accrued interest, was
$1,017,481,398.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
BNP Paribas – (continued)
$982,500,000	1.960	%(d)	09/07/18	$982,500,000
Maturity Value: $984,746,648
Settlement Date: 08/16/18

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
06/20/19, U.S. Treasury Bonds, 2.750% to 8.125%, due
08/15/19 to 11/15/47, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.875%, due 04/15/29 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.375%, due 07/15/23 to
07/15/24, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/18 to 11/15/34, U.S. Treasury Notes,
1.250% to 2.625%, due 01/31/19 to 10/31/22 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
05/15/47. The aggregate market value of the collateral,
including accrued interest, was $1,002,149,998.

1,737,500,000	1.970	(d)	09/07/18	1,737,500,000
Maturity Value: $1,741,493,353
Settlement Date: 08/16/18

Collateralized by Federal Farm Credit Bank, 3.040%, due
06/01/34, Federal Home Loan Bank, 0.875%, due 10/01/18,
Federal Home Loan Mortgage Corp., 2.500% to 7.000%, due
01/01/26 to 06/01/48, Federal National Mortgage Association,
1.200% to 7.500%, due 08/16/19 to 08/01/48, Government
National Mortgage Association, 3.000% to 7.000%, due
10/15/26 to 07/20/48, U.S. Treasury Bills, 0.000%, due
10/11/18 to 04/25/19, U.S. Treasury Bonds, 2.875% to 8.750%,
due 08/15/19 to 05/15/48, a U.S. Treasury Inflation-Indexed
Bond, 1.375%, due 02/15/44, a U.S. Treasury Inflation-Indexed
Note, 2.125%, due 01/15/19, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/21 to 08/15/47, U.S.
Treasury Notes, 1.250% to 2.625%, due 09/30/18 to 01/31/25
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 02/15/38 to 05/15/47. The aggregate market value of the
collateral, including accrued interest, was $1,779,615,742.

BNP Paribas (Overnight MBS + 0.02%)
500,000,000	1.990	(a)(d)	09/01/18	500,000,000
Maturity Value: $525,925,288
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.500%, due 01/01/28 to 10/01/47, Federal National Mortgage
Association, 3.000% to 7.500%, due 12/01/25 to 07/01/48,
Government National Mortgage Association, 2.500% to
6.500%, due 09/15/27 to 06/20/48, U.S. Treasury Bills,
0.000%, due 11/29/18 to 02/28/19, a U.S. Treasury Bond,
8.125%, due 08/15/19, a U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/41, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 02/15/29 and U.S. Treasury Notes,
0.750% to 2.750%, due 09/30/18 to 02/28/25. The aggregate
market value of the collateral, including accrued interest, was
$512,819,645.

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
BNP Paribas (Overnight MBS + 0.02%) – (continued)
$550,000,000	1.990	%(a)(d)	09/01/18	$550,000,000
Maturity Value: $578,304,997
Settlement Date: 02/23/16

Collateralized by Federal Farm Credit Bank, 3.370% to 3.540%,
due 05/01/35 to 01/25/38, Federal Home Loan Mortgage Corp.,
4.500% to 7.500%, due 05/01/21 to 05/01/47, Federal National
Mortgage Association, 3.500% to 7.000%, due 11/01/18 to
01/01/48, Government National Mortgage Association, 3.500%
to 5.500%, due 01/15/39 to 04/20/48, a U.S. Treasury Bill,
0.000%, due 01/31/19, U.S. Treasury Bonds, 6.875% to
8.500%, due 02/15/20 to 08/15/25, a U.S. Treasury
Inflation-Indexed Bond, 3.875%, due 04/15/29, a U.S. Treasury
Inflation-Indexed Note, 0.125%, due 01/15/22 and U.S.
Treasury Notes, 1.125% to 3.625%, due 11/15/18 to 11/15/25.
The aggregate market value of the collateral, including accrued interest, was $561,391,232.

CIBC Wood Gundy Securities
2,600,000,000	1.980		09/04/18	2,600,000,000
Maturity Value: $2,600,572,000

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 03/01/30 to 08/01/48 and Federal National
Mortgage Association, 3.000% to 4.000%, due 11/01/27 to
06/01/48. The aggregate market value of the collateral,
including accrued interest, was $2,678,000,002.

Citibank N.A.
1,000,000,000	1.970		09/06/18	1,000,000,000
Maturity Value: $1,000,383,056
Settlement Date: 08/30/18

Collateralized by Federal Farm Credit Bank, 1.550% to 3.670%,
due 09/04/18 to 03/02/37, Federal Home Loan Bank, 0.000% to
5.500%, due 10/16/18 to 07/15/36, Federal Home Loan
Mortgage Corp., 1.375% to 11.000%, due 03/27/19 to
01/01/48, Federal National Mortgage Association, 1.375% to
11.000%, due 09/01/18 to 08/01/48, Federal National Mortgage
Association Stripped Security, 0.000%, due 05/15/30,
Government National Mortgage Association, 2.500% to
9.000%, due 11/15/18 to 08/20/48, Tennessee Valley
Authority, 3.500%, due 12/15/42, U.S. Treasury Bills, 0.000%,
due 09/06/18 to 05/23/19, U.S. Treasury Bonds, 2.250% to
8.750%, due 08/15/19 to 08/15/46, U.S. Treasury Inflation-
Indexed Bonds, 0.750% to 3.875%, due 01/15/26 to 02/15/48,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 2.125%, due
01/15/19 to 07/15/27 and U.S. Treasury Notes, 0.750% to
3.625%, due 10/31/18 to 02/15/28. The aggregate market value of the collateral, including accrued interest, was
$1,020,000,080.

Credit Agricole Corporate and Investment Bank
200,000,000	1.900		09/04/18	200,000,000
Maturity Value: $200,042,222

Collateralized by U.S. Treasury Bonds, 2.875% to 3.750%, due
11/15/43 to 08/15/45, a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/48, U.S. Treasury Notes, 1.375% to
2.000%, due 04/30/19 to 02/15/23 and a U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 02/15/44. The
aggregate market value of the collateral, including accrued
interest, was $204,000,040.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Credit Agricole Corporate and Investment Bank – (continued)
$650,000,000	1.950%	09/04/18	$650,000,000
Maturity Value: $650,140,833

Collateralized by a U.S. Treasury Bond, 3.000%, due 05/15/45,
U.S. Treasury Inflation-Indexed Notes, 0.125%, due 04/15/19
to 04/15/20 and U.S. Treasury Notes, 1.375% to 2.750%, due
05/31/23 to 02/29/24. The aggregate market value of the
collateral, including accrued interest, was $663,000,030.

Daiwa Capital Markets America, Inc.
300,000,000	1.970	09/04/18	300,000,000
Maturity Value: $300,065,667
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $306,000,000.
329,840,686	1.970	09/04/18	329,840,686
Maturity Value: $329,912,884
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $336,437,500.
391,776,397	1.970	09/04/18	391,776,397
Maturity Value: $391,862,153
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $399,611,925.
495,710,780	1.970	09/04/18	495,710,780
Maturity Value: $495,819,286
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $505,624,996.
643,659,680	1.970	09/04/18	643,659,680
Maturity Value: $643,800,570
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $656,532,874.
931,372,533	1.970	09/04/18	931,372,533
Maturity Value: $931,576,400
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $949,999,984.
1,207,639,924	1.970	09/04/18	1,207,639,924
Maturity Value: $1,207,904,263
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $1,231,792,722.

Deutsche Bank Securities, Inc.
100,000,000	1.960	09/04/18	100,000,000
Maturity Value: $100,021,778
Collateralized by a U.S. Treasury Note, 2.750%, due 08/31/23. The market value of the collateral, including accrued interest, was $102,000,066.

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Deutsche Bank Securities, Inc. – (continued)
600,000,000	1.970	09/04/18	600,000,000
Maturity Value: $600,131,333

Collateralized by Federal Farm Credit Bank, 1.360% to 3.200%,
due 04/13/20 to 08/07/28, Federal Home Loan Bank, 0.000% to
5.625%, due 09/07/18 to 06/09/28, Federal Home Loan
Mortgage Corp., 0.875% to 3.750%, due 10/12/18 to 11/03/22,
Federal National Mortgage Association, 1.000% to 6.090%,
due 09/18/18 to 09/27/27, Federal National Mortgage
Association Stripped Security, 0.000%, due 08/07/28 and
Tennessee Valley Authority, 2.875%, due 09/15/24. The
aggregate market value of the collateral, including accrued
interest, was $612,000,870.

Fixed Income Clearing Corp.
300,000,000	1.930	09/04/18	300,000,000
Maturity Value: $300,064,333
Collateralized by a U.S. Treasury Inflation-Indexed Note, 1.125%, due 01/15/21. The market value of the collateral, including accrued interest, was $306,000,029.
8,300,000,000	1.970	09/04/18	8,300,000,000
Maturity Value: $8,301,816,778

Collateralized by U.S. Treasury Bills, 0.000%, due 05/23/19 to
08/15/19, U.S. Treasury Bonds, 3.000% to 3.125%, due
08/15/44 to 02/15/47, a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/45, U.S. Treasury Inflation-Indexed Notes,
0.125%, due 04/15/19 to 01/15/23 and U.S. Treasury Notes,
1.625% to 2.000%, due 11/30/20 to 04/30/24. The aggregate
market value of the collateral, including accrued interest, was
$8,466,000,067.

HSBC Bank PLC
2,400,000,000	1.970	09/04/18	2,400,000,000
Maturity Value: $2,400,525,333

Collateralized by U.S. Treasury Bonds, 0.875% to 8.125%, due
08/15/19 to 02/15/47 and U.S. Treasury Notes, 0.375% to
3.625%, due 09/30/18 to 02/15/27. The aggregate market value of the collateral, including accrued interest, was
$2,448,000,021.

HSBC Securities (USA), Inc.
750,000,000	1.970	09/04/18	750,000,000
Maturity Value: $750,164,167

Collateralized by Federal Home Loan Mortgage Corp., 2.080% to
4.500%, due 05/22/23 to 05/01/48, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000%, due 01/15/19 to
07/15/32, Federal National Mortgage Association, 1.060% to
6.250%, due 11/14/18 to 05/15/29, Federal National Mortgage
Association Stripped Securities, 0.000%, due 07/15/21 to
01/15/37, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/19 to 08/15/47, U.S. Treasury Notes,
1.375% to 2.250%, due 09/30/20 to 12/31/23 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 11/15/19 to
11/15/25. The aggregate market value of the collateral,
including accrued interest, was $765,497,527.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
ING Financial Markets LLC
$250,000,000	1.970%		09/04/18	$250,000,000
Maturity Value: $250,054,722

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 04/01/43, Federal National Mortgage Association, 2.396%
to 4.766%, due 08/01/26 to 09/01/48 and Government National
Mortgage Association, 4.500%, due 05/20/48. The aggregate
market value of the collateral, including accrued interest, was
$255,000,001.

450,000,000	1.970		09/04/18	450,000,000
Maturity Value: $450,098,500

Collateralized by Federal Home Loan Mortgage Corp., 2.775% to
7.000%, due 10/01/29 to 08/01/48, Federal National Mortgage
Association, 2.507% to 6.500%, due 02/01/26 to 06/01/56 and
Government National Mortgage Association, 4.500%, due
05/20/48. The aggregate market value of the collateral,
including accrued interest, was $459,000,005.

300,000,000	2.030	(e)	09/10/18	300,000,000
Maturity Value: $301,590,167
Settlement Date: 06/08/18

Collateralized by Federal Home Loan Mortgage Corp., 2.497% to
4.504%, due 01/01/27 to 08/01/48 and Federal National
Mortgage Association, 2.397% to 5.500%, due 12/01/22 to
08/01/48. The aggregate market value of the collateral,
including accrued interest, was $305,999,998.

300,000,000	2.040	(e)	09/11/18	300,000,000
Maturity Value: $301,564,000
Settlement Date: 06/11/18

Collateralized by Federal Home Loan Mortgage Corp., 2.497% to
6.000%, due 09/01/29 to 08/01/48 and Federal National
Mortgage Association, 3.000% to 6.500%, due 05/01/23 to
08/01/48. The aggregate market value of the collateral,
including accrued interest, was $305,999,996.

300,000,000	2.050	(e)	09/27/18	300,000,000
Maturity Value: $301,793,750
Settlement Date: 06/14/18

Collateralized by Federal Home Loan Mortgage Corp., 2.123% to
5.000%, due 02/01/26 to 08/01/48 and Federal National
Mortgage Association, 2.397% to 7.000%, due 01/01/26 to
06/01/48. The aggregate market value of the collateral,
including accrued interest, was $306,000,003.

375,000,000	2.050	(e)	09/27/18	375,000,000
Maturity Value: $377,242,188
Settlement Date: 06/14/18

Collateralized by Federal Home Loan Mortgage Corp., 2.123% to
6.000%, due 10/01/29 to 08/01/48, Federal National Mortgage
Association, 2.500% to 6.000%, due 11/01/24 to 06/01/48 and
Government National Mortgage Association, 4.500%, due
05/20/48. The aggregate market value of the collateral,
including accrued interest, was $382,499,995.

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
ING Financial Markets LLC – (continued)
400,000,000	2.050	%(e)	09/27/18	400,000,000
Maturity Value: $402,391,667
Settlement Date: 06/14/18

Collateralized by Federal Home Loan Mortgage Corp., 2.123% to
5.000%, due 11/01/29 to 08/01/48, Federal National Mortgage
Association, 2.397% to 7.000%, due 12/01/25 to 08/01/48 and
Government National Mortgage Association, 4.500%, due
05/20/48. The aggregate market value of the collateral,
including accrued interest, was $408,000,003.

250,000,000	2.010	(e)	10/03/18	250,000,000
Maturity Value: $250,851,458
Settlement Date: 08/03/18

Collateralized by Federal Home Loan Mortgage Corp., 2.123% to
5.500%, due 11/01/33 to 07/01/48 and Federal National
Mortgage Association, 2.862% to 6.000%, due 12/01/22 to
06/01/56. The aggregate market value of the collateral,
including accrued interest, was $255,000,001.

Joint Repurchase Agreement Account I
1,619,900,000	1.950		09/04/18	1,619,900,000
Maturity Value: $1,620,250,978

Joint Repurchase Agreement Account III
3,624,900,000	1.970		09/04/18	3,624,900,000
Maturity Value: $3,625,693,450

Merrill Lynch, Pierce, Fenner & Smith, Inc.
400,000,000	1.900		09/04/18	400,000,000
Maturity Value: $400,084,444
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/25. The market value of the collateral, including accrued interest, was $408,000,042.
100,900,000	1.970		09/04/18	100,900,000
Maturity Value: $100,922,086

Collateralized by Federal Home Loan Mortgage Corp., 3.000%,
due 03/01/30 and Federal National Mortgage Association,
4.000% to 4.500%, due 07/01/47 to 04/01/48. The aggregate
market value of the collateral, including accrued interest, was
$103,927,001.

281,800,000	1.970		09/04/18	281,800,000
Maturity Value: $281,861,683

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 05/01/47 to 08/01/48 and Federal National
Mortgage Association, 3.000% to 4.500%, due 02/01/38 to
06/01/48. The aggregate market value of the collateral,
including accrued interest, was $290,254,002.

Mizuho Securities USA LLC
260,000,000	1.970		09/04/18	260,000,000
Maturity Value: $260,056,911
Collateralized by Federal National Mortgage Association, 4.000%, due 08/01/48. The market value of the collateral, including accrued interest, was $267,800,000.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
MUFG Securities Americas Inc.
$800,000,000	1.970%		09/04/18	$800,000,000
Maturity Value: $800,175,111

Collateralized by Federal Farm Credit Bank, 2.900%, due
08/14/23, Federal Home Loan Bank, 2.250%, due 01/29/21,
Federal Home Loan Mortgage Corp., 2.500% to 6.500%, due
12/01/21 to 08/01/48, Federal National Mortgage Association,
1.300% to 5.000%, due 06/30/20 to 02/01/48 and Government
National Mortgage Association, 3.000% to 6.000%, due
08/15/33 to 08/20/48. The aggregate market value of the
collateral, including accrued interest, was $823,985,593.

Natixis-New York Branch
500,000,000	1.970		09/04/18	500,000,000
Maturity Value: $500,109,444

Collateralized by Federal Farm Credit Bank, 3.050% to 3.430%,
due 10/24/30 to 10/26/37, Federal Home Loan Bank, 3.320% to
3.940%, due 06/18/30 to 02/22/41, Federal National Mortgage
Association, 3.500% to 5.500%, due 03/01/41 to 01/01/48,
Federal National Mortgage Association Stripped Securities,
0.000%, due 01/15/25 to 05/15/30, Tennessee Valley
Authority, 4.250% to 5.375%, due 09/15/39 to 09/15/65, U.S.
Treasury Bills, 0.000%, due 11/08/18 to 02/14/19, U.S.
Treasury Bonds, 2.500% to 6.500%, due 11/15/26 to 05/15/47,
U.S. Treasury Inflation-Indexed Bonds, 0.750% to 2.375%, due
01/15/25 to 02/15/42, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.500%, due 01/15/22 to 01/15/28 and U.S. Treasury
Notes, 1.375% to 3.625%, due 09/30/19 to 08/15/26. The
aggregate market value of the collateral, including accrued
interest, was $510,461,318.

Nomura Securities International, Inc.
3,200,000,000	1.970		09/04/18	3,200,000,000
Maturity Value: $3,200,700,444

Collateralized by Federal Farm Credit Bank, 2.483% to 3.375%,
due 12/08/23 to 08/01/28, Federal Home Loan Mortgage Corp.,
2.000% to 9.500%, due 09/01/18 to 09/01/48, Federal Home
Loan Mortgage Corp. Stripped Security, 0.000%, due 09/15/27,
Federal National Mortgage Association, 2.000% to 9.500%,
due 09/01/18 to 02/01/57, Government National Mortgage
Association, 2.100% to 9.500%, due 11/15/18 to 08/20/48, a
U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/48, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/22,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/22 to 08/15/36 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 05/15/43. The aggregate market value of the collateral, including accrued interest, was
$3,293,752,019.

Norinchukin Bank
650,000,000	2.040	(e)	09/26/18	650,000,000
Maturity Value: $653,830,667
Settlement Date: 06/14/18

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29
and U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%,
due 01/15/21 to 01/15/27. The aggregate market value of the
collateral, including accrued interest, was $663,000,095.

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Northwestern Mutual Life Insurance Company
772,800,000	1.990		09/04/18	772,800,000
Maturity Value: $772,970,875
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $788,608,696.

Prudential Insurance Company of America (The)
15,968,750	1.990		09/04/18	15,968,750
Maturity Value: $15,972,281
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $16,288,125.
22,752,500	1.990		09/04/18	22,752,500
Maturity Value: $22,757,531
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $23,207,550.
25,762,500	1.990		09/04/18	25,762,500
Maturity Value: $25,768,196
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $26,277,750.
46,750,000	1.990		09/04/18	46,750,000
Maturity Value: $46,760,337
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $47,685,000.
66,843,750	1.990		09/04/18	66,843,750
Maturity Value: $66,858,530
Collateralized by a U.S. Treasury Bond, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $68,180,625.
72,750,000	1.990		09/04/18	72,750,000
Maturity Value: $72,766,086
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $74,205,000.
152,250,000	1.990		09/04/18	152,250,000
Maturity Value: $152,283,664
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $155,295,000.
191,500,000	1.990		09/04/18	191,500,000
Maturity Value: $191,542,343
Collateralized by a U.S. Treasury Bond, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $195,330,000.

Royal Bank of Canada-New York Branch
3,400,000,000	1.960	(d)	09/07/18	3,400,000,000
Maturity Value: $3,419,436,651
Settlement Date: 06/14/18

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 05/01/21 to 09/01/48, Federal National Mortgage
Association, 2.000% to 7.500%, due 08/01/19 to 02/01/57 and
Government National Mortgage Association, 3.500% to
4.500%, due 10/15/45 to 08/20/48. The aggregate market value of the collateral, including accrued interest, was
$3,468,000,004.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Wells Fargo Securities LLC
$300,000,000	1.900%	09/04/18	$300,000,000
Maturity Value: $300,063,333

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
08/15/19, U.S. Treasury Bonds, 3.000% to 3.625%, due
02/15/44 to 02/15/47, U.S. Treasury Floating Rate Notes,
2.161% to 2.261%, due 10/31/18 to 04/30/19 and U.S. Treasury
Notes, 1.125% to 2.875%, due 02/28/19 to 08/31/25. The
aggregate market value of the collateral, including accrued
interest, was $306,000,028.

200,000,000	1.970	09/04/18	200,000,000
Maturity Value: $200,043,778

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 12/01/31 to 07/01/46 and Federal National
Mortgage Association, 3.000% to 4.500%, due 03/01/31 to
01/01/48. The aggregate market value of the collateral,
including accrued interest, was $206,000,001.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$49,707,777,500

Repurchase Agreements-Affiliated Issuers(c) – 1.5%
Goldman Sachs & Co.
$1,600,800,000	1.650%	09/04/18	$1,600,800,000
Maturity Value: $1,601,093,480

Collateralized by U.S. Treasury Bills, 0.000%, due 09/13/18 to
08/15/19, a U.S. Treasury Inflation-Indexed Note, 0.125%, due
01/15/22 and U.S. Treasury Notes, 1.375% to 2.750%, due
09/15/20 to 06/30/25. The aggregate market value of the
collateral, including accrued interest, was $1,632,816,038.

TOTAL INVESTMENTS – 100.2%			$105,017,782,713

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(159,287,280)

NET ASSETS – 100.0%			$104,858,495,433

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2018. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 33 and 34.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2018, these securities amounted to $2,575,000,000 or approximately 2.5% of net assets. The liquidity determination is unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Paper and Corporate Obligations – 30.4%
Albion Capital LLC
$50,000,000	1.998%	09/07/18	$49,981,042
18,250,000	2.239	10/16/18	18,201,892
60,000,000	2.239	10/22/18	59,819,473
Alpine Securitization LLC
40,000,000	2.330	09/27/18	40,008,017
13,000,000	2.330	10/01/18	13,002,848
6,950,000	2.400	10/18/18	6,952,495
Atlantic Asset Securitization LLC
10,000,000	2.346	09/05/18	9,997,307
72,000,000	2.379	10/04/18	71,858,492
35,000,000	2.412	11/08/18	34,852,484
25,000,000	2.380	11/14/18	24,884,114
Bank of China Ltd.-Hong Kong Branch
10,000,000	2.320	09/24/18	9,986,313
Banner Health
25,000,000	2.180	09/19/18	25,000,583
Barclays Bank PLC-New York Branch
50,000,000	2.412	11/29/18	49,710,000
Barclays US CCP Funding LLC
25,000,000	2.377	09/04/18	24,994,569
20,000,000	2.356	11/27/18	19,887,116
Barton Capital S.A.
65,000,000	2.346	09/05/18	64,982,306
27,000,000	2.314	10/09/18	26,937,375
BNP Paribas-New York Branch
21,542,000	2.455	09/10/18	21,530,349
BPCE
35,000,000	2.604	10/31/18	34,874,510
55,750,000	2.432	11/06/18	55,526,715
40,000,000	2.453	11/06/18	39,839,796
3,000,000	2.422	11/19/18	2,985,133
Cancara Asset Securitisation Ltd.
13,500,000	2.315	11/08/18	13,442,428
Chariot Funding LLC
38,000,000	2.346	10/09/18	37,913,962
CHARTA, LLC
20,450,000	2.325	09/13/18	20,435,408
CNPC Finance (HK) Ltd.
42,000,000	2.337	09/11/18	41,972,986
5,000,000	2.419	10/01/18	4,989,800
Collateralized Commercial Paper Co., LLC
25,250,000	2.423	09/05/18	25,243,084
CRC Funding, LLC
25,000,000	2.556	10/01/18	24,956,213
DBS Bank Ltd.
40,000,000	2.305	10/19/18	39,884,414
78,000,000	2.355	11/26/18	77,572,482
Dexia Credit Local-New York Branch
70,000,000	2.644	05/07/19	68,782,321
Erste Abwicklungsanstalt
50,000,000	2.295	10/24/18	49,841,900
40,000,000	2.295	10/25/18	39,871,056
Export Development Canada
40,000,000	2.423	01/02/19	39,683,387
First Abu Dhabi Bank P.J.S.C.
13,000,000	2.208	10/09/18	12,970,143

Commercial Paper and Corporate Obligations – (continued)
First Abu Dhabi Bank P.J.S.C. – (continued)
25,539,000	2.386	10/25/18	25,451,873
50,000,000	2.382	11/02/18	49,799,450
20,000,000	2.381	11/07/18	19,912,658
Gotham Funding Corp.
38,718,000	2.323	09/05/18	38,707,466
20,000,000	2.072	09/11/18	19,987,826
22,200,000	2.346	09/18/18	22,177,545
14,000,000	2.358	10/10/18	13,967,644
Industrial & Commercial Bank of China Ltd.-New York Branch
15,000,000	2.257	09/20/18	14,982,667
40,000,000	2.372	09/26/18	39,938,871
Kells Funding LLC
75,000,000	2.285	11/28/18	74,583,369
24,500,000	2.301	12/04/18	24,353,626
Liberty Street Funding LLC
13,000,000	2.335	09/17/18	12,987,599
37,250,000	2.381	09/20/18	37,208,011
30,000,000	2.325	10/03/18	29,943,075
30,000,000	2.391	12/03/18	29,821,557
LMA-Americas LLC
20,000,000	2.356	09/06/18	19,993,510
19,000,000	2.346	09/13/18	18,986,497
70,000,000	2.346	09/14/18	69,946,345
53,000,000	2.315	11/14/18	52,755,427
15,000,000	2.424	11/14/18	14,930,782
Macquarie Bank Ltd.
75,000,000	2.547	02/11/19	74,155,741
Manhattan Asset Funding Company LLC
30,000,000	2.188	10/02/18	29,945,200
Matchpoint Finance PLC
10,000,000	2.412	09/05/18	9,997,133
44,000,000	2.345	10/10/18	43,895,035
16,000,000	2.345	10/22/18	15,949,549
47,500,000	2.499	11/09/18	47,290,987
35,000,000	2.412	11/26/18	34,802,329
Metlife Short Term Funding LLC
17,000,000	2.295	11/26/18	16,906,987
Mitsubishi UFJ Trust and Banking Corp.
50,000,000	2.377	09/20/18	49,944,166
25,000,000	2.399	10/10/18	24,943,056
Nestle Capital Corporation
31,800,000	2.329	11/09/18	31,668,481
Nieuw Amsterdam Receivables Corp.
80,000,000	2.335	09/14/18	79,936,814
35,000,000	2.168	10/04/18	34,931,740
66,000,000	2.188	10/04/18	65,871,281
Old Line Funding Corp.
27,544,000	2.403	11/15/18	27,416,538
Oversea-Chinese Banking Corp., Ltd.
44,000,000	2.325	09/14/18	43,967,232
Ridgefield Funding Company LLC
30,000,000	2.452	11/06/18	29,876,999
63,767,000	2.432	12/03/18	63,381,214
Santander UK PLC
50,000,000	2.403	09/14/18	49,962,394
15,000,000	2.335	09/25/18	14,979,448
40,000,000	2.348	10/31/18	39,857,328

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value
Commercial Paper and Corporate Obligations – (continued)
Santander UK PLC – (continued)
$30,000,000	2.312%		11/21/18	$29,849,462
35,000,000	2.332		11/21/18	34,824,372
Sheffield Receivables Company LLC
40,000,000	2.367		09/17/18	39,961,844
40,000,000	2.402		11/08/18	39,833,787
30,000,000	2.391		11/09/18	29,873,242
Standard Chartered Bank
50,000,000	2.413		11/13/18	49,773,478
Sumitomo Mitsui Banking Corp.
50,000,000	2.294		11/21/18	49,745,686
55,000,000	2.536		01/31/19	54,452,090
Sumitomo Mitsui Trust Bank Ltd.
40,000,000	2.334		09/24/18	39,947,200
50,000,000	2.294		11/20/18	49,749,125
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
25,000,000	2.368		10/29/18	24,911,705
Swedbank AB
57,850,000	2.307		11/08/18	57,619,482
80,000,000	2.350		11/13/18	79,654,502
Toronto-Dominion Bank (The)
35,000,000	2.322		10/25/18	34,887,708
United Overseas Bank Ltd.
25,000,000	2.382		09/17/18	24,976,779
60,000,000	2.402		10/11/18	59,858,276
Versailles Commercial Paper LLC
33,250,000	2.399		10/09/18	33,174,068
20,000,000	2.302		11/06/18	19,914,352
Victory Receivables Corp.
27,710,000	2.104		10/02/18	27,659,260
40,000,000	2.346		10/05/18	39,919,889
45,000,000	2.336		12/06/18	44,725,732

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $3,528,369,972)				$3,528,800,002

Certificates of Deposit-Eurodollar – 3.2%
ABN AMRO Bank NV
$21,000,000	2.433%		12/03/18	$20,873,119
Credit Industriel et Commercial
65,000,000	2.560		01/25/19	65,073,152
KBC Bank NV
50,000,000	2.330		11/21/18	50,004,364
Mizuho Bank, Ltd.-London Branch
32,000,000	2.420		09/10/18	31,981,344
40,000,000	2.340		10/10/18	39,904,805
40,000,000	2.370		10/16/18	39,889,142
Mizuho Bank, Ltd.-Sydney Branch
15,000,000	2.370		09/07/18	14,994,303
15,000,000	2.370		09/10/18	14,991,838
Norinchukin Bank (The)-London Branch
25,000,000	2.129		09/07/18	24,990,476
Standard Chartered Bank
50,000,000	2.433		12/06/18	49,686,500

Certificates of Deposit-Eurodollar – (continued)
Sumitomo Mitsui Trust Bank, Ltd.
20,000,000	2.350		11/30/18	20,004,422

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR
(Cost $372,294,245)				$372,393,465

Certificates of Deposit-Yankeedollar – 4.1%
Banco Del Estado De Chile (1 Mo. LIBOR + 0.34%)
$15,000,000	2.423	%(a)	11/08/18	$15,010,113
Bank of Montreal (1 Mo. LIBOR + 0.30%)
6,350,000	2.379	(a)	09/07/18	6,350,514
Bank of Montreal (1 Mo. LIBOR + 0.28%)
18,000,000	2.363	(a)	11/08/18	18,010,071
Bank of Montreal
50,000,000	2.320		12/03/18	50,002,818
Canadian Imperial Bank of Commerce (3 Mo. LIBOR + 0.20%)
35,000,000	2.543	(a)	05/01/19	35,022,996
Cooperatieve Rabobank U.A.
50,000,000	2.390		12/10/18	50,014,634
Credit Agricole Corporate and Investment Bank
50,300,000	2.310		09/26/18	50,314,957
National Bank of Kuwait (International) PLC
50,000,000	2.500		10/01/18	50,013,895
National Bank of Kuwait S.A.K.P
40,000,000	2.400		10/29/18	40,008,996
15,000,000	2.400		11/05/18	15,002,895
20,000,000	2.500		11/08/18	20,007,118
20,000,000	2.500		11/21/18	20,005,570
50,000,000	2.450		11/30/18	50,004,628
10,000,000	2.500		12/21/18	10,000,699
Norinchukin Bank (The)
50,000,000	2.250		11/28/18	49,999,387

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $479,676,543)				$479,769,291

Fixed Rate Municipal Debt Obligations – 1.4%
ABN AMRO Bank NV
$39,525,000	2.500	%(b)	10/30/18	$39,519,902
BPCE
25,430,000	2.500	(c)	12/10/18	25,432,243
ING Bank NV
30,000,000	2.000	(b)	11/26/18	29,971,938
National Bank of Canada
20,000,000	2.100		12/14/18	19,985,868
Skandinaviska Enskilda Banken AB
30,000,000	2.375	(b)	11/20/18	29,980,281
Societe Generale
16,935,000	2.625	(c)	10/01/18	16,938,048

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $161,848,554)				$161,828,280

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Time Deposits – 1.3%
Australia & New Zealand Banking Group Ltd.
$75,000,000	1.960%		09/04/18	$75,005,664
75,000,000	1.960		09/06/18	75,008,401

TOTAL TIME DEPOSITS
(Cost $150,000,000)				$150,014,065

U.S. Treasury Obligations – 8.3%
United States Treasury Bills
$185,020,000	2.235%		02/14/19	$183,174,901
107,500,000	2.240		02/21/19	106,379,387
179,600,000	2.266		02/28/19	177,639,666
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
131,500,000	2.091	(a)	01/31/20	131,475,137
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
146,500,000	2.124	(a)	04/30/20	146,521,401
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
215,000,000	2.134	(a)	07/31/20	214,975,354

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $960,105,016)				$960,165,846

Variable Rate Municipal Debt Obligations(d) – 1.7%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$15,000,000	1.960%		09/07/18	$15,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
66,500,000	2.050		09/01/18	66,500,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
4,950,000	2.050		09/01/18	4,950,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	2.050		09/01/18	29,110,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
62,500,000	2.000		09/07/18	62,500,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
14,895,000	1.950		09/07/18	14,895,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $192,955,000)				$192,955,000

Variable Rate Obligations(a) – 20.4%
Banco Del Estado De Chile (3 Mo. LIBOR + 0.09%)
$30,000,000	2.404%		11/15/18	$30,002,159
Banco Del Estado De Chile (3 Mo. LIBOR + 0.07%)
24,000,000	2.441		03/21/19	23,998,728

Variable Rate Obligations(a) – (continued)
Banco Del Estado De Chile (3 Mo. LIBOR + 0.08%)
23,000,000	2.436		12/27/18	23,001,494
Bank of America N.A. (3 Mo. LIBOR + 0.10%)
50,000,000	2.419		11/14/18	49,999,654
Bank of Montreal (1 Mo. LIBOR + 0.24%)
15,000,000	2.300		10/17/18	15,005,582
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.45%)
11,150,000	2.765		11/30/18	11,161,366
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.10%)
75,000,000	2.482		03/25/19	75,028,890
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
10,000,000	2.290		09/17/18	10,001,445
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.28%)
34,000,000	2.605		03/20/19	34,045,522
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.83%)
23,000,000	3.169		01/15/19	23,064,261
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.09%)
19,000,000	2.437		01/22/19	19,000,631
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.11%)
50,000,000	2.447		10/09/18	50,003,786
BNZ International Funding Ltd. (3 Mo. LIBOR + 0.25%)
22,171,000	2.587		04/05/19	22,184,978
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
27,000,000	2.299		09/21/18	27,004,831
Collateralized Commercial Paper Co., LLC (1 Mo. LIBOR + 0.28%)
20,000,000	2.362		03/01/19	20,013,141
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.27%)
33,000,000	2.349		01/07/19	33,019,733
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.26%)
21,000,000	2.342		01/03/19	21,011,411
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.09%)
45,000,000	2.423		10/11/18	45,001,182
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.07%)
35,000,000	2.413		11/01/18	35,000,247
33,000,000	2.407		01/07/19	32,998,708
Cooperatieve Rabobank U.A. (3 Mo. LIBOR + 0.20%)
30,000,000	2.526		03/12/19	30,021,577
Cooperatieve Rabobank U.A. (1 Mo. LIBOR + 0.17%)
20,000,000	2.249		09/07/18	20,001,113
5,000,000	2.237		09/14/18	5,000,503
Credit Agricole Corporate and Investment Bank (3 Mo. LIBOR + 0.06%)
50,000,000	2.469		12/14/18	49,998,632
Credit Industriel et Commercial (3 Mo. LIBOR + 0.04%)
75,000,000	2.425		03/20/19	74,996,052
Credit Industriel et Commercial (1 Mo. LIBOR + 0.38%)
55,000,000	2.447		10/12/18	55,016,818
Dexia Credit Local (3 Mo. LIBOR + 0.50%)
45,000,000	2.814	(b)	02/15/19	45,073,274
DNB Bank ASA (1 Mo. LIBOR + 0.16%)
40,000,000	2.240		09/04/18	40,001,262
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.34%)
50,000,000	2.400		10/17/18	50,025,119
HSBC Bank PLC (3 Mo. LIBOR + 0.18%)
30,000,000	2.518		02/13/19	30,034,985

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value
Variable Rate Obligations(a) – (continued)
ING (U.S.) Funding LLC (1 Mo. LIBOR + 0.27%)
$35,000,000	2.353%		03/08/19	$35,023,959
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.11%)
45,900,000	2.448		05/10/19	45,909,125
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.16%)
71,000,000	2.499		01/07/19	71,026,385
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.04%)
45,000,000	2.370		12/20/18	44,999,888
Lloyds Bank PLC (1 Mo. LIBOR + 0.30%)
80,000,000	2.382		11/01/18	80,044,955
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.18%)
40,000,000	2.253		02/28/19	40,001,020
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.15%)
75,000,000	2.287	(c)	12/14/18	74,999,328
Nordea Bank AB (3 Mo. LIBOR + 0.20%)
40,000,000	2.541		03/15/19	40,037,579
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.17%)
50,000,000	2.503		04/18/19	50,008,951
Royal Bank of Canada (3 Mo. LIBOR + 0.17%)
43,000,000	2.539		06/07/19	43,035,285
Skandinaviska Enskilda Banken AB (1 Mo. LIBOR + 0.24%)
39,500,000	2.305		12/27/18	39,518,867
Societe Generale (3 Mo. LIBOR + 0.20%)
35,000,000	2.510		08/21/19	34,999,885
Standard Chartered Bank (3 Mo. LIBOR + 0.06%)
50,000,000	2.446		03/21/19	49,997,362
Standard Chartered Bank (3 Mo. LIBOR + 0.08%)
40,000,000	2.415		12/24/18	40,003,478
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.67%)
26,450,000	3.012		10/19/18	26,475,022
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.25%)
40,000,000	2.327		11/19/18	40,011,794
Sumitomo Mitsui Trust Bank Ltd. (3 Mo. LIBOR + 0.11%)
40,000,000	2.447		10/12/18	40,004,576
Svenska Handelsbanken AB (1 Mo. LIBOR + 0.23%)
26,000,000	2.307		11/19/18	26,012,225
Svenska Handelsbanken AB (3 Mo. LIBOR + 0.20%)
40,000,000	2.539		04/09/19	40,032,769
Svenska Handelsbanken AB-New York Branch (1 Mo. LIBOR + 0.16%)
35,000,000	2.240		09/04/18	35,001,104
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.11%)
15,000,000	2.447		11/06/18	14,999,725
40,000,000	2.176		09/23/19	39,995,899
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.04%)
50,000,000	2.423		12/21/18	49,998,615
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.17%)
35,000,000	2.506		04/17/19	35,025,462
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.23%)
8,000,000	2.310%		12/06/18	8,003,918
Toyota Finance Australia Limited (1 Mo. LIBOR + 0.20%)
9,000,000	2.267		09/07/18	9,000,553
Toyota Motor Finance (Netherlands) B.V. (3 Mo. LIBOR + 0.09%)
34,255,000	2.420		03/18/19	34,260,383
UBS AG-London Branch (1 Mo. LIBOR + 0.30%)
85,000,000	2.380		12/05/18	85,057,540
30,000,000	2.363		12/17/18	30,019,803
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.21%)
50,000,000	2.543		04/18/19	50,033,456

Variable Rate Obligations(a) – (continued)
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.16%)
45,000,000	2.497		08/13/19	44,995,640
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.13%)
43,000,000	2.466		09/28/18	43,002,165
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.25%)
15,000,000	2.589		04/05/19	15,015,534
Westpac Banking Corp. (3 Mo. LIBOR + 0.74%)
18,100,000	3.050		11/23/18	18,127,663

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $2,374,766,876)				$2,375,396,997

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $8,220,016,206)				$8,221,322,946

Repurchase Agreements(e) – 30.1%
BNP Paribas (OBFR + 0.20%)
$50,000,000	2.110	%(a)	09/07/18	$50,000,000
Maturity Value: $51,570,777
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 0.000% to
7.500%, due 10/20/30 to 09/20/49 and various corporate
security issuers, 3.150% to 8.000%, due 08/01/22 to 10/01/26.
The aggregate market value of the collateral, including accrued interest, was $61,336,046.

Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.58%)
51,000,000	2.919	(a)(f)	12/04/18	51,000,000
Maturity Value: $52,000,796
Settlement Date: 04/12/18
Collateralized by a U.S. Treasury Note, 2.000%, due 11/15/26. The market value of the collateral, including accrued interest, was $52,020,062.

Credit Suisse Securities (USA) LLC (1 Mo. LIBOR + 0.50%)
30,000,000	2.576	(a)(f)	10/05/18	30,000,000
Maturity Value: $31,137,680
Settlement Date: 04/27/17

Collateralized by various asset-backed obligation, 4.300%, due
08/15/25 and various corporate security issuers, 4.350% to
9.750%, due 06/01/22 to 03/01/48. The aggregate market value of the collateral, including accrued interest, was $33,009,465.

Fixed Income Clearing Corp.
200,000,000	1.970		09/04/18	199,998,618
Maturity Value: $200,043,778
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/20. The market value of the collateral, including accrued interest, was $204,000,060.

HSBC Bank PLC
140,000,000	2.110		09/04/18	140,001,210
Maturity Value: $140,032,822

Collateralized by an Exchange-Traded Fund, 0.000%, due
01/01/49, U.S. Treasury Bonds, 0.750% to 4.375%, due
02/15/39 to 08/15/46 and various equity securities. The
aggregate market value of the collateral, including accrued
interest, was $146,081,546.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreements(e) – (continued)
HSBC Securities (USA), Inc.
$15,000,000	2.010%	09/04/18	$14,999,963
Maturity Value: $15,003,350
Collateralized by various corporate security issuers, 2.150% to 8.750%, due 06/15/20 to 12/29/99. The aggregate market value of the collateral, including accrued interest, was $15,753,522.
40,000,000	2.110	09/04/18	40,000,346
Maturity Value: $40,009,378
Collateralized by various corporate security issuers, 5.893% to 8.000%, due 11/09/19 to 12/29/99. The aggregate market value of the collateral, including accrued interest, was $44,010,314.

Joint Repurchase Agreement Account III
2,527,900,000	1.970	09/04/18	2,527,882,532
Maturity Value: $2,528,453,329

Merrill Lynch, Pierce, Fenner & Smith, Inc.
225,000,000	2.110	09/04/18	225,001,944
Maturity Value: $225,052,750

Collateralized by mortgage-backed obligations, 2.764% to
9.015%, due 04/25/24 to 06/15/60 and various asset-backed
obligations, 2.423% to 3.589%, due 01/20/22 to 01/29/46. The aggregate market value of the collateral, including accrued
interest, was $258,749,999.

Mizuho Securities USA LLC (3 Mo. LIBOR + 0.95%)
9,000,000	3.313(a)(f)	11/06/18	9,000,000
Maturity Value: $9,453,071
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 2.625% to 6.875%, due 04/01/23 to 11/15/31. The aggregate market value of the collateral, including accrued interest, was $9,503,020.

MUFG Securities Americas Inc.
95,000,000	2.080	09/04/18	95,000,504
Maturity Value: $95,021,956
Collateralized by various equity securities. The market value of the collateral, including accrued interest, was $102,600,069.

Wells Fargo Securities LLC
115,000,000	2.060	09/04/18	115,000,000
Maturity Value: $115,046,064
Settlement Date: 08/28/18

Collateralized by various corporate security issuers, 0.000% to
3.000%, due 09/04/18 to 01/16/25 and various sovereign debt
security issuers, 1.875% to 5.875%, due 04/01/19 to 09/21/25.
The aggregate market value of the collateral, including accrued interest, was $120,768,547.

TOTAL REPURCHASE AGREEMENTS
(Cost $3,497,900,000)			$3,497,885,117

TOTAL INVESTMENTS – 100.9%
(Cost $11,717,916,206)			$11,719,208,063

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(108,312,682)

NET ASSETS – 100.0%			$11,610,895,381

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2018, these securities amounted to $215,995,395 or approximately 1.9% of net assets. The liquidity determination is unaudited.
(c)	All or a portion represents a forward commitment.
(d)	Rate shown is that which is in effect on August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(e)	Unless noted, all repurchase agreements were entered into on August 31, 2018. Additional information on Joint Repurchase Agreement Account III appears on page 34.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2018, these securities amounted to $90,000,000 or approximately 0.8% of net assets. The liquidity determination is unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Paper and Corporate Obligations – 31.9%
Albion Capital LLC
$20,000,000	1.998%	09/07/18	$19,992,417
15,000,000	2.239	10/22/18	14,954,868
18,146,000	2.259	10/29/18	18,083,339
Alpine Securitization LLC
25,000,000	2.422	09/20/18	24,971,583
10,000,000	2.330	09/27/18	10,002,005
Atlantic Asset Securitization LLC
12,200,000	2.390	10/10/18	12,171,574
5,638,000	2.381	11/15/18	5,611,469
Bank of China Ltd.-Hong Kong Branch
15,000,000	2.320	09/24/18	14,979,470
Banner Health
20,000,000	2.200	10/17/18	19,999,392
Barclays US CCP Funding LLC
35,000,000	2.356	11/27/18	34,802,452
Barton Capital S.A.
16,000,000	2.346	09/05/18	15,995,645
11,400,000	2.314	10/09/18	11,373,559
10,000,000	2.334	11/19/18	9,949,711
BASF SE
10,000,000	2.079	09/04/18	9,997,860
Bedford Row Funding Corp.
10,000,000	2.458	09/11/18	9,993,944
BPCE
15,000,000	2.432	09/05/18	14,995,979
20,000,000	2.604	10/31/18	19,928,291
10,000,000	2.432	11/06/18	9,959,949
15,000,000	2.453	11/06/18	14,939,924
Cancara Asset Securitisation Ltd.
15,000,000	2.346	10/30/18	14,944,750
10,000,000	2.315	11/08/18	9,957,354
Chariot Funding LLC
12,000,000	2.567	09/24/18	11,983,672
CNPC Finance (HK) Ltd.
10,000,000	2.419	10/01/18	9,979,600
DBS Bank Ltd.
20,000,000	2.305	10/19/18	19,942,207
15,000,000	2.355	11/26/18	14,917,785
Dexia Credit Local-New York Branch
25,000,000	2.644	05/07/19	24,565,115
Erste Abwicklungsanstalt
19,000,000	2.295	10/24/18	18,939,922
20,000,000	2.295	10/25/18	19,935,528
Export Development Canada
20,000,000	2.423	01/02/19	19,841,693
First Abu Dhabi Bank P.J.S.C.
2,000,000	2.208	10/09/18	1,995,407
10,500,000	2.386	10/25/18	10,464,179
15,000,000	2.381	11/07/18	14,934,493
Gotham Funding Corp.
13,542,000	2.323	09/05/18	13,538,315
10,000,000	2.072	09/11/18	9,993,913
30,000,000	2.358	10/10/18	29,930,667
Industrial & Commercial Bank of China Ltd.-New York Branch
2,000,000	2.257	09/20/18	1,997,689
20,000,000	2.372	09/26/18	19,969,435

Commercial Paper and Corporate Obligations – (continued)
Kells Funding LLC
25,000,000	2.285	11/28/18	24,861,123
30,000,000	2.285	11/30/18	29,829,147
7,500,000	2.301	12/04/18	7,455,192
Liberty Street Funding LLC
30,000,000	2.401	11/06/18	29,877,948
LMA-Americas LLC
12,000,000	2.356	09/06/18	11,996,106
25,000,000	2.346	09/14/18	24,980,838
20,000,000	2.402	12/18/18	19,859,329
Manhattan Asset Funding Company LLC
20,000,000	2.367	10/02/18	19,963,467
Matchpoint Finance PLC
15,000,000	2.412	09/05/18	14,995,700
20,000,000	2.345	10/10/18	19,952,289
12,000,000	2.345	10/22/18	11,962,161
10,000,000	2.412	11/26/18	9,943,523
Mitsubishi UFJ Trust and Banking Corp.
25,000,000	2.377	09/20/18	24,972,083
25,000,000	2.399	10/10/18	24,943,056
Nieuw Amsterdam Receivables Corp.
30,000,000	2.188	10/04/18	29,941,492
Old Line Funding Corp.
19,058,000	2.403	11/15/18	18,969,808
Ridgefield Funding Company LLC
20,000,000	2.377	10/16/18	19,945,030
10,000,000	2.432	12/03/18	9,939,501
Santander UK PLC
20,000,000	2.403	09/14/18	19,984,958
10,000,000	2.335	09/25/18	9,986,298
25,000,000	2.348	10/31/18	24,910,830
10,000,000	2.312	11/21/18	9,949,821
Sheffield Receivables Company LLC
15,000,000	2.402	11/08/18	14,937,670
20,000,000	2.391	11/09/18	19,915,494
Standard Chartered Bank
10,000,000	2.413	11/13/18	9,954,696
Sumitomo Mitsui Banking Corp.
40,000,000	2.294	11/21/18	39,796,549
Sumitomo Mitsui Trust Bank Ltd.
8,000,000	2.294	11/20/18	7,959,860
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
30,000,000	2.368	10/29/18	29,894,046
Swedbank AB
7,400,000	2.284	10/16/18	7,381,287
Toronto-Dominion Bank (The)
14,000,000	2.322	10/25/18	13,955,083
United Overseas Bank Ltd.
12,000,000	2.382	09/17/18	11,988,853
20,000,000	2.402	10/11/18	19,952,759
Versailles Commercial Paper LLC
26,400,000	2.358	09/04/18	26,394,230
10,000,000	2.302	11/06/18	9,957,176
Victory Receivables Corp.
17,025,000	2.357	10/02/18	16,993,825
15,000,000	2.336	12/06/18	14,908,578

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $1,223,612,719)			$1,223,744,961

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Certificates of Deposit-Yankeedollar – 4.9%
Banco Del Estado De Chile (1 Mo. LIBOR + 0.34%)
$20,000,000	2.423	%(a)	11/08/18	$20,013,484
Bank of Montreal (3 Mo. LIBOR + 0.25%)
8,750,000	2.592	(a)	10/19/18	8,752,153
Bank of Montreal (1 Mo. LIBOR + 0.28%)
7,000,000	2.363	(a)	11/08/18	7,003,917
Canadian Imperial Bank of Commerce (3 Mo. LIBOR + 0.20%)
32,500,000	2.543	(a)	05/01/19	32,521,353
Cooperatieve Rabobank U.A.
15,000,000	2.390		12/10/18	15,004,390
Credit Agricole Corporate and Investment Bank
20,000,000	2.310		09/26/18	20,005,947
National Bank of Kuwait (International) PLC
29,000,000	2.500		10/01/18	29,008,059
National Bank of Kuwait S.A.K.P
15,000,000	2.400		11/05/18	15,002,895
10,000,000	2.450		11/30/18	10,000,925
10,000,000	2.500		12/21/18	10,000,698
Norinchukin Bank (The)
20,000,000	2.250		11/28/18	19,999,755

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $187,276,331)				$187,313,576

Fixed Rate Municipal Debt Obligations – 1.1%
ABN AMRO Bank NV
$8,281,000	2.500	%(b)	10/30/18	$8,279,932
ING Bank N.V.
10,000,000	2.000	(b)	11/26/18	9,990,646
National Bank of Canada
10,000,000	2.100		12/14/18	9,992,934
Skandinaviska Enskilda Banken AB
10,000,000	2.375	(b)	11/20/18	9,993,427

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $38,260,666)				$38,256,939

Time Deposits – 1.3%
Australia & New Zealand Banking Group Ltd.
$25,000,000	1.960%		09/04/18	$25,001,888
25,000,000	1.960		09/06/18	25,002,800

TOTAL TIME DEPOSITS
(Cost $50,000,000)				$50,004,688

U.S. Government Agency Obligations – 0.2%
Overseas Private Investment Corp. (USA) (3 Mo. U.S. T-Bill + 0.00%)
$8,427,506	2.080%		09/07/18	$8,427,506
(Cost $8,427,506)

U.S. Treasury Obligations – 9.5%
United States Treasury Bills
$64,757,000	2.235%		02/14/19	$64,111,215

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
37,500,000	2.240		02/21/19	37,109,088
62,900,000	2.266		02/28/19	62,213,447
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
61,000,000	2.091	(a)	01/31/20	60,988,467
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
65,000,000	2.124	(a)	04/30/20	65,009,495
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
74,800,000	2.134	(a)	07/31/20	74,791,426

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $364,200,073)				$364,223,138

Variable Rate Municipal Debt Obligations(c) – 2.8%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$8,000,000	1.960%		09/07/18	$8,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
7,000,000	2.050		09/01/18	7,000,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
5,000,000	2.050		09/01/18	5,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	2.050		09/01/18	30,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
18,500,000	2.000		09/07/18	18,500,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
30,600,000	2.070		09/07/18	30,600,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
10,000,000	1.950		09/07/18	10,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $109,100,000)				$109,100,000

Variable Rate Obligations(a) – 24.5%
Australia & New Zealand Banking Group Ltd. (1 Mo. LIBOR + 0.21%)
$4,000,000	2.289%		12/06/18	$4,001,760
Banco Del Estado De Chile (3 Mo. LIBOR + 0.08%)
17,000,000	2.436		12/27/18	17,001,104
Bank of America N.A. (3 Mo. LIBOR + 0.10%)
20,000,000	2.419		11/14/18	19,999,861
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.45%)
6,000,000	2.765		11/30/18	6,006,116
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.10%)
32,000,000	2.482		03/25/19	32,012,326

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value
Variable Rate Obligations(a) – (continued)
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.25%)
$6,000,000	2.330%		11/06/18	$6,002,927
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
9,000,000	2.290		09/17/18	9,001,300
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.28%)
9,300,000	2.605		03/20/19	9,312,452
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.11%)
20,000,000	2.447		10/09/18	20,001,515
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.04%)
20,000,000	2.444		12/17/18	20,001,146
BNZ International Funding Ltd. (3 Mo. LIBOR + 0.25%)
13,817,000	2.587		04/05/19	13,825,711
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
15,000,000	2.299		09/21/18	15,002,684
Collateralized Commercial Paper Co., LLC (1 Mo. LIBOR + 0.28%)
10,150,000	2.362		03/01/19	10,156,669
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.27%)
10,000,000	2.349		01/07/19	10,005,979
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.09%)
10,000,000	2.423		10/11/18	10,000,263
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.07%)
25,000,000	2.413		11/01/18	25,000,176
10,000,000	2.407		01/07/19	9,999,609
Cooperatieve Rabobank U.A. (1 Mo. LIBOR + 0.17%)
10,000,000	2.249		09/07/18	10,000,557
5,000,000	2.237		09/14/18	5,000,503
Credit Agricole Corporate and Investment Bank (3 Mo. LIBOR + 0.06%)
25,000,000	2.469		12/14/18	24,999,316
Credit Industriel et Commercial (3 Mo. LIBOR + 0.04%)
30,000,000	2.425		03/20/19	29,998,421
Credit Industriel et Commercial (1 Mo. LIBOR + 0.38%)
21,000,000	2.447		10/12/18	21,006,422
Dexia Credit Local (3 Mo. LIBOR + 0.50%)
20,050,000	2.814	(b)	02/15/19	20,082,648
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.34%)
15,000,000	2.400		10/17/18	15,007,536
HSBC Bank PLC (1 Mo. LIBOR + 0.43%)
10,000,000	2.501		10/09/18	10,005,430
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.11%)
20,450,000	2.448		05/10/19	20,454,065
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.04%)
16,000,000	2.370		12/20/18	15,999,960
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.16%)
25,000,000	2.499		01/07/19	25,009,291
J.P. Morgan Securities LLC (1 Mo. LIBOR + 0.32%)
9,800,000	2.380		07/17/19	9,812,754
Lloyds Bank PLC (3 Mo. LIBOR + 0.02%)
30,000,000	2.355		10/25/18	29,999,735
Macquarie Bank Ltd. (1 Mo. LIBOR + 0.19%)
25,000,000	2.257		02/22/19	25,000,796
Mizuho Bank, Ltd. (3 Mo. LIBOR + 1.19%)
6,323,000	3.538	(b)	10/20/18	6,333,243

Variable Rate Obligations(a) – (continued)
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.15%)
60,000,000	2.287	%(d)	12/14/18	59,999,462
Nordea Bank AB (3 Mo. LIBOR + 0.20%)
20,000,000	2.541		03/15/19	20,018,789
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.17%)
20,000,000	2.503		04/18/19	20,003,580
Royal Bank of Canada (3 Mo. LIBOR + 0.17%)
17,000,000	2.539		06/07/19	17,013,950
Societe Generale (3 Mo. LIBOR + 0.20%)
15,450,000	2.510		08/21/19	15,449,949
Standard Chartered Bank (3 Mo. LIBOR + 0.06%)
35,000,000	2.446		03/21/19	34,998,153
Standard Chartered Bank (3 Mo. LIBOR + 0.08%)
20,000,000	2.415		12/24/18	20,001,739
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.25%)
15,000,000	2.327		11/19/18	15,004,423
Sumitomo Mitsui Trust Bank Ltd. (3 Mo. LIBOR + 0.06%)
15,000,000	2.395		10/25/18	15,001,112
Sumitomo Mitsui Trust Bank Ltd. (3 Mo. LIBOR + 0.11%)
16,000,000	2.447		10/12/18	16,001,830
Svenska Handelsbanken AB (3 Mo. LIBOR + 0.20%)
15,000,000	2.539		04/09/19	15,012,288
Svenska Handelsbanken AB-New York Branch (1 Mo. LIBOR + 0.16%)
15,000,000	2.240		09/04/18	15,000,473
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.11%)
7,000,000	2.447		11/06/18	6,999,872
15,000,000	2.176		09/23/19	14,998,462
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.04%)
20,000,000	2.423		12/21/18	19,999,446
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.17%)
15,000,000	2.506		04/17/19	15,010,913
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.23%)
2,000,000	2.310		12/06/18	2,000,980
Toyota Finance Australia Limited (1 Mo. LIBOR + 0.20%)
4,500,000	2.267		09/07/18	4,500,277
Toyota Motor Finance (Netherlands) B.V. (3 Mo. LIBOR + 0.09%)
13,580,000	2.420		03/18/19	13,582,134
UBS AG-London Branch (1 Mo. LIBOR + 0.30%)
38,000,000	2.380		12/05/18	38,025,724
10,000,000	2.363		12/17/18	10,006,601
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.24%)
7,000,000	2.322		12/03/18	7,003,580
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.21%)
25,000,000	2.543		04/18/19	25,016,728
Wells Fargo Bank N.A. (3 Mo. LIBOR + 0.25%)
7,000,000	2.589		04/05/19	7,007,249
Westpac Banking Corp. (1 Mo. LIBOR + 0.28%)
14,000,000	2.355		05/30/19	14,017,440

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $947,471,953)				$947,717,429

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $2,928,349,248)				$2,928,788,237

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Repurchase Agreements(e) – 25.3%
BNP Paribas (OBFR + 0.20%)
$20,000,000	2.110	%(a)	09/07/18	$20,000,000
Maturity Value: $20,628,311
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 0.000% to
7.143%, due 01/18/22 to 07/25/47 and various corporate
security issuers, 3.150% to 9.875%, due 10/01/18 to 08/09/28.
The aggregate market value of the collateral, including accrued interest, was $24,083,901.

Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.58%)
20,000,000	2.919	(a)(f)	12/04/18	20,000,000
Maturity Value: $20,392,469
Settlement Date: 04/12/18
Collateralized by a U.S. Treasury Note, 2.250%, due 02/29/20. The market value of the collateral, including accrued interest, was $20,400,071.

Fixed Income Clearing Corp.
100,000,000	1.970		09/04/18	99,999,309
Maturity Value: $100,021,889
Collateralized by a U.S. Treasury Inflation-Indexed Note, 1.125%, due 01/15/21. The market value of the collateral, including accrued interest, was $102,000,087.

HSBC Bank PLC
60,000,000	2.110		09/04/18	60,000,519
Maturity Value: $60,014,067
Collateralized by U.S. Treasury Bonds, 0.750% to 6.125%, due 11/15/27 to 05/15/47. The aggregate market value of the collateral, including accrued interest, was $61,200,086.

HSBC Securities (USA), Inc.
10,000,000	2.010		09/04/18	9,999,975
Maturity Value: $10,002,233
Collateralized by various corporate security issuers, 2.125% to 8.625%, due 03/28/19 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $10,502,754.
10,000,000	2.110		09/04/18	10,000,086
Maturity Value: $10,002,344
Collateralized by various corporate security issuers, 3.279% to 10.750%, due 02/15/20 to 01/01/49. The aggregate market value of the collateral, including accrued interest, was $11,002,345.

Joint Repurchase Agreement Account III
605,700,000	1.970		09/04/18	605,695,815
Maturity Value: $605,832,581

Merrill Lynch, Pierce, Fenner & Smith, Inc.
75,000,000	2.110		09/04/18	75,000,648
Maturity Value: $75,017,583

Collateralized by mortgage-backed obligations, 2.764% to
9.015%, due 10/25/23 to 05/25/57 and various asset-backed
obligations, 2.323% to 3.589%, due 08/16/21 to 08/25/55. The aggregate market value of the collateral, including accrued
interest, was $86,250,001.

Repurchase Agreements(e) – (continued)
Mizuho Securities USA LLC (3 Mo. LIBOR + 0.95%)
$5,000,000	3.313	%(a)(f)	11/06/18	$5,000,000
Maturity Value: $5,251,706
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 2.600% to 12.000%, due 01/10/20 to 01/15/44. The aggregate market value of the collateral, including accrued interest, was $5,261,580.

MUFG Securities Americas Inc.
30,000,000	2.080		09/04/18	30,000,159
Maturity Value: $30,006,933

Collateralized by various corporate security issuers, 0.000% to
4.750%, due 07/15/20 to 08/01/39 and various equity securities.
The aggregate market value of the collateral, including accrued interest, was $32,448,344.

Wells Fargo Securities LLC
35,000,000	2.060		09/04/18	35,000,000
Maturity Value: $35,014,019
Settlement Date: 08/28/18
Collateralized by various sovereign debt security issuers, 1.000% to 6.500%, due 04/01/19 to 10/25/42. The aggregate market value of the collateral, including accrued interest, was $36,802,432.

TOTAL REPURCHASE AGREEMENTS
(Cost $970,700,000)				$970,696,511

TOTAL INVESTMENTS – 101.5%
(Cost $3,899,049,248)				$3,899,484,748

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%				(55,958,853)

NET ASSETS – 100.0%				$3,843,525,895

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2018, these securities amounted to $66,679,896 or approximately 1.7% of net assets. The liquidity determination is unaudited.
(c)	Rate shown is that which is in effect on August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	All or a portion represents a forward commitment.
(e)	Unless noted, all repurchase agreements were entered into on August 31, 2018. Additional information on Joint Repurchase Agreement Account III appears on page 34.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2018, these securities amounted to $25,000,000 or approximately 0.7% of net assets. The liquidity determination is unaudited.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 100.5%
United States Treasury Bills
$496,300,000	1.873%		09/06/18	$496,173,857
134,700,000	1.921		09/06/18	134,664,595
359,900,000	1.924		09/06/18	359,805,526
237,900,000	1.927	(a)	09/06/18	237,856,981
1,116,700,000	1.929		09/06/18	1,116,405,315
5,000,000,000	1.934		09/06/18	4,998,677,080
44,000,000	1.938		09/06/18	43,988,328
122,600,000	1.939		09/06/18	122,567,477
33,500,000	1.943		09/06/18	33,491,136
188,800,000	1.944		09/06/18	188,749,784
197,900,000	1.948		09/06/18	197,847,468
222,400,000	1.928		09/13/18	222,259,147
1,089,400,000	1.939		09/13/18	1,088,706,413
7,165,400,000	1.939		09/20/18	7,158,176,857
695,900,000	1.997		09/20/18	695,183,803
486,100,000	1.955		09/27/18	485,424,186
50,000,000	1.956		09/27/18	49,930,450
3,666,100,000	1.960		09/27/18	3,660,989,867
2,167,600,000	1.977		10/04/18	2,163,745,284
20,900,000	1.995		10/04/18	20,862,545
385,000,000	2.008		10/18/18	384,007,289
387,100,000	2.048		11/08/18	385,635,240
36,100,000	2.077		11/08/18	35,960,895
15,100,000	2.069		11/15/18	15,036,140
35,500,000	2.074		11/15/18	35,349,495
608,300,000	2.085		11/15/18	605,721,060
378,700,000	2.074		11/23/18	376,923,213
400,000	2.079		11/23/18	398,119
168,000,000	2.109		11/23/18	167,198,220
40,800,000	2.074		11/29/18	40,595,745
127,900,000	2.078		11/29/18	127,258,120
48,900,000	2.079		11/29/18	48,653,985
1,160,000,000	2.080		11/29/18	1,154,178,410
98,200,000	2.084		11/29/18	97,704,745
161,500,000	2.100		11/29/18	160,677,516
85,900,000	2.115		11/29/18	85,459,345
1,536,900,000	2.120		11/29/18	1,528,996,919
660,800,000	2.121		12/06/18	657,130,856
124,800,000	2.125	(a)	12/06/18	124,142,252
2,315,600,000	2.126		12/13/18	2,301,852,730
19,486,000	2.121		12/20/18	19,362,751
2,100,000	2.146		01/03/19	2,084,810
3,752,000	2.151		01/03/19	3,724,796
500,000	2.156		01/03/19	496,366
2,100,000	2.157		01/03/19	2,084,738
3,662,000	2.168		01/03/19	3,635,259
65,300,000	2.173		01/03/19	64,822,040
3,173,093,000	2.235		02/14/19	3,141,196,367
25,000,000	2.254		02/14/19	24,746,389
1,691,000,000	2.240		02/21/19	1,673,244,263
601,300,000	2.266		02/28/19	594,655,634
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
1,522,100,000	2.139	(a)(b)	10/31/19	1,522,947,632

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
5,456,000,000	2.151	%(b)	07/31/19	5,460,715,185
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
3,966,100,000	2.161	(b)	04/30/19	3,968,967,146
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
2,288,625,000	2.231	(b)	01/31/19	2,290,310,719
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
4,248,235,000	2.261	(a)(b)	10/31/18	4,249,853,110

TOTAL INVESTMENTS – 100.5%				$54,831,233,598

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(299,545,424)

NET ASSETS – 100.0%				$54,531,688,174

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.
(b) Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 41.3%
United States Treasury Bills
$38,900,000	2.074%		11/23/18	$38,717,489
4,700,000	2.079		11/23/18	4,677,894
1,300,000	2.079		11/29/18	1,293,460
227,100,000	2.080		11/29/18	225,960,273
24,600,000	2.115		11/29/18	24,473,805
77,900,000	2.120		11/29/18	77,499,421
20,300,000	2.121		12/06/18	20,187,944
30,300,000	2.130	(a)	12/06/18	30,139,923
307,700,000	2.126		12/13/18	305,873,245
191,360,000	2.126		12/20/18	190,146,724
49,500,000	2.127		12/20/18	49,186,005
81,900,000	2.126		12/27/18	81,347,687
30,000,000	2.131		12/27/18	29,797,200
345,600,000	2.136		01/03/19	343,118,017
7,600,000	2.139		01/03/19	7,545,288
26,100,000	2.146		01/03/19	25,911,210
44,700,000	2.151		01/03/19	44,375,900
6,400,000	2.156		01/03/19	6,353,486
25,700,000	2.157		01/03/19	25,513,218
44,940,000	2.168		01/03/19	44,611,838
22,100,000	2.173		01/03/19	21,938,240
38,700,000	2.142		01/10/19	38,405,676
15,400,000	2.147		01/10/19	15,282,599
31,400,000	2.157		01/10/19	31,159,480
61,300,000	2.178		01/24/19	60,775,332
888,096,000	2.235		02/14/19	879,168,663
410,400,000	2.240		02/21/19	406,090,743
259,600,000	2.266		02/28/19	256,731,420
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
113,500,000	2.134	(b)	07/31/20	113,490,656
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
827,900,000	2.139	(b)	10/31/19	827,977,017
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
332,000,000	2.151	(b)	07/31/19	332,077,259
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
1,181,100,000	2.161	(b)	04/30/19	1,181,314,181
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
182,300,000	2.231	(b)	01/31/19	182,411,532
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
35,000,000	2.261	(b)	10/31/18	35,012,738

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$5,958,565,563

Repurchase Agreements-Unaffiliated Issuers(c) – 58.8%
Bank of Montreal
$30,000,000	1.940	%(d)	09/07/18	$30,000,000
Maturity Value: $30,059,817
Settlement Date: 08/07/18

Collateralized by a U.S. Treasury Bond, 3.375%, due 05/15/44, a
U.S. Treasury Interest-Only Stripped Security, 0.000%, due
08/15/21 and U.S. Treasury Notes, 1.000% to 2.750%, due
11/30/19 to 02/28/23. The aggregate market value of the
collateral, including accrued interest, was $30,600,001.

75,000,000	1.940	(d)	09/07/18	75,000,000
Maturity Value: $75,121,250
Settlement Date: 08/13/18

Collateralized by a U.S. Treasury Bill, 0.000%, due 01/24/19,
U.S. Treasury Bonds, 3.125% to 4.250%, due 05/15/39 to
11/15/41, U.S. Treasury Inflation-Indexed Bonds, 0.750% to
3.625%, due 04/15/28 to 02/15/45, a U.S. Treasury
Interest-Only Stripped Security, 0.000%, due 08/15/21 and U.S.
Treasury Notes, 1.375% to 3.375%, due 09/30/18 to 08/15/27.
The aggregate market value of the collateral, including accrued interest, was $76,500,000.

BNP Paribas
100,000,000	1.950		09/04/18	100,000,000
Maturity Value: $100,021,667

Collateralized by a U.S. Treasury Bill, 0.000%, due 11/08/18, a
U.S. Treasury Bond, 3.000%, due 02/15/47, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/25 to
05/15/46 and U.S. Treasury Notes, 1.625% to 2.750%, due
07/31/19 to 08/31/23. The aggregate market value of the
collateral, including accrued interest, was $102,000,000.

400,000,000	1.970		09/04/18	400,000,000
Maturity Value: $400,087,556
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $408,000,000.
155,000,000	1.940	(d)	09/07/18	155,000,000
Maturity Value: $155,400,933
Settlement Date: 08/10/18

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
02/07/19, a U.S. Treasury Bond, 3.000%, due 02/15/47, a U.S.
Treasury Inflation-Indexed Note, 0.750%, due 07/15/28 and
U.S. Treasury Notes, 1.125% to 2.750%, due 03/31/20 to
08/31/23. The aggregate market value of the collateral,
including accrued interest, was $158,100,053.

150,000,000	1.960	(d)	09/07/18	150,000,000
Maturity Value: $150,343,000
Settlement Date: 08/16/18

Collateralized by a U.S. Treasury Bill, 0.000%, due 10/11/18,
U.S. Treasury Bonds, 3.000% to 8.000%, due 11/15/21 to
02/15/47, a U.S. Treasury Inflation-Indexed Bond, 1.375%, due
02/15/44, a U.S. Treasury Inflation-Indexed Note, 0.375%, due
07/15/25, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/31 to 08/15/32, U.S. Treasury Notes,
1.250% to 2.750%, due 11/30/21 to 08/31/23 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
02/15/46. The aggregate market value of the collateral,
including accrued interest, was $153,000,000.

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
BNP Paribas (Overnight Treasury + 0.02%)
$700,000,000	1.970	%(b)(d)	09/01/18	$700,000,000
Maturity Value: $735,930,597
Settlement Date: 02/23/16

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
11/01/18, U.S. Treasury Bonds, 6.875% to 7.625%, due
02/15/25 to 08/15/25, a U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/40, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.375%, due 04/15/20 to 07/15/23, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/18 to
11/15/45, U.S. Treasury Notes, 1.375% to 2.750%, due
07/31/19 to 02/28/25 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/23 to 05/15/47. The
aggregate market value of the collateral, including accrued
interest, was $713,999,991.

CIBC Wood Gundy Securities
600,000,000	1.960		09/04/18	600,000,000
Maturity Value: $600,130,667

Collateralized by U.S. Treasury Bonds, 2.750% to 4.375%, due
02/15/38 to 11/15/46, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 04/15/19 and U.S. Treasury Notes, 1.750% to
2.750%, due 11/30/19 to 02/15/28. The aggregate market value of the collateral, including accrued interest, was $612,000,032.

Credit Agricole Corporate and Investment Bank
50,000,000	1.900		09/04/18	50,000,000
Maturity Value: $50,010,556

Collateralized by a U.S. Treasury Bill, 0.000%, due 12/27/18, a
U.S. Treasury Bond, 6.125%, due 08/15/29 and U.S. Treasury
Notes, 0.750% to 2.875%, due 04/15/19 to 07/31/25. The
aggregate market value of the collateral, including accrued
interest, was $51,000,084.

250,000,000	1.960		09/07/18	250,000,000
Maturity Value: $250,095,278

Collateralized by a U.S. Treasury Bill, 0.000%, due 01/24/19, a
U.S. Treasury Bond, 3.500%, due 02/15/39, a U.S. Treasury
Inflation-Indexed Note, 0.625%, due 07/15/21 and U.S.
Treasury Notes, 1.000% to 2.250%, due 11/15/19 to 08/15/27.
The aggregate market value of the collateral, including accrued interest, was $255,000,032.

Daiwa Capital Markets America, Inc.
200,000,000	1.970		09/04/18	200,000,000
Maturity Value: $200,043,778
Collateralized by a U.S. Treasury Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $204,000,000.

Deutsche Bank Securities, Inc.
150,000,000	1.960		09/04/18	150,000,000
Maturity Value: $150,032,667
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/27 to 11/15/27. The aggregate market value of the collateral, including accrued interest, was $153,000,000.

Fixed Income Clearing Corp.
50,000,000	1.930		09/04/18	50,000,000
Maturity Value: $50,010,722

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/20. The market value of the collateral, including accrued interest, was $51,000,095.
1,500,000,000	1.970%		09/04/18	1,500,000,000
Maturity Value: $1,500,328,333

Collateralized by U.S. Treasury Bonds, 3.625% to 3.750%, due
11/15/43 to 02/15/44 and a U.S. Treasury Note, 2.750%, due
05/31/23. The aggregate market value of the collateral,
including accrued interest, was $1,530,000,054.

HSBC Bank PLC
1,400,000,000	1.970		09/04/18	1,400,000,000
Maturity Value: $1,400,306,444

Collateralized by U.S. Treasury Bonds, 1.375% to 2.750%, due
02/15/41 to 05/15/46 and U.S. Treasury Notes, 0.125% to
2.375%, due 09/30/18 to 05/15/27. The aggregate market value of the collateral, including accrued interest, was
$1,428,000,001.

ING Financial Markets LLC
300,000,000	1.970		09/07/18	300,000,000
Maturity Value: $300,114,917

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
01/10/19, U.S. Treasury Bonds, 3.125% to 3.750%, due
02/15/42 to 11/15/43 and U.S. Treasury Notes, 1.375% to
3.625%, due 05/31/19 to 08/15/28. The aggregate market value of the collateral, including accrued interest, was $306,000,051.

J.P. Morgan Securities LLC
102,300,000	1.950		09/04/18	102,300,000
Maturity Value: $102,322,165
Collateralized by U.S. Treasury Notes, 2.625% to 3.625%, due 08/15/19 to 03/31/25. The aggregate market value of the collateral, including accrued interest, was $104,368,685.

Joint Repurchase Agreement Account I
1,600,000,000	1.950		09/04/18	1,600,000,000
Maturity Value: $1,600,346,667

Merrill Lynch, Pierce, Fenner & Smith, Inc.
100,000,000	1.900		09/04/18	100,000,000
Maturity Value: $100,021,111
Collateralized by U.S. Treasury Notes, 2.000% to 2.250%, due 06/30/24 to 11/15/25. The aggregate market value of the collateral, including accrued interest, was $102,000,079.
122,500,000	1.950		09/04/18	122,500,000
Maturity Value: $122,526,542
Collateralized by U.S. Treasury Notes, 1.500% to 2.875%, due 03/31/20 to 04/30/25. The aggregate market value of the collateral, including accrued interest, was $124,950,026.

Norinchukin Bank
100,000,000	2.040	(e)	09/26/18	100,000,000
Maturity Value: $100,589,333
Settlement Date: 06/14/18

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29
and U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%,
due 01/15/21 to 01/15/27. The aggregate market value of the
collateral, including accrued interest, was $102,000,084.

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Prudential Insurance Company of America (The)
$39,200,000	1.990%	09/04/18	$39,200,000
Maturity Value: $39,208,668
Collateralized by a U.S. Treasury Floating Rate Note, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $39,984,000.
43,218,750	1.990	09/04/18	43,218,750
Maturity Value: $43,228,306
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $44,083,125.
58,050,000	1.990	09/04/18	58,050,000
Maturity Value: $58,062,836
Collateralized by a U.S. Treasury Bond, 0.000%, due 07/15/27. The market value of the collateral, including accrued interest, was $59,211,000.

Wells Fargo Securities LLC
200,000,000	1.900	09/04/18	200,000,000
Maturity Value: $200,042,222

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/13/18,
U.S. Treasury Bonds, 3.000% to 6.000%, due 02/15/26 to
02/15/47, a U.S. Treasury Floating Rate Note, 2.134%, due
07/31/20, U.S. Treasury Inflation-Indexed Bonds, 2.375% to
3.875%, due 01/15/25 to 04/15/29 and U.S. Treasury Notes,
1.500% to 2.125%, due 12/31/19 to 11/15/26. The aggregate
market value of the collateral, including accrued interest, was
$204,000,084.

TOTAL REPURCHASE AGREEMENTS- UNAFFILIATED ISSUERS			$8,475,268,750

Repurchase Agreements-Affiliated Issuers(c) – 0.2%
Goldman Sachs & Co.
$31,200,000	1.650%	09/04/18	$31,200,000
Maturity Value: $31,205,720

Collateralized by U.S. Treasury Bills, 0.000%, due 10/11/18 to
05/23/19, U.S. Treasury Bonds, 3.000% to 7.625%, due
08/15/22 to 02/15/48 and U.S. Treasury Notes, 0.875% to
2.875%, due 09/30/18 to 05/15/28. The aggregate market value of the collateral, including accrued interest, was $31,824,056.

TOTAL INVESTMENTS – 100.3%			$14,465,034,313

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(39,213,283)

NET ASSETS – 100.0%			$14,425,821,030

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2018. Additional information on Joint Repurchase Agreement Account I appears on page 33.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2018, these securities amounted to $100,000,000 or approximately 0.7% of net assets. The liquidity determination is unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	— Money Market Yield
T-Bill	— Treasury Bill

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 100.6%
United States Treasury Bills
$67,800,000	1.927	%(a)	09/06/18	$67,785,449
107,700,000	1.929		09/06/18	107,671,579
500,000,000	1.934		09/06/18	499,867,708
6,800,000	1.938		09/06/18	6,798,196
15,300,000	1.939		09/06/18	15,295,941
5,300,000	1.943		09/06/18	5,298,598
35,900,000	1.944		09/06/18	35,890,452
31,400,000	1.948		09/06/18	31,391,665
33,500,000	1.928		09/13/18	33,478,783
360,400,000	1.939		09/13/18	360,170,545
1,717,500,000	1.939		09/20/18	1,715,768,660
114,800,000	1.997		09/20/18	114,681,852
100,000,000	1.934		09/27/18	99,862,417
64,200,000	1.955		09/27/18	64,110,744
123,400,000	1.960		09/27/18	123,227,994
449,600,000	1.977		10/04/18	448,800,461
2,200,000	1.995		10/04/18	2,196,057
74,100,000	2.048		11/08/18	73,819,479
7,100,000	2.077		11/08/18	7,072,641
128,700,000	2.085		11/15/18	128,154,365
45,300,000	2.074		11/23/18	45,087,461
100,000	2.079		11/23/18	99,530
32,900,000	2.109		11/23/18	32,742,985
10,700,000	2.074		11/29/18	10,646,433
22,400,000	2.078		11/29/18	22,287,583
4,200,000	2.079		11/29/18	4,178,870
217,500,000	2.080		11/29/18	216,408,452
6,900,000	2.084		11/29/18	6,865,201
13,500,000	2.100		11/29/18	13,431,248
6,000,000	2.115		11/29/18	5,969,221
208,600,000	2.120		11/29/18	207,527,332
112,700,000	2.121		12/06/18	112,074,256
21,100,000	2.125	(a)	12/06/18	20,988,794
162,500,000	2.126		12/13/18	161,535,269
1,136,000	2.121		12/20/18	1,128,815
200,000	2.146		01/03/19	198,553
300,000	2.151		01/03/19	297,825
100,000	2.156		01/03/19	99,273
100,000	2.157		01/03/19	99,273
264,000	2.168		01/03/19	262,072
4,600,000	2.173		01/03/19	4,566,331
485,677,500	2.235		02/14/19	480,795,362
255,000,000	2.240		02/21/19	252,322,464
95,000,000	2.266		02/28/19	93,950,250
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
139,400,000	2.139	(a)(b)	10/31/19	139,499,874
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
823,037,000	2.151	(b)	07/31/19	823,725,501
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.07%)
878,000,000	2.161	(b)	04/30/19	878,412,163
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
375,700,000	2.231	(b)	01/31/19	375,971,502

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
641,100,000	2.261	%(a)(b)	10/31/18	641,331,212

TOTAL INVESTMENTS – 100.6%				$8,493,846,691

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%				(48,092,992)

NET ASSETS – 100.0%				$8,445,753,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.
(b) Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	— Money Market Yield
T-Bill	— Treasury Bill

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2018, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 4, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,619,900,000	$1,620,250,978	$1,652,325,815
Treasury Obligations	1,600,000,000	1,600,346,667	1,632,027,473

REPURCHASE AGREEMENTS — At August 31, 2018, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	1.950%	$125,772,539	$124,227,461
BNP Paribas	1.950	689,183,208	680,716,792
Credit Agricole Corporate and Investment Bank	1.950	804,944,253	795,055,747
TOTAL		$1,619,900,000	$1,600,000,000

At August 31, 2018, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	02/28/19 to 03/28/19
U.S. Treasury Bonds	2.250 to 8.875	02/15/19 to 08/15/48
U.S. Treasury Inflation-Indexed Bonds	0.750 to 3.625	01/15/27 to 02/15/45
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.375	04/15/20 to 01/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/23 to 08/15/47
U.S. Treasury Notes	1.250 to 2.750	05/31/19 to 08/15/27
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/41 to 08/15/46

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2018, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 4, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$3,624,900,000	$3,625,693,450	$3,733,089,459
Money Market	2,527,900,000	2,528,453,329	2,603,348,187
Prime Obligations	605,700,000	605,832,581	623,777,838

REPURCHASE AGREEMENTS — At August 31, 2018, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	1.970%	$355,133,660	$247,659,902	$59,340,798
Bank of America, N.A.	1.970	253,666,900	176,899,930	42,386,284
Bank of Nova Scotia (The)	1.970	1,116,134,359	778,359,692	186,499,650
BNP Paribas	1.970	73,563,401	51,300,980	12,292,023
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.970	1,065,400,980	742,979,706	178,022,393
Wells Fargo Securities, LLC	1.970	761,000,700	530,699,790	127,158,852
TOTAL		$3,624,900,000	$2,527,900,000	$605,700,000

At August 31, 2018, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.920 to 3.500%	08/08/19 to 06/27/33
Federal Home Loan Bank	1.375 to 4.000	06/18/19 to 03/12/38
Federal Home Loan Mortgage Corp.	0.875 to 7.500	07/19/19 to 09/01/48
Federal Home Loan Mortgage Corp. Stripped Securities	0.000	03/15/20 to 09/15/29
Federal National Mortgage Association	1.125 to 7.500	11/01/18 to 09/01/48
Government National Mortgage Association	3.000 to 8.000	10/15/18 to 08/20/48
Tennessee Valley Authority	0.000 to 3.875	11/01/19 to 02/01/27
U.S. Treasury Bonds	4.750	02/15/37 to 02/15/41
U.S. Treasury Inflation-Indexed Bond	3.375	04/15/32
U.S. Treasury Notes	1.125 to 2.000	01/31/19 to 11/15/26

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2018

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Assets:
Investments, at value (cost $589,799,148, $53,709,205,213, $8,220,016,206 and $2,928,349,248)	$589,799,148	$53,709,205,213	$8,221,322,946	$2,928,788,237
Repurchase agreements, at value — unaffiliated issuers (cost $0, $49,707,777,500, $3,497,900,000 and $970,700,000)	—	49,707,777,500	3,497,885,117	970,696,511
Repurchase agreements, at value — affiliated issuers (cost $0, $1,600,800,000, $0 and $0)	—	1,600,800,000	—	—
Cash	70,580	2,864,740	53,160	20,284
Receivables:
Investments sold	1,193,583	—	—	—
Interest	492,596	95,748,193	11,359,823	4,292,665
Reimbursement from investment advisor	13,047	—	—	1,129
Fund shares sold	—	23,063,192	—	4,928,252
Other assets	1,235	154,456	11,953	5,089
Total assets	591,570,189	105,139,613,294	11,730,632,999	3,908,732,167

Liabilities:
Payables:
Investments purchased	4,298,700	179,446,937	107,823,554	60,000,000
Management fees	90,634	13,275,448	726,604	245,047
Dividend distribution	73,572	74,136,243	10,710,503	2,372,825
Distribution and Service fees and Transfer Agency fees	5,049	859,516	90,834	30,634
Fund shares redeemed	—	10,284,510	—	2,299,404
Accrued expenses	334,503	3,115,207	386,123	258,362
Total liabilities	4,802,458	281,117,861	119,737,618	65,206,272

Net Assets:
Paid-in capital	586,758,497	104,856,714,978	11,609,582,087	3,843,081,899
Undistributed (distributions in excess of) net investment income	14,706	6,714,936	(3,582)	(380)
Accumulated net realized gain (loss)	(5,472)	(4,934,481)	25,019	8,876
Net unrealized gain	—	—	1,291,857	435,500
NET ASSETS	$586,767,731	$104,858,495,433	$11,610,895,381	$3,843,525,895
Net Assets:
Institutional Shares	$508,646,888	$96,230,361,468	$11,570,438,868	$3,766,257,162
Select Shares	47,919	598,257,809	34,354,250	60,236,151
Preferred Shares	2,385,830	1,330,597,781	2,752,231	2,624,109
Capital Shares	5,136,354	1,287,999,378	1,023	6,829,180
Administration Shares	59,447,257	4,454,065,290	3,217,605	7,474,161
Premier Shares	50,592	168,032,196	1,019	1,018
Service Shares	11,002,615	587,810,050	128,360	102,090
Class A Shares	—	69,681,465	—	—
Class C Shares	—	4,928,358	—	—
Resource Shares	—	70,747,306	1,014	1,013
Cash Management Shares	50,276	6,573,205	1,011	1,011
Class R6 Shares	—	49,441,127	—	—
Total Net Assets	$586,767,731	$104,858,495,433	$11,610,895,381	$3,843,525,895
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	508,643,151	96,228,722,552	11,567,385,520	3,765,067,661
Select Shares	47,919	598,247,623	34,345,092	60,226,504
Preferred Shares	2,385,812	1,330,575,102	2,751,558	2,623,785
Capital Shares	5,136,317	1,287,977,443	1,023	6,827,646
Administration Shares	59,446,820	4,453,989,400	3,216,760	7,472,471
Premier Shares	50,591	168,029,332	1,018	1,018
Service Shares	11,002,534	587,800,032	128,348	102,074
Class A Shares	—	69,680,279	—	—
Class C Shares	—	4,928,273	—	—
Resource Shares	—	70,746,102	1,014	1,013
Cash Management Shares	50,276	6,573,094	1,011	1,011
Class R6 Shares	—	49,440,282	—	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.0003	$1.0003
Select Shares	1.00	1.00	1.0003	1.0002
Preferred Shares	1.00	1.00	1.0002	1.0001
Capital Shares	1.00	1.00	1.0004	1.0002
Administration Shares	1.00	1.00	1.0003	1.0002
Premier Shares	1.00	1.00	1.0004	1.0002
Service Shares	1.00	1.00	1.0001	1.0002
Class A Shares	—	1.00	—	—
Class C Shares	—	1.00	—	—
Resource Shares	—	1.00	1.0004	1.0002
Cash Management Shares	1.00	1.00	1.0004	1.0002
Class R6 Shares	—	1.00	—	—

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2018

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Assets:
Investments based on amortized cost	$54,831,233,598	$5,958,565,563	$8,493,846,691
Repurchase agreements based on amortized cost — unaffiliated issuers	—	8,475,268,750	—
Repurchase agreements based on amortized cost — affiliated issuers	—	31,200,000	—
Cash	126,431	42,892	26,333
Receivables:
Investments sold	124,132,632	—	20,987,168
Interest	33,252,384	6,462,818	5,424,332
Fund shares sold	13,901,394	1,073,765	65,433
Other assets	84,736	55,083	17,897
Total assets	55,002,731,175	14,472,668,871	8,520,367,854

Liabilities:
Payables:
Investments purchased	426,408,786	30,139,923	69,260,011
Dividend distribution	32,827,476	13,034,830	3,547,072
Management fees	8,138,852	2,150,207	1,250,359
Fund shares redeemed	1,630,564	105,205	5,756
Distribution and Service fees and Transfer Agency fees	452,221	119,480	75,090
Accrued expenses	1,585,102	1,298,196	475,867
Total liabilities	471,043,001	46,847,841	74,614,155

Net Assets:
Paid-in capital	54,531,104,648	14,425,445,726	8,445,646,870
Undistributed net investment income	4,097,675	992,202	83,593
Accumulated net realized gain (loss)	(3,514,149)	(616,898)	23,236
NET ASSETS	$54,531,688,174	$14,425,821,030	$8,445,753,699
Net Assets:
Institutional Shares	$51,205,454,319	$10,649,826,026	$7,667,540,165
Select Shares	370,897,822	134,034,459	7,439,295
Preferred Shares	45,006,806	173,806,531	19,545,308
Capital Shares	374,830,797	299,104,965	165,644,345
Administration Shares	2,361,026,331	1,810,200,278	360,817,117
Premier Shares	152,343,958	16,492,415	45,626,715
Service Shares	22,063,107	1,342,307,625	155,808,268
Resource Shares	1,007	1,008	1,007
Cash Management Shares	64,027	47,723	23,331,479
Total Net Assets	$54,531,688,174	$14,425,821,030	$8,445,753,699
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	51,204,908,767	10,649,548,978	7,667,443,183
Select Shares	370,893,870	134,030,975	7,439,200
Preferred Shares	45,006,326	173,802,011	19,545,060
Capital Shares	374,826,805	299,097,189	165,642,251
Administration Shares	2,361,001,171	1,810,153,173	360,812,552
Premier Shares	152,342,332	16,491,986	45,626,137
Service Shares	22,062,871	1,342,272,685	155,806,296
Resource Shares	1,007	1,009	1,007
Cash Management Shares	64,026	47,722	23,331,184
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Capital Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Resource Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the year ended August 31, 2018

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Investment income:
Interest income — from unaffiliated issuers	$9,222,440	$1,435,392,815	$100,586,515	$42,733,097
Interest income — from affiliated issuers	—	4,414,135	—	—
Total investment income	9,222,440	1,439,806,950	100,586,515	42,733,097

Expenses:
Fund-Level Expenses:
Management fees	1,154,644	167,456,166	9,180,586	3,997,880
Professional fees	122,241	173,655	171,768	147,665
Registration fees	95,263	425,377	104,315	120,925
Transfer Agency fees	60,201	9,236,413	506,375	220,512
Custody, accounting and administrative services	55,208	3,277,166	309,035	147,600
Trustee fees	22,593	260,094	16,126	22,000
Printing and mailing fees	11,000	854,220	19,611	42,500
Other	4,454	893,195	68,241	74,430
Subtotal	1,525,604	182,576,286	10,376,057	4,773,512
Class Specific Expenses:
Administration Share fees	132,827	10,348,081	8,677	27,260
Service Share fees	70,503	2,069,589	1,932	2,068
Capital Share fees	20,120	1,564,212	2	1,913
Preferred Share fees	803	770,517	945	1,649
Cash Management Share fees	251	26,068	5	5
Premier Share fees	176	661,985	4	4
Distribution fees — Cash Management Shares	150	15,641	3	3
Select Share fees	15	664,979	5,526	10,158
Resource Share fees	—	350,133	5	5
Class C Share fees	—	13,758	—	—
Distribution fees — Resource Shares	—	105,040	1	1
Distribution and Service fees — Class A Shares	—	149,803	—	—
Distribution fees — Class C Shares	—	41,275	—	—
Total expenses	1,750,449	199,357,367	10,393,157	4,816,578
Less — expense reductions	(298,891)	(21,651,348)	(4,673,582)	(2,194,450)
Net expenses	1,451,558	177,706,019	5,719,575	2,622,128
NET INVESTMENT INCOME	$7,770,882	$1,262,100,931	$94,866,940	$40,110,969
Net realized gain (loss) from investment transactions	(3,809)	20,449	266,263	128,347
Net change in unrealized gain from investment transactions	—	—	858,850	208,988
Net realized and unrealized gain (loss)	(3,809)	20,449	1,125,113	337,335
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,767,073	$1,262,121,380	$95,992,053	$40,448,304

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued)

For the year ended August 31, 2018

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Investment income:
Interest income — from unaffiliated issuers	$775,450,910	$258,504,788	$136,669,180
Interest income — from affiliated issuers	—	1,101,930	—
Total investment income	775,450,910	259,606,718	136,669,180

Expenses:
Fund-Level Expenses:
Management fees	96,090,859	32,672,666	17,361,668
Transfer Agency fees	5,009,951	1,703,476	905,196
Custody, accounting and administrative services	1,739,581	641,817	340,126
Printing and mailing fees	789,024	103,552	106,295
Registration fees	253,588	244,296	210,968
Trustee fees	153,027	64,766	48,056
Professional fees	147,525	143,764	118,224
Other	508,929	232,483	163,077
Subtotal	104,692,484	35,806,820	19,253,610
Class Specific Expenses:
Administration Share fees	5,979,834	3,578,875	698,866
Capital Share fees	1,001,279	484,787	274,397
Premier Share fees	333,049	18,499	150,608
Service Share fees	147,912	5,557,785	706,431
Preferred Share fees	44,927	167,112	40,424
Select Share fees	21,895	30,557	2,480
Cash Management Share fees	249	409	131,696
Distribution fees — Cash Management Shares	150	245	79,018
Resource Share fees	5	5	5
Distribution fees — Resource Shares	2	2	2
Total expenses	112,221,786	45,645,096	21,337,537
Less — expense reductions	(5,958,898)	(2,278,821)	(1,085,346)
Net expenses	106,262,888	43,366,275	20,252,191
NET INVESTMENT INCOME	$669,188,022	$216,240,443	$116,416,989
Net realized gain (loss) from investment transactions	(1,062,940)	303,622	705,244
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$668,125,082	$216,544,065	$117,122,233

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund		Government Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$7,770,882	$3,283,765	$1,262,100,931	$492,226,213
Net realized gain (loss) from investment transactions	(3,809)	16,482	20,449	(4,078,164)
Net increase in net assets resulting from operations	7,767,073	3,300,247	1,262,121,380	488,148,049

Distributions to shareholders:
From net investment income:
Institutional Shares	(6,922,945)	(3,095,257)	(1,156,282,021)	(453,699,961)
Select Shares	(620)	(228)	(26,367,861)	(14,324,690)
Preferred Shares	(11,468)	(206)	(10,117,010)	(3,111,773)
Capital Shares	(140,141)	(49,366)	(12,892,038)	(4,882,786)
Administration Shares	(575,410)	(124,894)	(46,542,413)	(12,024,785)
Premier Shares	(495)	(93)	(1,869,215)	(178,746)
Service Shares	(117,449)	(13,716)	(3,849,639)	(396,722)
Class A Shares	—	—	(670,107)	(153,078)
Class C Shares	—	—	(20,451)	(597)
Resource Shares	—	—	(491,874)	(41,796)
Cash Management Shares	(266)	(5)	(33,011)	(1,165)
Class R6 Shares	—	—	(380,587)	(69,903)
From net realized gains:
Institutional Shares	—	(41,633)	(803,378)	—
Select Shares	—	(3)	(4,994)	—
Preferred Shares	—	(4)	(11,108)	—
Capital Shares	(170)	(1,209)	(10,753)	—
Administration Shares	—	(3,111)	(37,185)	—
Premier Shares	—	(3)	(1,403)	—
Service Shares	—	(913)	(4,907)	—
Class A Shares	—	—	(582)	—
Class C Shares	—	—	(41)	—
Resource Shares	—	—	(591)	—
Cash Management Shares	—	(3)	(55)	—
Class R6 Shares	—	—	(413)	—
Total distributions to shareholders	(7,768,964)	(3,330,644)	(1,260,391,637)	(488,886,002)

From share transactions:
Proceeds from sales of shares	1,597,928,128	1,339,201,171	814,016,972,049	724,720,812,323
Reinvestment of distributions	7,165,769	3,202,941	623,990,529	249,258,134
Cost of shares redeemed	(1,657,023,195)	(1,340,103,614)	(798,295,133,217)	(707,727,119,123)
Net increase (decrease) in net assets resulting from share transactions	(51,929,298)	2,300,498	16,345,829,361	17,242,951,334
NET INCREASE (DECREASE)	(51,931,189)	2,270,101	16,347,559,104	17,242,213,381

Net assets:
Beginning of year	638,698,920	636,428,819	88,510,936,329	71,268,722,948
End of year	$586,767,731	$638,698,920	$104,858,495,433	$88,510,936,329
Undistributed net investment income	$14,706	$4,923	$6,714,936	$4,130,232

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund		Prime Obligations Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$94,866,940	$20,362,259	$40,110,969	$10,413,345
Net realized gain from investment transactions	266,263	127,471	128,347	68,191
Net change in unrealized gain from investment transactions	858,850	433,007	208,988	226,512
Net increase in net assets resulting from operations	95,992,053	20,922,737	40,448,304	10,708,048

Distributions to shareholders:
From net investment income:
Institutional Shares	(94,462,241)	(19,843,402)	(39,294,800)	(10,045,264)
Select Shares	(335,508)	(417,452)	(612,433)	(121,442)
Preferred Shares	(16,206)	(23,247)	(23,379)	(69,013)
Capital Shares	(18)	(10,738)	(22,720)	(22,889)
Administration Shares	(48,499)	(65,350)	(151,617)	(123,177)
Premier Shares	(14)	(7)	(15)	(7)
Service Shares	(4,429)	(2,041)	(5,979)	(9,330)
Class C Shares(a)	—	—	—	(236)
Resource Shares	(14)	(7)	(15)	(614)
Cash Management Shares	(11)	(19)	(11)	(5)
From net realized gains:
Institutional Shares	(241,464)	(119,964)	(116,724)	(64,066)
Select Shares	(763)	(1,177)	(2,486)	(918)
Preferred Shares	(56)	(23)	(136)	(171)
Capital Shares	—	—	(72)	(67)
Administration Shares	(92)	(577)	(245)	(725)
Service Shares	(5)	(57)	(24)	(368)
Class C Shares(a)	—	—	—	(12)
Resource Shares	—	—	—	(3)
Total distributions to shareholders	(95,109,320)	(20,484,061)	(40,230,656)	(10,458,307)

From share transactions:
Proceeds from sales of shares	46,362,347,251	20,323,331,010	13,545,751,948	9,837,824,307
Reinvestment of distributions	45,984,373	10,300,366	24,278,845	4,935,078
Cost of shares redeemed	(37,357,864,040)	(34,703,003,813)	(11,218,581,295)	(17,674,336,143)
Net increase (decrease) in net assets resulting from share transactions	9,050,467,584	(14,369,372,437)	2,351,449,498	(7,831,576,758)
NET INCREASE (DECREASE)	9,051,350,317	(14,368,933,761)	2,351,667,146	(7,831,327,017)

Net assets:
Beginning of year	2,559,545,064	16,928,478,825	1,491,858,749	9,323,185,766
End of year	$11,610,895,381	$2,559,545,064	$3,843,525,895	$1,491,858,749
Distributions in excess of net investment income	$(3,582)	$(3,582)	$(380)	$(380)

(a)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund		Treasury Obligations Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$669,188,022	$232,037,016	$216,240,443	$88,204,300
Net realized gain (loss) from investment transactions	(1,062,940)	(538,106)	303,622	(177,205)
Net increase in net assets resulting from operations	668,125,082	231,498,910	216,544,065	88,027,095

Distributions to shareholders:
From net investment income:
Institutional Shares	(631,727,882)	(223,399,441)	(182,742,081)	(81,872,454)
Select Shares	(1,088,061)	(260,304)	(1,477,682)	(641,961)
Preferred Shares	(555,366)	(171,143)	(2,130,572)	(467,902)
Capital Shares	(7,222,661)	(2,449,171)	(3,831,207)	(993,944)
Administration Shares	(25,618,691)	(5,622,274)	(16,228,708)	(3,230,250)
Premier Shares	(1,059,219)	(91,234)	(68,491)	(4)
Service Shares	(233,755)	(37,368)	(9,761,043)	(992,673)
Resource Shares	(9)	(4)	(8)	(4)
Cash Management Shares	(297)	(2)	(359)	(17)
From net realized gains:
Institutional Shares	(43,297)	(295,736)	(275,052)	—
Select Shares	(22)	(683)	(2,012)	—
Preferred Shares	(43)	(384)	(4,862)	—
Capital Shares	(747)	—	(6,453)	—
Administration Shares	(2,350)	—	(32,798)	—
Premier Shares	(56)	(364)	—	—
Service Shares	(31)	(2,293)	(23,396)	—
Cash Management Shares	—	(5)	(3)	—
Total distributions to shareholders	(667,552,487)	(232,330,406)	(216,584,727)	(88,199,209)

From share transactions:
Proceeds from sales of shares	215,655,170,491	196,395,495,378	142,342,952,985	175,343,750,193
Reinvestment of distributions	392,776,668	154,325,084	89,393,406	49,408,674
Cost of shares redeemed	(209,935,305,042)	(201,552,970,536)	(145,821,281,209)	(180,852,029,873)
Net increase (decrease) in net assets resulting from share transactions	6,112,642,117	(5,003,150,074)	(3,388,934,818)	(5,458,871,006)
NET INCREASE (DECREASE)	6,113,214,712	(5,003,981,570)	(3,388,975,480)	(5,459,043,120)

Net assets:
Beginning of year	48,418,473,462	53,422,455,032	17,814,796,510	23,273,839,630
End of year	$54,531,688,174	$48,418,473,462	$14,425,821,030	$17,814,796,510
Undistributed net investment income	$4,097,675	$1,495,626	$992,202	$924,499

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$116,416,989	$44,045,315
Net realized gain from investment transactions	705,244	676,500
Net increase in net assets resulting from operations	117,122,233	44,721,815

Distributions to shareholders:
From net investment income:
Institutional Shares	(108,867,455)	(42,396,917)
Select Shares	(105,211)	(41,095)
Preferred Shares	(511,284)	(83,940)
Capital Shares	(2,109,950)	(748,595)
Administration Shares	(3,051,952)	(594,926)
Premier Shares	(471,286)	(37,332)
Service Shares	(1,166,476)	(141,952)
Resource Shares	(8)	(4)
Cash Management Shares	(133,367)	(554)
From net realized gains:
Institutional Shares	(971,867)	(445,992)
Select Shares	(1,013)	(595)
Preferred Shares	(4,089)	(4,053)
Capital Shares	(21,742)	(16,207)
Administration Shares	(30,453)	(4,192)
Premier Shares	(3,669)	(1,969)
Service Shares	(16,122)	(8,940)
Cash Management Shares	(3,044)	(5,938)
Total distributions to shareholders	(117,468,988)	(44,533,201)

From share transactions:
Proceeds from sales of shares	37,150,719,127	31,404,934,079
Reinvestment of distributions	81,317,670	29,403,630
Cost of shares redeemed	(38,074,196,148)	(32,779,331,348)
Net decrease in net assets resulting from share transactions	(842,159,351)	(1,344,993,639)
NET DECREASE	(842,506,106)	(1,344,805,025)

Net assets:
Beginning of year	9,288,259,805	10,633,064,830
End of year	$8,445,753,699	$9,288,259,805
Undistributed net investment income	$83,593	$83,593

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Institutional Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.013	0.005	0.002
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.013	0.005	0.002
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.002)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.002)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.34%	0.52%	0.16%
Net assets, end of period (in 000’s)	$508,647	$556,458	$577,395
Ratio of net expenses to average net assets	0.20%	0.20%	0.20	%(e)
Ratio of total expenses to average net assets	0.25%	0.28%	0.39	%(e)
Ratio of net investment income to average net assets	1.33%	0.51%	0.19	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Select Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.013	0.005	0.001
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.013	0.005	0.001
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.31%	0.49%	0.13%
Net assets, end of period (in 000’s)	$48	$47	$50
Ratio of net expenses to average net assets	0.23%	0.23%	0.23	%(e)
Ratio of total expenses to average net assets	0.28%	0.31%	0.42	%(e)
Ratio of net investment income to average net assets	1.30%	0.48%	0.14	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Preferred Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.012	0.004	0.001
Net realized loss	— (b)	— (b)	—	(b)
Total from investment operations	0.012	0.004	0.001
Distributions to shareholders from net investment income	(0.012)	(0.004)	(0.001)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.012)	(0.004)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.24%	0.42%	0.08%
Net assets, end of period (in 000’s)	$2,386	$50	$50
Ratio of net expenses to average net assets	0.30%	0.30%	0.29	%(e)
Ratio of total expenses to average net assets	0.35%	0.38%	0.49	%(e)
Ratio of net investment income to average net assets	1.43%	0.41%	0.08	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Capital Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.012	0.003	—	(b)
Net realized gain	— (b)	0.001	—	(b)
Total from investment operations	0.012	0.004	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.004)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.012)	(0.004)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.19%	0.37%	0.05%
Net assets, end of period (in 000’s)	$5,136	$16,147	$50
Ratio of net expenses to average net assets	0.35%	0.35%	0.33	%(e)
Ratio of total expenses to average net assets	0.40%	0.43%	0.54	%(e)
Ratio of net investment income to average net assets	1.04%	0.31%	0.04	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Administration Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.011	0.003	—	(b)
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.011	0.003	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.011)	(0.003)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.09%	0.27%	0.01%
Net assets, end of period (in 000’s)	$59,447	$50,768	$43,835
Ratio of net expenses to average net assets	0.45%	0.45%	0.39	%(e)
Ratio of total expenses to average net assets	0.50%	0.53%	0.64	%(e)
Ratio of net investment income (loss) to average net assets	1.08%	0.26%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Premier Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.010	0.002	—	(b)
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.010	0.002	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.002)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.010)	(0.002)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.99%	0.19%	0.01%
Net assets, end of period (in 000’s)	$51	$50	$50
Ratio of net expenses to average net assets	0.55%	0.53%	0.38	%(e)
Ratio of total expenses to average net assets	0.60%	0.63%	0.74	%(e)
Ratio of net investment income to average net assets	0.99%	0.19%	—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Service Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.008	0.001	—	(b)
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.008	0.001	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.001)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.008)	(0.001)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.84%	0.10%	0.01%
Net assets, end of period (in 000’s)	$11,003	$15,129	$14,949
Ratio of net expenses to average net assets	0.70%	0.62%	0.39	%(e)
Ratio of total expenses to average net assets	0.75%	0.78%	0.89	%(e)
Ratio of net investment income (loss) to average net assets	0.83%	0.09%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Cash Management Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00		$1.00
Net investment income(a)	0.005	—	(b)	—	(b)
Net realized gain	— (b)	—	(b)	—	(b)
Total from investment operations	0.005	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.005)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.005)	—	(b)	—	(b)
Net asset value, end of period	$1.00	$1.00		$1.00
Total return(d)	0.53%	0.01%		0.01%
Net assets, end of period (in 000’s)	$50	$50		$50
Ratio of net expenses to average net assets	1.00%	0.71%		0.38	%(e)
Ratio of total expenses to average net assets	1.05%	1.08%		1.19	%(e)
Ratio of net investment income to average net assets	0.53%	0.01%		—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.014	0.006	0.002	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.014	0.006	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.014)	(0.006)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.014)	(0.006)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.38%	0.55%	0.20%	0.01%		0.01%
Net assets, end of year (in 000’s)	$96,230,361	$79,411,937	$63,804,041	$29,753,210		$22,069,515
Ratio of net expenses to average net assets	0.17%	0.18%	0.18%	0.14%		0.12%
Ratio of total expenses to average net assets	0.19%	0.23%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets	1.39%	0.55%	0.21%	0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.005	0.002	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.35%	0.52%	0.17%	0.01%		0.01%
Net assets, end of year (in 000’s)	$598,258	$2,921,971	$2,471,275	$203,098		$101,446
Ratio of net expenses to average net assets	0.20%	0.21%	0.21%	0.14%		0.12%
Ratio of total expenses to average net assets	0.22%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.19%	0.52%	0.21%	0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.004	0.001	—	(b)	—	(b)
Net realized gain	— (b)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.28%	0.45%	0.12%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1,330,598	$553,781	$536,818	$249,542		$266,881
Ratio of net expenses to average net assets	0.27%	0.28%	0.27%	0.14%		0.12%
Ratio of total expenses to average net assets	0.29%	0.33%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.32%	0.43%	0.13%	0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.012	0.004	0.001	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.012	0.004	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.22%	0.40%	0.08%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1,287,999	$893,496	$1,390,271	$1,174,099		$1,113,078
Ratio of net expenses to average net assets	0.32%	0.33%	0.30%	0.14%		0.12%
Ratio of total expenses to average net assets	0.34%	0.38%	0.38%	0.38%		0.38%
Ratio of net investment income to average net assets	1.24%	0.37%	0.07%	0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.011	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.12%	0.30%	0.02%		0.01%		0.01%
Net assets, end of year (in 000’s)	$4,454,065	$4,138,362	$2,673,689		$1,920,203		$1,939,309
Ratio of net expenses to average net assets	0.42%	0.43%	0.36%		0.14%		0.12%
Ratio of total expenses to average net assets	0.44%	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income to average net assets	1.13%	0.32%	0.01%		0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.010	0.003	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.010	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.02%	0.22%	0.02%		0.01%		0.01%
Net assets, end of year (in 000’s)	$168,032	$101,311	$1		$1		$1
Ratio of net expenses to average net assets	0.52%	0.52%	0.20%		0.14%		0.12%
Ratio of total expenses to average net assets	0.54%	0.58%	0.58%		0.58%		0.58%
Ratio of net investment income to average net assets	0.99%	0.28%	0.40%		0.40%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.009	0.001	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.009	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.009)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.009)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.87%	0.12%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$587,810	$337,219	$368,299		$468,041		$376,094
Ratio of net expenses to average net assets	0.67%	0.60%	0.36%		0.14%		0.12%
Ratio of total expenses to average net assets	0.69%	0.73%	0.73%		0.73%		0.73%
Ratio of net investment income (loss) to average net assets	0.93%	0.11%	(0.01)%		0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	57

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class A Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.011	0.003	—	(b)
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.011	0.003	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.011)	(0.003)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.12%	0.30%	0.01%
Net assets, end of period (in 000’s)	$69,681	$55,506	$1,563
Ratio of net expenses to average net assets	0.42%	0.43%	0.43	%(e)
Ratio of total expenses to average net assets	0.44%	0.48%	0.48	%(e)
Ratio of net investment income to average net assets	1.12%	0.34%	0.02	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class C Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00		$1.00
Net investment income(a)	0.004	—	(b)	—	(b)
Net realized gain	— (b)	—	(b)	—	(b)
Total from investment operations	0.004	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.004)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.004)	—	(b)	—	(b)
Net asset value, end of period	$1.00	$1.00		$1.00
Total return(d)	0.39%	0.01%		0.01%
Net assets, end of period (in 000’s)	$4,928	$5,937		$413
Ratio of net expenses to average net assets	1.15%	0.70%		0.44	%(e)
Ratio of total expenses to average net assets	1.19%	1.23%		1.23	%(e)
Ratio of net investment income to average net assets	0.37%	0.01%		0.01	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.007	0.001	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.007	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.007)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.007)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.72%	0.05%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$70,747	$74,864	$17,634		$1		$1
Ratio of net expenses to average net assets	0.82%	0.69%	0.43%		0.14%		0.12%
Ratio of total expenses to average net assets	0.84%	0.88%	0.88%		0.88%		0.88%
Ratio of net investment income (loss) to average net assets	0.70%	0.06%	(0.01)%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income(a)	0.006	—	(b)	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.006	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.006)	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.006)	—	(b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return(d)	0.57%	0.02%		0.02%		0.01%		0.01%
Net assets, end of year (in 000’s)	$6,573	$3,779		$14		$4		$1
Ratio of net expenses to average net assets	0.97%	0.62%		0.35%		0.14%		0.12%
Ratio of total expenses to average net assets	0.99%	1.03%		1.03%		1.03%		1.03%
Ratio of net investment income to average net assets	0.64%	0.01%		0.06%		0.22%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class R6 Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.014	0.006	0.002
Net realized loss	— (b)	— (b)	—	(b)
Total from investment operations	0.014	0.006	0.002
Distributions to shareholders from net investment income	(0.014)	(0.006)	(0.002)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.014)	(0.006)	(0.002)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.38%	0.55%	0.18%
Net assets, end of period (in 000’s)	$49,441	$12,773	$4,705
Ratio of net expenses to average net assets	0.17%	0.18%	0.18	%(e)
Ratio of total expenses to average net assets	0.19%	0.23%	0.23	%(e)
Ratio of net investment income to average net assets	1.54%	0.56%	0.26	%(e)

*	Commenced operations on December 29, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00	$1.00
Net investment income(a)	0.0187	0.0071	0.003	0.001	0.001
Net realized and unrealized gain (loss)	(0.0019)	0.0015	— (b)	— (b)	— (b)
Total from investment operations	0.0168	0.0086	0.003	0.001	0.001
Distributions to shareholders from net investment income	(0.0168)	(0.0082)	(0.003)	(0.001)	(0.001)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	— (b)	— (b)
Total distributions(d)	(0.0168)	(0.0083)	(0.003)	(0.001)	(0.001)
Net asset value, end of year	$1.0003	$1.0003	$1.00	$1.00	$1.00
Total return(e)	1.68%	0.87%	0.32%	0.09%	0.06%
Net assets, end of year (in 000’s)	$11,570,439	$2,542,693	$15,336,774	$32,746,797	$26,529,130
Ratio of net expenses to average net assets	0.11%	0.18%	0.18%	0.18%	0.18%
Ratio of total expenses to average net assets	0.20%	0.25%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets	1.87%	0.71%	0.32%	0.08%	0.06%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00	$1.00
Net investment income(a)	0.0182	0.0040	0.003	0.001	—	(b)
Net realized and unrealized gain (loss)	(0.0017)	0.0043	— (b)	— (b)	—	(b)
Total from investment operations	0.0165	0.0083	0.003	0.001	—	(b)
Distributions to shareholders from net investment income	(0.0165)	(0.0079)	(0.003)	(0.001)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	— (b)	—	(b)
Total distributions(d)	(0.0165)	(0.0080)	(0.003)	(0.001)	—	(b)
Net asset value, end of year	$1.0003	$1.0003	$1.00	$1.00	$1.00
Total return(e)	1.65%	0.84%	0.29%	0.06%	0.03%
Net assets, end of year (in 000’s)	$34,354	$9,847	$1,080,075	$1,917,216	$527,470
Ratio of net expenses to average net assets	0.14%	0.21%	0.21%	0.21%	0.21%
Ratio of total expenses to average net assets	0.23%	0.28%	0.26%	0.26%	0.26%
Ratio of net investment income to average net assets	1.82%	0.40%	0.29%	0.06%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

64	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0172	0.0032	0.002	—	(b)	—	(b)
Net realized and unrealized gain (loss)	(0.0015)	0.0044	— (b)	—	(b)	—	(b)
Total from investment operations	0.0157	0.0076	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0158)	(0.0072)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0158)	(0.0073)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.58%	0.77%	0.22%	0.01%		0.01%
Net assets, end of year (in 000’s)	$2,752	$1,418	$59,053	$116,846		$66,193
Ratio of net expenses to average net assets	0.21%	0.28%	0.28%	0.26%		0.24%
Ratio of total expenses to average net assets	0.30%	0.35%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.72%	0.32%	0.20%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0177	0.0020	0.002	—	(b)	—	(b)
Net realized and unrealized gain	0.0001	0.0051	— (b)	—	(b)	—	(b)
Total from investment operations	0.0178	0.0071	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0177)	(0.0068)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0177)	(0.0068)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.0004	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.54%	0.72%	0.18%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$108,671	$201,440		$36,709
Ratio of net expenses to average net assets	0.11%	0.33%	0.33%	0.27%		0.24%
Ratio of total expenses to average net assets	0.35%	0.40%	0.38%	0.38%		0.38%
Ratio of net investment income to average net assets	1.77%	0.20%	0.18%	—	%(f)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0140	0.0024	0.001	—	(b)	—	(b)
Net realized and unrealized gain	0.0003	0.0037	— (b)	—	(b)	—	(b)
Total from investment operations	0.0143	0.0061	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0143)	(0.0057)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0143)	(0.0058)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0003	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.43%	0.61%	0.10%	0.01%		0.01%
Net assets, end of year (in 000’s)	$3,218	$5,516	$316,162	$430,947		$277,404
Ratio of net expenses to average net assets	0.36%	0.43%	0.40%	0.26%		0.24%
Ratio of total expenses to average net assets	0.45%	0.50%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	1.40%	0.24%	0.09%	—	%(f)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0142	0.0068	0.001	—	(b)	—	(b)
Net realized and unrealized gain (loss)	0.0001	(0.0016)	— (b)	—	(b)	—	(b)
Total from investment operations	0.0143	0.0052	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0142)	(0.0049)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0142)	(0.0049)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0004	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.35%	0.52%	0.10%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1
Ratio of net expenses to average net assets	0.47%	0.53%	0.19%	0.18%		0.24%
Ratio of total expenses to average net assets	0.55%	0.60%	0.58%	0.58%		0.58%
Ratio of net investment income to average net assets	1.42%	0.69%	0.37%	0.40%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00		$1.00		$1.00
Net investment income(a)	0.0115	0.0011	—	(b)	—	(b)	—	(b)
Net realized and unrealized gain	0.0001	0.0027	—	(b)	—	(b)	—	(b)
Total from investment operations	0.0116	0.0038	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0118)	(0.0034)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	—	(b)	—	(b)	—	(b)
Total distributions(d)	(0.0118)	(0.0035)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.0001	$1.0003	$1.00		$1.00		$1.00
Total return(e)	1.16%	0.38%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$128	$67	$17,000		$21,066		$20,963
Ratio of net expenses to average net assets	0.61%	0.60%	0.49%		0.26%		0.24%
Ratio of total expenses to average net assets	0.70%	0.75%	0.73%		0.73%		0.73%
Ratio of net investment income to average net assets	1.15%	0.11%	—	%(f)	—	%(f)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0142	0.0068	0.001	—	(b)	—	(b)
Net realized and unrealized gain (loss)	0.0001	(0.0040)	— (b)	—	(b)	—	(b)
Total from investment operations	0.0143	0.0028	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0142)	(0.0025)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0142)	(0.0025)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0004	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.04%	0.28%	0.10%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1
Ratio of net expenses to average net assets	0.47%	0.53%	0.19%	0.18%		0.18%
Ratio of total expenses to average net assets	0.85%	0.90%	0.88%	0.88%		0.88%
Ratio of net investment income to average net assets	1.42%	0.68%	0.37%	0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00		$1.00		$1.00
Net investment income(a)	0.0106	0.0001	—	(b)	—	(b)	—	(b)
Net realized and unrealized gain	0.0001	0.0017	—	(b)	—	(b)	—	(b)
Total from investment operations	0.0107	0.0018	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0106)	(0.0015)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	—	(b)	—	(b)	—	(b)
Total distributions(d)	(0.0106)	(0.0015)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.0004	$1.0003	$1.00		$1.00		$1.00
Total return(e)	0.89%	0.18%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$10,742		$8,041		$1
Ratio of net expenses to average net assets	0.83%	0.50%	0.51%		0.28%		0.18%
Ratio of total expenses to average net assets	1.00%	1.05%	1.03%		1.03%		1.03%
Ratio of net investment income to average net assets	1.06%	0.01%	—	%(f)	—	%(f)	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0182	0.0073	0.003	—	(b)	—	(b)
Net realized and unrealized gain (loss)	(0.0014)	0.0014	— (b)	—	(b)	—	(b)
Total from investment operations	0.0168	0.0087	0.003	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0168)	(0.0083)	(0.003)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0168)	(0.0084)	(0.003)	—	(b)	—	(b)
Net asset value, end of year	$1.0003	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.68%	0.87%	0.29%	0.03%		0.02%
Net assets, end of year (in 000’s)	$3,766,257	$1,467,979	$7,299,656	$9,211,383		$10,934,044
Ratio of net expenses to average net assets	0.11%	0.18%	0.18%	0.18%		0.18%
Ratio of total expenses to average net assets	0.21%	0.27%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets	1.82%	0.73%	0.31%	0.03%		0.02%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0181	0.0097	0.003	—	(b)	—	(b)
Net realized and unrealized loss	(0.0017)	(0.0013)	— (b)	—	(b)	—	(b)
Total from investment operations	0.0164	0.0084	0.003	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0165)	(0.0080)	(0.003)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0165)	(0.0081)	(0.003)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.64%	0.84%	0.26%	0.01%		0.01%
Net assets, end of year (in 000’s)	$60,236	$18,082	$9,454	$88,996		$118,994
Ratio of net expenses to average net assets	0.14%	0.21%	0.21%	0.20%		0.19%
Ratio of total expenses to average net assets	0.24%	0.30%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.81%	0.97%	0.29%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0142	0.0030	0.002	—	(b)	—	(b)
Net realized and unrealized gain	0.0014	0.0047	— (b)	—	(b)	—	(b)
Total from investment operations	0.0156	0.0077	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0158)	(0.0073)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0158)	(0.0074)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.0001	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.57%	0.77%	0.20%	0.01%		0.01%
Net assets, end of year (in 000’s)	$2,624	$1,003	$279,445	$332,798		$108,264
Ratio of net expenses to average net assets	0.21%	0.28%	0.28%	0.21%		0.19%
Ratio of total expenses to average net assets	0.31%	0.37%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.42%	0.30%	0.19%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0178	0.0024	0.002	—	(b)	—	(b)
Net realized and unrealized gain (loss)	(0.0026)	0.0048	— (b)	—	(b)	—	(b)
Total from investment operations	0.0152	0.0072	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0153)	(0.0068)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0153)	(0.0069)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.53%	0.72%	0.16%	0.01%		0.01%
Net assets, end of year (in 000’s)	$6,829	$407	$140,138	$103,978		$72,327
Ratio of net expenses to average net assets	0.26%	0.33%	0.31%	0.21%		0.19%
Ratio of total expenses to average net assets	0.36%	0.42%	0.38%	0.38%		0.38%
Ratio of net investment income to average net assets	1.78%	0.24%	0.16%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0139	0.0015	0.001	—	(b)	—	(b)
Net realized and unrealized gain	0.0003	0.0047	— (b)	—	(b)	—	(b)
Total from investment operations	0.0142	0.0062	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0143)	(0.0058)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0143)	(0.0059)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.43%	0.62%	0.09%	0.01%		0.01%
Net assets, end of year (in 000’s)	$7,474	$4,282	$1,250,848	$1,893,461		$1,644,425
Ratio of net expenses to average net assets	0.36%	0.43%	0.38%	0.20%		0.19%
Ratio of total expenses to average net assets	0.46%	0.52%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	1.39%	0.15%	0.09%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0144	0.0071	0.001	—	(b)	—	(b)
Net realized and unrealized loss	(0.0001)	(0.0018)	— (b)	—	(b)	—	(b)
Total from investment operations	0.0143	0.0053	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0144)	(0.0050)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0144)	(0.0050)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	1.32%	0.53%	0.09%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1
Ratio of net expenses to average net assets	0.47%	0.53%	0.18%	0.18%		0.18%
Ratio of total expenses to average net assets	0.56%	0.62%	0.58%	0.58%		0.58%
Ratio of net investment income to average net assets	1.44%	0.71%	0.36%	0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00		$1.00		$1.00
Net investment income(a)	0.0145	0.0003	—	(b)	—	(b)	—	(b)
Net realized and unrealized gain (loss)	(0.0028)	0.0035	—	(b)	—	(b)	—	(b)
Total from investment operations	0.0117	0.0038	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0118)	(0.0034)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	(0.0001)	—	(b)	—	(b)	—	(b)
Total distributions(d)	(0.0118)	(0.0035)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00		$1.00		$1.00
Total return(e)	1.16%	0.38%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$102	$103	$253,231		$777,357		$938,791
Ratio of net expenses to average net assets	0.61%	0.59%	0.42%		0.20%		0.19%
Ratio of total expenses to average net assets	0.71%	0.77%	0.73%		0.73%		0.73%
Ratio of net investment income to average net assets	1.45%	0.03%	—	%(f)	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00		$1.00		$1.00
Net investment income(a)	0.0144	0.0002	—	(b)	—	(b)	—	(b)
Net realized and unrealized gain (loss)	(0.0001)	0.0025	—	(b)	—	(b)	—	(b)
Total from investment operations	0.0143	0.0027	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0144)	(0.0024)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	—	(b)	—	(b)	—	(b)
Total distributions(d)	(0.0144)	(0.0024)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00		$1.00		$1.00
Total return(e)	1.01%	0.27%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$71,804		$72,031		$78,532
Ratio of net expenses to average net assets	0.47%	0.52%	0.46%		0.20%		0.19%
Ratio of total expenses to average net assets	0.86%	0.92%	0.88%		0.88%		0.88%
Ratio of net investment income to average net assets	1.44%	0.02%	0.01%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	79

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.0003	$1.0000	$1.00	$1.00		$1.00
Net investment income(a)	0.0108	0.0051	0.001	—	(b)	—	(b)
Net realized and unrealized loss	(0.0001)	(0.0033)	— (b)	—	(b)	—	(b)
Total from investment operations	0.0107	0.0018	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.0108)	(0.0015)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (c)	— (c)	— (b)	—	(b)	—	(b)
Total distributions(d)	(0.0108)	(0.0015)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.0002	$1.0003	$1.00	$1.00		$1.00
Total return(e)	0.86%	0.18%	0.09%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1
Ratio of net expenses to average net assets	0.83%	0.73%	0.18%	0.18%		0.18%
Ratio of total expenses to average net assets	1.01%	1.07%	1.03%	1.03%		1.03%
Ratio of net investment income to average net assets	1.08%	0.51%	0.37%	0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

80	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.014	0.005	0.001	—	(b)	—	(b)
Net realized loss	(0.001)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.34%	0.48%	0.13%	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$51,205,454	$44,355,448	$50,595,412	$34,094,054		$31,170,061
Ratio of net expenses to average net assets	0.20%	0.20%	0.19%	0.06%		0.07%
Ratio of total expenses to average net assets	0.21%	0.23%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets	1.35%	0.47%	0.14%	—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	81

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.015	0.004	0.001	—	(b)	—	(b)
Net realized gain (loss)	(0.002)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.31%	0.45%	0.11%	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$370,898	$47,839	$21,009	$80,008		$192,930
Ratio of net expenses to average net assets	0.23%	0.23%	0.21%	0.06%		0.07%
Ratio of total expenses to average net assets	0.24%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.49%	0.43%	0.07%	—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.012	0.003	0.001	—	(b)	—	(b)
Net realized gain	— (b)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.012	0.004	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.24%	0.38%	0.06%	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$45,007	$39,754	$12,735	$33,032		$43,335
Ratio of net expenses to average net assets	0.30%	0.30%	0.26%	0.06%		0.07%
Ratio of total expenses to average net assets	0.31%	0.33%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.24%	0.34%	0.05%	—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	83

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.004	—	(b)	—	(b)	—	(b)
Net realized gain (loss)	0.001	(0.001)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.012	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.19%	0.33%	0.03%		—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$374,831	$1,054,817	$495,853		$353,326		$163,450
Ratio of net expenses to average net assets	0.35%	0.35%	0.30%		0.06%		0.07%
Ratio of total expenses to average net assets	0.36%	0.38%	0.38%		0.38%		0.38%
Ratio of net investment income to average net assets	1.08%	0.38%	0.02%		—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.003	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.011	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.011)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.09%	0.24%	—	%(e)	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$2,361,026	$2,817,291	$2,186,426		$2,101,757		$1,231,641
Ratio of net expenses to average net assets	0.45%	0.44%	0.32%		0.06%		0.07%
Ratio of total expenses to average net assets	0.46%	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income (loss) to average net assets	1.07%	0.26%	(0.01)%		—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	85

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.002	—	(b)	—	(b)	—	(b)
Net realized loss	(0.001)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.010	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.99%	0.17%	—	%(e)	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$152,344	$56,059	$19,142		$54		$2,720
Ratio of net expenses to average net assets	0.55%	0.50%	0.38%		0.06%		0.07%
Ratio of total expenses to average net assets	0.56%	0.58%	0.58%		0.58%		0.58%
Ratio of net investment income (loss) to average net assets	1.12%	0.20%	(0.02)%		—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

86	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.008	0.001	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.008	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.008)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.84%	0.10%	—	%(e)	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$22,063	$47,234	$91,598		$197,083		$140,016
Ratio of net expenses to average net assets	0.70%	0.55%	0.29%		0.06%		0.07%
Ratio of total expenses to average net assets	0.71%	0.73%	0.73%		0.73%		0.73%
Ratio of net investment income (loss) to average net assets	0.79%	0.05%	(0.01)%		—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	87

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.009	0.004	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	(0.004)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.009	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.009)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.009)	— (b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.69%	0.04%	—	%(e)	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1
Ratio of net expenses to average net assets	0.55%	0.26%	0.19%		0.06%		0.07%
Ratio of total expenses to average net assets	0.86%	0.88%	0.88%		0.88%		0.88%
Ratio of net investment income to average net assets	0.87%	0.37%	0.37%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

88	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income(a)	0.006	—	(b)	—	(b)	—	(b)	—	(b)
Net realized loss	(0.001)	—	(b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.005	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.005)	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.005)	—	(b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return(d)	0.54%	0.01%		—	%(e)	—	%(e)	—	%(e)
Net assets, end of year (in 000’s)	$64	$30		$279		$1		$1
Ratio of net expenses to average net assets	1.00%	0.61%		0.35%		0.06%		0.07%
Ratio of total expenses to average net assets	1.01%	1.03%		1.03%		1.03%		1.03%
Ratio of net investment income to average net assets	0.60%	—	%(f)	0.05%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	89

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.005	0.002	—	(b)	—	(b)
Net realized gain	0.001	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.014	0.005	0.002	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.014)	(0.005)	(0.002)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.014)	(0.005)	(0.002)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.37%	0.50%	0.15%	0.01%		0.01%
Net assets, end of year (in 000’s)	$10,649,826	$15,091,527	$19,950,969	$12,758,713		$12,822,354
Ratio of net expenses to average net assets	0.20%	0.20%	0.19%	0.10%		0.08%
Ratio of total expenses to average net assets	0.21%	0.23%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets	1.31%	0.47%	0.14%	—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

90	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.015	0.005	0.001	—	(b)	—	(b)
Net realized loss	(0.002)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.34%	0.47%	0.13%	0.01%		0.01%
Net assets, end of year (in 000’s)	$134,034	$67,865	$505,162	$169,026		$279,848
Ratio of net expenses to average net assets	0.23%	0.23%	0.21%	0.10%		0.08%
Ratio of total expenses to average net assets	0.24%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.46%	0.46%	0.12%	—	%(e)	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	91

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.004	0.001	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.004	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.004)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.004)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.26%	0.40%	0.08%	0.01%		0.01%
Net assets, end of year (in 000’s)	$173,807	$123,436	$81,542	$220,426		$205,386
Ratio of net expenses to average net assets	0.30%	0.30%	0.25%	0.10%		0.08%
Ratio of total expenses to average net assets	0.31%	0.33%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.28%	0.40%	0.05%	—	%(e)	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

92	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.012	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.012	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.21%	0.35%	0.05%		0.01%		0.01%
Net assets, end of year (in 000’s)	$299,105	$269,417	$404,533		$442,625		$356,753
Ratio of net expenses to average net assets	0.35%	0.35%	0.30%		0.10%		0.08%
Ratio of total expenses to average net assets	0.36%	0.38%	0.38%		0.38%		0.38%
Ratio of net investment income to average net assets	1.19%	0.34%	0.03%		0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	93

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.002	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	0.001	—	(b)	—	(b)	—	(b)
Total from investment operations	0.011	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.11%	0.26%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1,810,200	$1,307,550	$1,543,863		$1,620,517		$2,144,601
Ratio of net expenses to average net assets	0.45%	0.44%	0.33%		0.10%		0.08%
Ratio of total expenses to average net assets	0.46%	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income (loss) to average net assets	1.14%	0.25%	(0.01)%		—	%(e)	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.013	0.004	—	(b)	—	(b)	—	(b)
Net realized loss	(0.004)	(0.002)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.009	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.009)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.009)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.01%	0.19%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$16,492	$1	$1		$1		$948
Ratio of net expenses to average net assets	0.55%	0.27%	0.19%		0.10%		0.08%
Ratio of total expenses to average net assets	0.56%	0.58%	0.58%		0.58%		0.58%
Ratio of net investment income (loss) to average net assets	1.32%	0.37%	0.36%		(0.02)%		(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	95

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.009	0.001	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.009	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.009)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.009)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.86%	0.11%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1,342,308	$954,846	$787,768		$940,671		$915,527
Ratio of net expenses to average net assets	0.70%	0.59%	0.33%		0.10%		0.08%
Ratio of total expenses to average net assets	0.71%	0.73%	0.73%		0.73%		0.73%
Ratio of net investment income (loss) to average net assets	0.88%	0.11%	(0.01)%		—	%(e)	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.008	0.004	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	(0.004)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.008	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.008)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.008)	— (b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.71%	0.05%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1
Ratio of net expenses to average net assets	0.56%	0.27%	0.19%		0.10%		0.08%
Ratio of total expenses to average net assets	0.86%	0.88%	0.88%		0.88%		0.88%
Ratio of net investment income to average net assets	0.78%	0.37%	0.36%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	97

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.004	0.001	—	(b)	—	(b)	—	(b)
Net realized gain (loss)	0.002	(0.001)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.006	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.006)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.006)	— (b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.56%	0.02%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$48	$154	$1		$1		$1
Ratio of net expenses to average net assets	1.00%	0.97%	0.19%		0.10%		0.08%
Ratio of total expenses to average net assets	1.01%	1.03%	1.03%		1.03%		1.03%
Ratio of net investment income to average net assets	0.43%	0.14%	0.36%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

98	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.005	0.001	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.34%	0.49%	0.14%	0.01%		0.01%
Net assets, end of year (in 000’s)	$7,667,540	$8,619,492	$9,876,558	$10,053,367		$9,153,246
Ratio of net expenses to average net assets	0.20%	0.20%	0.19%	0.10%		0.09%
Ratio of total expenses to average net assets	0.21%	0.23%	0.23%	0.23%		0.23%
Ratio of net investment income to average net assets	1.31%	0.48%	0.11%	—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	99

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.004	0.001	—	(b)	—	(b)
Net realized gain	— (b)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.31%	0.46%	0.12%	0.01%		0.01%
Net assets, end of year (in 000’s)	$7,439	$7,333	$10,969	$12,266		$38,054
Ratio of net expenses to average net assets	0.23%	0.23%	0.21%	0.10%		0.09%
Ratio of total expenses to average net assets	0.24%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.27%	0.42%	0.09%	—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.013	0.003	0.001	—	(b)	—	(b)
Net realized gain (loss)	(0.001)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.012	0.004	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.004)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.24%	0.39%	0.07%	0.01%		0.01%
Net assets, end of year (in 000’s)	$19,545	$14,565	$75,756	$40,923		$52,417
Ratio of net expenses to average net assets	0.30%	0.30%	0.26%	0.10%		0.09%
Ratio of total expenses to average net assets	0.31%	0.33%	0.33%	0.33%		0.33%
Ratio of net investment income to average net assets	1.26%	0.25%	0.03%	—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	101

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.012	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.012	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.012)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.19%	0.34%	0.03%		0.01%		0.01%
Net assets, end of year (in 000’s)	$165,645	$215,820	$264,092		$103,108		$55,729
Ratio of net expenses to average net assets	0.35%	0.35%	0.32%		0.10%		0.09%
Ratio of total expenses to average net assets	0.36%	0.38%	0.38%		0.38%		0.38%
Ratio of net investment income to average net assets	1.15%	0.30%	0.01%		—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

102	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.011	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.011)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	1.09%	0.25%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$360,817	$237,557	$189,870		$390,266		$403,438
Ratio of net expenses to average net assets	0.45%	0.44%	0.30%		0.10%		0.09%
Ratio of total expenses to average net assets	0.46%	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income (loss) to average net assets	1.09%	0.28%	(0.02)%		—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	103

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.011	0.001	—	(b)	—	(b)	—	(b)
Net realized gain (loss)	(0.001)	0.001	—	(b)	—	(b)	—	(b)
Total from investment operations	0.010	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.99%	0.18%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$45,627	$15,512	$1		$1		$17,834
Ratio of net expenses to average net assets	0.55%	0.50%	0.19%		0.10%		0.09%
Ratio of total expenses to average net assets	0.56%	0.58%	0.58%		0.58%		0.58%
Ratio of net investment income to average net assets	1.10%	0.13%	0.36%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

104	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.008	0.001	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.008	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.008)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.84%	0.10%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$155,808	$144,728	$142,607		$355,272		$435,856
Ratio of net expenses to average net assets	0.70%	0.58%	0.29%		0.10%		0.09%
Ratio of total expenses to average net assets	0.71%	0.73%	0.73%		0.73%		0.73%
Ratio of net investment income (loss) to average net assets	0.83%	0.08%	(0.02)%		—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	105

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.008	0.004	—	(b)	—	(b)	—	(b)
Net realized gain (loss)	— (b)	(0.004)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.008	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.008)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.008)	— (b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.69%	0.05%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1
Ratio of net expenses to average net assets	0.55%	0.26%	0.19%		0.10%		0.09%
Ratio of total expenses to average net assets	0.86%	0.88%	0.88%		0.88%		0.88%
Ratio of net investment income to average net assets	0.84%	0.37%	0.37%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

106	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income(a)	0.005	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.005	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.005)	—	(b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.005)	—	(b)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return(d)	0.54%	0.01%		0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$23,332	$33,252		$73,211		$147,486		$90,568
Ratio of net expenses to average net assets	1.00%	0.62%		0.31%		0.10%		0.09%
Ratio of total expenses to average net assets	1.01%	1.03%		1.03%		1.03%		1.03%
Ratio of net investment income (loss) to average net assets	0.51%	—	%(e)	(0.02)%		—	%(e)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Select, Preferred, Capital, Administration, Premier, Service, and Cash Management	Diversified
Government	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class A, Class C, Resource, Cash Management and Class R6	Diversified
Money Market, Prime Obligations, Treasury Instruments, Treasury Obligations and Treasury Solutions	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Resource, and Cash Management	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

108

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

109

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2018, all investments and repurchase agreements, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G8 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including

110

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2018, Goldman Sachs has advised that it retained $2,013 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

Effective February 21, 2018, GSAM changed the contractual management fee rate from 0.205% to 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and to 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds.

111

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other contractual annualized rates for each of the Funds are as follows:

	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares		Resource Shares		Cash Management Shares		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(a)
Administration, Service and/or Shareholder Administration Fees	N/A	0.03%	0.10%	0.15%	0.25%	0.35%	0.25%		0.50%		0.50%		N/A	N/A	0.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	N/A	0.25%	0.75	(c)
Transfer Agency Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01%	0.01	0.01
N/A	— Fees not applicable to respective share class
(a)	Government Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. For the period February 8, 2018 through July 1, 2018, GSAM implemented a voluntary temporary fee waiver equal annually to 0.10% of the average daily net assets of Financial Square Prime Obligations Fund and Financial Square Money Market Fund. From July 2, 2018 through the end of the Reporting Period, GSAM reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.08% of the average daily net assets for both funds. Prior to February 21, 2018, GSAM contractually agreed to not impose a portion of the management fee equal annually to 0.025% of the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds’ average daily net assets and 0.045% of the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds’ average daily net assets.

During the fiscal year ended August 31, 2018, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2018, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers		Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$71	$—	*	$1	$227	$299
Government	20,103	—	*	1,548	—	21,651
Money Market	4,671	—	*	3	—	4,674
Prime Obligations	1,946	—	*	2	246	2,194
Treasury Instruments	5,907	—	*	52	—	5,959
Treasury Obligations	2,008	—	*	271	—	2,279
Treasury Solutions	1,067	—	*	18	—	1,085

*	Amount less than one thousand.

112

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2018, the net effective management fee rate was 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds, 0.16% for the Financial Square Government Fund and 0.09% for the Financial Square Money Market and Financial Square Prime Obligations Funds.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended August 31, 2018, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Federal Instruments	$101,476,728	$141,510,294	$829
Government	5,899,733,614	1,723,745,550	34,837
Money Market	—	99,676,074	—
Prime Obligations	—	20,910,870	—
Treasury Instruments	2,684,407,180	12,044,241,586	110,323
Treasury Obligations	1,008,761,863	454,567,131	(2,223)
Treasury Solutions	6,093,525,206	1,423,840,030	6,908

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Select Shares	Capital Shares	Premier Shares	Resource Shares	Cash Management Shares
Federal Instruments	100%	—%	100%	—%	100%
Money Market	—	100	100	100	100
Prime Obligations	—	—	100	100	100
Treasury Instruments	—	—	—	100	—
Treasury Obligations	—	—	—	100	—
Treasury Solutions	—	—	—	100	—

The following table provides information about the investment in issuers deemed to be affiliates of the Funds.

Government Fund
Name of Affiliated Issuer	Value at 8/31/17	Purchases at Cost	Proceeds from Sales/maturities	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/18	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$—	$92,873,500,000	$(91,272,700,000)	$—	$—	$1,600,800,000	$4,414,135

113

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Treasury Obligations Fund
Name of Affiliated Issuer	Value at 8/31/17	Purchases at Cost	Proceeds from Sales/maturities	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/18	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$—	$19,607,600,000	$(19,576,400,000)	$—	$—	$31,200,000	$1,101,930

I.  Line of Credit Facility — As of August 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$7,768,964	$1,260,391,637	$95,109,320	$40,230,656	$667,505,941	$216,584,727	$117,381,401
Net long-term capital gains	—	—	—	—	46,546	—	87,587
Total distributions	$7,768,964	$1,260,391,637	$95,109,320	$40,230,656	$667,552,487	$216,584,727	$117,468,988
The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:
	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$3,330,644	$488,886,002	$20,484,061	$10,458,307	$232,330,406	$88,199,209	$44,533,201
Total distributions	$3,330,644	$488,886,002	$20,484,061	$10,458,307	$232,330,406	$88,199,209	$44,533,201

114

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$123,840	$80,851,179	$10,731,938	$2,381,321	$36,840,153	$13,956,818	$3,687,514
Undistributed long-term capital gains	—	—	2	—	—	—	328
Total undistributed earnings	$123,840	$80,851,179	$10,731,940	$2,381,321	$36,840,153	$13,956,818	$3,687,842
Capital loss carryforward	$—	$(2,808,112)	$—	$—	$—	$(274,584)	$—
Timing differences (Dividend Payable and Post-October Capital Loss Deferral)	$(114,323)	$(76,227,006)	$(10,710,503)	$(2,372,825)	$(36,153,689)	$(13,297,307)	$(3,547,072)
Unrealized gains (losses) — net	$(283)	$(35,606)	$1,291,857	$435,500	$(102,938)	$(9,623)	$(33,941)
Total accumulated earnings (losses) — net	$9,234	$1,780,455	$1,313,294	$443,996	$583,526	$375,304	$106,829

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Federal Instruments	$(7,695)	$7,695	$—
Treasury Instruments	(919,968)	919,968	—
Treasury Obligations	(67,411)	67,411	—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

115

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for the Institutional Money Market Funds, minimize the volatility of the Fund’s NAV per share). The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

116

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

	Shares*	Shares*

Institutional Shares
Shares sold	1,400,470,046	1,074,848,953
Reinvestment of distributions	6,922,069	3,133,196
Shares redeemed	(1,455,200,988)	(1,098,892,063)
	(47,808,873)	(20,909,914)
Select Shares
Shares sold	—	—
Reinvestment of distributions	620	232
Shares redeemed	—	(3,000)
	620	(2,768)
Preferred Shares
Shares sold	17,006,614	10
Reinvestment of distributions	9,963	210
Shares redeemed	(14,681,017)	(10)
	2,335,560	210
Capital Shares
Shares sold	33,748,217	95,325,208
Reinvestment of distributions	140,311	50,539
Shares redeemed	(44,899,331)	(79,278,651)
	(11,010,803)	16,097,096
Administration Shares
Shares sold	140,166,680	154,235,286
Reinvestment of distributions	92,037	18,664
Shares redeemed	(131,578,827)	(147,319,273)
	8,679,890	6,934,677
Premier Shares
Shares sold	—	—
Reinvestment of distributions	494	93
Shares redeemed	—	—
	494	93
Service Shares
Shares sold	6,536,571	14,791,704
Reinvestment of distributions	8	1
Shares redeemed	(10,663,032)	(14,610,607)
	(4,126,453)	181,098
Cash Management Shares
Shares sold	—	10
Reinvestment of distributions	267	6
Shares redeemed	—	(10)
	267	6
NET INCREASE (DECREASE) IN SHARES	(51,929,298)	2,300,498

*	Valued at $1.00 per share.

117

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

	Shares*	Shares*

Institutional Shares
Shares sold	767,294,667,985	679,312,486,567
Reinvestment of distributions	573,354,489	228,130,062
Shares redeemed	(751,051,186,053)	(663,932,060,403)
	16,816,836,421	15,608,556,226
Select Shares
Shares sold	7,696,626,754	8,502,641,228
Reinvestment of distributions	22,869,904	13,611,144
Shares redeemed	(10,043,218,389)	(8,065,530,147)
	(2,323,721,731)	450,722,225
Preferred Shares
Shares sold	3,366,876,972	5,037,015,621
Reinvestment of distributions	2,263,169	488,639
Shares redeemed	(2,592,345,659)	(5,020,535,505)
	776,794,482	16,968,755
Capital Shares
Shares sold	10,611,941,302	10,652,559,765
Reinvestment of distributions	8,910,716	3,264,524
Shares redeemed	(10,226,370,008)	(11,152,584,172)
	394,482,010	(496,759,883)
Administration Shares
Shares sold	22,082,581,830	19,099,703,512
Reinvestment of distributions	14,229,495	3,423,832
Shares redeemed	(21,781,180,895)	(17,638,427,152)
	315,630,430	1,464,700,192
Premier Shares
Shares sold	528,483,711	151,061,648
Reinvestment of distributions	61,356	2
Shares redeemed	(461,826,788)	(49,751,597)
	66,718,279	101,310,053
Service Shares
Shares sold	1,702,546,572	1,586,419,647
Reinvestment of distributions	725,362	77,645
Shares redeemed	(1,452,690,284)	(1,617,574,204)
	250,581,650	(31,076,912)
Class A Shares
Shares sold	38,536,927	82,512,499
Reinvestment of distributions	667,472	150,269
Shares redeemed	(25,029,702)	(28,719,988)
	14,174,697	53,942,780
Class C Shares
Shares sold	1,641,220	16,050,266
Reinvestment of distributions	20,356	518
Shares redeemed	(2,670,451)	(10,526,992)
	(1,008,875)	5,523,792
Resource Shares
Shares sold	157,695,967	173,703,236
Reinvestment of distributions	477,107	40,846
Shares redeemed	(162,291,445)	(116,513,724)
	(4,118,371)	57,230,358
Cash Management Shares
Shares sold	18,102,135	90,322,721
Reinvestment of distributions	32,820	1,093
Shares redeemed	(15,341,360)	(86,558,693)
	2,793,595	3,765,121
Class R6 Shares
Shares sold	517,270,674	16,335,613
Reinvestment of distributions	378,283	69,560
Shares redeemed	(480,982,183)	(8,336,546)
	36,666,774	8,068,627
NET INCREASE IN SHARES	16,345,829,361	17,242,951,334

*	Valued at $1.00 per share.

118

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	46,299,886,154	$46,307,987,978	19,049,765,992	$19,052,661,546
Reinvestment of distributions	45,575,447	45,582,507	10,026,650	10,028,865
Shares redeemed	(37,319,991,499)	(37,326,705,607)	(31,854,650,650)	(31,857,198,837)
	9,025,470,102	9,026,864,878	(12,794,858,008)	(12,794,508,426)
Select Shares
Shares sold	43,394,073	43,400,844	662,792,918	662,807,572
Reinvestment of distributions	334,349	334,409	207,572	207,586
Shares redeemed	(19,227,361)	(19,230,355)	(1,733,231,016)	(1,733,250,092)
	24,501,061	24,504,898	(1,070,230,526)	(1,070,234,934)
Preferred Shares
Shares sold	5,423,111	5,424,179	546,750,177	546,750,583
Reinvestment of distributions	14,447	14,449	13,650	13,650
Shares redeemed	(4,103,804)	(4,104,735)	(604,398,626)	(604,398,627)
	1,333,754	1,333,893	(57,634,799)	(57,634,394)
Capital Shares
Shares sold	—	—	5,238,387	5,238,387
Reinvestment of distributions	16	16	7	7
Shares redeemed	—	—	(113,907,949)	(113,907,949)
	16	16	(108,669,555)	(108,669,555)
Administration Shares
Shares sold	—	—	47,454,813	47,454,813
Reinvestment of distributions	48,519	48,526	48,245	48,256
Shares redeemed	(2,345,631)	(2,346,243)	(358,151,687)	(358,153,090)
	(2,297,112)	(2,297,717)	(310,648,629)	(310,650,021)
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	13	13	4	4
Shares redeemed	—	—	—	—
	13	13	4	4
Service Shares
Shares sold	5,533,949	5,534,250	8,133,390	8,134,574
Reinvestment of distributions	4,433	4,433	1,994	1,994
Shares redeemed	(5,476,814)	(5,477,100)	(25,068,703)	(25,070,196)
	61,568	61,583	(16,933,319)	(16,933,628)
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	11	11	2	2
Shares redeemed	—	—	—	—
	11	11	2	2
Cash Management Shares
Shares sold	—	—	283,535	283,535
Reinvestment of distributions	9	9	2	2
Shares redeemed	—	—	(11,025,022)	(11,025,022)
	9	9	(10,741,485)	(10,741,485)
NET INCREASE (DECREASE)	9,049,069,422	$9,050,467,584	(14,369,716,315)	$(14,369,372,437)

119

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	13,026,118,996	$13,029,108,551	8,522,574,597	$8,523,965,422
Reinvestment of distributions	23,617,053	23,622,474	4,795,497	4,796,957
Shares redeemed	(10,752,156,347)	(10,754,667,412)	(14,359,771,161)	(14,360,674,542)
	2,297,579,702	2,298,063,613	(5,832,401,067)	(5,831,912,163)
Select Shares
Shares sold	206,804,211	206,836,533	78,986,476	79,005,310
Reinvestment of distributions	614,305	614,374	119,300	119,341
Shares redeemed	(165,268,899)	(165,300,538)	(70,482,960)	(70,495,531)
	42,149,617	42,150,369	8,622,816	8,629,120
Preferred Shares
Shares sold	67,707,785	67,727,575	456,637,334	456,650,633
Reinvestment of distributions	15,732	15,734	7,448	7,449
Shares redeemed	(66,102,138)	(66,121,783)	(735,096,589)	(735,097,096)
	1,621,379	1,621,526	(278,451,807)	(278,439,014)
Capital Shares
Shares sold	6,399,800	6,401,080	39,980,109	39,983,541
Reinvestment of distributions	20,801	20,805	2,077	2,078
Shares redeemed	(269)	(269)	(179,717,055)	(179,717,056)
	6,420,332	6,421,616	(139,734,869)	(139,731,437)
Administration Shares
Shares sold	178,009,602	178,050,176	512,837,052	512,875,953
Reinvestment of distributions	5,002	5,003	8,558	8,558
Shares redeemed	(174,822,956)	(174,862,263)	(1,759,453,253)	(1,759,467,587)
	3,191,648	3,192,916	(1,246,607,643)	(1,246,583,076)
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	13	13	5	5
Shares redeemed	—	—	—	—
	13	13	5	5
Service Shares
Shares sold	57,622,958	57,628,033	221,802,281	221,831,871
Reinvestment of distributions	422	422	545	545
Shares redeemed	(57,623,933)	(57,629,030)	(474,938,880)	(474,960,336)
	(553)	(575)	(253,136,054)	(253,127,920)
Resource Shares
Shares sold	—	—	3,317,891	3,317,897
Reinvestment of distributions	11	11	2	2
Shares redeemed	—	—	(75,122,856)	(75,122,858)
	11	11	(71,804,963)	(71,804,959)
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	2	2
Shares redeemed	—	—	—	—
	9	9	2	2
NET INCREASE (DECREASE)	2,350,962,158	$2,351,449,498	(7,813,513,580)	$(7,812,969,442)

120

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

	Shares*	Shares*

Institutional Shares
Shares sold	200,968,164,954	181,910,842,104
Reinvestment of distributions	368,644,488	148,012,472
Shares redeemed	(194,487,340,904)	(188,298,030,900)
	6,849,468,538	(6,239,176,324)
Select Shares
Shares sold	964,098,549	818,445,292
Reinvestment of distributions	1,006,438	253,468
Shares redeemed	(642,050,518)	(791,868,551)
	323,054,469	26,830,209
Preferred Shares
Shares sold	203,124,249	371,116,238
Reinvestment of distributions	413,889	121,167
Shares redeemed	(198,285,848)	(344,218,614)
	5,252,290	27,018,791
Capital Shares
Shares sold	4,337,569,703	4,508,313,068
Reinvestment of distributions	7,208,601	2,440,191
Shares redeemed	(5,024,768,164)	(3,951,781,554)
	(679,989,860)	558,971,705
Administration Shares
Shares sold	8,941,512,202	8,536,538,379
Reinvestment of distributions	15,407,859	3,475,761
Shares redeemed	(9,413,209,502)	(7,909,114,821)
	(456,289,441)	630,899,319
Premier Shares
Shares sold	166,068,240	116,968,089
Reinvestment of distributions	175	45
Shares redeemed	(69,785,344)	(80,050,108)
	96,283,071	36,918,026
Service Shares
Shares sold	74,599,248	133,237,074
Reinvestment of distributions	94,914	21,973
Shares redeemed	(99,864,762)	(177,621,932)
	(25,170,600)	(44,362,885)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	7	—
Shares redeemed	—	—
	7	—
Cash Management Shares
Shares sold	33,346	35,134
Reinvestment of distributions	297	7
Shares redeemed	—	(284,056)
	33,643	(248,915)
NET INCREASE (DECREASE) IN SHARES	6,112,642,117	(5,003,150,074)

*	Valued at $1.00 per share.

121

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

	Shares*	Shares*

Institutional Shares
Shares sold	127,843,066,508	159,324,411,184
Reinvestment of distributions	78,076,429	46,702,636
Shares redeemed	(132,362,768,631)	(164,230,405,292)
	(4,441,625,694)	(4,859,291,472)
Select Shares
Shares sold	628,512,654	4,082,606,806
Reinvestment of distributions	1,433,355	378,814
Shares redeemed	(563,778,095)	(4,520,271,577)
	66,167,914	(437,285,957)
Preferred Shares
Shares sold	888,926,342	779,116,904
Reinvestment of distributions	1,307,822	324,082
Shares redeemed	(839,865,749)	(737,547,145)
	50,368,415	41,893,841
Capital Shares
Shares sold	2,033,717,384	1,845,150,097
Reinvestment of distributions	3,814,950	968,827
Shares redeemed	(2,007,845,745)	(1,981,230,822)
	29,686,589	(135,111,898)
Administration Shares
Shares sold	6,999,654,929	5,716,650,450
Reinvestment of distributions	4,252,605	965,137
Shares redeemed	(6,501,274,216)	(5,953,918,651)
	502,633,318	(236,303,064)
Premier Shares
Shares sold	67,578,986	—
Reinvestment of distributions	52,384	2
Shares redeemed	(51,140,386)	—
	16,490,984	2
Service Shares
Shares sold	3,881,413,566	3,595,043,595
Reinvestment of distributions	455,493	69,164
Shares redeemed	(3,494,419,632)	(3,428,037,719)
	387,449,427	167,075,040
Resource Shares
Shares sold	—	—
Reinvestment of distributions	8	1
Shares redeemed	—	—
	8	1
Cash Management Shares
Shares sold	82,616	771,157
Reinvestment of distributions	360	11
Shares redeemed	(188,755)	(618,667)
	(105,779)	152,501
NET DECREASE IN SHARES	(3,388,934,818)	(5,458,871,006)

*	Valued at $1.00 per share.

122

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

	Shares*	Shares*

Institutional Shares
Shares sold	33,048,691,763	27,121,688,188
Reinvestment of distributions	76,819,487	28,334,702
Shares redeemed	(34,077,138,356)	(28,407,264,596)
	(951,627,106)	(1,257,241,706)
Select Shares
Shares sold	4,000,000	—
Reinvestment of distributions	106,209	41,687
Shares redeemed	(4,000,000)	(3,676,988)
	106,209	(3,635,301)
Preferred Shares
Shares sold	243,266,133	121,203,708
Reinvestment of distributions	395,088	50,947
Shares redeemed	(238,680,643)	(182,444,254)
	4,980,578	(61,189,599)
Capital Shares
Shares sold	1,717,466,555	1,946,345,268
Reinvestment of distributions	1,998,911	604,589
Shares redeemed	(1,769,632,289)	(1,995,225,910)
	(50,166,823)	(48,276,053)
Administration Shares
Shares sold	1,316,637,199	657,229,221
Reinvestment of distributions	1,948,987	366,979
Shares redeemed	(1,195,319,497)	(609,915,851)
	123,266,689	47,680,349
Premier Shares
Shares sold	171,371,374	82,443,759
Reinvestment of distributions	10,395	2
Shares redeemed	(141,266,720)	(66,933,677)
	30,115,049	15,510,084
Service Shares
Shares sold	500,278,676	779,359,271
Reinvestment of distributions	38,581	4,724
Shares redeemed	(489,231,701)	(777,246,619)
	11,085,556	2,117,376
Resource Shares
Shares sold	—	—
Reinvestment of distributions	7	—
Shares redeemed	—	—
	7	—
Cash Management Shares
Shares sold	149,007,427	696,664,664
Reinvestment of distributions	5	—
Shares redeemed	(158,926,942)	(736,623,453)
	(9,919,510)	(39,958,789)
NET DECREASE IN SHARES	(842,159,351)	(1,344,993,639)

*	Valued at $1.00 per share.

123

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

124

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

125

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional Shares
Actual	$1,000.00	$1,008.27		$1.01	$1,000.00	$1,008.48		$0.86	$1,000.00	$1,010.49		$0.46
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	1,000.00	1,024.35	+	0.87	1,000.00	1,024.75	+	0.46
Select Shares
Actual	1,000.00	1,008.12		1.16	1,000.00	1,008.33		1.01	1,000.00	1,010.34		0.61
Hypothetical (5% return before expenses)	1,000.00	1,024.05	+	1.17	1,000.00	1,024.20	+	1.02	1,000.00	1,024.60	+	0.61
Preferred Shares
Actual	1,000.00	1,007.77		1.52	1,000.00	1,007.97		1.37	1,000.00	1,009.98		0.96
Hypothetical (5% return before expenses)	1,000.00	1,023.69	+	1.53	1,000.00	1,023.84	+	1.38	1,000.00	1,024.25	+	0.97
Capital Shares
Actual	1,000.00	1,007.51		1.77	1,000.00	1,007.72		1.62	1,000.00	1,009.73		0.46
Hypothetical (5% return before expenses)	1,000.00	1,023.44	+	1.79	1,000.00	1,023.59	+	1.63	1,000.00	1,024.75	+	0.46
Administration Shares
Actual	1,000.00	1,007.01		2.28	1,000.00	1,007.21		2.12	1,000.00	1,009.22		1.72
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29	1,000.00	1,023.09	+	2.14	1,000.00	1,023.49	+	1.73
Premier Shares
Actual	1,000.00	1,006.50		2.78	1,000.00	1,006.70		2.63	1,000.00	1,008.81		2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.43	+	2.80	1,000.00	1,022.58	+	2.65	1,000.00	1,022.94	+	2.29
Service Shares
Actual	1,000.00	1,005.74		3.54	1,000.00	1,005.94		3.39	1,000.00	1,007.85		2.99
Hypothetical (5% return before expenses)	1,000.00	1,021.68	+	3.57	1,000.00	1,021.83	+	3.41	1,000.00	1,022.23	+	3.01
Class A Shares
Actual	N/A	N/A		N/A	1,000.00	1,007.21		2.12	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,023.09	+	2.14	N/A	N/A		N/A
Class C Shares
Actual	N/A	N/A		N/A	1,000.00	1,003.41		5.91	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,019.31	+	5.96	N/A	N/A		N/A
Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,005.18		4.14	1,000.00	1,007.19		2.28
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,021.07	+	4.18	1,000.00	1,022.94	+	2.29
Cash Management Shares
Actual	1,000.00	1,004.22		5.05	1,000.00	1,004.43		4.90	1,000.00	1,006.53		4.10
Hypothetical (5% return before expenses)	1,000.00	1,020.16	+	5.09	1,000.00	1,020.32	+	4.94	1,000.00	1,021.12	+	4.13
Class R6 Shares
Actual	N/A	N/A		N/A	1,000.00	1,008.48		0.86	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.35	+	0.87	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments	0.20%	0.23%	0.30%	0.35%	0.45%	0.55%	0.70%	N/A	N/A	N/A	1.00%	N/A
Government	0.17	0.20	0.27	0.32	0.42	0.52	0.67	0.42%	1.17%	0.82%	0.97	0.17%
Money Market	0.09	0.12	0.19	0.09	0.34	0.45	0.59	N/A	N/A	0.45	0.81	N/A

126

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Prime Obligations Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional Shares
Actual	$1,000.00	$1,010.40		$0.46	$1,000.00	$1,008.23		$1.01	$1,000.00	$1,008.38		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,010.25		0.61	1,000.00	1,008.08		1.16	1,000.00	1,008.23		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.05	+	1.17	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,009.90		0.96	1,000.00	1,007.73		1.52	1,000.00	1,007.87		1.52
Hypothetical (5% return before expenses)	1,000.00	1,024.25	+	0.97	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,009.64		1.22	1,000.00	1,007.47		1.77	1,000.00	1,007.62		1.77
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	1,000.00	1,023.44	+	1.79	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,009.23		1.72	1,000.00	1,006.96		2.28	1,000.00	1,007.11		2.28
Hypothetical (5% return before expenses)	1,000.00	1,023.49	+	1.73	1,000.00	1,022.94	+	2.29	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,008.53		2.28	1,000.00	1,006.46		2.78	1,000.00	1,006.61		2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29	1,000.00	1,022.43	+	2.80	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,007.87		2.99	1,000.00	1,005.70		3.54	1,000.00	1,005.85		3.54
Hypothetical (5% return before expenses)	1,000.00	1,022.23	+	3.01	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57
Resource Shares
Actual	1,000.00	1,007.00		2.28	1,000.00	1,004.94		2.83	1,000.00	1,005.09		2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.85
Cash Management Shares
Actual	1,000.00	1,006.24		4.10	1,000.00	1,004.18		5.05	1,000.00	1,004.33		5.05
Hypothetical (5% return before expenses)	1,000.00	1,021.12	+	4.13	1,000.00	1,020.16	+	5.09	1,000.00	1,020.16	+	5.09

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Prime Obligations	0.09%	0.12%	0.19%	0.24%	0.34%	0.45%	0.59%	0.45%	0.81%
Treasury Instruments	0.20	0.23	0.30	0.35	0.45	0.55	0.70	0.56	1.00
Treasury Obligations	0.20	0.23	0.30	0.35	0.45	0.55	0.70	0.56	1.00

127

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional Shares
Actual	$1,000.00	$1,008.30		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,008.15		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,007.80		1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,007.54		1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,007.03		2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,006.53		2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,005.77		3.54
Hypothetical (5% return before expenses)	1,000.00	1,021.68	+	3.57
Resource Shares
Actual	1,000.00	1,005.01		2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.38	+	2.85
Cash Management Shares
Actual	1,000.00	1,004.25		5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.16	+	5.09

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Solutions	0.20%	0.23%	0.30%	0.35%	0.45%	0.55%	0.70%	0.56%	1.00%

128

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee adequately addressed any economies of scale;

129

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

130

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated for over a full calendar year following the implementation of the final set of money market fund reforms in 2016, including the requirements relating to liquidity fees and redemption gates and the transition to a floating net asset value for the Goldman Sachs Financial Square Money Market Fund and Goldman Sachs Financial Square Prime Obligations Fund (the “Prime Institutional Money Market Funds”). They also noted that, although the Funds had operated in a challenging yield environment since 2009, yields had continued to improve through 2017 and early 2018 as a result of actions by the Federal Reserve, including a series of interest rate increases. The Trustees considered that each of the Funds had maintained a competitive yield throughout the period, in part due to the Investment Adviser’s agreement to contractually and voluntarily waive a portion of its management fee and reimburse certain other Fund expenses. The Trustees also considered that each of the Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund had maintained a stable net asset value per share and that the net asset value per share for each of the Prime Institutional Money Market Funds had experienced minimal principal volatility. They also observed that the Prime Institutional Money Market Funds had recently begun to experience growth in assets under management. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had waived fees and reimbursed expenses for the Funds in order to maintain competitive yields. They observed that the Investment Adviser had made its previous contractual management fee waiver permanent, lowering the Funds’ contractual management fees. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

131

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

132

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee Since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

133

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

134

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

135

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2018, 100%, 100%, 54.62%, 55.30%, 100%, 100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Treasury Instruments, and Financial Square Treasury Solutions designate $46,546 and $87,587, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2018.

136

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co. LLC.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 144628-OTU-851829 FSQAR-18/89K

Goldman Sachs Funds

Annual Report	August 31, 2018

Fundamental Equity Growth Funds
Blue Chip*
Capital Growth
Concentrated Growth
Flexible Cap
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities

*	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund and changed its principal investment strategy. Performance information prior to this date reflects the Fund’s former strategies.

Goldman Sachs Fundamental Equity Growth Funds

∎	BLUE CHIP

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	GROWTH OPPORTUNITIES

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Strategies’ Investment Process?

For over 30 years, the Goldman Sachs Growth Strategies have consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

∎	Make decisions as long-term business owners rather than as stock traders

∎	Perform in-depth, fundamental research

∎	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

∎	Established brand names

∎	Dominant market shares

∎	Pricing power

∎	Recurring revenue streams

∎	Free cash flow

∎	Long product life cycles

∎	Favorable long-term growth prospects

∎	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

∎	Perform rigorous valuation analysis of every potential investment

∎	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2018 (the “Reporting Period”), boosted by a combination of accelerating economic growth, rising corporate earnings and corporate tax reform. The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 19.66%. The Russell 3000® Index generated a return of 20.25%.

As the Reporting Period began in September 2017, U.S. economic activity and labor market data showed consistent strength, with U.S. Gross Domestic Product (“GDP”) growth at an annualized rate above 3%, unemployment down to 4.2% and a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Federal Reserve (the “Fed”) delivered the third rate hike of 2017 in December as had been widely expected and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the calendar year from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500 Index, its strongest quarterly advance in four years.

U.S. equities saw a strong start to 2018, driven by positive economic data, a $1.5 trillion tax reform plan and a favorable corporate earnings season. The S&P 500 Index saw 14 closing highs in the month of January 2018. In February 2018, however, U.S. and international equities sold off on market speculation of a faster pace of interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s testimony before Congress, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes this calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

The U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced, but the impact of such on the U.S. equity markets remained relatively muted during April 2018, as investors stayed rather resistant to the risk of a trade war. U.S. equities rallied in May 2018, driven by strong corporate earnings, upside surprises in economic activity and sentiment data, and a new U.S. unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. The Fed raised interest rates again in June 2018, as widely expected, but the outcome of the Fed meeting was more hawkish than the consensus had anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts

MARKET REVIEW

were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Fed Chair Powell was also slightly hawkish in his June press conference. Still-escalating trade tensions between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on $200 billion worth of Chinese goods and China vowing to retaliate. All told, then, the S&P 500 Index produced modestly positive but rather flat returns for the month of June 2018.

Market volatility was high in July 2018, driven both by the heightened trade rhetoric between the U.S. and China as well as between the U.S. and key allies and by strong U.S. macroeconomic data relative to other developed and emerging markets. The U.S. economy grew 4.2% year over year in the second calendar quarter, its fastest annualized pace since 2004. July also marked the 100th month of economic expansion, a streak one year away from becoming the longest in U.S. history. U.S. equities then reached an all-time high in August 2018, with strong domestic economic data outweighing headwinds posed by moderating global economic growth and escalating trade and diplomatic tensions.

For the Reporting Period overall, information technology, consumer discretionary and energy, considered more economically-sensitive sectors, were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sectors in the S&P 500 Index were utilities, consumer staples and telecommunication services, traditionally considered more defensive sectors, though each still eked out a modestly positive absolute return during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, but small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we believed the U.S. economy maintained its growth momentum despite a moderation in other key markets. The U.S. labor market remained tight, and consumption had recovered. Thus, in our view, a rebound in investment may be key for both U.S. and global equity market performance during the remainder of 2018.

There were, at the end of the Reporting Period, increasing concerns by some that we had reached the peak for equity markets, particularly in the U.S., as central banks continue their interest rate hiking policy. However, history has shown that rising rates alone are a poor indicator of subsequent equity returns; the context is just as important. If interest rates increase because of stronger economic growth, as has been the case in the current hiking cycle to date, then we believe equities can perform well despite valuation headwinds. Given market conditions seen at the end of August 2018, we estimate that U.S. equities can absorb a 10-year U.S. Treasury yield of approximately 3.5% before rates become a material negative. It is worth noting that U.S. equities saw double-digit positive returns over the subsequent 12 months for all but one interest rate hiking cycle exceeding 100 basis points since 1988. (A basis point is 1/100th of a percentage point.)

Furthermore, a normalization of interest rates and rising cost of capital reinforce a Darwinistic framework, wherein strong companies thrive and the weak perish, increasing the dispersion

MARKET REVIEW

among companies and sectors. For U.S. large-cap equities, much of the earnings recovery since the 2007/2008 financial crisis has been driven by cost-cutting and margins growth rather than by revenue growth. With rising cost pressures, we believe pricing power may well become an increasingly important differentiator of future success. We further believe the increased dispersion between winners and losers reinforces the importance of active investment management.

Indeed, regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

PORTFOLIO RESULTS

Goldman Sachs Blue Chip Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of “blue chip” companies. Blue chip companies are companies that, in the view of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), enjoy characteristics that include strong market positions, seasoned management teams, solid financial fundamentals and high-quality reputations. Although blue chip companies generally have large or medium market capitalizations, the Investment Adviser may invest in companies that it believes have good, long-term prospects to become well-known, established or blue chip companies. The Fund may continue to invest up to 20% of its Net Assets in foreign securities.

Portfolio Management Discussion and Analysis

Effective after the close of business on October 31, 2017, Goldman Sachs Dynamic U.S. Equity Fund was re-named Goldman Sachs Blue Chip Fund and its principal investment strategy changed, as reflected above. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Blue Chip Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 17.50%, 16.66%, 17.92%, 17.86%, 17.21% and 17.94%, respectively. These returns compare to the 19.66% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 8.04%. This compares to the 10.36% cumulative total return of the S&P 500 Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. Sector allocation as a whole also detracted from relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer staples, industrials and energy detracted from the Fund’s relative results most. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, consumer discretionary and financials, wherein effective stock selection helped most in each. Having an underweight to financials, which lagged the S&P 500 Index during the Reporting Period, added value as well.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in diversified conglomerate General Electric, tobacco company Philip Morris International and software for enterprise information management supplier Oracle.

General Electric announced earnings in October 2017 that missed market estimates on earnings per share, driven by weakness in its power and oil and gas segments. The company also cut its 2017 guidance, which caused the stock to decline. Its stock fell further in November 2017 as new restructuring and financial tightening goals were announced. General Electric reduced its dividend by 50% and announced plans to focus on its core businesses of aviation, health care and power by selling or spinning off approximately $20 billion worth of assets. The company also announced intentions of changing the corporate culture to focus more on profitability, cash flow and execution. While we continued to believe the company was an attractively valued, high quality business, we felt its risk/reward prospects had shifted and

PORTFOLIO RESULTS

decided to exit the position. We believed the potential near-term volatility of the company’s shares outweighed the longer-term reward, and it had minimal catalysts in the near term and a challenging turnaround ahead. Additionally, General Electric, in our opinion, is likely to be less of a beneficiary from tax reform than other companies, as it already had a low effective tax rate. For all these reasons, we decided to eliminate the position and allocate the capital elsewhere.

In April 2018, the stock of Philip Morris International declined sharply following a disappointing quarterly earnings announcement. Its earnings per share beat market estimates, but its top line revenue was lower than market expectations, driven primarily by disappointing results in the company’s iQOS segment and in its organic sales. (iQOS is a relatively new type of electronic smokeless cigarette.) Later in the Reporting Period, the company raised its quarterly dividend by more than 6% and finished a study concluding its iQOS segment was meeting its primary objective. Despite the disappointing annual results, at the end of the Reporting Period, we continued to be positive on the company’s share in the iQOS market and believe the product’s healthier approach to tobacco usage may also grant it significant domestic market share. We also continued to feel the company provides best-in-class pricing, was attractively valued and pays an above-market dividend. We maintained our view that the company is a high quality franchise, well positioned to benefit from an improved macroeconomic backdrop.

Oracle’s shares sold off sharply in March 2018 following an underwhelming earnings report in which the company reported weaker than market expected total revenue, primarily driven by softness in its cloud business. The company then reported earnings in June 2018 that were better than market expectations on both top line revenue and earnings per share—with good guidance as well. However, its cloud revenue, one of the main drivers of growth for the company, was slightly weaker than market estimates, and Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in athletic apparel, footwear, equipment and accessories company Nike, payments company MasterCard and U.S.-based bank holding company Bank of America.

At the end of 2017, Nike’s stock rose as the company announced higher than market expectations for future earnings growth as well as an increase to its dividend. The company also announced earnings in June 2018 that were better than market expectations, driven by notable strength in its U.S. business, which in past quarters had shown weakness. At the end of the Reporting Period, we remained positive on the company’s continued focus on innovation and product development, which we believe is stronger than it has been in the recent past. In our view, Nike has a resilient business model, with diverse product offerings, global channels, market share gains and meaningful share buybacks. We continued to believe at the end of the Reporting Period that the company is a best-in-class franchise in a structurally healthy and growing category, and we were positive on the company’s long-term growth potential.

MasterCard’s earnings announcements throughout the Reporting Period consistently beat market estimates on both revenue and earnings per share, driven by higher processed transactions and an increase in gross dollar volume. Its stock also benefited from strong performance across the information technology sector broadly and payment companies more specifically during the Reporting Period. Although we continued to believe MasterCard is a high quality growth company with strong operating trends, we were cognizant of the recent strong performance in the stock and thus decided to exit the position in favor of other opportunities with what we considered to have more attractive risk/reward profiles moving forward.

Most of the strong performance for the stock of Bank of America occurred during the first half of the Reporting Period. In mid-October 2017, Bank of America announced positive earnings that beat market estimates on earnings per share, driven primarily by strong net interest income and credit trends. Bank of America announced earnings again in January 2018 that were positive, with continued strong net interest income trends. At the end of the Reporting Period, we remained positive on the company, as it performed well amongst its peers in the financials sector, due, in our view, to good banking fundamentals and its management’s emphasis on cost reductions. At the end of the Reporting Period, we

PORTFOLIO RESULTS

believed Bank of America remained attractively valued and were positive on the company’s business outlook and its ability to capitalize on potentially higher growth and interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Visa, a global leader in the provision of payment services. We feel confident the company will continue to benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also view the company favorably as it invests in multiple services and geographies, which we think provides several potential sources of growth. Finally, we feel the stock was trading, at the time of purchase, at attractive levels given its growth prospects.

We established a Fund position in Texas Instruments, which engages in the design and manufacture of semiconductor solutions for analog and digital embedded and application processing. We are positive on the company given its diversified business and what we see as its disciplined management team. We feel Texas Instruments is a best-in-class franchise and its diversified product mix may provide insulation from the cyclical threats posed to others in the industry. The company, in our view, has a good balance sheet with strong free cash flow and robust return on earnings.

Conversely, as mentioned earlier, we sold the Fund’s positions in MasterCard and General Electric during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, John Arege no longer served as a portfolio manager for the Fund, and Sean Gallagher became a portfolio manager for the Fund. Steven M. Barry and Stephen E. Becker continue to serve as portfolio managers of the Fund.

Sean Gallagher then announced his retirement on July 17, 2018. Sean will continue to manage the Fund with Steven M. Barry and Stephen E. Becker until his retirement effective September 30, 2018.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, industrials, consumer staples, materials and telecommunication services increased and its allocations to financials, consumer discretionary and real estate decreased compared to the S&P 500 Index. The Fund’s position in cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweighted positions relative to the S&P 500 Index in industrials, health care, materials and consumer staples. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in financials and information technology and was rather neutrally weighted to the S&P 500 Index in consumer discretionary, energy, real estate and telecommunication services. The Fund had no position at all in utilities at the end of the Reporting Period.

FUND BASICS

Blue Chip Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	17.50%	19.66%
Class C	16.66	19.66
Institutional	17.92	19.66
Investor	17.86	19.66
Class R	17.21	19.66
Class R6	17.94	19.66

April 17, 2018–August 31, 2018
Class P	8.04%	10.36%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	4.11%	9.33%	10.14%	11/30/09
Class C	8.23	9.74	10.03	11/30/09
Institutional	10.51	10.98	11.30	11/30/09
Investor	10.46	10.82	11.13	11/30/09
Class P	N/A	N/A	0.92	4/17/18
Class R	9.93	10.28	10.59	11/30/09
Class R6	10.54	N/A	7.42	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	4.51%
Class C	1.78	5.26
Institutional	0.67	4.12
Investor	0.78	4.26
Class P	0.66	4.11
Class R	1.28	4.76
Class R6	0.66	4.11

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	5.8%	Software
Visa, Inc. Class A	3.9	IT Services
Amazon.com, Inc.	3.8	Internet & Direct Marketing Retail
Apple, Inc.	3.6	Technology Hardware, Storage & Peripherals
Eli Lilly & Co.	3.3	Pharmaceuticals
Pfizer, Inc.	3.3	Pharmaceuticals
Facebook, Inc. Class A	3.2	Internet Software & Services
Chevron Corp.	3.1	Oil, Gas & Consumable Fuels
Texas Instruments, Inc.	3.0	Semiconductors & Semiconductor Equipment
Bank of America Corp.	3.0	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BLUE CHIP FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Blue Chip Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 30, 2009 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	17.50%	11.26%	11.50%
Including sales charges	11.07%	10.01%	10.78%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	16.66%	10.43%	10.66%
Including contingent deferred sales charges	15.49%	10.43%	10.66%

Institutional (Commenced November 30, 2009)	17.92%	11.69%	11.93%

Investor (Commenced November 30, 2009)	17.86%	11.54%	11.77%

Class P (Commenced April 17, 2018)	N/A	N/A	8.04%*

Class R (Commenced November 30, 2009)	17.21%	10.99%	11.22%

Class R6 (Commenced July 31, 2015)	17.94%	N/A	9.38%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

Effective after the close of business on April 17, 2018, the Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 90-150 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund invests in both value and growth companies. The Fund’s fundamental equity investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management.

Portfolio Management Discussion and Analysis

On February 16, 2018, the Board of Trustees of the Goldman Sachs Trust approved changes to the Fund’s principal investment strategy and benchmark index to be effective after the close of business on April 17, 2018. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 22.01%, 21.11%, 22.50%, 21.91%, 22.35%, 21.73% and 22.53%, respectively. These returns compare to the 19.82% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period. The Fund’s former benchmark, the Russell 1000® Growth Index, returned 27.23% for the same time period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 7.04%. This compares to the 8.13% cumulative total return of the Russell Index during the same time period. The Fund’s former benchmark, the Russell 1000® Growth Index, returned 11.43% for the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive double-digit absolute returns that outperformed the Russell Index on a relative basis during the Reporting Period due to a combination of stock selection and sector allocation.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, consumer discretionary and industrials. Having an overweighted allocation to information technology, which was the best performing sector in the Russell Index during the Reporting Period, helped most. Stock selection proved particularly effective in consumer discretionary and industrials. The only two sectors that detracted from the Fund’s relative performance during the Reporting Period were energy and financials, wherein both sector allocation and stock selection in each dampened results.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in e-commerce giant Amazon.com, payments company MasterCard and Internet subscription service for watching television shows and movies Netflix.

Strong quarterly results throughout the Reporting Period propelled shares of Amazon.com rather consistently higher. More specifically, the company beat market expectations on earnings per share in all four earnings reports announced during the Reporting Period and beat market expectation on revenue in three of the four. With each release, solid growth

PORTFOLIO RESULTS

in Amazon Web Services continually reinforced market participants’ confidence in the company’s cloud segment. The steady appreciation in Amazon.com’s stock price persisted even through spans of broader market volatility in February 2018. Overall, at the end of the Reporting Period, we remained positive on the company, as it continued to outpace competitors. We also favored its positioning as an innovative growth company, capable, in our view, of disrupting multiple industries. We believed, at the end of the Reporting Period, Amazon.com was poised to benefit from its scale, investment and competitive advantages.

MasterCard’s earnings announcements throughout the Reporting Period consistently beat market estimates on both revenue and earnings per share, driven by higher processed transactions and an increase in gross dollar volume. Its stock also benefited from strong performance across the information technology sector broadly and payment companies more specifically during the Reporting Period. At the end of the Reporting Period, we remained optimistic on the company’s ability to grow its core payments business through new client wins and to further differentiate itself by expanding to new growth areas, such as consumer credit and peer-to-peer lending. We also were positive both on the company’s plans to accelerate investments, driven by the savings from recent tax reform and on what we see as MasterCard’s strong operating trends, which we believe position it well relative to competitors.

Early in the Reporting Period, shares of Netflix rallied following an earnings announcement in which it reported in-line earnings and revenues, with subscriber growth well ahead of consensus estimates. Its subscriber growth was driven by strength in both its domestic and international markets. The company also reported free cash flow that exceeded consensus estimates, which was well received by the market, as the company continued to demonstrate strong execution. In the middle of the Reporting Period, its shares continued to rally with the help of an earnings report that beat market estimates, consisting of impressive subscriber growth and the announcement of videogame streaming on its platform. This release, as had been the case earlier in the Reporting Period, also featured healthy subscriber growth driven by strength in both domestic and international markets. At the end of the Reporting Period, we believed Netflix’s investment in content had been instrumental to its ongoing growth. Overall, we remained positive on Netflix as the market leader within the movie streaming space, offering a convenient way to consume content without the burden of ownership. We also believed the introduction of gaming illustrates the company’s ability to disrupt the global media industry and expand the universe in which it competes. Lastly, we believed the company was well positioned to continue capturing subscriber growth globally.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in biopharmaceutical company Incyte, media and television broadcasting services provider Comcast and tobacco company Philip Morris International.

Despite strong earnings announced at the end of October 2017, shares of Inctye experienced weakness during the remainder of the Reporting Period, as its near-term narrative was dominated by a then-upcoming data readout on the company’s melanoma drug. Indeed, its shares sold off early in April 2018 following the highly anticipated Phase III trial results for that melanoma drug. Following the poor trial results, Incyte announced it would halt the study given that its product failed to show any benefit in conjunction with another cancer immunotherapy drug. At the end of June 2018, the company reported an end to another one of its drugs, REACH1, after the drug reported a low response rate. We decided to exit the position and reallocate capital to what we viewed as other high quality companies.

Early in the Reporting Period, Comcast’s stock price declined, as the company’s video subscription count took a hit following Hurricane Harvey and ongoing cord-cutting trends. (Cord-cutting is the practice of canceling or forgoing a cable television subscription or landline telephone connection in favor of an alternative Internet-based or wireless service.) Uncertain merger and acquisition activity then began to weigh on its shares in the beginning of 2018. Initially, Comcast was reportedly considering competing with Disney’s bid for Fox Networks, but then it was announced Comcast would be attempting to purchase the British broadcaster, Sky Networks. Investors reacted negatively to this news, as Comcast’s competitor, Twenty-First Century Fox, was also attempting to acquire Sky Networks. Fears of a bidding war intensified, and its shares declined accordingly. Then, toward the end of April, Comcast announced quarterly results that were generally in line with market estimates, with one of the highlights being strength in its NBCU segment. However, at the same time, Comcast announced its official bid for Sky Networks. Following the earnings results and potential acquisition, its stock price fell, as investors continued to digest the potential

PORTFOLIO RESULTS

deal implications. At the end of the Reporting Period, we were closely monitoring the situation. However, despite the volatility around the potential acquisition, we believed Comcast is a leading media company that provides on-demand content, innovates well on channel mediums and outperforms in cable despite cord-cutting trends and satellite expansion. We were also positive on Comcast’s diversification across its content and distribution channels.

In April 2018, the stock of Philip Morris International declined sharply following a disappointing quarterly earnings announcement. Its earnings per share beat market estimates, but its top line revenue was lower than market expectations, driven primarily by disappointing results in the company’s iQOS segment and in its organic sales. (iQOS is a relatively new type of electronic smokeless cigarette.) Later in the Reporting Period, the company raised its quarterly dividend by more than 6% and finished a study concluding its iQOS segment was meeting its primary objective. Despite the disappointing annual results, at the end of the Reporting Period, we continued to be positive on the company’s share in the iQOS market and believe the product’s healthier approach to tobacco usage may also grant it significant domestic market share. We also continued to feel the company provides best-in-class pricing, was attractively valued and pays an above-market dividend. We maintained our view that the company is a high quality franchise, well positioned to benefit from an improved macroeconomic backdrop.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Visa, a global leader in the provision of payment services. We feel confident the company will continue to benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also view the company favorably as it invests in multiple services and geographies, which we think provides several potential sources of growth. Finally, we feel the stock was trading, at the time of purchase, at attractive levels given its growth prospects.

We established a Fund position in DowDuPont, a company that engages in the development of specialty materials, chemicals and agricultural products. We believe the recently completed merger of the former companies, Dow Chemical and E.I. DuPont de Nemours and Company, present an attractive opportunity for the newly formed company to unlock operating synergies, decrease costs and deploy cash on high-return projects to potentially further improve profitability. Overall, we believe DowDuPont is well positioned to benefit from inflecting cyclical tailwinds across multiple business segments as it works to improve its operations and unlock efficiencies.

Conversely, in addition to the sale of Incyte, already mentioned, we exited the Fund’s position in enterprise software company Oracle. During the Reporting Period, Oracle announced solid earnings and revenues that exceeded market expectations. However, Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, Timothy M. Leahy no longer served as a portfolio manager for the Fund, and Sean Gallagher became a portfolio manager for the Fund. Steven M. Barry and Stephen E. Becker continue to serve as portfolio managers of the Fund.

Sean Gallagher then announced his retirement on July 17, 2018. Sean will continue to manage the Fund with Steven M. Barry and Stephen E. Becker until his retirement effective September 30, 2018.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s

PORTFOLIO RESULTS

allocations in financials, materials, real estate, energy, telecommunication services and utilities increased and its exposure to information technology, consumer discretionary and industrials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweighted positions relative to the Russell Index in the materials and information technology sectors and an underweighted position relative to the Russell Index in the financials sector. On the same date, the Fund was rather neutrally weighted to the Russell Index in consumer discretionary, health care, industrials, consumer staples, real estate, energy, telecommunication services and utilities.

FUND BASICS

Capital Growth Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Index[2]	Russell 1000® Growth Index[3]
Class A	22.01%	19.82%	27.23%
Class C	21.11	19.82	27.23
Institutional	22.50	19.82	27.23
Service	21.91	19.82	27.23
Investor	22.35	19.82	27.23
Class R	21.73	19.82	27.23
Class R6	22.53	19.82	27.23

April 17, 2018–August 31, 2018
Class P	7.04%	8.13%	11.43%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an index.

[3]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.15%	13.53%	9.29%	9.59%	4/20/90
Class C	17.70	13.95	9.09	6.29	8/15/97
Institutional	20.22	15.28	10.35	7.50	8/15/97
Service	19.61	14.70	9.80	6.97	8/15/97
Investor	20.06	15.10	10.19	8.93	11/30/07
Class P	N/A	N/A	N/A	0.72	4/17/18
Class R	19.42	14.52	9.64	8.39	11/30/07
Class R6	20.25	N/A	N/A	11.89	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.21%
Class C	1.89	1.96
Institutional	0.75	0.82
Service	1.25	1.32
Investor	0.89	0.96
Class P	0.74	0.81
Class R	1.39	1.46
Class R6	0.74	0.81

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.6%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.6	Software
Amazon.com, Inc.	3.2	Internet & Direct Marketing Retail
Facebook, Inc. Class A	1.6	Internet Software & Services
Visa, Inc. Class A	1.6	IT Services
Eli Lilly & Co.	1.5	Pharmaceuticals
Alphabet, Inc. Class C	1.5	Internet Software & Services
Alphabet, Inc. Class A	1.4	Internet Software & Services
DowDuPont, Inc.	1.3	Chemicals
The Home Depot, Inc.	1.2	Specialty Retail

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of August 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 1, 2008 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), and the Fund’s former benchmark, the Russell 1000 Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	22.01%	15.25%	10.59%	9.98%
Including sales charges	15.32%	13.95%	9.97%	9.77%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	21.11%	14.39%	9.77%	6.53%
Including contingent deferred sales charges	19.99%	14.39%	9.77%	6.53%

Institutional (Commenced August 15, 1997)	22.50%	15.71%	11.03%	7.75%

Service (Commenced August 15, 1997)	21.91%	15.13%	10.49%	7.22%

Investor (Commenced November 30, 2007)	22.35%	15.53%	10.88%	9.40%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	7.04%*

Class R (Commenced November 30, 2007)	21.73%	14.95%	10.32%	8.86%

Class R6 (Commenced July 31, 2015)	22.53%	N/A	N/A	13.41%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests under normal circumstances, at least 90% of its total assets measured at time of purchase in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds approximately 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Fundamental Equity U.S. Equity Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 23.68%, 22.74%, 24.13%, 23.94%, 23.37% and 24.09%, respectively. These returns compare to the 27.23% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 11.11%. This compares to the 11.43% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the consumer staples, real estate and information technology sectors detracted from the Fund’s relative results most during the Reporting Period. Having an overweight to real estate, which lagged the Russell Index during the Reporting Period, also hurt. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were materials, consumer discretionary and energy, wherein effective stock selection in each helped most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in biopharmaceutical company Incyte, tobacco company Philip Morris International and media and television broadcasting services provider Comcast.

Despite strong earnings announced at the end of October 2017, shares of Inctye experienced weakness during the remainder of the Reporting Period, as its near-term narrative was dominated by a then-upcoming data readout on the company’s melanoma drug. Indeed, its shares sold off early in April 2018 following the highly anticipated Phase III trial results for that melanoma drug. Following the poor trial results, Incyte announced it would halt the study given that its product failed to show any benefit in conjunction with another cancer immunotherapy drug. At the end of June 2018, the company reported an end to another one of its drugs, REACH1, after the drug reported a low response rate. Despite these setbacks, we believed at the end of the Reporting Period that its risk/reward profile was attractive given the company’s strong base business, deep pipeline and what we saw as its reasonable valuation.

PORTFOLIO RESULTS

In April 2018, the stock of Philip Morris International declined sharply following a disappointing quarterly earnings announcement. Its earnings per share beat market estimates, but its top line revenue was lower than market expectations, driven primarily by disappointing results in the company’s iQOS segment and in its organic sales. (iQOS is a relatively new type of electronic smokeless cigarette.) Later in the Reporting Period, the company raised its quarterly dividend by more than 6% and finished a study concluding its iQOS segment was meeting its primary objective. Despite the disappointing annual results, at the end of the Reporting Period, we continued to be positive on the company’s share in the iQOS market and believe the product’s healthier approach to tobacco usage may also grant it significant domestic market share. We also continued to feel the company provides best-in-class pricing, was attractively valued and pays an above-market dividend. We maintained our view that the company is a high quality franchise, well positioned to benefit from an improved macroeconomic backdrop.

Early in the Reporting Period, Comcast’s stock price declined, as the company’s video subscription count took a hit following Hurricane Harvey and ongoing cord-cutting trends. (Cord-cutting is the practice of canceling or forgoing a cable television subscription or landline telephone connection in favor of an alternative Internet-based or wireless service.) Uncertain merger and acquisition activity then began to weigh on its shares in the beginning of 2018. Initially, Comcast was reportedly considering competing with Disney’s bid for Fox Networks, but then it was announced Comcast would be attempting to purchase the British broadcaster, Sky Networks. Investors reacted negatively to this news, as Comcast’s competitor, Twenty-First Century Fox, was also attempting to acquire Sky Networks. Fears of a bidding war intensified, and its shares declined accordingly. Then, toward the end of April, Comcast announced quarterly results that were generally in line with market estimates, with one of the highlights being strength in its NBCU segment. However, at the same time, Comcast announced its official bid for Sky Networks. Following the earnings results and potential acquisition, its stock price fell, as investors continued to digest the potential deal implications. While we still like the stock and continued to hold it in our more diversified portfolios, we decided to exit the position in this Fund and reallocate to what we considered to be other high quality growth companies.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in athletic apparel, footwear, equipment and accessories company Nike, genetics company Illumina and technology hardware manufacturer Cisco Systems.

At the end of 2017, Nike’s stock rose as the company announced higher than market expectations for future earnings growth as well as an increase to its dividend. The company also announced earnings in June 2018 that were better than market expectations, driven by notable strength in its U.S. business, which in past quarters had shown weakness. At the end of the Reporting Period, we remained positive on the company’s continued focus on innovation and product development, which we believe is stronger than it has been in the recent past. In our view, Nike has a resilient business model, with diverse product offerings, global channels, market share gains and meaningful share buybacks. We continued to believe at the end of the Reporting Period that the company is a best-in-class franchise in a structurally healthy and growing category, and we were positive on the company’s long-term growth potential.

In the beginning of the Reporting Period, Illumina’s shares appreciated following an encouraging quarterly report in which revenue and management guidance exceeded market expectations. The strong results were driven by the strong performance of NovaSeq, Illumina’s genetic sequencing platform. Later in the Reporting Period, its stock spiked again following another earnings release in which the company reported both earnings per share and revenues well ahead of consensus estimates. Sustained strength in the NovaSeq product line was a primary driver of its performance. At the end of the Reporting Period, we continued to believe the company’s growth was at an inflection point, as NovaSeq, which is, in our view, cost and time effective for customers, is still in its early stages. We believed the company was well positioned as a leader in its industry to potentially capitalize on the NovaSeq product cycle with the benefit of strong and increasing secular demand for genetic sequencing.

We initiated a new Fund position in Cisco Systems early in the Reporting Period. Cisco Systems designs, manufactures and sells Internet Protocol-based networking products and services related to the communications and information technology industries. In May 2017, prior to the start of the Reporting Period, its shares had dropped sharply, as the company announced earnings better than market estimates on revenue and earnings per share but with guidance lower than

PORTFOLIO RESULTS

market expectations. Following the decline, we believed the company’s shares were attractively valued and took the opportunity to initiate a Fund position. Shares of Cisco Systems rose in November 2017, as the company reported earnings that were generally in line with market expectations but with earnings per share coming in slightly higher. Much of its outperformance, in our view, was due to continued market optimism about Cisco Systems’ solid execution and progress around many of its key strategic initiatives. Its stock also spiked in February 2018 when the company again reported strong quarterly earnings, beating market expectations on revenue and earnings per share. Its margins were also better than market expected, and its management gave higher future earnings guidance and announced a dividend increase. Its stock was strong again in August 2018, driven again by strong earnings for which the company beat market expectations and raised guidance. At the end of the Reporting Period, we were positive on the trajectory of the company, with its ongoing transition to a more recurring business model. We also continued to believe Cisco Systems is a high quality company, with what we consider to be its strong balance sheet, robust free cash flow and effective business model positioning it well moving forward. At the end of the Reporting Period, Cisco Systems was paying an above-average dividend and was utilizing much of its free cash flow for stock buybacks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Cisco Systems, mentioned earlier, we initiated a Fund position in Visa, a global leader in the provision of payment services. We feel confident the company will continue to benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also view the company favorably as it invests in multiple services and geographic regions, which we think may provide several potential sources of growth. Finally, we feel the stock was trading, at the time of purchase, at attractive levels given its growth prospects.

We established a Fund position in integrated circuit manufacturer Analog Devices. The company engages in the design and manufacturing of analog, mixed-signal and digital signal processing integrated circuits used in all types of electronic equipment. We feel the company has an attractive revenue growth and margin profile and has lagged the industry in recent years, presenting, in our view, an attractive buying opportunity.

Conversely, in addition to the sale of Comcast, already mentioned, we exited the Fund’s position in media and entertainment company Walt Disney Co. (“Disney”). While we continue to feel Disney has a strong brand name with good fundamentals and a commitment to share buybacks, we became less positive on the company moving forward given increasing competition and cord-cutting headwinds. We therefore decided to exit the position and allocate the capital to other ideas with what we considered to be more compelling risk/reward profiles.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, Timothy M. Leahy no longer served as a portfolio manager for the Fund. Steven M. Barry and Stephen E. Becker continue to serve as portfolio managers of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, health care and materials increased and its allocations to consumer discretionary, industrials, consumer staples, real estate and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweighted positions relative to the Russell Index in the health care, information technology and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer discretionary and financials. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples, materials and energy and had no positions at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	23.68%	27.23%
Class C	22.74	27.23
Institutional	24.13	27.23
Investor	23.94	27.23
Class R	23.37	27.23
Class R6	24.09	27.23

April 17, 2018–August 31, 2018
Class P	11.11%	11.43%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.81%	11.88%	7.98%	7.97%	9/3/02
Class C	17.28	12.30	7.79	7.54	9/3/02
Institutional	19.75	13.58	9.02	8.78	9/3/02
Investor	19.65	13.43	8.86	7.74	11/30/07
Class P	N/A	N/A	N/A	3.40	4/17/18
Class R	19.01	12.86	8.32	7.22	11/30/07
Class R6	19.71	N/A	N/A	10.76	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.41%
Class C	1.91	2.16
Institutional	0.80	1.02
Investor	0.91	1.16
Class P	0.79	1.01
Class R	1.41	1.66
Class R6	0.79	1.01

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	7.3%	Software
Amazon.com, Inc.	6.6	Internet & Direct Marketing Retail
Apple, Inc.	6.5	Technology Hardware, Storage & Peripherals
Visa, Inc. Class A	4.9	IT Services
Facebook, Inc. Class A	4.1	Internet Software & Services
Alphabet, Inc. Class A	4.1	Internet Software & Services
Eli Lilly & Co.	3.7	Pharmaceuticals
Honeywell International, Inc.	3.1	Industrial Conglomerates
Analog Devices, Inc.	3.0	Semiconductors & Semiconductor Equipment
NIKE, Inc. Class B	3.0	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	23.68%	14.03%	9.32%	8.75%
Including sales charges	16.85%	12.76%	8.70%	8.37%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	22.74%	13.17%	8.51%	7.93%
Including contingent deferred sales charges	21.58%	13.17%	8.51%	7.93%

Institutional (Commenced September 3, 2002)	24.13%	14.49%	9.75%	9.18%

Investor (Commenced November 30, 2007)	23.94%	14.33%	9.59%	8.34%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	11.11%*

Class R (Commenced November 30, 2007)	23.37%	13.75%	9.05%	7.81%

Class R6 (Commenced July 31, 2015)	24.09%	N/A	N/A	12.74%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective of long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Fund’s strategy relies on fundamental analysis that provides for bottom-up security selection. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Effective after the close of business on August 31, 2017, Goldman Sachs Flexible Cap Growth Fund was re-named Goldman Sachs Flexible Cap Fund, its principal strategy was changed, as reflected above, and its benchmark was changed to the S&P 500 Index. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 18.82%, 18.00%, 19.29%, 19.08%, 18.50% and 19.27%, respectively. These returns compare to the 19.66% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period. The Fund’s former benchmark, the Russell 3000® Growth Index (with dividends reinvested), returned 27.50% for the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 6.75%. This compares to the 8.01% cumulative total return of the S&P 500 Index during the same time period. The Fund’s former benchmark, the Russell 3000® Growth Index, returned 13.23% during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive double-digit absolute gains but underperformed the S&P 500 Index during the Reporting Period. Stock selection overall contributed positively, while sector allocation as a whole detracted from the Fund’s relative results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were energy, consumer staples and consumer discretionary, wherein stock selection proved challenging. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were financials, industrials and utilities. Effective stock selection drove results in the financials and industrials sectors, and sector positioning drove results in utilities.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in Internet subscription service for watching television shows and movies Netflix, biopharmaceutical company Incyte and e-commerce giant Amazon.com.

Having an underweight to Netflix, a new purchase for the Fund during the Reporting Period, led the strongly performing company to be a top detractor from the Fund’s relative performance during the Reporting Period. Early in the Reporting Period, shares of Netflix rallied following an earnings announcement in which it reported in-line earnings and revenues, with subscriber growth well ahead of consensus estimates. Its subscriber growth was driven by strength in both its domestic and international markets. The company also reported free cash flow that exceeded

PORTFOLIO RESULTS

consensus estimates, which was well received by the market, as the company continued to demonstrate strong execution. In the middle of the Reporting Period, its shares continued to rally with the help of an earnings report that beat market estimates, consisting of impressive subscriber growth and the announcement of videogame streaming on its platform. This release, as had been the case earlier in the Reporting Period, also featured healthy subscriber growth driven by strength in both domestic and international markets. At the end of the Reporting Period, we believed Netflix’s investment in content had been instrumental to its ongoing growth. Overall, we remained positive on Netflix as the market leader within the movie streaming space, offering a convenient way to consume content without the burden of ownership. We also believed the introduction of gaming illustrates the company’s ability to disrupt the global media industry and expand the universe in which it competes. Lastly, we believed the company was well positioned to continue capturing subscriber growth globally. Thus, at the end of the Reporting Period, we were monitoring position sizing to seek a more favorable risk/reward balance for the Fund.

Despite strong earnings announced at the end of October 2017, shares of Inctye experienced weakness during the remainder of the Reporting Period, as its near-term narrative was dominated by a then-upcoming data readout on the company’s melanoma drug. Indeed, its shares sold off early in April 2018 following the highly anticipated Phase III trial results for that melanoma drug. Following the poor trial results, Incyte announced it would halt the study given its product failed to show any benefit in conjunction with another cancer immunotherapy drug. At the end of June 2018, the company reported an end to another one of its drugs, REACH1, after the drug reported a low response rate. We decided to exit the position and reallocate capital to what we viewed as other high quality companies.

A relative underweight to the strongly performing Amazon.com led this position to significantly detract from the Fund’s relative performance during the Reporting Period. Strong quarterly results throughout the Reporting Period propelled shares of Amazon.com rather consistently higher. More specifically, the company beat market expectations on earnings per share in all four earnings reports announced during the Reporting Period and beat market expectation on revenue in three of the four. With each release, solid growth in Amazon Web Services continually reinforced market participants’ confidence in the company’s cloud segment. The steady appreciation in Amazon.com’s stock price persisted even through spans of broader market volatility in February 2018. Overall, at the end of the Reporting Period, we remained positive on the company, as it continued to outpace competitors. We also favored its positioning as an innovative growth company, capable, in our view, of disrupting multiple industries. We believed, at the end of the Reporting Period, Amazon.com was poised to benefit from its scale, investment and competitive advantages. Thus, at the end of the Reporting Period, we were monitoring position sizing to seek a more favorable risk/reward balance for the Fund.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the S&P 500 Index were positions in diversified conglomerate General Electric and off-price retailers Burlington Stores and Ross Stores.

General Electric was a top contributor to the Fund’s relative results because the Fund had an underweighted position in the company and the company performed poorly. General Electric, a new purchase for the Fund during the Reporting Period, announced earnings in October 2017 that missed market estimates on earnings per share, driven by weakness in its power and oil and gas segments. The company also cut its 2017 guidance, which caused the stock to decline. Its stock fell further in November 2017 as new restructuring and financial tightening goals were announced. General Electric reduced its dividend by 50% and announced plans to focus on its core businesses of aviation, health care and power by selling or spinning off approximately $20 billion worth of assets. The company also announced intentions of changing the corporate culture to focus more on profitability, cash flow and execution. While we continued to believe the company was an attractively valued, high quality business, we felt its risk/reward prospects had shifted and decided to exit the position. We believed the potential near-term volatility of the company’s shares outweighed the longer-term reward, and it had minimal catalysts in the near term and a challenging turnaround ahead. Additionally, General Electric, in our opinion, is likely to be less of a beneficiary from tax reform than other companies, as it already had a low effective tax rate. For all these reasons, we decided to eliminate the position and allocate the capital elsewhere.

A new purchase for the Fund during the Reporting Period, Burlington Stores’ stock performance accelerated late in 2017 when the company reported third quarter earnings that had stronger than market expected comparable same-store sales, high single-digit sales and solid adjusted earnings

PORTFOLIO RESULTS

before interest, taxes, depreciation and amortization (“EBITDA”). The company again reported earnings in May 2018 that were better than market estimates on earnings per share and revenue, which caused its stock to jump. Despite challenges to traditional retailers, the off-price space exhibited healthy momentum and increased demand, especially during the holiday season. Specific to Burlington Stores, we believe the company was able to enhance product assortments, including underdeveloped categories, such as home and baby, and shielded against e-commerce cannibalization by virtue of store experience, competitive pricing and faster supply chain.

Similarly, off-price retailer Ross Stores was a top contributor to the Fund’s results during the Reporting Period. Late in 2017, the company reported earnings per share that beat market expectations, driven by strong same-store sales, and its share price rose accordingly. The company also raised guidance, and positive trends in merchandise margins and store traffic provided an additional boost to investor sentiment. Since then, Ross Stores strung together a few more successive quarters of revenue results that exceeded market forecasts. Importantly, the company was also able to maintain a better than market expected same-store growth profile. Given its profile, at the end of the Reporting Period, we believed Ross Stores was well positioned within its industry and ascribed it relative insulation from Amazon.com-related pressures. We also thought its valuation remained attractive for what we see as a high quality company. Overall, we remained encouraged at the end of the Reporting Period by what we viewed as Ross Stores’ consistent sales and earnings growth over time, strong free cash flows and demonstrated track record of returning capital to shareholders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases mentioned earlier, we initiated a Fund position in Berkshire Hathaway, a multinational conglomerate holding company. We purchased the stock due to the company’s collection of high quality businesses and its management team’s demonstrated track record of successful capital allocation. Additionally, we are constructive on the company’s strong balance sheet, which provides, in our view, the ability to deploy excess cash toward value-enhancing acquisitions.

We established a Fund position in financial services and banking institution JPMorgan Chase, an addition attributed primarily to the Fund’s benchmark change to the S&P 500 Index. We are positive on the company’s ability to grow loans and gain market share. We are also encouraged by its management’s focus on utilizing technology to reduce costs and improve efficiency across business lines. Overall, we are positive on the company’s business outlook, and, at the time of purchase, we found the stock compelling from a risk/reward perspective.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in McDonald’s. Following an extended span of strong performance, the company reported disappointing earnings early in 2018 in which it cited cost pressures as a key headwind. While we continue to believe McDonald’s is a high quality growth company, we decided to eliminate the position in favor of names in the industry with what we considered more attractive risk/reward profiles.

We sold the Fund’s position in enterprise software company Oracle. During the Reporting Period, Oracle announced solid earnings and revenues that exceeded market expectations. However, Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective after the close of business on August 31, 2017, Silverio Foresi became a portfolio manager for the Fund. Steven M. Barry continues to serve as a portfolio manager of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights

PORTFOLIO RESULTS

are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, financials, energy, telecommunication services and utilities increased and its allocations to information technology, health care, consumer discretionary, industrials and real estate decreased relative to the S&P 500 Index. The Fund’s position in cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund was rather neutrally weighted to all 11 sectors in the S&P 500 Index.

FUND BASICS

Flexible Cap Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Russell 3000® Growth Index[3]
Class A	18.82%	19.66%	27.50%
Class C	18.00	19.66	27.50
Institutional	19.29	19.66	27.50
Investor	19.08	19.66	27.50
Class R	18.50	19.66	27.50
Class R6	19.27	19.66	27.50

April 17, 2018–August 31, 2018
Class P	6.75%	8.01%	13.23%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The unmanaged Russell 3000® Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Five Years	10 Years	Since Inception	Inception Date
Class A	9.56%	13.02%	9.52%	9.80%	1/31/08
Class C	13.90	13.44	9.34	9.59	1/31/08
Institutional	16.38	14.75	10.58	10.84	1/31/08
Investor	16.21	14.59	10.42	10.68	1/31/08
Class P	N/A	N/A	N/A	0.16	4/17/18
Class R	15.68	14.03	9.88	10.14	1/31/08
Class R6	16.36	N/A	N/A	9.99	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	2.56%
Class C	1.70	3.31
Institutional	0.59	2.17
Investor	0.70	2.31
Class P	0.58	2.16
Class R	1.20	2.81
Class R6	0.58	2.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.9%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.8	Software
Amazon.com, Inc.	3.3	Internet & Direct Marketing Retail
Berkshire Hathaway, Inc. Class B	2.0	Diversified Financial Services
JPMorgan Chase & Co.	2.0	Banks
Facebook, Inc. Class A	1.7	Internet Software & Services
Bank of America Corp.	1.6	Banks
Pfizer, Inc.	1.5	Pharmaceuticals
Alphabet, Inc. Class C	1.5	Internet Software & Services
Alphabet, Inc. Class A	1.5	Internet Software & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of August 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 1, 2008 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s current benchmark, the S&P 500® Index (with dividends reinvested), and the Fund’s former benchmark, the Russell 3000 Growth Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Investor, Class P, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	18.82%	14.68%	10.85%	10.88%
Including sales charges	12.29%	13.38%	10.23%	10.29%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	18.00%	13.82%	10.05%	10.08%
Including contingent deferred sales charges	16.82%	13.82%	10.05%	10.08%

Institutional (Commenced January 31, 2008)	19.29%	15.13%	11.31%	11.34%

Investor (Commenced January 31, 2008)	19.08%	14.97%	11.14%	11.17%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	6.75%*

Class R (Commenced January 31, 2008)	18.50%	14.41%	10.60%	10.63%

Class R6 (Commenced July 31, 2015)	19.27%	N/A	N/A	11.72%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 90% of its total assets in equity investments with a primary focus on mid-cap companies. Since the Fund’s inception, the Goldman Sachs Fundamental Equity U.S. Equity Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 19.37%, 18.52%, 19.78%, 19.21%, 19.64%, 19.06% and 19.80%, respectively. These returns compare to the 25.06% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 5.50%. This compares to the 9.45% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the consumer discretionary, industrials and information technology sectors. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were materials and consumer staples, wherein effective stock selection drove results. Having no exposure to telecommunication services, which was the second-weakest sector in the Russell Index during the Reporting Period, also buoyed relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in branded online travel services provider Expedia Group, kitchen equipment manufacturer Middleby and telecommunication services company Altice USA.

In late October 2017, shares of Expedia Group came under pressure following a disappointing earnings release in which the company missed market expectations for both earnings and revenues while also lowering its full-year earnings guidance. The weaker than market expected results were explained by the company to be, in part, driven by soft bookings caused by the fall 2017 hurricanes. Lower than expected cash flows from its metasearch business Trivago also drew investor concern. Expedia’s share price declined again in early 2018 following another disappointing earnings release. While the company reported strong booked room nights growth, investors reacted negatively to earnings well below market estimates. While we still believed Expedia Group has good long-term growth prospects, we grew less

PORTFOLIO RESULTS

positive on the company moving forward and decided to exit the position.

In the late fall of 2017, shares of Middleby came under pressure amid a challenged commercial food service industry. Moving into the new calendar year, Middleby’s stock declined sharply in February 2018 and again in May 2018 following disappointing earnings releases. In each, the company reported sustained organic growth weakness, the effects of which were exacerbated by higher than consensus expected operating expenses related to recent acquisitions. These developments led us to review our initial investment thesis and ultimately exit the Fund’s position after the company’s May 2018 release, as our confidence in the company’s ability to execute eroded.

Altice USA provides cable and fiber infrastructure for broadband communications. In November 2017, the company reported solid earnings. However, its stock traded down, largely driven, in our view, by its association with its French parent company, which owns approximately 70% of Altice USA. The parent company’s shares declined sharply during November 2017, as it reported third quarter 2017 results less than market expectations and provided a weaker outlook. Later in the Reporting Period, we decided to exit the position, as we felt the risk/reward profile of the company had become less compelling.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in genetics company Illumina, discount retailer Five Below and web hosting service company GoDaddy.

In the beginning of the Reporting Period, Illumina’s shares appreciated following an encouraging quarterly report in which revenue and management guidance exceeded market expectations. The strong results were driven by the strong performance of NovaSeq, Illumina’s genetic sequencing platform. Later in the Reporting Period, its stock spiked again following another earnings release in which the company reported both earnings per share and revenues well ahead of consensus estimates. Sustained strength in the NovaSeq product line was a primary driver of its performance. At the end of the Reporting Period, we continued to believe the company’s growth was at an inflection point, as NovaSeq, which is, in our view, cost and time effective for customers, is still in its early stages. We believed the company was well positioned as a leader in its industry to potentially capitalize on the NovaSeq product cycle with the benefit of strong and increasing secular demand for genetic sequencing.

Shares of Five Below spiked early in the summer of 2018 following an earnings release in which the company reported both earnings and revenue growth that exceeded investor expectations. In addition to its operating strength, the company announced progress on its plan to grow to 2,500+ stores, up from about 650 at the time. We were encouraged by the results and remained positive on Five Below at the end of the Reporting Period, as we believed it is relatively insulated from e-commerce pressures given the significantly discounted price of its merchandise.

Early in 2018, GoDaddy reported strong fourth quarter 2017 results and gave what the market generally saw as impressive guidance for both the then-upcoming quarter and 2018 as a whole. Continued customer engagement and expansion of its product portfolio drove organic revenue growth that exceeded investor expectations. Its stock price continued to climb higher as the Reporting Period progressed, as strong organic growth led to further quarters in which the company beat investor expectations while also raising guidance. At the end of the Reporting Period, we continued to believe GoDaddy is a high quality company that has consistently executed and been able to deliver durable earnings growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We re-initiated a Fund position in financial services technology company Fidelity National Information Services, having sold the Fund’s position in the company during the prior Reporting Period. The company focuses on retail and institutional banking, payments, asset and wealth management, risk and compliance, consulting and outsourcing solutions. We are positive on the company’s strong earnings and cash flow growth potential and believe a recent pull-back in its stock presented a renewed favorable risk/reward opportunity going forward. We further believe the company may be a beneficiary of tax reform, as it is focused on returning capital to shareholders through stock buybacks.

We established a Fund position in off-price grocer Dollar General. We view the company favorably, as it has shown an ability to consistently grow sales, and its very low ticket

PORTFOLIO RESULTS

averages and more frequent trip shopping style has left it relatively insulated from e-commerce pressures. We also believe its business model is positioned to benefit in both a healthy market environment and provide some protection in an economic downturn. Overall, we feel Dollar General is a high quality growth company that was trading at an attractive valuation at the time of purchase given its risk/reward profile.

Conversely, as mentioned earlier, we sold the Fund’s positions in Middleby and Expedia Group during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and consumer staples increased and its allocations to information technology, industrials and financials decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweighted positions relative to the Russell Index in the health care, consumer staples and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology and materials. The Fund was rather neutrally weighted to the Index in consumer discretionary, real estate and energy and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	19.37%	25.06%
Class C	18.52	25.06
Institutional	19.78	25.06
Service	19.21	25.06
Investor	19.64	25.06
Class R	19.06	25.06
Class R6	19.80	25.06

April 17, 2018–August 31, 2018
Class P	5.50%	9.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.40%	9.41%	8.75%	10.44%	5/24/99
Class C	12.71	9.83	8.56	9.95	5/24/99
Institutional	15.10	11.07	9.80	11.20	5/24/99
Service	14.58	10.51	9.25	10.65	5/24/99
Investor	15.04	10.94	9.65	8.85	11/30/07
Class P	N/A	N/A	N/A	-1.48	4/17/18
Class R	14.44	10.39	9.11	8.32	11/30/07
Class R6	15.09	N/A	N/A	7.60	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.35%
Class C	2.04	2.10
Institutional	0.95	0.96
Service	1.45	1.46
Investor	1.04	1.10
Class P	0.94	0.95
Class R	1.54	1.60
Class R6	0.94	0.95

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Dunkin’ Brands Group, Inc.	2.8%	Hotels, Restaurants & Leisure
Amphenol Corp. Class A	2.7	Electronic Equipment, Instruments & Components
Black Knight, Inc.	2.6	IT Services
Global Payments, Inc.	2.4	IT Services
Fiserv, Inc.	2.4	IT Services
Bright Horizons Family Solutions, Inc.	2.0	Diversified Consumer Services
Ross Stores, Inc.	2.0	Specialty Retail
Fidelity National Information Services, Inc.	1.9	IT Services
Dollar General Corp.	1.9	Multiline Retail
Illumina, Inc.	1.9	Life Sciences Tools & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	19.37%	11.06%	10.09%	11.06%
Including sales charges	12.78%	9.81%	9.47%	10.74%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.52%	10.24%	9.27%	10.24%
Including contingent deferred sales charges	17.34%	10.24%	9.27%	10.24%

Institutional (Commenced May 24, 1999)	19.78%	11.47%	10.52%	11.49%

Service (Commenced May 24, 1999)	19.21%	10.92%	9.97%	10.94%

Investor (Commenced November 30, 2007)	19.64%	11.33%	10.37%	9.40%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	5.50%*

Class R (Commenced November 30, 2007)	19.06%	10.77%	9.82%	8.86%

Class R6 (Commenced July 31, 2015)	19.80%	N/A	N/A	9.59%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $30 million to $60 billion. Since the Fund’s inception, the Goldman Sachs Fundamental Equity U.S. Equity Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 25.22%, 24.30%, 25.69%, 25.12%, 25.57%, 24.92% and 25.68%, respectively. These returns compare to the 30.18% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 8.60%. This compares to the 11.80% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust positive double-digit absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from relative results most during the Reporting Period were health care, industrials and information technology, wherein stock selection was challenging. Effective stock selection in the consumer discretionary, consumer staples and real estate sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to real estate, among the weakest sectors in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in oncology-focused biopharmaceutical company TESARO, medical device company Nevro and kitchen equipment manufacturer Middleby.

TESARO engages in the research and development of biopharmaceutical products. Its share price declined sharply in November 2017 in response to increased competition for its poly ADP ribose polymerase (“PARP”), an enzyme, inhibitor product. During the Reporting Period, its competitor received surprising approval from the Food and Drug Administration (“FDA”) for a similar product. Its stock remained under pressure for much of the Reporting Period, as ongoing concerns around operating expenses and sales growth of its key product, Zeyjula, weighed on it. We decided to exit the position and reallocate the capital to what we believed were other high quality growth companies.

In November 2017, Nevro reported third quarter 2017 results that were ahead of market expectations. However, the company’s fourth quarter 2017 revenue outlook was below market estimates, causing its shares to weaken. Its stock also fell in May 2018 following its earnings release in which both

PORTFOLIO RESULTS

top line revenue and earnings per share came in weaker than market expectations. Then, in July 2018, negative rulings were announced relating to the company’s ongoing patent litigation with Boston Scientific. The court gave a preliminary ruling that several of Nevro’s patents were invalid. While the company plans to appeal the decision, we decided to exit the position, as this ruling could potentially alter the company’s growth outlook.

In the late fall of 2017, shares of Middleby came under pressure amid a challenged commercial food service industry. Moving into 2018, Middleby’s stock declined sharply in February 2018 and again in May 2018 following disappointing earnings releases. In each, the company reported sustained organic growth weakness, the effects of which were exacerbated by higher than consensus expected operating expenses related to recent acquisitions. These developments led us to review our initial investment thesis and ultimately exit the Fund’s position after the company’s May 2018 release, as our confidence in the company’s ability to execute eroded.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in medical device company ABIOMED, discount retailer Five Below and web hosting service company GoDaddy.

ABIOMED engages in the research, development and sale of medical devices to assist or replace the pumping function of the failing heart. Its shares rallied early in the Reporting Period following strong quarterly results in which it meaningfully accelerated revenue growth, driven by strength across multiple geographies. Its shares rallied again following a positive earnings release in April 2018 in which revenues were up significantly from the prior year. It was also announced later in the second calendar quarter that ABIOMED would be added to the S&P 500 Index, illustrating its sustained competitive position within the market. At the end of the Reporting Period, we remained positive on the company, as we believe its differentiated technology in the heart pump market positions it well, as hospital purchasing is shifting to devices that improve patient outcome and reduce hospital stays. Additionally, we believe the company is likely to benefit from its dominant competitive position in a market that is still in the early innings of penetration.

Shares of Five Below spiked early in the summer of 2018 following an earnings release in which the company reported both earnings and revenue growth that exceeded investor expectations. In addition to its operating strength, the company announced progress on its plan to grow to 2,500+ stores, up from about 650 at the time. We were encouraged by the results and remained positive on Five Below at the end of the Reporting Period, as we believed it is relatively insulated from e-commerce pressures given the significantly discounted price of its merchandise.

Early in 2018, GoDaddy reported strong fourth quarter 2017 results and gave what the market generally saw as impressive guidance for both the then-upcoming quarter and 2018 as a whole. Continued customer engagement and expansion of its product portfolio drove organic revenue growth that exceeded investor expectations. Its stock price continued to climb higher as the Reporting Period progressed, as strong organic growth led to further quarters in which the company beat investor expectations while also raising guidance. At the end of the Reporting Period, we continued to believe GoDaddy is a high quality company that has consistently executed and been able to deliver durable earnings growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Teleflex. The company provides medical technology products that enable health care providers to improve patient outcomes and enhance patient and provider safety. We are positive on the company, as medical purchasing trends continue to shift toward improved patient outcomes and reduced hospital stays. We believe the company’s deep product pipeline positions it well for growth, as it continues to invest in key disease markets. Overall, we view Teleflex as a high quality growth company with strong cash flows and an opportunity to expand margins as it works to benefit from these secular growth themes.

We established a Fund position in McCormick & Company. McCormick & Company engages in the manufacturing, marketing and distribution of spices, seasoning mixes, condiments and other flavorful products. We believe McCormick & Company is a high quality company, whose operating category is relatively insulated from some of the pressures being faced by other companies in the consumer

PORTFOLIO RESULTS

staples sector, such as cost and freight inflation. We are also positive on the company’s recent acquisition of Reckitt Benckiser, which has seen integration efforts track better than the market expected. Overall, we feel the company has an attractive risk/reward profile amongst a more challenged consumer staples sector.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in digital printing company Electronics for Imaging. At the end of October 2017, the company announced results that were lower than market estimates on both earnings per share and revenue and also cut fourth quarter 2017 guidance, causing its stock to decline sharply. While we believe the company could potentially benefit from favorable secular trends as analog continues to shift toward digital printing, we felt recent management missteps set up a less favorable risk/reward profile, and we therefore decided to sell the position and allocate capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective July 17, 2018, Steven M. Barry no longer had portfolio management responsibilities for the Fund and is focusing instead on the U.S. equity business, primarily large and mid cap strategies. Daniel Zimmerman and Michael DeSantis, co-portfolio managers, continue to manage the Fund as they have since 2014 and 2017, respectively.

Steven remains the chief investment officer of Fundamental Equity globally, overseeing more than $68 billion in assets under supervision as of June 30, 2018. He has been in this role since 2009 and with the firm for more than 19 years.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, consumer discretionary and consumer staples increased and its allocations to health care, and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweighted positions relative to the Russell Index in the information technology and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, industrials, real estate and materials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, energy and consumer staples and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	25.22%	30.18%
Class C	24.30	30.18
Institutional	25.69	30.18
Service	25.12	30.18
Investor	25.57	30.18
Class R	24.92	30.18
Class R6	25.68	30.18

April 17, 2018–August 31, 2018
Class P	8.60%	11.80%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.22%	10.64%	10.40%	10.33%	6/30/05
Class C	16.77	11.06	10.19	9.95	6/30/05
Institutional	19.23	12.33	11.46	11.21	6/30/05
Service	18.59	11.76	10.90	10.65	6/30/05
Investor	19.04	12.17	11.30	10.21	11/30/07
Class P	N/A	N/A	N/A	1.23	4/17/18
Class R	18.48	11.62	10.76	9.67	11/30/07
Class R6	19.22	N/A	N/A	7.48	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.27%	1.30%
Class C	2.02	2.05
Institutional	0.91	0.91
Service	1.41	1.41
Investor	1.02	1.05
Class P	0.90	0.90
Class R	1.52	1.55
Class R6	0.90	0.90

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Dunkin’ Brands Group, Inc.	2.8%	Hotels, Restaurants & Leisure
Black Knight, Inc.	2.7	IT Services
GoDaddy, Inc. Class A	2.2	Internet Software & Services
Teleflex, Inc.	2.2	Health Care Equipment & Supplies
John Bean Technologies Corp.	2.1	Machinery
Bright Horizons Family Solutions, Inc.	1.9	Diversified Consumer Services
Lazard Ltd. Class A	1.9	Capital Markets
Global Payments, Inc.	1.8	IT Services
Vail Resorts, Inc.	1.7	Hotels, Restaurants & Leisure
Burlington Stores, Inc.	1.7	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	25.22%	12.46%	11.87%	11.25%
Including sales charges	18.33%	11.20%	11.25%	10.77%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	24.30%	11.62%	11.04%	10.39%
Including contingent deferred sales charges	23.14%	11.62%	11.04%	10.39%

Institutional (Commenced June 30, 2005)	25.69%	12.89%	12.31%	11.66%

Service (Commenced June 30, 2005)	25.12%	12.33%	11.75%	11.10%

Investor (Commenced November 30, 2007)	25.57%	12.75%	12.16%	10.76%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	8.60%*

Class R (Commenced November 30, 2007)	24.92%	12.18%	11.60%	10.21%

Class R6 (Commenced July 31, 2015)	25.68%	N/A	N/A	9.52%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund invests, under normal circumstances, in approximately 50 to 70 companies that are considered by the Investment Adviser to be positioned for long-term growth. Since the Fund’s inception, the Goldman Sachs Fundamental Equity U.S. Equity Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 25.59%, 24.61%, 26.11%, 25.48%, 25.90%, 25.29% and 26.15%, respectively. These returns compare to the 27.23% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 10.13%. This compares to the 11.43% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit absolute gains, but sector allocation as a whole detracted modestly from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection overall contributed positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer staples and real estate detracted from the Fund’s relative results most during the Reporting Period. Having an overweighted allocation to health care, which lagged the Russell Index during the Reporting Period, also dampened the Fund’s relative performance. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were energy, materials and consumer discretionary, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks detracting most from the Fund’s results relative to the Russell Index were biopharmaceutical company Incyte, tobacco company Philip Morris International and media and television broadcasting services provider Comcast.

Despite strong earnings announced at the end of October 2017, shares of Inctye experienced weakness during the remainder of the Reporting Period, as its near-term narrative was dominated by a then-upcoming data readout on the company’s melanoma drug. Indeed, its shares sold off early in April 2018 following the highly anticipated Phase III trial results for that melanoma drug. Following the poor trial results, Incyte announced it would halt the study given that its product failed to show any benefit in conjunction with another cancer immunotherapy drug. At the end of June 2018, the company reported an end to another one of its drugs, REACH1, after the drug reported a low response rate. Despite these setbacks, we believed at the end of the Reporting Period that Incyte’s risk/reward profile was attractive given what we see as the company’s strong base business, deep pipeline and reasonable valuation.

In April 2018, the stock of Philip Morris International declined sharply following a disappointing quarterly earnings announcement. Its earnings per share beat market estimates,

PORTFOLIO RESULTS

but its top line revenue was lower than market expectations, driven primarily by disappointing results in the company’s iQOS segment and in its organic sales. (iQOS is a relatively new type of electronic smokeless cigarette.) Later in the Reporting Period, the company raised its quarterly dividend by more than 6% and finished a study concluding its iQOS segment was meeting its primary objective. Despite the disappointing annual results, at the end of the Reporting Period, we continued to be positive on the company’s share in the iQOS market and believe the product’s healthier approach to tobacco usage may also grant it significant domestic market share. We also continued to feel the company provides best-in-class pricing, was attractively valued and pays an above-market dividend. We maintained our view that the company is a high quality franchise, well positioned to benefit from an improved macroeconomic backdrop.

Early in the Reporting Period, Comcast’s stock price declined, as the company’s video subscription count took a hit following Hurricane Harvey and ongoing cord-cutting trends. (Cord-cutting is the practice of canceling or forgoing a cable television subscription or landline telephone connection in favor of an alternative Internet-based or wireless service.) Uncertain merger and acquisition activity then began to weigh on its shares in the beginning of 2018. Initially, Comcast was reportedly considering competing with Disney’s bid for Fox Networks, but then it was announced Comcast would be attempting to purchase the British broadcaster, Sky Networks. Investors reacted negatively to this news, as Comcast’s competitor, Twenty-First Century Fox, was also attempting to acquire Sky Networks. Fears of a bidding war intensified, and its shares declined accordingly. Then, toward the end of April, Comcast announced quarterly results that were generally in line with market estimates, with one of the highlights being strength in its NBCU segment. However, at the same time, Comcast announced its official bid for Sky Networks. Following the earnings results and potential acquisition, its stock price fell, as investors continued to digest the potential deal implications. At the end of the Reporting Period, we were closely monitoring the situation. However, despite the volatility around the potential acquisition, we believed Comcast is a leading media company that provides on-demand content, innovates well on channel mediums and outperforms in cable despite cord-cutting trends and satellite expansion. We were also positive on Comcast’s diversification across its content and distribution channels.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in payments company MasterCard, genetics company Illumina and athletic apparel, footwear, equipment and accessories company Nike.

MasterCard’s earnings announcements throughout the Reporting Period consistently beat market estimates on both revenue and earnings per share, driven by higher processed transactions and an increase in gross dollar volume. Its stock also benefited from strong performance across the information technology sector broadly and payment companies more specifically during the Reporting Period. At the end of the Reporting Period, we remained optimistic on the company’s ability to grow its core payments business through new client wins and to further differentiate itself by expanding to new growth areas, such as consumer credit and peer-to-peer lending. We also were positive both on the company’s plans to accelerate investments, driven by the savings from recent tax reform and on what we see as MasterCard’s strong operating trends, which we believe position it well relative to competitors.

In the beginning of the Reporting Period, Illumina’s shares appreciated following an encouraging quarterly report in which revenue and management guidance exceeded market expectations. The strong results were driven by the strong performance of NovaSeq, Illumina’s genetic sequencing platform. Later in the Reporting Period, its stock spiked again following another earnings release in which the company reported both earnings per share and revenues well ahead of consensus estimates. Sustained strength in the NovaSeq product line was a primary driver of its performance. At the end of the Reporting Period, we continued to believe the company’s growth was at an inflection point, as NovaSeq, which is, in our view, cost and time effective for customers, is still in its early stages. We believed the company was well positioned as a leader in its industry to potentially capitalize on the NovaSeq product cycle with the benefit of strong and increasing secular demand for genetic sequencing.

At the end of 2017, Nike’s stock rose as the company announced higher than market expectations for future earnings growth as well as an increase to its dividend. The company also announced earnings in June 2018 that were better than market expectations, driven by notable strength in its U.S. business, which in past quarters had shown weakness. At the end of the Reporting Period, we remained

PORTFOLIO RESULTS

positive on the company’s continued focus on innovation and product development, which we believe is stronger than it has been in the recent past. In our view, Nike has a resilient business model, with diverse product offerings, global channels, market share gains and meaningful share buybacks. We continued to believe at the end of the Reporting Period that the company is a best-in-class franchise in a structurally healthy and growing category, and we were positive on the company’s long-term growth potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Visa, a global leader in the provision of payment services. We feel confident the company will continue to benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also view the company favorably as it may invest in multiple services and geographic regions, which we think provides several potential sources of growth. Finally, we feel the stock was trading, at the time of purchase, at attractive levels given its growth prospects.

We established a Fund position in integrated circuit manufacturer Analog Devices. The company engages in the design and manufacturing of analog, mixed-signal and digital signal processing integrated circuits used in all types of electronic equipment. We feel the company has an attractive revenue growth and margin profile and has lagged the industry in recent years, presenting, in our view, an attractive buying opportunity.

Conversely, we exited the Fund’s position in media and entertainment company Walt Disney Co. (“Disney”). While we continue to feel Disney has a strong brand name with good fundamentals and a commitment to share buybacks, we became less positive on the company moving forward given increasing competition and cord-cutting headwinds. We therefore decided to exit the position and allocate the capital to other ideas with what we considered to be more compelling risk/reward profiles.

We sold the Fund’s position in enterprise software company Oracle. During the Reporting Period, Oracle announced solid earnings and revenues that exceeded market expectations. However, Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, Timothy M. Leahy no longer served as a portfolio manager for the Fund. Steven M. Barry and Stephen E. Becker continue to serve as portfolio managers of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and materials increased and its allocations to consumer discretionary, consumer staples, financials and real estate decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had an overweighted allocation relative to the Russell Index in health care and underweighted positions compared to the Russell Index in financials and industrials. The Fund was rather neutrally weighted in the remaining sectors of the Russell Index, with the exceptions of telecommunication services and utilities where the Fund had no positions at all at the end of the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	25.59%	27.23%
Class C	24.61	27.23
Institutional	26.11	27.23
Service	25.48	27.23
Investor	25.90	27.23
Class R	25.29	27.23
Class R6	26.15	27.23

April 17, 2018–August 31, 2018
Class P	10.13%	11.43%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.12%	14.00%	9.21%	4.85%	5/24/99
Class C	19.73	14.44	9.02	4.39	5/24/99
Institutional	22.41	15.76	10.28	5.58	5/24/99
Service	21.74	15.17	9.74	5.14	5/24/99
Investor	22.27	15.59	N/A	15.48	1/6/09
Class P	N/A	N/A	N/A	2.44	4/17/18
Class R	21.68	15.04	N/A	14.97	1/6/09
Class R6	22.45	N/A	N/A	12.62	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.25%
Class C	1.89	2.00
Institutional	0.75	0.86
Service	1.25	1.36
Investor	0.89	1.00
Class P	0.74	0.85
Class R	1.39	1.50
Class R6	0.74	0.85

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.6	Software
Amazon.com, Inc.	6.5	Internet & Direct Marketing Retail
Facebook, Inc. Class A	3.4	Internet Software & Services
Alphabet, Inc. Class A	3.3	Internet Software & Services
Visa, Inc. Class A	2.8	IT Services
Alphabet, Inc. Class C	2.4	Internet Software & Services
Mastercard, Inc. Class A	1.9	IT Services
NIKE, Inc. Class B	1.8	Textiles, Apparel & Luxury Goods
salesforce.com, Inc.	1.8	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	25.59%	15.91%	10.51%	5.51%
Including sales charges	18.70%	14.60%	9.89%	5.20%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	24.61%	15.03%	9.67%	4.73%
Including contingent deferred sales charges	23.36%	15.03%	9.67%	4.73%

Institutional (Commenced May 24, 1999)	26.11%	16.38%	10.95%	5.93%

Service (Commenced May 24, 1999)	25.48%	15.78%	10.40%	5.48%

Investor (Commenced January 6, 2009)	25.90%	16.19%	N/A	16.05%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	10.13%*

Class R (Commenced January 6, 2009)	25.29%	15.63%	N/A	15.53%

Class R6 (Commenced July 31, 2015)	26.15%	N/A	N/A	14.54%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Effective July 2, 2018, the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) benchmark index was changed from the S&P North American Technology Sector Index to the NASDAQ Composite Total Return Index. The Investment Adviser believes that the NASDAQ Composite Total Return Index is a more appropriate index against which to measure performance in light of the Fund’s investment strategy. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of 30.46%, 29.49%, 30.95%, 30.28% and 30.76%, respectively. These returns compare to the 27.45% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period. The Fund’s former benchmark, the S&P North American Technology Sector Index, returned 38.12% during the same period.

The Fund’s Class R6 Shares generated a cumulative total return of 22.73% since their inception on December 29, 2017 through August 31, 2018. This compares to the 18.31% cumulative total return of the NASDAQ Composite during the same time period. The Fund’s former benchmark, the S&P North American Technology Sector Index, returned 25.54% for the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 10.64%. This compares to the 11.85% cumulative total return of the NASDAQ Composite during the same time period. The Fund’s former benchmark, the S&P North American Technology Sector Index, returned 13.03% for the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit absolute gains that outperformed the NASDAQ Composite on a relative basis during the Reporting Period due to a combination of sector allocation and stock selection overall.

Q	Which equity market sectors most significantly affected Fund performance?

A

As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, effective stock selection in consumer discretionary and health care contributed positively to the Fund’s relative results. Having an underweight to health care and having no exposure to consumer staples, each of which underperformed the NASDAQ Composite during the Reporting Period, also helped. The only two sectors to detract from the Fund’s relative results during the Reporting Period were real estate and industrials. Detracting most from the Fund’s relative results was having an overweight to real

PORTFOLIO RESULTS

estate, which significantly underperformed the NASDAQ Composite during the Reporting Period. Having no exposure to industrials, which performed well during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in cloud-based services provider Service Now, payments company MasterCard and e-commerce giant Amazon.com.

Service Now provides cloud-based services to automate enterprise information technology operations. Early in 2018, the company reported fourth quarter 2017 results with in-line earnings and revenues that were ahead of market estimates. The revenue beat was driven by strong billings growth, as Service Now benefited from both its large existing subscriber base and strength in its new product areas. The strong performance prompted company management to increase its revenue guidance, which was also viewed positively by investors. Its shares rose rather steadily through the remainder of the Reporting Period, as Service Now reported additional quarters of strong subscription billing growth, which we viewed positively as the company continues to execute. At the end of the Reporting Period, we continued to view the company favorably, as it executes on its mission to bring superior functionality to its clients while also developing new products for its deep base of existing partners. We also remained confident in the company management’s ability to thoughtfully invest as it works to meet its levels of growth.

MasterCard’s earnings announcements throughout the Reporting Period consistently beat market estimates on both revenue and earnings per share, driven by higher processed transactions and an increase in gross dollar volume. Its stock also benefited from strong performance across the information technology sector broadly and payment companies more specifically during the Reporting Period. At the end of the Reporting Period, we remained optimistic on the company’s ability to grow its core payments business through new client wins and to further differentiate itself by expanding to new growth areas, such as consumer credit and peer-to-peer lending. We also were positive both on the company’s plans to accelerate investments, driven by the savings from recent tax reform and on what we see as MasterCard’s strong operating trends, which we believe position it well relative to competitors.

Strong quarterly results throughout the Reporting Period propelled shares of Amazon.com rather consistently higher. More specifically, the company beat market expectations on earnings per share in all four earnings reports announced during the Reporting Period and beat market expectation on revenue in three of the four. With each release, solid growth in Amazon Web Services continually reinforced market participants’ confidence in the company’s cloud segment. The steady appreciation in Amazon.com’s stock price persisted even through spans of broader market volatility in February 2018. Overall, at the end of the Reporting Period, we remained positive on the company, as it continued to outpace competitors. We also favored its positioning as an innovative growth company, capable, in our view, of disrupting multiple industries. We believed, at the end of the Reporting Period, Amazon.com was poised to benefit from its scale, investment and competitive advantages.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in enterprise information management supplier Oracle, wireless communications and broadcast tower real estate investment trust (“REIT”) American Tower and Chinese provider of online and mobile marketplaces in retail and wholesale trade Alibaba Group Holdings.

Oracle’s shares sold off sharply in March 2018 following an under whelming earnings report in which the company reported weaker than market expected total revenue, primarily driven by softness in its cloud business. The company then reported earnings in June 2018 that were better than market expectations on both top line revenue and earnings per share — with good guidance as well. However, its cloud revenue, one of the main drivers of growth for the company, was slightly weaker than market estimates, and Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

During the first half of the Reporting Period, American Tower’s stock experienced some volatility, as investors

PORTFOLIO RESULTS

expected additional interest rate hikes in 2018, the effect of which was interpreted negatively. The company also announced mixed quarterly results at the end of February 2018, causing its stock to drop slightly. Since then, volatility has persisted, but American Tower’s shares actually made gains in tandem with two successive earnings reports that highlighted revenue and earnings per share numbers above the market’s expectations. Thus, the Fund’s underweight position in the stock compared to the NASDAQ Composite drove the company to be a top detractor. At the end of the Reporting Period, we maintained our view that American Tower may benefit from secular trends toward growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. With recurring revenue streams, strong organic leasing growth and what we consider to be an attractive valuation relative to its peers, we believed at the end of the Reporting Period that American Tower remained a high quality and durable growth company.

Alibaba Group Holding was a new position for the Fund during the Reporting Period. Unfortunately, shortly after being added to the Fund’s portfolio, its stock came under pressure due to increased investor concerns regarding the strength of the Chinese economy and trade frictions with the U.S. The company also reported earnings late in the Reporting Period that came in below investor expectations due to a one-time stock compensation charge. Despite these macro concerns, we continued to believe at the end of the Reporting Period that what we see as the company’s robust, proprietary data sets, coupled with China’s positive regulatory stance on artificial intelligence and machine learning, position Alibaba Group Holdings to be a leader in this increasingly important technology. Additionally, we were optimistic that the company’s total addressable market would likely continue to expand as the company leverages its data to enter adjacent, less developed markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Alibaba Group Holdings, mentioned earlier, we initiated a Fund position in Visa, a global leader in the provision of payment services. We feel confident the company will continue to benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also view the company favorably as it invests in multiple services and geographies, which we think provides several potential sources of growth. Finally, we feel the stock was trading, at the time of purchase, at attractive levels given its growth prospects.

We established a new Fund position in Cisco Systems early in the Reporting Period. Cisco Systems designs, manufactures and sells Internet Protocol-based networking products and services related to the communications and information technology industries. We are positive on the company because of what we see as its effective and stable business model, strong balance sheet and attractive valuation. We believe the company is poised to grow further given what we consider to be a supportive economic backdrop and its own strong product cycle. In our view, Cisco Systems also has robust free cash flow, much of which it has used to return capital to shareholders through stock buybacks.

Conversely, in addition to the sale of Oracle, already mentioned, we exited the Fund’s position in SBA Communications, a REIT that engages in the provision and ownership of wireless communications infrastructures. Following strong 2017 performance and what we viewed as a less favorable environment for REITs given their sensitivity to rising interest rates, we decided to sell the position. While we continue to like the company and believe it is well positioned to benefit from secular growth themes, we felt there were other companies that presented more attractive risk/reward profiles.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, Lawrence Tankel and Johnathan A. Nietzell no longer served as portfolio managers for the Fund, and Sung Cho and Charles “Brook” Dane became portfolio managers for the Fund. Steven M. Barry and Michael DeSantis continue to serve as portfolio managers of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and under weighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the

PORTFOLIO RESULTS

Reporting Period, the Fund’s exposure to information technology and health care increased relative to the NASDAQ Composite and its relative exposures to real estate and financials decreased. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund’s was overweighted relative to the NASDAQ Composite in the information technology and real estate sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in health care and consumer discretionary. The Fund had no exposure to the financials, consumer staples, energy, industrials, materials, telecommunication services or utilities sectors at the end of the Reporting Period.

FUND BASICS

Technology Opportunities Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	NASDAQ Composite Total Return Index[2]	S&P North American Technology Sector Index[3]
Class A	30.46%	27.45%	38.12%
Class C	29.49	27.45	38.12
Institutional	30.95	27.45	38.12
Service	30.28	27.45	38.12
Investor	30.76	27.45	38.12

April 17, 2018 –August 31, 2018
Class P	10.64%	11.85%	13.03%

December 29, 2017–August 31, 2018
Class R6	22.73%	18.31%	25.54%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index.

[3]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”)® technology sector and Internet retail sub-industry.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.45%	18.25%	12.79%	6.65%	10/1/99
Class C	27.58	18.70	12.59	6.17	10/1/99
Institutional	30.15	20.06	13.90	7.40	10/1/99
Service	29.50	19.47	13.33	6.88	10/1/99
Investor	29.94	19.88	N/A	15.32	9/30/10
Class P	N/A	N/A	N/A	2.23	4/17/18
Class R6	N/A	N/A	N/A	13.44	12/29/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.46%
Class C	2.12	2.21
Institutional	0.98	1.07
Service	1.48	1.57
Investor	1.12	1.21
Class P	0.97	1.06
Class R6	0.97	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[6]
Holding	% of Net Assets	Line of Business
Amazon.com, Inc.	9.3%	Internet & Direct Marketing Retail
Microsoft Corp.	8.6	Software
Apple, Inc.	5.7	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	4.3	Internet Software & Services
Alphabet, Inc. Class C	4.2	Internet Software & Services
Alphabet, Inc. Class A	4.0	Internet Software & Services
Visa, Inc. Class A	3.8	IT Services
Adobe Systems, Inc.	3.1	Software
Amphenol Corp. Class A	2.9	Electronic Equipment, Instruments & Components
Cisco Systems, Inc.	2.6	Communications Equipment

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of August 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2018

The following graph shows the value as of August 31, 2018, of a $10,000 investment made on September 1, 2008 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s current benchmark, the NASDAQ Composite Total Return Index, and the Fund’s former benchmark, the S&P North American Technology Sector Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class P and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	30.46%	19.92%	13.99%	7.35%
Including sales charges	23.29%	18.58%	13.35%	7.03%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	29.49%	19.01%	13.13%	6.54%
Including contingent deferred sales charges	28.40%	19.01%	13.13%	6.54%

Institutional (Commenced October 1, 1999)	30.95%	20.39%	14.43%	7.78%

Service (Commenced October 1, 1999)	30.28%	19.80%	13.88%	7.26%

Investor (Commenced September 30, 2010)	30.76%	20.20%	N/A	16.12%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	10.64%*

Class R6 (Commenced December 29, 2017)	N/A	N/A	N/A	22.73%*

*	Total return for periods of less than one year represents cumulative total return.

FUND BASICS

Index Definitions

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities.

GOLDMAN SACHS BLUE CHIP FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.4%
Aerospace & Defense – 4.3%
661	The Boeing Co.	$226,584
1,519	United Technologies Corp.	200,052

		426,636

Air Freight & Logistics – 0.9%
366	FedEx Corp.	89,286

Banks – 8.4%
9,669	Bank of America Corp.	299,062
1,979	First Republic Bank	201,047
1,285	JPMorgan Chase & Co.	147,235
3,254	Wells Fargo & Co.	190,294

		837,638

Beverages – 1.2%
2,677	The Coca-Cola Co.	119,314

Biotechnology – 1.9%
1,073	Shire PLC ADR	188,065

Capital Markets – 2.0%
1,863	Northern Trust Corp.	200,198

Chemicals – 3.8%
2,475	DowDuPont, Inc.	173,572
509	Ecolab, Inc.	76,594
285	The Sherwin-Williams Co.	129,840

		380,006

Communications Equipment – 1.7%
3,645	Cisco Systems, Inc.	174,122

Diversified Telecommunication Services – 1.8%
5,709	AT&T, Inc.	182,345

Electrical Equipment – 0.6%
745	Emerson Electric Co.	57,164

Energy Equipment & Services – 0.3%
489	Schlumberger Ltd.	30,885

Equity Real Estate Investment Trusts (REITs) – 2.0%
1,318	American Tower Corp.	196,540

Food & Staples Retailing – 2.1%
2,225	Walmart, Inc.	213,289

Health Care Equipment & Supplies – 6.4%
6,157	Boston Scientific Corp.*	218,943
2,481	Danaher Corp.	256,883
1,644	Medtronic PLC	158,498

		634,324

Health Care Providers & Services – 1.3%
384	Humana, Inc.	127,972

Hotels, Restaurants & Leisure – 1.8%
1,129	McDonald’s Corp.	183,158

Household Products – 2.2%
1,787	Colgate-Palmolive Co.	118,675
1,240	The Procter & Gamble Co.	102,858

		221,533

Common Stocks – (continued)
Industrial Conglomerates – 2.7%
1,676	Honeywell International, Inc.	266,585

Insurance – 1.1%
2,424	MetLife, Inc.	111,237

Internet & Direct Marketing Retail* – 3.8%
186	Amazon.com, Inc.	374,364

Internet Software & Services* – 7.0%
170	Alphabet, Inc. Class A	209,406
144	Alphabet, Inc. Class C	175,419
1,789	Facebook, Inc. Class A	314,381

		699,206

IT Services – 3.9%
2,618	Visa, Inc. Class A	384,558

Media – 2.4%
3,388	Comcast Corp. Class A	125,322
1,002	The Walt Disney Co.	112,244

		237,566

Oil, Gas & Consumable Fuels – 5.9%
2,595	Chevron Corp.	307,404
1,340	Exxon Mobil Corp.	107,428
1,005	Pioneer Natural Resources Co.	175,573

		590,405

Pharmaceuticals – 6.6%
3,124	Eli Lilly & Co.	330,051
7,801	Pfizer, Inc.	323,897

		653,948

Road & Rail – 2.9%
1,952	Union Pacific Corp.	294,010

Semiconductors & Semiconductor Equipment – 3.0%
2,697	Texas Instruments, Inc.	303,143

Software – 5.8%
5,155	Microsoft Corp.	579,061

Specialty Retail – 2.0%
2,071	Ross Stores, Inc.	198,360

Technology Hardware, Storage & Peripherals – 3.6%
1,560	Apple, Inc.	355,103

Textiles, Apparel & Luxury Goods – 2.6%
3,128	NIKE, Inc. Class B	257,122

Tobacco – 2.4%
1,626	Altria Group, Inc.	95,154
1,787	Philip Morris International, Inc.	139,189

		234,343

TOTAL COMMON STOCKS
(Cost $8,413,108)		$9,801,486

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS BLUE CHIP FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Distribution Rate	Value
Investment Company(a) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
99,977	1.879%	$99,977
(Cost $99,977)

TOTAL INVESTMENTS – 99.4%
(Cost $8,513,085)		$9,901,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		63,914

NET ASSETS – 100.0%		$9,965,377

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.9%
Aerospace & Defense – 2.2%
15,174	Harris Corp.	$2,465,927
24,258	HEICO Corp.	2,199,716
10,020	L3 Technologies, Inc.	2,141,474
30,162	The Boeing Co.	10,339,232
40,489	United Technologies Corp.	5,332,401

		22,478,750

Air Freight & Logistics – 0.5%
23,429	C.H. Robinson Worldwide, Inc.	2,251,058
25,669	XPO Logistics, Inc.*	2,733,749

		4,984,807

Airlines* – 0.1%
66,708	JetBlue Airways Corp.	1,272,789

Auto Components – 0.6%
31,720	Aptiv PLC	2,791,677
88,381	Delphi Technologies PLC	3,113,663

		5,905,340

Banks – 5.4%
227,686	Bank of America Corp.	7,042,328
82,000	Citizens Financial Group, Inc.	3,375,120
151,560	First Horizon National Corp.	2,791,735
90,928	First Republic Bank	9,237,375
96,301	JPMorgan Chase & Co.	11,034,169
88,955	Signature Bank	10,295,652
178,107	Wells Fargo & Co.	10,415,697

		54,192,076

Beverages – 1.2%
50,379	Coca-Cola European Partners PLC	2,148,160
132,380	Monster Beverage Corp.*	8,060,618
54,080	The Coca-Cola Co.	2,410,346

		12,619,124

Biotechnology – 4.1%
14,345	AbbVie, Inc.	1,376,833
6,616	Agios Pharmaceuticals, Inc.*	534,044
50,456	Alexion Pharmaceuticals, Inc.*	6,167,741
70,612	Alkermes PLC*	3,166,242
11,638	Biogen, Inc.*	4,113,917
37,994	BioMarin Pharmaceutical, Inc.*	3,798,640
36,810	Celgene Corp.*	3,476,704
86,805	Exelixis, Inc.*	1,631,066
49,982	Shire PLC ADR	8,760,345
47,114	Vertex Pharmaceuticals, Inc.*	8,687,822

		41,713,354

Capital Markets – 3.1%
57,372	Affiliated Managers Group, Inc.	8,381,475
19,341	Cboe Global Markets, Inc.	1,949,573
61,610	E*TRADE Financial Corp.*	3,626,365
14,141	MSCI, Inc.	2,549,057
85,477	Northern Trust Corp.	9,185,358
29,631	S&P Global, Inc.	6,135,099

		31,826,927

Common Stocks – (continued)
Chemicals – 3.1%
42,437	Ashland Global Holdings, Inc.	3,573,196
48,281	Celanese Corp. Series A	5,640,669
182,348	DowDuPont, Inc.	12,788,065
51,639	Ecolab, Inc.	7,770,637
23,508	W.R. Grace & Co.	1,661,075

		31,433,642

Commercial Services & Supplies – 0.5%
13,165	Cintas Corp.	2,809,016
26,527	Waste Connections, Inc.	2,105,979

		4,914,995

Communications Equipment – 0.8%
161,897	Cisco Systems, Inc.	7,733,820

Construction Materials – 0.3%
17,171	Martin Marietta Materials, Inc.	3,412,221

Containers & Packaging – 0.4%
95,624	Ball Corp.	4,004,733

Distributors* – 0.2%
54,884	LKQ Corp.	1,894,596

Diversified Consumer Services* – 0.5%
17,604	Bright Horizons Family Solutions, Inc.	2,102,446
42,327	ServiceMaster Global Holdings, Inc.	2,551,048

		4,653,494

Diversified Financial Services* – 0.6%
30,021	Berkshire Hathaway, Inc. Class B	6,265,983

Diversified Telecommunication Services – 1.7%
172,032	AT&T, Inc.	5,494,702
212,414	Verizon Communications, Inc.	11,548,949

		17,043,651

Electric Utilities – 1.1%
40,560	NextEra Energy, Inc.	6,899,256
85,519	Xcel Energy, Inc.	4,109,188

		11,008,444

Electrical Equipment* – 0.1%
24,362	Sensata Technologies Holding PLC	1,289,968

Electronic Equipment, Instruments & Components – 0.4%
41,329	Amphenol Corp. Class A	3,908,897

Energy Equipment & Services – 0.4%
94,545	Halliburton Co.	3,771,400

Equity Real Estate Investment Trusts (REITs) – 3.7%
39,852	Alexandria Real Estate Equities, Inc.	5,115,004
32,552	American Tower Corp.	4,854,154
40,170	CyrusOne, Inc.	2,689,783
157,224	DDR Corp.	2,199,564
8,060	Equinix, Inc.	3,515,208
22,045	Equity LifeStyle Properties, Inc.	2,135,720
8,240	Essex Property Trust, Inc.	2,029,347
130,255	Hudson Pacific Properties, Inc.	4,407,829

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
78,078	Prologis, Inc.	$5,245,280
15,744	Retail Value, Inc.*	562,376
25,972	Simon Property Group, Inc.	4,753,655

		37,507,920

Food & Staples Retailing – 1.3%
109,116	The Kroger Co.	3,437,154
96,823	Walmart, Inc.	9,281,453

		12,718,607

Food Products – 1.5%
171,402	Conagra Brands, Inc.	6,299,023
140,455	Mondelez International, Inc. Class A	6,000,238
50,094	The Kraft Heinz Co.	2,918,977

		15,218,238

Health Care Equipment & Supplies – 4.5%
4,053	ABIOMED, Inc.*	1,647,869
6,728	Align Technology, Inc.*	2,600,305
218,853	Boston Scientific Corp.*	7,782,412
78,022	Danaher Corp.	8,078,398
43,907	Edwards Lifesciences Corp.*	6,333,146
6,904	IDEXX Laboratories, Inc.*	1,753,892
11,916	Intuitive Surgical, Inc.*	6,672,960
11,993	Teleflex, Inc.	2,967,428
11,350	The Cooper Cos., Inc.	2,903,103
41,440	Zimmer Biomet Holdings, Inc.	5,123,227

		45,862,740

Health Care Providers & Services – 2.7%
36,215	Aetna, Inc.	7,252,778
73,532	CVS Health Corp.	5,532,548
16,506	Humana, Inc.	5,500,790
16,512	Laboratory Corp. of America Holdings*	2,854,429
24,120	UnitedHealth Group, Inc.	6,475,255

		27,615,800

Hotels, Restaurants & Leisure – 1.8%
21,941	Choice Hotels International, Inc.	1,712,495
87,273	Dunkin’ Brands Group, Inc.	6,361,329
27,926	Hilton Worldwide Holdings, Inc.	2,167,616
19,245	Las Vegas Sands Corp.	1,259,008
42,893	McDonald’s Corp.	6,958,531

		18,458,979

Household Products – 0.3%
23,433	The Clorox Co.	3,397,316

Industrial Conglomerates – 1.1%
72,875	Honeywell International, Inc.	11,591,497

Insurance – 3.3%
72,526	Chubb Ltd.	9,808,416
6,428	Markel Corp.*	7,770,167
29,981	Reinsurance Group of America, Inc.	4,282,786
29,746	The Progressive Corp.	2,008,747

Common Stocks – (continued)
Insurance – (continued)
61,436	Torchmark Corp.	5,401,453
31,645	Willis Towers Watson PLC	4,660,359

		33,931,928

Internet & Direct Marketing Retail* – 4.2%
16,117	Amazon.com, Inc.	32,438,847
2,192	Booking Holdings, Inc.	4,277,797
16,848	Netflix, Inc.	6,194,673

		42,911,317

Internet Software & Services* – 4.7%
7,824	Alibaba Group Holding Ltd. ADR	1,369,278
11,867	Alphabet, Inc. Class A	14,617,771
12,058	Alphabet, Inc. Class C	14,688,935
93,678	Facebook, Inc. Class A	16,462,035

		47,138,019

IT Services – 5.4%
20,105	Accenture PLC Class A	3,399,152
19,201	Automatic Data Processing, Inc.	2,817,747
83,070	Black Knight, Inc.*	4,435,938
29,703	Fidelity National Information Services, Inc.	3,212,973
34,275	Fiserv, Inc.*	2,744,399
40,313	Global Payments, Inc.	5,022,194
15,948	International Business Machines Corp.	2,336,063
42,089	Mastercard, Inc. Class A	9,072,705
45,814	PayPal Holdings, Inc.*	4,230,007
18,437	Total System Services, Inc.	1,790,970
106,969	Visa, Inc. Class A	15,712,676

		54,774,824

Life Sciences Tools & Services – 1.5%
92,729	Agilent Technologies, Inc.	6,262,917
16,617	Illumina, Inc.*	5,896,210
4,344	Mettler-Toledo International, Inc.*	2,538,894

		14,698,021

Machinery – 3.3%
42,448	Fortive Corp.	3,564,783
75,769	ITT, Inc.	4,478,706
41,935	John Bean Technologies Corp.	4,960,910
49,009	Stanley Black & Decker, Inc.	6,887,235
55,477	Wabtec Corp.	6,009,269
185,481	Welbilt, Inc.*	4,104,694
43,282	Xylem, Inc.	3,285,537

		33,291,134

Media – 2.0%
11,152	Charter Communications, Inc. Class A*	3,461,581
224,389	Comcast Corp. Class A	8,300,149
36,501	Liberty Global PLC Class C*	945,011
34,855	The Walt Disney Co.	3,904,457
81,209	Twenty-First Century Fox, Inc. Class B	3,646,284

		20,257,482

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Metals & Mining – 0.2%
135,583	Freeport-McMoRan, Inc.	$1,904,941

Multi-Utilities – 1.0%
82,895	Ameren Corp.	5,241,451
103,337	CMS Energy Corp.	5,088,314

		10,329,765

Multiline Retail – 0.4%
40,802	Dollar General Corp.	4,395,599

Oil, Gas & Consumable Fuels – 5.3%
85,019	Chevron Corp.	10,071,351
36,778	Concho Resources, Inc.*	5,044,103
73,923	Devon Energy Corp.	3,173,514
45,121	Diamondback Energy, Inc.	5,463,251
35,706	EOG Resources, Inc.	4,221,520
26,093	Exxon Mobil Corp.	2,091,876
58,741	Marathon Petroleum Corp.	4,833,797
37,822	Pioneer Natural Resources Co.	6,607,503
80,274	Royal Dutch Shell PLC Class B ADR(a)	5,408,862
332,409	WPX Energy, Inc.*	6,339,040

		53,254,817

Personal Products – 0.3%
53,156	Unilever NV	3,055,407

Pharmaceuticals – 1.9%
139,943	Eli Lilly & Co.	14,784,978
51,477	Zoetis, Inc.	4,663,816

		19,448,794

Road & Rail – 1.1%
22,683	Old Dominion Freight Line, Inc.	3,456,889
48,983	Union Pacific Corp.	7,377,820

		10,834,709

Semiconductors & Semiconductor Equipment – 5.1%
240,848	Advanced Micro Devices, Inc.*	6,062,144
71,788	Analog Devices, Inc.	7,096,244
90,296	Applied Materials, Inc.	3,884,534
404,788	Marvell Technology Group Ltd.	8,371,016
23,657	Microchip Technology, Inc.	2,035,212
35,107	NVIDIA Corp.	9,853,833
65,004	NXP Semiconductors NV*	6,054,472
73,515	Texas Instruments, Inc.	8,263,086

		51,620,541

Software – 6.5%
33,777	Activision Blizzard, Inc.	2,435,322
34,406	Adobe Systems, Inc.*	9,066,325
40,382	Citrix Systems, Inc.*	4,604,356
12,592	Electronic Arts, Inc.*	1,428,059
19,690	Intuit, Inc.	4,321,364
327,817	Microsoft Corp.	36,823,683
16,784	salesforce.com, Inc.*	2,562,581
22,301	ServiceNow, Inc.*	4,379,024

		65,620,714

Common Stocks – (continued)
Specialty Retail – 1.8%
13,745	Burlington Stores, Inc.*	2,311,634
10,384	O’Reilly Automotive, Inc.*	3,483,001
61,354	The Home Depot, Inc.	12,318,043

		18,112,678

Technology Hardware, Storage & Peripherals – 4.6%
204,213	Apple, Inc.	46,485,005

Textiles, Apparel & Luxury Goods – 0.9%
79,000	NIKE, Inc. Class B	6,493,800
20,061	PVH Corp.	2,871,933

		9,365,733

Tobacco – 1.7%
189,471	Altria Group, Inc.	11,087,843
73,110	Philip Morris International, Inc.	5,694,538

		16,782,381

Water Utilities – 0.5%
56,747	American Water Works Co., Inc.	4,967,065

TOTAL COMMON STOCKS
(Cost $773,191,503)		$1,011,880,982

Shares	Distribution Rate	Value
Investment Companies(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,675	1.879%	$5,675
(Cost $5,675)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $773,197,178)		$1,011,886,657

Securities Lending Reinvestment Vehicle(b) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,135,000	1.879%	$2,135,000
(Cost $2,135,000)

TOTAL INVESTMENTS – 100.1%
(Cost $775,332,178)		$1,014,021,657

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(1,243,489)

NET ASSETS – 100.0%		$1,012,778,168

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.1%
Aerospace & Defense – 2.3%
13,093	Northrop Grumman Corp.	$3,908,129

Auto Components – 1.3%
25,273	Aptiv PLC	2,224,277

Beverages* – 1.8%
49,539	Monster Beverage Corp.	3,016,430

Biotechnology – 4.5%
29,050	Incyte Corp.*	2,147,086
15,534	Shire PLC ADR	2,722,644
14,368	Vertex Pharmaceuticals, Inc.*	2,649,459

		7,519,189

Capital Markets – 1.9%
29,986	Northern Trust Corp.	3,222,295

Chemicals – 1.9%
20,989	Ecolab, Inc.	3,158,425

Communications Equipment – 2.4%
83,206	Cisco Systems, Inc.	3,974,751

Equity Real Estate Investment Trusts (REITs) – 3.6%
19,854	American Tower Corp.	2,960,629
6,847	Equinix, Inc.	2,986,182

		5,946,811

Food Products – 1.4%
38,546	The Kraft Heinz Co.	2,246,075

Health Care Equipment & Supplies – 6.4%
118,461	Boston Scientific Corp.*	4,212,473
39,787	Danaher Corp.	4,119,546
15,737	Edwards Lifesciences Corp.*	2,269,905

		10,601,924

Hotels, Restaurants & Leisure – 2.5%
56,278	Dunkin’ Brands Group, Inc.	4,102,103

Household Products – 1.6%
40,709	Colgate-Palmolive Co.	2,703,485

Industrial Conglomerates – 3.1%
32,895	Honeywell International, Inc.	5,232,279

Internet & Direct Marketing Retail* – 8.6%
5,485	Amazon.com, Inc.	11,039,714
9,105	Netflix, Inc.	3,347,727

		14,387,441

Internet Software & Services* – 11.6%
13,078	Alibaba Group Holding Ltd. ADR	2,288,781
5,549	Alphabet, Inc. Class A	6,835,258
2,743	Alphabet, Inc. Class C	3,341,495
39,248	Facebook, Inc. Class A	6,897,051

		19,362,585

IT Services – 4.9%
55,452	Visa, Inc. Class A	8,145,344

Common Stocks – (continued)
Life Sciences Tools & Services* – 1.9%
8,843	Illumina, Inc.	3,137,762

Oil, Gas & Consumable Fuels – 1.5%
21,069	Diamondback Energy, Inc.	2,551,034

Pharmaceuticals – 3.7%
58,406	Eli Lilly & Co.	6,170,594

Road & Rail – 2.4%
53,355	CSX Corp.	3,956,807

Semiconductors & Semiconductor Equipment – 6.7%
51,133	Analog Devices, Inc.	5,054,497
12,627	NVIDIA Corp.	3,544,146
26,860	NXP Semiconductors NV*	2,501,741

		11,100,384

Software – 12.6%
16,016	Electronic Arts, Inc.*	1,816,375
12,253	Intuit, Inc.	2,689,166
108,653	Microsoft Corp.	12,204,991
27,642	salesforce.com, Inc.*	4,220,380

		20,930,912

Technology Hardware, Storage & Peripherals – 6.5%
47,570	Apple, Inc.	10,828,359

Textiles, Apparel & Luxury Goods – 3.0%
61,470	NIKE, Inc. Class B	5,052,834

Tobacco – 1.0%
21,662	Philip Morris International, Inc.	1,687,253

TOTAL COMMON STOCKS
(Cost $105,573,210)		$165,167,482

TOTAL INVESTMENTS – 99.1%
(Cost $105,573,210)		$165,167,482

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,562,105

NET ASSETS – 100.0%		$166,729,587

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.1%
Aerospace & Defense – 3.4%
428	Huntington Ingalls Industries, Inc.	$104,633
502	L3 Technologies, Inc.	107,288
421	Northrop Grumman Corp.	125,664
671	Raytheon Co.	133,824
710	The Boeing Co.	243,381

		714,790

Air Freight & Logistics* – 0.4%
826	XPO Logistics, Inc.	87,969

Airlines* – 0.4%
4,371	JetBlue Airways Corp.	83,399

Auto Components – 0.7%
1,111	Aptiv PLC	97,779
1,760	Delphi Technologies PLC	62,005

		159,784

Banks – 6.4%
10,681	Bank of America Corp.	330,363
1,212	Commerce Bancshares, Inc.	86,125
1,189	East West Bancorp, Inc.	75,371
804	First Republic Bank	81,678
3,610	JPMorgan Chase & Co.	413,634
594	M&T Bank Corp.	105,227
1,568	PacWest Bancorp	79,168
1,477	Synovus Financial Corp.	73,939
1,903	Wells Fargo & Co.	111,287

		1,356,792

Beverages – 1.5%
2,588	Coca-Cola European Partners PLC	110,352
2,154	Monster Beverage Corp.*	131,157
307	PepsiCo, Inc.	34,387
993	The Coca-Cola Co.	44,258

		320,154

Biotechnology – 2.5%
1,000	Alexion Pharmaceuticals, Inc.*	122,240
183	Biogen, Inc.*	64,689
1,007	BioMarin Pharmaceutical, Inc.*	100,680
583	Shire PLC ADR	102,182
799	Vertex Pharmaceuticals, Inc.*	147,336

		537,127

Building Products – 0.4%
1,691	Fortune Brands Home & Security, Inc.	89,589

Capital Markets – 2.7%
571	Affiliated Managers Group, Inc.	83,417
851	Cboe Global Markets, Inc.	85,781
1,600	Lazard Ltd. Class A	77,024
561	MSCI, Inc.	101,126
947	Northern Trust Corp.	101,765
598	S&P Global, Inc.	123,816

		572,929

Chemicals – 1.7%
550	Celanese Corp. Series A	64,256
1,959	DowDuPont, Inc.	137,385

Common Stocks – (continued)
Chemicals – (continued)
659	Ecolab, Inc.	99,166
2,145	Olin Corp.	65,916

		366,723

Communications Equipment – 1.6%
5,509	Cisco Systems, Inc.	263,165
2,676	Juniper Networks, Inc.	76,079

		339,244

Construction & Engineering – 0.5%
1,393	Jacobs Engineering Group, Inc.	101,257

Containers & Packaging – 0.7%
663	Avery Dennison Corp.	69,734
2,004	Ball Corp.	83,928

		153,662

Diversified Financial Services* – 2.0%
2,046	Berkshire Hathaway, Inc. Class B	427,041

Diversified Telecommunication Services – 1.9%
6,342	AT&T, Inc.	202,564
3,660	Verizon Communications, Inc.	198,994

		401,558

Electric Utilities – 1.6%
1,586	Evergy, Inc.	90,481
859	NextEra Energy, Inc.	146,116
2,107	Xcel Energy, Inc.	101,242

		337,839

Electrical Equipment – 1.5%
1,746	Emerson Electric Co.	133,970
777	Hubbell, Inc.	98,182
1,662	Sensata Technologies Holding PLC*	88,003

		320,155

Electronic Equipment, Instruments & Components – 0.4%
944	Amphenol Corp. Class A	89,283

Energy Equipment & Services – 0.5%
2,452	Halliburton Co.	97,810

Equity Real Estate Investment Trusts (REITs) – 2.9%
830	American Tower Corp.	123,770
2,057	Chesapeake Lodging Trust	67,696
220	Equinix, Inc.	95,949
708	Equity LifeStyle Properties, Inc.	68,591
1,677	Pebblebrook Hotel Trust	64,749
488	SBA Communications Corp.*	75,752
644	Simon Property Group, Inc.	117,871

		614,378

Food & Staples Retailing – 1.5%
2,778	US Foods Holding Corp.*	90,535
2,467	Walmart, Inc.	236,487

		327,022

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Food Products – 0.6%
3,262	Conagra Brands, Inc.	$119,878

Gas Utilities – 0.4%
847	Atmos Energy Corp.	78,119

Health Care Equipment & Supplies – 4.2%
3,075	Abbott Laboratories	205,533
4,168	Boston Scientific Corp.*	148,214
1,532	Danaher Corp.	158,623
856	Edwards Lifesciences Corp.*	123,470
994	West Pharmaceutical Services, Inc.	116,348
1,059	Zimmer Biomet Holdings, Inc.	130,924

		883,112

Health Care Providers & Services – 2.0%
815	Aetna, Inc.	163,220
449	Humana, Inc.	149,634
433	UnitedHealth Group, Inc.	116,243

		429,097

Hotels, Restaurants & Leisure – 1.2%
1,164	Dunkin’ Brands Group, Inc.	84,844
1,064	Las Vegas Sands Corp.	69,607
780	Royal Caribbean Cruises Ltd.	95,612

		250,063

Household Products – 1.1%
2,382	Colgate-Palmolive Co.	158,189
891	The Procter & Gamble Co.	73,908

		232,097

Industrial Conglomerates – 0.9%
1,221	Honeywell International, Inc.	194,212

Insurance – 2.5%
740	American Financial Group, Inc.	82,406
1,023	Chubb Ltd.	138,351
2,681	MetLife, Inc.	123,031
1,064	Torchmark Corp.	93,547
1,089	W.R. Berkley Corp.	85,225

		522,560

Internet & Direct Marketing Retail – 4.4%
345	Amazon.com, Inc.*	694,385
766	Expedia Group, Inc.	99,963
367	Netflix, Inc.*	134,938

		929,286

Internet Software & Services* – 5.3%
253	Alphabet, Inc. Class A	311,645
257	Alphabet, Inc. Class C	313,075
2,040	Facebook, Inc. Class A	358,489
848	GoDaddy, Inc. Class A	69,078
334	IAC/InterActiveCorp.	65,865

		1,118,152

IT Services – 4.5%
1,208	Black Knight, Inc.*	64,507

Common Stocks – (continued)
IT Services – (continued)
893	Fidelity National Information Services, Inc.	96,596
1,169	Fiserv, Inc.*	93,602
687	Global Payments, Inc.	85,586
1,100	Mastercard, Inc. Class A	237,116
832	Total System Services, Inc.	80,821
1,998	Visa, Inc. Class A	293,486

		951,714

Leisure Products – 0.4%
1,281	Brunswick Corp.	85,084

Life Sciences Tools & Services – 1.1%
1,890	Agilent Technologies, Inc.	127,651
196	Mettler-Toledo International, Inc.*	114,554

		242,205

Machinery – 0.9%
608	IDEX Corp.	93,152
746	Stanley Black & Decker, Inc.	104,835

		197,987

Media – 2.0%
6,317	Comcast Corp. Class A	233,666
2,991	Liberty Global PLC Class C*	77,437
1,652	Live Nation Entertainment, Inc.*	82,072
318	The Walt Disney Co.	35,622

		428,797

Metals & Mining – 0.3%
1,326	Steel Dynamics, Inc.	60,638

Multi-Utilities – 0.9%
1,452	Ameren Corp.	91,810
1,836	CMS Energy Corp.	90,405

		182,215

Oil, Gas & Consumable Fuels – 5.3%
2,249	Chevron Corp.	266,417
2,124	ConocoPhillips	155,965
5,847	Encana Corp.	77,590
1,113	EOG Resources, Inc.	131,590
2,419	Exxon Mobil Corp.	193,931
1,497	Marathon Petroleum Corp.	123,188
546	Pioneer Natural Resources Co.	95,386
1,068	Royal Dutch Shell PLC Class B ADR(a)	71,962

		1,116,029

Pharmaceuticals – 4.3%
1,952	Eli Lilly & Co.	206,229
1,480	Johnson & Johnson	199,341
651	Merck & Co., Inc.	44,652
7,666	Pfizer, Inc.	318,292
1,574	Zoetis, Inc.	142,605

		911,119

Road & Rail – 0.9%
1,256	Union Pacific Corp.	189,179

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.7%
996	Analog Devices, Inc.	$98,455
2,220	Applied Materials, Inc.	95,504
1,953	Intel Corp.	94,584
3,065	Marvell Technology Group Ltd.	63,384
1,040	Maxim Integrated Products, Inc.	62,889
524	NVIDIA Corp.	147,076
685	NXP Semiconductors NV*	63,801
1,424	Texas Instruments, Inc.	160,058

		785,751

Software – 5.9%
687	Citrix Systems, Inc.	78,332
740	Electronic Arts, Inc.*	83,923
511	Intuit, Inc.	112,149
7,165	Microsoft Corp.	804,845
1,055	salesforce.com, Inc.*	161,077

		1,240,326

Specialty Retail – 3.4%
654	Advance Auto Parts, Inc.	107,276
530	Burlington Stores, Inc.*	89,135
362	O’Reilly Automotive, Inc.*	121,422
1,269	Ross Stores, Inc.	121,545
1,398	The Home Depot, Inc.	280,676

		720,054

Technology Hardware, Storage & Peripherals – 4.9%
4,529	Apple, Inc.	1,030,936

Textiles, Apparel & Luxury Goods – 0.9%
2,217	NIKE, Inc. Class B	182,237

Tobacco – 1.9%
3,452	Altria Group, Inc.	202,011
2,630	Philip Morris International, Inc.	204,851

		406,862

TOTAL COMMON STOCKS
(Cost $16,063,747)		$20,986,214

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $16,063,747)		$20,986,214

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,000	1.879%	$70,000
(Cost $70,000)

TOTAL INVESTMENTS – 99.4%
(Cost $16,133,747)		$21,056,214

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		118,767

NET ASSETS – 100.0%		$21,174,981

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 3.3%
131,458	Harris Corp.	$21,363,240
175,088	HEICO Corp.	15,876,980
90,659	HEICO Corp. Class A	6,754,095
134,102	L3 Technologies, Inc.	28,660,279

		72,654,594

Auto Components – 0.8%
185,666	Aptiv PLC	16,340,465

Banks – 2.2%
275,005	Eagle Bancorp, Inc.*	14,809,019
323,957	First Republic Bank	32,910,792

		47,719,811

Beverages – 2.4%
375,109	Brown-Forman Corp. Class B	19,588,192
521,110	Monster Beverage Corp.*	31,730,388

		51,318,580

Biotechnology* – 3.5%
89,717	Agios Pharmaceuticals, Inc.	7,241,956
365,546	Alkermes PLC(a)	16,391,083
23,232	Bluebird Bio, Inc.	3,909,946
618,189	Exelixis, Inc.	11,615,771
66,276	Incyte Corp.	4,898,459
95,555	Neurocrine Biosciences, Inc.	11,748,487
34,728	Sarepta Therapeutics, Inc.	4,793,853
201,435	Seattle Genetics, Inc.	15,462,151

		76,061,706

Capital Markets – 5.9%
75,928	Affiliated Managers Group, Inc.	11,092,322
682,308	Lazard Ltd. Class A	32,846,307
63,446	Moody’s Corp.	11,294,657
226,334	MSCI, Inc.	40,798,967
300,842	Northern Trust Corp.	32,328,481

		128,360,734

Chemicals – 1.1%
277,648	Ashland Global Holdings, Inc.	23,377,962

Commercial Services & Supplies – 1.0%
103,266	Cintas Corp.	22,033,866

Containers & Packaging – 1.3%
268,017	Avery Dennison Corp.	28,190,028

Diversified Consumer Services* – 2.0%
374,712	Bright Horizons Family Solutions, Inc.	44,751,854

Electrical Equipment* – 1.3%
540,945	Sensata Technologies Holding PLC	28,643,038

Electronic Equipment, Instruments & Components – 2.7%
618,949	Amphenol Corp. Class A	58,540,196

Equity Real Estate Investment Trusts (REITs)* – 1.4%
199,643	SBA Communications Corp.	30,990,583

Common Stocks – (continued)
Food Products – 1.7%
297,482	McCormick & Co., Inc.	37,149,552

Health Care Equipment & Supplies – 7.9%
37,210	ABIOMED, Inc.*	15,128,842
66,674	Align Technology, Inc.*	25,768,834
285,394	Edwards Lifesciences Corp.*	41,165,230
162,716	IDEXX Laboratories, Inc.*	41,336,373
158,846	Teleflex, Inc.	39,303,266
42,685	The Cooper Cos., Inc.	10,917,969

		173,620,514

Hotels, Restaurants & Leisure – 6.3%
35,133	Chipotle Mexican Grill, Inc.*	16,694,499
423,070	Choice Hotels International, Inc.	33,020,614
38,908	Domino’s Pizza, Inc.	11,616,372
839,746	Dunkin’ Brands Group, Inc.(a)	61,209,086
200,674	Hilton Worldwide Holdings, Inc.	15,576,316

		138,116,887

Industrial Conglomerates – 1.6%
116,349	Roper Technologies, Inc.	34,715,051

Internet Software & Services* – 3.8%
489,946	GoDaddy, Inc. Class A	39,911,001
75,740	IAC/InterActiveCorp.	14,935,928
69,507	Spotify Technology SA	13,172,967
441,380	Twitter, Inc.	15,527,748

		83,547,644

IT Services – 11.7%
1,051,852	Black Knight, Inc.*	56,168,897
392,485	Fidelity National Information Services, Inc.	42,455,102
651,435	Fiserv, Inc.*	52,160,401
422,206	Global Payments, Inc.	52,598,424
186,610	Square, Inc. Class A*	16,541,110
367,931	Total System Services, Inc.	35,740,817

		255,664,751

Life Sciences Tools & Services – 5.4%
589,215	Agilent Technologies, Inc.	39,795,581
117,797	Illumina, Inc.*	41,797,909
32,108	Mettler-Toledo International, Inc.*	18,765,842
168,101	PRA Health Sciences, Inc.*	17,751,466

		118,110,798

Machinery – 3.6%
236,980	Fortive Corp.	19,901,580
108,605	IDEX Corp.	16,639,372
199,443	John Bean Technologies Corp.	23,594,107
355,087	Welbilt, Inc.*	7,858,075
142,328	Xylem, Inc.	10,804,119

		78,797,253

Multiline Retail – 2.5%
393,808	Dollar General Corp.	42,424,936
151,103	Dollar Tree, Inc.*	12,165,302

		54,590,238

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 1.9%
175,467	Cheniere Energy, Inc.*	$11,744,006
83,672	Concho Resources, Inc.*	11,475,615
58,224	Diamondback Energy, Inc.	7,049,762
573,240	WPX Energy, Inc.*	10,931,687

		41,201,070

Pharmaceuticals – 1.1%
262,538	Zoetis, Inc.	23,785,943

Professional Services* – 0.6%
116,915	Verisk Analytics, Inc.	13,923,407

Road & Rail – 0.7%
102,182	Old Dominion Freight Line, Inc.	15,572,537

Semiconductors & Semiconductor Equipment – 4.4%
669,804	Advanced Micro Devices, Inc.*(a)	16,858,967
167,513	Analog Devices, Inc.	16,558,660
1,509,120	Marvell Technology Group Ltd.	31,208,602
286,714	Maxim Integrated Products, Inc.	17,337,595
147,701	NXP Semiconductors NV*	13,756,871

		95,720,695

Software – 8.8%
113,102	Autodesk, Inc.*	17,457,294
235,622	Citrix Systems, Inc.*	26,865,620
175,727	Intuit, Inc.	38,566,805
137,501	Proofpoint, Inc.*	16,314,493
174,736	PTC, Inc.*	17,463,116
230,807	Red Hat, Inc.*	34,097,118
127,302	ServiceNow, Inc.*	24,997,021
130,801	Splunk, Inc.*	16,762,148

		192,523,615

Specialty Retail – 3.2%
210,030	Five Below, Inc.*	24,462,194
466,903	Ross Stores, Inc.	44,719,970

		69,182,164

Textiles, Apparel & Luxury Goods – 3.2%
198,820	Carter’s, Inc.	21,061,003
110,719	Lululemon Athletica, Inc.*	17,153,695
228,541	PVH Corp.	32,717,929

		70,932,627

TOTAL COMMON STOCKS
(Cost $1,536,357,117)		$2,126,138,163

Shares	Distribution Rate	Value
Investment Company(b) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,064,516	1.879%	$35,064,516
(Cost $35,064,516)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,571,421,633)		$2,161,202,679

Securities Lending Reinvestment Vehicle(b) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
26,971,503	1.879%	$26,971,503
(Cost $26,971,503)

TOTAL INVESTMENTS – 100.1%
(Cost $1,598,393,136)		$2,188,174,182

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(1,829,801)

NET ASSETS – 100.0%		$2,186,344,381

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 97.6%
Aerospace & Defense – 2.9%
198,501	HEICO Corp.	$18,000,071
292,470	HEICO Corp. Class A	21,789,015
155,362	L3 Technologies, Inc.	33,203,966

		72,993,052

Auto Components – 0.3%
212,950	Delphi Technologies PLC	7,502,229

Banks – 3.4%
561,164	Eagle Bancorp, Inc.*	30,218,681
349,493	First Republic Bank	35,504,994
300,599	Glacier Bancorp, Inc.	13,731,362
52,185	Signature Bank	6,039,892

		85,494,929

Beverages(a) – 1.0%
319,726	MGP Ingredients, Inc.	24,654,072

Biotechnology* – 9.1%
332,793	Acceleron Pharma, Inc.	17,977,478
296,030	Agios Pharmaceuticals, Inc.	23,895,542
897,944	Alder Biopharmaceuticals, Inc.	16,252,786
597,137	Alkermes PLC	26,775,623
104,744	Bluebird Bio, Inc.	17,628,415
278,971	Evelo Biosciences, Inc.(a)	3,757,739
1,095,810	Exelixis, Inc.	20,590,270
207,706	Neurocrine Biosciences, Inc.	25,537,453
49,404	Sage Therapeutics, Inc.	8,115,101
176,743	Sarepta Therapeutics, Inc.	24,397,604
379,429	Seattle Genetics, Inc.	29,124,970
88,284	Spark Therapeutics, Inc.	5,439,177
486,069	UNITY Biotechnology, Inc.(a)	9,264,475

		228,756,633

Building Products – 0.6%
296,349	Fortune Brands Home & Security, Inc.	15,700,570

Capital Markets – 4.4%
144,340	Affiliated Managers Group, Inc.	21,086,631
990,581	Lazard Ltd. Class A	47,686,569
235,547	MSCI, Inc.	42,459,702

		111,232,902

Chemicals – 1.0%
307,892	Ashland Global Holdings, Inc.	25,924,506

Commercial Services & Supplies – 1.2%
745,882	Healthcare Services Group, Inc.	30,737,797

Communications Equipment* – 0.2%
548,610	Viavi Solutions, Inc.	6,144,432

Construction Materials* – 1.2%
1,371,934	Summit Materials, Inc. Class A	29,181,036

Consumer Finance* – 1.3%
73,402	Green Dot Corp. Class A	6,288,349
2,206,823	SLM Corp.	25,863,966

		32,152,315

Common Stocks – (continued)
Containers & Packaging – 1.4%
321,558	Avery Dennison Corp.	33,821,470

Diversified Consumer Services* – 1.9%
406,320	Bright Horizons Family Solutions, Inc.	48,526,798

Electrical Equipment – 2.0%
204,074	Hubbell, Inc.	25,786,791
441,792	Sensata Technologies Holding PLC*	23,392,886

		49,179,677

Electronic Equipment, Instruments & Components – 2.5%
515,696	Badger Meter, Inc.	28,337,495
643,880	Cognex Corp.	34,640,744

		62,978,239

Equity Real Estate Investment Trusts (REITs)* – 0.7%
105,899	SBA Communications Corp.	16,438,702

Food Products – 1.7%
341,870	McCormick & Co., Inc.	42,692,726

Health Care Equipment & Supplies – 8.4%
39,298	ABIOMED, Inc.*	15,977,781
99,741	DexCom, Inc.*	14,400,606
547,496	ElectroCore LLC*	8,924,185
49,301	ICU Medical, Inc.*	15,086,106
99,103	IDEXX Laboratories, Inc.*	25,176,126
227,469	Neogen Corp.*	21,254,703
218,993	Teleflex, Inc.	54,185,438
68,106	The Cooper Cos., Inc.	17,420,153
314,504	West Pharmaceutical Services, Inc.	36,812,693

		209,237,791

Health Care Providers & Services* – 0.8%
469,787	Acadia Healthcare Co., Inc.	19,510,254

Health Care Technology* – 0.8%
121,754	athenahealth, Inc.	18,737,941

Hotels, Restaurants & Leisure – 7.8%
521,273	Choice Hotels International, Inc.	40,685,358
73,704	Domino’s Pizza, Inc.	22,005,066
949,870	Dunkin’ Brands Group, Inc.	69,236,024
146,239	Vail Resorts, Inc.	43,586,534
275,917	Wingstop, Inc.	18,472,643

		193,985,625

Household Durables* – 0.9%
847,234	M/I Homes, Inc.	21,951,833

Internet Software & Services* – 4.8%
690,023	GoDaddy, Inc. Class A	56,209,274
93,227	GrubHub, Inc.	13,434,943
185,085	IAC/InterActiveCorp.	36,498,762
117,702	Wix.com Ltd.	13,076,692

		119,219,671

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
IT Services – 8.8%
1,244,466	Black Knight, Inc.*	$66,454,484
99,403	Evo Payments, Inc. Class A*	2,337,959
195,257	Gartner, Inc.*	29,241,688
355,878	Global Payments, Inc.	44,335,281
633,235	InterXion Holding NV*	41,749,184
91,049	Square, Inc. Class A*	8,070,583
292,121	Total System Services, Inc.	28,376,634

		220,565,813

Life Sciences Tools & Services – 1.6%
234,209	PerkinElmer, Inc.	21,647,938
177,398	PRA Health Sciences, Inc.*	18,733,229

		40,381,167

Machinery – 6.0%
304,693	Graco, Inc.	14,323,618
135,050	IDEX Corp.	20,691,010
436,546	John Bean Technologies Corp.	51,643,392
52,006	RBC Bearings, Inc.*	7,791,019
1,234,987	Welbilt, Inc.*	27,330,262
374,400	Xylem, Inc.	28,420,704

		150,200,005

Oil, Gas & Consumable Fuels – 1.7%
149,016	Diamondback Energy, Inc.	18,042,857
1,343,536	WPX Energy, Inc.*	25,621,232

		43,664,089

Road & Rail – 1.6%
266,601	Old Dominion Freight Line, Inc.	40,629,992

Semiconductors & Semiconductor Equipment – 3.6%
1,219,797	Advanced Micro Devices, Inc.*	30,702,290
1,982,764	Marvell Technology Group Ltd.	41,003,560
204,730	MKS Instruments, Inc.	19,019,417

		90,725,267

Software* – 8.5%
757,391	Cadence Design Systems, Inc.	35,627,673
564,419	ForeScout Technologies, Inc.	20,358,593
241,905	Proofpoint, Inc.	28,702,028
412,915	PTC, Inc.	41,266,725
227,280	Splunk, Inc.	29,125,932
137,880	Take-Two Interactive Software, Inc.	18,415,253
130,626	The Ultimate Software Group, Inc.	40,450,954

		213,947,158

Specialty Retail* – 2.9%
258,811	Burlington Stores, Inc.	43,526,834
242,297	Five Below, Inc.	28,220,332

		71,747,166

Textiles, Apparel & Luxury Goods – 1.8%
220,810	Carter’s, Inc.	23,390,403
156,826	PVH Corp.	22,451,210

		45,841,613

Common Stocks – (continued)
Trading Companies & Distributors* – 0.8%
209,054	SiteOne Landscape Supply, Inc.	18,892,210

TOTAL COMMON STOCKS
(Cost $1,789,176,874)		$2,443,349,680

Shares	Distribution Rate	Value
Investment Company(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,981,945	1.879%	$25,981,945
(Cost $25,981,945)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,815,158,819)		$2,469,331,625

Securities Lending Reinvestment Vehicle(b) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,039,425	1.879%	$12,039,425
(Cost $12,039,425)

TOTAL INVESTMENTS – 99.1%
(Cost $1,827,198,244)		$2,481,371,050

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		22,310,397

NET ASSETS – 100.0%		$2,503,681,447

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
LLC	—Limited Liability Company
PLC	—Public Limited Company

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.5%
Aerospace & Defense – 3.5%
6,814	General Dynamics Corp.	$1,317,828
8,954	Northrop Grumman Corp.	2,672,679
11,220	The Boeing Co.	3,846,104

		7,836,611

Air Freight & Logistics – 1.3%
8,057	FedEx Corp.	1,965,505
7,679	XPO Logistics, Inc.*	817,814

		2,783,319

Auto Components – 1.0%
24,641	Aptiv PLC	2,168,654

Banks – 1.0%
22,864	First Republic Bank	2,322,754

Beverages – 2.4%
42,895	Monster Beverage Corp.*	2,611,876
59,196	The Coca-Cola Co.	2,638,366

		5,250,242

Biotechnology – 4.3%
6,531	AbbVie, Inc.	626,845
11,235	Alexion Pharmaceuticals, Inc.*	1,373,367
17,325	Alkermes PLC*	776,853
2,455	Biogen, Inc.*	867,818
16,853	Incyte Corp.*	1,245,605
13,092	Shire PLC ADR	2,294,635
12,518	Vertex Pharmaceuticals, Inc.*	2,308,319

		9,493,442

Capital Markets – 1.0%
19,921	Northern Trust Corp.	2,140,711

Chemicals – 2.2%
16,271	DowDuPont, Inc.	1,141,085
16,837	Ecolab, Inc.	2,533,632
2,675	The Sherwin-Williams Co.	1,218,676

		4,893,393

Communications Equipment – 0.9%
44,028	Cisco Systems, Inc.	2,103,218

Electrical Equipment* – 0.6%
25,775	Sensata Technologies Holding PLC	1,364,786

Electronic Equipment, Instruments & Components – 1.0%
23,981	Amphenol Corp. Class A	2,268,123

Equity Real Estate Investment Trusts (REITs) – 1.7%
14,414	American Tower Corp.	2,149,416
3,761	Equinix, Inc.	1,640,285

		3,789,701

Food & Staples Retailing – 1.0%
24,321	Walmart, Inc.	2,331,411

Food Products – 0.4%
16,995	The Kraft Heinz Co.	990,299

Common Stocks – (continued)
Health Care Equipment & Supplies – 4.1%
75,939	Boston Scientific Corp.*	2,700,391
20,708	Danaher Corp.	2,144,106
14,445	Edwards Lifesciences Corp.*	2,083,547
4,029	Intuitive Surgical, Inc.*	2,256,240

		9,184,284

Health Care Providers & Services – 1.4%
6,059	Humana, Inc.	2,019,222
4,359	UnitedHealth Group, Inc.	1,170,217

		3,189,439

Hotels, Restaurants & Leisure – 2.8%
1,279	Chipotle Mexican Grill, Inc.*	607,755
28,859	Dunkin’ Brands Group, Inc.	2,103,532
17,042	Las Vegas Sands Corp.	1,114,888
15,248	McDonald’s Corp.	2,473,683

		6,299,858

Household Products – 0.9%
29,473	Colgate-Palmolive Co.	1,957,302

Industrial Conglomerates – 2.0%
21,574	Honeywell International, Inc.	3,431,560
3,667	Roper Technologies, Inc.	1,094,123

		4,525,683

Insurance* – 0.5%
882	Markel Corp.	1,066,162

Internet & Direct Marketing Retail* – 8.0%
7,160	Amazon.com, Inc.	14,411,004
9,237	Netflix, Inc.	3,396,260

		17,807,264

Internet Software & Services* – 9.5%
5,256	Alibaba Group Holding Ltd. ADR	919,852
5,885	Alphabet, Inc. Class A	7,249,143
4,454	Alphabet, Inc. Class C	5,425,818
42,942	Facebook, Inc. Class A	7,546,198

		21,141,011

IT Services – 6.4%
18,725	Fiserv, Inc.*	1,499,311
17,089	Global Payments, Inc.	2,128,948
20,079	Mastercard, Inc. Class A	4,328,229
42,407	Visa, Inc. Class A	6,229,164

		14,185,652

Life Sciences Tools & Services – 2.5%
33,422	Agilent Technologies, Inc.	2,257,322
9,190	Illumina, Inc.*	3,260,888

		5,518,210

Machinery – 1.8%
18,914	Fortive Corp.	1,588,398
7,837	Stanley Black & Decker, Inc.	1,101,333
17,655	Xylem, Inc.	1,340,191

		4,029,922

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Media – 1.0%
57,072	Comcast Corp. Class A	$2,111,093

Oil, Gas & Consumable Fuels – 1.8%
9,962	Diamondback Energy, Inc.	1,206,199
16,790	EOG Resources, Inc.	1,985,082
10,543	Marathon Petroleum Corp.	867,583

		4,058,864

Pharmaceuticals – 2.8%
34,303	Eli Lilly & Co.	3,624,112
29,504	Zoetis, Inc.	2,673,062

		6,297,174

Road & Rail – 1.3%
37,466	CSX Corp.	2,778,479

Semiconductors & Semiconductor Equipment – 4.9%
25,460	Analog Devices, Inc.	2,516,721
52,908	Marvell Technology Group Ltd.	1,094,137
11,739	NVIDIA Corp.	3,294,902
16,005	NXP Semiconductors NV*	1,490,706
22,124	Texas Instruments, Inc.	2,486,738

		10,883,204

Software – 12.7%
12,778	Adobe Systems, Inc.*	3,367,130
9,017	Autodesk, Inc.*	1,391,774
18,080	Electronic Arts, Inc.*	2,050,453
12,840	Intuit, Inc.	2,817,995
131,091	Microsoft Corp.	14,725,452
25,775	salesforce.com, Inc.*	3,935,327

		28,288,131

Specialty Retail – 1.7%
22,345	Ross Stores, Inc.	2,140,204
8,349	The Home Depot, Inc.	1,676,229

		3,816,433

Technology Hardware, Storage & Peripherals – 7.1%
69,519	Apple, Inc.	15,824,610

Textiles, Apparel & Luxury Goods – 2.5%
49,016	NIKE, Inc. Class B	4,029,115
11,204	PVH Corp.	1,603,965

		5,633,080

Tobacco – 0.5%
13,182	Philip Morris International, Inc.	1,026,746

TOTAL COMMON STOCKS
(Cost $121,738,354)		$219,359,265

Shares	Distribution Rate	Value
Investment Companies(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
570	1.879%	$570
(Cost $570)

TOTAL INVESTMENTS – 98.5%
(Cost $121,738,924)		$219,359,835

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		3,399,410

NET ASSETS – 100.0%		$222,759,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.7%
Communications Equipment – 2.7%
297,062	Cisco Systems, Inc.	$14,190,652

Electronic Equipment, Instruments & Components – 2.9%
166,501	Amphenol Corp. Class A	15,747,665

Equity Real Estate Investment Trusts (REITs) – 4.2%
92,509	American Tower Corp.	13,794,942
19,444	Equinix, Inc.	8,480,112

22,275,054

Internet & Direct Marketing Retail – 10.1%
24,716	Amazon.com, Inc.*	49,746,140
35,983	Expedia Group, Inc.	4,695,782

54,441,922

Internet Software & Services* – 16.6%
75,350	Alibaba Group Holding Ltd. ADR	13,187,004
17,340	Alphabet, Inc. Class A	21,359,412
18,727	Alphabet, Inc. Class C	22,813,044
133,018	Facebook, Inc. Class A	23,375,253
102,157	GoDaddy, Inc. Class A	8,321,709

89,056,422

IT Services – 14.4%
141,741	Black Knight, Inc.*	7,568,969
97,485	Fidelity National Information Services, Inc.	10,544,952
113,613	Global Payments, Inc.	14,153,908
64,519	Mastercard, Inc. Class A	13,907,716
111,934	Total System Services, Inc.	10,873,269
139,553	Visa, Inc. Class A	20,498,940

		77,547,754

Life Sciences Tools & Services* – 1.0%
15,679	Illumina, Inc.	5,563,379

Semiconductors & Semiconductor Equipment – 12.5%
223,744	Advanced Micro Devices, Inc.*	5,631,636
106,388	Analog Devices, Inc.	10,516,454
144,154	Applied Materials, Inc.	6,201,505
601,590	Marvell Technology Group Ltd.	12,440,881
40,522	NVIDIA Corp.	11,373,715
83,480	NXP Semiconductors NV*	7,775,327
119,604	Texas Instruments, Inc.	13,443,490

67,383,008

Software – 28.6%
111,992	Activision Blizzard, Inc.	8,074,623
64,039	Adobe Systems, Inc.*	16,874,917
46,705	Autodesk, Inc.*	7,208,917
96,822	Citrix Systems, Inc.*	11,039,644
44,184	Intuit, Inc.	9,697,062
410,093	Microsoft Corp.	46,065,747
82,012	PTC, Inc.*	8,196,279
71,555	Red Hat, Inc.*	10,570,820
91,517	salesforce.com, Inc.*	13,972,816
70,595	ServiceNow, Inc.*	13,862,034
61,518	Splunk, Inc.*	7,883,532

153,446,391

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 5.7%
135,263	Apple, Inc.	30,789,917

TOTAL COMMON STOCKS
(Cost $273,307,421)		$530,442,164

Shares	Distribution Rate	Value
Investment Companies(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,263	1.879%	$1,263
(Cost $1,263)

TOTAL INVESTMENTS – 98.7%
(Cost $273,308,684)		$530,443,427

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		7,167,121

NET ASSETS – 100.0%		$537,610,548

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2018

	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $8,413,108, $773,191,503, and $105,573,210)(a)	$9,801,486	$1,011,880,982	$165,167,482
Investments of affiliated issuers, at value (cost $99,977, $5,675, and $0)	99,977	5,675	—
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	—	2,135,000	—
Cash	168,251	1,966,010	1,569,478
Receivables:
Reimbursement from investment adviser	46,292	117,840	24,414
Dividends	22,084	1,368,789	240,080
Fund shares sold	13,182	67,932	866
Foreign tax reclaims	233	32,145	—
Securities lending income	—	699	—
Other assets	40,048	81,390	93,797
Total assets	10,191,553	1,017,656,462	167,096,117

Liabilities:
Payables:
Fund shares redeemed	119,519	1,538,226	101,748
Management fees	4,423	602,609	105,278
Distribution and Service fees and Transfer Agency fees	1,313	346,680	8,054
Investments purchased	273	5,675	—
Payable upon return of securities loaned	—	2,135,000	—
Accrued expenses	100,648	250,104	151,450
Total liabilities	226,176	4,878,294	366,530

Net Assets:
Paid-in capital	7,946,058	509,964,936	92,141,315
Undistributed net investment income	65,008	714,653	372,138
Accumulated net realized gain	565,933	263,409,100	14,621,862
Net unrealized gain	1,388,378	238,689,479	59,594,272
NET ASSETS	$9,965,377	$1,012,778,168	$166,729,587
Net Assets:
Class A	$2,532,584	$745,362,447	$5,633,455
Class C	171,795	65,983,399	2,136,649
Institutional	4,968,966	77,292,688	15,285,907
Service	—	1,802,181	—
Investor	234,620	9,258,872	462,513
Class P	2,026,371	104,131,436	143,078,162
Class R	20,468	8,886,785	33,784
Class R6	10,573	60,360	99,117
Total Net Assets	$9,965,377	$1,012,778,168	$166,729,587
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	180,886	22,960,722	291,496
Class C	12,817	2,748,265	134,518
Institutional	352,351	2,161,306	741,709
Service	—	57,530	—
Investor	16,632	281,119	23,528
Class P	143,625	2,913,251	6,944,636
Class R	1,455	284,297	1,809
Class R6	749	1,688	4,810
Net asset value, offering and redemption price per share:(b)
Class A	$14.00	$32.46	$19.33
Class C	13.40	24.01	15.88
Institutional	14.10	35.76	20.61
Service	—	31.33	—
Investor	14.11	32.94	19.66
Class P	14.11	35.74	20.60
Class R	14.07	31.26	18.68
Class R6	14.11	35.75	20.60

(a)	Includes loaned securities having a market value of $2,092,300 for the Capital Growth Fund.
(b)	Maximum public offering price per share for Class A Shares of the Blue Chip, Capital Growth and Concentrated Growth Funds is $14.81, $34.35 and $20.46, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2018

	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $16,063,747, $1,536,357,117, and $1,789,176,874)(a)	$20,986,214	$2,126,138,163	$2,443,349,680
Investments of affiliated issuers, at value (cost $0, $35,064,516, and $25,981,945)	—	35,064,516	25,981,945
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	70,000	26,971,503	12,039,425
Cash	165,049	32,600,588	37,659,181
Receivables:
Reimbursement from investment adviser	44,989	102,307	—
Dividends	36,044	1,088,222	1,380,798
Fund shares sold	5,043	753,654	1,086,957
Securities lending income	21	5,183	62,911
Other assets	67,493	84,000	168,220
Total assets	21,374,853	2,222,808,136	2,521,729,117

Liabilities:
Payables:
Fund shares redeemed	—	7,208,013	3,580,662
Management fees	9,715	1,684,394	1,725,281
Distribution and Service fees and Transfer Agency fees	3,512	297,192	458,195
Investments purchased	—	27,702	43,419
Payable upon return of securities loaned	70,000	26,971,503	12,039,425
Accrued expenses	116,645	274,951	200,688
Total liabilities	199,872	36,463,755	18,047,670

Net Assets:
Paid-in capital	14,956,843	1,255,716,349	1,601,867,846
Undistributed (distributions in excess of) net investment income (loss)	134,009	1,128,660	(6,565,686)
Accumulated net realized gain	1,161,662	339,718,326	254,206,481
Net unrealized gain	4,922,467	589,781,046	654,172,806
NET ASSETS	$21,174,981	$2,186,344,381	$2,503,681,447
Net Assets:
Class A	$5,489,524	$421,605,316	$346,288,500
Class C	1,304,156	77,989,797	232,881,480
Institutional	1,633,433	1,178,238,872	1,067,540,263
Service	—	34,210,518	18,210,375
Investor	68,108	93,889,319	529,670,452
Class P	12,616,238	94,974,095	245,612,175
Class R	49,435	54,359,367	24,214,997
Class R6	14,087	231,077,097	39,263,205
Total Net Assets	$21,174,981	$2,186,344,381	$2,503,681,447
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	433,619	18,003,837	14,463,149
Class C	118,583	4,842,103	11,304,984
Institutional	120,036	42,415,402	41,655,786
Service	—	1,535,116	781,022
Investor	5,100	3,817,750	21,317,724
Class P	926,658	3,416,128	9,577,619
Class R	4,072	2,434,096	1,048,970
Class R6	1,035	8,313,570	1,531,264
Net asset value, offering and redemption price per share:(b)
Class A	$12.66	$23.42	$23.94
Class C	11.00	16.11	20.60
Institutional	13.61	27.78	25.63
Service	—	22.29	23.32
Investor	13.35	24.59	24.85
Class P	13.61	27.80	25.64
Class R	12.14	22.33	23.08
Class R6	13.61	27.80	25.64

(a)	Includes loaned securities having a market value of $68,600, $26,397,595, and $11,735,559, for the Flexible Cap, Growth Opportunities, and Small/Mid Cap Growth Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Flexible Cap, Growth Opportunities and Small/Mid Cap Growth Funds is $13.40, $24.78 and $25.33, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2018

	Strategic Growth Fund	Technology Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $121,738,354 and $273,307,421)	$219,359,265	$530,442,164
Investments of affiliated issuers, at value (cost $570 and $1,263)	570	1,263
Cash	3,291,017	7,842,639
Receivables:
Reimbursement from investment adviser	48,443	72,372
Dividends	246,211	344,631
Fund shares sold	100,020	625,905
Securities lending income	915	—
Other assets	93,994	80,314
Total assets	223,140,435	539,409,288

Liabilities:
Payables:
Fund shares redeemed	89,710	1,030,005
Management fees	131,813	417,903
Distribution and Service fees and Transfer Agency fees	25,433	174,945
Investments purchased	570	1,263
Accrued expenses	133,664	174,624
Total liabilities	381,190	1,798,740

Net Assets:
Paid-in capital	68,243,222	191,914,223
Undistributed (distributions in excess of) net investment income (loss)	501,594	(1,969,779)
Accumulated net realized gain	56,393,518	90,531,361
Net unrealized gain	97,620,911	257,134,743
NET ASSETS	$222,759,245	$537,610,548
Net Assets:
Class A	$30,173,889	$312,289,349
Class C	9,080,540	57,207,270
Institutional	75,469,641	87,522,173
Service	596,601	33,108,752
Investor	2,577,886	22,519,925
Class P	104,590,410	24,950,805
Class R	255,070	—
Class R6	15,208	12,274
Total Net Assets	$222,759,245	$537,610,548
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,182,093	11,190,466
Class C	839,663	2,481,400
Institutional	5,059,467	2,843,412
Service	43,636	1,210,487
Investor	173,134	742,412
Class P	7,020,416	810,421
Class R	18,907	—
Class R6	1,020	399
Net asset value, offering and redemption price per share:(a)
Class A	$13.83	$27.91
Class C	10.81	23.05
Institutional	14.92	30.78
Service	13.67	27.35
Investor	14.89	30.33
Class P	14.90	30.79
Class R	13.49	—
Class R6	14.91	30.78	(c)

(a)	Maximum public offering price per share for Class A Shares of the Strategic Growth and Technology Opportunities Funds is,$14.63 and $29.53, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2018

	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes $0, $7,683, and $0)	$137,170	$11,532,889	$1,743,012
Dividends — affiliated issuers	2,583	30,195	2,263
Securities lending income — affiliated issuer	—	10,884	68
Total investment income	139,753	11,573,968	1,745,343

Expenses:
Management fees	42,558	7,740,579	1,301,925
Distribution and Service fees(a)	8,038	2,467,620	34,429
Transfer Agency fees(a)	6,560	1,492,328	70,724
Printing and mailing costs	34,620	290,287	96,936
Custody, accounting and administrative services	60,019	252,597	66,203
Professional fees	137,450	123,948	166,272
Service Share fees — Service Plan	—	4,054	—
Service Share fees — Shareholder Administration Plan	—	4,054	—
Registration fees	52,698	20,428	11,987
Trustee fees	16,553	18,614	16,508
Other	6,538	24,715	10,226
Total expenses	365,034	12,439,224	1,775,210
Less — expense reductions	(303,288)	(1,592,749)	(474,706)
Net expenses	61,746	10,846,475	1,300,504
NET INVESTMENT INCOME (LOSS)	78,007	727,493	444,839

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $0, $1,666 and $2,344)	745,297	283,002,758	22,191,534
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	324,442	(91,364,384)	11,135,644
Net realized and unrealized gain	1,069,739	191,638,374	33,327,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,147,746	$192,365,867	$33,772,017

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Blue Chip	$5,191	$2,747	$100	$3,737	$494	$1,797	$—	$377	$115	$36	$4
Capital Growth	1,772,107	652,666	42,847	1,275,917	117,480	60,930	649	16,002	5,919	15,425	6
Concentrated Growth	13,505	20,779	145	9,723	3,740	48,280	—	864	8,041	52	24

(b)	Class P Shares commenced operations April 17, 2018.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2018

	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $29, $0 and $0)	$335,978	$16,389,775	$14,067,335
Dividends — affiliated issuers	150	393,456	413,651
Securities lending income — affiliated issuer	1,284	86,389	466,982
Total investment income	337,412	16,869,620	14,947,968

Expenses:
Management fees	109,974	22,597,317	20,695,430
Distribution and Service fees(a)	27,729	2,251,063	3,228,908
Transfer Agency fees(a)	17,689	1,938,202	2,429,071
Printing and mailing costs	40,372	451,757	402,850
Custody, accounting and administrative services	68,446	195,426	186,563
Professional fees	132,407	100,526	102,144
Service Share fees — Service Plan	—	85,603	45,310
Service Share fees — Shareholder Administration Plan	—	85,603	45,310
Registration fees	34,636	48,944	25,486
Trustee fees	16,580	21,875	21,584
Other	7,499	73,920	111,738
Total expenses	455,332	27,850,236	27,294,394
Less — expense reductions	(301,280)	(1,599,139)	(1,394,861)
Net expenses	154,052	26,251,097	25,899,533
NET INVESTMENT INCOME (LOSS)	183,360	(9,381,477)	(10,951,565)

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $0, $68,803 and $24,850)	4,574,331	489,114,569	335,369,681
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,262,467)	(46,209,290)	207,824,664
Net realized and unrealized gain	3,311,864	442,905,279	543,194,345
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,495,224	$433,523,802	$532,242,780

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Flexible Cap	$13,577	$13,930	$222	$9,775	$2,508	$4,780	$—	$231	$311	$80	$4
Growth Opportunities	1,116,781	850,866	283,416	804,083	153,156	592,483	13,697	210,718	5,393	102,030	56,642
Small/Mid Cap Growth	863,573	2,242,840	122,495	621,773	403,711	467,896	7,250	861,367	14,119	44,098	8,857

(b)	Class P Shares commenced operations April 17, 2018.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2018

	Strategic Growth Fund	Technology Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$2,620,559	$3,558,020
Dividends — affiliated issuers	1,892	10,978
Securities lending income — affiliated issuer	13,389	624
Total investment income	2,635,840	3,569,622

Expenses:
Management fees	2,052,397	4,684,975
Distribution and Service fees(a)	171,341	1,256,512
Transfer Agency fees(a)	159,877	704,977
Printing and mailing costs	80,034	189,767
Professional fees	123,997	127,267
Custody, accounting and administrative services	76,723	86,394
Service Share fees — Service Plan	1,286	63,492
Service Share fees — Shareholder Administration Plan	1,286	63,492
Registration fees	30,751	14,392
Trustee fees	17,071	17,587
Other	15,462	17,637
Total expenses	2,730,225	7,226,492
Less — expense reductions	(592,595)	(509,940)
Net expenses	2,137,630	6,716,552
NET INVESTMENT INCOME (LOSS)	498,210	(3,146,930)

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $1,749 and $31,948)	61,825,326	103,117,671
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(5,938,473)	30,134,338
Net realized and unrealized gain	55,886,853	133,252,009
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,385,063	$130,105,079

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Strategic Growth	$79,516	$90,811	$1,014	$57,252	$16,346	$75,616	$206	$4,177	$5,911	$365	$4
Technology Opportunities	720,639	535,873	—	518,860	96,457	38,989	10,159	39,933	577	—	2	(c)

(b)	Class P Shares commenced operations April 17, 2018.
(c)	Class R6 Shares commenced operations on December 29, 2017.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Blue Chip Fund		Capital Growth Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$78,007	$53,643	$727,493	$1,303,145
Net realized gain	745,297	1,424,777	283,002,758	65,849,893
Net change in unrealized gain (loss)	324,442	(486,767)	(91,364,384)	101,955,647
Net increase in net assets resulting from operations	1,147,746	991,653	192,365,867	169,108,685

Distributions to shareholders:
From net investment income
Class A Shares	(13,883)	(10,370)	(463,240)	(351,955)
Class C Shares	(674)	—	—	—
Institutional Shares	(35,590)	(57,578)	(645,455)	(602,702)
Investor Shares	(1,830)	(1,491)	(31,502)	(15,368)
Class R Shares	(66)	—	(10,246)	—
Class R6 Shares	(103)	(101)	(80)	(45)
From net realized gains
Class A Shares	(385,890)	(326)	(56,005,644)	(8,263,004)
Class C Shares	(54,330)	(23)	(6,772,737)	(1,166,606)
Institutional Shares	(698,328)	(796)	(12,497,022)	(1,734,258)
Service Shares	—	—	(125,587)	(21,688)
Investor Shares	(38,634)	(31)	(756,240)	(59,705)
Class R Shares	(4,374)	(3)	(724,087)	(48,146)
Class R6 Shares	(2,253)	(2)	(1,390)	(123)
Total distributions to shareholders	(1,235,955)	(70,721)	(78,033,230)	(12,263,600)

From share transactions:
Proceeds from sales of shares	7,069,385	2,329,929	133,283,768	53,323,647
Reinvestment of distributions	1,036,474	70,721	74,027,178	11,586,016
Cost of shares redeemed	(3,829,883)	(4,802,428)	(226,927,471)	(153,503,624)
Net increase (decrease) in net assets resulting from share transactions	4,275,976	(2,401,778)	(19,616,525)	(88,593,961)
TOTAL INCREASE (DECREASE)	4,187,767	(1,480,846)	94,716,112	68,251,124

Net assets:
Beginning of year	5,777,610	7,258,456	918,062,056	849,810,932
End of year	$9,965,377	$5,777,610	$1,012,778,168	$918,062,056
Undistributed net investment income	$65,008	$39,404	$714,653	$1,308,106

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Concentrated Growth Fund		Flexible Cap Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$444,839	$638,548	$183,360	$28,176
Net realized gain	22,191,534	13,025,972	4,574,331	1,505,809
Net change in unrealized gain (loss)	11,135,644	8,307,250	(1,262,467)	1,684,947
Net increase in net assets resulting from operations	33,772,017	21,971,770	3,495,224	3,218,932

Distributions to shareholders:
From net investment income
Class A Shares	(1,554)	(11,087)	(6,194)	—
Institutional Shares	(532,295)	(751,721)	(57,444)	—
Investor Shares	(853)	(2,033)	—	—
Class R6 Shares	(242)	(63)	(59)	—
From net realized gains
Class A Shares	(652,521)	(23,848)	(1,420,632)	(5,826)
Class C Shares	(290,281)	(10,841)	(384,365)	(1,496)
Institutional Shares	(15,758,072)	(508,883)	(2,958,151)	(9,494)
Investor Shares	(47,728)	(1,669)	(47,179)	(198)
Class R Shares	(3,177)	(104)	(10,791)	(27)
Class R6 Shares	(6,330)	(40)	(2,924)	(10)
Total distributions to shareholders	(17,293,053)	(1,310,289)	(4,887,739)	(17,051)

From share transactions:
Proceeds from sales of shares	142,848,495	4,745,172	15,023,654	3,771,805
Proceeds received in connection with merger	—	16,473,232	—	—
Reinvestment of distributions	16,915,941	1,290,974	4,887,739	17,051
Cost of shares redeemed	(160,682,995)	(36,067,794)	(16,024,957)	(5,285,565)
Net increase (decrease) in net assets resulting from share transactions	(918,559)	(13,558,416)	3,886,436	(1,496,709)
TOTAL INCREASE	15,560,405	7,103,065	2,493,921	1,705,172

Net assets:
Beginning of year	151,169,182	144,066,117	18,681,060	16,975,888
End of year	$166,729,587	$151,169,182	$21,174,981	$18,681,060
Undistributed net investment income	$372,138	$481,013	$134,009	$13,337

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund		Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment (loss)	$(9,381,477)	$(9,772,929)	$(10,951,565)	$(10,642,101)
Net realized gain	489,114,569	393,054,686	335,369,681	254,078,523
Net change in unrealized gain (loss)	(46,209,290)	(32,271,065)	207,824,664	40,610,151
Net increase in net assets resulting from operations	433,523,802	351,010,692	532,242,780	284,046,573

Distributions to shareholders:
From net realized gains
Class A Shares	(83,073,494)	(14,410,877)	(42,706,708)	(22,115,735)
Class C Shares	(21,738,994)	(3,935,680)	(31,198,094)	(9,352,469)
Institutional Shares	(254,482,256)	(45,399,922)	(141,294,637)	(37,610,927)
Service Shares	(6,431,452)	(939,914)	(2,192,847)	(484,480)
Investor Shares	(21,849,524)	(3,279,388)	(55,620,264)	(10,342,325)
Class R Shares	(11,017,200)	(1,600,130)	(3,313,405)	(1,149,251)
Class R6 Shares	(26,019,891)	(2,386,639)	(3,036,144)	(610,048)
Total distributions to shareholders	(424,612,811)	(71,952,550)	(279,362,099)	(81,665,235)

From share transactions:
Proceeds from sales of shares	663,942,711	603,609,908	667,329,618	686,406,541
Reinvestment of distributions	390,075,550	64,113,934	251,642,738	73,298,159
Cost of shares redeemed	(1,467,615,153)	(1,557,638,716)	(889,675,339)	(1,349,413,511)
Net increase (decrease) in net assets resulting from share transactions	(413,596,892)	(889,914,874)	29,297,017	(589,708,811)
TOTAL INCREASE (DECREASE)	(404,685,901)	(610,856,732)	282,177,698	(387,327,473)

Net assets:
Beginning of year	2,591,030,282	3,201,887,014	2,221,503,749	2,608,831,222
End of year	$2,186,344,381	$2,591,030,282	$2,503,681,447	$2,221,503,749
Distributions in excess of net investment loss	$1,128,660	$(5,528,419)	$(6,565,686)	$(4,405,886)

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income (loss)	$498,210	$1,304,079	$(3,146,930)	$(3,016,454)
Net realized gain	61,825,326	58,561,041	103,117,671	27,226,851
Net change in unrealized gain (loss)	(5,938,473)	(1,626,503)	30,134,338	80,622,920
Net increase in net assets resulting from operations	56,385,063	58,238,617	130,105,079	104,833,317

Distributions to shareholders:
From net investment income
Class A Shares	—	(143,097)	—	—
Institutional Shares	(1,263,130)	(1,865,022)	—	—
Service Shares	(1,269)	(1,064)	—	—
Investor Shares	(11,296)	(4,837)	—	—
Class R Shares	(258)	(579)	—	—
Class R6 Shares	(73)	(71)	— (a)	—
From net realized gains
Class A Shares	(5,870,001)	(1,309,232)	(20,110,843)	(10,972,102)
Class C Shares	(2,284,131)	(359,532)	(4,428,142)	(2,857,031)
Institutional Shares	(45,219,530)	(7,706,675)	(5,936,457)	(3,662,504)
Service Shares	(108,320)	(8,931)	(1,573,961)	(563,605)
Investor Shares	(448,083)	(24,506)	(1,638,714)	(412,820)
Class R Shares	(39,020)	(4,139)	—	—
Class R6 Shares	(2,442)	(285)	— (a)	—
Total distributions to shareholders	(55,247,553)	(11,427,970)	(33,688,117)	(18,468,062)

From share transactions:
Proceeds from sales of shares	142,949,552	58,640,340	123,020,803	101,121,736
Reinvestment of distributions	53,450,381	11,138,138	31,099,776	16,881,342
Cost of shares redeemed	(244,453,101)	(200,254,330)	(159,782,824)	(145,124,804)
Net decrease in net assets resulting from share transactions	(48,053,168)	(130,475,852)	(5,662,245)	(27,121,726)
TOTAL INCREASE (DECREASE)	(46,915,658)	(83,665,205)	90,754,717	59,243,529

Net assets:
Beginning of year	269,674,903	353,340,108	446,855,831	387,612,302
End of year	$222,759,245	$269,674,903	$537,610,548	$446,855,831
Undistributed (distributions in excess of) net investment income (loss)	$501,594	$1,285,219	$(1,969,779)	$(1,923,459)

(a)	Commenced operations on December 29, 2017.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.84	$13.08	$13.92	$16.66	$14.79
Net investment income(a)	0.11	0.07	0.09	0.09	0.06
Net realized and unrealized gain (loss)	2.15	1.76	0.50	(0.17)	3.23
Total from investment operations	2.26	1.83	0.59	(0.08)	3.29
Distributions to shareholders from net investment income	(0.09)	(0.07)	(0.07)	(0.07)	(0.05)
Distributions to shareholders from net realized gains	(3.01)	— (b)	(1.36)	(2.59)	(1.37)
Total distributions	(3.10)	(0.07)	(1.43)	(2.66)	(1.42)
Net asset value, end of year	$14.00	$14.84	$13.08	$13.92	$16.66
Total return(c)	17.50%	14.06%	4.39%	(1.22)%	23.41%
Net assets, end of year (in 000s)	$2,533	$1,880	$2,124	$3,086	$4,542
Ratio of net expenses to average net assets	1.04%	1.17%	1.22%	1.21%	1.20%
Ratio of total expenses to average net assets	5.12%	4.64%	3.60%	2.81%	3.04%
Ratio of net investment income to average net assets	0.81%	0.53%	0.67%	0.57%	0.37%
Portfolio turnover rate(d)	71%	77%	49%	67%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.36	$12.69	$13.56	$16.33	$14.58
Net investment income (loss)(a)	0.01	(0.02)	(0.01)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	2.07	1.69	0.50	(0.15)	3.18
Total from investment operations	2.08	1.67	0.49	(0.18)	3.12
Distributions to shareholders from net investment income	(0.03)	—	—	—	—
Distributions to shareholders from net realized gains	(3.01)	— (b)	(1.36)	(2.59)	(1.37)
Total distributions	(3.04)	— (b)	(1.36)	(2.59)	(1.37)
Net asset value, end of year	$13.40	$14.36	$12.69	$13.56	$16.33
Total return(c)	16.66%	13.18%	3.66%	(1.96)%	22.44%
Net assets, end of year (in 000s)	$172	$178	$195	$355	$247
Ratio of net expenses to average net assets	1.80%	1.92%	1.97%	1.97%	1.95%
Ratio of total expenses to average net assets	5.86%	5.38%	4.33%	3.56%	3.78%
Ratio of net investment income (loss) to average net assets	0.05%	(0.18)%	(0.10)%	(0.21)%	(0.37)%
Portfolio turnover rate(d)	71%	77%	49%	67%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.92	$13.17	$14.01	$16.75	$14.85
Net investment income(a)	0.16	0.12	0.14	0.14	0.12
Net realized and unrealized gain (loss)	2.17	1.77	0.51	(0.16)	3.25
Total from investment operations	2.33	1.89	0.65	(0.02)	3.37
Distributions to shareholders from net investment income	(0.14)	(0.14)	(0.13)	(0.13)	(0.10)
Distributions to shareholders from net realized gains	(3.01)	— (b)	(1.36)	(2.59)	(1.37)
Total distributions	(3.15)	(0.14)	(1.49)	(2.72)	(1.47)
Net asset value, end of year	$14.10	$14.92	$13.17	$14.01	$16.75
Total return(c)	17.92%	14.43%	4.84%	(0.82)%	23.92%
Net assets, end of year (in 000s)	$4,969	$3,499	$4,754	$10,855	$8,995
Ratio of net expenses to average net assets	0.68%	0.79%	0.82%	0.81%	0.80%
Ratio of total expenses to average net assets	4.65%	4.28%	3.16%	2.42%	2.65%
Ratio of net investment income to average net assets	1.20%	0.88%	1.10%	0.93%	0.76%
Portfolio turnover rate(d)	71%	77%	49%	67%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.92	$13.16	$13.98	$16.72	$14.83
Net investment income(a)	0.14	0.11	0.13	0.11	0.10
Net realized and unrealized gain (loss)	2.18	1.76	0.50	(0.15)	3.24
Total from investment operations	2.32	1.87	0.63	(0.04)	3.34
Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.09)	(0.11)	(0.08)
Distributions to shareholders from net realized gains	(3.01)	— (b)	(1.36)	(2.59)	(1.37)
Total distributions	(3.13)	(0.11)	(1.45)	(2.70)	(1.45)
Net asset value, end of year	$14.11	$14.92	$13.16	$13.98	$16.72
Total return(c)	17.86%	14.27%	4.67%	(0.98)%	23.71%
Net assets, end of year (in 000s)	$235	$188	$156	$800	$205
Ratio of net expenses to average net assets	0.79%	0.92%	0.97%	0.96%	0.95%
Ratio of total expenses to average net assets	4.87%	4.47%	3.54%	1.06%	2.80%
Ratio of net investment income to average net assets	1.06%	0.78%	0.97%	0.73%	0.61%
Portfolio turnover rate(d)	71%	77%	49%	67%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Blue Chip Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$13.06
Net investment income(b)	0.06
Net realized and unrealized gain	0.99
Total from investment operations	1.05
Net asset value, end of period	$14.11
Total return(c)	8.04%
Net assets, end of period (in 000s)	$2,026
Ratio of net expenses to average net assets	0.66	%(d)
Ratio of total expenses to average net assets	5.72	%(d)
Ratio of net investment income to average net assets	1.23	%(d)
Portfolio turnover rate(e)	71%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.89	$13.09	$13.88	$16.62	$14.78
Net investment income(a)	0.08	0.04	0.07	0.04	0.02
Net realized and unrealized gain (loss)	2.16	1.76	0.50	(0.16)	3.23
Total from investment operations	2.24	1.80	0.57	(0.12)	3.25
Distributions to shareholders from net investment income	(0.05)	—	—	(0.03)	(0.04)
Distributions to shareholders from net realized gains	(3.01)	— (b)	(1.36)	(2.59)	(1.37)
Total distributions	(3.06)	— (b)	(1.36)	(2.62)	(1.41)
Net asset value, end of year	$14.07	$14.89	$13.09	$13.88	$16.62
Total return(c)	17.21%	13.77%	4.18%	(1.48)%	23.06%
Net assets, end of year (in 000s)	$20	$22	$19	$118	$110
Ratio of net expenses to average net assets	1.29%	1.41%	1.47%	1.46%	1.45%
Ratio of total expenses to average net assets	5.36%	4.88%	3.70%	3.10%	3.30%
Ratio of net investment income to average net assets	0.55%	0.30%	0.49%	0.28%	0.11%
Portfolio turnover rate(d)	71%	77%	49%	67%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Blue Chip Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$14.93	$13.17	$14.01	$15.04
Net investment income(b)	0.16	0.13	0.14	0.01
Net realized and unrealized gain (loss)	2.17	1.77	0.51	(1.04)
Total from investment operations	2.33	1.90	0.65	(1.03)
Distributions to shareholders from net investment income	(0.14)	(0.14)	(0.13)	—
Distributions to shareholders from net realized gains	(3.01)	— (c)	(1.36)	—
Total distributions	(3.15)	(0.14)	(1.49)	—
Net asset value, end of period	$14.11	$14.93	$13.17	$14.01
Total return(d)	17.94%	14.52%	4.86%	(6.85)%
Net assets, end of period (in 000s)	$11	$11	$10	$9
Ratio of net expenses to average net assets	0.68%	0.77%	0.81%	0.76	%(e)
Ratio of total expenses to average net assets	4.73%	4.20%	3.14%	1.65	%(e)
Ratio of net investment income to average net assets	1.16%	0.95%	1.09%	1.08	%(e)
Portfolio turnover rate(f)	71%	77%	49%	67%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$28.92	$24.15	$24.80	$28.16	$28.13
Net investment income (loss)(a)	0.02	0.04	0.03	0.01	(0.01)
Net realized and unrealized gain	6.01	5.07	1.37	1.00	6.41
Total from investment operations	6.03	5.11	1.40	1.01	6.40
Distributions to shareholders from net investment income	(0.02)	(0.01)	—	—	(0.08)
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Total distributions	(2.49)	(0.34)	(2.05)	(4.37)	(6.37)
Net asset value, end of year	$32.46	$28.92	$24.15	$24.80	$28.16
Total return(b)	22.01%	21.47%	5.79%	3.34%	25.50%
Net assets, end of year (in 000s)	$745,362	$671,371	$630,091	$669,345	$702,534
Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.15%	1.16%
Ratio of total expenses to average net assets	1.31%	1.51%	1.51%	1.49%	1.51%
Ratio of net investment income (loss) to average net assets	0.06%	0.14%	0.11%	0.04%	(0.05)%
Portfolio turnover rate(c)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.13	$18.68	$19.77	$23.45	$24.46
Net investment loss(a)	(0.16)	(0.12)	(0.12)	(0.15)	(0.18)
Net realized and unrealized gain	4.51	3.90	1.08	0.84	5.46
Total from investment operations	4.35	3.78	0.96	0.69	5.28
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Net asset value, end of year	$24.01	$22.13	$18.68	$19.77	$23.45
Total return(b)	21.11%	20.59%	4.98%	2.55%	24.57%
Net assets, end of year (in 000s)	$65,983	$62,701	$68,960	$75,941	$81,954
Ratio of net expenses to average net assets	1.89%	1.90%	1.90%	1.90%	1.91%
Ratio of total expenses to average net assets	2.06%	2.26%	2.26%	2.25%	2.26%
Ratio of net investment loss to average net assets	(0.70)%	(0.61)%	(0.64)%	(0.71)%	(0.80)%
Portfolio turnover rate(c)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$31.60	$26.35	$26.82	$30.01	$29.57
Net investment income(a)	0.13	0.15	0.13	0.12	0.10
Net realized and unrealized gain	6.62	5.54	1.49	1.06	6.79
Total from investment operations	6.75	5.69	1.62	1.18	6.89
Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.04)	—	(0.16)
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Total distributions	(2.59)	(0.44)	(2.09)	(4.37)	(6.45)
Net asset value, end of year	$35.76	$31.60	$26.35	$26.82	$30.01
Total return(b)	22.50%	21.96%	6.19%	3.75%	26.03%
Net assets, end of year (in 000s)	$77,293	$165,948	$141,442	$173,539	$147,642
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of total expenses to average net assets	0.93%	1.11%	1.11%	1.09%	1.11%
Ratio of net investment income to average net assets	0.40%	0.54%	0.50%	0.44%	0.35%
Portfolio turnover rate(c)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$28.00	$23.40	$24.12	$27.53	$27.62
Net investment income (loss)(a)	(0.01)	—	— (b)	(0.02)	(0.04)
Net realized and unrealized gain	5.81	4.93	1.33	0.98	6.29
Total from investment operations	5.80	4.93	1.33	0.96	6.25
Distributions to shareholders from net investment income	—	—	—	—	(0.05)
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Total distributions	(2.47)	(0.33)	(2.05)	(4.37)	(6.34)
Net asset value, end of year	$31.33	$28.00	$23.40	$24.12	$27.53
Total return(c)	21.91%	21.36%	5.66%	3.23%	25.39%
Net assets, end of year (in 000s)	$1,802	$1,437	$1,561	$1,917	$1,135
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.26%
Ratio of total expenses to average net assets	1.41%	1.61%	1.61%	1.60%	1.61%
Ratio of net investment income (loss) to average net assets	(0.04)%	0.02%	0.01%	(0.08)%	(0.15)%
Portfolio turnover rate(d)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$29.31	$24.48	$25.07	$28.36	$28.28
Net investment income(a)	0.09	0.11	0.08	0.07	0.06
Net realized and unrealized gain	6.11	5.13	1.40	1.01	6.44
Total from investment operations	6.20	5.24	1.48	1.08	6.50
Distributions to shareholders from net investment income	(0.10)	(0.08)	(0.02)	—	(0.13)
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Total distributions	(2.57)	(0.41)	(2.07)	(4.37)	(6.42)
Net asset value, end of year	$32.94	$29.31	$24.48	$25.07	$28.36
Total return(b)	22.35%	21.77%	6.05%	3.59%	25.80%
Net assets, end of year (in 000s)	$9,259	$8,496	$4,297	$3,823	$2,951
Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.90%	0.91%
Ratio of total expenses to average net assets	1.06%	1.26%	1.26%	1.24%	1.26%
Ratio of net investment income to average net assets	0.31%	0.43%	0.35%	0.28%	0.20%
Portfolio turnover rate(c)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Capital Growth Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$33.39
Net investment income(b)	0.09
Net realized and unrealized gain	2.26
Total from investment operations	2.35
Net asset value, end of period	$35.74
Total Return(c)	7.04%
Net assets, end of period (in 000s)	$104,131
Ratio of net expenses to average net assets	0.74	%(d)
Ratio of total expenses to average net assets	0.85	%(d)
Ratio of net investment income to average net assets	0.72	%(d)
Portfolio turnover rate(e)	93%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$28.01	$23.44	$24.19	$27.64	$27.75
Net investment loss(a)	(0.06)	(0.03)	(0.03)	(0.06)	(0.08)
Net realized and unrealized gain	5.81	4.93	1.33	0.98	6.31
Total from investment operations	5.75	4.90	1.30	0.92	6.23
Distributions to shareholders from net investment income	(0.03)	—	—	—	(0.05)
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	(4.37)	(6.29)
Total distributions	(2.50)	(0.33)	(2.05)	(4.37)	(6.34)
Net asset value, end of year	$31.26	$28.01	$23.44	$24.19	$27.64
Total return(b)	21.73%	21.19%	5.51%	3.05%	25.18%
Net assets, end of year (in 000s)	$8,887	$8,093	$3,450	$3,500	$3,571
Ratio of net expenses to average net assets	1.39%	1.40%	1.40%	1.40%	1.41%
Ratio of total expenses to average net assets	1.56%	1.77%	1.76%	1.74%	1.76%
Ratio of net investment loss to average net assets	(0.20)%	(0.10)%	(0.15)%	(0.21)%	(0.30)%
Portfolio turnover rate(c)	93%	48%	45%	55%	75%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Capital Growth Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$31.60	$26.34	$26.82	$28.86
Net investment income(b)	0.20	0.16	0.13	0.01
Net realized and unrealized gain (loss)	6.55	5.55	1.49	(2.05)
Total from investment operations	6.75	5.71	1.62	(2.04)
Distributions to shareholders from net investment income	(0.13)	(0.12)	(0.05)	—
Distributions to shareholders from net realized gains	(2.47)	(0.33)	(2.05)	—
Total distributions	(2.60)	(0.45)	(2.10)	—
Net asset value, end of period	$35.75	$31.60	$26.34	$26.82
Total return(c)	22.53%	21.99%	6.19%	(7.07)%
Net assets, end of period (in 000s)	$60	$16	$10	$9
Ratio of net expenses to average net assets	0.74%	0.75%	0.74%	0.76	%(d)
Ratio of total expenses to average net assets	0.90%	1.10%	1.09%	1.11	%(d)
Ratio of net investment income to average net assets	0.60%	0.56%	0.52%	0.54	%(d)
Portfolio turnover rate(e)	93%	48%	45%	55%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$17.62	$15.06		$16.06		$18.94		$17.05
Net investment income (loss)(a)	(0.01)	0.02		—	(b)	—	(c)(d)	(0.06)
Net realized and unrealized gain	3.82	2.64		0.81		0.55		3.78
Total from investment operations	3.81	2.66		0.81		0.55		3.72
Distributions to shareholders from net investment income	— (d)	(0.03)		—		—		—
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		(3.43)		(1.83)
Total distributions	(2.10)	(0.10)		(1.81)		(3.43)		(1.83)
Net asset value, end of year	$19.33	$17.62		$15.06		$16.06		$18.94
Total return(e)	23.68%	17.75%		5.10%		2.54%		22.88%
Net assets, end of year (in 000s)	$5,633	$5,462		$6,573		$7,350		$7,564
Ratio of net expenses to average net assets	1.17%	1.20%		1.22%		1.24%		1.27%
Ratio of total expenses to average net assets	1.51%	1.65%		1.63%		1.60%		1.60%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.11%		0.03	%(b)	0.02	%(c)	(0.32)%
Portfolio turnover rate(f)	44%	54	%(g)	55%		47%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$14.93	$12.84		$14.05		$17.09		$15.65
Net investment loss(a)	(0.12)	(0.08)		(0.09	)(b)	(0.11	)(c)	(0.17)
Net realized and unrealized gain	3.17	2.24		0.69		0.50		3.44
Total from investment operations	3.05	2.16		0.60		0.39		3.27
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		(3.43)		(1.83)
Net asset value, end of year	$15.88	$14.93		$12.84		$14.05		$17.09
Total return(d)	22.74%	16.88%		4.27%		1.78%		21.98%
Net assets, end of year (in 000s)	$2,137	$2,210		$2,192		$3,604		$3,460
Ratio of net expenses to average net assets	1.92%	1.95%		1.98%		1.99%		2.02%
Ratio of total expenses to average net assets	2.26%	2.40%		2.38%		2.35%		2.35%
Ratio of net investment loss to average net assets	(0.80)%	(0.61)%		(0.71	)%(b)	(0.74	)%(c)	(1.06)%
Portfolio turnover rate(e)	44%	54	%(f)	55%		47%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$18.65	$15.94		$16.88		$19.71		$17.63
Net investment income(a)	0.06	0.09		0.07	(b)	0.08	(c)	0.02
Net realized and unrealized gain	4.07	2.78		0.84		0.57		3.92
Total from investment operations	4.13	2.87		0.91		0.65		3.94
Distributions to shareholders from net investment income	(0.07)	(0.09)		(0.04)		(0.05)		(0.03)
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		(3.43)		(1.83)
Total distributions	(2.17)	(0.16)		(1.85)		(3.48)		(1.86)
Net asset value, end of year	$20.61	$18.65		$15.94		$16.88		$19.71
Total return(d)	24.13%	18.22%		5.47%		2.97%		23.44%
Net assets, end of year (in 000s)	$15,286	$142,623		$134,818		$155,652		$169,387
Ratio of net expenses to average net assets	0.81%	0.82%		0.82%		0.84%		0.87%
Ratio of total expenses to average net assets	1.20%	1.26%		1.23%		1.20%		1.20%
Ratio of net investment income to average net assets	0.31%	0.51%		0.43	%(b)	0.42	%(c)	0.09%
Portfolio turnover rate(e)	44%	54	%(f)	55%		47%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$17.88	$15.28		$16.26		$19.10		$17.15
Net investment income (loss)(a)	0.03	0.07		0.04	(b)	0.05	(c)	(0.01)
Net realized and unrealized gain	3.88	2.67		0.81		0.56		3.81
Total from investment operations	3.91	2.74		0.85		0.61		3.80
Distributions to shareholders from net investment income	(0.03)	(0.07)		(0.02)		(0.02)		(0.02)
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		(3.43)		(1.83)
Total distributions	(2.13)	(0.14)		(1.83)		(3.45)		(1.85)
Net asset value, end of year	$19.66	$17.88		$15.28		$16.26		$19.10
Total return(d)	23.94%	18.14%		5.31%		2.84%		23.20%
Net assets, end of year (in 000s)	$463	$780		$452		$342		$385
Ratio of net expenses to average net assets	0.92%	0.95%		0.97%		0.99%		1.02%
Ratio of total expenses to average net assets	1.26%	1.41%		1.38%		1.35%		1.35%
Ratio of Net investment income (loss)	0.17%	0.45%		0.27	%(b)	0.29	%(c)	(0.06)%
Portfolio turnover rate(e)	44%	54	%(f)	55%		47%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$18.54
Net investment income(b)	0.02
Net realized and unrealized gain	2.04
Total from investment operations	2.06
Net asset value, end of period	$20.60
Total Return(c)	11.11%
Net assets, end of period (in 000s)	$143,078
Ratio of net expenses to average net assets	0.79	%(d)
Ratio of total expenses to average net assets	0.72	%(d)
Ratio of net investment income to average net assets	0.32	%(d)
Portfolio turnover rate(e)	44%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R Shares
	Year Ended August 31,
	2018	2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$17.13	$14.65		$15.71		$18.64		$16.84
Net investment loss(a)	(0.05)	(0.02)		(0.04	)(b)	(0.05	)(c)	(0.10)
Net realized and unrealized gain	3.70	2.57		0.79		0.55		3.73
Total from investment operations	3.65	2.55		0.75		0.50		3.63
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		(3.43)		(1.83)
Net asset value, end of year	$18.68	$17.13		$14.65		$15.71		$18.64
Total return(d)	23.37%	17.46%		4.81%		2.28%		22.61%
Net assets, end of year (in 000s)	$34	$25		$22		$27		$14
Ratio of net expenses to average net assets	1.42%	1.45%		1.48%		1.49%		1.50%
Ratio of total expenses to average net assets	1.75%	1.91%		1.89%		1.87%		1.84%
Ratio of net investment loss to average net assets	(0.29)%	(0.14)%		(0.25	)%(b)	(0.31	)%(c)	(0.55)%
Portfolio turnover rate(e)	44%	54	%(f)	55%		47%		60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,					Period Ended August 31, 2015(a)
	2018	2017		2016
Per Share Data
Net asset value, beginning of period	$18.65	$15.95		$16.88		$18.04
Net investment income(b)	0.06	0.13		0.07	(c)	0.01	(d)
Net realized and unrealized gain (loss)	4.06	2.74		0.85		(1.17)
Total from investment operations	4.12	2.87		0.92		(1.16)
Distributions to shareholders from net investment income	(0.07)	(0.10)		(0.04)		—
Distributions to shareholders from net realized gains	(2.10)	(0.07)		(1.81)		—
Total distributions	(2.17)	(0.17)		(1.85)		—
Net asset value, end of period	$20.60	$18.65		$15.95		$16.88
Total return(e)	24.09%	18.17%		5.56%		(6.43)%
Net assets, end of period (in 000s)	$99	$68		$10		$9
Ratio of net expenses to average net assets	0.80%	0.82%		0.81%		0.77	%(f)
Ratio of total expenses to average net assets	1.09%	1.32%		1.21%		1.48	%(f)
Ratio of net investment income to average net assets	0.34%	0.74%		0.44	%(c)	0.46	%(d)(f)
Portfolio turnover rate(g)	44%	54	%(h)	55%		47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$14.09	$11.74	$11.90	$13.21		$11.83
Net investment income (loss)(a)	0.09	— (b)	(0.02)	(0.04	)(c)	(0.05)
Net realized and unrealized gain	2.17	2.36	0.59	0.63		3.01
Total from investment operations	2.26	2.36	0.57	0.59		2.96
Distributions to shareholders from net investment income	(0.01)	—	—	—		—
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	(1.90)		(1.58)
Total distributions	(3.69)	(0.01)	(0.73)	(1.90)		(1.58)
Net asset value, end of year	$12.66	$14.09	$11.74	$11.90		$13.21
Total return(d)	18.82%	20.14%	4.93%	4.59%		26.62%
Net assets, end of year (in 000s)	$5,490	$5,627	$5,927	$7,048		$5,665
Ratio of net expenses to average net assets	0.95%	1.20%	1.22%	1.24%		1.28%
Ratio of total expenses to average net assets	2.47%	3.01%	3.07%	2.97%		3.32%
Ratio of net investment income (loss) to average net assets	0.73%	(0.01)%	(0.21)%	(0.30	)%(c)	(0.40)%
Portfolio turnover rate(e)	157%	47%	46%	41%		56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$12.75	$10.71	$11.00	$12.43		$11.29
Net investment income (loss)(a)	— (c)	(0.09)	(0.10)	(0.12	)(b)	(0.14)
Net realized and unrealized gain	1.93	2.14	0.54	0.59		2.86
Total from investment operations	1.93	2.05	0.44	0.47		2.72
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	(1.90)		(1.58)
Net asset value, end of year	$11.00	$12.75	$10.71	$11.00		$12.43
Total return(d)	18.00%	19.18%	4.12%	3.83%		25.68%
Net assets, end of year (in 000s)	$1,304	$1,512	$1,474	$1,802		$1,119
Ratio of net expenses to average net assets	1.70%	1.95%	1.97%	1.98%		2.03%
Ratio of total expenses to average net assets	3.20%	3.76%	3.82%	3.71%		4.09%
Ratio of net investment loss to average net assets	(0.02)%	(0.75)%	(0.96)%	(1.04	)%(b)	(1.15)%
Portfolio turnover rate(e)	157%	47%	46%	41%		56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$14.88	$12.35	$12.44	$13.68		$12.17
Net investment income(a)	0.14	0.05	0.02	0.01	(b)	—	(c)
Net realized and unrealized gain	2.33	2.49	0.62	0.65		3.11
Total from investment operations	2.47	2.54	0.64	0.66		3.11
Distributions to shareholders from net investment income	(0.06)	—	—	—		(0.02)
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	(1.90)		(1.58)
Total distributions	(3.74)	(0.01)	(0.73)	(1.90)		(1.60)
Net asset value, end of year	$13.61	$14.88	$12.35	$12.44		$13.68
Total return(d)	19.29%	20.61%	5.29%	4.99%		27.21%
Net assets, end of year (in 000s)	$1,633	$11,111	$9,330	$8,586		$8,262
Ratio of net expenses to average net assets	0.59%	0.82%	0.82%	0.84%		0.88%
Ratio of total expenses to average net assets	2.01%	2.62%	2.68%	2.57%		2.92%
Ratio of net investment income to average net assets	1.04%	0.38%	0.20%	0.09	%(b)	—	%(e)
Portfolio turnover rate(f)	157%	47%	46%	41%		56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	Amount is less than 0.005% per share.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$14.63	$12.16	$12.27	$13.53		$12.05
Net investment income (loss)(a)	0.12	0.05	— (b)	—	(b)(c)	(0.02)
Net realized and unrealized gain	2.28	2.43	0.62	0.64		3.08
Total from investment operations	2.40	2.48	0.62	0.64		3.06
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	(1.90)		(1.58)
Net asset value, end of year	$13.35	$14.63	$12.16	$12.27		$13.53
Total return(d)	19.08%	20.43%	5.20%	4.88%		26.98%
Net assets, end of year (in 000s)	$68	$379	$197	$253		$126
Ratio of net expenses to average net assets	0.70%	0.95%	0.97%	0.98%		1.03%
Ratio of total expenses to average net assets	2.08%	2.83%	2.76%	2.66%		3.04%
Ratio of Net investment income (loss)	0.88%	0.35%	0.03%	(0.03	)%(c)	(0.17)%
Portfolio turnover rate(e)	157%	47%	46%	41%		56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$12.75
Net investment income(b)	0.09
Net realized and unrealized gain	0.77
Total from investment operations	0.86
Net asset value, end of period	$13.61
Total Return(c)	6.75%
Net assets, end of period (in 000s)	$12,616
Ratio of net expenses to average net assets	0.58	%(d)
Ratio of total expenses to average net assets	3.14	%(d)
Ratio of net investment income to average net assets	1.79	%(d)
Portfolio turnover rate(e)	157%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$13.67	$11.42	$11.63	$12.97		$11.66
Net investment income (loss)(a)	0.06	(0.03)	(0.05)	(0.07	)(b)	(0.08)
Net realized and unrealized gain	2.09	2.29	0.57	0.63		2.97
Total from investment operations	2.15	2.26	0.52	0.56		2.89
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	(1.90)		(1.58)
Net asset value, end of year	$12.14	$13.67	$11.42	$11.63		$12.97
Total return(c)	18.50%	19.83%	4.61%	4.43%		26.38%
Net assets, end of year (in 000s)	$49	$39	$37	$33		$55
Ratio of net expenses to average net assets	1.20%	1.45%	1.47%	1.49%		1.53%
Ratio of total expenses to average net assets	2.74%	3.28%	3.33%	3.24%		3.56%
Ratio of net investment income (loss) to average net assets	0.48%	(0.23)%	(0.45)%	(0.55	)%(b)	(0.65)%
Portfolio turnover rate(d)	157%	47%	46%	41%		56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$14.88	$12.35	$12.44	$13.38
Net investment income(b)	0.15	0.05	0.03	—	(c)(d)
Net realized and unrealized gain (loss)	2.32	2.49	0.61	(0.94)
Total from investment operations	2.47	2.54	0.64	(0.94)
Distributions to shareholders from net investment income	(0.06)	—	—	—
Distributions to shareholders from net realized gains	(3.68)	(0.01)	(0.73)	—
Total distributions	(3.74)	(0.01)	(0.73)	—
Net asset value, end of period	$13.61	$14.88	$12.35	$12.44
Total return(e)	19.27%	20.61%	5.29%	(7.03)%
Net assets, end of period (in 000s)	$14	$12	$10	$9
Ratio of net expenses to average net assets	0.58%	0.82%	0.81%	0.84	%(f)
Ratio of total expenses to average net assets	2.09%	2.61%	2.66%	4.34	%(f)
Ratio of net investment income to average net assets	1.11%	0.39%	0.22%	0.24	%(d)(f)
Portfolio turnover rate(g)	157%	47%	46%	41%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$23.97	$21.70	$23.84		$30.22		$26.65
Net investment loss(a)	(0.14)	(0.12)	(0.10	)(b)	(0.17	)(c)	(0.19)
Net realized and unrealized gain (loss)	4.20	2.94	0.77		(0.05)		5.95
Total from investment operations	4.06	2.82	0.67		(0.22)		5.76
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$23.42	$23.97	$21.70		$23.84		$30.22
Total return(d)	19.37%	13.40%	3.39%		(1.47)%		22.57%
Net assets, end of year (in 000s)	$421,605	$486,115	$631,053		$946,463		$1,110,320
Ratio of net expenses to average net assets	1.30%	1.30%	1.32%		1.35%		1.36%
Ratio of total expenses to average net assets	1.40%	1.43%	1.42%		1.40%		1.40%
Ratio of net investment loss to average net assets	(0.60)%	(0.56)%	(0.47	)%(b)	(0.65	)%(c)	(0.66)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$17.95	$16.52	$18.95		$25.42		$22.89
Net investment loss(a)	(0.22)	(0.22)	(0.20	)(b)	(0.30	)(c)	(0.34)
Net realized and unrealized gain (loss)	2.99	2.20	0.58		(0.01)		5.06
Total from investment operations	2.77	1.98	0.38		(0.31)		4.72
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$16.11	$17.95	$16.52		$18.95		$25.42
Total return(d)	18.52%	12.49%	2.66%		(2.23)%		21.67%
Net assets, end of year (in 000s)	$77,990	$91,086	$128,788		$168,461		$191,125
Ratio of net expenses to average net assets	2.05%	2.05%	2.07%		2.10%		2.11%
Ratio of total expenses to average net assets	2.15%	2.18%	2.17%		2.15%		2.15%
Ratio of net investment loss to average net assets	(1.35)%	(1.32)%	(1.23	)%(b)	(1.40	)%(c)	(1.41)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$27.54	$24.76	$26.71		$33.02		$28.83
Net investment loss(a)	(0.07)	(0.05)	(0.03	)(b)	(0.07	)(c)	(0.08)
Net realized and unrealized gain (loss)	4.92	3.38	0.89		(0.08)		6.46
Total from investment operations	4.85	3.33	0.86		(0.15)		6.38
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$27.78	$27.54	$24.76		$26.71		$33.02
Total return(d)	19.78%	13.81%	3.76%		(1.08)%		23.04%
Net assets, end of year (in 000s)	$1,178,239	$1,670,808	$2,160,714		$3,171,058		$3,750,790
Ratio of net expenses to average net assets	0.96%	0.95%	0.95%		0.95%		0.96%
Ratio of total expenses to average net assets	1.01%	1.03%	1.02%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.26)%	(0.21)%	(0.11	)%(b)	(0.24	)%(c)	(0.26)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$23.05	$20.92	$23.11		$29.51		$26.10
Net investment loss(a)	(0.17)	(0.15)	(0.13	)(b)	(0.19	)(c)	(0.21)
Net realized and unrealized gain (loss)	4.02	2.83	0.75		(0.05)		5.81
Total from investment operations	3.85	2.68	0.62		(0.24)		5.60
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$22.29	$23.05	$20.92		$23.11		$29.51
Total return(d)	19.21%	13.22%	3.27%		(1.59)%		22.42%
Net assets, end of year (in 000s)	$34,211	$33,159	$37,432		$49,105		$57,643
Ratio of net expenses to average net assets	1.46%	1.45%	1.45%		1.45%		1.46%
Ratio of total expenses to average net assets	1.51%	1.53%	1.52%		1.50%		1.50%
Ratio of net investment loss to average net assets	(0.76)%	(0.71)%	(0.61	)%(b)	(0.75	)%(c)	(0.76)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$24.90	$22.46	$24.52		$30.85		$27.10
Net investment loss(a)	(0.08)	(0.07)	(0.05	)(b)	(0.11	)(c)	(0.12)
Net realized and unrealized gain (loss)	4.38	3.06	0.80		(0.06)		6.06
Total from investment operations	4.30	2.99	0.75		(0.17)		5.94
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$24.59	$24.90	$22.46		$24.52		$30.85
Total return(d)	19.64%	13.71%	3.64%		(1.25)%		22.87%
Net assets, end of year (in 000s)	$93,889	$132,003	$135,930		$171,980		$143,249
Ratio of net expenses to average net assets	1.05%	1.05%	1.07%		1.10%		1.11%
Ratio of total expenses to average net assets	1.15%	1.18%	1.17%		1.15%		1.15%
Ratio of net investment loss	(0.35)%	(0.31)%	(0.23	)%(b)	(0.41	)%(c)	(0.41)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Growth Opportunities Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$26.35
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain	1.49
Total from investment operations	1.45
Net asset value, end of period	$27.80
Total return(c)	5.50%
Net assets, end of period (in 000s)	$94,974
Ratio of net expenses to average net assets	0.95	%(d)
Ratio of total expenses to average net assets	1.00	%(d)
Ratio of net investment income (loss) to average net assets	(0.36	)%(d)
Portfolio turnover rate(e)	60%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$23.11	$20.99	$23.21		$29.65		$26.25
Net investment loss(a)	(0.19)	(0.17)	(0.15	)(b)	(0.23	)(c)	(0.25)
Net realized and unrealized gain (loss)	4.02	2.84	0.74		(0.05)		5.84
Total from investment operations	3.83	2.67	0.59		(0.28)		5.59
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		(6.16)		(2.19)
Net asset value, end of year	$22.33	$23.11	$20.99		$23.21		$29.65
Total return(d)	19.06%	13.13%	3.12%		(1.74)%		22.25%
Net assets, end of year (in 000s)	$54,359	$59,225	$63,105		$77,673		$80,542
Ratio of net expenses to average net assets	1.55%	1.55%	1.57%		1.60%		1.61%
Ratio of total expenses to average net assets	1.65%	1.68%	1.67%		1.65%		1.65%
Ratio of net investment loss to average net assets	(0.85)%	(0.81)%	(0.73	)%(b)	(0.90	)%(c)	(0.91)%
Portfolio turnover rate(e)	60%	61%	55%		51%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$27.55	$24.77	$26.71		$28.49
Net investment loss(b)	(0.07)	(0.04)	(0.04	)(c)	(0.01	)(d)
Net realized and unrealized gain (loss)	4.93	3.37	0.91		(1.77)
Total from investment operations	4.86	3.33	0.87		(1.78)
Distributions to shareholders from net realized gains	(4.61)	(0.55)	(2.81)		—
Net asset value, end of period	$27.80	$27.55	$24.77		$26.71
Total return(e)	19.80%	13.80%	3.81%		(6.25)%
Net assets, end of period (in 000s)	$231,077	$118,634	$44,865		$9
Ratio of net expenses to average net assets	0.95%	0.93%	0.93%		0.97	%(f)
Ratio of total expenses to average net assets	0.99%	1.01%	1.01%		1.02	%(f)
Ratio of net investment loss	(0.25)%	(0.18)%	(0.19	)%(c)	(0.32	)%(f)(d)
Portfolio turnover rate(g)	60%	61%	55%		51%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$21.81		$19.85		$20.72		$20.90		$18.63
Net investment loss(a)	(0.14	)(b)	(0.12	)(c)	(0.14	)(d)	(0.18	)(e)	(0.16	)(f)
Net realized and unrealized gain (loss)	5.15		2.77		—		1.71		3.43
Total from investment operations	5.01		2.65		(0.14)		1.53		3.27
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$23.94		$21.81		$19.85		$20.72		$20.90
Total return(g)	25.22%		13.78%		(0.56)%		7.67%		17.97%
Net assets, end of year (in 000s)	$346,289		$351,253		$736,221		$906,362		$741,254
Ratio of net expenses to average net assets	1.28%		1.29%		1.31%		1.33%		1.33%
Ratio of total expenses to average net assets	1.35%		1.46%		1.45%		1.45%		1.48%
Ratio of net investment loss to average net assets	(0.64	)%(b)	(0.62	)%(c)	(0.73	)%(d)	(0.85	)%(e)	(0.82	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$19.27		$17.75		$18.74		$19.20		$17.31
Net investment loss(a)	(0.27	)(b)	(0.24	)(c)	(0.25	)(d)	(0.31	)(e)	(0.29	)(f)
Net realized and unrealized gain (loss)	4.48		2.45		(0.01)		1.56		3.18
Total from investment operations	4.21		2.21		(0.26)		1.25		2.89
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$20.60		$19.27		$17.75		$18.74		$19.20
Total return(g)	24.30%		12.98%		(1.34)%		6.84%		17.11%
Net assets, end of year (in 000s)	$232,881		$217,385		$265,282		$268,384		$221,451
Ratio of net expenses to average net assets	2.03%		2.04%		2.06%		2.08%		2.08%
Ratio of total expenses to average net assets	2.10%		2.21%		2.20%		2.20%		2.23%
Ratio of net investment loss to average net assets	(1.38	)%(b)	(1.36	)%(c)	(1.48	)%(d)	(1.60	)%(e)	(1.57	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$23.08		$20.89		$21.69		$21.71		$19.25
Net investment loss(a)	(0.07	)(b)	(0.05	)(c)	(0.07	)(d)	(0.10	)(e)	(0.09	)(f)
Net realized and unrealized gain	5.50		2.93		—		1.79		3.55
Total from investment operations	5.43		2.88		(0.07)		1.69		3.46
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$25.63		$23.08		$20.89		$21.69		$21.71
Total return(g)	25.69%		14.21%		(0.21)%		8.15%		18.39%
Net assets, end of year (in 000s)	$1,067,540		$1,149,459		$1,235,282		$1,355,322		$1,077,769
Ratio of net expenses to average net assets	0.92%		0.92%		0.93%		0.93%		0.93%
Ratio of total expenses to average net assets	0.96%		1.06%		1.05%		1.05%		1.08%
Ratio of net investment loss to average net assets	(0.27	)%(b)	(0.24	)%(c)	(0.35	)%(d)	(0.45	)%(e)	(0.42	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$21.33		$19.46		$20.35		$20.58		$18.38
Net investment loss(a)	(0.17	)(b)	(0.14	)(c)	(0.16	)(d)	(0.20	)(e)	(0.18	)(f)
Net realized and unrealized gain	5.04		2.70		—		1.68		3.38
Total from investment operations	4.87		2.56		(0.16)		1.48		3.20
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$23.32		$21.33		$19.46		$20.35		$20.58
Total return(g)	25.12%		13.59%		(0.67)%		7.54%		17.83%
Net assets, end of year (in 000s)	$18,210		$16,520		$13,956		$12,695		$8,692
Ratio of net expenses to average net assets	1.42%		1.42%		1.43%		1.42%		1.43%
Ratio of total expenses to average net assets	1.46%		1.56%		1.55%		1.55%		1.58%
Ratio of net investment loss to average net assets	(0.77	)%(b)	(0.73	)%(c)	(0.85	)%(d)	(0.95	)%(e)	(0.92	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$22.48		$20.39		$21.21		$21.30		$18.93
Net investment loss(a)	(0.09	)(b)	(0.08	)(c)	(0.09	)(d)	(0.13	)(e)	(0.12	)(f)
Net realized and unrealized gain	5.34		2.86		—		1.75		3.49
Total from investment operations	5.25		2.78		(0.09)		1.62		3.37
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$24.85		$22.48		$20.39		$21.21		$21.30
Total return(g)	25.57%		14.06%		(0.31)%		7.97%		18.22%
Net assets, end of year (in 000s)	$529,670		$437,309		$313,812		$221,058		$171,779
Ratio of net expenses to average net assets	1.03%		1.04%		1.06%		1.08%		1.08%
Ratio of total expenses to average net assets	1.10%		1.21%		1.20%		1.20%		1.23%
Ratio of Net investment loss	(0.38	)%(b)	(0.36	)%(c)	(0.48	)%(d)	(0.60	)%(e)	(0.57	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$23.61
Net investment income (loss)(b)	(0.03	)(c)
Net realized and unrealized gain	2.06
Total from investment operations	2.03
Net asset value, end of period	$25.64
Total Return(d)	8.60%
Net assets, end of period (in 000s)	$245,612
Ratio of net expenses to average net assets	0.90	%(e)
Ratio of total expenses to average net assets	0.91	%(e)
Ratio of net investment income (loss) to average net assets	(0.36	)%(c)(e)
Portfolio turnover rate(f)	59%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2018		2017		2016		2015		2014
Per Share Data
Net asset value, beginning of year	$21.17		$19.34		$20.26		$20.51		$18.35
Net investment loss(a)	(0.19	)(b)	(0.17	)(c)	(0.18	)(d)	(0.23	)(e)	(0.21	)(f)
Net realized and unrealized gain (loss)	4.98		2.69		(0.01)		1.69		3.37
Total from investment operations	4.79		2.52		(0.19)		1.46		3.16
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		(1.71)		(1.00)
Net asset value, end of year	$23.08		$21.17		$19.34		$20.26		$20.51
Total return(g)	24.92%		13.47%		(0.83)%		7.46%		17.63%
Net assets, end of year (in 000s)	$24,215		$26,918		$34,493		$34,697		$34,118
Ratio of net expenses to average net assets	1.53%		1.54%		1.56%		1.58%		1.58%
Ratio of total expenses to average net assets	1.61%		1.71%		1.70%		1.70%		1.73%
Ratio of net investment loss to average net assets	(0.90	)%(b)	(0.86	)%(c)	(0.98	)%(d)	(1.10	)%(e)	(1.07	)%(f)
Portfolio turnover rate(h)	59%		60%		67%		47%		43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,						Period Ended August 31, 2015(a)
	2018		2017		2016
Per Share Data
Net asset value, beginning of period	$23.09		$20.89		$21.69		$23.47
Net investment loss(b)	(0.06	)(c)	(0.04	)(d)	(0.06	)(e)	(0.01	)(f)
Net realized and unrealized gain (loss)	5.49		2.93		(0.01)		(1.77)
Total from investment operations	5.43		2.89		(0.07)		(1.78)
Distributions to shareholders from net realized gains	(2.88)		(0.69)		(0.73)		—
Net asset value, end of period	$25.64		$23.09		$20.89		$21.69
Total return(g)	25.68%		14.26%		(0.21)%		(7.58)%
Net assets, end of period (in 000s)	$39,263		$22,660		$9,785		$9
Ratio of net expenses to average net assets	0.91%		0.90%		0.92%		0.92	%(h)
Ratio of total expenses to average net assets	0.95%		1.04%		1.04%		1.05	%(h)
Ratio of Net investment loss	(0.25	)%(c)	(0.18	)%(d)	(0.28	)%(e)	(0.34	)%(f)(h)
Portfolio turnover rate(i)	59%		60%		67%		47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(h)	Annualized.
(i)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$13.79	$11.91	$11.86	$13.50		$12.29
Net investment income (loss)(a)	(0.02)	0.02	0.02	0.02	(b)	(0.01)
Net realized and unrealized gain	3.03	2.26	0.74	0.42		3.06
Total from investment operations	3.01	2.28	0.76	0.44		3.05
Distributions to shareholders from net investment income	—	(0.04)	(0.02)	—		(0.01)
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Total distributions	(2.97)	(0.40)	(0.71)	(2.08)		(1.84)
Net asset value, end of year	$13.83	$13.79	$11.91	$11.86		$13.50
Total return(c)	25.59%	19.79%	6.48%	3.09%		26.74%
Net assets, end of year (in 000s)	$30,174	$46,114	$46,093	$45,046		$51,626
Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.15%		1.16%
Ratio of total expenses to average net assets	1.39%	1.55%	1.54%	1.52%		1.53%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.15%	0.19%	0.13	%(b)	(0.10)%
Portfolio turnover rate(d)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$11.46	$10.00	$10.12	$11.90		$11.09
Net investment loss(a)	(0.09)	(0.06)	(0.05)	(0.07	)(b)	(0.10)
Net realized and unrealized gain	2.41	1.88	0.62	0.37		2.74
Total from investment operations	2.32	1.82	0.57	0.30		2.64
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Net asset value, end of year	$10.81	$11.46	$10.00	$10.12		$11.90
Total return(c)	24.61%	18.89%	5.70%	2.23%		25.83%
Net assets, end of year (in 000s)	$9,081	$9,326	$11,103	$11,175		$11,717
Ratio of net expenses to average net assets	1.89%	1.90%	1.90%	1.90%		1.91%
Ratio of total expenses to average net assets	2.13%	2.30%	2.29%	2.27%		2.28%
Ratio of net investment loss to average net assets	(0.85)%	(0.60)%	(0.56)%	(0.63	)%(b)	(0.85)%
Portfolio turnover rate(d)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$14.67	$12.64	$12.53	$14.15		$12.79
Net investment income(a)	0.04	0.07	0.07	0.07	(b)	0.04
Net realized and unrealized gain	3.25	2.40	0.78	0.43		3.21
Total from investment operations	3.29	2.47	0.85	0.50		3.25
Distributions to shareholders from net investment income	(0.07)	(0.08)	(0.05)	(0.04)		(0.06)
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Total distributions	(3.04)	(0.44)	(0.74)	(2.12)		(1.89)
Net asset value, end of year	$14.92	$14.67	$12.64	$12.53		$14.15
Total return(c)	26.11%	20.29%	6.89%	3.43%		27.32%
Net assets, end of year (in 000s)	$75,470	$211,311	$294,952	$326,619		$332,401
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%		0.76%
Ratio of total expenses to average net assets	0.99%	1.14%	1.14%	1.12%		1.13%
Ratio of net investment income to average net assets	0.31%	0.51%	0.59%	0.52	%(b)	0.30%
Portfolio turnover rate(d)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$13.70	$11.85	$11.81	$13.47		$12.28
Net investment income (loss)(a)	(0.03)	0.01	0.01	—	(b)(c)	(0.02)
Net realized and unrealized gain	3.00	2.24	0.73	0.42		3.05
Total from investment operations	2.97	2.25	0.74	0.42		3.03
Distributions to shareholders from net investment income	(0.03)	(0.04)	(0.01)	—		(0.01)
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Total distributions	(3.00)	(0.40)	(0.70)	(2.08)		(1.84)
Net asset value, end of year	$13.67	$13.70	$11.85	$11.81		$13.47
Total return(d)	25.48%	19.66%	6.40%	2.93%		26.55%
Net assets, end of year (in 000s)	$597	$478	$272	$254		$156
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%		1.26%
Ratio of total expenses to average net assets	1.48%	1.65%	1.64%	1.62%		1.63%
Ratio of net investment income (loss) to average net assets	(0.21)%	0.09%	0.11%	(0.01	)%(b)	(0.20)%
Portfolio turnover rate(e)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$14.66	$12.63	$12.53	$14.14		$12.80
Net investment income(a)	0.02	0.06	0.05	0.05	(b)	0.02
Net realized and unrealized gain	3.24	2.40	0.78	0.44		3.20
Total from investment operations	3.26	2.46	0.83	0.49		3.22
Distributions to shareholders from net investment income	(0.06)	(0.07)	(0.04)	(0.02)		(0.05)
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Total distributions	(3.03)	(0.43)	(0.73)	(2.10)		(1.88)
Net asset value, end of year	$14.89	$14.66	$12.63	$12.53		$14.14
Total return(c)	25.90%	20.15%	6.69%	3.34%		27.03%
Net assets, end of year (in 000s)	$2,578	$2,264	$829	$817		$994
Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.90%		0.91%
Ratio of total expenses to average net assets	1.12%	1.30%	1.29%	1.27%		1.28%
Ratio of net investment income to average net assets	0.15%	0.48%	0.44%	0.37	%(b)	0.15%
Portfolio turnover rate(d)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$13.53
Net investment income(b)	0.01
Net realized and unrealized gain	1.36
Total from investment operations	1.37
Net asset value, end of period	$14.90
Total Return(c)	10.13%
Net assets, end of period (in 000s)	$104,590
Ratio of net expenses to average net assets	0.74	%(d)
Ratio of total expenses to average net assets	0.96	%(d)
Ratio of net investment income to average net assets	0.22	%(d)
Portfolio turnover rate(e)	40%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$13.56	$11.75	$11.74	$13.42		$12.26
Net investment loss(a)	(0.04)	(0.01)	(0.01)	(0.01	)(b)	(0.04)
Net realized and unrealized gain	2.96	2.23	0.73	0.41		3.05
Total from investment operations	2.92	2.22	0.72	0.40		3.01
Distributions to shareholders from net investment income	(0.02)	(0.05)	(0.02)	—		(0.02)
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	(2.08)		(1.83)
Total distributions	(2.99)	(0.41)	(0.71)	(2.08)		(1.85)
Net asset value, end of year	$13.49	$13.56	$11.75	$11.74		$13.42
Total return(c)	25.29%	19.56%	6.18%	2.78%		26.49%
Net assets, end of year (in 000s)	$255	$169	$81	$77		$15
Ratio of net expenses to average net assets	1.39%	1.40%	1.40%	1.40%		1.38%
Ratio of total expenses to average net assets	1.62%	1.80%	1.79%	1.76%		1.75%
Ratio of net investment loss to average net assets	(0.34)%	(0.07)%	(0.05)%	(0.07	)%(b)	(0.30)%
Portfolio turnover rate(d)	40%	54%	56%	52%		64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$14.66	$12.63	$12.53	$13.36
Net investment income(b)	0.04	0.08	0.07	0.01	(c)
Net realized and unrealized gain (loss)	3.25	2.40	0.77	(0.84)
Total from investment operations	3.29	2.48	0.84	(0.83)
Distributions to shareholders from net investment income	(0.07)	(0.09)	(0.05)	—
Distributions to shareholders from net realized gains	(2.97)	(0.36)	(0.69)	—
Total distributions	(3.04)	(0.45)	(0.74)	—
Net asset value, end of period	$14.91	$14.66	$12.63	$12.53
Total return(d)	26.15%	20.33%	6.83%	(6.21)%
Net assets, end of period (in 000s)	$15	$12	$10	$9
Ratio of net expenses to average net assets	0.74%	0.75%	0.76%	0.73	%(e)
Ratio of total expenses to average net assets	0.97%	1.14%	1.15%	1.06	%(e)
Ratio of net investment income to average net assets	0.30%	0.57%	0.59%	0.68	%(c)(e)
Portfolio turnover rate(f)	40%	54%	56%	52%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$23.04	$18.73	$17.93		$18.97		$15.20
Net investment loss(a)	(0.16)	(0.15)	(0.12	)(b)	(0.14	)(c)	(0.15)
Net realized and unrealized gain	6.79	5.37	2.50		0.57		4.16
Total from investment operations	6.63	5.22	2.38		0.43		4.01
Distributions to shareholders from net realized gains	(1.76)	(0.91)	(1.58)		(1.47)		(0.24)
Net asset value, end of year	$27.91	$23.04	$18.73		$17.93		$18.97
Total return(d)	30.46%	29.17%	13.71%		2.31%		26.55%
Net assets, end of year (in 000s)	$312,289	$268,746	$233,097		$250,087		$260,982
Ratio of net expenses to average net assets	1.38%	1.42%	1.47%		1.48%		1.51%
Ratio of total expenses to average net assets	1.48%	1.53%	1.55%		1.54%		1.55%
Ratio of net investment loss to average net assets	(0.65)%	(0.74)%	(0.68	)%(b)	(0.74	)%(c)	(0.85)%
Portfolio turnover rate(e)	46%	19%	22%		41%		39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$19.45	$16.07	$15.70		$16.91		$13.68
Net investment loss(a)	(0.29)	(0.25)	(0.22	)(b)	(0.24	)(c)	(0.25)
Net realized and unrealized gain	5.65	4.54	2.17		0.50		3.72
Total from investment operations	5.36	4.29	1.95		0.26		3.47
Distributions to shareholders from net realized gains	(1.76)	(0.91)	(1.58)		(1.47)		(0.24)
Net asset value, end of year	$23.05	$19.45	$16.07		$15.70		$16.91
Total return(d)	29.49%	28.18%	12.87%		1.53%		25.54%
Net assets, end of year (in 000s)	$57,207	$50,779	$52,843		$53,556		$58,602
Ratio of net expenses to average net assets	2.13%	2.17%	2.22%		2.23%		2.26%
Ratio of total expenses to average net assets	2.23%	2.28%	2.30%		2.29%		2.30%
Ratio of net investment loss to average net assets	(1.40)%	(1.49)%	(1.43	)%(b)	(1.49	)%(c)	(1.60)%
Portfolio turnover rate(e)	46%	19%	22%		41%		39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$25.15	$20.29	$19.22		$20.16		$16.08
Net investment loss(a)	(0.07)	(0.07)	(0.05	)(b)	(0.07	)(c)	(0.08)
Net realized and unrealized gain	7.46	5.84	2.70		0.60		4.40
Total from investment operations	7.39	5.77	2.65		0.53		4.32
Distributions to shareholders from net realized gains	(1.76)	(0.91)	(1.58)		(1.47)		(0.24)
Net asset value, end of year	$30.78	$25.15	$20.29		$19.22		$20.16
Total return(d)	30.95%	29.66%	14.22%		2.68%		27.03%
Net assets, end of year (in 000s)	$87,522	$85,095	$83,746		$92,483		$99,039
Ratio of net expenses to average net assets	0.99%	1.02%	1.07%		1.08%		1.11%
Ratio of total expenses to average net assets	1.09%	1.13%	1.15%		1.14%		1.15%
Ratio of net investment loss to average net assets	(0.26)%	(0.34)%	(0.27	)%(b)	(0.33	)%(c)	(0.45)%
Portfolio turnover rate(e)	46%	19%	22%		41%		39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$22.64	$18.44	$17.69		$18.76		$15.04
Net investment loss(a)	(0.18)	(0.16)	(0.14	)(b)	(0.15	)(c)	(0.16)
Net realized and unrealized gain	6.65	5.27	2.47		0.55		4.12
Total from investment operations	6.47	5.11	2.33		0.40		3.96
Distributions to shareholders from net realized gains	(1.76)	(0.91)	(1.58)		(1.47)		(0.24)
Net asset value, end of year	$27.35	$22.64	$18.44		$17.69		$18.76
Total return(d)	30.28%	29.03%	13.61%		2.17%		26.49%
Net assets, end of year (in 000s)	$33,109	$18,919	$11,186		$10,329		$10,712
Ratio of net expenses to average net assets	1.49%	1.51%	1.57%		1.58%		1.61%
Ratio of total expenses to average net assets	1.59%	1.63%	1.65%		1.64%		1.65%
Ratio of net investment loss to average net assets	(0.75)%	(0.83)%	(0.79	)%(b)	(0.84	)%(c)	(0.96)%
Portfolio turnover rate(e)	46%	19%	22%		41%		39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$24.84	$20.08	$19.07		$20.04		$16.01
Net investment loss(a)	(0.11)	(0.10)	(0.08	)(b)	(0.10	)(c)	(0.11)
Net realized and unrealized gain	7.36	5.77	2.67		0.60		4.38
Total from investment operations	7.25	5.67	2.59		0.50		4.27
Distributions to shareholders from net realized gains	(1.76)	(0.91)	(1.58)		(1.47)		(0.24)
Net asset value, end of year	$30.33	$24.84	$20.08		$19.07		$20.04
Total return(d)	30.76%	29.46%	14.00%		2.54%		26.83%
Net assets, end of year (in 000s)	$22,520	$23,317	$6,741		$6,103		$3,228
Ratio of net expenses to average net assets	1.13%	1.16%	1.22%		1.23%		1.26%
Ratio of total expenses to average net assets	1.23%	1.28%	1.30%		1.29%		1.30%
Ratio of net investment loss	(0.40)%	(0.46)%	(0.43	)%(b)	(0.52	)%(c)	(0.59)%
Portfolio turnover rate(e)	46%	19%	22%		41%		39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net Asset Value, beginning of period	$27.83
Net investment income(b)	0.01
Net realized and unrealized gain	2.95
Total from investment operations	2.96
Net Asset Value, end of period	$30.79
Total Return(c)	10.64%
Net assets, end of period (in 000s)	$24,951
Ratio of net expenses to average net assets	0.97	%(d)
Ratio of total expenses to average net assets	1.14	%(d)
Ratio of net investment income to average net assets	0.08	%(d)
Portfolio turnover rate(e)	46%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$25.08
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain	5.74
Total from investment operations	5.70
Net asset value, end of period	$30.78
Total return(c)	22.73%
Net assets, end of period (in 000s)	$12
Ratio of net expenses to average net assets	0.98	%(d)
Ratio of total expenses to average net assets	1.08	%(d)
Ratio of net investment income (loss)	(0.20	)%(d)
Portfolio turnover rate(e)	46%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
Blue Chip** Concentrated Growth and Flexible Cap	A, C, Institutional, Investor, P*, R and R6	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, P* and R6***	Diversified

*	Commenced operations on April 17, 2018.
**	Formerly known as Goldman Sachs Dynamic U.S. Equity Fund. Effective October 31, 2017, the Fund changed its name to the Goldman Sachs Blue Chip Fund.
***	Commenced operations on December 29, 2017.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

BLUE CHIP

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$158,498	$—	$—
North America	9,642,988	—	—
Investment Company	99,977	—	—
Total	$9,901,463	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,369,278	$—	$—
Europe	44,551,421	—	—
North America	965,960,283	—	—
Investment Company	5,675	—	—
Securities Lending Reinvestment Vehicle	2,135,000	—	—
Total	$1,014,021,657	$—	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$2,288,781	$—	$—
Europe	4,726,018	—	—
North America	158,152,683	—	—
Total	$165,167,482	$—	$—

FLEXIBLE CAP

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$621,687	$—	$—
North America	20,364,527	—	—
Securities Lending Reinvestment Vehicle	70,000	—	—
Total	$21,056,214	$—	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$59,661,386	$—	$—
North America	2,066,476,777	—	—
Investment Company	35,064,516	—	—
Securities Lending Reinvestment Vehicle	26,971,503	—	—
Total	$2,188,174,182	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$13,076,692	$—	$—
Europe	76,027,036	—	—
North America	2,354,245,952	—	—
Investment Company	25,981,945	—	—
Securities Lending Reinvestment Vehicle	12,039,425	—	—
Total	$2,481,371,050	$—	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$919,852	$—	$—
Europe	4,436,213	—	—
North America	214,003,200	—	—
Investment Company	570	—	—
Total	$219,359,835	$—	$—

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$13,187,004	$—	$—
Europe	7,775,327	—	—
North America	509,479,833	—	—
Investment Company	1,263	—	—
Total	$530,443,427	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended August 31, 2018.

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Blue Chip	0.55%	0.50%	0.47%	0.46%	0.45%	0.57%	0.57%
Capital Growth	0.71	0.64	0.61	0.61	0.61	0.80	0.71
Concentrated Growth	0.76	0.68	0.65	0.64	0.62	0.84	0.77
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Growth Opportunities	0.92	0.92	0.83	0.79	0.77	0.93	0.90
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.89	0.84
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.81	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.96	0.94

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Prior to December 29, 2017 for the Capital Growth Fund, Concentrated Growth Fund, Growth Opportunities Fund, Small/Mid Cap Growth Fund, Strategic Growth Fund, and Technology Opportunities Fund, and prior to November 1, 2017 for the Blue Chip Fund, the contractual management fee rates were as stated below.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Blue Chip	0.70%	0.63%	0.60%	0.59%	0.58%
Capital Growth	1.00	0.90	0.80	0.80	0.80
Concentrated Growth	1.00	0.90	0.86	0.84	0.82
Growth Opportunities	1.00	1.00	0.90	0.86	0.84
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84
Strategic Growth	1.00	0.90	0.86	0.84	0.82
Technology Opportunities	1.00	0.90	0.86	0.84	0.82

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2018, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Blue Chip	$317
Capital Growth	3,940
Concentrated Growth	303
Flexible Cap	30
Growth Opportunities	40,869
Small/Mid-Cap Growth	47,195
Strategic Growth	252
Technology Opportunities	914

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Blue Chip	$638	$—
Capital Growth	21,835	1,197
Concentrated Growth	1,514	—
Flexible Cap	927	—
Growth Opportunities	10,202	1,101
Small/Mid Cap Growth	40,622	—
Strategic Growth	1,471	15
Technology Opportunities	26,470	1,319

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Growth Opportunities Fund. This arrangement will remain in effect through at least December 29, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Blue Chip, Concentrated Growth, Flexible Cap and Small/Mid Cap Growth Funds. This arrangement will remain in effect through at least December 29, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.084%, 0.004%, 0.004%, 0.004%, 0.014%, 0.064%, 0.004%, and 0.004%, respectively. These Other Expense limitations will remain in place through at least December 29, 2018, for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Blue Chip	$317	$779	$302,192	$303,288
Capital Growth	891,618	1,655	699,476	1,592,749
Concentrated Growth	109,936	2,410	362,360	474,706
Flexible Cap	30	2,110	299,140	301,280
Growth Opportunities	692,923	353,658	552,558	1,599,139
Small/Mid Cap Growth	1,071,782	323,079	—	1,394,861
Strategic Growth	258,603	60	333,932	592,595
Technology Opportunities	75,920	528	433,492	509,940

G.  Line of Credit Facility — As of August 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2018, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2018:

Fund	Market Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income
Blue Chip	$218,033	$4,786,564	$(4,904,620)	$99,977	99,977	$2,583
Capital Growth	2,846,511	69,380,096	(72,220,932)	5,675	5,675	30,195
Concentrated Growth	84	11,671,793	(11,671,877)	—	—	2,263
Flexible Cap	619,814	402,444	(1,022,258)	—	—	150
Growth Opportunities	7,868,408	861,548,395	(834,352,287)	35,064,516	35,064,516	393,456
Small/Mid Cap Growth	24,263,812	628,000,971	(626,282,838)	25,981,945	25,981,945	413,651
Strategic Growth	58	8,441,272	(8,440,760)	570	570	1,892
Technology Opportunities	15	45,378,318	(45,377,070)	1,263	1,263	10,978

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class C	Institutional	Investor	Class R	Class R6
Blue Chip	11%	10%	9%	100%	100%
Capital Growth	—	—	—	—	24
Concentrated Growth	—	—	5	66	15
Flexible Cap	—	—	44	57	100
Strategic Growth	—	—	—	—	100
Technology Opportunities	—	—	—	—	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Blue Chip	$8,339,673	$5,122,759
Capital Growth	893,602,104	984,181,733
Concentrated Growth	67,509,661	86,185,215
Flexible Cap	31,034,221	31,212,591
Growth Opportunities	1,425,140,100	2,291,770,124
Small/Mid Cap Growth	1,345,458,266	1,608,348,238
Strategic Growth	99,846,024	202,983,663
Technology Opportunities	223,381,478	271,215,473

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash and/or U.S. Treasury securities collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

6. SECURITIES LENDING (continued)

The Capital Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash and/or U.S. Treasury securities collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash and/or U.S. Treasury securities collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash and/or U.S. Treasury securities received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2018, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Fund	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2018
Blue Chip	$—	$33,600	$(33,600)	$—
Capital Growth	381,393	34,588,454	(32,834,847)	2,135,000
Concentrated Growth	—	2,141,300	(2,141,300)	—
Flexible Cap	323,320	12,160,825	(12,414,145)	70,000
Growth Opportunities	—	215,437,188	(188,465,685)	26,971,503
Small/Mid Cap Growth	17,851,259	284,245,534	(290,057,368)	12,039,425
Strategic Growth	—	15,125,492	(15,125,492)	—
Technology Opportunities	2,637,071	308,793	(2,945,864)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$71,948	$9,941,768	$698,442	$457,026	$—	$—	$8,458,052	$—
Net long-term capital gains	1,164,007	68,091,462	16,594,611	4,430,713	424,612,811	279,362,099	46,789,501	33,688,117
Total taxable distributions	$1,235,955	$78,033,230	$17,293,053	$4,887,739	$424,612,811	$279,362,099	$55,247,553	$33,688,117

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$69,540	$970,070	$764,904	$—	$—	$—	$2,014,768	$—
Net long-term capital gains	1,181	11,293,530	545,385	17,051	71,952,550	81,665,235	9,413,202	18,468,062
Total taxable distributions	$70,721	$12,263,600	$1,310,289	$17,051	$71,952,550	$81,665,235	$11,427,970	$18,468,062

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Undistributed ordinary income — net	$65,008	$13,321,223	$1,417,166	$557,911	$—	$17,442,360	$4,143,193	$6,423,023
Undistributed long-term capital gains	652,441	253,353,883	13,943,395	787,539	343,535,776	242,435,475	53,311,910	84,265,167
Total undistributed earnings	$717,449	$266,675,106	$15,360,561	$1,345,450	$343,535,776	$259,877,835	$57,455,103	$90,688,190
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(64,352)	$(4)	$—	$—	$(894,899)	$(7,693,180)	$—	$(1,990,540)
Unrealized gains (losses) — net	1,366,222	236,138,130	59,227,711	4,872,688	587,987,155	649,628,946	97,060,920	256,998,675
Total accumulated earnings (losses) net	$2,019,319	$502,813,232	$74,588,272	$6,218,138	$930,628,032	$901,813,601	$154,516,023	$345,696,325

As of August 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$8,535,241	$777,883,527	$105,939,771	$16,183,526	$1,600,187,027	$1,831,742,104	$122,298,915	$273,444,752
Gross unrealized gain	1,526,510	253,163,567	63,207,103	5,291,050	605,161,203	681,171,635	99,478,116	261,024,101
Gross unrealized loss	(160,288)	(17,025,437)	(3,979,392)	(418,362)	(17,174,048)	(31,542,689)	(2,417,196)	(4,025,426)
Net unrealized gains (losses)	$1,366,222	$236,138,130	$59,227,711	$4,872,688	$587,987,155	$649,628,946	$97,060,920	$256,998,675

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, and partnership investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Blue Chip	$—	$257	$(257)
Capital Growth	5,651,162	(5,480,739)	(170,423)
Concentrated Growth	745,128	(726,358)	(18,770)
Flexible Cap Growth	—	(1,009)	1,009
Growth Opportunities	30,364,966	(46,403,522)	16,038,556
Small/Mid Cap Growth	14,414,108	(23,205,873)	8,791,765
Strategic Growth	—	5,809	(5,809)
Technology Opportunities	—	(3,100,610)	3,100,610

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemptions utilized as distributions, dividend re-designations and the differences in the tax treatment of the underlying fund investments, real estate investments and partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Blue Chip Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	48,018	$657,169	43,292	$607,319
Reinvestment of distributions	31,111	395,165	789	10,696
Shares redeemed	(24,957)	(333,348)	(79,777)	(1,106,012)
	54,172	718,986	(35,696)	(487,997)
Class C Shares
Shares sold	9,439	132,560	9,430	123,911
Reinvestment of distributions	4,157	50,601	2	23
Shares redeemed	(13,146)	(177,027)	(12,450)	(161,341)
	450	6,134	(3,018)	(37,407)
Institutional Shares
Shares sold	321,245	4,299,878	97,118	1,362,329
Reinvestment of distributions	43,322	554,953	4,295	58,374
Shares redeemed	(246,651)	(3,257,586)	(228,010)	(3,297,706)
	117,916	1,597,245	(126,597)	(1,877,003)
Investor Shares
Shares sold	5,260	78,320	16,901	236,370
Reinvestment of distributions	2,793	35,755	112	1,522
Shares redeemed	(4,015)	(61,922)	(16,262)	(237,369)
	4,038	52,153	751	523
Class P Shares(a)
Shares sold	143,625	1,901,458	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	143,625	1,901,458	—	—
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	1	3
Shares redeemed	—	—	—	—
	—	—	1	3
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	7	103
Shares redeemed	—	—	—	—
	—	—	7	103
NET INCREASE (DECREASE)	320,201	$4,275,976	(164,552)	$(2,401,778)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	470,845	$14,194,828	730,413	$19,345,431
Reinvestment of distributions	1,880,254	53,779,240	342,923	8,210,400
Shares redeemed	(2,606,109)	(78,544,576)	(3,951,439)	(101,849,606)
	(255,010)	(10,570,508)	(2,878,103)	(74,293,775)
Class C Shares
Shares sold	151,842	3,396,793	267,217	5,342,666
Reinvestment of distributions	308,446	6,554,474	57,361	1,056,008
Shares redeemed	(545,691)	(12,374,122)	(1,182,494)	(23,978,382)
	(85,403)	(2,422,855)	(857,916)	(17,579,708)
Institutional Shares
Shares sold	353,887	11,714,134	653,327	18,523,159
Reinvestment of distributions	383,700	12,097,584	83,334	2,181,053
Shares redeemed	(3,828,254)	(129,206,221)	(853,052)	(23,800,378)
	(3,090,667)	(105,394,503)	(116,391)	(3,096,166)
Service Shares
Shares sold	7,449	214,423	10,672	272,764
Reinvestment of distributions	4,219	116,439	870	20,175
Shares redeemed	(5,452)	(161,928)	(26,953)	(702,157)
	6,216	168,934	(15,411)	(409,218)
Investor Shares
Shares sold	77,368	2,371,012	181,091	4,753,841
Reinvestment of distributions	27,119	787,742	3,091	75,073
Shares redeemed	(113,254)	(3,457,931)	(69,852)	(1,851,953)
	(8,767)	(299,177)	114,330	2,976,961
Class P Shares(a)
Shares sold	2,945,245	100,138,566	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(31,994)	(1,103,766)	—	—
	2,913,251	99,034,800	—	—
Class R Shares
Shares sold	41,533	1,206,372	192,857	5,081,740
Reinvestment of distributions	25,005	690,229	1,858	43,139
Shares redeemed	(71,179)	(2,071,048)	(52,946)	(1,321,148)
	(4,641)	(174,447)	141,769	3,803,731
Class R6 Shares
Shares sold	1,366	47,640	130	4,046
Reinvestment of distributions	47	1,470	6	168
Shares redeemed	(236)	(7,879)	—	—
	1,177	41,231	136	4,214
NET DECREASE	(523,844)	$(19,616,525)	(3,611,586)	$(88,593,961)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	47,183	$854,216	35,414	$581,983
Shares issued in connection with merger	—	—	11,969	209,101
Reinvestment of distributions	27,951	462,041	1,772	26,307
Shares redeemed	(93,617)	(1,648,051)	(175,677)	(2,797,132)
	(18,483)	(331,794)	(126,522)	(1,979,741)
Class C Shares
Shares sold	14,977	216,086	14,042	190,404
Shares issued in connection with merger	—	—	14,381	213,126
Reinvestment of distributions	16,964	231,562	594	7,494
Shares redeemed	(45,413)	(655,381)	(51,727)	(721,732)
	(13,472)	(207,733)	(22,710)	(310,708)
Institutional Shares
Shares sold	238,715	4,461,612	224,592	3,678,152
Shares issued in connection with merger	—	—	860,062	15,902,538
Reinvestment of distributions	916,262	16,164,951	79,695	1,253,285
Shares redeemed	(8,058,774)	(155,237,739)	(1,975,171)	(32,387,904)
	(6,903,797)	(134,611,176)	(810,822)	(11,553,929)
Investor Shares
Shares sold	2,312	41,258	19,700	317,334
Shares issued in connection with merger	—	—	3,740	66,267
Reinvestment of distributions	2,890	48,582	246	3,701
Shares redeemed	(25,306)	(459,385)	(9,604)	(156,239)
	(20,104)	(369,545)	14,082	231,063
Class P Shares(a)
Shares sold	7,079,978	137,241,255	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(135,342)	(2,665,210)	—	—
	6,944,636	134,576,045	—	—
Class R Shares
Shares sold	190	3,196	(910)	(15,835)
Shares issued in connection with merger	—	—	1,138	19,335
Reinvestment of distributions	140	2,233	6	84
Shares redeemed	—	—	(288)	(4,715)
	330	5,429	(54)	(1,131)
Class R6 Shares
Shares sold	1,703	30,872	(370)	(6,866)
Shares issued in connection with merger	—	—	3,400	62,865
Reinvestment of distributions	373	6,572	7	103
Shares redeemed	(918)	(17,229)	(4)	(72)
	1,158	20,215	3,033	56,030
NET DECREASE	(9,732)	$(918,559)	(942,993)	$(13,558,416)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	44,120	$543,131	66,603	$845,733
Reinvestment of distributions	124,283	1,426,826	500	5,826
Shares redeemed	(134,271)	(1,637,383)	(172,497)	(2,115,900)
	34,132	332,574	(105,394)	(1,264,341)
Class C Shares
Shares sold	12,370	134,674	30,505	345,757
Reinvestment of distributions	38,360	384,365	141	1,496
Shares redeemed	(50,716)	(575,778)	(49,741)	(542,288)
	14	(56,739)	(19,095)	(195,035)
Institutional Shares
Shares sold	145,836	2,009,232	156,495	2,027,089
Reinvestment of distributions	244,148	3,015,595	774	9,494
Shares redeemed	(1,016,698)	(13,457,112)	(165,736)	(2,168,710)
	(626,714)	(8,432,285)	(8,467)	(132,127)
Investor Shares
Shares sold	762	11,324	42,544	544,209
Reinvestment of distributions	3,905	47,179	16	198
Shares redeemed	(25,510)	(349,741)	(32,853)	(445,459)
	(20,843)	(291,238)	9,707	98,948
Class P Shares(a)
Shares sold	927,023	12,322,824	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(365)	(4,905)	—	—
	926,658	12,317,919	—	—
Class R Shares
Shares sold	206	2,469	791	9,017
Reinvestment of distributions	979	10,791	2	27
Shares redeemed	(3)	(38)	(1,157)	(13,208)
	1,182	13,222	(364)	(4,164)
Class R6 Shares
Reinvestment of distributions	241	2,983	1	10
	241	2,983	1	10
NET INCREASE (DECREASE)	314,670	$3,886,436	(123,612)	$(1,496,709)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,005,035	$67,000,700	3,948,841	$86,976,946
Reinvestment of distributions	3,455,971	71,849,631	616,532	12,830,026
Shares redeemed	(8,739,880)	(199,979,605)	(13,363,194)	(292,738,087)
	(2,278,874)	(61,129,274)	(8,797,821)	(192,931,115)
Class C Shares
Shares sold	400,896	6,148,111	327,692	5,350,331
Reinvestment of distributions	1,349,765	19,409,623	201,442	3,156,597
Shares redeemed	(1,982,323)	(31,376,379)	(3,253,166)	(53,741,818)
	(231,662)	(5,818,645)	(2,724,032)	(45,234,890)
Institutional Shares
Shares sold	12,411,664	329,983,353	12,716,492	318,354,392
Reinvestment of distributions	9,590,336	235,922,256	1,689,189	40,287,147
Shares redeemed	(40,260,760)	(1,070,896,971)	(40,983,720)	(1,038,080,205)
	(18,258,760)	(504,991,362)	(26,578,039)	(679,438,666)
Service Shares
Shares sold	237,767	4,982,361	125,857	2,635,331
Reinvestment of distributions	249,919	4,950,893	36,199	725,434
Shares redeemed	(391,144)	(8,400,778)	(512,580)	(10,732,449)
	96,542	1,532,476	(350,524)	(7,371,684)
Investor Shares
Shares sold	820,227	19,406,624	2,311,524	51,977,934
Reinvestment of distributions	1,002,231	21,848,644	151,961	3,279,315
Shares redeemed	(3,306,711)	(78,457,853)	(3,212,330)	(72,743,080)
	(1,484,253)	(37,202,585)	(748,845)	(17,485,831)
Class P Shares(a)
Shares sold	3,451,924	91,853,054	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(35,796)	(968,937)	—	—
	3,416,128	90,884,117	—	—
Class R Shares
Shares sold	449,764	9,622,684	606,539	13,007,450
Reinvestment of distributions	508,819	10,105,151	72,078	1,448,776
Shares redeemed	(1,087,386)	(23,499,280)	(1,121,497)	(23,899,233)
	(128,803)	(3,771,445)	(442,880)	(9,443,007)
Class R6 Shares
Shares sold	4,998,110	134,945,824	4,994,842	125,307,524
Reinvestment of distributions	1,055,619	25,989,352	100,027	2,386,639
Shares redeemed	(2,046,665)	(54,035,350)	(2,599,791)	(65,703,844)
	4,007,064	106,899,826	2,495,078	61,990,319
NET DECREASE	(14,862,618)	$(413,596,892)	(37,147,063)	$(889,914,874)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,856,873	$62,878,815	3,797,922	$75,715,396
Reinvestment of distributions	1,843,608	37,701,786	1,063,586	20,548,483
Shares redeemed	(6,344,603)	(140,532,187)	(25,848,187)	(513,599,609)
	(1,644,122)	(39,951,586)	(20,986,679)	(417,335,730)
Class C Shares
Shares sold	992,863	18,937,194	1,040,863	18,593,918
Reinvestment of distributions	1,607,766	28,441,383	486,596	8,349,983
Shares redeemed	(2,578,133)	(49,560,402)	(5,194,599)	(91,887,203)
	22,496	(2,181,825)	(3,667,140)	(64,943,302)
Institutional Shares
Shares sold	8,798,646	207,228,586	12,957,008	275,379,906
Reinvestment of distributions	5,605,047	122,358,178	1,573,154	32,076,604
Shares redeemed	(22,560,284)	(539,432,759)	(23,856,792)	(500,218,708)
	(8,156,591)	(209,845,995)	(9,326,630)	(192,762,198)
Service Shares
Shares sold	283,721	6,132,180	287,704	5,645,566
Reinvestment of distributions	90,894	1,811,511	20,720	392,014
Shares redeemed	(367,940)	(8,095,318)	(251,303)	(4,950,109)
	6,675	(151,627)	57,121	1,087,471
Investor Shares
Shares sold	4,551,274	104,643,966	14,003,481	288,091,753
Reinvestment of distributions	2,624,748	55,592,168	520,109	10,339,759
Shares redeemed	(5,313,604)	(121,151,439)	(10,461,903)	(215,173,618)
	1,862,418	39,084,695	4,061,687	83,257,894
Class P Shares(a)
Shares sold	9,876,622	241,955,492	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(299,003)	(7,511,628)	—	—
	9,577,619	234,443,864	—	—
Class R Shares
Shares sold	317,878	6,760,064	389,436	7,641,743
Reinvestment of distributions	136,788	2,701,568	52,223	981,268
Shares redeemed	(677,172)	(14,382,347)	(954,048)	(18,569,971)
	(222,506)	(4,920,715)	(512,389)	(9,946,960)
Class R6 Shares
Shares sold	789,053	18,793,321	720,880	15,338,259
Reinvestment of distributions	139,018	3,036,144	29,904	610,048
Shares redeemed	(378,405)	(9,009,259)	(237,520)	(5,014,293)
	549,666	12,820,206	513,264	10,934,014
NET INCREASE (DECREASE)	1,995,655	$29,297,017	(29,860,766)	$(589,708,811)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	227,341	$3,001,385	800,544	$9,730,490
Reinvestment of distributions	441,271	5,193,762	118,583	1,364,885
Shares redeemed	(1,831,457)	(25,715,496)	(1,445,808)	(17,905,833)
	(1,162,845)	(17,520,349)	(526,681)	(6,810,458)
Class C Shares
Shares sold	102,964	1,013,891	84,221	875,616
Reinvestment of distributions	229,878	2,126,375	29,118	278,952
Shares redeemed	(307,183)	(3,101,217)	(410,008)	(4,226,604)
	25,659	39,049	(296,669)	(3,072,036)
Institutional Shares
Shares sold	2,619,924	37,776,009	3,641,772	46,202,866
Reinvestment of distributions	3,577,991	45,552,679	772,278	9,454,373
Shares redeemed	(15,544,589)	(213,087,126)	(13,344,676)	(177,635,831)
	(9,346,674)	(129,758,438)	(8,930,626)	(121,978,592)
Service Shares
Shares sold	10,389	135,781	14,693	181,127
Reinvestment of distributions	9,390	109,589	873	9,995
Shares redeemed	(11,003)	(134,395)	(3,658)	(46,981)
	8,776	110,975	11,908	144,141
Investor Shares
Shares sold	44,221	627,778	115,400	1,539,553
Reinvestment of distributions	36,139	459,379	2,398	29,343
Shares redeemed	(61,744)	(857,438)	(28,917)	(393,178)
	18,616	229,719	88,881	1,175,718
Class P Shares(a)
Shares sold	7,127,774	100,285,960	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(107,358)	(1,520,921)	—	—
	7,020,416	98,765,039	—	—
Class R Shares
Shares sold	8,880	108,748	9,245	110,688
Reinvestment of distributions	528	6,082	21	234
Shares redeemed	(2,986)	(36,508)	(3,700)	(45,903)
	6,422	78,322	5,566	65,019
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	197	2,515	30	356
Shares redeemed	—	—	—	—
	197	2,515	30	356
NET DECREASE	(3,429,433)	$(48,053,168)	(9,647,591)	$(130,475,852)

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,564,274	$39,091,434	2,122,974	$42,750,908
Reinvestment of distributions	808,376	18,511,810	561,198	10,202,588
Shares redeemed	(2,847,576)	(70,590,861)	(3,463,681)	(68,197,564)
	(474,926)	(12,987,617)	(779,509)	(15,244,068)
Class C Shares
Shares sold	234,796	4,852,099	242,799	4,110,605
Reinvestment of distributions	214,052	4,071,263	155,295	2,396,207
Shares redeemed	(577,501)	(11,975,931)	(1,075,976)	(18,697,895)
	(128,653)	(3,052,569)	(677,882)	(12,191,083)
Institutional Shares
Shares sold	1,208,572	32,670,100	1,178,660	25,315,518
Reinvestment of distributions	213,984	5,390,254	169,963	3,363,564
Shares redeemed	(1,962,841)	(55,514,738)	(2,093,144)	(45,000,118)
	(540,285)	(17,454,384)	(744,521)	(16,321,036)
Service Shares
Shares sold	785,455	19,288,469	542,582	10,844,901
Reinvestment of distributions	66,210	1,487,735	28,325	506,163
Shares redeemed	(477,019)	(11,667,353)	(341,783)	(6,700,203)
	374,646	9,108,851	229,124	4,650,861
Investor Shares
Shares sold	118,583	3,180,541	877,816	18,099,804
Reinvestment of distributions	65,944	1,638,714	21,094	412,820
Shares redeemed	(380,809)	(10,032,936)	(295,943)	(6,529,024)
	(196,282)	(5,213,681)	602,967	11,983,600
Class P Shares(a)
Shares sold	810,455	23,928,160	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(34)	(1,005)	—	—
	810,421	23,927,155	—	—
Class R6 Shares(b)
Shares sold	399	10,000	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	399	10,000	—	—
NET DECREASE	(154,680)	$(5,662,245)	(1,369,821)	$(27,121,726)

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Class R6 Shares commenced operations on December 29, 2017.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Blue Chip Fund (formerly Goldman Sachs Dynamic U.S. Equity Fund), Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Blue Chip Fund (formerly Goldman Sachs Dynamic U.S. Equity Fund), Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (eight of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year (136 out of 365 days for Class P Shares, which commenced operations on April 17, 2018). The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Blue Chip Fund				Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class A
Actual	$1,000.00	$1,081.90		$5.40	$1,000.00	$1,077.30		$5.97	$1,000.00	$1,121.20		$6.20	$1,000.00	$1,072.90		$4.96
Hypothetical 5% return	1,000.00	1,020.01	+	5.24	1,000.00	1,019.46	+	5.80	1,000.00	1,019.36	+	5.90	1,000.00	1,020.42	+	4.84
Class C
Actual	1,000.00	1,078.00		9.32	1,000.00	1,073.30		9.88	1,000.00	1,116.70		10.19	1,000.00	1,069.00		8.87
Hypothetical 5% return	1,000.00	1,016.23	+	9.05	1,000.00	1,015.68	+	9.60	1,000.00	1,015.58	+	9.70	1,000.00	1,016.64	+	8.64
Institutional
Actual	1,000.00	1,083.80		3.52	1,000.00	1,079.70		3.93	1,000.00	1,123.20		4.28	1,000.00	1,075.00		3.09
Hypothetical 5% return	1,000.00	1,021.83	+	3.41	1,000.00	1,021.42	+	3.82	1,000.00	1,021.17	+	4.08	1,000.00	1,022.23	+	3.01
Service
Actual	—	—		—	1,000.00	1,077.00		6.54	—	—		—	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,018.90	+	6.36	—	—		—	—	—		—
Investor
Actual	1,000.00	1,083.70		4.10	1,000.00	1,078.90		4.66	1,000.00	1,122.80		4.87	1,000.00	1,074.00		3.66
Hypothetical 5% return	1,000.00	1,021.27	+	3.97	1,000.00	1,020.72	+	4.53	1,000.00	1,020.62	+	4.63	1,000.00	1,021.68	+	3.57
Class P(a)
Actual	1,000.00	1,080.40		2.56	1,000.00	1,070.40		2.97	1,000.00	1,111.10		3.11	1,000.00	1,067.50		2.23
Hypothethical 5% return	1,000.00	1,021.88	+	3.35	1,000.00	1,021.32	+	3.91	1,000.00	1,021.22	+	4.01	1,000.00	1,022.28	+	2.95
Class R
Actual	1,000.00	1,080.60		6.71	1,000.00	1,076.10		7.27	1,000.00	1,119.90		7.53	1,000.00	1,071.50		6.32
Hypothetical 5% return	1,000.00	1,018.75	+	6.51	1,000.00	1,018.20	+	7.07	1,000.00	1,018.10	+	7.17	1,000.00	1,019.11	+	6.16
Class R6
Actual	1,000.00	1,083.70		3.47	1,000.00	1,079.70		3.88	1,000.00	1,123.20		4.23	1,000.00	1,075.00		3.03
Hypothetical 5% return	1,000.00	1,021.88	+	3.36	1,000.00	1,021.48	+	3.77	1,000.00	1,021.22	+	4.02	1,000.00	1,022.28	+	2.96

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Blue Chip	1.03%	1.78%	0.67%	—	0.78%	0.66%	1.28%	0.66%
Capital Growth	1.14	1.89	0.75	1.25%	0.89	0.77	1.39	0.74
Concentrated Growth	1.16	1.91	0.80	—	0.91	0.79	1.41	0.79
Flexible Cap Growth	0.95	1.70	0.59	—	0.70	0.58	1.21	0.58

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class A
Actual	$1,000.00	$1,074.80		$6.80	$1,000.00	$1,116.10		$6.77	$1,000.00	$1,114.40		$6.08	$1,000.00	$1,117.30		$7.31
Hypothetical 5% return	1,000.00	1,018.65	+	6.61	1,000.00	1,018.80	+	6.46	1,000.00	1,019.46	+	5.80	1,000.00	1,018.30	+	6.97
Class C
Actual	1,000.00	1,071.10		10.70	1,000.00	1,112.30		10.75	1,000.00	1,109.90		10.05	1,000.00	1,113.00		11.29
Hypothetical 5% return	1,000.00	1,014.87	+	10.41	1,000.00	1,015.02	+	10.26	1,000.00	1,015.68	+	9.60	1,000.00	1,014.52	+	10.76
Institutional
Actual	1,000.00	1,076.70		5.03	1,000.00	1,118.70		4.86	1,000.00	1,116.80		4.00	1,000.00	1,119.30		5.23
Hypothetical 5% return	1,000.00	1,020.37	+	4.89	1,000.00	1,020.62	+	4.63	1,000.00	1,021.42	+	3.82	1,000.00	1,020.27	+	4.99
Service
Actual	1,000.00	1,074.20		7.63	1,000.00	1,115.80		7.52	1,000.00	1,113.20		6.66	1,000.00	1,116.30		7.89
Hypothetical 5% return	1,000.00	1,017.85	+	7.43	1,000.00	1,018.10	+	7.17	1,000.00	1,018.90	+	6.36	1,000.00	1,017.74	+	7.53
Investor
Actual	1,000.00	1,075.70		5.49	1,000.00	1,117.90		5.45	1,000.00	1,115.40		4.75	1,000.00	1,118.40		5.98
Hypothetical 5% return	1,000.00	1,019.91	+	5.35	1,000.00	1,020.06	+	5.19	1,000.00	1,020.72	+	4.53	1,000.00	1,019.56	+	5.70
Class P(a)
Actual	1,000.00	1,055.00		3.64	1,000.00	1,086.00		3.50	1,000.00	1,101.30		2.90	1,000.00	1,106.40		3.81
Hypothethical 5% return	1,000.00	1,020.42	+	4.82	1,000.00	1,020.67	+	4.57	1,000.00	1,021.48	+	3.76	1,000.00	1,020.32	+	4.92
Class R
Actual	1,000.00	1,073.00		8.10	1,000.00	1,115.00		8.10	1,000.00	1,112.10		7.40	—	—		—
Hypothetical 5% return	1,000.00	1,017.39	+	7.88	1,000.00	1,017.54	+	7.73	1,000.00	1,018.20	+	7.07	—	—		—
Class R6
Actual	1,000.00	1,076.70		4.97	1,000.00	1,118.70		4.81	1,000.00	1,116.90		3.95	1,000.00	1,119.30		5.18
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,020.67	+	4.58	1,000.00	1,021.48	+	3.77	1,000.00	1,020.32	+	4.94

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Growth Opportunities	1.30%	2.05%	0.96%	1.46%	1.05%	0.95%	1.55%	0.95%
Small/Mid Cap Growth	1.27	2.02	0.91	1.41	1.02	0.90	1.52	0.90
Strategic Growth	1.14	1.89	0.75	1.25	0.89	0.74	1.39	0.74
Technology Opportunities	1.37	2.12	0.98	1.48	1.12	0.97	—	0.97

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Goldman Sachs Blue Chip Fund (formerly, Goldman Sachs Dynamic U.S. Equity Fund), Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Blue Chip Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2018. The Trustees also noted that in October 2017 the Fund had been repositioned from the Dynamic U.S. Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees observed that the Blue Chip Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees noted that the Capital Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the Concentrated Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees also noted that the Capital Growth Fund and Concentrated Growth Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees noted that the Flexible Cap Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2018. The Trustees also noted that in August 2017 the Flexible Cap Fund had been repositioned from the Flexible Cap Growth Fund, which involved changes to the Fund’s investment strategy, benchmark, and portfolio management. The Trustees observed that the Growth Opportunities Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees also observed that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and placed in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2018. The Trustees also noted that the Small/Mid Cap Growth Fund had experienced certain portfolio management changes in 2017. The Trustees observed that the Strategic Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees considered that the Technology Opportunities Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the Technology Opportunities Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. The Trustees also noted that the Strategic Growth Fund and Technology Opportunities Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees observed that in January 2018, the Investment Adviser had combined the U.S. Growth and U.S. Value portfolio management teams into a single U.S. Equity portfolio management team and had made certain personnel changes with respect to the Growth Funds’ portfolio management teams in connection with that restructuring.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds,

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, and Technology Opportunities Funds that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Flexible Cap Fund, decreasing total fund expenses of the Growth Opportunities Fund, and decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Small/Mid Cap Growth and Technology Opportunities Funds, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund
First $1 billion	0.55%	0.71%	0.76%	0.55%
Next $1 billion	0.50	0.64	0.68	0.50
Next $3 billion	0.47	0.61	0.65	0.47
Next $3 billion	0.46	0.61	0.64	0.46
Over $8 billion	0.45	0.61	0.62	0.45

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund
First $1 billion	0.92%	0.85%	0.71%	0.94%
Next $1 billion	0.92	0.85	0.64	0.85
Next $3 billion	0.83	0.77	0.61	0.80
Next $3 billion	0.79	0.73	0.59	0.79
Over $8 billion	0.77	0.71	0.58	0.77

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Blue Chip, Concentrated Growth, Flexible Cap, Growth Opportunities, and Small/Mid Cap Growth Funds’ Class A, Class C, Investor, Class R, and Class T Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities and Small/Mid Cap Growth Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2018, 100%, 100%, 96.72%, 30.83% and 42.78% of the dividends paid from net investment company taxable income by the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap and Strategic Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $1,164,007, $73,460,331, $17,270,994, $4,430,713, $454,977,777, $292,808,768, $46,789,501, and $33,688,117, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2018.

For the year ended August 31, 2018, 100%, 100%, 100%, 48.58% and 42.88%, of the dividends paid from net investment company taxable income by the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap and Strategic Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2018, Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap and Strategic Growth Funds, designate $19,769, $8,724,664, $163,498, $393,329 and $7,182,026, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 144629-OTU-851888 EQGRWAR-18/103k

Goldman Sachs Funds

Annual Report	August 31, 2018

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Value Strategies’ Investment Process?

Goldman Sachs’ Fundamental Equity Value Strategies Team (the “Team”) believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

∎	Meetings with management teams and on-site company visits

∎	Industry-specific, proprietary financial and valuation models

∎	Assessment of management quality

∎	Analysis of each company’s competitive position and industry dynamics

∎	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

∎	Market uncertainty exists

∎	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

∎	Sustainable operating earnings, or competitive advantage

∎	Excellent stewardship of capital

∎	Capability to earn above their cost of capital

∎	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

∎	Capital appreciation potential as each company’s true value is recognized in the marketplace

∎	Investment style consistency

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2018 (the “Reporting Period”), boosted by a combination of accelerating economic growth, rising corporate earnings and corporate tax reform. The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 19.66%. The Russell 3000® Index generated a return of 20.25%.

As the Reporting Period began in September 2017, U.S. economic activity and labor market data showed consistent strength, with U.S. Gross Domestic Product (“GDP”) growth at an annualized rate above 3%, unemployment down to 4.2% and a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Federal Reserve (the “Fed”) delivered the third rate hike of 2017 in December as had been widely expected and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the calendar year from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500 Index, its strongest quarterly advance in four years.

U.S. equities saw a strong start to 2018, driven by positive economic data, a $1.5 trillion tax reform plan and a favorable corporate earnings season. The S&P 500 Index saw 14 closing highs in the month of January 2018. In February 2018, however, U.S. and international equities sold off on market speculation of a faster pace of interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s testimony before Congress, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes this calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

The U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced, but the impact of such on the U.S. equity markets remained relatively muted during April 2018, as investors stayed rather resistant to the risk of a trade war. U.S. equities rallied in May 2018, driven by strong corporate earnings, upside surprises in economic activity and sentiment data, and a new U.S. unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. The Fed raised interest rates again in June 2018, as widely expected, but the outcome of the Fed meeting was more hawkish than the consensus had anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the

2

MARKET REVIEW

three it had indicated in March 2018. Fed Chair Powell was also slightly hawkish in his June press conference. Still-escalating trade tensions between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on $200 billion worth of Chinese goods and China vowing to retaliate. All told, then, the S&P 500 Index produced modestly positive but rather flat returns for the month of June 2018.

Market volatility was high in July 2018, driven both by the heightened trade rhetoric between the U.S. and China as well as between the U.S. and key allies and by strong U.S. macroeconomic data relative to other developed and emerging markets. The U.S. economy grew 4.2% year over year in the second calendar quarter, its fastest annualized pace since 2004. July also marked the 100th month of economic expansion, a streak one year away from becoming the longest in U.S. history. U.S. equities then reached an all-time high in August 2018, with strong domestic economic data outweighing headwinds posed by moderating global economic growth and escalating trade and diplomatic tensions.

For the Reporting Period overall, information technology, consumer discretionary and energy, considered more economically-sensitive sectors, were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sectors in the S&P 500 Index were utilities, consumer staples and telecommunication services, traditionally considered more defensive sectors, though each still eked out a modestly positive absolute return during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, but small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we believed broad-based economic growth and strong corporate earnings fostered a positive environment for U.S. equities. We further believed that, although elevated, valuations were justified by strong earnings potential, given robust double-digit first and second quarter 2018 earnings growth. Progressing into the remaining months of 2018, we expect continued earnings growth potential on the back of favorable fiscal policy and realized upside from the December 2017-enacted tax reform stimulus. In our view, interest rates still have room to increase before they become a material headwind for U.S. equities, as we believe increasing rates reflect improving economic growth prospects, which also boost corporate earnings. All told, then, we believe U.S. equities continue to offer a reasonable risk premium over other asset classes. Additionally, after several years of thematic-driven markets, we were excited at the end of the Reporting Period about the divergence of global economies, heightened volatility and lower correlations at the stock levels, for we believe these factors can be a tailwind to our active investment management approach.

Indeed, regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market

3

MARKET REVIEW

share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. These changes did not impact Goldman Sachs Small Cap Fund and Goldman Sachs Small/Mid Cap Value Fund, as they continue to be managed by the Small Cap Value Team. The Investment Adviser believes these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

4

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity investments that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 10.88%, 10.06%, 11.30%, 10.77%, 11.15%, 10.59% and 11.34%, respectively. These returns compare to the 12.47% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 4.84%. This compares to the 4.72% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid double-digit absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were telecommunication services, energy and consumer staples, wherein stock selection proved challenging. Having an overweight to consumer staples, which was the weakest sector in the Russell Index during the Reporting Period, also hurt. Contributing positively to the Fund’s relative results was having an overweight to information technology, the best performing sector in the Russell Index during the Reporting Period. Effective stock selection in the information technology, health care and financials sectors also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in semiconductor company Intel, enterprise information management supplier Oracle and multi-national consumer goods corporation Procter & Gamble.

Intel’s stock experienced strong performance during the Reporting Period. However, the Fund only owned it for a portion of the time and had an underweight position, thus causing it to detract from relative results. The strong performance of Intel’s stock was driven by strong earnings results as well as by strength in the information technology sector broadly. While we remained positive on Intel’s data center business and improved cost controls, we exited the Fund’s position during the Reporting Period in favor of what we believed to be better risk/reward opportunities elsewhere.

Oracle’s shares sold off sharply in March 2018 following an underwhelming earnings report in which the company reported weaker than market expected total revenue, primarily driven by softness in its cloud business. The

5

PORTFOLIO RESULTS

company then reported earnings in June 2018 that were better than market expectations on both top line revenue and earnings per share—with good guidance as well. However, its cloud revenue, one of the main drivers of growth for the company, was slightly weaker than market estimates, and Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to what we saw as more compelling price/earnings ratios. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

A majority of Procter & Gamble’s stock price decline came in January and February 2018 in response to a mixed earnings report, with organic sales guidance increasing but margins decreasing. Its stock price decreased again in mid-April 2018 in response to weaker than market expected organic growth and weaker net sales in certain key business units. We believe this poor performance was due to headwinds from a stronger U.S. dollar and emerging market volatility, which we view as a short-term concern rather than affecting our long-term view. Nevertheless, by the end of the Reporting Period, we sold the Fund’s position in Procter & Gamble and reallocated proceeds to higher conviction opportunities.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in software giant Microsoft, technology hardware manufacturer Cisco Systems and pharmaceuticals company Pfizer.

Microsoft is a technology company that engages in the development and marketing of software and hardware services. The majority of its performance occurred when its first quarter 2018 earnings results came through better than market expected on broad-based strength, highlighted by its commercial cloud business pushing above the company’s $20 billion target three quarters ahead of schedule. At the end of the Reporting Period, we remained confident the company was executing well in its ongoing emphasis on becoming a leader in cloud computing, effectively migrating its customer base and expanding its addressable market with growth.

Cisco Systems designs, manufactures and sells Internet Protocol-based networking products and services related to the communications and information technology industries. Early in the fall of 2017, its shares appreciated after the company announced it was acquiring BroadSoft to join its unified communications group. Further share price increases occurred in February 2018 when the company reported strong quarterly results, beating market expectations for revenue and earnings per share. Its margins were also better than market expected, and company management gave higher future earnings guidance and announced a dividend increase. At the end of the Reporting Period, we were positive on the trajectory of the company, with its ongoing transition to a more recurring business model. We also continued to believe Cisco Systems is a high quality company, with what we consider to be a strong balance sheet, robust free cash flow and proven business model positioning it well moving forward.

Pfizer develops and produces medicines and vaccines for a wide range of medical disciplines. In late January and early February 2018, its stock depreciated slightly after announcing fourth quarter 2017 earnings results with a consensus miss on revenue due to one-time price adjustments on European Union sales. Its stock was able to recover and move higher as the Reporting Period progressed. In July 2018, Pfizer’s stock jumped significantly on the news of the Food and Drug Administration approving its biosimilar drug NIVESTYM. In our view, at the end of the Reporting Period, the company held a strong balance sheet with a large amount of cash providing its pragmatic management with the financial flexibility to invest for growth or return capital to shareholders. We remained positive on Pfizer at the end of the Reporting Period given what we saw as its attractive valuation, its optionality to deploy global cash flows and its structurally lower tax rate. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Medtronic, a medical technology company that specializes in cardiac vascular, minimally invasive, restorative and

6

PORTFOLIO RESULTS

diabetes solutions. We initiated the position given what we see as strong demand in cardiovascular end-markets, and we believe Medtronic has the opportunity to narrow its discounted valuation if its management executes on guidance and consistent margin improvement.

Toward the end of 2017, we initiated a Fund position in the newly merged company DowDuPont. The company had been subject to scrutiny regarding its overhead cost structure and below-peer segment margins. With the appointment of Ed Breen to Chief Executive Officer (“CEO”), we believe such matters will finally be addressed. In our view, Breen is committed to improving working capital, reducing capital expenditures and introducing a higher level of rigor into the company’s decision-making process. We believe synergies associated with the consolidated businesses are likely to account for some of the cost savings opportunities.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in diversified conglomerate General Electric. While we believe its stock could provide optionality in the longer term, we sold the position following the restructuring framework announcement made by CEO John Flannery in November 2017, which included cutting its dividend by 50%, increasing its cost reduction targets and spinning off approximately $20 billion worth of assets during the next one to two years with the goal of enabling General Electric to focus on its core businesses of aviation, health care and power. We allocated the proceeds from the sale to higher conviction names in the Fund’s portfolio, which we believe offer a more attractive risk/reward profile.

We eliminated the Fund’s position in American International Group, a global insurance company. Its stock was negatively affected in early November 2017, when the company reported weaker third quarter 2017 earnings than the market expected. Its after-tax operating loss was beyond market estimates, driven by a high level of catastrophe losses in its commercial insurance segment. Following an increase to reserves in the third quarter of 2017, which negatively affected the equity portion of its balance sheet, we decided to sell the Fund’s position in American International Group to hedge against more reserve increases.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2018, Sean Gallagher will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Fund. Dan Lochner and Charles “Brook” Dane will continue to serve as portfolio managers for the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care, utilities and real estate increased. The Fund’s exposure to financials, information technology, consumer staples, industrials and consumer discretionary decreased compared to the Russell Index. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had overweight positions relative to the Russell Index in the health care, information technology and utilities sectors. On the same date, the Fund had underweight positions compared to the Russell Index in consumer discretionary and financials and was rather neutrally weighted to the Russell Index in consumer staples, energy, industrials, telecommunication services, materials and real estate.

7

FUND BASICS

Equity Income Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	10.88%	12.47%
Class C	10.06	12.47
Institutional	11.30	12.47
Service	10.77	12.47
Investor	11.15	12.47
Class R	10.59	12.47
Class R6	11.34	12.47

April 17, 2018–August 31, 2018
Class P	4.84%	4.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.84%	7.52%	5.38%	6.84%	2/5/93
Class C	3.14	7.93	5.18	3.33	8/15/97
Institutional	5.34	9.17	6.39	6.16	6/3/96
Service	4.82	8.63	5.87	5.71	3/6/96
Investor	5.21	9.02	6.24	5.04	11/30/07
Class P	N/A	N/A	N/A	-0.66	4/17/18
Class R	4.66	8.47	5.71	4.52	11/30/07
Class R6	5.39	N/A	N/A	6.07	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	1.22%
Class C	1.87	1.97
Institutional	0.73	0.83
Service	1.23	1.33
Investor	0.87	0.97
Class P	0.72	0.82
Class R	1.37	1.47
Class R6	0.72	0.82

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Pfizer, Inc.	5.1%	Pharmaceuticals
Johnson & Johnson	3.8	Pharmaceuticals
Cisco Systems, Inc.	3.8	Communications Equipment
Chevron Corp.	3.5	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.3	Software
JPMorgan Chase & Co.	3.3	Banks
Medtronic PLC	2.9	Health Care Equipment & Supplies
AT&T, Inc.	2.5	Diversified Telecommunication Services
Royal Dutch Shell PLC Class B ADR	2.4	Oil, Gas & Consumable Fuels
Abbott Laboratories	2.2	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 1, 2008 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	10.88%	9.30%	6.89%	7.26%
Including sales charges	4.77%	8.07%	6.29%	7.02%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.06%	8.48%	6.09%	3.56%
Including contingent deferred sales charges	9.04%	8.48%	6.09%	3.56%

Institutional (Commenced June 3, 1996)	11.30%	9.73%	7.31%	6.37%

Service (Commenced March 6, 1996)	10.77%	9.19%	6.78%	5.91%

Investor (Commenced November 30, 2007)	11.15%	9.57%	7.16%	5.48%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	4.84%*

Class R (Commenced November 30, 2007)	10.59%	9.03%	6.62%	4.96%

Class R6 (Commenced July 31, 2015)	11.34%	N/A	N/A	7.58%

*	Total return for periods of less than one year represents cumulative total return.

11

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 8.64%, 7.87%, 9.06%, 9.01%, 8.35% and 9.06%, respectively. These returns compare to the 12.47% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 5.79%. This compares to the 4.72% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains but underperformed the Russell Index on a relative basis due primarily to stock selection as a whole. Sector allocation overall contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that most meaningfully detracted from the Fund’s relative results during the Reporting Period were energy, industrials and health care, wherein stock selection proved challenging. Partially offsetting these detractors was effective stock selection in financials, which contributed positively. Having underweight allocations to utilities and consumer staples, among the weakest sectors in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in multi-national pharmaceutical company Allergan; natural gas, natural gas liquids and petroleum exploration company Devon Energy; and biotechnology-firm Celgene.

The majority of Allergan’s weak performance during the Reporting Period came in October 2017 when the District Court for the Eastern District of Texas invalidated the company’s second largest product’s patent, which significantly affected the company’s earnings growth in 2018. Additionally, poor drug testing results hurt its returns throughout the Reporting Period. Given its management’s strategic review, focused on bolstering its profitable product lines while potentially divesting less successful areas of the company, we continued to hold the stock for a time. However, ultimately, the strategic review yielded only limited results, and so we decided there were better risk/reward opportunities elsewhere, and we sold out of the position in April 2018.

12

PORTFOLIO RESULTS

Devon Energy was a new purchase for the Fund during the Reporting Period. Its share price decline can be attributed primarily to February 2018 when the company reported weak fourth quarter 2017 earnings, driven largely by missed production expectations of the market and disappointing 2018 guidance. We believed the value of the company’s large North American asset base was not fully recognized at the stock’s then-current price. However, we decided to exit the Fund’s position in Devon Energy in favor of what we considered to be more compelling risk-adjusted opportunities elsewhere. In May 2018, we re-initiated a Fund position in Devon Energy on the basis that we became more optimistic on its operations returning to a strong level, with future share repurchases returning capital to shareholders. At the end of the Reporting Period, we believed the company’s U.S. onshore execution was coming through positively and that capital returns may well provide downside support, with the likelihood of more buybacks happening during the remainder of 2018 and into the first half of 2019 from the sale of additional assets.

Celgene is focused primarily on oncology and immune inflammatory-related diseases. While we believe Celgene has an attractive balance sheet as well as robust free cash flow that has been consistently used to repurchase shares and perform targeted acquisitions, we exited the Fund’s position in Celgene following its announcement that one of its pipeline drugs showed no efficacy in Crohn’s disease, which could have added billions of dollars of sales by 2027. We no longer believed the stock reflected an appropriate risk/reward balance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in software giant Microsoft, equipment and system services company for the transit and freight rail industry Westinghouse Air Brake Technologies (“Wabtec”) and pharmaceutical company Eli Lilly & Company.

Microsoft, a new purchase for the Fund during the Reporting Period, is a technology company that engages in the development and marketing of software and hardware services. The majority of its performance occurred when its first quarter 2018 earnings results came through better than market expected on broad-based strength, highlighted by its commercial cloud business pushing above the company’s $20 billion target three quarters ahead of schedule. At the end of the Reporting Period, we remained confident the company was executing well in its ongoing emphasis on becoming a leader in cloud computing, effectively migrating its customer base and expanding its addressable market with growth.

Wabtec was another new purchase for the Fund during the Reporting Period. Wabtec’s strong performance during the Reporting Period was highlighted by strategic acquisitions. In October 2017, the company announced it had acquired AM General Contractor, a European manufacturer of safety systems. Its stock then appreciated again in April 2018 when Wabtec announced its intentions to acquire General Electric’s transport business and again when the deal was finalized in May 2018. The market appeared to view the acquisition positively, as it could increase cash and provide structural synergies. Wabtec’s stock was additionally supported by the company’s re-affirmation of its 2018 financial guidance and long-term financial targets, which continued to be ahead of market consensus. At the end of the Reporting Period, we were positive on the company’s recent acquisitions and believed the company had the potential to explore additional opportunities that could unlock further synergies. In our view, Wabtec presented one of the most attractive risk/reward opportunities amongst its peers, and we remained positive on what we saw as its strong growth prospects across its global end-markets.

Eli Lilly & Company was also a new purchase for the Fund during the Reporting Period. Eli Lilly & Company’s stock experienced much of its strong performance during the second quarter of 2018, when it rallied after the company reported exceptionally strong first quarter 2018 results. The company beat investor expectations on both earnings per share and revenues while also raising full year guidance. The results were driven by broad-based strength across its major products. It was also announced the company plans to launch its Initial Public Offering for its animal health business, which we believe may well prove to be a value accretive decision. At the end of the Reporting Period, we remained positive on Eli Lilly & Company given what we view as its strong history of innovation and solid upcoming pipeline. We saw its margins expanding as new drugs improve its overall product mix. We believe Eli Lilly & Company is a high quality company with leading franchises, strong growth prospects and an improving financial profile.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

13

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Toward the end of 2017, we initiated a Fund position in the newly merged company DowDuPont. The company had been subject to scrutiny regarding its overhead cost structure and below-peer segment margins. With the appointment of Ed Breen to Chief Executive Officer (“CEO”), we believe such matters will finally be addressed. In our view, Breen is committed to improving working capital, reducing capital expenditures and introducing a higher level of rigor into the company’s decision-making process. We believe synergies associated with the consolidated businesses are likely to account for some of the cost savings opportunities.

We established a Fund position in Berkshire Hathaway, a multinational conglomerate holding company. We purchased the stock due to the company’s collection of high quality businesses and its management team’s proven track record of successful capital allocation. Additionally, we are constructive on the company’s strong balance sheet, which provides, in our view, the ability to deploy excess cash toward value-enhancing acquisitions.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in integrated energy company Exxon Mobil. We had purchased the stock as we were positive on the company’s integrated business model and its management team’s ability to identify value accretive acquisitions. While we continued to believe Exxon Mobil is a high quality company, we became less optimistic on its restructuring process as well as on its narrower mix of assets. We decided to sell the position to reflect our risk/reward views and used the proceeds to purchase stock in Chevron, a company we believe offers more compelling risk-adjusted opportunities over the long term.

We exited the Fund’s position in diversified conglomerate General Electric. While we believe its stock could provide optionality in the longer term, we sold the position following the restructuring framework announcement made by CEO John Flannery in November 2017, which included cutting its dividend by 50%, increasing its cost reduction targets and spinning off approximately $20 billion worth of assets during the next one to two years with the goal of enabling General Electric to focus on its core businesses of aviation, health care and power. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.) We allocated the proceeds from the sale to higher conviction names in the Fund’s portfolio, which we believe offer a more attractive risk/reward profile.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	John Arege, Managing Director, left the firm. John shared co-lead portfolio management responsibilities for the Fund with Sean Gallagher, Co-Chief Investment Officer of the Goldman Sachs U.S. Equity Team. Sean, who continued to serve as lead portfolio manager for the Fund, drew upon the combined team for idea generation and make final investment decisions. John’s sector responsibilities in financials and energy were absorbed by members of the Goldman Sachs U.S. Equity Team.

Sean Gallagher then announced his retirement from Goldman Sachs on July 17, 2018 to be effective September 30, 2018, at which time Sean will no longer serve as a portfolio manager for the Fund. In addition, effective July 17, 2018, Charles “Brook” Dane serves as a portfolio manager for the Fund. Brook has worked closely with Sean on the Fund’s strategy since 2010 as a senior member of the team. He joined the Fundamental Equity team in 2010 and has 26 years of industry experience.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples, telecommunication services, materials, real estate and utilities increased. The Fund’s exposure to the financials, health care, information technology, industrials, consumer discretionary and energy sectors decreased compared to the Russell Index. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund was overweight in information technology and materials relative to the Russell Index. On the same date, the Fund was underweight in real estate and financials and was rather neutrally weighted to the Russell Index in health care, industrials, consumer discretionary, energy, consumer staples, telecommunication services and utilities at the end of August 2018.

14

FUND BASICS

Focused Value Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	8.64%	12.47%
Class C	7.87	12.47
Institutional	9.06	12.47
Investor	9.01	12.47
Class R	8.35	12.47
Class R6	9.06	12.47

April 17, 2018–August 31, 2018
Class P	5.79%	4.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Class A	-3.84%	3.07%	7/31/15
Class C	-0.01	4.30	7/31/15
Institutional	2.07	5.48	7/31/15
Investor	1.92	5.33	7/31/15
Class P	N/A	-0.19	4/17/18
Class R	1.37	4.80	7/31/15
Class R6	2.07	5.49	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	7.74%
Class C	1.87	8.49
Institutional	0.73	7.35
Investor	0.87	7.49
Class P	0.72	7.34
Class R	1.37	7.99
Class R6	0.72	7.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	4.9%	Banks
JPMorgan Chase & Co.	3.9	Banks
Berkshire Hathaway, Inc. Class B	3.9	Diversified Financial Services
DowDuPont, Inc.	3.8	Chemicals
Walmart, Inc.	3.7	Food & Staples Retailing
Zimmer Biomet Holdings, Inc.	3.4	Health Care Equipment & Supplies
Raytheon Co.	3.3	Aerospace & Defense
Eli Lilly & Co.	3.2	Pharmaceuticals
Verizon Communications, Inc.	3.2	Diversified Telecommunication Services
Northern Trust Corp.	3.1	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	8.64%	6.73%
Including sales charges	2.63%	4.80%

Class C (Commenced July 31, 2015)
Excluding sales charges	7.87%	5.96%
Including sales charges	6.79%	5.96%

Institutional (Commenced July 31, 2015)	9.06%	7.14%

Investor (Commenced July 31, 2015)	9.01%	7.02%

Class P (Commenced April 17, 2018)	N/A	5.79%*

Class R (Commenced July 31, 2015)	8.35%	6.46%

Class R6 (Commenced July 31, 2015)	9.06%	7.18%

*	Total return for periods of less than one year represents cumulative total return.

18

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 20% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 9.29%, 8.46%, 9.65%, 9.15%, 9.61%, 9.05% and 9.67%, respectively. These returns compare to the 12.47% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 5.38%. This compares to the 4.72% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s relative results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were consumer discretionary, energy and health care, wherein stock selection was comparatively weak. Partially offsetting these detractors was the positive contribution made by having an overweighted allocation to information technology, the best performing sector in the Russell Index during the Reporting Period. Also boosting relative results was having underweight allocations to consumer staples and utilities, among the weakest sectors in the Russell Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in multi-national pharmaceutical company Allergan, diversified conglomerate General Electric and semiconductor company Intel.

The majority of Allergan’s weak performance during the Reporting Period came in October 2017 when the Court for the Eastern District of Texas invalidated the company’s second largest product’s patent, which significantly affected the company’s earnings growth in 2018. Additionally, poor drug testing results hurt its returns throughout the Reporting Period. Given its management’s strategic review, focused on bolstering its profitable product lines while potentially divesting less successful areas of the company, we continued to hold the stock for a time. However, ultimately, the strategic review yielded only limited results, and so we decided there were better risk/reward opportunities elsewhere, and we sold out of the position in April 2018.

General Electric announced earnings in October 2017 that missed market estimates on earnings per share, driven by

19

PORTFOLIO RESULTS

weakness in its power and oil and gas segments. The company also cut its 2017 guidance, which caused the stock to decline. Its stock fell further in November 2017 as new restructuring and financial tightening goals were announced. General Electric reduced its dividend by 50% and announced plans to focus on its core businesses of aviation, health care and power by selling or spinning off approximately $20 billion worth of assets. The company also announced intentions of changing the corporate culture to focus more on profitability, cash flow and execution. While we continued to believe the company was an attractively valued, high quality business, we felt its risk/reward prospects had shifted and decided to exit the position. We believed the potential near-term volatility of the company’s shares outweighed the longer-term reward, and it had minimal catalysts in the near term and a challenging turnaround ahead. Additionally, General Electric, in our opinion, is likely to be less of a beneficiary from tax reform than other companies, as it already had a low effective tax rate. For all these reasons, we decided to eliminate the position and allocate the capital elsewhere.

Intel’s stock experienced strong performance during the Reporting Period. However, the Fund only owned it for a portion of the time and had an underweight position, thus causing it to detract from relative results. The strong performance of Intel’s stock was driven by strong earnings results as well as by strength in the information technology sector broadly. While we remained positive on Intel’s data center business and improved cost controls, we exited the Fund’s position during the Reporting Period in favor of what we believed to be better risk/reward opportunities elsewhere.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in equipment and system services company for the transit and freight rail industry Westinghouse Air Brake Technologies (“Wabtec”), U.S.-based bank holding company Bank of America and software giant Microsoft.

Wabtec was a new purchase for the Fund during the Reporting Period. Wabtec’s strong performance during the Reporting Period was highlighted by strategic acquisitions. In October 2017, the company announced it had acquired AM General Contractor, a European manufacturer of safety systems. Its stock then appreciated again in April 2018 when Wabtec announced its intentions to acquire General Electric’s transport business and again when the deal was finalized in May 2018. The market appeared to view the acquisition positively, as it could increase cash and provide structural synergies. Wabtec’s stock was additionally supported by the company’s re-affirmation of its 2018 financial guidance and long-term financial targets, which continued to be ahead of market consensus. At the end of the Reporting Period, we were positive on the company’s recent acquisitions and believed the company had the potential to explore additional opportunities that could unlock further synergies. In our view, Wabtec presented one of the most attractive risk/reward opportunities amongst its peers, and we remained positive on what we saw as its strong growth prospects across its global end-markets.

Bank of America’s strong performance was highlighted by multiple positive earnings results during the Reporting Period. Its stock rose in October 2017 after the company reported third quarter 2017 results that beat consensus expectations driven primarily by operating expense discipline and a benign credit environment. Its stock rose again in January 2018 after the company reported positive fourth quarter 2017 results that beat consensus expectations with continued expense discipline and growing deposits on a year-over-year basis. July 2018 saw much of the same positive results, with the help of loan and deposit growth that outpaced its competition. At the end of the Reporting Period, we remained positive on what we saw as the company’s solid banking fundamentals, healthy loan prospects and strong capital positioning. Additionally, we believe Bank of America was well positioned to capitalize on rising interest rates and potential easing of bank regulations.

Microsoft, a new purchase for the Fund during the Reporting Period, is a technology company that engages in the development and marketing of software and hardware services. The majority of its performance occurred when its first quarter 2018 earnings results came through better than market expected on broad-based strength, highlighted by its commercial cloud business pushing above the company’s $20 billion target three quarters ahead of schedule. At the end of the Reporting Period, we remained confident the company was executing well in its ongoing emphasis on becoming a leader in cloud computing, effectively migrating its customer base and expanding its addressable market with growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

20

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we established a Fund position in Verizon Communications, a provider of wireless telecommunications in the U.S. We initiated the position due to what we saw as the stock’s attractive valuation and based on our increased confidence in the wireless spectrum space. Furthermore, we are encouraged by Verizon’s recent 5G, or fifth-generation, trials, which have showcased the company’s ability to successfully deploy wireless broadband in major test cities, providing a potential avenue for solid recurring revenue growth going forward.

We initiated a Fund position in Berkshire Hathaway, a multinational conglomerate holding company. We purchased the stock due to the company’s collection of high quality businesses and its management team’s proven track record of successful capital allocation. Additionally, we are constructive on the company’s strong balance sheet, which provides, in our view, the ability to deploy excess cash toward value-enhancing acquisitions.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Wells Fargo & Co. In February 2018, the Federal Reserve (the “Fed”) moved to restrict the company’s size and growth potential in response to poor governance until the company is able to improve its controls. The unprecedented action by the Fed prohibits the bank from growing any larger than its total assets as of the end of 2017. We were disappointed by this event and ultimately decided to remove the Fund’s exposure to the company in light of the poor governance.

We exited the Fund’s position in enterprise software company Oracle. During the Reporting Period, Oracle announced solid earnings and revenues that exceeded market expectations. However, Oracle also announced it would stop disclosing cloud revenue, which both we and the market viewed as a negative. Our original investment thesis for Oracle was based on the company’s ability to transition its installed user base to its cloud business, potentially leading to multiple expansion. However, the now less transparent reporting structure led us to lose confidence in the company’s cloud business and our ability to monitor it. Given this change and the relatively slower growth in other parts of its business, we decided to exit the position and allocate capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	John Arege, Managing Director, left the firm. John shared co-lead portfolio management responsibilities for the Fund with Sean Gallagher, Co-Chief Investment Officer of the Goldman Sachs US Equity Team. Charles “Brook” Dane also no longer served as a portfolio manager for the Fund, effective January 9, 2018. Sean, who continued to serve as lead portfolio manager for the Fund, drew upon the combined team for idea generation and make final investment decisions. John’s sector responsibilities in financials and energy were absorbed by members of the Goldman Sachs U.S. Equity Team.

Sean Gallagher then announced his retirement from Goldman Sachs on July 17, 2018. Sean continued to manage the Fund with Charles “Brook” Dane, who re-assumed portfolio manager responsibilities effective July 17, 2018, until Sean’s retirement became effective on September 30, 2018. Brook has worked closely with Sean on the Fund’s strategy since 2010 as a senior member of the team. He joined the Fundamental Equity team in 2010 and has 26 years of industry experience.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in information technology, real estate and utilities increased. The Fund’s exposure to financials, health care, industrials, consumer discretionary and materials decreased compared to the Russell Index. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had an overweight position relative to the Russell Index in the information technology sector. On the same date, the Fund had underweight positions compared to the Russell Index in consumer staples, financials and real estate and had rather neutral allocations relative to the Russell Index in health care, industrials, energy, consumer discretionary, materials, telecommunication services and utilities.

21

FUND BASICS

Large Cap Value Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	9.29%	12.47%
Class C	8.46	12.47
Institutional	9.65	12.47
Service	9.15	12.47
Investor	9.61	12.47
Class R	9.05	12.47
Class R6	9.67	12.47

April 17, 2018–August 31, 2018
Class P	5.38%	4.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.00%	6.76%	5.13%	5.52%	12/15/99
Class C	-0.16	7.17	4.94	5.04	12/15/99
Institutional	1.92	8.38	6.13	6.24	12/15/99
Service	1.41	7.84	5.61	5.75	12/15/99
Investor	1.88	8.24	5.99	4.99	11/30/07
Class P	N/A	N/A	N/A	-0.32	4/17/18
Class R	1.36	7.70	5.47	4.49	11/30/07
Class R6	1.99	N/A	N/A	4.70	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.10%	1.21%
Class C	1.85	1.96
Institutional	0.78	0.82
Service	1.28	1.32
Investor	0.85	0.96
Class P	0.77	0.81
Class R	1.35	1.46
Class R6	0.77	0.81

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	3.6%	Diversified Financial Services
JPMorgan Chase & Co.	3.4	Banks
Bank of America Corp.	3.2	Banks
Verizon Communications, Inc.	2.7	Diversified Telecommunication Services
Chevron Corp.	2.5	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	2.4	Communications Equipment
DowDuPont, Inc.	2.3	Chemicals
Pfizer, Inc.	2.2	Pharmaceuticals
Walmart, Inc.	2.1	Food & Staples Retailing
Medtronic PLC	1.9	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	9.29%	8.44%	6.74%	6.10%
Including sales charges	3.30%	7.22%	6.14%	5.78%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	8.46%	7.63%	5.95%	5.30%
Including contingent deferred sales charges	7.38%	7.63%	5.95%	5.30%

Institutional (Commenced December 15, 1999)	9.65%	8.85%	7.15%	6.50%

Service (Commenced December 15, 1999)	9.15%	8.31%	6.63%	6.01%

Investor (Commenced November 30, 2007)	9.61%	8.72%	7.02%	5.46%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	5.38%*

Class R (Commenced November 30, 2007)	9.05%	8.18%	6.48%	4.95%

Class R6 (Commenced July 31, 2015)	9.67%	N/A	N/A	6.33%

*	Total return for periods of less than one year represents cumulative total return.

25

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 10.68%, 9.86%, 11.13%, 10.58%, 10.98%, 10.43% and 11.10%, respectively. These returns compare to the 12.67% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 3.93%. This compares to the 6.10% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in consumer discretionary, energy and health care. Partially offsetting these detractors was effective stock selection in the industrials and information technology sectors, which contributed positively. Having an overweight allocation to information technology, which was the best performing sector in the Russell Index during the Reporting Period, and having an underweight allocation to real estate, which was among the weakest sectors in the Russell Index during the Reporting Period, also boosted relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in online news and social networking service Twitter, oil and gas exploration and production company EQT and branded online travel services provider Expedia Group.

We established a Fund position in Twitter near the end of the first quarter of 2018, and the stock declined shortly thereafter during the sell-off in most technology and Internet companies, driven by negative sentiment around loose consumer data controls and fears of impending regulation. During the month of May 2018, we exited the Fund’s position in Twitter for what we considered to be more favorable risk/return opportunities elsewhere. However, the remainder of the Reporting Period saw positive stock performance for Twitter, contributing to the detracting effect of the position relative to the Russell Index.

EQT is primarily a natural gas producer in the Appalachian area of the U.S. In our view, EQT faced a variety of

26

PORTFOLIO RESULTS

idiosyncratic and company-specific issues that were compounded by a challenging natural gas market. While we were originally positive on its acquisition of Rice Energy, it did not yield the results in cost reduction and midstream synergies we had expected. Eventually, following weaker than market expected earnings reported in April 2018, we exited the position in favor of what we saw as better risk/reward opportunities elsewhere.

In late October 2017, shares of Expedia Group came under pressure following a disappointing earnings release in which the company missed market expectations for both earnings and revenues while also lowering its full-year earnings guidance. The weaker than market expected results were explained by the company to be, in part, driven by soft bookings caused by the fall 2017 hurricanes. Lower than expected cash flows from its metasearch business Trivago also drew investor concern. Expedia’s share price declined again in early 2018 following another disappointing earnings release. While the company reported strong booked room nights growth, investors reacted negatively to earnings well below market estimates. Despite what we saw as these temporary headwinds, we continued to be positive on the travel ecosystem and Expedia Group’s newly appointed Chief Executive Officer Mark Okerstrom. Our confidence in Expedia Group was reaffirmed in April 2018 when the stock increased significantly following in-line earnings and revenues that beat market expectations. The company continued to partially recover the value it lost in the first half of the Reporting Period, as its stock price went up again in July 2018 when Expedia Group beat earnings per share market expectations. Additionally, as the stock began to turn around in the second quarter of 2018, we believed there was further room to rise from synergies associated with the company’s December 2015 acquisition of HomeAway, a leading vacation rental company.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in equipment and system services company for the transit and freight rail industry Westinghouse Air Brake Technologies (“Wabtec”), freight logistics provider XPO Logistics and off-price retailer Burlington Stores.

Wabtec’s strong performance during the Reporting Period was highlighted by strategic acquisitions. In October 2017, the company announced it had acquired AM General Contractor, a European manufacturer of safety systems. Its stock then appreciated again in April 2018 when Wabtec announced its intentions to acquire General Electric’s transport business and again when the deal was finalized in May 2018. The market appeared to view the acquisition positively, as it could increase cash and provide structural synergies. Wabtec’s stock was additionally supported by the company’s re-affirmation of its 2018 financial guidance and long-term financial targets, which continued to be ahead of market consensus. At the end of the Reporting Period, we were positive on the company’s recent acquisitions and believed the company had the potential to explore additional opportunities that could unlock further synergies. In our view, Wabtec presented one of the most attractive risk/reward opportunities amongst its peers, and we remained positive on what we saw as its strong growth prospects across its global end-markets.

Coming off momentum in 2017, the stock of XPO Logistics continued to perform well, as reflected in its three earnings reports released in February, May and July of 2018. These reports increased market confidence and caused appreciation of the company’s stock. XPO Logistics built its backlog through new products, including a real-time, cloud-based freight marketplace and a mobile application to match contract carriers to loads. The company also indicated an impending acquisition toward the end of calendar year 2018. Based on the company’s buildout of technology infrastructure, we believed, at the end of the Reporting Period, the company was positioned competitively for the longer term. In our view, XPO Logistics has leverage to e-commerce, operates well in a fragmented industry and was still undervalued relative to its market value.

Burlington Stores’ stock performance accelerated late in 2017 when the company reported third quarter earnings that had stronger than market expected comparable same-store sales, high single-digit sales and solid adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company again reported earnings in May 2018 that were better than market estimates on earnings per share and revenue, which caused its stock to jump. Despite challenges to traditional retailers, the off-price space exhibited healthy momentum and increased demand, especially during the holiday season. Specific to Burlington Stores, we believe the company was able to enhance product assortments, including underdeveloped categories, such as home and baby, and shielded against e-commerce cannibalization by virtue of store experience, competitive pricing and faster supply chain.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

27

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in financial services technology company Fidelity National Information Services. The company focuses on retail and institutional banking, payments, asset and wealth management, risk and compliance, consulting and outsourcing solutions. We are positive on the company’s strong earnings and cash flow growth potential and believe a recent pull-back in its stock presented a renewed favorable risk/reward opportunity going forward. We further believe the company may be a beneficiary of tax reform, as it is focused on returning capital to shareholders through stock buybacks.

We established a Fund position in Royal Caribbean Cruises, a global cruise vacation company. We purchased the stock based on our belief that the cruising industry is on a steady incline, primarily due to baby boomers and millennials who continue to value experience-based travel expenditures. Additionally, we are positive on the upcoming regulatory change anticipated for 2019 that, if realized, will require the use of low sulfur fuel in marine vessels, a regulation that, in our view, may serve as a positive tailwind for Royal Caribbean, which already operates on such fuel, and is likely to set the company apart from its peers.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Molson Coors Brewing, a Denver-based company that manufactures and sells beer and other beverages globally. We had initiated a position in the stock based on our positive view toward the company’s acquisition of the remaining 58% of the MillerCoors joint venture it did not already own. The acquisition, which took place in 2016, doubled the company’s size and provided it with access to various distribution opportunities outside the U.S. We exited the position due to increasing concerns the U.S. beer industry is under structural decline with no visible signs of a turnaround. In our view, the cost savings associated with the MillerCoors joint venture in 2016 have been realized, leaving us with no near-term catalyst to support its risk/reward profile, in our opinion.

We exited the Fund’s position in Huntington Bancshares, a regional bank holding company headquartered in Columbus, Ohio. We had originally purchased the stock due to what we saw as its attractive valuation, the company’s improving balance sheet, its management team’s commitment to operating leverage, and its differentiated service-oriented consumer/commercial strategy. In our view, increased loan growth, faster than company expected synergies from recent merger and acquisition activity, and regulatory relief would also be positive for its shares. While we continued to believe in its management team at the end of the Reporting Period, we exited the stock, as we believed the consensus 2018 estimates on the company’s performance were overly optimistic, creating a possible risk of downward earnings per share revisions in 2018, which would likely pressure its stock price. As such, we decided to reallocate the proceeds to higher conviction names in the Fund’s portfolio.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 9, 2018, Timothy Ryan no longer serves as a portfolio manager for the Fund. Adam Agress was promoted to co-lead portfolio manager of the Fund, wherein he oversees the portfolio construction and investment research for the Fund, joining portfolio managers Sung Cho and Sean Gallagher.

Sean Gallagher then announced his retirement from Goldman Sachs on July 17, 2018. Sean will continue to provide portfolio guidance and oversight to Adam and Sung, who continue to serve as portfolio managers of the Fund, until his retirement becomes effective on September 30, 2018.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in financials, real estate and utilities increased. The Fund’s exposure to the consumer discretionary and consumer staples sectors decreased compared to the Russell Index. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund had an underweight position compared to the Russell Index in consumer staples and was rather neutrally weighted to the Russell Index in all of the remaining ten sectors of the Russell Index.

28

FUND BASICS

Mid Cap Value Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Class A	10.68%	12.67%
Class C	9.86	12.67
Institutional	11.13	12.67
Service	10.58	12.67
Investor	10.98	12.67
Class R	10.43	12.67
Class R6	11.10	12.67

April 17, 2018–August 31, 2018
Class P	3.93%	6.10%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.00%	6.91%	6.76%	8.30%	8/15/97
Class C	5.04	7.32	6.56	7.79	8/15/97
Institutional	7.28	8.56	7.79	10.71	8/1/95
Service	6.76	8.02	7.25	8.60	7/18/97
Investor	7.14	8.40	7.63	6.93	11/30/07
Class P	N/A	N/A	N/A	0.25	4/17/18
Class R	6.61	7.86	N/A	11.95	1/6/09
Class R6	7.31	N/A	N/A	5.25	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.16%
Class C	1.91	1.91
Institutional	0.77	0.77
Service	1.27	1.27
Investor	0.91	0.91
Class P	0.76	0.76
Class R	1.41	1.41
Class R6	0.76	0.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Fund’s expense limitation will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangement without the approval of the Fund’s Board of Trustees. If this arrangement is discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Fidelity National Information Services, Inc.	2.2%	IT Services
Stanley Black & Decker, Inc.	2.0	Machinery
Zimmer Biomet Holdings, Inc.	1.9	Health Care Equipment & Supplies
Ball Corp.	1.8	Containers & Packaging
Celanese Corp. Series A	1.8	Chemicals
Royal Caribbean Cruises Ltd.	1.7	Hotels, Restaurants & Leisure
Marvell Technology Group Ltd.	1.7	Semiconductors & Semiconductor Equipment
Camden Property Trust	1.7	Equity Real Estate Investment Trusts (REITs)
Equity Residential	1.6	Equity Real Estate Investment Trusts (REITs)
Signature Bank	1.5	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

30

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	10.68%	8.36%	8.04%	8.70%
Including sales charges	4.58%	7.14%	7.43%	8.41%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	9.86%	7.55%	7.23%	7.90%
Including contingent deferred sales charges	8.76%	7.55%	7.23%	7.90%

Institutional (Commenced August 1, 1995)	11.13%	8.79%	8.47%	10.80%

Service (Commenced July 18, 1997)	10.58%	8.25%	7.93%	8.71%

Investor (Commenced November 30, 2007)	10.98%	8.63%	8.31%	7.18%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	3.93%*

Class R (Commenced January 6, 2009)	10.43%	8.09%	N/A	12.13%

Class R6 (Commenced July 31, 2015)	11.10%	N/A	N/A	6.19%

*	Total return for periods of less than one year represents cumulative total return.

32

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 18.15%, 17.26%, 18.62%, 18.02%, 18.44%, 17.85% and 18.63%, respectively. These returns compare to the 20.05% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 6.71%. This compares to the 10.92% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust positive double-digit returns but underperformed the Russell Index during the Reporting Period attributable to stock selection overall. Sector allocation as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the consumer discretionary, materials and energy sectors detracted most from the Fund’s performance relative to the Russell Index. Having a position in cash during a Reporting Period when the Russell Index rallied also hurt. Partially offsetting these detractors was effective stock selection in the real estate, information technology and consumer staples sectors, which contributed positively to the Fund’s relative results. Having an underweight allocation to real estate, which lagged the Russell Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in electrical and gas utility Black Hills, facility services provider ABM Industries and roofing and building materials distributor Beacon Roofing Supply.

Black Hills is focused on West Coast markets. Following worse than market expected third quarter 2017 earnings, the company lowered its 2017 earnings forecast based on headwinds associated with unfavorable weather, sluggish commercial and industrial load growth, increased expenses and a more conservative outlook on commercial and industrial electric demand growth. Following weaker than market expected fourth quarter earnings that suppressed its 2018 full year guidance, we decided to sell the Fund’s position in Black Hills.

ABM Industries provides facility services for commercial, industrial and institutional buildings. A majority of its weak performance occurred in December 2017 when the company

33

PORTFOLIO RESULTS

reported worse than market expected fourth quarter 2017 earnings, affected by the complexity of its GCA Services Group acquisition, one-time costs of hurricanes and termination of an aviation contract. Its stock traded down after its fiscal year outlook was revised downward. For the first and second quarters of 2018, its earnings yielded as expected by the consensus with some continued challenges surrounding the integration of GCA Service Group. Its stock was then further impacted by another revision down of its full year 2018 guidance, given higher wage pressures and interest expenses. In our view, the company has been generating strong free cash flow and has continued to deleverage, giving it a healthy balance sheet. At the end of the Reporting Period, we believe the company was discounted relative to its peers and had the potential for margin expansion.

During the fourth quarter of 2017, Beacon Roofing Supply’s earnings exhibited sales and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) in line with consensus expectations, but its gross margins were softer. Increased input costs depressed its gross margins, leading to a miss on earnings for the first and second quarters of 2018. By the third quarter earnings report in August 2018, Beacon Roofing Supply was able to overcome cost headwinds with better pricing, but the company still missed market expectations due to mild weather and a decline to organic sales in residential roofing. Its stock trended lower again when its management lowered its fiscal year guidance. Due to these headwinds, we reduced the Fund’s position in the company, but we still held conviction in the stock based on what we see as its longer-term fundamentals, including additional synergies from its Allied acquisition. We also had confidence at the end of the Reporting Period in the company’s experienced management team, which has been able to execute over multiple cycles and return value to shareholders.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in off-price retailer Burlington Stores, freight logistics provider XPO Logistics and oil and natural gas exploration and production company WPX Energy.

Burlington Stores’ stock performance accelerated late in 2017 when the company reported third quarter earnings that had stronger than market expected comparable same-store sales, high single-digit sales and solid adjusted EBITDA. The company again reported earnings in May 2018 that were better than market estimates on earnings per share and revenue, which caused its stock to jump. Despite challenges to traditional retailers, the off-price space exhibited healthy momentum and increased demand, especially during the holiday season. Specific to Burlington Stores, we believe the company was able to enhance product assortments, including underdeveloped categories, such as home and baby, and shielded against e-commerce cannibalization by virtue of store experience, competitive pricing and faster supply chain.

Coming off momentum in 2017, the stock of XPO Logistics continued to perform well, as reflected in its three earnings reports released in February, May and July of 2018. These reports increased market confidence and caused appreciation of the company’s stock. XPO Logistics built its backlog through new products, including a real-time, cloud-based freight marketplace and a mobile application to match contract carriers to loads. The company also indicated an impending acquisition toward the end of calendar year 2018. Based on the company’s buildout of technology infrastructure, we believed, at the end of the Reporting Period, the company was positioned competitively for the longer term. In our view, XPO Logistics has leverage to e-commerce, operates well in a fragmented industry and was still undervalued relative to its market value.

Throughout the Reporting Period, WPX Energy executed toward its long-term vision of higher compounding growth and expanding its midstream portfolio, despite weather and macro headwinds. WPX Energy beat market earnings expectations in the third and fourth quarters of 2017, which resulted in stock appreciation in November 2017 and February 2018, respectively. Its strong results were driven by solid oil production, especially in the Delaware Basin. Additionally, in February 2018, WPX Energy announced its divestiture of San Juan Gallup holdings for $700 million to an undisclosed third party, with a significant portion of the proceeds slated for debt reduction. Its stock significantly appreciated in April 2018 after the agreement closed. WPX Energy’s stock continued to be uplifted, despite a hiccup in the first quarter of 2018 due to weather effects in the Bakken Shale, because its production was expected to strongly rebound to keep its fiscal year guidance intact. Its management reiterated balance sheet strength with free cash flow expected by the company to be positive next year and its leverage to drop. At the end of the Reporting Period, we remained positive on WPX Energy’s transformation from being a high-cost natural gas production company to an oil-focused production company. We also liked what we saw as its impressive portfolio of low-cost acreage in the core of the

34

PORTFOLIO RESULTS

Permian Basin. Furthermore, we believed its stock was significantly undervalued, as investors, in our view, had not fully recognized the quality of the company’s assets and its ability to deleverage its balance sheet with strong cash flow generation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in CACI International, a provider of information solutions and services in support of national security and intelligence operations. Throughout calendar 2017, its stock had lagged the broader information technology sector. We established the Fund position following softer second quarter 2018 bookings, which may be an inflection point for organic growth. In our view, CACI International has a strong balance and sufficient cash to deploy in an acquisition.

We established a Fund position in ALLETE, a gas and electric, mostly regulated, utility. We like its business mix, wherein a majority of its cash flow is generated from a steady stream of regulated businesses supported by higher growth areas of energy and infrastructure, which we believe is sustainable for rather stable earnings and dividend growth.

Conversely, in addition to the sale of Black Hills, already mentioned, we sold the Fund’s position in Webster Financial, a U.S.-based commercial bank headquartered in the northeast. We initially bought the stock due to the company’s shareholder-driven management team and its singular focus on streamlining its franchise and improving core profitability. In addition, Webster Financial had become a leader in the health savings account market, which significantly enhanced the quality of its balance sheet given the large pool of low-cost deposits associated with that business. The company had been a long-term core holding of the Fund, but we exited the position given the bank’s substantial growth and market capitalization, which is no longer consistent with a small cap portfolio.

During the first quarter of 2018, RSP Permian, a petroleum and natural gas exploration company based in Oklahoma, was a top contributor to the Fund’s relative returns, supported by the announcement that Concho Resources, another petroleum and natural gas exploration company in the Permian Basin, would acquire RSP Permian in an all-stock transaction valued at approximately $9.5 billion. We sold the Fund’s position in RSP Permian during the second quarter of 2018 to realize the profits of the buyout. We were confident the combined company, now with the greatest foothold in the Permian Basin, could realize substantial cost savings, accrue savings and optimize operations and infrastructure.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care, real estate and utilities increased, and its allocations compared to the Russell Index in industrials and materials decreased. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund was underweight in real estate and consumer staples and overweighted in industrials relative to the Russell Index. The Fund was rather neutrally weighted in the remaining sectors in the Russell Index with the exception of telecommunication services, to which the Fund had no exposure at all at the end of the Reporting Period.

35

FUND BASICS

Small Cap Value Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	18.15%	20.05%
Class C	17.26	20.05
Institutional	18.62	20.05
Service	18.02	20.05
Investor	18.44	20.05
Class R	17.85	20.05
Class R6	18.63	20.05

April 17, 2018–August 31, 2018
Class P	6.71%	10.92%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.51%	9.90%	10.44%	10.51%	10/22/92
Class C	9.70	10.33	10.25	8.71	8/15/97
Institutional	12.09	11.60	11.53	9.98	8/15/97
Service	11.52	11.04	10.97	9.43	8/15/97
Investor	11.92	11.43	11.35	9.87	11/30/07
Class P	N/A	N/A	N/A	1.50	4/17/18
Class R	11.34	10.88	10.80	9.33	11/30/07
Class R6	12.09	N/A	N/A	10.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.36%
Class C	2.09	2.11
Institutional	0.95	0.97
Service	1.45	1.47
Investor	1.09	1.11
Class P	0.94	0.96
Class R	1.59	1.61
Class R6	0.94	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
iShares Russell 2000 Value ETF	2.0%	Exchange Traded Funds
Pebblebrook Hotel Trust	1.1	Equity Real Estate Investment Trusts (REITs)
Chesapeake Lodging Trust	1.1	Equity Real Estate Investment Trusts (REITs)
IDACORP, Inc.	1.0	Electric Utilities
WPX Energy, Inc.	1.0	Oil, Gas & Consumable Fuels
Columbia Property Trust, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
CyrusOne, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
Banner Corp.	0.9	Banks
CACI International, Inc. Class A	0.9	IT Services
Acadia Realty Trust	0.9	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

37

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

38

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	18.15%	11.57%	10.72%	10.89%
Including sales charges	11.64%	10.31%	10.10%	10.64%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	17.26%	10.74%	9.90%	8.89%
Including contingent deferred sales charges	16.11%	10.74%	9.90%	8.89%

Institutional (Commenced August 15, 1997)	18.62%	12.02%	11.18%	10.16%

Service (Commenced August 15, 1997)	18.02%	11.46%	10.62%	9.61%

Investor (Commenced November 30, 2007)	18.44%	11.85%	11.01%	10.21%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	6.71%*

Class R (Commenced November 30, 2007)	17.85%	11.30%	10.46%	9.68%

Class R6 (Commenced July 31, 2015)	18.63%	N/A	N/A	11.61%

*	Total return for periods of less than one year represents cumulative total return.

39

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 14.47%, 13.63%, 14.93%, 14.82%, 14.20% and 14.94%, respectively. These returns compare to the 17.43% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 3.70%. This compares to the 7.88% cumulative total return of the Russell Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive double-digit absolute returns but underperformed the Russell Index during the Reporting Period due to stock selection overall. Sector allocation as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection proved most challenging in the energy, health care and consumer discretionary sectors, which detracted from the Fund’s performance relative to the Russell Index. Partially offsetting these detractors was effective stock selection in the industrials, real estate and information technology sectors, which contributed positively to the Fund’s relative results. Having an underweight allocation to real estate, which was among the weakest sectors in the Russell Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production company EQT, homebuilder Lennar and behavioral health care services company Acadia Healthcare.

EQT is primarily a natural gas producer in the Appalachian area of the U.S. In our view, EQT faced a variety of idiosyncratic and company-specific issues that were compounded by a challenging natural gas market. While we were originally positive on its acquisition of Rice Energy, it did not yield the results in cost reduction and midstream synergies we had expected. Eventually, following weaker than market expected earnings reported in April 2018, we exited the position in favor of what we saw as better risk/reward opportunities elsewhere.

Lennar, a new purchase for the Fund during the Reporting Period, is a homebuilding company that engages in the provision of real estate-related financial services and investment management. Overall, market confidence in homebuilders declined and demand softened during the

40

PORTFOLIO RESULTS

Reporting Period, as interest rates and home prices increased. In our view, the company’s weak performance largely reflected this sentiment. Specific to Lennar, investors had become increasingly cautious of its recent acquisition given the later stage of the real estate cycle. While we acknowledge the later stages of the cycle and have moderated the Fund’s position size, we still believed, at the end of the Reporting Period, there was still room for growth. We continued to hold conviction in the company, especially its management team’s history of returning shareholder value.

Acadia Healthcare’s stock substantially declined in October 2017 following an unexpected miss to its third quarter revenues, driven by softer admissions in the U.K. The tightening labor market in the U.K. translated into higher than company expected staffing costs and below-budget volumes, which could be a longer-term adjustment associated with Brexit, the popular term for the U.K.’s plan to exit from the European Union. Since the unexpected miss in October 2017, the company reported earnings in February and May 2018 that beat consensus expectations, with U.K. volumes improving and top-line pricing growth in the U.S. At the end of the Reporting Period, we believed Acadia Healthcare was reasonably discounted with solid U.S. operations, which account for the majority of its revenue. In our view, its management has been taking an appropriate approach to its U.K. business and continues to expand its footprint in the U.S.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in freight logistics provider XPO Logistics, off-price retailer Burlington Stores and oil and natural gas exploration and production company WPX Energy.

Coming off momentum in 2017, the stock of XPO Logistics continued to perform well, as reflected in its three earnings reports released in February, May and July of 2018. These reports increased market confidence and caused appreciation of the company’s stock. XPO Logistics built its backlog through new products, including a real-time, cloud-based freight marketplace and a mobile application to match contract carriers to loads. The company also indicated an impending acquisition toward the end of calendar year 2018. Based on the company’s buildout of technology infrastructure, we believed, at the end of the Reporting Period, the company was positioned competitively for the longer term. In our view, XPO Logistics has leverage to e-commerce, operates well in a fragmented industry and was still undervalued relative to its market value.

Burlington Stores’ stock performance accelerated late in 2017 when the company reported third quarter earnings that had stronger than market expected comparable same-store sales, high single-digit sales and solid adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company again reported earnings in May 2018 that were better than market estimates on earnings per share and revenue, which caused its stock to jump. Despite challenges to traditional retailers, the off-price space exhibited healthy momentum and increased demand, especially during the holiday season. Specific to Burlington Stores, we believe the company was able to enhance product assortments, including underdeveloped categories, such as home and baby, and shielded against e-commerce cannibalization by virtue of store experience, competitive pricing and faster supply chain.

Throughout the Reporting Period, WPX Energy executed toward its long-term vision of higher compounding growth and expanding its midstream portfolio, despite weather and macro headwinds. WPX Energy beat market earnings expectations in the third and fourth quarters of 2017, which resulted in stock appreciation in November 2017 and February 2018, respectively. Its strong results were driven by solid oil production, especially in the Delaware Basin. Additionally, in February 2018, WPX Energy announced its divestiture of San Juan Gallup holdings for $700 million to an undisclosed third party, with a significant portion of the proceeds slated for debt reduction. Its stock significantly appreciated in April 2018 after the agreement closed. WPX Energy’s stock continued to be uplifted, despite a hiccup in the first quarter of 2018 due to weather effects in the Bakken Shale, because its production was expected to strongly rebound to keep its fiscal year guidance intact. Its management reiterated balance sheet strength with free cash flow expected by the company to be positive next year and its leverage to drop. At the end of the Reporting Period, we remained positive on WPX Energy’s transformation from being a high-cost natural gas production company to an oil-focused production company. We also liked what we saw as its impressive portfolio of low-cost acreage in the core of the Permian Basin. Furthermore, we believed its stock was significantly undervalued, as investors, in our view, had not fully recognized the quality of the company’s assets and its ability to deleverage its balance sheet with strong cash flow generation.

41

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Lennar, already mentioned, we initiated a Fund position in Equity LifeStyle Properties, an operator of high quality home resort communities, inclusive of rental homes and recreational vehicle campgrounds. We believe the company has demonstrated financial strength by visible revenue generation, a low-levered balance sheet and top-tier dividend growth among real estate investment trusts. We anticipate potential growth opportunities as the baby boomer generation ages, since a majority of parks have age restrictions, and Equity LifeStyle Properties has exposure to Florida and other retirement areas.

We established a Fund position in Camden Property Trust, an owner of multifamily apartment communities across the U.S. With decent exposure to the greater Houston area, the company benefited from the surge of short-term rental demand following hurricane season in August/September 2017. Camden Property Trust’s property portfolio is also largely exposed to the Sunbelt region of the U.S., which, in our view, is set to benefit from recent changes to tax legislation. Ultimately, we believe Camden Property Trust is a well-run company with significant capital to invest in acquisitions over the near term, which could be accretive to earnings.

Conversely, we exited the Fund’s position in Arch Capital Group, a property and casualty insurance company that has also expanded into mortgage insurance. The company operates a shareholder-oriented model with a keen focus on underwriting higher return lines but also stepping away from lines when the profitability outlook diminishes. The company’s entry into the mortgage insurance business exemplified this strategy given its assessment of higher return-on-equity and lower managed risk in the business. Given a market capitalization that has grown to the higher end of the Fund’s small/mid cap portfolio’s parameters and mortgage insurance exposure that is also expressed elsewhere among the Fund’s holdings, we decided to sell the position.

We sold the Fund’s position in Brixmor Property Group, a largely grocery-anchored shopping center company. The company performed poorly in 2017 along with broader retail names, and its shares fell after the company lowered 2017 funds from operations despite in-line third quarter 2017 numbers. Previously, we had believed its high exposure to successful grocers and value retail tenants and its management’s focus on high-return redevelopment projects would insulate the company from e-commerce pressures. However, the risk/reward opportunity of the company, in our view, was no longer attractive, and so we redeployed the proceeds into what we saw as higher quality real estate investment trusts.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care and real estate increased, and its allocations compared to the Russell Index in industrials, information technology and materials decreased. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2018?

A	At the end of August 2018, the Fund was overweight in the health care sector relative to the Russell Index. On the same date, the Fund had underweight positions compared to the Russell Index in materials and consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary, energy, financials, industrials, information technology, real estate and utilities. The Fund held no position in the telecommunication services sector at the end of the Reporting Period.

42

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2500® Value Index[2]
Class A	14.47%	17.43%
Class C	13.63	17.43
Institutional	14.93	17.43
Investor	14.82	17.43
Class R	14.20	17.43
Class R6	14.94	17.43

April 17, 2018–August 31, 2018
Class P	3.70%	7.88%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Russell 2500 Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Class A	4.27%	6.64%	1/31/14
Class C	8.48	7.24	1/31/14
Institutional	10.75	8.48	1/31/14
Investor	10.62	8.29	1/31/14
Class P	N/A	-0.15	4/17/18
Class R	10.08	7.76	1/31/14
Class R6	10.76	8.33	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

43

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.68%
Class C	1.98	2.43
Institutional	0.84	1.29
Investor	0.98	1.43
Class P	0.83	1.28
Class R	1.48	1.93
Class R6	0.83	1.28

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

44

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/18[5]
Holding	% of Net Assets	Line of Business
Equity LifeStyle Properties, Inc.	1.2%	Equity Real Estate Investment Trusts (REITs)
Atmos Energy Corp.	1.2	Gas Utilities
Federal Realty Investment Trust	1.2	Equity Real Estate Investment Trusts (REITs)
Camden Property Trust	1.2	Equity Real Estate Investment Trusts (REITs)
Burlington Stores, Inc.	1.2	Specialty Retail
WPX Energy, Inc.	1.2	Oil, Gas & Consumable Fuels
Pebblebrook Hotel Trust	1.2	Equity Real Estate Investment Trusts (REITs)
East West Bancorp, Inc.	1.2	Banks
Live Nation Entertainment, Inc.	1.1	Media
Synovus Financial Corp.	1.1	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

45

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

46

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	14.47%	8.57%
Including sales charges	8.18%	7.24%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	13.63%	7.79%
Including contingent deferred sales charges	12.59%	7.79%

Institutional (Commenced January 31, 2014)	14.93%	9.05%

Investor (Commenced January 31, 2014)	14.82%	8.85%

Class P (Commenced April 17, 2018)	N/A	3.70%*

Class R (Commenced January 31, 2014)	14.20%	8.33%

Class R6 (Commenced July 31, 2015)	14.94%	9.18%

*	Total return for periods of less than one year represents cumulative total return.

47

FUND BASICS

Index Definitions

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities.

48

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 99.7%
Aerospace & Defense – 2.0%
9,149	Northrop Grumman Corp.	$2,730,885
10,550	Raytheon Co.	2,104,092
21,327	United Technologies Corp.	2,808,766

		7,643,743

Banks – 12.8%
232,524	Bank of America Corp.	7,191,967
74,120	Bank OZK	2,998,895
123,877	BB&T Corp.	6,399,486
48,210	Commerce Bancshares, Inc.	3,425,803
17,740	Cullen/Frost Bankers, Inc.	1,967,189
184,198	First Horizon National Corp.	3,392,927
106,924	JPMorgan Chase & Co.	12,251,352
98,457	SunTrust Banks, Inc.	7,242,497
58,597	Wells Fargo & Co.	3,426,752

		48,296,868

Beverages(a) – 0.6%
22,551	Anheuser-Busch InBev SA ADR	2,102,430

Capital Markets – 2.5%
57,183	Northern Trust Corp.	6,144,885
42,599	Singapore Exchange Ltd. ADR	3,442,851

		9,587,736

Chemicals – 3.2%
97,129	DowDuPont, Inc.	6,811,657
18,254	Ecolab, Inc.	2,746,862
16,302	Praxair, Inc.	2,578,813

		12,137,332

Commercial Services & Supplies – 1.1%
58,366	Republic Services, Inc.	4,281,730

Communications Equipment – 3.8%
297,529	Cisco Systems, Inc.	14,212,960

Construction & Engineering – 0.6%
99,133	Vinci SA ADR	2,361,447

Diversified Telecommunication Services – 3.4%
293,654	AT&T, Inc.	9,379,309
61,438	Verizon Communications, Inc.	3,340,384

		12,719,693

Electric Utilities – 3.4%
58,220	Duke Energy Corp.	4,729,793
56,439	Pinnacle West Capital Corp.	4,433,283
75,463	Xcel Energy, Inc.	3,625,997

		12,789,073

Energy Equipment & Services – 0.4%
24,951	Schlumberger Ltd.	1,575,905

Equity Real Estate Investment Trusts (REITs) – 4.9%
37,763	Crown Castle International Corp.	4,306,115
167,593	DDR Corp.	2,344,626
56,658	Equity Residential	3,838,579

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
113,940	Hudson Pacific Properties, Inc.	$3,855,730
16,801	Retail Value, Inc.*	600,132
57,235	Ventas, Inc.	3,426,659

		18,371,841

Food & Staples Retailing – 1.6%
103,857	The Kroger Co.	3,271,496
26,691	Walmart, Inc.	2,558,599

		5,830,095

Food Products – 1.6%
106,247	Conagra Brands, Inc.	3,904,577
35,752	The Kraft Heinz Co.	2,083,269

		5,987,846

Health Care Equipment & Supplies – 5.1%
122,176	Abbott Laboratories	8,166,244
113,892	Medtronic PLC	10,980,328

		19,146,572

Health Care Providers & Services – 1.3%
23,591	Aetna, Inc.	4,724,570

Hotels, Restaurants & Leisure – 0.7%
16,479	McDonald’s Corp.	2,673,388

Household Products – 0.7%
18,208	The Clorox Co.	2,639,796

Industrial Conglomerates – 1.7%
18,066	3M Co.	3,810,481
16,827	Honeywell International, Inc.	2,676,502

		6,486,983

Insurance – 3.5%
65,341	Principal Financial Group, Inc.	3,606,170
45,695	ProAssurance Corp.	2,209,353
20,246	RenaissanceRe Holdings Ltd.	2,691,908
35,211	The Travelers Cos., Inc.	4,633,768

		13,141,199

Internet Software & Services* – 0.8%
2,533	Alphabet, Inc. Class A	3,120,149

IT Services – 0.7%
17,116	Visa, Inc. Class A	2,514,169

Machinery – 1.0%
26,980	Stanley Black & Decker, Inc.	3,791,499

Media – 1.8%
103,631	Comcast Corp. Class A	3,833,311
98,137	Viacom, Inc. Class B	2,873,451

		6,706,762

Metals & Mining – 0.5%
31,509	Nucor Corp.	1,969,313

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 2.5%
77,474	Public Service Enterprise Group, Inc.	$4,055,764
46,106	Sempra Energy	5,351,984

		9,407,748

Oil, Gas & Consumable Fuels – 10.4%
96,347	BP PLC ADR	4,131,359
110,207	Chevron Corp.	13,055,121
72,602	ConocoPhillips	5,331,165
57,745	Exxon Mobil Corp.	4,629,417
135,433	Royal Dutch Shell PLC Class B ADR	9,125,476
100,036	The Williams Cos., Inc.	2,960,065

		39,232,603

Personal Products – 1.2%
77,756	Unilever NV	4,469,415

Pharmaceuticals – 13.1%
15,503	Allergan PLC	2,972,080
81,621	Bristol-Myers Squibb Co.	4,942,152
106,528	Johnson & Johnson	14,348,257
113,346	Merck & Co., Inc.	7,774,402
458,064	Pfizer, Inc.	19,018,817

		49,055,708

Road & Rail – 1.5%
36,607	Union Pacific Corp.	5,513,746

Semiconductors & Semiconductor Equipment – 1.8%
35,952	Analog Devices, Inc.	3,553,855
154,499	Marvell Technology Group Ltd.	3,195,040

		6,748,895

Software – 3.3%
109,498	Microsoft Corp.	12,299,910

Technology Hardware, Storage & Peripherals – 1.7%
27,957	Apple, Inc.	6,363,852

Tobacco – 2.4%
81,362	Altria Group, Inc.	4,761,304
85,935	British American Tobacco PLC ADR	4,157,536

		8,918,840

Water Utilities – 1.2%
51,057	American Water Works Co., Inc.	4,469,019

Wireless Telecommunication Services – 0.9%
162,970	Vodafone Group PLC ADR	3,521,782

TOTAL COMMON STOCKS
(Cost $326,137,719)		$374,814,617

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $326,137,719)		$374,814,617

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,181,096	1.879%	$2,181,096
(Cost $2,181,096)

TOTAL INVESTMENTS – 100.3%
(Cost $328,318,815)		$376,995,713

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,121,376)

NET ASSETS – 100.0%		$375,874,337

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
PLC	—Public Limited Company

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense – 3.3%
1,116	Raytheon Co.	$222,575

Banks – 12.1%
10,900	Bank of America Corp.	337,137
2,682	Citizens Financial Group, Inc.	110,391
1,141	First Republic Bank	115,914
2,327	JPMorgan Chase & Co.	266,628

		830,070

Biotechnology* – 4.9%
754	Alexion Pharmaceuticals, Inc.	92,169
1,183	BioMarin Pharmaceutical, Inc.	118,276
663	Vertex Pharmaceuticals, Inc.	122,257

		332,702

Capital Markets – 4.8%
2,362	Lazard Ltd. Class A	113,706
1,969	Northern Trust Corp.	211,589

		325,295

Chemicals – 5.8%
1,178	Celanese Corp. Series A	137,626
3,660	DowDuPont, Inc.	256,676

		394,302

Diversified Financial Services* – 3.8%
1,261	Berkshire Hathaway, Inc. Class B	263,196

Diversified Telecommunication Services – 3.2%
3,987	Verizon Communications, Inc.	216,773

Electric Utilities – 2.6%
3,708	Xcel Energy, Inc.	178,169

Equity Real Estate Investment Trusts (REITs) – 2.0%
1,080	Alexandria Real Estate Equities, Inc.	138,618

Food & Staples Retailing – 3.7%
2,660	Walmart, Inc.	254,988

Health Care Equipment & Supplies – 4.7%
2,443	Boston Scientific Corp.*	86,873
1,873	Zimmer Biomet Holdings, Inc.	231,559

		318,432

Health Care Providers & Services – 1.7%
566	Aetna, Inc.	113,353

Hotels, Restaurants & Leisure – 2.9%
1,609	Royal Caribbean Cruises Ltd.	197,231

Insurance – 1.4%
711	Chubb Ltd.	96,156

Internet Software & Services* – 3.4%
89	Alphabet, Inc. Class A	109,630
704	Facebook, Inc. Class A	123,714

		233,344

Common Stocks – (continued)
IT Services – 2.7%
1,272	Visa, Inc. Class A	186,844

Leisure Products – 1.0%
1,020	Brunswick Corp.	67,748

Machinery – 2.9%
780	Stanley Black & Decker, Inc.	109,613
849	Wabtec Corp.	91,964

		201,577

Media* – 2.0%
2,779	Live Nation Entertainment, Inc.	138,061

Multi-Utilities – 2.1%
2,224	Ameren Corp.	140,624

Multiline Retail* – 2.5%
2,143	Dollar Tree, Inc.	172,533

Oil, Gas & Consumable Fuels – 9.8%
1,271	Chevron Corp.	150,563
2,397	Devon Energy Corp.	102,903
4,824	Encana Corp.	64,014
1,197	EOG Resources, Inc.	141,521
1,202	Marathon Petroleum Corp.	98,913
641	Pioneer Natural Resources Co.	111,983

		669,897

Pharmaceuticals – 3.2%
2,076	Eli Lilly & Co.	219,329

Road & Rail – 2.2%
980	Union Pacific Corp.	147,608

Semiconductors & Semiconductor Equipment – 2.4%
8,058	Marvell Technology Group Ltd.	166,639

Software – 5.1%
1,355	Citrix Systems, Inc.*	154,497
1,723	Microsoft Corp.	193,545

		348,042

Tobacco – 2.5%
2,919	Altria Group, Inc.	170,820

TOTAL COMMON STOCKS
(Cost $6,201,599)		$6,744,926

TOTAL INVESTMENTS – 98.7%
(Cost $6,201,599)		$6,744,926

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		87,902

NET ASSETS – 100.0%		$6,832,828

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 98.9%
Aerospace & Defense – 2.7%
28,190	Raytheon Co.	$5,622,214
72,757	United Technologies Corp.	9,582,097

		15,204,311

Air Freight & Logistics – 1.0%
22,163	FedEx Corp.	5,406,664

Auto Components – 0.7%
107,508	Delphi Technologies PLC	3,787,507

Banks – 12.4%
581,472	Bank of America Corp.	17,984,929
113,291	Bank OZK	4,583,754
89,282	Citizens Financial Group, Inc.	3,674,847
214,101	First Horizon National Corp.	3,943,740
60,558	First Republic Bank	6,152,087
165,975	JPMorgan Chase & Co.	19,017,415
30,960	M&T Bank Corp.	5,484,564
20,705	Signature Bank	2,396,397
97,253	SunTrust Banks, Inc.	7,153,931

		70,391,664

Biotechnology* – 2.8%
45,832	Alexion Pharmaceuticals, Inc.	5,602,504
50,449	BioMarin Pharmaceutical, Inc.	5,043,891
29,453	Vertex Pharmaceuticals, Inc.	5,431,133

		16,077,528

Capital Markets – 2.5%
27,072	Affiliated Managers Group, Inc.	3,954,948
88,164	Lazard Ltd. Class A	4,244,215
56,767	Northern Trust Corp.	6,100,182

		14,299,345

Chemicals – 3.0%
36,841	Celanese Corp. Series A	4,304,134
183,667	DowDuPont, Inc.	12,880,567

		17,184,701

Communications Equipment – 2.4%
284,855	Cisco Systems, Inc.	13,607,523

Diversified Financial Services* – 3.6%
97,593	Berkshire Hathaway, Inc. Class B	20,369,611

Diversified Telecommunication Services – 3.7%
169,378	AT&T, Inc.	5,409,933
281,064	Verizon Communications, Inc.	15,281,450

		20,691,383

Electric Utilities – 2.8%
52,452	NextEra Energy, Inc.	8,922,085
146,486	Xcel Energy, Inc.	7,038,652

		15,960,737

Energy Equipment & Services – 0.7%
91,906	Halliburton Co.	3,666,130

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 3.4%
25,516	Alexandria Real Estate Equities, Inc.	3,274,978
38,785	AvalonBay Communities, Inc.	7,108,903
91,469	Equity Residential	6,197,025
21,677	Federal Realty Investment Trust	2,831,233

		19,412,139

Food & Staples Retailing – 2.9%
143,376	The Kroger Co.	4,516,344
126,365	Walmart, Inc.	12,113,349

		16,629,693

Food Products – 0.7%
68,432	The Kraft Heinz Co.	3,987,533

Health Care Equipment & Supplies – 5.0%
184,055	Boston Scientific Corp.*	6,544,996
114,506	Medtronic PLC	11,039,523
17,546	The Cooper Cos., Inc.	4,487,916
50,946	Zimmer Biomet Holdings, Inc.	6,298,454

		28,370,889

Health Care Providers & Services – 1.4%
38,056	Aetna, Inc.	7,621,475

Hotels, Restaurants & Leisure – 2.2%
77,229	Dunkin’ Brands Group, Inc.	5,629,222
57,399	Royal Caribbean Cruises Ltd.	7,035,969

		12,665,191

Household Products – 0.5%
35,626	The Procter & Gamble Co.	2,955,177

Industrial Conglomerates – 0.9%
31,348	Honeywell International, Inc.	4,986,213

Insurance – 3.4%
45,262	American Financial Group, Inc.	5,040,376
49,283	Arthur J. Gallagher & Co.	3,555,276
40,340	Chubb Ltd.	5,455,581
113,048	MetLife, Inc.	5,187,773

		19,239,006

Internet Software & Services* – 1.4%
3,438	Alphabet, Inc. Class A	4,234,929
22,406	Facebook, Inc. Class A	3,937,406

		8,172,335

IT Services – 1.8%
37,618	Global Payments, Inc.	4,686,451
38,272	Visa, Inc. Class A	5,621,774

		10,308,225

Leisure Products – 0.9%
75,673	Brunswick Corp.	5,026,201

Machinery – 3.0%
103,814	ITT, Inc.	6,136,445
45,881	Stanley Black & Decker, Inc.	6,447,657

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Machinery – (continued)
41,506	Wabtec Corp.	$4,495,930

		17,080,032

Media – 2.4%
120,145	Comcast Corp. Class A	4,444,164
69,550	Live Nation Entertainment, Inc.*	3,455,244
123,498	Twenty-First Century Fox, Inc. Class A	5,606,809

		13,506,217

Multi-Utilities – 3.2%
105,369	Ameren Corp.	6,662,482
121,116	CMS Energy Corp.	5,963,752
47,505	Sempra Energy	5,514,380

		18,140,614

Multiline Retail* – 0.6%
40,243	Dollar Tree, Inc.	3,239,964

Oil, Gas & Consumable Fuels – 10.0%
119,998	Chevron Corp.	14,214,963
98,856	Devon Energy Corp.	4,243,888
417,295	Encana Corp.	5,537,505
57,934	EOG Resources, Inc.	6,849,537
111,007	Exxon Mobil Corp.	8,899,431
88,845	Marathon Petroleum Corp.	7,311,055
25,565	Pioneer Natural Resources Co.	4,466,206
78,298	Royal Dutch Shell PLC Class B ADR(a)	5,275,719

		56,798,304

Pharmaceuticals – 5.6%
78,833	Eli Lilly & Co.	8,328,707
49,331	Johnson & Johnson	6,644,392
67,265	Merck & Co., Inc.	4,613,706
295,256	Pfizer, Inc.	12,259,029

		31,845,834

Road & Rail – 1.1%
41,749	Union Pacific Corp.	6,288,234

Semiconductors & Semiconductor Equipment – 3.7%
175,404	Advanced Micro Devices, Inc.*	4,414,919
57,448	Analog Devices, Inc.	5,678,735
101,800	Intel Corp.	4,930,174
273,920	Marvell Technology Group Ltd.	5,664,665

		20,688,493

Software – 3.0%
45,887	Citrix Systems, Inc.*	5,232,036
20,802	Intuit, Inc.	4,565,415
65,658	Microsoft Corp.	7,375,363

		17,172,814

Specialty Retail – 1.6%
49,769	Ross Stores, Inc.	4,766,875
21,531	The Home Depot, Inc.	4,322,779

		9,089,654

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.9%
23,281	Apple, Inc.	5,299,454

Tobacco – 1.0%
96,621	Altria Group, Inc.	5,654,261

TOTAL COMMON STOCKS
(Cost $480,195,505)		$560,825,056

Shares	Distribution Rate	Value
Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,040	1.879%	$1,040
(Cost $1,040)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $480,196,545)		$560,826,096

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,386,000	1.879%	$1,386,000
(Cost $1,386,000)

TOTAL INVESTMENTS – 99.2%
(Cost $481,582,545)		$562,212,096

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		4,653,647

NET ASSETS – 100.0%		$566,865,743

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 97.6%
Aerospace & Defense – 1.5%
114,935	L3 Technologies, Inc.	$24,563,908

Air Freight & Logistics – 1.5%
133,786	C.H. Robinson Worldwide, Inc.	12,854,159
113,110	XPO Logistics, Inc.*	12,046,215

		24,900,374

Airlines* – 1.2%
1,013,733	JetBlue Airways Corp.	19,342,026

Banks – 7.8%
436,021	Citizens Financial Group, Inc.	17,946,624
111,894	Comerica, Inc.	10,907,427
568,591	First Horizon National Corp.	10,473,446
227,437	First Republic Bank	23,105,325
116,759	M&T Bank Corp.	20,683,857
216,490	Signature Bank	25,056,553
255,410	SunTrust Banks, Inc.	18,787,960

		126,961,192

Beverages – 1.0%
380,682	Coca-Cola European Partners PLC	16,232,280

Biotechnology* – 0.9%
59,596	Alexion Pharmaceuticals, Inc.	7,285,015
169,057	Alkermes PLC	7,580,516

		14,865,531

Capital Markets – 3.0%
51,691	Affiliated Managers Group, Inc.	7,551,538
195,206	E*TRADE Financial Corp.*	11,489,825
167,841	Lazard Ltd. Class A	8,079,866
198,247	Northern Trust Corp.	21,303,623

		48,424,852

Chemicals – 2.5%
245,680	Celanese Corp. Series A	28,702,795
173,314	W.R. Grace & Co.	12,246,367

		40,949,162

Communications Equipment – 1.5%
380,682	Juniper Networks, Inc.	10,822,789
1,148,127	Viavi Solutions, Inc.*	12,859,023

		23,681,812

Construction & Engineering – 0.9%
203,112	Jacobs Engineering Group, Inc.	14,764,211

Construction Materials – 1.2%
101,556	Martin Marietta Materials, Inc.	20,181,208

Consumer Finance* – 0.7%
1,007,652	SLM Corp.	11,809,681

Containers & Packaging – 1.8%
716,363	Ball Corp.	30,001,282

Distributors* – 1.2%
572,848	LKQ Corp.	19,774,713

Common Stocks – (continued)
Diversified Telecommunication Services – 0.4%
310,141	CenturyLink, Inc.	6,624,612

Electric Utilities – 4.2%
260,861	Evergy, Inc.	14,882,120
244,086	PG&E Corp.	11,271,891
223,692	Pinnacle West Capital Corp.	17,571,007
493,792	Xcel Energy, Inc.	23,726,706

		67,451,724

Energy Equipment & Services – 0.4%
1,157,707	Nabors Industries Ltd.	7,143,052

Equity Real Estate Investment Trusts (REITs) – 11.3%
191,558	Alexandria Real Estate Equities, Inc.	24,586,469
178,787	Boston Properties, Inc.	23,322,764
287,032	Camden Property Trust	27,285,262
606,902	DDR Corp.	8,490,559
159,327	Equity LifeStyle Properties, Inc.	15,435,600
377,642	Equity Residential	25,585,245
488,319	Hudson Pacific Properties, Inc.	16,524,715
186,085	Prologis, Inc.	12,501,190
31,287	Retail Value, Inc.*	1,117,572
462,170	RLJ Lodging Trust	10,126,145
315,672	Ventas, Inc.	18,899,283

		183,874,804

Food Products – 2.7%
202,489	Bunge Ltd.	13,157,735
514,468	Conagra Brands, Inc.	18,906,699
95,475	McCormick & Co., Inc.	11,922,918

		43,987,352

Gas Utilities – 0.9%
158,719	Atmos Energy Corp.	14,638,653

Health Care Equipment & Supplies – 3.1%
72,367	The Cooper Cos., Inc.	18,510,031
254,802	Zimmer Biomet Holdings, Inc.	31,501,171

		50,011,202

Health Care Providers & Services* – 1.9%
147,773	Acadia Healthcare Co., Inc.	6,137,012
144,733	Laboratory Corp. of America Holdings	25,019,994

		31,157,006

Hotels, Restaurants & Leisure – 2.8%
181,828	Dunkin’ Brands Group, Inc.(a)	13,253,443
226,220	Royal Caribbean Cruises Ltd.	27,730,048
126,580	Yum China Holdings, Inc.	4,896,114

		45,879,605

Household Durables – 0.6%
200,071	Lennar Corp. Class A	10,337,668

Insurance – 6.4%
412,304	Arch Capital Group Ltd.*	12,604,133
34,663	Everest Re Group Ltd.	7,730,542
225,004	Lincoln National Corp.	14,755,763

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
9,730	Markel Corp.*	$11,761,624
68,718	Reinsurance Group of America, Inc.	9,816,366
47,434	The Hanover Insurance Group, Inc.	5,810,191
242,640	The Hartford Financial Services Group, Inc.	12,221,777
147,773	Torchmark Corp.	12,992,202
104,597	Willis Towers Watson PLC	15,404,000

		103,096,598

Internet & Direct Marketing Retail – 0.5%
67,502	Expedia Group, Inc.	8,809,011

Internet Software & Services* – 0.5%
90,002	GoDaddy, Inc. Class A	7,331,563

IT Services – 2.7%
330,209	Fidelity National Information Services, Inc.	35,718,708
59,057	Global Payments, Inc.	7,357,321

		43,076,029

Leisure Products – 0.8%
190,341	Brunswick Corp.	12,642,449

Life Sciences Tools & Services – 0.6%
147,165	Agilent Technologies, Inc.	9,939,524

Machinery – 7.1%
412,304	ITT, Inc.	24,371,289
87,569	John Bean Technologies Corp.	10,359,413
226,220	Stanley Black & Decker, Inc.	31,790,697
206,761	Terex Corp.	8,011,989
432,372	Trinity Industries, Inc.	15,496,212
225,612	Wabtec Corp.(a)	24,438,292

		114,467,892

Media* – 0.8%
115,543	DISH Network Corp. Class A	4,084,445
165,819	Live Nation Entertainment, Inc.	8,237,888

		12,322,333

Metals & Mining – 0.5%
548,523	Freeport-McMoRan, Inc.	7,706,748

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
381,290	Starwood Property Trust, Inc.	8,399,819

Multi-Utilities – 4.2%
138,043	Ameren Corp.	8,728,459
436,629	CMS Energy Corp.	21,499,612
432,980	Public Service Enterprise Group, Inc.	22,666,503
126,489	Sempra Energy	14,682,843

		67,577,417

Multiline Retail* – 0.3%
60,666	Dollar Tree, Inc.	4,884,220

Oil, Gas & Consumable Fuels – 6.7%
120,133	Concho Resources, Inc.*	16,476,241

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
430,548	Devon Energy Corp.	18,483,426
107,637	Diamondback Energy, Inc.	13,032,688
482,846	Encana Corp.	6,407,366
714,539	Marathon Oil Corp.	15,369,734
206,152	Marathon Petroleum Corp.	16,964,248
159,936	Noble Energy, Inc.	4,753,298
872,042	WPX Energy, Inc.*	16,629,841

		108,116,842

Real Estate Management & Development* – 0.7%
613,591	Cushman & Wakefield PLC	10,836,017

Road & Rail – 0.5%
57,164	Old Dominion Freight Line, Inc.	8,711,794

Semiconductors & Semiconductor Equipment – 4.0%
409,264	Advanced Micro Devices, Inc.*	10,301,175
159,327	Analog Devices, Inc.	15,749,474
1,336,644	Marvell Technology Group Ltd.	27,641,798
114,935	NXP Semiconductors NV*	10,705,046

		64,397,493

Software – 1.1%
88,786	Citrix Systems, Inc.*	10,123,379
347,236	Symantec Corp.	7,000,278

		17,123,657

Specialty Retail – 1.5%
78,448	Advance Auto Parts, Inc.	12,867,826
65,023	Burlington Stores, Inc.*	10,935,568

		23,803,394

Technology Hardware, Storage & Peripherals – 0.3%
71,758	Western Digital Corp.	4,537,976

Textiles, Apparel & Luxury Goods – 2.2%
152,792	PVH Corp.	21,873,703
262,099	Tapestry, Inc.	13,285,798

		35,159,501

Water Utilities – 0.7%
137,435	American Water Works Co., Inc.	12,029,685

TOTAL COMMON STOCKS
(Cost $1,426,523,806)		$1,582,527,872

Shares	Distribution Rate	Value
Investment Companies(b) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,476,801	1.879%	$14,476,801
(Cost $14,476,801)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,441,000,607)		$1,597,004,673

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
231,315	1.879%	$231,315
(Cost $231,315)

TOTAL INVESTMENTS – 98.5%
(Cost $1,441,231,922)		$1,597,235,988

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		25,140,213

NET ASSETS – 100.0%		$1,622,376,201

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviation:
PLC	—Public Limited Company

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 95.1%
Aerospace & Defense – 1.6%
215,772	AAR Corp.	$10,070,079
234,997	Curtiss-Wright Corp.	31,477,848
272,762	Esterline Technologies Corp.*	23,443,894
86,429	KLX, Inc.*	6,381,918
495,322	Moog, Inc. Class A	39,085,859

		110,459,598

Air Freight & Logistics* – 1.0%
1,536,379	Air Transport Services Group, Inc.	31,265,313
217,367	Echo Global Logistics, Inc.	7,216,584
281,946	XPO Logistics, Inc.	30,027,249

		68,509,146

Airlines – 1.2%
751,041	SkyWest, Inc.	49,042,977
666,474	Spirit Airlines, Inc.*	31,670,845

		80,713,822

Auto Components – 0.3%
811,191	American Axle & Manufacturing Holdings, Inc.*	14,366,193
166,795	Dana, Inc.	3,264,178
118,360	Standard Motor Products, Inc.	6,009,137

		23,639,508

Banks – 17.9%
470,138	Amalgamated Bank Class A*	8,199,207
749,234	Ameris Bancorp	37,199,468
896,857	BancorpSouth Bank	31,210,624
963,853	Banner Corp.	62,004,663
1,570,935	Boston Private Financial Holdings, Inc.	22,700,011
1,315,115	Brookline Bancorp, Inc.	23,869,337
328,706	Bryn Mawr Bank Corp.	16,040,853
1,492,634	CenterState Bank Corp.	45,704,453
865,449	Chemical Financial Corp.	49,434,447
68,709	CoBiz Financial, Inc.	1,583,742
1,264,322	Columbia Banking System, Inc.	53,417,605
671,454	Community Bank System, Inc.	44,403,253
909,799	ConnectOne Bancorp, Inc.	22,426,545
2,189,941	CVB Financial Corp.	52,668,081
284,462	FB Financial Corp.	12,510,639
762,022	First Financial Bankshares, Inc.	46,026,129
988,124	First Merchants Corp.	47,548,527
1,254,527	First Midwest Bancorp, Inc.	34,098,044
730,185	Flushing Financial Corp.	18,926,395
1,229,544	Glacier Bancorp, Inc.	56,165,570
1,289,603	Great Western Bancorp, Inc.	56,149,315
476,328	Guaranty Bancorp	14,885,250
618,851	Heritage Financial Corp.(a)	22,464,291
1,067,914	Home BancShares, Inc.	24,999,867
585,019	Independent Bank Corp.	53,295,231
546,508	Independent Bank Group, Inc.	37,845,679
644,679	Lakeland Financial Corp.	31,763,334
1,216,104	LegacyTexas Financial Group, Inc.	56,269,132
327,414	National Commerce Corp.*	14,406,216

Common Stocks – (continued)
Banks – (continued)
198,277	Old Line Bancshares, Inc.	6,781,073
654,931	Pinnacle Financial Partners, Inc.	42,275,796
1,087,323	Renasant Corp.	50,767,111
419,191	Sandy Spring Bancorp, Inc.	16,348,449
568,216	South State Corp.	46,849,409
300,150	Texas Capital Bancshares, Inc.*	26,683,335
463,757	The First of Long Island Corp.	10,109,903
694,953	Towne Bank	22,655,468
443,972	TriCo Bancshares	17,261,631
511,689	Union Bankshares Corp.	21,286,262

		1,259,234,345

Biotechnology* – 0.4%
455,388	Emergent BioSolutions, Inc.	28,234,056

Capital Markets – 1.4%
1,559,617	BrightSphere Investment Group PLC	19,791,540
433,956	Houlihan Lokey, Inc.	20,408,951
808,915	Stifel Financial Corp.	45,194,081
455,539	Virtu Financial, Inc. Class A	9,930,750

		95,325,322

Chemicals – 1.6%
822,634	H.B. Fuller Co.	46,881,912
316,461	Ingevity Corp.*	31,965,725
129,628	Quaker Chemical Corp.	23,351,188
29,136	Trinseo SA	2,247,842
333,157	Tronox Ltd. Class A	5,393,812

		109,840,479

Commercial Services & Supplies – 1.4%
792,282	ABM Industries, Inc.	25,131,185
955,666	Advanced Disposal Services, Inc.*	25,497,169
524,861	Mobile Mini, Inc.	22,516,537
359,759	US Ecology, Inc.	26,172,467

		99,317,358

Communications Equipment* – 2.0%
1,661,350	Ciena Corp.	52,465,433
1,481,199	NetScout Systems, Inc.	37,029,975
4,645,424	Viavi Solutions, Inc.	52,028,749

		141,524,157

Construction & Engineering – 0.6%
369,464	EMCOR Group, Inc.	29,594,066
335,110	Granite Construction, Inc.	15,307,825

		44,901,891

Construction Materials – 0.2%
129,560	Eagle Materials, Inc.	11,962,275

Diversified Consumer Services* – 0.8%
685,059	Adtalem Global Education, Inc.	32,780,073
653,775	Chegg, Inc.	21,169,235

		53,949,308

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Electric Utilities – 3.7%
752,440	ALLETE, Inc.	$56,493,195
579,725	El Paso Electric Co.	35,537,143
730,944	IDACORP, Inc.	71,522,870
1,047,953	PNM Resources, Inc.	40,817,769
1,194,744	Portland General Electric Co.	55,436,122

		259,807,099

Electronic Equipment, Instruments & Components – 2.0%
804,261	CTS Corp.	29,717,444
693,829	II-VI, Inc.*	34,517,993
868,828	Knowles Corp.*(a)	15,751,852
100,834	Rogers Corp.*	13,922,150
251,716	SYNNEX Corp.	24,408,900
337,819	Tech Data Corp.*	24,576,332

		142,894,671

Energy Equipment & Services – 1.6%
803,805	Apergy Corp.*	36,348,062
918,442	Cactus, Inc. Class A*	31,392,348
5,892,879	Nabors Industries Ltd.	36,359,063
552,703	NCS Multistage Holdings, Inc.*	8,992,478

		113,091,951

Equity Real Estate Investment Trusts (REITs) – 9.3%
2,115,412	Acadia Realty Trust	60,331,550
651,427	Chatham Lodging Trust	13,973,109
2,324,509	Chesapeake Lodging Trust	76,499,591
2,738,801	Columbia Property Trust, Inc.	65,950,328
952,772	CyrusOne, Inc.	63,797,613
1,898,348	Healthcare Realty Trust, Inc.	58,772,854
880,336	Hudson Pacific Properties, Inc.	29,790,570
433,948	Life Storage, Inc.	42,353,325
723,962	National Health Investors, Inc.	57,373,989
2,033,367	Pebblebrook Hotel Trust	78,508,300
197,635	Preferred Apartment Communities, Inc. Class A	3,521,856
379,027	PS Business Parks, Inc.	49,436,492
2,417,929	RLJ Lodging Trust	52,976,824

		653,286,401

Food & Staples Retailing – 0.3%
534,461	Performance Food Group Co.*	17,690,659
994,136	Rite Aid Corp.*	1,361,966
222,905	SpartanNash Co.	4,759,022

		23,811,647

Food Products* – 0.9%
1,872,037	Hostess Brands, Inc.	22,015,155
2,324,326	The Simply Good Foods Co.	41,837,868

		63,853,023

Gas Utilities – 1.7%
384,862	Chesapeake Utilities Corp.	33,098,132
983,156	New Jersey Resources Corp.	44,831,913
1,314,076	South Jersey Industries, Inc.	43,601,042

		121,531,087

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.1%
711,984	Avanos Medical, Inc.*	51,334,046
453,874	CONMED Corp.	36,505,086
303,884	Integra LifeSciences Holdings Corp.*	18,071,981
333,977	Orthofix Medical, Inc.*	17,887,808
737,575	Wright Medical Group NV*	21,374,924

		145,173,845

Health Care Providers & Services* – 0.5%
495,327	Acadia Healthcare Co., Inc.	20,570,930
237,080	AMN Healthcare Services, Inc.	13,821,764

		34,392,694

Health Care Technology* – 1.1%
3,515,814	Allscripts Healthcare Solutions, Inc.	51,366,042
794,954	HMS Holdings Corp.	25,478,276

		76,844,318

Hotels, Restaurants & Leisure – 2.8%
695,349	Boyd Gaming Corp.	25,324,610
248,105	Del Taco Restaurants, Inc.*	3,207,998
322,857	Dine Brands Global, Inc.	26,932,731
1,032,394	Eldorado Resorts, Inc.*(a)	49,606,532
622,896	Extended Stay America, Inc.	12,570,041
40,217	Hilton Grand Vacations, Inc.*	1,313,487
161,948	Jack in the Box, Inc.	14,678,967
203,753	Marriott Vacations Worldwide Corp.	24,246,607
284,184	Penn National Gaming, Inc.*	9,792,981
816,819	Red Rock Resorts, Inc. Class A	26,660,972

		194,334,926

Household Durables* – 0.6%
385,030	Meritage Homes Corp.	16,614,045
247,579	Taylor Morrison Home Corp. Class A	4,817,887
280,460	TopBuild Corp.	17,467,049
213,909	William Lyon Homes Class A	4,186,199

		43,085,180

Household Products* – 0.1%
267,505	Central Garden & Pet Co. Class A	9,718,457

Insurance – 4.7%
300,671	AMERISAFE, Inc.	19,182,810
2,081,035	CNO Financial Group, Inc.	44,971,166
139,035	Enstar Group Ltd.*	29,683,973
718,046	James River Group Holdings Ltd.	29,403,984
202,986	Kemper Corp.	16,512,911
568,380	Kinsale Capital Group, Inc.	34,540,453
306,813	Primerica, Inc.	37,507,889
537,964	ProAssurance Corp.	26,010,559
447,902	RLI Corp.	34,475,017
865,797	Selective Insurance Group, Inc.	55,584,167

		327,872,929

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Internet & Direct Marketing Retail* – 0.2%
234,579	Liberty Expedia Holdings, Inc. Class A	$10,825,821

Internet Software & Services* – 1.0%
1,047,309	Cars.com, Inc.	28,183,085
705,549	Cornerstone OnDemand, Inc.	39,905,852

		68,088,937

IT Services – 1.6%
608,424	Acxiom Corp.*	27,798,893
311,261	CACI International, Inc. Class A*	60,695,895
980,355	Convergys Corp.	24,244,179

		112,738,967

Leisure Products – 0.3%
813,040	Callaway Golf Co.	18,545,442

Life Sciences Tools & Services* – 0.9%
266,941	Cambrex Corp.	17,991,823
838,032	Syneos Health, Inc.	41,775,895

		59,767,718

Machinery – 4.1%
522,748	CIRCOR International, Inc.(a)	23,711,849
1,078,402	Federal Signal Corp.	28,070,804
490,675	ITT, Inc.	29,003,799
1,181,569	Mueller Water Products, Inc. Class A	13,670,753
326,747	Navistar International Corp.*	14,236,367
181,053	RBC Bearings, Inc.*	27,123,550
1,842,264	Rexnord Corp.*	53,480,924
185,004	Tennant Co.	14,162,056
462,990	Terex Corp.	17,940,863
1,165,014	TriMas Corp.*	35,765,930
333,777	Watts Water Technologies, Inc. Class A	27,519,914

		284,686,809

Media – 1.8%
173,104	Liberty Latin America Ltd. Class A*	3,411,880
869,002	Liberty Latin America Ltd. Class C*	17,058,509
996,571	Live Nation Entertainment, Inc.*	49,509,647
335,642	Nexstar Media Group, Inc. Class A	27,522,644
2,399,782	TEGNA, Inc.	27,933,463

		125,436,143

Metals & Mining – 1.8%
1,947,262	Allegheny Technologies, Inc.*	52,634,492
300,722	Carpenter Technology Corp.	17,944,082
238,491	Century Aluminum Co.*(a)	3,009,756
1,391,235	Cleveland-Cliffs, Inc.*	13,981,912
1,115,439	Commercial Metals Co.	24,093,482
1,554,493	Constellium NV Class A*	18,109,844

		129,773,568

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
771,248	Blackstone Mortgage Trust, Inc. Class A	26,268,707

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
1,098,146	Granite Point Mortgage Trust, Inc.	21,018,514
5,152,895	MFA Financial, Inc.	39,471,176
1,091,317	PennyMac Mortgage Investment Trust	21,804,514
2,580,078	Two Harbors Investment Corp.	40,300,818

		148,863,729

Multiline Retail – 0.1%
75,398	Dillard’s, Inc. Class A	5,924,775

Oil, Gas & Consumable Fuels – 5.8%
4,969,481	Callon Petroleum Co.*	56,155,135
905,261	Centennial Resource Development, Inc. Class A*	17,444,380
563,191	Delek US Holdings, Inc.	30,693,910
1,551,744	Falcon Minerals Corp.*	17,674,364
1,738,990	Golar LNG Ltd.	44,448,584
626,649	Matador Resources Co.*	20,516,488
3,474,064	Oasis Petroleum, Inc.*	46,760,901
274,410	PBF Energy, Inc. Class A	14,247,367
880,127	PDC Energy, Inc.*	46,373,892
3,651,865	SRC Energy, Inc.*	33,998,863
210,092	Viper Energy Partners LP	8,174,680
3,525,126	WPX Energy, Inc.*	67,224,153

		403,712,717

Personal Products* – 0.1%
142,391	Edgewell Personal Care Co.	8,040,820

Pharmaceuticals* – 0.4%
815,540	Mallinckrodt PLC	28,103,508

Professional Services* – 0.3%
221,495	ASGN, Inc.	20,508,222

Real Estate Management & Development – 0.5%
1,675,846	Kennedy-Wilson Holdings, Inc.	35,946,897

Road & Rail – 0.5%
155,225	Marten Transport Ltd.	3,422,711
405,838	Saia, Inc.*	32,162,662

		35,585,373

Semiconductors & Semiconductor Equipment – 2.3%
1,070,110	Cree, Inc.*	51,482,992
981,214	Entegris, Inc.	33,263,155
3,601,400	Lattice Semiconductor Corp.*	29,495,466
510,604	Semtech Corp.*	30,508,589
316,621	Synaptics, Inc.*	15,280,129

		160,030,331

Software – 1.8%
661,791	CommVault Systems, Inc.*	46,093,743
478,553	Imperva, Inc.*	22,563,774
459,890	Monotype Imaging Holdings, Inc.	9,473,734
979,595	Verint Systems, Inc.*	47,559,337

		125,690,588

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.9%
513,409	Aaron’s, Inc.	$25,526,696
227,575	Abercrombie & Fitch Co. Class A	4,931,550
615,970	American Eagle Outfitters, Inc.	15,990,581
2,148,634	Ascena Retail Group, Inc.*	9,840,744
499,497	At Home Group, Inc.*	17,187,692
659,026	Bed Bath & Beyond, Inc.	11,822,926
356,196	Burlington Stores, Inc.*	59,905,043
65,145	Caleres, Inc.	2,637,070
128,187	DSW, Inc. Class A	4,263,500
501,994	GameStop Corp. Class A(a)	6,661,460
185,114	Genesco, Inc.*	9,413,047
307,404	Guess?, Inc.	7,531,398
97,119	Hibbett Sports, Inc.*	1,995,795
851,249	Hudson Ltd. Class A*	17,535,729
153,969	Signet Jewelers Ltd.	9,884,810
55,994	Zumiez, Inc.*	1,744,213

		206,872,254

Textiles, Apparel & Luxury Goods – 0.8%
175,561	Columbia Sportswear Co.	15,923,383
299,806	G-III Apparel Group Ltd.*	13,635,177
81,995	Movado Group, Inc.	3,492,987
621,045	Wolverine World Wide, Inc.	24,332,543

		57,384,090

Thrifts & Mortgage Finance – 2.2%
4,280,764	MGIC Investment Corp.*	54,451,318
1,183,216	OceanFirst Financial Corp.	34,549,907
1,050,978	Provident Financial Services, Inc.	26,516,175
1,166,385	Washington Federal, Inc.	39,773,729

		155,291,129

Trading Companies & Distributors – 1.8%
951,047	Beacon Roofing Supply, Inc.*	35,264,823
954,289	Foundation Building Materials, Inc.*	13,178,731
684,128	H&E Equipment Services, Inc.	23,814,496
369,233	Kaman Corp.	24,077,684
1,176,926	Univar, Inc.*	32,742,081

		129,077,815

TOTAL COMMON STOCKS
(Cost $4,981,446,675)		$6,668,205,146

Exchange Traded Funds – 2.0%
1,030,028	iShares Russell 2000 Value ETF	$140,979,932
(Cost $132,904,362)

Shares	Distribution Rate	Value
Investment Company(b) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
93,635,202	1.879%	$93,635,202
(Cost $93,635,202)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,207,986,239)		$6,902,820,280

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,026,433	1.879%	$22,026,433
(Cost $22,026,433)

TOTAL INVESTMENTS – 98.7%
(Cost $5,230,012,672)		$6,924,846,713

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		90,725,918

NET ASSETS – 100.0%		$7,015,572,631

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
LP	—Limited Partnership
PLC	—Public Limited Company

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 96.1%
Aerospace & Defense – 1.5%
9,331	Curtiss-Wright Corp.	$1,249,887
1,986	Esterline Technologies Corp.*	170,697
2,319	Huntington Ingalls Industries, Inc.	566,926

		1,987,510

Air Freight & Logistics* – 1.3%
25,772	Air Transport Services Group, Inc.	524,460
11,266	XPO Logistics, Inc.	1,199,829

		1,724,289

Airlines – 1.0%
14,645	SkyWest, Inc.	956,318
8,259	Spirit Airlines, Inc.*	392,468

		1,348,786

Auto Components – 0.3%
1,991	Lear Corp.	322,940

Banks – 12.4%
15,206	BancorpSouth Bank	529,169
11,571	BOK Financial Corp.(a)	1,186,606
11,237	Chemical Financial Corp.	641,858
19,511	Commerce Bancshares, Inc.	1,386,452
9,674	Cullen/Frost Bankers, Inc.	1,072,750
24,233	East West Bancorp, Inc.	1,536,130
16,621	Glacier Bancorp, Inc.	759,247
23,757	PacWest Bancorp	1,199,491
19,637	Pinnacle Financial Partners, Inc.	1,267,568
10,333	Prosperity Bancshares, Inc.	773,322
7,680	Signature Bank	888,883
9,083	South State Corp.	748,893
28,352	Synovus Financial Corp.	1,419,301
9,058	Texas Capital Bancshares, Inc.*	805,256
12,845	Webster Financial Corp.	839,806
11,334	Wintrust Financial Corp.	1,003,626

		16,058,358

Building Products – 0.2%
3,636	Fortune Brands Home & Security, Inc.	192,635

Capital Markets – 1.3%
19,453	BrightSphere Investment Group PLC	246,858
10,843	E*TRADE Financial Corp.*	638,219
10,733	Stifel Financial Corp.	599,653
8,445	Virtu Financial, Inc. Class A	184,101

		1,668,831

Chemicals – 2.4%
10,896	Ashland Global Holdings, Inc.	917,443
7,111	Celanese Corp. Series A	830,778
6,532	H.B. Fuller Co.	372,259
6,631	Ingevity Corp.*	669,797
6,574	Olin Corp.	202,019
3,342	Tronox Ltd. Class A	54,107

		3,046,403

Common Stocks – (continued)
Communications Equipment* – 1.5%
17,108	Ciena Corp.	540,271
8,416	CommScope Holding Co., Inc.	266,703
20,285	NetScout Systems, Inc.	507,125
58,236	Viavi Solutions, Inc.	652,243

		1,966,342

Construction & Engineering – 1.7%
15,371	AECOM*	517,080
13,495	Jacobs Engineering Group, Inc.	980,952
4,523	Valmont Industries, Inc.	635,029

		2,133,061

Construction Materials – 0.2%
2,418	Eagle Materials, Inc.	223,254
147	Martin Marietta Materials, Inc.	29,212

		252,466

Containers & Packaging – 0.4%
39,094	Graphic Packaging Holding Co.	555,917

Diversified Consumer Services* – 0.5%
2,956	Bright Horizons Family Solutions, Inc.	353,035
4,072	Weight Watchers International, Inc.	304,993

		658,028

Diversified Financial Services – 0.7%
17,885	Voya Financial, Inc.	895,502

Electric Utilities – 3.4%
12,345	ALLETE, Inc.	926,863
30,097	Alliant Energy Corp.	1,289,356
9,119	IDACORP, Inc.	892,294
15,815	Pinnacle West Capital Corp.	1,242,268

		4,350,781

Electrical Equipment – 1.1%
10,837	Hubbell, Inc.	1,369,363

Electronic Equipment, Instruments & Components – 1.5%
14,157	Keysight Technologies, Inc.*	918,648
1,754	SYNNEX Corp.	170,085
21,185	Trimble, Inc.*	891,889

		1,980,622

Energy Equipment & Services – 1.9%
18,118	Apergy Corp.*	819,296
17,246	Cactus, Inc. Class A*	589,468
87,434	Nabors Industries Ltd.	539,468
32,471	Patterson-UTI Energy, Inc.	556,228

		2,504,460

Equity Real Estate Investment Trusts (REITs) – 13.5%
16,658	Camden Property Trust	1,583,509
46,628	Columbia Property Trust, Inc.	1,122,802
10,249	CyrusOne, Inc.	686,273
49,699	DDR Corp.	695,289
26,928	Duke Realty Corp.	767,179
54,020	Empire State Realty Trust, Inc. Class A	950,212
16,659	Equity LifeStyle Properties, Inc.	1,613,924

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
12,172	Federal Realty Investment Trust	$1,589,785
35,530	Healthcare Realty Trust, Inc.	1,100,009
19,451	Highwoods Properties, Inc.	967,493
16,501	Hudson Pacific Properties, Inc.	558,394
4,082	Life Storage, Inc.	398,403
8,494	Mid-America Apartment Communities, Inc.	879,638
13,643	National Health Investors, Inc.	1,081,208
40,303	Pebblebrook Hotel Trust	1,556,099
4,580	PS Business Parks, Inc.	597,369
4,969	Retail Value, Inc.*	177,493
57,023	RLJ Lodging Trust	1,249,374

		17,574,453

Food & Staples Retailing* – 0.9%
36,442	US Foods Holding Corp.	1,187,645

Food Products – 1.3%
28,845	Hostess Brands, Inc.*	339,217
12,684	Lamb Weston Holdings, Inc.	857,438
1,942	Pinnacle Foods, Inc.	128,988
4,014	Post Holdings, Inc.*	390,402

		1,716,045

Gas Utilities – 2.0%
17,320	Atmos Energy Corp.	1,597,424
11,345	New Jersey Resources Corp.	517,332
15,146	South Jersey Industries, Inc.	502,544

		2,617,300

Health Care Equipment & Supplies – 2.1%
5,716	Hill-Rom Holdings, Inc.	555,995
6,986	STERIS PLC	799,338
3,273	The Cooper Cos., Inc.	837,168
4,610	West Pharmaceutical Services, Inc.	539,601

		2,732,102

Health Care Providers & Services* – 0.7%
12,270	Acadia Healthcare Co., Inc.	509,573
8,918	MEDNAX, Inc.	422,267

		931,840

Health Care Technology* – 1.0%
52,740	Allscripts Healthcare Solutions, Inc.	770,532
3,236	athenahealth, Inc.	498,020

		1,268,552

Hotels, Restaurants & Leisure – 2.4%
16,971	Boyd Gaming Corp.	618,084
54,918	Caesars Entertainment Corp.*	560,163
19,862	Eldorado Resorts, Inc.*	954,369
750	Hilton Grand Vacations, Inc.*	24,495
3,684	Marriott Vacations Worldwide Corp.	438,396
6,939	The Stars Group, Inc.*	197,068
15,166	The Wendy’s Co.	267,680
147	Vail Resorts, Inc.	43,813

		3,104,068

Common Stocks – (continued)
Household Durables – 0.5%
3,785	Lennar Corp. Class A	195,571
143	NVR, Inc.*	381,588

		577,159

Industrial Conglomerates – 0.7%
7,249	Carlisle Cos., Inc.	919,246

Insurance – 5.8%
12,109	American Financial Group, Inc.	1,348,458
24,292	CNO Financial Group, Inc.	524,950
5,201	Everest Re Group Ltd.	1,159,927
3,780	Kemper Corp.	307,503
5,366	Primerica, Inc.	655,994
10,798	ProAssurance Corp.	522,083
6,099	The Hanover Insurance Group, Inc.	747,067
13,479	Torchmark Corp.	1,185,074
14,048	W.R. Berkley Corp.	1,099,396

		7,550,452

Internet & Direct Marketing Retail* – 0.4%
9,699	Liberty Expedia Holdings, Inc. Class A	447,609

IT Services – 2.5%
20,373	Booz Allen Hamilton Holding Corp.	1,042,283
4,192	CACI International, Inc. Class A*	817,440
9,521	Leidos Holdings, Inc.	673,801
17,641	Teradata Corp.*	731,572

		3,265,096

Leisure Products – 0.6%
12,238	Brunswick Corp.	812,848

Life Sciences Tools & Services – 2.0%
11,534	PerkinElmer, Inc.	1,066,088
21,102	QIAGEN NV*	822,345
14,098	Syneos Health, Inc.*	702,785

		2,591,218

Machinery – 3.2%
16,000	ITT, Inc.	945,760
23,635	Rexnord Corp.*	686,124
14,121	Terex Corp.	547,189
20,151	The Timken Co.	980,346
28,242	Trinity Industries, Inc.	1,012,193

		4,171,612

Media – 2.4%
6,113	GCI Liberty, Inc. Class A*	300,026
28,702	Live Nation Entertainment, Inc.*	1,425,915
3,219	Nexstar Media Group, Inc. Class A	263,958
17,887	TEGNA, Inc.	208,205
25,386	Tribune Media Co. Class A	936,490

		3,134,594

Metals & Mining – 1.8%
27,310	Allegheny Technologies, Inc.*	738,189
12,697	Commercial Metals Co.	274,255
27,363	Steel Dynamics, Inc.	1,251,310

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Metals & Mining – (continued)
3,673	United States Steel Corp.	$109,015

		2,372,769

Mortgage Real Estate Investment Trusts (REITs) – 1.9%
119,933	MFA Financial, Inc.	918,687
16,979	PennyMac Mortgage Investment Trust	339,240
14,382	Starwood Property Trust, Inc.	316,835
60,296	Two Harbors Investment Corp.	941,824

		2,516,586

Multiline Retail – 0.3%
4,220	Kohl’s Corp.	333,844

Oil, Gas & Consumable Fuels – 5.5%
6,525	Delek US Holdings, Inc.	355,612
8,569	Diamondback Energy, Inc.	1,037,534
51,710	Encana Corp.	686,192
23,793	Golar LNG Ltd.	608,149
16,001	HollyFrontier Corp.	1,192,394
24,745	Oasis Petroleum, Inc.*	333,068
22,810	Parsley Energy, Inc. Class A*	633,434
3,066	PBF Energy, Inc. Class A	159,187
9,862	PDC Energy, Inc.*	519,629
82,331	WPX Energy, Inc.*	1,570,052

		7,095,251

Pharmaceuticals* – 0.6%
19,769	Catalent, Inc.	826,344

Professional Services – 0.4%
3,567	The Dun & Bradstreet Corp.	509,796

Real Estate Management & Development – 0.8%
40,199	Cushman & Wakefield PLC*	709,914
16,635	Kennedy-Wilson Holdings, Inc.	356,821

		1,066,735

Road & Rail – 0.7%
2,279	Landstar System, Inc.	263,908
2,878	Marten Transport Ltd.	63,460
3,751	Old Dominion Freight Line, Inc.	571,653

		899,021

Semiconductors & Semiconductor Equipment – 1.7%
38,506	Cypress Semiconductor Corp.	662,688
10,951	Entegris, Inc.	371,239
58,769	Marvell Technology Group Ltd.	1,215,343

		2,249,270

Software – 2.0%
10,883	CommVault Systems, Inc.*	758,001
50,255	Nuance Communications, Inc.*	820,162
8,765	SS&C Technologies Holdings, Inc.	520,115
11,046	Verint Systems, Inc.*	536,283

		2,634,561

Specialty Retail – 1.8%
10,512	American Eagle Outfitters, Inc.	272,892
9,367	Burlington Stores, Inc.*	1,575,342

Common Stocks – (continued)
Specialty Retail – (continued)
1,785	Dick’s Sporting Goods, Inc.	66,830
7,956	Foot Locker, Inc.	392,231
1,301	The Michaels Cos., Inc.*	22,104

		2,329,399

Technology Hardware, Storage & Peripherals* – 0.3%
13,091	NCR Corp.	371,915

Textiles, Apparel & Luxury Goods – 1.2%
3,014	Carter’s, Inc.	319,273
5,502	Michael Kors Holdings Ltd.*	399,555
5,451	PVH Corp.	780,365
3,535	Skechers U.S.A., Inc. Class A*	104,212

		1,603,405

Thrifts & Mortgage Finance – 0.6%
24,564	MGIC Investment Corp.*	312,454
14,709	Washington Federal, Inc.	501,577

		814,031

Trading Companies & Distributors* – 1.2%
13,621	Beacon Roofing Supply, Inc.	505,067
1,669	United Rentals, Inc.	260,147
29,231	Univar, Inc.	813,206

		1,578,420

TOTAL COMMON STOCKS
(Cost $112,787,760)		$124,819,480

Shares	Distribution Rate	Value
Investment Company(b) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,899,902	1.879%	$2,899,902
(Cost $2,899,902)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $115,687,662)		$127,719,382

Securities Lending Reinvestment Vehicle(b) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
531,675	1.879%	$531,675
(Cost $531,675)

TOTAL INVESTMENTS – 98.8%
(Cost $116,219,337)		$128,251,057

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,592,648

NET ASSETS – 100.0%		$129,843,705

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2018

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $326,137,719, $6,201,599 and $480,195,505)(a)	$374,814,617	$6,744,926	$560,825,056
Investments of affiliated issuers, at value (cost $0, $0 and $1,040)	—	—	1,040
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $2,181,096, $0 and $1,386,000)	2,181,096	—	1,386,000
Cash	378,000	65,868	6,017,686
Receivables:
Dividends	1,189,704	7,887	1,149,438
Reimbursement from investment adviser	85,401	10,902	42,276
Foreign tax reclaims	48,554	320	58,868
Fund shares sold	16,995	—	20,714
Securities lending income	1,738	—	996
Other assets	64,516	76,217	91,393
Total assets	378,780,621	6,906,120	569,593,467

Liabilities:
Payables:
Payable upon return of securities loaned	2,181,096	—	1,386,000
Management fees	219,430	3,989	362,225
Fund shares redeemed	141,673	—	737,798
Distribution and Service fees and Transfer Agency fees	135,408	252	78,523
Investments purchased	—	—	1,040
Accrued expenses	228,677	69,051	162,138
Total liabilities	2,906,284	73,292	2,727,724

Net Assets:
Paid-in capital	330,580,987	6,227,386	441,030,643
Undistributed net investment income	1,174,812	33,292	4,845,111
Accumulated net realized gain (loss)	(4,558,360)	28,823	40,360,438
Net unrealized gain	48,676,898	543,327	80,629,551
NET ASSETS	$375,874,337	$6,832,828	$566,865,743
Net Assets:
Class A	$318,960,179	$51,886	$92,226,053
Class C	16,981,814	29,890	36,818,779
Institutional	24,657,797	1,007,094	174,803,161
Service	84,116	—	1,201,224
Investor	2,850,675	30,825	7,446,800
Class P	10,835,481	5,651,798	248,012,313
Class R	1,491,743	30,352	5,251,663
Class R6	12,532	30,983	1,105,750
Total Net Assets	$375,874,337	$6,832,828	$566,865,743
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,336,831	4,682	5,706,568
Class C	466,392	2,711	2,402,643
Institutional	633,528	90,449	10,712,310
Service	2,191	—	74,933
Investor	74,617	2,771	460,622
Class P	278,429	507,004	14,882,941
Class R	39,206	2,741	334,326
Class R6	322	2,781	66,360
Net asset value, offering and redemption price per share:(b)
Class A	$38.26	$11.08	$16.16
Class C	36.41	11.03	15.32
Institutional	38.92	11.13	16.32
Service	38.39	—	16.03
Investor	38.20	11.13	16.17
Class P	38.92	11.15	16.66
Class R	38.05	11.07	15.71
Class R6	38.92	11.14	16.66

(a)	Includes loaned securities having a market value of $2,132,900, $0 and $1,358,280, for the Equity Income, Focused Value and Large Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $40.49, $11.72 and $17.10, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2018

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,426,523,806, $5,114,351,037 and $112,787,760)(a)	$1,582,527,872	$6,809,185,078	$124,819,480
Investments of affiliated issuers, at value (cost $14,476,801, $93,635,202 and $2,899,902)	14,476,801	93,635,202	2,899,902
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $231,315, $22,026,433 and $531,675)	231,315	22,026,433	531,675
Cash	24,252,787	105,146,972	1,982,039
Receivables:
Dividends	1,887,968	2,864,451	106,516
Reimbursement from investment adviser	—	270,465	27,053
Fund shares sold	449,574	5,058,271	141,538
Securities lending income	11,661	29,734	838
Investments sold	7,504,659	18,732,241	14,476
Other assets	133,708	339,915	67,286
Total assets	1,631,476,345	7,057,288,762	130,590,803

Liabilities:
Payables:
Payable upon return of securities loaned	231,315	22,026,433	531,675
Investments purchased	4,314,447	7,026,356	13,066
Management fees	1,039,689	5,277,984	87,224
Fund shares redeemed	2,736,319	6,294,378	3,508
Distribution and Service fees and Transfer Agency fees	362,566	610,732	5,904
Accrued expenses	415,808	480,248	105,721
Total liabilities	9,100,144	41,716,131	747,098

Net Assets:
Paid-in capital	1,313,345,637	4,759,768,098	111,099,635
Undistributed (distributions in excess of) net investment income (loss)	270,300	4,433,547	332,639
Accumulated net realized gain	152,756,198	556,536,945	6,379,711
Net unrealized gain	156,004,066	1,694,834,041	12,031,720
NET ASSETS	$1,622,376,201	$7,015,572,631	$129,843,705
Net Assets:
Class A	$630,820,296	$803,918,109	$1,698,533
Class C	78,897,104	37,157,329	1,140,425
Institutional	555,929,505	4,304,040,837	5,665,887
Service	65,727,252	110,635,750	—
Investor	51,375,040	173,176,293	5,540,930
Class P	172,003,233	317,224,440	54,660,251
Class R	28,103,363	123,287,789	206,811
Class R6	39,520,408	1,146,132,084	60,930,868
Total Net Assets	$1,622,376,201	$7,015,572,631	$129,843,705
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	17,225,003	13,403,243	125,039
Class C	2,420,897	819,007	85,723
Institutional	15,002,157	66,322,255	412,325
Service	1,831,595	1,904,303	—
Investor	1,431,558	2,905,639	405,314
Class P	4,643,321	4,889,221	3,976,049
Class R	791,274	2,100,739	15,253
Class R6	1,066,957	17,666,455	4,432,078
Net asset value, offering and redemption price per share:(b)
Class A	$36.62	$59.98	$13.58
Class C	32.59	45.37	13.30
Institutional	37.06	64.90	13.74
Service	35.89	58.10	—
Investor	35.89	59.60	13.67
Class P	37.04	64.88	13.75
Class R	35.52	58.69	13.56
Class R6	37.04	64.88	13.75

(a)	Includes loaned securities having a market value of $226,562, $21,497,922 and $520,506 for the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $38.75, $63.47 and $14.37, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2018

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $43,373, $45 and $1,185)	$11,178,656	$95,318	$13,207,291
Dividends — affiliated issuers	8,614	597	27,707
Securities lending income — affiliated issuer	14,265	81	10,090
Total investment income	11,201,535	95,996	13,245,088

Expenses:
Management fees	2,653,164	42,573	5,138,114
Distribution and Service fees(a)	997,445	706	685,957
Transfer Agency fees(a)	637,104	2,601	494,679
Printing and mailing costs	278,478	28,002	116,054
Professional fees	147,080	90,051	121,246
Custody, accounting and administrative services	84,391	51,764	121,618
Registration fees	23,283	37,309	9,011
Trustee fees	17,356	16,549	17,997
Service Share fees — Service Plan	214	—	6,058
Service Share fees — Shareholder Administration Plan	214	—	6,058
Other	14,263	5,265	35,020
Total expenses	4,852,992	274,820	6,751,812
Less — expense reductions	(564,315)	(229,800)	(510,155)
Net expenses	4,288,677	45,020	6,241,657
NET INVESTMENT INCOME	6,912,858	50,976	7,003,431

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $12,393, $372 and $110,807)	22,834,667	113,023	79,648,698
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	9,945,582	382,741	(22,561,147)
Net realized and unrealized gain	32,780,249	495,764	57,087,551
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,693,107	$546,740	$64,090,982

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Equity Income	$808,747	$181,250	$7,448	$582,297	$32,625	$13,649	$35	$5,058	$755	$2,681	$4
Focused Value	222	339	145	159	61	2,096	—	53	172	52	8
Large Cap Value	274,912	382,570	28,475	197,936	68,863	189,494	969	12,797	14,216	10,251	153

(b)	Class P Shares commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2018

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $7,990, $0 and $691)	$27,300,746	$93,616,063	$1,755,309
Non-cash dividends — unaffiliated issuers	2,005,381	—	151,582
Dividends — affiliated issuers	138,435	592,998	17,317
Securities lending income — affiliated issuer	49,973	425,797	5,243
Total investment income	29,494,535	94,634,858	1,929,451

Expenses:
Management fees	15,333,505	61,739,913	1,011,965
Distribution and Service fees(a)	2,867,338	3,109,690	17,769
Transfer Agency fees(a)	2,076,658	4,266,940	53,525
Printing and mailing costs	540,620	1,071,480	29,542
Custody, accounting and administrative services	209,028	426,927	87,243
Service Share fees — Service Plan	191,751	312,608	—
Service Share fees — Shareholder Administration Plan	191,751	312,608	—
Professional fees	103,003	112,086	101,516
Registration fees	38,126	44,736	36,956
Trustee fees	20,940	31,333	16,816
Other	65,139	159,283	11,917
Total expenses	21,637,859	71,587,604	1,367,249
Less — expense reductions	(18,318)	(2,083,888)	(299,797)
Net expenses	21,619,541	69,503,716	1,067,452
NET INVESTMENT INCOME	7,874,994	25,131,142	861,999

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $40,156, $184,880 and $1,208)	253,719,524	694,975,746	7,650,955
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(42,318,723)	431,991,515	8,151,309
Net realized and unrealized gain	211,400,801	1,126,967,261	15,802,264
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$219,275,795	$1,152,098,403	$16,664,263

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Mid Cap Value	$1,794,784	$916,664	$155,890	$1,292,245	$164,999	$393,263	$30,680	$109,077	$12,005	$56,120	$18,269
Small Cap Value	2,091,531	388,142	630,017	1,505,903	69,865	1,782,231	50,017	312,443	21,819	226,806	297,856
Small/Mid Cap Value	3,947	12,960	862	2,842	2,333	16,395	—	9,153	3,761	310	18,731

(b)	Class P Shares commenced operations on April 17, 2018.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Focused Value Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$6,912,858	$7,227,135	$50,976	$52,557
Net realized gain	22,834,667	33,457,057	113,023	477,994
Net change in unrealized gain (loss)	9,945,582	(1,659,812)	382,741	(66,919)
Net increase in net assets resulting from operations	39,693,107	39,024,380	546,740	463,632

Distributions to shareholders:
From net investment income
Class A Shares	(6,132,663)	(5,822,762)	(434)	(365)
Class C Shares	(225,722)	(214,913)	—	(80)
Institutional Shares	(757,952)	(728,388)	(56,946)	(45,341)
Service Shares	(1,511)	(3,815)	—	—
Investor Shares	(60,208)	(31,786)	(283)	(317)
Class P Shares(a)	(71,219)	—	—	—
Class R Shares	(24,306)	(21,663)	(142)	(198)
Class R6 Shares	(268)	(221)	(329)	(359)
From net realized gains
Class A Shares	—	—	(4,242)	—
Class C Shares	—	—	(2,157)	—
Institutional Shares	—	—	(382,634)	—
Investor Shares	—	—	(2,185)	—
Class R Shares	—	—	(2,171)	—
Class R6 Shares	—	—	(2,190)	—
Total distributions to shareholders	(7,273,849)	(6,823,548)	(453,713)	(46,660)

From share transactions:
Proceeds from sales of shares	24,540,213	31,513,018	8,020,093	1,234,469
Reinvestment of distributions	7,092,658	6,658,236	453,712	46,660
Cost of shares redeemed	(75,994,046)	(97,892,013)	(6,718,862)	(43,078)
Net increase (decrease) in net assets resulting from share transactions	(44,361,175)	(59,720,759)	1,754,943	1,238,051
TOTAL INCREASE (DECREASE)	(11,941,917)	(27,519,927)	1,847,970	1,655,023

Net assets:
Beginning of year	387,816,254	415,336,181	4,984,858	3,329,835
End of year	$375,874,337	$387,816,254	$6,832,828	$4,984,858
Undistributed net investment income	$1,174,812	$1,610,857	$33,292	$42,096

(a)	Class P Shares commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$7,003,431	$15,008,671	$7,874,994	$32,081,931
Net realized gain	79,648,698	149,879,990	253,719,524	906,847,744
Net change in unrealized loss	(22,561,147)	(58,122,597)	(42,318,723)	(481,033,601)
Net increase in net assets resulting from operations	64,090,982	106,766,064	219,275,795	457,896,074

Distributions to shareholders:
From net investment income
Class A Shares	(1,439,786)	(3,168,556)	(3,307,340)	(11,704,983)
Class C Shares	(326,872)	(479,583)	—	(608,413)
Institutional Shares	(9,497,922)	(15,369,112)	(9,586,444)	(43,679,489)
Service Shares	(33,746)	(46,424)	(299,520)	(1,007,350)
Investor Shares	(119,672)	(60,284)	(360,363)	(2,803,522)
Class R Shares	(81,410)	(99,802)	(87,344)	(350,898)
Class R6 Shares	—	(2,620,640)	(518,762)	(5,955,039)
From net realized gains
Class A Shares	(15,177,942)	—	(104,187,306)	—
Class C Shares	(5,540,275)	—	(14,362,231)	—
Institutional Shares	(72,045,150)	—	(163,670,358)	—
Service Shares	(386,366)	—	(11,009,684)	—
Investor Shares	(902,132)	—	(9,118,296)	—
Class R Shares	(849,447)	—	(4,432,474)	—
Class R6 Shares	(23,298)	—	(9,821,981)	—
Total distributions to shareholders	(106,424,018)	(21,844,401)	(330,762,103)	(66,109,694)

From share transactions:
Proceeds from sales of shares	336,834,925	362,065,594	427,486,951	749,627,451
Reinvestment of distributions	101,042,965	20,260,815	302,049,331	60,932,584
Cost of shares redeemed	(682,887,277)	(893,886,974)	(1,647,750,292)	(4,514,654,937)
Net decrease in net assets resulting from share transactions	(245,009,387)	(511,560,565)	(918,214,010)	(3,704,094,902)
TOTAL DECREASE	(287,342,423)	(426,638,902)	(1,029,700,318)	(3,312,308,522)

Net assets:
Beginning of year	854,208,166	1,280,847,068	2,652,076,519	5,964,385,041
End of year	$566,865,743	$854,208,166	$1,622,376,201	$2,652,076,519
Undistributed (distributions in excess of) net investment income	$4,845,111	$9,924,598	$270,300	$7,044,108

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$25,131,142	$39,018,683	$861,999	$709,025
Net realized gain	694,975,746	753,390,574	7,650,955	4,700,498
Net change in unrealized gain (loss)	431,991,515	(78,347,827)	8,151,309	(19,800)
Net increase in net assets resulting from operations	1,152,098,403	714,061,430	16,664,263	5,389,723

Distributions to shareholders:
From net investment income
Class A Shares	(1,178,855)	(3,930,212)	(10,160)	(8,340)
Class C Shares	—	—	—	(1,887)
Institutional Shares	(23,542,391)	(33,806,922)	(468,442)	(435,647)
Service Shares	(39,508)	(405,224)	—	—
Investor Shares	(742,667)	(1,144,758)	(45,272)	(17,996)
Class R Shares	—	(268,369)	(512)	(338)
Class R6 Shares	(4,966,579)	(3,388,115)	(607,300)	(99)
From net realized gains
Class A Shares	(89,117,592)	(29,858,961)	(58,489)	—
Class C Shares	(5,250,602)	(1,859,091)	(43,477)	—
Institutional Shares	(437,614,491)	(135,269,543)	(1,745,449)	—
Service Shares	(13,731,493)	(3,933,444)	—	—
Investor Shares	(18,435,848)	(5,441,781)	(189,369)	—
Class R Shares	(13,586,906)	(4,176,976)	(5,075)	—
Class R6 Shares	(87,520,926)	(12,010,906)	(2,224,991)	—
Total distributions to shareholders	(695,727,858)	(235,494,302)	(5,398,536)	(464,307)

From share transactions:
Proceeds from sales of shares	1,602,296,827	2,157,143,285	77,203,850	87,159,431
Reinvestment of distributions	667,790,846	225,307,017	5,387,653	462,700
Cost of shares redeemed	(2,191,842,059)	(2,554,716,042)	(73,354,014)	(27,116,773)
Net increase (decrease) in net assets resulting from share transactions	78,245,614	(172,265,740)	9,237,489	60,505,358
TOTAL INCREASE	534,616,159	306,301,388	20,503,216	65,430,774

Net assets:
Beginning of year	6,480,956,472	6,174,655,084	109,340,489	43,909,715
End of year	$7,015,572,631	$6,480,956,472	$129,843,705	$109,340,489
Undistributed net investment income	$4,433,547	$10,760,962	$332,639	$614,163

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$35.17	$32.53	$30.47	$32.21	$26.70
Net investment income(a)	0.67	0.61	0.68	0.55	0.42
Net realized and unrealized gain (loss)	3.12	2.60	2.02	(1.80)	5.48
Total from investment operations	3.79	3.21	2.70	(1.25)	5.90
Distributions to shareholders from net investment income	(0.70)	(0.57)	(0.64)	(0.49)	(0.39)
Total distributions	(0.70)	(0.57)	(0.64)	(0.49)	(0.39)
Net asset value, end of year	$38.26	$35.17	$32.53	$30.47	$32.21
Total return(b)	10.88%	9.93%	9.01%	(3.98)%	22.27%
Net assets, end of year (in 000s)	$318,960	$327,650	$359,003	$369,115	$414,276
Ratio of net expenses to average net assets	1.12%	1.13%	1.13%	1.14%	1.18%
Ratio of total expenses to average net assets	1.27%	1.24%	1.26%	1.22%	1.24%
Ratio of net investment income to average net assets	1.81%	1.77%	2.22%	1.68%	1.42%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$33.50	$31.01	$29.08	$30.77	$25.54
Net investment income(a)	0.37	0.33	0.43	0.29	0.19
Net realized and unrealized gain (loss)	2.98	2.48	1.93	(1.72)	5.23
Total from investment operations	3.35	2.81	2.36	(1.43)	5.42
Distributions to shareholders from net investment income	(0.44)	(0.32)	(0.43)	(0.26)	(0.19)
Total distributions	(0.44)	(0.32)	(0.43)	(0.26)	(0.19)
Net asset value, end of year	$36.41	$33.50	$31.01	$29.08	$30.77
Total return(b)	10.06%	9.10%	8.21%	(4.70)%	21.32%
Net assets, end of year ( in 000s)	$16,982	$18,460	$22,371	$23,534	$26,742
Ratio of net expenses to average net assets	1.87%	1.88%	1.88%	1.89%	1.93%
Ratio of total expenses to average net assets	2.02%	1.99%	2.01%	1.97%	1.99%
Ratio of net investment income to average net assets	1.06%	1.02%	1.47%	0.93%	0.67%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$35.77	$33.07	$30.96	$32.72	$27.12
Net investment income(a)	0.81	0.77	0.82	0.69	0.55
Net realized and unrealized gain (loss)	3.18	2.64	2.06	(1.83)	5.56
Total from investment operations	3.99	3.41	2.88	(1.14)	6.11
Distributions to shareholders from net investment income	(0.84)	(0.71)	(0.77)	(0.62)	(0.51)
Total distributions	(0.84)	(0.71)	(0.77)	(0.62)	(0.51)
Net asset value, end of year	$38.92	$35.77	$33.07	$30.96	$32.72
Total return(b)	11.30%	10.38%	9.46%	(3.59)%	22.73%
Net assets, end of year (in 000s)	$24,658	$37,415	$31,409	$29,243	$29,476
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.74%	0.78%
Ratio of total expenses to average net assets	0.87%	0.84%	0.86%	0.82%	0.84%
Ratio of net investment income to average net assets	2.17%	2.19%	2.61%	2.09%	1.82%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$35.28	$32.53	$30.46	$32.20	$26.69
Net investment income(a)	0.63	0.57	0.65	0.51	0.39
Net realized and unrealized gain (loss)	3.13	2.61	2.02	(1.79)	5.48
Total from investment operations	3.76	3.18	2.67	(1.28)	5.87
Distributions to shareholders from net investment income	(0.65)	(0.43)	(0.60)	(0.46)	(0.36)
Total distributions	(0.65)	(0.43)	(0.60)	(0.46)	(0.36)
Net asset value, end of year	$38.39	$35.28	$32.53	$30.46	$32.20
Total return(b)	10.77%	9.84%	8.88%	(4.06)%	22.12%
Net assets, end of year (in 000s)	$84	$86	$324	$397	$368
Ratio of net expenses to average net assets	1.23%	1.23%	1.23%	1.24%	1.28%
Ratio of total expenses to average net assets	1.38%	1.33%	1.36%	1.32%	1.34%
Ratio of net investment income to average net assets	1.70%	1.66%	2.11%	1.58%	1.33%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$35.12	$32.49	$30.41	$32.15	$26.65
Net investment income(a)	0.76	0.75	0.76	0.62	0.51
Net realized and unrealized gain (loss)	3.11	2.55	2.02	(1.79)	5.46
Total from investment operations	3.87	3.30	2.78	(1.17)	5.97
Distributions to shareholders from net investment income	(0.79)	(0.67)	(0.70)	(0.57)	(0.47)
Total distributions	(0.79)	(0.67)	(0.70)	(0.57)	(0.47)
Net asset value, end of year	$38.20	$35.12	$32.49	$30.41	$32.15
Total return(b)	11.15%	10.21%	9.27%	(3.74)%	22.58%
Net assets, end of year (in 000s)	$2,851	$2,623	$743	$614	$3,937
Ratio of net expenses to average net assets	0.87%	0.88%	0.88%	0.89%	0.93%
Ratio of total expenses to average net assets	1.02%	1.00%	1.01%	0.97%	0.98%
Ratio of net investment income to average net assets	2.07%	2.17%	2.47%	1.90%	1.71%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Equity Income Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$37.37
Net investment income(b)	0.31
Net realized and unrealized gain	1.48
Total from investment operations	1.79
Distributions to shareholders from net investment income	(0.24)
Total distributions	(0.24)
Net asset value, end of period	$38.92
Total return(c)	4.84%
Net assets, end of period (in 000s)	$10,835
Ratio of net expenses to average net assets	0.72	%(d)
Ratio of total expenses to average net assets	0.95	%(d)
Ratio of net investment income to average net assets	2.20	%(d)
Portfolio turnover rate(e)	69%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$34.98	$32.35	$30.32	$32.05	$26.60
Net investment income(a)	0.57	0.53	0.60	0.46	0.35
Net realized and unrealized gain (loss)	3.10	2.59	2.00	(1.78)	5.45
Total from investment operations	3.67	3.12	2.60	(1.32)	5.80
Distributions to shareholders from net investment income	(0.60)	(0.49)	(0.57)	(0.41)	(0.35)
Total distributions	(0.60)	(0.49)	(0.57)	(0.41)	(0.35)
Net asset value, end of year	$38.05	$34.98	$32.35	$30.32	$32.05
Total return(b)	10.59%	9.68%	8.71%	(4.19)%	21.94%
Net assets, end of year (in 000s)	$1,492	$1,571	$1,477	$1,167	$1,462
Ratio of net expenses to average net assets	1.37%	1.38%	1.38%	1.39%	1.43%
Ratio of total expenses to average net assets	1.52%	1.49%	1.51%	1.47%	1.49%
Ratio of net investment income to average net assets	1.55%	1.54%	1.96%	1.44%	1.16%
Portfolio turnover rate(c)	69%	43%	61%	47%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$35.76	$33.06	$30.97	$33.24
Net investment income(b)	0.83	0.77	0.82	0.08
Net realized and unrealized gain (loss)	3.17	2.64	2.04	(2.35)
Total from investment operations	4.00	3.41	2.86	(2.27)
Distributions to shareholders from net investment income	(0.84)	(0.71)	(0.77)	—
Total distributions	(0.84)	(0.71)	(0.77)	—
Net asset value, end of period	$38.92	$35.76	$33.06	$30.97
Total return(c)	11.34%	10.39%	9.40%	(6.83)%
Net assets, end of period (in 000s)	$13	$11	$10	$9
Ratio of net expenses to average net assets	0.72%	0.73%	0.73%	0.69	%(d)
Ratio of total expenses to average net assets	0.86%	0.84%	0.86%	0.84	%(d)
Ratio of net investment income to average net assets	2.22%	2.20%	2.62%	2.79	%(d)
Portfolio turnover rate(e)	69%	43%	61%	47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.10	$9.89	$9.28	$10.00
Net investment income(b)	0.05	0.10	0.12	0.01
Net realized and unrealized gain (loss)	0.87	1.22	0.52	(0.73)
Total from investment operations	0.92	1.32	0.64	(0.72)
Distributions to shareholders from net investment income	(0.08)	(0.11)	(0.03)	—
Distributions to shareholders from net realized gains	(0.86)	—	—	—
Total distributions	(0.94)	(0.11)	(0.03)	—
Net asset value, end of period	$11.08	$11.10	$9.89	$9.28
Total return(c)	8.64%	13.42%	6.93%	(7.20)%
Net assets, end of period (in 000s)	$52	$50	$25	$23
Ratio of net expenses to average net assets	1.12%	1.13%	1.13%	1.13	%(d)
Ratio of total expenses to average net assets	4.84%	7.96%	14.54%	25.55	%(d)
Ratio of net investment income to average net assets	0.50%	0.95%	1.33%	0.97	%(d)
Portfolio turnover rate(e)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.05	$9.84	$9.28	$10.00
Net investment income (loss)(b)	(0.03)	0.03	0.05	—	(c)
Net realized and unrealized gain (loss)	0.87	1.21	0.51	(0.72)
Total from investment operations	0.84	1.24	0.56	(0.72)
Distributions to shareholders from net investment income	—	(0.03)	— (c)	—
Distributions to shareholder from net realized gains	(0.86)	—	—	—
Total distributions	(0.86)	(0.03)	— (c)	—
Net asset value, end of period	$11.03	$11.05	$9.84	$9.28
Total return(d)	7.87%	12.64%	6.06%	(7.20)%
Net assets, end of period (in 000s)	$30	$48	$25	$23
Ratio of net expenses to average net assets	1.87%	1.88%	1.88%	1.89	%(e)
Ratio of total expenses to average net assets	5.77%	8.66%	15.30%	26.30	%(e)
Ratio of net investment income (loss) to average net assets	(0.24)%	0.25%	0.58%	0.21	%(e)
Portfolio turnover rate(f)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.14	$9.92	$9.29	$10.00
Net investment income(b)	0.09	0.15	0.16	0.01
Net realized and unrealized gain (loss)	0.88	1.21	0.52	(0.72)
Total from investment operations	0.97	1.36	0.68	(0.71)
Distributions to shareholders from net investment income	(0.12)	(0.14)	(0.05)	—
Distributions to shareholder from net realized gains	(0.86)	—	—	—
Total distributions	(0.98)	(0.14)	(0.05)	—
Net asset value, end of period	$11.13	$11.14	$9.92	$9.29
Total return(c)	9.06%	13.79%	7.33%	(7.10)%
Net assets, end of period (in 000s)	$1,007	$4,802	$3,206	$1,741
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.74	%(d)
Ratio of total expenses to average net assets	4.40%	7.40%	13.52%	25.15	%(d)
Ratio of net investment income to average net assets	0.86%	1.39%	1.73%	1.37	%(d)
Portfolio turnover rate(e)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.13	$9.91	$9.29	$10.00
Net investment income(b)	0.08	0.13	0.15	0.01
Net realized and unrealized gain (loss)	0.88	1.22	0.51	(0.72)
Total from investment operations	0.96	1.35	0.66	(0.71)
Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.04)	—
Distributions to shareholders from net realized gains	(0.86)	—	—	—
Total distributions	(0.96)	(0.13)	(0.04)	—
Net asset value, end of period	$11.13	$11.13	$9.91	$9.29
Total return(c)	9.01%	13.65%	7.26%	(7.20)%
Net assets, end of period (in 000s)	$31	$28	$25	$23
Ratio of net expenses to average net assets	0.87%	0.88%	0.88%	0.89	%(d)
Ratio of total expenses to average net assets	4.77%	7.61%	14.28%	25.30	%(d)
Ratio of net investment income to average net assets	0.72%	1.20%	1.58%	1.21	%(d)
Portfolio turnover rate(e)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Focused Value Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.54
Net investment income(b)	0.04
Net realized and unrealized gain	0.57
Total from investment operations	0.61
Net asset value, end of period	$11.15
Total return(c)	5.79%
Net assets, end of period (in 000s)	$5,652
Ratio of net expenses to average net assets	0.72	%(d)
Ratio of total expenses to average net assets	5.91%
Ratio of net investment income to average net assets	0.89	%(d)
Portfolio turnover rate(e)	204%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.09	$9.88	$9.28	$10.00
Net investment income(b)	0.02	0.07	0.10	0.01
Net realized and unrealized gain (loss)	0.87	1.22	0.52	(0.73)
Total from investment operations	0.89	1.29	0.62	(0.72)
Distributions to shareholders from net investment income	(0.05)	(0.08)	(0.02)	—
Distributions to shareholders from net realized gains	(0.86)	—	—	—
Total distributions	(0.91)	(0.08)	(0.02)	—
Net asset value, end of period	$11.07	$11.09	$9.88	$9.28
Total return(c)	8.35%	13.08%	6.60%	(7.10)%
Net assets, end of period (in 000s)	$30	$28	$25	$23
Ratio of net expenses to average net assets	1.37%	1.38%	1.38%	1.39	%(d)
Ratio of total expenses to average net assets	5.27%	8.12%	14.79%	25.80	%(d)
Ratio of net investment income to average net assets	0.22%	0.70%	1.08%	0.71	%(d)
Portfolio turnover rate(e)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.15	$9.92	$9.29	$10.00
Net investment income(b)	0.10	0.15	0.16	0.01
Net realized and unrealized gain (loss)	0.87	1.22	0.52	(0.72)
Total from investment operations	0.97	1.37	0.68	(0.71)
Distributions to shareholders from net investment income	(0.12)	(0.14)	(0.05)	—
Distributions to shareholders from net realized gains	(0.86)	—	—	—
Total distributions	(0.98)	(0.14)	(0.05)	—
Net asset value, end of period	$11.14	$11.15	$9.92	$9.29
Total return(c)	9.06%	13.91%	7.34%	(7.10)%
Net assets, end of period (in 000s)	$31	$28	$25	$23
Ratio of net expenses to average net assets	0.72%	0.71%	0.71%	0.72	%(d)
Ratio of total expenses to average net assets	4.64%	7.46%	14.11%	25.14	%(d)
Ratio of net investment income to average net assets	0.87%	1.37%	1.75%	1.39	%(d)
Portfolio turnover rate(e)	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$17.25	$16.08	$16.45	$18.50	$15.06
Net investment income(a)	0.13	0.19	0.24	0.16	0.13
Net realized and unrealized gain (loss)	1.35	1.26	0.95	(1.11)	3.41
Total from investment operations	1.48	1.45	1.19	(0.95)	3.54
Distributions to shareholders from net investment income	(0.21)	(0.28)	(0.12)	(0.14)	(0.10)
Distributions to shareholders from net realized gains	(2.36)	—	(1.44)	(0.96)	—
Total distributions	(2.57)	(0.28)	(1.56)	(1.10)	(0.10)
Net asset value, end of year	$16.16	$17.25	$16.08	$16.45	$18.50
Total return(b)	9.29%	9.04%	7.73%	(5.51)%	23.62%
Net assets, end of year (in 000s)	$92,226	$153,608	$197,754	$234,810	$260,256
Ratio of net expenses to average net assets	1.11%	1.14%	1.18%	1.17%	1.19%
Ratio of total expenses to average net assets	1.24%	1.22%	1.22%	1.20%	1.20%
Ratio of net investment income to average net assets	0.81%	1.14%	1.54%	0.92%	0.74%
Portfolio turnover rate(c)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$16.51	$15.43	$15.83	$17.86	$14.56
Net investment income(a)	0.01	0.07	0.12	0.03	— (b)
Net realized and unrealized gain (loss)	1.29	1.19	0.93	(1.08)	3.31
Total from investment operations	1.30	1.26	1.05	(1.05)	3.31
Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.01)	(0.02)	(0.01)
Distributions to shareholders from net realized gains	(2.36)	—	(1.44)	(0.96)	—
Total distributions	(2.49)	(0.18)	(1.45)	(0.98)	(0.01)
Net asset value, end of year	$15.32	$16.51	$15.43	$15.83	$17.86
Total return(c)	8.46%	8.18%	7.01%	(6.28)%	22.73%
Net assets, end of year (in 000s)	$36,819	$39,403	$41,587	$42,221	$45,535
Ratio of net expenses to average net assets	1.86%	1.89%	1.93%	1.92%	1.94%
Ratio of total expenses to average net assets	1.99%	1.97%	1.97%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	0.06%	0.41%	0.79%	0.16%	(0.01)%
Portfolio turnover rate(d)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$17.42	$16.25	$16.61	$18.67	$15.20
Net investment income(a)	0.19	0.25	0.30	0.24	0.19
Net realized and unrealized gain (loss)	1.36	1.27	0.97	(1.12)	3.45
Total from investment operations	1.55	1.52	1.27	(0.88)	3.64
Distributions to shareholders from net investment income	(0.28)	(0.35)	(0.19)	(0.22)	(0.17)
Distributions to shareholders from net realized gains	(2.37)	—	(1.44)	(0.96)	—
Total distributions	(2.65)	(0.35)	(1.63)	(1.18)	(0.17)
Net asset value, end of year	$16.32	$17.42	$16.25	$16.61	$18.67
Total return(b)	9.65%	9.41%	8.17%	(5.13)%	24.15%
Net assets, end of year (in 000s)	$174,803	$645,552	$905,400	$1,037,653	$1,206,895
Ratio of net expenses to average net assets	0.79%	0.78%	0.78%	0.77%	0.79%
Ratio of total expenses to average net assets	0.85%	0.82%	0.82%	0.80%	0.80%
Ratio of net investment income to average net assets	1.13%	1.46%	1.93%	1.31%	1.14%
Portfolio turnover rate(c)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$17.14	$15.99	$16.36	$18.42	$14.99
Net investment income(a)	0.10	0.17	0.22	0.15	0.11
Net realized and unrealized gain (loss)	1.35	1.23	0.96	(1.11)	3.40
Total from investment operations	1.45	1.40	1.18	(0.96)	3.51
Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.11)	(0.14)	(0.08)
Distributions to shareholders from net realized gains	(2.36)	—	(1.44)	(0.96)	—
Total distributions	(2.56)	(0.25)	(1.55)	(1.10)	(0.08)
Net asset value, end of year	$16.03	$17.14	$15.99	$16.36	$18.42
Total return(b)	9.15%	8.80%	7.67%	(5.63)%	23.53%
Net assets, end of year (in 000s)	$1,201	$2,914	$3,549	$4,294	$3,185
Ratio of net expenses to average net assets	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of total expenses to average net assets	1.35%	1.32%	1.32%	1.30%	1.30%
Ratio of net investment income to average net assets	0.64%	1.01%	1.45%	0.84%	0.64%
Portfolio turnover rate(c)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$17.28	$16.11	$16.47	$18.34	$14.94
Net investment income(a)	0.17	0.25	0.27	0.21	0.17
Net realized and unrealized gain (loss)	1.36	1.23	0.97	(1.12)	3.38
Total from investment operations	1.53	1.48	1.24	(0.91)	3.55
Distributions to shareholders from net investment income	(0.27)	(0.31)	(0.16)	—	(0.15)
Distributions to shareholders from net realized gains	(2.37)	—	(1.44)	(0.96)	—
Total distributions	(2.64)	(0.31)	(1.60)	(0.96)	(0.15)
Net asset value, end of year	$16.17	$17.28	$16.11	$16.47	$18.34
Total return(b)	9.61%	9.26%	8.05%	(5.29)%	23.93%
Net assets, end of year (in 000s)	$7,447	$6,516	$3,654	$6,878	$6,618
Ratio of net expenses to average net assets	0.86%	0.88%	0.93%	0.92%	0.95%
Ratio of total expenses to average net assets	0.99%	0.97%	0.97%	0.95%	0.95%
Ratio of net investment income to average net assets	1.06%	1.47%	1.77%	1.17%	1.05%
Portfolio turnover rate(c)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$15.81
Net investment income(b)	0.08
Net realized and unrealized gain	0.77
Total from investment operations	0.85
Net asset value, end of period	$16.66
Total return(c)	5.38%
Net assets, end of period (in 000s)	$248,012
Ratio of net expenses to average net assets	0.78	%(d)
Ratio of total expenses to average net assets	0.85	%(d)
Ratio of net investment income to average net assets	1.26	%(d)
Portfolio turnover rate(e)	171%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$16.86	$15.73	$16.12	$18.17	$14.80
Net investment income(a)	0.09	0.15	0.20	0.12	0.08
Net realized and unrealized gain (loss)	1.32	1.22	0.94	(1.09)	3.36
Total from investment operations	1.41	1.37	1.14	(0.97)	3.44
Distributions to shareholders from net investment income	(0.20)	(0.24)	(0.09)	(0.12)	(0.07)
Distributions to shareholders from net realized gains	(2.36)	—	(1.44)	(0.96)	—
Total distributions	(2.56)	(0.24)	(1.53)	(1.08)	(0.07)
Net asset value, end of year	$15.71	$16.86	$15.73	$16.12	$18.17
Total return(b)	9.05%	8.73%	7.51%	(5.77)%	23.33%
Net assets, end of year (in 000s)	$5,252	$6,204	$7,130	$7,710	$7,705
Ratio of net expenses to average net assets	1.36%	1.39%	1.43%	1.42%	1.44%
Ratio of total expenses to average net assets	1.49%	1.47%	1.47%	1.45%	1.45%
Ratio of net investment income to average net assets	0.56%	0.90%	1.30%	0.66%	0.49%
Portfolio turnover rate(c)	171%	124%	116%	79%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$17.45	$16.25	$16.61	$17.88
Net investment income(b)	0.18	0.21	0.31	0.03
Net realized and unrealized gain (loss)	1.39	1.34	0.96	(1.30)
Total from investment operations	1.57	1.55	1.27	(1.27)
Distributions to shareholders from net investment income	—	(0.35)	(0.19)	—
Distributions to shareholders from net realized gains	(2.36)	—	(1.44)	—
Total distributions	(2.36)	(0.35)	(1.63)	—
Net asset value, end of period	$16.66	$17.45	$16.25	$16.61
Total return(c)	9.67%	9.63%	8.21%	(7.10)%
Net assets, end of period (in 000s)	$1,106	$11	$121,773	$9
Ratio of net expenses to average net assets	0.78%	0.76%	0.76%	0.77	%(d)
Ratio of total expenses to average net assets	0.85%	0.79%	0.80%	0.81	%(d)
Ratio of net investment income to average net assets	1.12%	1.27%	2.05%	2.01	%(d)
Portfolio turnover rate(e)	171%	124%	116%	79%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$38.27	$35.25	$38.81	$49.03	$46.08
Net investment income(a)	0.08	0.19	0.32	0.13	0.18
Net realized and unrealized gain (loss)	3.71	3.20	0.56	(1.75)	10.10
Total from investment operations	3.79	3.39	0.88	(1.62)	10.28
Distributions to shareholders from net investment income	(0.15)	(0.37)	(0.10)	(0.13)	(0.22)
Distributions to shareholders from net realized gains	(5.29)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.44)	(0.37)	(4.44)	(8.60)	(7.33)
Net asset value, end of year	$36.62	$38.27	$35.25	$38.81	$49.03
Total return(b)	10.68%	9.66%	3.00%	(4.21)%	24.77%
Net assets, end of year (in 000s)	$630,820	$851,681	$1,363,093	$1,876,387	$3,153,971
Ratio of net expenses to average net assets	1.22%	1.17%	1.15%	1.14%	1.14%
Ratio of total expenses to average net assets	1.22%	1.17%	1.15%	1.14%	1.14%
Ratio of net investment income to average net assets	0.22%	0.51%	0.92%	0.31%	0.38%
Portfolio turnover rate(c)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$34.68	$32.00	$35.80	$46.05	$43.79
Net investment income (loss)(a)	(0.17)	(0.09)	0.05	(0.19)	(0.17)
Net realized and unrealized gain (loss)	3.33	2.92	0.49	(1.59)	9.54
Total from investment operations	3.16	2.83	0.54	(1.78)	9.37
Distributions to shareholders from net investment income	—	(0.15)	—	— (b)	—
Distributions to shareholders from net realized gains	(5.25)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.25)	(0.15)	(4.34)	(8.47)	(7.11)
Net asset value, end of year	$32.59	$34.68	$32.00	$35.80	$46.05
Total return(c)	9.86%	8.86%	2.20%	(4.91)%	23.81%
Net assets, end of year (in 000s)	$78,897	$102,928	$141,081	$180,780	$202,083
Ratio of net expenses to average net assets	1.97%	1.92%	1.90%	1.89%	1.89%
Ratio of total expenses to average net assets	1.97%	1.92%	1.90%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.25)%	0.16%	(0.47)%	(0.38)%
Portfolio turnover rate(d)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$38.68	$35.64	$39.22	$49.55	$46.52
Net investment income(a)	0.21	0.34	0.46	0.29	0.36
Net realized and unrealized gain (loss)	3.77	3.25	0.56	(1.75)	10.19
Total from investment operations	3.98	3.59	1.02	(1.46)	10.55
Distributions to shareholders from net investment income	(0.26)	(0.55)	(0.26)	(0.40)	(0.41)
Distributions to shareholders from net realized gains	(5.34)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.60)	(0.55)	(4.60)	(8.87)	(7.52)
Net asset value, end of year	$37.06	$38.68	$35.64	$39.22	$49.55
Total return(b)	11.13%	10.12%	3.39%	(3.82)%	25.25%
Net assets, end of year (in 000s)	$555,930	$1,424,886	$3,687,681	$5,868,055	$6,347,006
Ratio of net expenses to average net assets	0.83%	0.77%	0.75%	0.74%	0.74%
Ratio of total expenses to average net assets	0.83%	0.77%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	0.58%	0.91%	1.31%	0.68%	0.77%
Portfolio turnover rate(c)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$37.61	$34.63	$38.21	$48.40	$45.59
Net investment income(a)	0.04	0.15	0.28	0.08	0.13
Net realized and unrealized gain (loss)	3.65	3.15	0.54	(1.71)	9.97
Total from investment operations	3.69	3.30	0.82	(1.63)	10.10
Distributions to shareholders from net investment income	(0.12)	(0.32)	(0.06)	(0.09)	(0.18)
Distributions to shareholders from net realized gains	(5.29)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.41)	(0.32)	(4.40)	(8.56)	(7.29)
Net asset value, end of year	$35.89	$37.61	$34.63	$38.21	$48.40
Total return(b)	10.58%	9.56%	2.87%	(4.30)%	24.63%
Net assets, end of year (in 000s)	$65,727	$87,438	$139,677	$222,149	$368,720
Ratio of net expenses to average net assets	1.33%	1.27%	1.25%	1.24%	1.24%
Ratio of total expenses to average net assets	1.33%	1.28%	1.25%	1.24%	1.24%
Ratio of net investment income to average net assets	0.11%	0.40%	0.84%	0.19%	0.28%
Portfolio turnover rate(c)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$37.57	$34.63	$38.23	$48.52	$45.70
Net investment income(a)	0.17	0.27	0.39	0.22	0.30
Net realized and unrealized gain (loss)	3.63	3.17	0.55	(1.70)	9.98
Total from investment operations	3.80	3.44	0.94	(1.48)	10.28
Distributions to shareholders from net investment income	(0.18)	(0.50)	(0.20)	(0.34)	(0.35)
Distributions to shareholders from net realized gains	(5.30)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.48)	(0.50)	(4.54)	(8.81)	(7.46)
Net asset value, end of year	$35.89	$37.57	$34.63	$38.23	$48.52
Total return(b)	10.98%	9.94%	3.24%	(3.96)%	25.07%
Net assets, end of year (in 000s)	$51,375	$77,446	$220,429	$304,390	$295,017
Ratio of net expenses to average net assets	0.97%	0.92%	0.90%	0.89%	0.89%
Ratio of total expenses to average net assets	0.97%	0.92%	0.90%	0.89%	0.89%
Ratio of net investment income to average net assets	0.47%	0.73%	1.16%	0.52%	0.66%
Portfolio turnover rate(c)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Mid Cap Value Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$35.64
Net investment income(b)	0.13
Net realized and unrealized gain	1.27
Total from investment operations	1.40
Net asset value, end of period	$37.04
Total return(c)	3.93%
Net assets, end of period (in 000s)	$172,003
Ratio of net expenses to average net assets	0.86	%(d)
Ratio of total expenses to average net assets	0.86	%(d)
Ratio of net investment income to average net assets	0.94	%(d)
Portfolio turnover rate(e)	137%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$37.28	$34.38	$38.00	$48.28	$45.54
Net investment income (loss)(a)	(0.01)	0.09	0.22	— (b)	0.05
Net realized and unrealized gain (loss)	3.61	3.13	0.55	(1.69)	9.97
Total from investment operations	3.60	3.22	0.77	(1.69)	10.02
Distributions to shareholders from net investment income	(0.09)	(0.32)	(0.05)	(0.12)	(0.17)
Distributions to shareholders from net realized gains	(5.27)	—	(4.34)	(8.47)	(7.11)
Total distributions	(5.36)	(0.32)	(4.39)	(8.59)	(7.28)
Net asset value, end of year	$35.52	$37.28	$34.38	$38.00	$48.28
Total return(c)	10.43%	9.40%	2.72%	(4.45)%	24.44%
Net assets, end of year (in 000s)	$28,103	$34,193	$40,111	$42,277	$35,896
Ratio of net expenses to average net assets	1.47%	1.42%	1.40%	1.39%	1.39%
Ratio of total expenses to average net assets	1.47%	1.43%	1.40%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.25%	0.66%	0.01%	0.12%
Portfolio turnover rate(d)	137%	124%	111%	95%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$38.66	$35.64	$39.23	$41.24
Net investment income (loss)(b)	0.22	0.36	0.47	(0.02)
Net realized and unrealized gain (loss)	3.76	3.22	0.56	(1.99)
Total from investment operations	3.98	3.58	1.03	(2.01)
Distributions to shareholders from net investment income	(0.27)	(0.56)	(0.28)	—
Distributions to shareholders from net realized gains	(5.33)	—	(4.34)	—
Total distributions	(5.60)	(0.56)	(4.62)	—
Net asset value, end of period	$37.04	$38.66	$35.64	$39.23
Total return(c)	11.10%	10.13%	3.41%	(4.87)%
Net assets, end of period (in 000s)	$39,520	$73,505	$372,313	$10
Ratio of net expenses to average net assets	0.82%	0.75%	0.73%	0.73	%(d)
Ratio of total expenses to average net assets	0.82%	0.75%	0.73%	0.73	%(d)
Ratio of net investment income (loss) to average net assets	0.60%	0.97%	1.39%	(0.62	)%(d)
Portfolio turnover rate(e)	137%	124%	111%	95%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$56.63	$52.52	$49.78	$55.40		$50.43
Net investment income(a)	0.04	0.16	0.20	0.16	(b)	0.12
Net realized and unrealized gain (loss)	9.70	5.92	5.11	(1.32)		9.94
Total from investment operations	9.74	6.08	5.31	(1.16)		10.06
Distributions to shareholders from net investment income	(0.08)	(0.22)	(0.16)	(0.10)		(0.18)
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	(4.36)		(4.91)
Total distributions	(6.39)	(1.97)	(2.57)	(4.46)		(5.09)
Net asset value, end of year	$59.98	$56.63	$52.52	$49.78		$55.40
Total return(c)	18.15%	11.56%	11.22%	(2.31)%		20.72%
Net assets, end of year (in 000s)	$803,918	$851,497	$928,091	$950,196		$1,080,393
Ratio of net expenses to average net assets	1.33%	1.34%	1.35%	1.34%		1.35%
Ratio of total expenses to average net assets	1.36%	1.38%	1.39%	1.39%		1.40%
Ratio of net investment income to average net assets	0.07%	0.29%	0.42%	0.30	%(b)	0.22%
Portfolio turnover rate(d)	55%	68%	46%	49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data
Net asset value, beginning of year	$44.50	$41.75	$40.23		$45.84		$42.64
Net investment loss(a)	(0.31)	(0.20)	(0.13)		(0.19	)(b)	(0.25)
Net realized and unrealized gain (loss)	7.49	4.70	4.06		(1.06)		8.36
Total from investment operations	7.18	4.50	3.93		(1.25)		8.11
Distributions to shareholders from net investment income	—	—	(0.00	)(c)	—		—
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)		(4.36)		(4.91)
Total distributions	(6.31)	(1.75)	(2.41)		(4.36)		(4.91)
Net asset value, end of year	$45.37	$44.50	$41.75		$40.23		$45.84
Total return(d)	17.26%	10.72%	10.40%		(3.04)%		19.85%
Net assets, end of year (in 000s)	$37,157	$37,357	$47,925		$59,341		$69,319
Ratio of net expenses to average net assets	2.08%	2.09%	2.10%		2.09%		2.10%
Ratio of total expenses to average net assets	2.11%	2.13%	2.14%		2.14%		2.15%
Ratio of net investment loss to average net assets	(0.69)%	(0.45)%	(0.33)%		(0.45	)%(b)	(0.55)%
Portfolio turnover rate(e)	55%	68%	46%		49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$60.78	$56.20	$53.10	$58.80		$53.22
Net investment income(a)	0.28	0.41	0.42	0.39	(b)	0.33
Net realized and unrealized gain (loss)	10.46	6.34	5.45	(1.40)		10.53
Total from investment operations	10.74	6.75	5.87	(1.01)		10.86
Distributions to shareholders from net investment income	(0.31)	(0.42)	(0.36)	(0.33)		(0.37)
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	(4.36)		(4.91)
Total distributions	(6.62)	(2.17)	(2.77)	(4.69)		(5.28)
Net asset value, end of year	$64.90	$60.78	$56.20	$53.10		$58.80
Total return(c)	18.62%	12.00%	11.66%	(1.92)%		21.22%
Net assets, end of year (in 000s)	$4,304,041	$4,393,986	$4,476,848	$4,503,821		$4,694,737
Ratio of net expenses to average net assets	0.94%	0.94%	0.95%	0.94%		0.95%
Ratio of total expenses to average net assets	0.97%	0.98%	0.99%	0.99%		1.00%
Ratio of net investment income to average net assets	0.45%	0.69%	0.82%	0.70	%(b)	0.58%
Portfolio turnover rate(d)	55%	68%	46%	49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$55.04	$51.10	$48.50	$54.08		$49.36
Net investment income (loss)(a)	(0.03)	0.09	0.15	0.11	(b)	0.05
Net realized and unrealized gain (loss)	9.42	5.77	4.96	(1.29)		9.74
Total from investment operations	9.39	5.86	5.11	(1.18)		9.79
Distributions to shareholders from net investment income	(0.02)	(0.17)	(0.10)	(0.04)		(0.16)
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	(4.36)		(4.91)
Total distributions	(6.33)	(1.92)	(2.51)	(4.40)		(5.07)
Net asset value, end of year	$58.10	$55.04	$51.10	$48.50		$54.08
Total return(c)	18.02%	11.44%	11.11%	(2.41)%		20.62%
Net assets, end of year (in 000s)	$110,636	$145,996	$119,315	$134,195		$176,500
Ratio of net expenses to average net assets	1.44%	1.44%	1.45%	1.44%		1.45%
Ratio of total expenses to average net assets	1.47%	1.48%	1.49%	1.49%		1.50%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.17%	0.32%	0.21	%(b)	0.10%
Portfolio turnover rate(d)	55%	68%	46%	49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$56.32	$52.23	$49.55	$55.18		$50.25
Net investment income(a)	0.18	0.29	0.32	0.28	(b)	0.23
Net realized and unrealized gain (loss)	9.64	5.90	5.07	(1.30)		9.93
Total from investment operations	9.82	6.19	5.39	(1.02)		10.16
Distributions to shareholders from net investment income	(0.23)	(0.35)	(0.30)	(0.25)		(0.32)
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	(4.36)		(4.91)
Total distributions	(6.54)	(2.10)	(2.71)	(4.61)		(5.23)
Net asset value, end of year	$59.60	$56.32	$52.23	$49.55		$55.18
Total return(c)	18.44%	11.84%	11.50%	(2.07)%		21.05%
Net assets, end of year (in 000s)	$173,176	$168,986	$162,661	$128,838		$121,895
Ratio of net expenses to average net assets	1.08%	1.09%	1.10%	1.09%		1.10%
Ratio of total expenses to average net assets	1.11%	1.13%	1.14%	1.14%		1.15%
Ratio of net investment income to average net assets	0.31%	0.53%	0.67%	0.54	%(b)	0.43%
Portfolio turnover rate(d)	55%	68%	46%	49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small Cap Value Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$60.80
Net investment income(b)	0.11
Net realized and unrealized gain	3.97
Total from investment operations	4.08
Net asset value, end of period	$64.88
Total return(c)	6.71%
Net assets, end of period (in 000s)	$317,224
Ratio of net expenses to average net assets	0.93	%(d)
Ratio of total expenses to average net assets	0.97	%(d)
Ratio of net investment income to average net assets	0.46	%(d)
Portfolio turnover rate(e)	55%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data
Net asset value, beginning of year	$55.60	$51.62	$48.95	$54.58		$49.80
Net investment income (loss)(a)	(0.11)	0.02	0.08	0.03	(b)	(0.03)
Net realized and unrealized gain (loss)	9.51	5.82	5.03	(1.30)		9.82
Total from investment operations	9.40	5.84	5.11	(1.27)		9.79
Distributions to shareholders from net investment income	—	(0.11)	(0.03)	—		(0.10)
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	(4.36)		(4.91)
Total distributions	(6.31)	(1.86)	(2.44)	(4.36)		(5.01)
Net asset value, end of year	$58.69	$55.60	$51.62	$48.95		$54.58
Total return(c)	17.85%	11.28%	10.96%	(2.56)%		20.44%
Net assets, end of year (in 000s)	$123,288	$124,039	$122,526	$136,644		$139,858
Ratio of net expenses to average net assets	1.58%	1.59%	1.60%	1.59%		1.60%
Ratio of total expenses to average net assets	1.61%	1.63%	1.64%	1.64%		1.65%
Ratio of net investment income (loss) to average net assets	(0.19)%	0.04%	0.18%	0.05	%(b)	(0.06)%
Portfolio turnover rate(d)	55%	68%	46%	49%		46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$60.77	$56.19	$53.10	$56.15
Net investment income (loss)(b)	0.27	0.38	0.37	(0.03	)(c)
Net realized and unrealized gain (loss)	10.47	6.39	5.51	(3.02)
Total from investment operations	10.74	6.77	5.88	(3.05)
Distributions to shareholders from net investment income	(0.32)	(0.44)	(0.38)	—
Distributions to shareholders from net realized gains	(6.31)	(1.75)	(2.41)	—
Total distributions	(6.63)	(2.19)	(2.79)	—
Net asset value, end of period	$64.88	$60.77	$56.19	$53.10
Total return(d)	18.63%	12.03%	11.68%	(5.43)%
Net assets, end of period (in 000s)	$1,146,132	$759,095	$317,289	$26,847
Ratio of net expenses to average net assets	0.93%	0.92%	0.93%	0.93	%(e)
Ratio of total expenses to average net assets	0.96%	0.96%	0.98%	1.00	%(e)
Ratio of net investment income (loss) to average net assets	0.44%	0.63%	0.71%	(0.62	)%(c)(e)
Portfolio turnover rate(f)	55%	68%	46%	49%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,					Period Ended August 31, 2014(a)
	2018	2017	2016		2015
Per Share Data
Net asset value, beginning of period	$12.37	$11.18	$10.46		$11.01	$10.00
Net investment income (loss)(b)	0.04	0.07	0.08	(c)	0.02	(0.02)
Net realized and unrealized gain (loss)	1.72	1.19	0.70		(0.38)	1.03
Total from investment operations	1.76	1.26	0.78		(0.36)	1.01
Distributions to shareholders from net investment income	(0.08)	(0.07)	(0.01)		(0.03)	—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		(0.16)	—
Total distributions	(0.55)	(0.07)	(0.06)		(0.19)	—
Net asset value, end of period	$13.58	$12.37	$11.18		$10.46	$11.01
Total return(d)	14.47%	11.30%	7.49%		(3.34)%	10.10%
Net assets, end of period (in 000s)	$1,699	$1,497	$1,128		$530	$150
Ratio of net expenses to average net assets	1.23%	1.24%	1.26%		1.34%	1.33	%(e)
Ratio of total expenses to average net assets	1.47%	1.73%	2.25%		4.38%	6.90	%(e)
Ratio of net investment income (loss) to average net assets	0.34%	0.58%	0.78	%(c)	0.14%	(0.27	)%(e)
Portfolio turnover rate(f)	105%	108%	109%		122%	53%

(a)	Commenced operations on January 31, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,					Period Ended August 31, 2014(a)
	2018	2017	2016		2015
Per Share Data
Net asset value, beginning of period	$12.14	$11.01	$10.37		$10.97	$10.00
Net investment income (loss)(b)	(0.06)	(0.02)	—	(c)(d)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.69	1.17	0.69		(0.37)	1.03
Total from investment operations	1.63	1.15	0.69		(0.44)	0.97
Distributions to shareholders from net investment income	—	(0.02)	—		—	—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		(0.16)	—
Total distributions	(0.47)	(0.02)	(0.05)		(0.16)	—
Net asset value, end of period	$13.30	$12.14	$11.01		$10.37	$10.97
Total return(e)	13.63%	10.48%	6.71%		(4.02)%	9.70%
Net assets, end of period (in 000s)	$1,140	$1,126	$618		$321	$105
Ratio of net expenses to average net assets	1.98%	1.99%	2.01%		2.09%	2.08	%(f)
Ratio of total expenses to average net assets	2.22%	2.47%	2.99%		5.25%	8.31	%(f)
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.17)%	0.04	%(c)	(0.61)%	(1.01	)%(f)
Portfolio turnover rate(g)	105%	108%	109%		122%	53%

(a)	Commenced operations on January 31, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,					Period Ended August 31, 2014(a)
	2018	2017	2016		2015
Per Share Data
Net asset value, beginning of period	$12.50	$11.29	$10.53		$11.04	$10.00
Net investment income(b)	0.08	0.12	0.12	(c)	0.06	0.03
Net realized and unrealized gain (loss)	1.75	1.20	0.71		(0.36)	1.01
Total from investment operations	1.83	1.32	0.83		(0.30)	1.04
Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.02)		(0.05)	—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		(0.16)	—
Total distributions	(0.59)	(0.11)	(0.07)		(0.21)	—
Net asset value, end of period	$13.74	$12.50	$11.29		$10.53	$11.04
Total return(d)	14.93%	11.71%	7.96%		(2.79)%	10.40%
Net assets, end of period (in 000s)	$5,666	$42,085	$39,176		$25,756	$3,755
Ratio of net expenses to average net assets	0.84%	0.84%	0.87%		0.93%	0.93	%(e)
Ratio of total expenses to average net assets	1.08%	1.35%	1.84%		3.41%	12.86	%(e)
Ratio of net investment income to average net assets	0.58%	0.97%	1.18	%(c)	0.51%	0.49	%(e)
Portfolio turnover rate(f)	105%	108%	109%		122%	53%

(a)	Commenced operations on January 31, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,					Period Ended August 31, 2014(a)
	2018	2017	2016		2015
Per Share Data
Net asset value, beginning of period	$12.44	$11.23	$10.49		$11.03	$10.00
Net investment income(b)	0.08	0.10	0.11	(c)	0.05	0.02
Net realized and unrealized gain (loss)	1.73	1.19	0.71		(0.39)	1.01
Total from investment operations	1.81	1.29	0.82		(0.34)	1.03
Distributions to shareholders from net investment income	(0.11)	(0.08)	(0.03)		(0.04)	—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		(0.16)	—
Total distributions	(0.58)	(0.08)	(0.08)		(0.20)	—
Net asset value, end of period	$13.67	$12.44	$11.23		$10.49	$11.03
Total return(d)	14.82%	11.52%	7.81%		(3.11)%	10.30%
Net assets, end of period (in 000s)	$5,541	$3,250	$2,846		$119	$28
Ratio of net expenses to average net assets	0.98%	0.99%	1.01%		1.09%	1.08	%(e)
Ratio of total expenses to average net assets	1.22%	1.48%	2.03%		4.00%	13.25	%(e)
Ratio of net investment income to average net assets	0.61%	0.82%	1.08	%(c)	0.43%	0.39	%(e)
Portfolio turnover rate(f)	105%	108%	109%		122%	53%

(a)	Commenced operations on January 31, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$13.26
Net investment income(b)	0.05
Net realized and unrealized gain	0.44
Total from investment operations	0.49
Net asset value, end of period	$13.75
Total return(c)	3.70%
Net assets, end of period (in 000s)	$54,660
Ratio of net expenses to average net assets	0.83	%(d)
Ratio of total expenses to average net assets	1.09	%(d)
Ratio of net investment income to average net assets	0.99	%(d)
Portfolio turnover rate(e)	105%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,					Period Ended August 31, 2014(a)
	2018	2017	2016		2015
Per Share Data
Net asset value, beginning of period	$12.35	$11.15	$10.45		$11.00	$10.00
Net investment income (loss)(b)	0.01	0.04	0.05	(c)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.72	1.19	0.70		(0.37)	1.01
Total from investment operations	1.73	1.23	0.75		(0.39)	1.00
Distributions to shareholders from net investment income	(0.05)	(0.03)	—		—	—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		(0.16)	—
Total distributions	(0.52)	(0.03)	(0.05)		(0.16)	—
Net asset value, end of period	$13.56	$12.35	$11.15		$10.45	$11.00
Total return(d)	14.20%	11.06%	7.24%		(3.55)%	10.00%
Net assets, end of period (in 000s)	$207	$131	$132		$130	$28
Ratio of net expenses to average net assets	1.48%	1.49%	1.52%		1.59%	1.58	%(e)
Ratio of total expenses to average net assets	1.72%	2.00%	2.50%		3.81%	13.76	%(e)
Ratio of net investment income (loss) to average net assets	0.09%	0.32%	0.49	%(c)	(0.19)%	(0.11	)%(e)
Portfolio turnover rate(f)	105%	108%	109%		122%	53%

(a)	Commenced operations on January 31, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$12.51	$11.29	$10.53		$11.14
Net investment income(b)	0.10	0.12	0.12	(c)	—	(d)
Net realized and unrealized gain (loss)	1.73	1.21	0.72		(0.61)
Total from investment operations	1.83	1.33	0.84		(0.61)
Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.03)		—
Distributions to shareholders from net realized gains	(0.47)	—	(0.05)		—
Total distributions	(0.59)	(0.11)	(0.08)		—
Net asset value, end of period	$13.75	$12.51	$11.29		$10.53
Total return(e)	14.94%	11.80%	7.98%		(5.48)%
Net assets, end of period (in 000s)	$60,931	$61,251	$10		$9
Ratio of net expenses to average net assets	0.83%	0.83%	0.88%		0.94	%(f)
Ratio of total expenses to average net assets	1.07%	1.08%	1.90%		4.88	%(f)
Ratio of net investment income (loss) to average net assets	0.75%	0.97%	1.14	%(c)	(0.43	)%(f)
Portfolio turnover rate(g)	105%	108%	109%		122%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Focused Value	A, C, Institutional, Investor, P*, R and R6	Non-diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, P*, R and R6	Diversified

*	Commenced operations on April 17, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency, and Service and Shareholder Administration fees.

118

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

119

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

120

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,442,851	$—	$—
Europe	40,849,773	—	—
North America	330,521,993	—	—
Securities Lending Reinvestment Vehicle	2,181,096	—	—
Total	$376,995,713	$—	$—

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$96,156	$—	$—
North America	6,648,770	—	—
Total	$6,744,926	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$25,558,330	$—	$—
North America	535,266,726	—	—
Investment Company	1,040	—	—
Securities Lending Reinvestment Vehicle	1,386,000	—	—
Total	$562,212,096	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

121

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$49,921,842	$—	$—
North America	1,532,606,030	—	—
Investment Company	14,476,801	—	—
Securities Lending Reinvestment Vehicle	231,315	—	—
Total	$1,597,235,988	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$59,276,308	$—	$—
North America	6,608,928,838	—	—
Exchange Traded Fund	140,979,932	—	—
Investment Company	93,635,202	—	—
Securities Lending Reinvestment Vehicle	22,026,433	—	—
Total	$6,924,846,713	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,268,096	$—	$—
North America	122,551,384	—	—
Investment Company	2,899,902	—	—
Securities Lending Reinvestment Vehicle	531,675	—	—
Total	$128,251,057	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

122

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Contractual Management Rate
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.71	0.69
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.75
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.74	0.74
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.91	0.90
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.82	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Prior to December 29, 2017, the contractual management fee rates for the Equity Income Fund, Focused Value Fund, Small Cap Value Fund, and Small/Mid Cap Value Fund were as stated below.

Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion
Equity Income	0.70%	0.63%	0.60%	0.59%	0.58%
Focused Value	0.75	0.68	0.64	0.63	0.62
Small Cap Value	1.00	1.00	0.90	0.86	0.84
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71

The Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government

123

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Money Market Fund. For the fiscal year ended August 31, 2018, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$1,237
Focused Value	79
Large Cap Value	3,630
Mid Cap Value	17,167
Small Cap Value	53,057
Small/Mid Cap Value	1,543

B.  Distribution and/or Service(12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

124

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$11,676	$151
Focused Value	24	—
Large Cap Value	3,029	28
Mid Cap Value	19,126	14
Small Cap Value	5,003	20
Small/Mid Cap Value	1,917	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Large Cap Value Fund. This arrangement will remain in effect through at least December 29, 2018, and prior to such date, the Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will remain in place through at least December 29, 2018 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

125

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/ Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$14,055	$718	$549,542	$564,315
Focused Value	1,100	—	228,700	229,800
Large Cap Value	3,630	112,981	393,544	510,155
Mid Cap Value	17,167	1,151	—	18,318
Small Cap Value	509,496	1,395	1,572,997	2,083,888
Small/Mid Cap Value	20,761	9	279,027	299,797

G.  Line of Credit Facility — As of August 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2018, Goldman Sachs earned $1,548, $2,600, $91,026 and $103,702 in brokerage commissions from portfolio transactions on behalf of the Equity Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.

The table below shows the transactions in and earnings from the investments by the Funds in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Fund	Market Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income
Equity Income	$4,642	$16,566,600	$16,571,242	$—	$—	$8,614
Focused Value	61,761	3,047,712	3,109,473	—	—	597
Large Cap Value	11,928,930	164,563,402	176,491,292	1,040	1,040	27,707
Mid Cap Value	3,199,933	640,143,216	628,866,348	14,476,801	14,476,801	138,435
Small Cap Value	—	574,361,869	480,726,667	93,635,202	93,635,202	592,998
Small/Mid Cap Value	39	23,092,078	20,192,215	2,899,902	2,899,902	17,317

126

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2018, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Equity Income	—%	—%	—%	—%	—%	100%	—%
Focused Value	59	100	100	100	—	100	100
Small/Mid Cap Value	—	—	—	—	—	5	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$260,758,140	$300,026,232
Focused Value	13,372,491	11,994,373
Large Cap Value	1,158,042,050	1,481,667,606
Mid Cap Value	2,784,172,826	4,061,005,863
Small Cap Value	3,699,453,675	4,462,091,127
Small/Mid Cap Value	128,196,572	127,174,233

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash and/or U.S. Treasury securities collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

127

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

6. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash and/or U.S. Treasury securities collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash and/or U.S. Treasury securities collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash and/or U.S. Treasury securities received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2018, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Fund	Market Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2018
Equity Income	$5,493,780	$38,152,721	$41,465,405	$2,181,096
Focused Value	95,910	646,420	742,330	—
Large Cap Value	8,376,426	43,170,021	50,160,447	1,386,000
Mid Cap Value	50,158,515	164,959,079	214,886,279	231,315
Small Cap Value	93,690,576	376,360,569	448,024,712	22,026,433
Small/Mid Cap Value	952,271	19,688,446	20,109,042	531,675

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$7,273,849	$233,517	$36,264,787	$29,348,724	$124,617,529	$1,144,307
Net long-term capital gains	—	220,196	70,159,231	301,413,379	571,110,329	4,254,229
Total taxable distributions	$7,273,849	$453,713	$106,424,018	$330,762,103	$695,727,858	$5,398,536

128

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$6,823,548	$46,660	$21,844,401	$66,109,694	$42,943,600	$464,307
Net long-term capital gains	—	—	—	—	192,550,702	—
Total taxable distributions	$6,823,548	$46,660	$21,844,401	$66,109,694	$235,494,302	$464,307

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$837,948	$33,180	$4,775,562	$34,103,677	$1,675,366	$2,195,595
Undistributed long-term capital gains	—	92,293	42,863,695	132,058,956	576,783,492	5,296,766
Total undistributed earnings	$837,948	$125,473	$47,639,257	$166,162,633	$578,458,858	$7,492,361
Capital loss carryforwards(1)(2)	—	—	—	—	—	—
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(4,545,198)	$(31,746)	$(67,542)	$—	$—	$—
Unrealized gains (losses) — net	49,000,600	511,715	78,263,385	142,867,931	1,677,345,675	11,251,709
Total accumulated earnings (losses) net	$45,293,350	$605,442	$125,835,100	$309,030,564	$2,255,804,533	$18,744,070

(1)	The Equity Income Fund utilized $27,298,979 of capital losses in the current fiscal year.
(2)	The Equity Income Fund had a capital loss carryforwards of $58,587,816 which expired in the current fiscal year.

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$327,995,113	$6,233,211	$483,948,711	$1,454,368,057	$5,247,501,038	$116,999,348
Gross unrealized gain	65,012,688	621,526	89,517,241	179,684,788	1,765,871,009	14,635,729
Gross unrealized loss	(16,012,088)	(109,811)	(11,253,856)	(36,816,857)	(88,525,334)	(3,384,020)
Net unrealized security gain	$49,000,600	$511,715	$78,263,385	$142,867,931	$1,677,345,675	$11,251,709

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of partnerships and underlying fund investments.

129

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

7. TAX INFORMATION (continued)

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions, dividend redesignations, differences in the tax treatment of underlying fund investments, partnership investments and expired capital loss carryforwards.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Equity Income	$(58,574,816)	$58,649,870	$(75,054)
Focused Value	—	1,646	(1,646)
Large Cap Value	3,592,771	(3,009,261)	(583,510)
Mid Cap Value	18,707,083	(18,218,054)	(489,029)
Small Cap Value	32,346,101	(31,357,544)	(988,557)
Small/Mid Cap Value	—	11,837	(11,837)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

130

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

131

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	167,725	$6,200,329	341,103	$11,831,082
Reinvestment of distributions	165,032	6,010,247	167,005	5,719,784
Shares redeemed	(1,312,242)	(48,351,410)	(2,229,258)	(76,413,259)
	(979,485)	(36,140,834)	(1,721,150)	(58,862,393)
Class C Shares
Shares sold	22,099	776,712	50,462	1,670,712
Reinvestment of distributions	5,908	205,492	5,770	188,481
Shares redeemed	(112,657)	(3,954,929)	(226,703)	(7,491,088)
	(84,650)	(2,972,725)	(170,471)	(5,631,895)
Institutional Shares
Shares sold	147,137	5,528,674	444,262	15,248,820
Reinvestment of distributions	19,620	725,998	20,109	701,563
Shares redeemed	(579,337)	(21,764,841)	(368,114)	(12,686,424)
	(412,580)	(15,510,169)	96,257	3,263,959
Service Shares
Shares sold	9	337	2,130	73,749
Reinvestment of distributions	37	1,340	39	1,328
Shares redeemed	(280)	(10,575)	(9,698)	(334,143)
	(234)	(8,898)	(7,529)	(259,066)
Investor Shares
Shares sold	21,421	783,804	73,736	2,553,367
Reinvestment of distributions	1,656	60,208	915	31,786
Shares redeemed	(23,145)	(857,137)	(22,820)	(790,860)
	(68)	(13,125)	51,831	1,794,293
Class P Shares(a)
Shares sold	293,384	11,062,520	—	—
Reinvestment of distributions	1,931	71,219	—	—
Shares redeemed	(16,886)	(638,114)	—	—
	278,429	10,495,625	—	—
Class R Shares
Shares sold	5,116	187,837	3,953	135,288
Reinvestment of distributions	493	17,886	442	15,073
Shares redeemed	(11,318)	(417,040)	(5,136)	(176,239)
	(5,709)	(211,317)	(741)	(25,878)
Class R6 Shares
Reinvestment of distributions	7	268	7	221
	7	268	7	221
NET DECREASE	(1,204,290)	$(44,361,175)	(1,751,796)	$(59,720,759)

(a)	Class P Shares commenced operations on April 17, 2018.

132

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,233	$79,731	3,472	$37,456
Reinvestment of distributions	435	4,676	34	365
Shares redeemed	(7,498)	(80,667)	(1,504)	(16,332)
	170	3,740	2,002	21,489
Class C Shares
Shares sold	—	—	1,878	20,000
Reinvestment of distributions	203	2,157	7	80
Shares redeemed	(1,878)	(21,446)	—	—
	(1,675)	(19,289)	1,885	20,080
Institutional Shares
Shares sold	221,978	2,357,778	105,958	1,177,013
Reinvestment of distributions	40,754	439,580	4,273	45,341
Shares redeemed	(603,240)	(6,615,744)	(2,534)	(26,746)
	(340,508)	(3,818,386)	107,697	1,195,608
Investor Shares
Reinvestment of distributions	229	2,468	30	317
	229	2,468	30	317
Class P Shares(a)
Shares sold	507,094	5,582,584	—	—
Shares redeemed	(90)	(1,005)	—	—
	507,004	5,581,579	—	—
Class R Shares
Reinvestment of distributions	216	2,312	19	198
	216	2,312	19	198
Class R6 Shares
Reinvestment of distributions	234	2,519	34	359
	234	2,519	34	359
NET INCREASE	165,670	$1,754,943	111,667	$1,238,051

(a)	Class P Shares commenced operations on April 17, 2018.

133

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	413,289	$6,750,744	1,886,754	$31,930,444
Reinvestment of distributions	994,820	15,573,596	181,127	3,055,620
Shares redeemed	(4,607,514)	(77,164,803)	(5,458,571)	(92,596,706)
	(3,199,405)	(54,840,463)	(3,390,690)	(57,610,642)
Class C Shares
Shares sold	148,820	2,245,882	313,983	5,073,733
Reinvestment of distributions	378,911	5,627,260	26,279	426,759
Shares redeemed	(511,674)	(7,725,106)	(649,429)	(10,605,292)
	16,057	148,036	(309,167)	(5,104,800)
Institutional Shares
Shares sold	4,776,774	81,141,273	17,928,749	312,568,899
Reinvestment of distributions	4,915,169	77,828,811	822,933	13,989,850
Shares redeemed	(36,044,704)	(585,375,990)	(37,401,314)	(645,778,276)
	(26,352,761)	(426,405,906)	(18,649,632)	(319,219,527)
Service Shares
Shares sold	9,376	149,981	21,477	364,341
Reinvestment of distributions	5,596	86,929	654	10,985
Shares redeemed	(109,997)	(1,710,617)	(74,189)	(1,239,691)
	(95,025)	(1,473,707)	(52,058)	(864,365)
Investor Shares
Shares sold	317,252	4,948,653	265,786	4,553,952
Reinvestment of distributions	65,107	1,021,804	3,571	60,284
Shares redeemed	(298,820)	(4,734,474)	(119,133)	(2,010,246)
	83,539	1,235,983	150,224	2,603,990
Class P Shares(a)
Shares sold	15,124,375	239,722,964	—	—
Shares redeemed	(241,434)	(3,936,526)	—	—
	14,882,941	235,786,438	—	—
Class R Shares
Shares sold	52,171	827,332	88,110	1,450,031
Reinvestment of distributions	57,961	883,060	5,852	96,677
Shares redeemed	(143,771)	(2,227,470)	(179,311)	(2,938,210)
	(33,639)	(517,078)	(85,349)	(1,391,502)
Class R6 Shares
Shares sold	65,132	1,048,096	362,303	6,124,194
Reinvestment of distributions	1,353	21,505	154,155	2,620,640
Shares redeemed	(757)	(12,291)	(8,008,387)	(138,718,553)
	65,728	1,057,310	(7,491,929)	(129,973,719)
NET DECREASE	(14,632,565)	$(245,009,387)	(29,828,601)	$(511,560,565)

(a)	Class P Shares commenced operations on April 17, 2018.

134

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,689,841	$60,988,913	3,554,117	$132,100,813
Reinvestment of distributions	2,769,823	96,713,734	285,115	10,617,685
Shares redeemed	(9,488,943)	(345,257,202)	(20,258,821)	(749,120,345)
	(5,029,279)	(187,554,555)	(16,419,589)	(606,401,847)
Class C Shares
Shares sold	119,263	3,804,604	135,749	4,596,304
Reinvestment of distributions	422,621	13,135,057	14,976	508,148
Shares redeemed	(1,088,760)	(35,349,571)	(1,591,198)	(53,894,346)
	(546,876)	(18,409,910)	(1,440,473)	(48,789,894)
Institutional Shares
Shares sold	3,300,008	122,071,434	10,788,194	403,461,978
Reinvestment of distributions	4,486,235	158,696,786	1,061,528	39,849,763
Shares redeemed	(29,621,732)	(1,085,024,436)	(78,473,532)	(2,935,071,290)
	(21,835,489)	(804,256,216)	(66,623,810)	(2,491,759,549)
Service Shares
Shares sold	227,119	8,067,372	303,331	11,099,829
Reinvestment of distributions	293,774	10,052,364	24,888	911,644
Shares redeemed	(1,013,997)	(36,255,293)	(2,036,528)	(73,352,020)
	(493,104)	(18,135,557)	(1,708,309)	(61,340,547)
Investor Shares
Shares sold	287,629	10,241,742	3,015,843	111,164,624
Reinvestment of distributions	277,123	9,478,658	76,806	2,802,661
Shares redeemed	(1,194,802)	(42,912,039)	(7,396,177)	(272,882,410)
	(630,050)	(23,191,639)	(4,303,528)	(158,915,125)
Class P Shares(a)
Shares sold	4,776,284	173,045,622	—	—
Shares redeemed	(132,963)	(4,855,301)	—	—
	4,643,321	168,190,321	—	—
Class R Shares
Shares sold	187,295	6,554,523	204,741	7,429,211
Reinvestment of distributions	107,540	3,641,285	7,913	287,644
Shares redeemed	(420,640)	(14,898,479)	(462,168)	(16,799,584)
	(125,805)	(4,702,671)	(249,514)	(9,082,729)
Class R6 Shares
Shares sold	1,130,178	42,712,741	2,149,472	79,774,692
Reinvestment of distributions	292,138	10,331,447	158,716	5,955,039
Shares redeemed	(2,256,422)	(83,197,971)	(10,854,967)	(413,534,942)
	(834,106)	(30,153,783)	(8,546,779)	(327,805,211)
NET DECREASE	(24,851,388)	$(918,214,010)	(99,292,002)	$(3,704,094,902)

(a)	Class P Shares commenced operations on April 17, 2018.

135

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,885,581	$108,294,329	3,491,779	$195,280,134
Reinvestment of distributions	1,452,938	80,392,189	526,209	30,118,450
Shares redeemed	(4,970,676)	(287,382,882)	(6,653,639)	(372,070,556)
	(1,632,157)	(98,696,364)	(2,635,651)	(146,671,972)
Class C Shares
Shares sold	62,836	2,782,130	59,570	2,626,266
Reinvestment of distributions	114,621	4,815,235	34,974	1,576,275
Shares redeemed	(197,962)	(8,704,686)	(403,022)	(17,714,849)
	(20,505)	(1,107,321)	(308,478)	(13,512,308)
Institutional Shares
Shares sold	10,568,911	656,337,622	21,286,708	1,270,304,794
Reinvestment of distributions	7,430,046	445,393,173	2,661,796	163,363,244
Shares redeemed	(23,965,147)	(1,492,845,058)	(31,317,362)	(1,860,067,130)
	(5,966,190)	(391,114,263)	(7,368,858)	(426,399,092)
Service Shares
Shares sold	368,465	20,550,477	1,105,815	59,919,977
Reinvestment of distributions	245,726	13,164,152	74,473	4,143,684
Shares redeemed	(1,362,304)	(76,531,473)	(862,767)	(46,698,576)
	(748,113)	(42,816,844)	317,521	17,365,085
Investor Shares
Shares sold	729,099	42,041,386	1,253,311	69,504,603
Reinvestment of distributions	348,331	19,174,365	115,731	6,586,539
Shares redeemed	(1,172,281)	(67,276,389)	(1,482,905)	(82,500,866)
	(94,851)	(6,060,638)	(113,863)	(6,409,724)
Class P Shares(a)
Shares sold	4,991,921	317,463,914	—	—
Shares redeemed	(102,700)	(6,523,801)	—	—
	4,889,221	310,940,113	—	—
Class R Shares
Shares sold	341,452	19,175,194	651,452	35,649,530
Reinvestment of distributions	231,881	12,556,367	73,500	4,131,777
Shares redeemed	(703,547)	(39,648,438)	(867,711)	(47,774,451)
	(130,214)	(7,916,877)	(142,759)	(7,993,144)
Class R6 Shares
Shares sold	7,043,109	435,651,775	8,716,635	523,857,981
Reinvestment of distributions	1,539,895	92,295,365	250,770	15,387,048
Shares redeemed	(3,407,239)	(212,929,332)	(2,122,961)	(127,889,614)
	5,175,765	315,017,808	6,844,444	411,355,415
NET INCREASE (DECREASE)	1,472,956	$78,245,614	(3,407,644)	$(172,265,740)

(a)	Class P Shares commenced operations on April 17, 2018.

136

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	60,914	$806,813	101,511	$1,235,192
Reinvestment of distributions	5,273	68,649	685	8,317
Shares redeemed	(62,160)	(805,737)	(82,054)	(1,010,596)
	4,027	69,725	20,142	232,913
Class C Shares
Shares sold	30,390	394,026	45,708	535,335
Reinvestment of distributions	3,393	43,226	157	1,874
Shares redeemed	(40,839)	(533,227)	(9,181)	(110,712)
	(7,056)	(95,975)	36,684	426,497
Institutional Shares
Shares sold	997,011	13,157,832	1,139,894	13,907,291
Reinvestment of distributions	167,240	2,203,258	35,493	434,076
Shares redeemed	(4,118,975)	(55,872,180)	(1,279,686)	(15,855,828)
	(2,954,724)	(40,511,090)	(104,299)	(1,514,461)
Investor Shares
Shares sold	213,402	2,778,201	88,468	1,098,210
Reinvestment of distributions	17,904	234,641	1,476	17,996
Shares redeemed	(87,125)	(1,146,515)	(82,326)	(964,026)
	144,181	1,866,327	7,618	152,180
Class P Shares(a)
Shares sold	4,045,544	54,958,773	—	—
Shares redeemed	(69,495)	(936,324)	—	—
	3,976,049	54,022,449	—	—
Class R Shares
Shares sold	4,284	54,483	501	5,968
Reinvestment of distributions	430	5,587	28	338
Shares redeemed	(88)	(1,159)	(1,747)	(20,571)
	4,626	58,911	(1,218)	(14,265)
Class R6 Shares
Shares sold	380,711	5,053,722	5,630,623	70,377,435
Reinvestment of distributions	214,858	2,832,292	8	99
Shares redeemed	(1,061,479)	(14,058,872)	(733,547)	(9,155,040)
	(465,910)	(6,172,858)	4,897,084	61,222,494
NET INCREASE	701,193	$9,237,489	4,856,011	$60,505,358

(a)	Class P Shares commenced operations on April 17, 2018.

137

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

138

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year. The Class P Shares example is based on the period from April 17, 2018 through August 31, 2018, which represents a period of 136 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class A
Actual	$1,000.00	$1,047.90		$5.83	$1,000.00	$1,057.30		$5.81	$1,000.00	$1,052.80		$5.74
Hypothetical 5% return	1,000.00	1,019.51	+	5.75	1,000.00	1,019.56	+	5.70	1,000.00	1,019.61	+	5.65
Class C
Actual	1,000.00	1,043.90		9.69	1,000.00	1,054.50		9.74	1,000.00	1,048.60		9.60
Hypothetical 5% return	1,000.00	1,015.73	+	9.55	1,000.00	1,015.73	+	9.55	1,000.00	1,015.83	+	9.45
Institutional
Actual	1,000.00	1,050.00		3.82	1,000.00	1,059.00		3.79	1,000.00	1,054.30		4.09
Hypothetical 5% return	1,000.00	1,021.47	+	3.77	1,000.00	1,021.53	+	3.72	1,000.00	1,021.22	+	4.02
Service
Actual	1,000.00	1,047.60		6.40	—	—		—	1,000.00	1,051.80		6.67
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	—	—		—	1,000.00	1,018.70	+	6.56
Investor
Actual	1,000.00	1,049.20		4.55	1,000.00	1,060.00		4.52	1,000.00	1,054.10		4.45
Hypothetical 5% return	1,000.00	1,020.77	+	4.48	1,000.00	1,020.82	+	4.43	1,000.00	1,020.87	+	4.38
Class P(a)
Actual	1,000.00	1,048.40		2.75	1,000.00	1,057.90		2.76	1,000.00	1,053.80		2.98
Hypothetical 5% return	1,000.00	1,021.58	+	3.66	1,000.00	1,021.58	+	3.66	1,000.00	1,021.58	+	3.96

139

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class R
Actual	$1,000.00	$1,046.60		$7.12	$1,000.00	$1,056.30		$7.10	$1,000.00	$1,051.50		$7.03
Hypothetical 5% return	1,000.00	1,018.25	+	7.02	1,000.00	1,018.30	+	6.97	1,000.00	1,018.35	+	6.92
Class R6
Actual	1,000.00	1,050.10		3.77	1,000.00	1,059.90		3.74	1,000.00	1,054.40		4.04
Hypothetical 5% return	1,000.00	1,021.58	+	4.37	1,000.00	1,021.58	+	4.72	1,000.00	1,021.58	+	4.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Equity Income	1.13%	1.88%	0.74%	1.24%	0.88%	0.72%	1.38%	0.73%
Focused Value	1.12	1.88	0.73	—	0.87	0.72	1.37	0.72
Large Cap Value	1.11	1.86	0.79	1.29	0.86	0.78	1.36	0.78

(a)	Class P Shares commenced operations on April 17, 2018.

140

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class A
Actual	$1,000.00	$1,064.80		$6.45	$1,000.00	$1,099.50		$7.04	$1,000.00	$1,058.50		$6.38
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	1,000.00	1,018.50	+	6.77	1,000.00	1,019.00	+	6.26
Class C
Actual	1,000.00	1,060.90		10.34	1,000.00	1,095.40		10.99	1,000.00	1,054.70		10.25
Hypothetical 5% return	1,000.00	1,015.17	+	10.11	1,000.00	1,014.72	+	10.56	1,000.00	1,015.22	+	10.06
Institutional
Actual	1,000.00	1,067.10		4.38	1,000.00	1,101.70		4.98	1,000.00	1,061.00		4.36
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.47	+	4.79	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	1,064.40		7.02	1,000.00	1,098.90		7.62	—	—		—
Hypothetical 5% return	1,000.00	1,018.40	+	6.87	1,000.00	1,017.95	+	7.32	—	—		—
Investor
Actual	1,000.00	1,066.30		5.16	1,000.00	1,100.90		5.72	1,000.00	1,060.50		5.09
Hypothetical 5% return	1,000.00	1,020.21	+	5.04	1,000.00	1,019.76	+	5.50	1,000.00	1,020.26	+	4.99
Class P(a)
Actual	1,000.00	1,039.30		3.27	1,000.00	1,067.10		3.58	1,000.00	1,037.00		3.15
Hypothethical 5% return	1,000.00	1,022.00	+	3.24	1,000.00	1,021.74	+	3.50	1,000.00	1,022.11	+	3.13
Class R
Actual	1,000.00	1,063.50		7.75	1,000.00	1,098.00		8.36	1,000.00	1,057.70		7.68
Hypothetical 5% return	1,000.00	1,017.69	+	7.58	1,000.00	1,017.24	+	8.03	1,000.00	1,017.74	+	7.53
Class R6
Actual	1,000.00	1,066.80		4.32	1,000.00	1,101.70		4.93	1,000.00	1,061.00		4.31
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,020.52	+	4.74	1,000.00	1,021.02	+	4.23

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Mid Cap Value	1.24%	1.99%	0.84%	1.35%	0.99%	0.86%	1.49%	0.82%
Small Cap Value	1.33	2.08	0.94	1.44	1.08	0.93	1.58	0.93
Small/Mid Cap Value	1.23	1.98	0.84	—	0.98	0.83	1.48	0.83
(a)	Class P Shares commenced operations on April 17, 2018.

141

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Large Cap Value, Mid Cap Value, and Small Cap Value Funds), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

142

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except the Focused Value Fund) ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was

143

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Value, Mid Cap Value, and Small Cap Value Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Equity Income Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one-, three-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees also noted that the Equity Income Fund changed its name and introduced call options writing into the Fund’s strategy in June 2017. The Trustees observed that the Focused Value Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark for the one-year period ended March 31, 2018. The Trustees also considered that the Focused Value Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees noted that the Large Cap Value Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the Mid Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and ten-year periods and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees also noted that the Large Cap Value and Mid Cap Value Funds had experienced certain portfolio management changes in the first half of 2018. The Trustees also observed that the Small Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees considered that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Equity Income, Focused Value, Small Cap Value, and Small/Mid Cap Value Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Equity Income and Focused Value Funds that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Funds, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal

144

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%
Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80
Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72
Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68
Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Large Cap Value Fund’s Class A, Class C, Investor, Class R, and Class T Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Value, Mid Cap Value, and Small Cap Value Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as

145

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

146

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

147

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

148

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2018, 100%, 40.02%, 51.22%, 44.87%, 57.81% and 71.65%, respectively, of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value Fund and Small Mid Cap Value Fund designate $220,196, $73,391,847, $315,980,218, $603,362,747 and $4,254,229 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2018.

For the year ended August 31, 2018, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 33.07%, 52.94%, 100%, 55.84% and 91.12%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2018, Focused Value , Large Cap Value, Mid Cap Value, Small Cap Value and Small Mid Cap Value Funds designate $175,383, $24,765,379, $15,188,951, $94,339,507 and $12,621 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

149

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 144806-TMPL-10/2018-852525 EQVALAR-18/131k

Goldman Sachs Funds

Annual Report	August 31, 2018

Global Managed Beta Fund

Goldman Sachs Global Managed Beta Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 11.18%. This return compares to the 12.59% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	When the Reporting Period began in September 2017, the global economic recovery persisted in a synchronized fashion and inflationary pressures remained generally benign. Global equities delivered positive returns during the third calendar quarter overall, with emerging markets equities outperforming developed markets equities. U.K. equities also recorded positive returns, but lagged the broader global equity market, primarily because of a stronger British pound, which appreciated on the back of increased U.K. inflation and hawkish comments from the Bank of England. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In the U.S., Federal Reserve (“Fed”) policymakers signaled their intention to raise short-term interest rates once more in 2017, having previously raised them in March and June, if the U.S. economy continued to progress as they expected. Global bond yields, which had fallen in July and August 2017 amid weaker inflation and heightened geopolitical tensions related to North Korea, bounced back sharply in September as inflation data surprised to the upside, leading to slightly hawkish commentary from the Fed. Toward the end of the third calendar quarter, investors focused on developments surrounding possible U.S. tax reform and the potential announcement of a new Fed chair.

In the fourth quarter of 2017, a mix of strong global economic growth data, higher commodity prices and the absence of hawkish surprises from major central banks drove a continued rally in global equities. Japanese equities performed best, as the Prime Minister’s big win in the country’s national election reinforced “Abenomics,” pushing stock prices higher. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) Meanwhile, U.S. stocks outpaced global equities, as investors priced in a higher probability of a U.S. corporate tax rate cut before its eventual passage by the U.S. Congress in December 2017. Conversely, European and U.K. equities lagged, weighed down by strength in the euro and British pound. Emerging markets stocks outperformed their developed markets peers, thanks to steady economic data emanating from China, higher commodity prices and improving exports. In November 2017, the U.S. President nominated Jerome Powell to replace Janet Yellen as Fed chair when her term expired in February 2018. In December 2017, Fed policymakers raised interest rates for the third time in 2017 and upgraded their cumulative economic growth projections after taking into account the potential impact of the corporate tax cut.

In January 2018, investors’ “risk on” sentiment, or reduced risk aversion, continued, and global equities had their best start of a calendar year in more than 30 years, supported by robust corporate earnings growth, low inflation and favorable macroeconomic conditions. However, following higher than expected inflation and wage growth data in early February 2018, market participants reassessed the pace of Fed interest rate hikes as well as the path of long-term interest rates and equity valuations. Volatility returned to the equity market, with the CBOE Volatility Index® (“VIX®”) spiking to 50 points, as investors broadly reduced exposure to riskier asset classes, such as equities and commodities. In late February through March 2018, equities and other risk assets rebounded

1

PORTFOLIO RESULTS

somewhat, and the fixed income markets began pricing in the Fed’s projections for three rate increases in 2018. At its March policy meeting, the Fed raised short-term interest rates.

Two big themes dominated investor sentiment during the second quarter of 2018. The first was the divergence between the economic growth of the U.S. and that of the rest of the world. In the U.S., macroeconomic data were relatively strong. However, while the global services Purchasing Manufacturing Index (“PMI”) remained resilient, European and emerging markets manufacturing PMIs weakened. The second theme was the escalation of trade tensions, which, coupled with slowing economic growth in the emerging markets, led to significant declines for emerging markets assets during the second calendar quarter. At the same time, riskier asset classes in the developed markets generated positive returns. On the monetary policy front, the Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that four short-term interest rate increases were likely in 2018, up from the three forecast earlier in the Reporting Period.

In July 2018, developed markets stocks rallied on tentative signs of stabilization in global economic growth and news of a strong U.S. corporate earnings season. On the geopolitical front, U.S.-China trade tensions remained in focus as the U.S. President announced the imposition of a 10% tariff on an additional $200 billion worth of Chinese goods by August 30, 2018. At the same time, the Chinese yuan weakened, China’s credit growth slowed and the country’s industrial production increased less than consensus expected, which dragged down the performance of Chinese equities as well as emerging markets assets broadly. China’s policymakers continued to ease monetary and fiscal policy to support economic growth, but the unresolved U.S.-China trade dispute, concerns about debt and external fund needs in the emerging markets overall, and the looming Italian budget negotiations drove declines in non-U.S. developed markets equities and emerging markets equities during August 2018. Near the end of the Reporting Period, the performance of the fixed income markets became more range-bound, as momentum in breakeven inflation stalled and given that investors had largely priced in two more Fed rate hikes before the end of 2018. (The breakeven inflation rate is a market-based measure of expected inflation.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) While posting solidly positive double-digit absolute gains, the Fund underperformed the Index during the Reporting Period, largely because of its strategic allocation to the macro hedging strategy (Through which we seek to diversify the Fund’s overall exposure to global equity asset classes), which detracted as the market priced in expectations for Fed interest rate hikes. Mitigating some of these losses was the Fund’s steepening position on the front, or short-term, end of the U.S. Treasury yield curve. (Yield curve is a spectrum of maturities. A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) Additionally, the Fund’s overweight relative to the Index in emerging markets equities versus developed markets equities detracted marginally from the Fund’s performance during the Reporting Period.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 97.96% of its total net assets invested in equity-related investments, 1.79% in the macro hedging strategy and 0.25% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, we gradually adjusted the Fund’s strategic allocation to align it with our long-term view of asset classes and our factor-based diversification approach, through which we seek to gain exposure to underlying asset classes rather than obtaining such exposure through capitalization-weighted indices. More specifically, in September 2017, we shifted a portion of the Fund’s global equities allocation into the factor-based diversification approach, which is expected to be a long-term strategic allocation and seeks to capture common sources of active equity returns, including, but not limited to, Momentum, Valuation, Volatility and Quality factors. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or

2

PORTFOLIO RESULTS

intrinsic value (by, among other things, comparing each company’s book value to market value). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time. The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to the Canadian equity market and the U.S. small-cap equity market during the Reporting Period added to the Fund’s performance, as these positions generated returns similar to the asset classes they represented. In addition, the Fund employed currency forwards and interest rate options to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards contributed positively to the Fund’s performance. Although interest rate options broadly accomplished their purpose, they detracted from the Fund’s performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 98.09% of its total net assets invested in equity-related investments, 1.78% in the macro hedging strategy and 0.13% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw a series of inflection points in macro and market themes. First, we believed the divergence in economic growth rates between major economies, which we began to emphasize in the Fund during April 2018, had largely run its course, and we expected the gaps in growth to stabilize in the near term. In the medium term, we anticipate a turn toward convergence in economic growth rates. Second, U.S. economic growth, which was very strong in the second quarter of 2018, is likely to return to a more moderate pace, in our view. In the second calendar quarter, the U.S. economy expanded at an annualized rate of 4.2%, despite an inventory drag of approximately 1%, as it benefited from fiscal policy support. Eventually, these inventories should add to U.S. economic growth, but we believe the impact of fiscal policy support is likely to have less of an impact going forward. Third, it appeared economic growth was improving outside the U.S. In Europe, the overall economy appeared to be stabilizing after experiencing a soft patch. In China, we believe firm policy supply is likely to continue, which we expect to help the country’s economic growth in the near term. While the turnaround in Japan’s economy has been weaker than we anticipated, we saw an improving trend toward the end of the Reporting Period after a poor first calendar quarter.

On the asset class level, we expected global equities to generate positive returns over the medium term, supported by economic expansion, earnings growth and asset valuations we judge to be inexpensive relative to current macro conditions though high in absolute terms. However, with the U.S. equity market close to its peak at the end of the Reporting Period, we believed future equity returns may be somewhat more muted than in the recent past. Regarding fixed income, we viewed the Fed as being behind the curve and the markets as continuing to underprice the pace of future rate hikes. That said, we think longer-term yields are likely to remain range-bound in the near term. Continued Fed rate hikes and gradually firming inflation should eventually put upward pressure on longer-term yields, in our view. Another possibility, which we consider less likely, is that longer-term yields will fall due to market concerns about excessive fiscal stimulus in a U.S. economy at full capacity and/or because of uncertainty about the Fed’s policy framework over the medium term.

At the regional level, we held a positive view on emerging markets assets versus developed markets assets over the medium term. In our opinion, emerging markets currencies were attractively valued at the end of the Reporting Period. Also, emerging markets countries outside of China are generally earlier in their economic cycles than developed markets countries. We believe that this is likely to lead to a continued widening of the gap between the economic growth trajectories of emerging and developed markets, which has historically supported the outperformance of emerging markets assets. Although a rise in longer-term yields later in 2018 could be a temporary headwind, emerging markets assets have generally been able to perform well over the medium term in the benign environment that typically accompanies Fed rate hikes, even though they may suffer temporary setbacks. At the end of the Reporting Period, we

3

PORTFOLIO RESULTS

thought emerging markets assets were at an inflection point toward renewed outperformance.

As for the Fund’s macro hedging strategy, we consider it a long-term structural allocation and a capital-efficient means of diversifying the Fund’s exposure to global equities. In positioning the Fund in anticipation of Fed interest rate increases, we plan to continue monitoring the potential impact of events related to key political and monetary policy decisions in the near term.

4

FUND BASICS

Global Managed Beta Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	MSCI All Country World Index Investable Market Index[2]
Institutional Shares	11.18%	12.59%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. With 8,622 constituent, the Index is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2018, the 23 developed markets in the Index include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Institutional Shares	10.48%	7.51%	4/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.23%	0.55%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION (%)[5]

[5]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of August 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Since Inception
Institutional Shares (Commenced April 30, 2015)	11.18%	8.24%

7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Index Definition

CBOE Volatility Index® (“VIX®”) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Common Stocks – 26.6%
Aerospace & Defense – 0.4%
1,689	Airbus SE	$208,491
10,417	BAE Systems PLC	81,971
20,724	Bombardier, Inc. Class B*	68,445
3,140	CAE, Inc.	62,680
61	Dassault Aviation SA	113,462
165	Elbit Systems Ltd.	21,266
567	General Dynamics Corp.	109,658
1,648	Harris Corp.	267,816
216	Huntington Ingalls Industries, Inc.	52,806
1,336	L3 Technologies, Inc.	285,530
1,001	Lockheed Martin Corp.	320,730
29,016	Meggitt PLC	202,761
621	MTU Aero Engines AG	136,398
855	Northrop Grumman Corp.	255,209
1,683	Raytheon Co.	335,658
1,686	Rockwell Collins, Inc.	229,212
17,669	Rolls-Royce Holdings PLC*	230,351
1,335	Safran SA	173,468
13,131	Singapore Technologies Engineering Ltd.	31,929
1,047	Spirit AeroSystems Holdings, Inc. Class A	89,519
5,400	Textron, Inc.	372,762
702	Thales SA	98,946
2,665	The Boeing Co.	913,535
563	TransDigm Group, Inc.	197,050
2,091	United Technologies Corp.	275,385

		5,135,038

Air Freight & Logistics – 0.2%
14,716	Bollore SA	70,532
4,654	C.H. Robinson Worldwide, Inc.	447,156
9,771	Deutsche Post AG	355,345
1,377	Expeditors International of Washington, Inc.	100,907
742	FedEx Corp.	181,011
85,994	Royal Mail PLC	500,074
9,021	SG Holdings Co. Ltd.	213,326
944	United Parcel Service, Inc. Class B	115,999
1,079	XPO Logistics, Inc.*	114,913
1,941	Yamato Holdings Co. Ltd.	57,713

		2,156,976

Airlines – 0.2%
1,986	ANA Holdings, Inc.	68,734
6,417	Delta Air Lines, Inc.	375,266
9,525	Deutsche Lufthansa AG	248,865
3,816	easyJet PLC	75,597
48,088	International Consolidated Airlines Group SA	431,633
2,535	Japan Airlines Co. Ltd.	91,356
5,674	Southwest Airlines Co.	347,816
4,741	United Continental Holdings, Inc.*	414,458

		2,053,725

Common Stocks – (continued)
Auto Components – 0.2%
1,723	Aisin Seiki Co. Ltd.	$79,694
570	Aptiv PLC	50,166
551	Autoliv, Inc.(a)	49,089
3,725	BorgWarner, Inc.	163,043
1,822	Bridgestone Corp.	67,012
830	Cie Generale des Etablissements Michelin SCA	98,238
381	Continental AG	69,850
1,444	Denso Corp.	69,574
2,061	Faurecia SA	126,416
1,752	Lear Corp.	284,174
3,060	Linamar Corp.	134,546
3,640	Magna International, Inc.	197,090
2,467	NGK Spark Plug Co. Ltd.	70,134
1,490	Nokian Renkaat Oyj	61,515
1,716	Stanley Electric Co. Ltd.	59,354
3,801	Sumitomo Electric Industries Ltd.	60,115
2,877	Sumitomo Rubber Industries Ltd.	42,640
13,603	The Goodyear Tire & Rubber Co.	308,652
4,619	The Yokohama Rubber Co. Ltd.	97,027
1,102	Toyota Industries Corp.	62,398

		2,150,727

Automobiles – 0.3%
766	Bayerische Motoren Werke AG	74,154
1,409	Daimler AG	91,120
1,326	Ferrari NV	173,607
16,614	Fiat Chrysler Automobiles NV*	281,272
45,379	Ford Motor Co.	430,193
1,329	General Motors Co.	47,910
4,141	Harley-Davidson, Inc.	176,489
13,782	Honda Motor Co. Ltd.	408,267
7,313	Isuzu Motors Ltd.	105,578
19,321	Mazda Motor Corp.	223,631
11,286	Nissan Motor Co. Ltd.	105,724
10,509	Peugeot SA	289,569
517	Renault SA	44,654
4,100	Subaru Corp.	121,783
1,742	Suzuki Motor Corp.	113,248
7,789	Toyota Motor Corp.	484,886
239	Volkswagen AG	38,472
3,102	Yamaha Motor Co. Ltd.	78,571

		3,289,128

Banks – 1.5%
5,105	ABN AMRO Group NV(b)	138,247
1,430	Aozora Bank Ltd.	50,512
16,110	Australia & New Zealand Banking Group Ltd.	342,350
24,225	Banco Bilbao Vizcaya Argentaria SA	150,523
37,761	Banco de Sabadell SA	57,738
54,193	Banco Santander SA	269,297
6,651	Bank Hapoalim BM	49,832
15,743	Bank Leumi Le-Israel BM	105,751
48,528	Bank of America Corp.	1,500,971
12,237	Bank of Ireland Group PLC	100,252

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
4,014	Bank of Montreal	$329,025
19,875	Bank of Queensland Ltd.	164,497
3,984	Bankinter SA	35,402
47,503	Barclays PLC	108,816
4,955	BB&T Corp.	255,975
19,337	Bendigo & Adelaide Bank Ltd.	161,402
5,378	BNP Paribas SA	316,619
16,775	BOC Hong Kong Holdings Ltd.	81,926
3,282	Canadian Imperial Bank of Commerce	307,577
2,892	CIT Group, Inc.	156,862
5,926	Citigroup, Inc.	422,168
5,955	Citizens Financial Group, Inc.	245,108
1,280	Comerica, Inc.	124,774
6,202	Commerzbank AG*	58,663
5,131	Commonwealth Bank of Australia	263,081
11,900	Credit Agricole SA	162,822
4,699	Danske Bank A/S	138,485
9,078	DBS Group Holdings Ltd.	165,029
2,734	DNB ASA	55,582
569	East West Bancorp, Inc.	36,069
1,120	Erste Groupe Bank AG*	44,605
8,951	Fifth Third Bancorp	263,428
554	First Republic Bank	56,281
5,662	Fukuoka Financial Group, Inc.	31,745
7,124	Hang Seng Bank Ltd.	193,268
71,169	HSBC Holdings PLC	619,452
8,182	Huntington Bancshares, Inc.	132,630
16,541	ING Groep NV	224,689
111,080	Intesa Sanpaolo SpA	274,229
5,360	Japan Post Bank Co. Ltd.	62,621
19,550	JPMorgan Chase & Co.	2,240,039
980	KBC Group NV	69,678
2,729	KeyCorp	57,500
224,900	Lloyds Banking Group PLC	173,245
486	M&T Bank Corp.	86,095
8,823	Mebuki Financial Group, Inc.	31,271
9,825	Mediobanca Banca di Credito Finanziario SpA	91,487
36,882	Mitsubishi UFJ Financial Group, Inc.	222,940
2,319	Mizrahi Tefahot Bank Ltd.	41,852
114,647	Mizuho Financial Group, Inc.	201,356
7,920	National Australia Bank Ltd.	161,963
3,961	National Bank of Canada	198,232
9,462	Nordea Bank AB	102,248
21,878	Oversea-Chinese Banking Corp. Ltd.	180,054
4,062	People’s United Financial, Inc.	75,188
3,857	Raiffeisen Bank International AG	109,796
7,471	Regions Financial Corp.	145,386
7,526	Resona Holdings, Inc.	42,689
7,128	Royal Bank of Canada	566,198
19,664	Royal Bank of Scotland Group PLC	61,642
12,441	Seven Bank Ltd.	38,745
2,594	Shinsei Bank Ltd.	39,869
272	Signature Bank	31,481
4,532	Skandinaviska Enskilda Banken AB	48,381

Common Stocks – (continued)
Banks – (continued)
3,883	Societe Generale SA	158,998
5,420	Standard Chartered PLC	44,184
8,300	Sumitomo Mitsui Financial Group, Inc.	326,301
3,264	Sumitomo Mitsui Trust Holdings, Inc.	130,968
3,601	SunTrust Banks, Inc.	264,890
288	SVB Financial Group*	92,952
3,846	Svenska Handelsbanken AB Class A	46,635
2,053	Swedbank AB Class A	47,803
43,728	The Bank of East Asia Ltd.	162,016
5,969	The Bank of Nova Scotia	345,470
3,246	The PNC Financial Services Group, Inc.	465,931
7,651	The Toronto-Dominion Bank	461,112
5,973	U.S. Bancorp	323,199
9,219	UniCredit SpA	133,255
9,016	United Overseas Bank Ltd.	177,692
22,877	Wells Fargo & Co.	1,337,847
14,507	Westpac Banking Corp.	297,944
4,732	Yamaguchi Financial Group, Inc.	52,051
2,086	Zions Bancorporation	111,163

		18,256,049

Beverages – 0.5%
946	Anheuser-Busch InBev SA	88,208
3,212	Asahi Group Holdings Ltd.	145,045
6,352	Brown-Forman Corp. Class B	331,701
3,500	Carlsberg A/S Class B	427,479
8,253	Coca-Cola Amatil Ltd.	55,858
10,021	Coca-Cola Bottlers Japan Holdings, Inc.	284,052
6,199	Coca-Cola European Partners PLC	264,325
3,368	Coca-Cola HBC AG*	115,321
907	Constellation Brands, Inc. Class A	188,837
5,358	Davide Campari-Milano SpA	47,439
8,995	Diageo PLC	314,595
3,572	Heineken Holding NV	340,817
1,015	Heineken NV	100,412
5,599	Kirin Holdings Co. Ltd.	138,364
6,953	Molson Coors Brewing Co. Class B	464,043
4,982	Monster Beverage Corp.*	303,354
6,562	PepsiCo, Inc.	735,010
1,326	Pernod Ricard SA	209,308
355	Remy Cointreau SA	49,702
4,311	Suntory Beverage & Food Ltd.	176,582
10,891	The Coca-Cola Co.	485,412
6,401	Treasury Wine Estates Ltd.	89,976

		5,355,840

Biotechnology – 0.4%
6,797	AbbVie, Inc.	652,376
259	Alexion Pharmaceuticals, Inc.*	31,660
3,566	Alkermes PLC*	159,899
2,636	Amgen, Inc.	526,699
1,325	Biogen, Inc.*	468,374

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Biotechnology – (continued)
318	BioMarin Pharmaceutical, Inc.*	$31,794
3,074	Celgene Corp.*	290,339
2,648	CSL Ltd.	434,104
6,245	Gilead Sciences, Inc.	472,934
97	Regeneron Pharmaceuticals, Inc.*	39,455
1,347	Seattle Genetics, Inc.*	103,396
7,096	Shire PLC	415,052
5,078	United Therapeutics Corp.*	624,543
2,438	Vertex Pharmaceuticals, Inc.*	449,567

		4,700,192

Building Products – 0.1%
1,354	A.O. Smith Corp.	78,640
1,821	Allegion PLC	158,828
2,175	Assa Abloy AB Class B	44,354
1,999	Cie de Saint-Gobain	86,194
472	Daikin Industries Ltd.	60,142
2,784	Fortune Brands Home & Security, Inc.	147,496
107	Geberit AG	48,659
1,690	Johnson Controls International PLC	63,831
1,540	Lennox International, Inc.	343,127
2,306	LIXIL Group Corp.	45,174
5,579	Masco Corp.	211,835
4,339	Owens Corning	245,674
953	TOTO Ltd.	40,260

		1,574,214

Capital Markets – 0.9%
20,020	3i Group PLC	233,116
1,028	Ameriprise Financial, Inc.	145,935
452	Amundi SA(b)	32,597
3,652	ASX Ltd.	177,878
442	BlackRock, Inc.	211,745
2,112	Brookfield Asset Management, Inc. Class A	90,242
1,337	Cboe Global Markets, Inc.	134,770
22,999	CI Financial Corp.	370,099
2,305	CME Group, Inc.	402,753
10,150	Credit Suisse Group AG*	151,992
7,467	Daiwa Securities Group, Inc.	44,740
554	Deutsche Boerse AG	76,451
3,146	E*TRADE Financial Corp.*	185,174
5,488	Eaton Vance Corp.	289,382
1,871	Franklin Resources, Inc.	59,386
22,870	Hargreaves Lansdown PLC	653,237
5,371	Hong Kong Exchanges & Clearing Ltd.	153,030
1,745	IGM Financial, Inc.	48,686
2,161	Intercontinental Exchange, Inc.	164,733
8,038	Invesco Ltd.	193,716
13,176	Investec PLC	86,673
1,839	Japan Exchange Group, Inc.	32,404
927	Julius Baer Group Ltd.*	49,188
2,536	London Stock Exchange Group PLC	152,257
2,504	Macquarie Group Ltd.	234,207
4,446	Moody’s Corp.	791,477

Common Stocks – (continued)
Capital Markets – (continued)
7,473	Morgan Stanley	364,907
4,087	MSCI, Inc.	736,723
2,294	Nasdaq, Inc.	218,939
12,110	Natixis SA	80,991
24,377	Nomura Holdings, Inc.	111,674
684	Northern Trust Corp.	73,503
431	Partners Group Holding AG	338,401
580	Raymond James Financial, Inc.	53,963
3,173	S&P Global, Inc.	656,970
2,933	SBI Holdings, Inc.	80,847
2,308	Schroders PLC	92,210
5,452	SEI Investments Co.	343,912
67,566	Singapore Exchange Ltd.	365,149
2,819	St. James’s Place PLC	41,422
1,512	State Street Corp.	131,408
3,281	T. Rowe Price Group, Inc.	380,235
2,641	TD Ameritrade Holding Corp.	154,683
4,507	The Bank of New York Mellon Corp.	235,040
4,441	The Charles Schwab Corp.	225,558
925	Thomson Reuters Corp.	41,139
12,467	UBS Group AG*	194,609

		10,088,151

Chemicals – 0.5%
1,806	Air Liquide SA	227,289
522	Air Products & Chemicals, Inc.	86,803
1,142	Akzo Nobel NV	106,858
5,672	Arkema SA	711,536
4,293	Asahi Kasei Corp.	62,908
1,139	Axalta Coating Systems Ltd.*	34,740
2,615	BASF SE	241,640
480	Celanese Corp. Series A	56,078
3,461	CF Industries Holdings, Inc.	179,799
859	Chr Hansen Holding A/S	87,359
2,540	Clariant AG*	63,456
4,580	Covestro AG(b)	389,948
2,033	Croda International PLC	134,546
3,303	DowDuPont, Inc.	231,639
2,652	Eastman Chemical Co.	257,324
676	Ecolab, Inc.	101,724
86	EMS-Chemie Holding AG	54,314
3,206	Evonik Industries AG	119,479
368	FMC Corp.	31,446
588	Frutarom Industries Ltd.	59,952
70	Givaudan SA	170,237
11,683	Incitec Pivot Ltd.	32,951
413	International Flavors & Fragrances, Inc.	53,810
687	Johnson Matthey PLC	31,200
1,639	JSR Corp.	31,793
5,028	Kaneka Corp.	45,891
1,722	Koninklijke DSM NV	180,967
499	Linde AG	113,613
2,813	LyondellBasell Industries NV Class A	317,250
563	Methanex Corp.	41,080
11,481	Mitsubishi Chemical Holdings Corp.	102,867

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Chemicals – (continued)
1,891	Mitsubishi Gas Chemical Co., Inc.	$39,310
2,131	Mitsui Chemicals, Inc.	55,076
814	Nippon Paint Holdings Co. Ltd.	32,175
1,061	Nissan Chemical Corp.	50,580
1,285	Novozymes A/S Class B	70,537
1,047	PPG Industries, Inc.	115,735
1,040	Praxair, Inc.	164,518
497	Shin-Etsu Chemical Co. Ltd.	46,553
1,322	Showa Denko KK	62,791
780	Sika AG	115,523
296	Solvay SA	39,411
10,992	Sumitomo Chemical Co. Ltd.	62,389
1,071	Symrise AG	100,007
2,581	Taiyo Nippon Sanso Corp.	37,991
3,775	Teijin Ltd.	74,748
4,031	The Mosaic Co.	126,049
393	The Sherwin-Williams Co.	179,043
5,058	Toray Industries, Inc.	37,857
2,381	Tosoh Corp.	37,358
1,366	Umicore SA	76,194
1,559	Westlake Chemical Corp.	147,435
674	Yara International ASA	31,013

		6,062,790

Commercial Services & Supplies – 0.2%
19,567	Babcock International Group PLC	181,115
7,396	Brambles Ltd.	58,413
937	Cintas Corp.	199,928
3,532	Copart, Inc.*	227,143
1,467	Dai Nippon Printing Co. Ltd.	32,906
1,897	Edenred	72,488
4,442	ISS A/S	155,608
1,101	Park24 Co. Ltd.	32,265
1,840	Republic Services, Inc.	134,982
9,221	Rollins, Inc.	553,998
611	Secom Co. Ltd.	50,242
7,037	Securitas AB Class B	125,235
1,084	Societe BIC SA	100,346
3,541	Stericycle, Inc.*	218,444
5,161	Toppan Printing Co. Ltd.	40,222
2,100	Waste Connections, Inc.	166,719
2,265	Waste Management, Inc.	205,889

		2,555,943

Communications Equipment – 0.3%
879	Arista Networks, Inc.*	262,804
21,994	Cisco Systems, Inc.	1,050,653
8,043	CommScope Holding Co., Inc.*	254,883
3,226	F5 Networks, Inc.*	610,101
9,881	Juniper Networks, Inc.	280,917
1,992	Motorola Solutions, Inc.	255,693
1,136	Palo Alto Networks, Inc.*	262,586
25,135	Telefonaktiebolaget LM Ericsson Class B	212,084

		3,189,721

Common Stocks – (continued)
Construction & Engineering – 0.2%
2,794	ACS Actividades de Construccion y Servicios SA	116,238
744	Bouygues SA	32,888
1,380	CIMIC Group Ltd.	48,944
3,288	Eiffage SA	370,422
7,578	Ferrovial SA	163,635
2,526	Fluor Corp.	145,018
267	HOCHTIEF AG	43,337
4,671	Jacobs Engineering Group, Inc.	339,535
3,845	JGC Corp.	77,374
11,931	Kajima Corp.	85,793
9,733	Obayashi Corp.	91,116
6,327	Shimizu Corp.	55,287
810	SNC-Lavalin Group, Inc.	32,605
2,108	Taisei Corp.	94,153
2,101	Vinci SA	200,760
11,214	WSP Global, Inc.	603,751

		2,500,856

Construction Materials – 0.0%
1,961	CRH PLC	65,054
2,814	HeidelbergCement AG	224,042
797	Imerys SA	57,282
3,715	James Hardie Industries PLC	56,564
769	LafargeHolcim Ltd.*	37,408
154	Martin Marietta Materials, Inc.	30,603
1,211	Taiheiyo Cement Corp.	36,613

		507,566

Consumer Finance – 0.1%
2,590	AEON Financial Service Co. Ltd.	52,975
13,630	Ally Financial, Inc.	366,374
2,914	American Express Co.	308,826
2,880	Capital One Financial Corp.	285,379
2,986	Credit Saison Co. Ltd.	49,420
2,580	Discover Financial Services	201,550
5,706	Synchrony Financial	180,709

		1,445,233

Containers & Packaging – 0.1%
4,414	Amcor Ltd.	45,418
1,379	Avery Dennison Corp.	145,043
7,159	Ball Corp.	299,819
1,436	Crown Holdings, Inc.*	61,475
932	International Paper Co.	47,662
373	Packaging Corp. of America	41,000
1,396	Sealed Air Corp.	55,994
1,347	Smurfit Kappa Group PLC	55,011
3,509	Toyo Seikan Group Holdings Ltd.	66,416
3,831	WestRock Co.	211,012

		1,028,850

Distributors – 0.0%
1,849	Genuine Parts Co.	184,623
6,027	Jardine Cycle & Carriage Ltd.	142,437
4,659	LKQ Corp.*	160,829

		487,889

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Consumer Services – 0.1%
26,491	H&R Block, Inc.	$716,846

Diversified Financial Services – 0.2%
76,933	AMP Ltd.	184,973
6,121	Berkshire Hathaway, Inc. Class B*	1,277,575
1,816	Eurazeo SA	138,055
2,536	EXOR NV	165,015
422	Groupe Bruxelles Lambert SA	44,297
2,453	Industrivarden AB Class C	52,414
2,186	Investor AB Class B	98,690
11,452	Jefferies Financial Group, Inc.	265,915
2,753	Kinnevik AB Class B	90,463
1,234	L E Lundbergforetagen AB Class B	41,461
11,541	Mitsubishi UFJ Lease & Finance Co. Ltd.	64,894
976	Onex Corp.	70,018
5,681	ORIX Corp.	91,360
1,413	Pargesa Holding SA	114,673
16,346	Standard Life Aberdeen PLC	67,261
1,033	Tokyo Century Corp.	57,086
931	Voya Financial, Inc.	46,615
224	Wendel SA	33,165

		2,903,930

Diversified Telecommunication Services – 0.3%
29,667	AT&T, Inc.	947,564
1,043	BCE, Inc.	42,543
64,580	Bezeq The Israeli Telecommunication Corp. Ltd.	77,175
19,862	BT Group PLC	56,073
1,425	CenturyLink, Inc.	30,438
3,789	Deutsche Telekom AG*	61,104
786	Elisa Oyj	33,629
71,358	HKT Trust and HKT Ltd.	92,205
18,073	Koninklijke KPN NV	46,169
5,795	Nippon Telegraph & Telephone Corp.	257,825
4,176	Orange SA	67,608
559,007	PCCW Ltd.	297,079
1,640	Proximus SADP	37,779
15,280	Singapore Telecommunications Ltd.	36,199
153	Swisscom AG	68,289
130,091	Telecom Italia SpA*	82,845
155,044	Telecom Italia SpA RSP	86,298
9,726	Telefonica Deutschland Holding AG	40,462
13,421	Telefonica SA	108,585
5,931	Telenor ASA	111,569
8,289	Telia Co. AB	36,765
1,660	TELUS Corp.	61,554
14,582	TPG Telecom Ltd.	90,637
15,271	Verizon Communications, Inc.	830,284
2,941	Zayo Group Holdings, Inc.*	101,935

		3,702,613

Electric Utilities – 0.4%
2,445	Alliant Energy Corp.	104,744
1,651	American Electric Power Co., Inc.	118,426

Common Stocks – (continued)
Electric Utilities – (continued)
31,146	AusNet Services	36,915
13,466	Chubu Electric Power Co., Inc.	195,553
6,468	CK Infrastructure Holdings Ltd.	47,330
12,262	CLP Holdings Ltd.	144,097
2,538	Duke Energy Corp.	206,187
560	Edison International	36,809
48,462	EDP – Energias de Portugal SA	189,231
5,022	Electricite de France SA	82,203
1,284	Emera, Inc.	40,626
1,442	Endesa SA	32,262
33,990	Enel SpA	168,044
1,260	Entergy Corp.	105,323
1,895	Evergy, Inc.	108,110
1,462	Eversource Energy	91,273
8,427	Exelon Corp.	368,344
5,349	FirstEnergy Corp.	199,946
1,434	Fortis, Inc.	46,943
7,446	Fortum Oyj	188,464
117,130	HK Electric Investments & HK Electric Investments Ltd.(b)	118,343
2,970	Hydro One Ltd.(b)	43,879
12,467	Iberdrola SA	92,635
4,208	Kyushu Electric Power Co., Inc.	47,084
2,078	NextEra Energy, Inc.	353,468
1,967	OGE Energy Corp.	72,445
1,941	Orsted A/S(b)	122,857
2,788	PG&E Corp.	128,750
974	Pinnacle West Capital Corp.	76,508
7,233	Power Assets Holdings Ltd.	50,770
2,775	PPL Corp.	82,528
4,221	SSE PLC	68,595
39,240	Terna Rete Elettrica Nazionale SpA	206,136
8,166	The Chugoku Electric Power Co., Inc.	101,949
12,562	The Kansai Electric Power Co., Inc.	179,714
4,937	The Southern Co.	216,142
3,373	Tohoku Electric Power Co., Inc.	42,218
34,781	Tokyo Electric Power Co. Holdings., Inc*	160,774
2,013	Xcel Energy, Inc.	96,725

		4,772,350

Electrical Equipment – 0.2%
2,427	ABB Ltd.	57,160
2,737	Acuity Brands, Inc.	418,323
2,324	AMETEK, Inc.	178,855
2,667	Eaton Corp. PLC	221,735
2,181	Emerson Electric Co.	167,348
3,982	Fuji Electric Co. Ltd.	32,077
945	Legrand SA	71,200
2,347	Mitsubishi Electric Corp.	31,683
619	Nidec Corp.	89,607
2,843	Prysmian SpA	73,316
1,266	Rockwell Automation, Inc.	229,095
2,027	Schneider Electric SE	164,724
1,739	Sensata Technologies Holding PLC*	92,080
1,735	Vestas Wind Systems A/S	121,690

		1,948,893

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.2%
1,739	Amphenol Corp. Class A	$164,475
1,039	Arrow Electronics, Inc.*	80,554
1,777	Avnet, Inc.	86,007
2,723	CDW Corp.	238,426
4,481	Cognex Corp.	241,078
2,736	Corning, Inc.	91,683
2,784	Flex Ltd.*	38,391
4,679	FLIR Systems, Inc.	293,560
2,347	Hamamatsu Photonics KK	94,354
1,068	Hexagon AB Class B	63,418
40,492	Hitachi Ltd.	264,314
2,491	Ingenico Group SA	175,124
594	IPG Photonics Corp.*	104,235
133	Keyence Corp.	75,292
1,669	Keysight Technologies, Inc.*	108,301
195	Murata Manufacturing Co. Ltd.	33,625
2,616	Nippon Electric Glass Co. Ltd.	83,869
3,597	Omron Corp.	161,066
2,000	Shimadzu Corp.	59,218
723	TDK Corp.	81,091
1,582	TE Connectivity Ltd.	145,038
1,907	Trimble, Inc.*	80,285
3,152	Venture Corp. Ltd.	41,613
1,604	Yaskawa Electric Corp.	53,853
2,373	Yokogawa Electric Corp.	48,655

		2,907,525

Energy Equipment & Services – 0.1%
2,852	Halliburton Co.	113,766
1,047	Helmerich & Payne, Inc.	68,652
9,728	John Wood Group PLC	90,643
6,421	National Oilwell Varco, Inc.	302,236
1,668	Schlumberger Ltd.	105,351
1,812	Tenaris SA	30,407

		711,055

Equity Real Estate Investment Trusts (REITs) – 0.5%
694	Alexandria Real Estate Equities, Inc.	89,075
992	American Tower Corp.	147,927
22,935	Ascendas Real Estate Investment Trust	45,768
473	AvalonBay Communities, Inc.	86,696
359	Boston Properties, Inc.	46,832
2,230	Brookfield Property REIT, Inc.	44,645
2,388	Camden Property Trust	227,003
38,276	CapitaLand Commercial Trust	49,378
54,658	CapitaLand Mall Trust	85,271
890	Covivio	93,088
1,264	Crown Castle International Corp.	144,134
30	Daiwa House REIT Investment Corp.	69,575
4,704	Dexus	36,315
950	Digital Realty Trust, Inc.	118,066
2,180	Duke Realty Corp.	62,108
145	Equinix, Inc.	63,239
1,337	Equity Residential	90,582
311	Essex Property Trust, Inc.	76,593

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
1,600	Extra Space Storage, Inc.	147,536
423	Federal Realty Investment Trust	55,248
744	Gecina SA	127,726
11,584	Goodman Group	89,222
2,232	H&R Real Estate Investment Trust	34,737
1,513	HCP, Inc.	40,896
13,621	Host Hotels & Resorts, Inc.	293,260
957	ICADE	93,347
2,210	Invitation Homes, Inc.	51,648
1,163	Iron Mountain, Inc.	41,984
13	Japan Prime Realty Investment Corp.	47,026
15	Japan Real Estate Investment Corp.	79,792
31	Japan Retail Fund Investment Corp.	56,100
1,038	Klepierre SA	37,309
7,476	Land Securities Group PLC	88,988
1,716	Liberty Property Trust	75,075
12,382	Link REIT	123,416
1,246	Mid-America Apartment Communities, Inc.	129,036
17,970	Mirvac Group	31,484
2,061	National Retail Properties, Inc.	94,991
32	Nippon Building Fund, Inc.	186,292
30	Nippon Prologis REIT, Inc.	58,436
50	Nomura Real Estate Master Fund, Inc.	69,661
1,636	Prologis, Inc.	109,906
664	Public Storage	141,153
1,331	Realty Income Corp.	77,957
842	Regency Centers Corp.	55,597
2,724	RioCan Real Estate Investment Trust	52,727
413	SBA Communications Corp.*	64,110
37,985	Scentre Group	112,460
20,258	Segro PLC	173,205
1,205	Simon Property Group, Inc.	220,551
514	SL Green Realty Corp.	53,662
1,820	SmartCentres Real Estate Investment Trust	43,164
10,996	Stockland	32,716
25,680	Suntec Real Estate Investment Trust	34,984
8,722	The British Land Co. PLC	71,936
12,648	The GPT Group	47,047
2,089	UDR, Inc.	83,497
663	Unibail-Rodamco-Westfield*	139,293
59	United Urban Investment Corp.	93,099
2,434	Ventas, Inc.	145,724
11,198	VEREIT, Inc.	87,568
20,856	Vicinity Centres	41,591
857	Vornado Realty Trust	65,989
869	Welltower, Inc.	57,971
2,443	Weyerhaeuser Co.	84,796

		5,720,208

Food & Staples Retailing – 0.9%
5,620	AEON Co. Ltd.	121,704
829	Alimentation Couche-Tard, Inc. Class B	39,690

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
3,913	Carrefour SA	$70,016
4,387	Casino Guichard Perrachon SA	139,744
4,858	Colruyt SA	288,789
3,538	Costco Wholesale Corp.	824,814
46,738	Dairy Farm International Holdings Ltd.	433,308
34,265	Empire Co. Ltd. Class A	653,267
1,551	FamilyMart UNY Holdings Co. Ltd.	135,144
3,104	George Weston Ltd.	241,755
1,271	ICA Gruppen AB	38,714
64,421	J Sainsbury PLC	271,174
8,360	Jeronimo Martins SGPS SA	125,098
28,473	Koninklijke Ahold Delhaize NV	693,585
3,424	Lawson, Inc.	200,771
4,057	Loblaw Cos. Ltd.	209,845
11,851	METRO AG	185,152
1,518	Metro, Inc.	47,529
1,928	Seven & i Holdings Co. Ltd.	78,400
6,105	Sundrug Co. Ltd.	219,072
9,425	Sysco Corp.	705,179
119,534	Tesco PLC	381,986
18,103	The Kroger Co.	570,245
1,474	Tsuruha Holdings, Inc.	168,240
8,404	Walgreens Boots Alliance, Inc.	576,178
15,225	Walmart, Inc.	1,459,469
13,492	Wesfarmers Ltd.	500,607
60,485	Wm Morrison Supermarkets PLC	206,633
26,799	Woolworths Group Ltd.	547,011

		10,133,119

Food Products – 0.6%
10,888	a2 Milk Co. Ltd.*	90,887
7,009	Ajinomoto Co., Inc.	118,920
3,566	Archer-Daniels-Midland Co.	179,726
3,306	Associated British Foods PLC	98,280
204	Barry Callebaut AG	363,681
524	Bunge Ltd.	34,050
6,189	Calbee, Inc.	196,865
3,544	Campbell Soup Co.	139,811
21	Chocoladefabriken Lindt & Spruengli AG	317,743
5,554	Conagra Brands, Inc.	204,109
4,859	Danone SA	382,646
3,666	General Mills, Inc.	168,673
2,681	Hormel Foods Corp.(a)	104,961
3,664	Ingredion, Inc.	370,320
1,052	Kellogg Co.	75,523
687	Kerry Group PLC Class A	78,348
3,605	Kikkoman Corp.	180,583
8,224	Marine Harvest ASA	177,619
1,014	McCormick & Co., Inc.	126,628
1,950	MEIJI Holdings Co. Ltd.	129,469
4,486	Mondelez International, Inc. Class A	191,642
10,864	Nestle SA	910,697
1,466	NH Foods Ltd.	53,489
3,302	Nisshin Seifun Group, Inc.	66,043

Common Stocks – (continued)
Food Products – (continued)
638	Nissin Foods Holdings Co. Ltd.	40,686
4,833	Orkla ASA	39,750
3,979	Saputo, Inc.	121,840
3,654	The Hershey Co.	367,300
3,454	The J.M. Smucker Co.	357,075
1,681	The Kraft Heinz Co.	97,952
1,029	Toyo Suisan Kaisha Ltd.	37,900
6,452	Tyson Foods, Inc. Class A	405,250
160,457	WH Group Ltd.(b)	121,182
16,781	Wilmar International Ltd.	39,124
743	Yakult Honsha Co. Ltd.	52,816
7,742	Yamazaki Baking Co. Ltd.	150,616

		6,592,204

Gas Utilities – 0.1%
1,978	AltaGas Ltd.	36,756
1,107	Atmos Energy Corp.	102,099
142,781	Hong Kong & China Gas Co. Ltd.	294,165
4,595	Naturgy Energy Group SA	123,334
6,687	Osaka Gas Co. Ltd.	124,803
1,411	Tokyo Gas Co. Ltd.	33,409
10,912	UGI Corp.	589,793

		1,304,359

Health Care Equipment & Supplies – 0.7%
6,903	Abbott Laboratories	461,397
1,303	ABIOMED, Inc.*	529,774
1,671	Align Technology, Inc.*	645,825
2,702	Baxter International, Inc.	200,948
1,067	Becton Dickinson & Co.	279,415
1,621	BioMerieux	142,690
4,451	Boston Scientific Corp.*	158,278
3,284	Cochlear Ltd.	510,651
2,214	Coloplast A/S Class B	237,406
2,559	Danaher Corp.	264,959
884	DENTSPLY SIRONA, Inc.	35,289
2,378	Edwards Lifesciences Corp.*	343,003
1,036	Essilor International Cie Generale d’Optique SA	149,696
10,193	Fisher & Paykel Healthcare Corp. Ltd.	110,547
1,503	Hologic, Inc.*	59,759
5,460	Hoya Corp.	319,028
2,513	IDEXX Laboratories, Inc.*	638,402
597	Intuitive Surgical, Inc.*	334,320
4,484	Koninklijke Philips NV	200,355
2,796	Medtronic PLC	269,562
5,911	Olympus Corp.	240,488
1,513	ResMed, Inc.	168,563
986	Siemens Healthineers AG*(b)	44,813
16,942	Smith & Nephew PLC	298,991
658	Sonova Holding AG	124,801
277	Straumann Holding AG	220,678
1,628	Stryker Corp.	275,832
2,976	Sysmex Corp.	258,068
354	Teleflex, Inc.	87,590
2,056	Terumo Corp.	113,343

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
196	The Cooper Cos., Inc.	$50,133
1,393	Varian Medical Systems, Inc.*	156,044
2,144	William Demant Holding A/S*	87,402
1,314	Zimmer Biomet Holdings, Inc.	162,450

		8,180,500

Health Care Providers & Services – 0.6%
1,217	Aetna, Inc.	243,729
6,783	Alfresa Holdings Corp.	170,027
1,783	AmerisourceBergen Corp.	160,417
1,809	Anthem, Inc.	478,897
4,626	Cardinal Health, Inc.	241,431
2,624	Centene Corp.*	384,364
1,672	Cigna Corp.	314,904
5,018	CVS Health Corp.	377,554
2,001	DaVita, Inc.*	138,649
4,870	Express Scripts Holding Co.*	428,657
885	Fresenius Medical Care AG & Co. KGaA	89,571
1,695	Fresenius SE & Co. KGaA	129,448
1,982	HCA Healthcare, Inc.	265,806
22,303	Healthscope Ltd.	35,189
2,797	Henry Schein, Inc.*	217,271
1,403	Humana, Inc.	467,564
1,352	Laboratory Corp. of America Holdings*	233,720
2,062	McKesson Corp.	265,482
37,951	Mediclinic International PLC	243,034
7,423	Medipal Holdings Corp.	149,706
1,306	NMC Health PLC	66,591
1,131	Quest Diagnostics, Inc.	124,387
10,679	Ryman Healthcare Ltd.	99,532
6,362	Sonic Healthcare Ltd.	120,099
4,549	Suzuken Co. Ltd.	206,573
6,020	UnitedHealth Group, Inc.	1,616,129
1,348	Universal Health Services, Inc. Class B	175,456

		7,444,187

Health Care Technology – 0.0%
1,241	Cerner Corp.*	80,802
2,796	M3, Inc.	123,168
969	Veeva Systems, Inc. Class A*	101,125

		305,095

Hotels, Restaurants & Leisure – 0.6%
1,454	Accor SA	72,823
2,690	Aramark	110,505
8,623	Aristocrat Leisure Ltd.	196,148
4,755	Carnival Corp.	292,385
1,276	Carnival PLC	76,745
65	Chipotle Mexican Grill, Inc.*	30,887
3,271	Compass Group PLC	70,429
5,388	Crown Resorts Ltd.	55,100
1,214	Darden Restaurants, Inc.	140,873
757	Domino’s Pizza Enterprises Ltd.	29,495

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
2,034	Domino’s Pizza, Inc.	607,271
10,360	Flight Centre Travel Group Ltd.	435,028
15,120	Galaxy Entertainment Group Ltd.	111,995
69,250	Genting Singapore Ltd.	53,985
1,891	Hilton Worldwide Holdings, Inc.	146,779
5,797	InterContinental Hotels Group PLC	357,985
1,664	Las Vegas Sands Corp.	108,859
1,756	Marriott International, Inc. Class A	222,081
2,948	McDonald’s Corp.	478,254
2,051	McDonald’s Holdings Co. Japan Ltd.	90,079
1,620	Melco Resorts & Entertainment Ltd. ADR	38,686
21,670	MGM China Holdings Ltd.	40,917
1,285	MGM Resorts International	37,252
4,464	Norwegian Cruise Line Holdings Ltd.*	239,315
1,436	Oriental Land Co. Ltd.	153,786
346	Paddy Power Betfair PLC	31,547
430	Royal Caribbean Cruises Ltd.	52,709
10,597	Sands China Ltd.	51,780
29,593	Shangri-La Asia Ltd.	45,674
334,103	SJM Holdings Ltd.	378,275
4,303	Starbucks Corp.	229,995
11,539	Tabcorp Holdings Ltd.	39,894
7,806	TUI AG	144,086
262	Vail Resorts, Inc.	78,089
6,714	Whitbread PLC	400,260
49,807	Wynn Macau Ltd.	138,769
763	Wynn Resorts Ltd.	113,183
7,282	Yum! Brands, Inc.	632,733

		6,534,656

Household Durables – 0.3%
11,138	Barratt Developments PLC	78,361
8,243	Berkeley Group Holdings PLC	389,903
2,001	Casio Computer Co. Ltd.	32,122
1,747	D.R. Horton, Inc.	77,759
10,132	Electrolux AB Series B	226,081
1,704	Garmin Ltd.	116,110
2,023	Iida Group Holdings Co. Ltd.	37,331
970	Leggett & Platt, Inc.	44,077
1,853	Lennar Corp. Class A	95,744
286	Mohawk Industries, Inc.*	54,795
4,909	Nikon Corp.	93,930
71	NVR, Inc.*	189,460
7,810	Panasonic Corp.	93,037
1,408	Persimmon PLC	44,545
6,697	PulteGroup, Inc.	187,181
493	Rinnai Corp.	36,677
1,885	SEB SA	351,587
2,616	Sekisui Chemical Co. Ltd.	45,446
7,327	Sekisui House Ltd.	119,482
6,153	Sony Corp.	349,876
67,647	Taylor Wimpey PLC	147,153
35,310	Techtronic Industries Co. Ltd.	216,178
5,269	Toll Brothers, Inc.	190,896

		3,217,731

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Household Products – 0.2%
1,575	Church & Dwight Co., Inc.	$89,113
10,391	Colgate-Palmolive Co.	690,066
1,093	Henkel AG & Co. KGaA	130,438
2,637	Kimberly-Clark Corp.	304,679
15,875	Lion Corp.	334,221
950	Reckitt Benckiser Group PLC	80,923
2,647	The Clorox Co.	383,762
6,069	The Procter & Gamble Co.	503,424
3,231	Unicharm Corp.	105,534

		2,622,160

Independent Power and Renewable Electricity Producers – 0.1%
9,888	AES Corp.	133,092
3,886	Electric Power Development Co. Ltd.	102,800
33,845	Meridian Energy Ltd.	72,584
29,053	Vistra Energy Corp.*	683,908

		992,384

Industrial Conglomerates – 0.2%
2,909	3M Co.	613,566
17,937	CK Hutchison Holdings Ltd.	206,797
514	DCC PLC	46,402
6,174	General Electric Co.	79,892
2,111	Honeywell International, Inc.	335,776
1,508	Jardine Matheson Holdings Ltd.	95,239
2,644	Keihan Holdings Co. Ltd.	96,999
16,337	Keppel Corp. Ltd.	77,769
30,405	NWS Holdings Ltd.	54,192
618	Roper Technologies, Inc.	184,393
1,810	Seibu Holdings, Inc.	32,596
1,760	Siemens AG	228,455
1,522	Smiths Group PLC	31,867

		2,083,943

Insurance – 1.0%
19,238	Admiral Group PLC	519,168
34,734	Aegon NV	208,665
6,416	Aflac, Inc.	296,676
4,180	Ageas	216,443
46,242	AIA Group Ltd.	399,265
101	Alleghany Corp.	63,810
2,500	Allianz SE	532,854
908	American Financial Group, Inc.	101,115
1,934	American International Group, Inc.	102,831
954	Aon PLC	138,864
2,826	Arch Capital Group Ltd.*	86,391
1,700	Arthur J. Gallagher & Co.	122,638
14,843	Assicurazioni Generali SpA	247,305
1,242	Assurant, Inc.	127,702
2,623	Athene Holding Ltd. Class A*	130,258
19,413	Aviva PLC	122,135
9,953	AXA SA	250,823
633	Axis Capital Holdings Ltd.	36,410
696	Baloise Holding AG	106,962
1,539	Chubb Ltd.	208,134
922	Cincinnati Financial Corp.	70,690

Common Stocks – (continued)
Insurance – (continued)
4,820	CNP Assurances	111,404
7,890	Dai-ichi Life Holdings, Inc.	150,327
22,196	Direct Line Insurance Group PLC	95,355
189	Everest Re Group Ltd.	42,151
535	Fairfax Financial Holdings Ltd.	293,721
3,780	Fidelity National Financial, Inc.	151,578
2,993	Gjensidige Forsikring ASA	50,033
4,402	Great-West Lifeco, Inc.	107,402
694	Hannover Rueck SE	95,312
5,114	Industrial Alliance Insurance & Financial Services, Inc.	212,006
27,867	Insurance Australia Group Ltd.	154,872
995	Intact Financial Corp.	78,914
14,741	Japan Post Holdings Co. Ltd.	175,069
83,069	Legal & General Group PLC	274,513
2,029	Lincoln National Corp.	133,062
2,455	Loews Corp.	123,511
4,720	Manulife Financial Corp.	86,371
19,604	Mapfre SA	57,710
135	Markel Corp.*	163,188
3,940	Marsh & McLennan Cos., Inc.	333,442
48,741	Medibank Pvt. Ltd.	106,653
5,111	MetLife, Inc.	234,544
2,066	MS&AD Insurance Group Holdings, Inc.	63,486
656	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	141,325
6,427	NN Group NV	275,900
16,715	Poste Italiane SpA(b)	128,760
9,746	Power Corp. of Canada	218,445
7,773	Power Financial Corp.	181,251
2,685	Principal Financial Group, Inc.	148,185
2,427	Prudential Financial, Inc.	238,453
9,352	Prudential PLC	210,277
3,913	QBE Insurance Group Ltd.	31,051
1,216	Reinsurance Group of America, Inc.	173,706
316	RenaissanceRe Holdings Ltd.	42,015
8,607	RSA Insurance Group PLC	70,615
1,264	Sampo Oyj Class A	64,688
970	SCOR SE	39,212
878	Sompo Holdings, Inc.	37,466
2,333	Sony Financial Holdings, Inc.	46,458
4,946	Sun Life Financial, Inc.	196,589
12,316	Suncorp Group Ltd.	137,344
352	Swiss Life Holding AG*	127,499
1,643	Swiss Re AG	147,821
2,881	T&D Holdings, Inc.	43,776
2,802	The Allstate Corp.	281,797
1,868	The Hartford Financial Services Group, Inc.	94,091
5,303	The Progressive Corp.	358,112
1,664	The Travelers Cos., Inc.	218,982
3,894	Tokio Marine Holdings, Inc.	183,492
2,955	Torchmark Corp.	259,804
3,691	Tryg A/S	90,771
3,571	Unum Group	131,698

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
1,820	W.R. Berkley Corp.	$142,433
631	Willis Towers Watson PLC	92,927
647	Zurich Insurance Group AG	196,966

		12,135,672

Internet & Direct Marketing Retail – 0.6%
2,387	Amazon.com, Inc.*	4,804,339
261	Booking Holdings, Inc.*	509,355
1,715	Expedia Group, Inc.	223,807
1,534	Netflix, Inc.*	564,021
18,784	Qurate Retail, Inc.*	390,519
4,475	Rakuten, Inc.	34,214
10,019	Start Today Co. Ltd.	344,745
6,454	TripAdvisor, Inc.*	350,517
4,809	Zalando SE*(b)	252,954

		7,474,471

Internet Software & Services – 0.8%
2,743	Akamai Technologies, Inc.*	206,109
1,635	Alphabet, Inc. Class A*	2,013,993
1,562	Alphabet, Inc. Class C*	1,902,813
81,327	Auto Trader Group PLC(b)	474,171
1,691	Delivery Hero SE*(b)	93,167
3,878	DeNA Co. Ltd.	67,047
8,191	eBay, Inc.*	283,490
14,289	Facebook, Inc. Class A*	2,511,006
2,155	GoDaddy, Inc. Class A*	175,546
22,788	Kakaku.com, Inc.	420,783
411	MercadoLibre, Inc.	140,731
1,893	REA Group Ltd.	124,477
514	Shopify, Inc. Class A*	74,780
4,165	Twitter, Inc.*	146,525
2,768	VeriSign, Inc.*	439,032
1,373	Zillow Group, Inc. Class C*	66,796

		9,140,466

IT Services – 1.0%
5,791	Accenture PLC Class A	979,084
2,024	Alliance Data Systems Corp.	482,886
3,990	Amadeus IT Group SA	370,005
5,812	Atos SE	697,922
2,186	Automatic Data Processing, Inc.	320,795
2,376	Broadridge Financial Solutions, Inc.	321,093
1,757	Capgemini SE	226,471
2,953	CGI Group, Inc. Class A*	193,902
5,068	Cognizant Technology Solutions Corp. Class A	397,483
4,687	Computershare Ltd.	64,847
9,574	DXC Technology Co.	872,096
3,671	Fidelity National Information Services, Inc.	397,092
3,380	Fiserv, Inc.*	270,637
819	FleetCor Technologies, Inc.*	175,053
15,287	Fujitsu Ltd.	111,776
680	Gartner, Inc.*	101,837
1,520	Global Payments, Inc.	189,362

Common Stocks – (continued)
IT Services – (continued)
4,123	International Business Machines Corp.	603,937
1,839	Jack Henry & Associates, Inc.	291,371
8,326	Leidos Holdings, Inc.	589,231
4,814	MasterCard, Inc. Class A	1,037,706
1,418	Nomura Research Institute Ltd.	70,501
9,143	NTT Data Corp.	117,321
661	Obic Co. Ltd.	62,056
1,128	Otsuka Corp.	40,807
2,892	Paychex, Inc.	211,839
4,399	PayPal Holdings, Inc.*	406,160
5,952	Sabre Corp.	155,407
2,257	Square, Inc. Class A*	200,060
18,926	The Western Union Co.	358,080
3,244	Total System Services, Inc.	315,122
7,678	Visa, Inc. Class A	1,127,821
934	Wirecard AG	207,727
2,214	Worldpay, Inc. Class A*	215,621

		12,183,108

Leisure Products – 0.1%
2,504	Bandai Namco Holdings, Inc.	97,044
3,365	Hasbro, Inc.	334,178
2,342	Mattel, Inc.(a)	36,137
1,976	Polaris Industries, Inc.	214,297
1,332	Sankyo Co. Ltd.	50,987
4,378	Sega Sammy Holdings, Inc.	70,570
208	Shimano, Inc.	32,094
1,300	Yamaha Corp.	62,052

		897,359

Life Sciences Tools & Services – 0.1%
1,994	Agilent Technologies, Inc.	134,675
346	Illumina, Inc.*	122,771
2,395	IQVIA Holdings, Inc.*	304,380
284	Lonza Group AG*	91,413
798	Mettler-Toledo International, Inc.*	466,399
810	QIAGEN NV*	31,404
1,873	Thermo Fisher Scientific, Inc.	447,834
597	Waters Corp.*	113,120

		1,711,996

Machinery – 0.4%
5,650	AGCO Corp.	337,079
2,981	Alfa Laval AB	79,911
2,896	Alstom SA	127,721
2,910	ANDRITZ AG	172,420
4,286	Atlas Copco AB Class A	122,184
3,592	Atlas Copco AB Class B	94,998
1,951	Caterpillar, Inc.	270,896
18,816	CNH Industrial NV	225,137
1,006	Cummins, Inc.	142,651
423	Deere & Co.	60,827
779	Dover Corp.	66,893
435	FANUC Corp.	85,297
1,909	Fortive Corp.	160,318
1,813	Hitachi Construction Machinery Co. Ltd.	54,188

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Machinery – (continued)
566	Hoshizaki Corp.	$53,604
1,040	IDEX Corp.	159,338
1,244	Illinois Tool Works, Inc.	172,767
2,021	Ingersoll-Rand PLC	204,707
2,957	Komatsu Ltd.	83,839
727	Kone Oyj Class B	39,252
1,436	Makita Corp.	65,105
614	MAN SE	66,736
2,259	MINEBEA MITSUMI, Inc.	42,367
7,195	MISUMI Group, Inc.	185,384
3,503	Mitsubishi Heavy Industries Ltd.	129,977
687	PACCAR, Inc.	47,005
1,212	Parker-Hannifin Corp.	212,827
6,761	Pentair PLC	293,968
3,231	Sandvik AB	56,557
442	Schindler Holding AG	103,907
1,565	Snap-on, Inc.	276,661
487	Stanley Black & Decker, Inc.	68,438
1,571	Sumitomo Heavy Industries Ltd.	51,116
480	The Middleby Corp.*(a)	58,339
5,196	Volvo AB Class B	89,511
1,291	WABCO Holdings, Inc.*	158,896
1,259	Wabtec Corp.	136,375
2,276	Xylem, Inc.	172,771

		4,929,967

Marine – 0.0%
26	AP Moller – Maersk A/S Class B	40,295
2,724	Kuehne & Nagel International AG	439,770

		480,065

Media – 0.4%
1,350	Axel Springer SE	98,075
500	Charter Communications, Inc. Class A*	155,200
13,906	Comcast Corp. Class A	514,383
5,293	CyberAgent, Inc.	300,699
4,284	Discovery, Inc. Class A*(a)	119,224
5,035	Discovery, Inc. Class C*	129,097
3,884	Hakuhodo DY Holdings, Inc.	65,530
826	Liberty Global PLC Class A*	22,145
1,092	Liberty Global PLC Class C*	28,272
2,245	Liberty Media Corp.-Liberty SiriusXM Class A*	104,931
3,270	Liberty Media Corp.-Liberty SiriusXM Class C*	153,821
10,780	News Corp. Class A	140,895
857	Omnicom Group, Inc.	59,407
19,412	Pearson PLC	230,850
1,658	Publicis Groupe SA	106,021
2,760	RTL Group SA	207,015
10,443	Schibsted ASA Class B	338,818
1,717	Shaw Communications, Inc. Class B	34,629
25,317	Sirius XM Holdings, Inc.(a)	179,751
177	Telenet Group Holding NV*	9,682
1,358	The Interpublic Group of Cos., Inc.	31,709

Common Stocks – (continued)
Media – (continued)
4,439	The Walt Disney Co.	497,257
4,016	Twenty-First Century Fox, Inc. Class A	182,326
1,903	Twenty-First Century Fox, Inc. Class B	85,445
4,715	Viacom, Inc. Class B	138,055
1,899	Vivendi SA	49,357
8,405	WPP PLC	139,394

		4,121,988

Metals & Mining – 0.3%
44,809	Alumina Ltd.	92,727
16,583	Anglo American PLC	333,006
5,810	Antofagasta PLC	60,860
11,926	ArcelorMittal	359,701
15,395	BHP Billiton Ltd.	369,825
6,867	BHP Billiton PLC	146,916
20,845	BlueScope Steel Ltd.	259,455
6,023	Boliden AB	157,723
5,092	First Quantum Minerals Ltd.	63,874
17,087	Freeport-McMoRan, Inc.	240,072
47,507	Glencore PLC*	193,547
3,360	JFE Holdings, Inc.	73,447
13,594	Kobe Steel Ltd.	113,803
2,143	Maruichi Steel Tube Ltd.	65,673
3,317	Newcrest Mining Ltd.	46,014
6,071	Newmont Mining Corp.	188,383
1,551	Nippon Steel & Sumitomo Metal Corp.	31,178
20,493	Norsk Hydro ASA	112,993
497	Nucor Corp.	31,062
1,668	Rio Tinto Ltd.	87,160
5,791	Rio Tinto PLC	275,028
90,801	South32 Ltd.	227,105
3,260	Steel Dynamics, Inc.	149,080
1,620	Sumitomo Metal Mining Co. Ltd.	52,268
9,951	Teck Resources Ltd. Class B	224,260
808	voestalpine AG	36,318

		3,991,478

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
12,649	AGNC Investment Corp.	240,584
36,005	Annaly Capital Management, Inc.	382,373

		622,957

Multi-Utilities – 0.2%
9,228	AGL Energy Ltd.	137,950
1,810	Ameren Corp.	114,446
1,539	Atco Ltd. Class I	46,005
1,900	Canadian Utilities Ltd. Class A	46,226
2,659	CenterPoint Energy, Inc.	73,894
1,835	CMS Energy Corp.	90,355
1,478	Consolidated Edison, Inc.	116,658
1,627	Dominion Energy, Inc.	115,143
1,347	DTE Energy Co.	149,706
6,277	E.ON SE	67,011

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – (continued)
9,988	Engie SA	$146,603
958	Innogy SE(b)	41,623
8,470	National Grid PLC	89,054
2,888	NiSource, Inc.	78,178
4,231	Public Service Enterprise Group, Inc.	221,493
3,044	RWE AG	77,205
2,039	SCANA Corp.	78,175
548	Sempra Energy	63,612
4,291	Veolia Environnement SA	90,391
1,799	WEC Energy Group, Inc.	121,576

		1,965,304

Multiline Retail – 0.5%
495	Canadian Tire Corp. Ltd. Class A	61,930
6,603	Dollar General Corp.	711,341
6,508	Dollar Tree, Inc.*	523,959
10,696	Dollarama, Inc.	404,481
771	Don Quijote Holdings Co. Ltd.	37,420
8,752	Isetan Mitsukoshi Holdings Ltd.	98,940
10,564	Kohl’s Corp.	835,718
22,939	Macy’s, Inc.	838,420
106,047	Marks & Spencer Group PLC	414,909
1,899	Marui Group Co. Ltd.	41,935
4,895	Next PLC	349,498
10,559	Nordstrom, Inc.	663,633
1,243	Ryohin Keikaku Co. Ltd.	369,099
1,758	Takashimaya Co. Ltd.	28,378
9,897	Target Corp.	865,987

		6,245,648

Oil, Gas & Consumable Fuels – 1.2%
3,804	Aker BP ASA	134,633
1,747	Anadarko Petroleum Corp.	112,507
1,033	Andeavor	157,832
80,840	BP PLC	575,675
1,320	Cabot Oil & Gas Corp.	31,456
2,034	Caltex Australia Ltd.	44,199
12,734	Cameco Corp.	132,317
3,642	Canadian Natural Resources Ltd.	124,358
13,280	Cenovus Energy, Inc.	123,133
1,372	Cheniere Energy, Inc.*	91,828
8,172	Chevron Corp.	968,055
728	Concho Resources, Inc.*	99,845
4,987	ConocoPhillips	366,196
1,954	Continental Resources, Inc.*	128,866
2,107	Devon Energy Corp.	90,454
920	Diamondback Energy, Inc.	111,394
9,975	Enagas SA	277,160
1,173	Enbridge, Inc.	40,008
4,663	Encana Corp.	61,745
14,181	Eni SpA	263,157
2,545	EOG Resources, Inc.	300,895
9,379	Equinor ASA	240,573
16,229	Exxon Mobil Corp.	1,301,079
7,464	Galp Energia SGPS SA	151,486
1,483	Hess Corp.	99,865

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
7,889	HollyFrontier Corp.	587,888
15,776	Husky Energy, Inc.	260,878
3,366	Idemitsu Kosan Co. Ltd.	169,893
5,694	Imperial Oil Ltd.	177,452
5,115	Inpex Corp.	55,924
1,688	Inter Pipeline Ltd.	31,018
40,993	JXTG Holdings, Inc.	288,626
1,120	Keyera Corp.	30,862
4,733	Kinder Morgan, Inc.	83,774
3,377	Lundin Petroleum AB	117,391
5,736	Marathon Oil Corp.	123,381
8,670	Marathon Petroleum Corp.	713,454
1,356	Neste Oyj	117,732
2,104	Noble Energy, Inc.	62,531
4,591	Occidental Petroleum Corp.	366,683
14,231	Oil Search Ltd.	91,859
3,901	OMV AG	206,819
2,821	ONEOK, Inc.	185,932
30,730	Origin Energy Ltd.*	175,867
1,103	Parsley Energy, Inc. Class A*	30,630
948	Pembina Pipeline Corp.	32,334
6,083	Phillips 66	720,896
764	Pioneer Natural Resources Co.	133,471
5,459	Repsol SA	104,992
20,791	Royal Dutch Shell PLC Class A	676,412
17,221	Royal Dutch Shell PLC Class B	570,048
45,112	Santos Ltd.	220,440
5,602	Showa Shell Sekiyu K.K.	112,999
12,459	Snam SpA	51,153
7,392	Suncor Energy, Inc.	304,290
574	Targa Resources Corp.	31,610
2,643	The Williams Cos., Inc.	78,206
9,884	TOTAL SA	619,804
1,223	TransCanada Corp.	52,088
6,172	Valero Energy Corp.	727,555
4,501	Woodside Petroleum Ltd.	119,412

		14,463,020

Paper & Forest Products – 0.1%
1,631	Mondi PLC	45,450
16,187	Oji Holdings Corp.	110,789
3,853	Stora Enso Oyj Class R	71,712
3,938	UPM-Kymmene Oyj	151,906
4,233	West Fraser Timber Co. Ltd.	280,805

		660,662

Personal Products – 0.3%
1,847	Beiersdorf AG	214,991
4,066	Kao Corp.	315,517
1,051	Kobayashi Pharmaceutical Co. Ltd.	75,420
2,297	Kose Corp.	423,529
2,636	L’Oreal SA	631,074
9,147	Pola Orbis Holdings, Inc.	322,357
7,074	Shiseido Co. Ltd.	498,012
5,017	The Estee Lauder Cos., Inc. Class A	702,982
7,907	Unilever NV	454,663

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Personal Products – (continued)
7,002	Unilever PLC	$399,007

		4,037,552

Pharmaceuticals – 1.1%
3,240	Allergan PLC	621,140
24,384	Astellas Pharma, Inc.	413,397
5,001	AstraZeneca PLC	377,444
9,092	Aurora Cannabis, Inc.*	61,310
9,543	Bausch Health Cos, Inc.*	220,403
5,089	Bayer AG	474,927
8,570	Bristol-Myers Squibb Co.	518,914
1,032	Chugai Pharmaceutical Co. Ltd.	59,781
2,483	Daiichi Sankyo Co. Ltd.	96,916
856	Eisai Co. Ltd.	77,517
3,753	Eli Lilly & Co.	396,504
24,168	GlaxoSmithKline PLC	489,471
1,706	H. Lundbeck A/S	100,467
831	Hisamitsu Pharmaceutical Co., Inc.	60,705
2,171	Ipsen SA	386,879
939	Jazz Pharmaceuticals PLC*	160,494
13,567	Johnson & Johnson	1,827,339
6,427	Merck & Co., Inc.	440,828
1,729	Merck KGaA	181,680
2,215	Mitsubishi Tanabe Pharma Corp.	36,944
12,336	Mylan NV*	482,708
2,277	Nektar Therapeutics*	151,398
4,975	Novartis AG	412,737
8,319	Novo Nordisk A/S Class B	409,512
2,214	Ono Pharmaceutical Co. Ltd.	58,170
7,057	Orion Oyj Class B	259,532
1,073	Otsuka Holdings Co. Ltd.	50,340
4,716	Perrigo Co. PLC	360,821
31,938	Pfizer, Inc.	1,326,066
2,657	Recordati SpA	93,080
3,355	Roche Holding AG	831,884
4,312	Sanofi	370,286
680	Shionogi & Co. Ltd.	39,520
5,295	Sumitomo Dainippon Pharma Co. Ltd.	112,673
671	Taisho Pharmaceutical Holdings Co. Ltd.	72,731
1,931	Takeda Pharmaceutical Co. Ltd.	80,448
25,405	Teva Pharmaceutical Industries Ltd. ADR	582,029
2,965	UCB SA	271,414
545	Vifor Pharma AG	100,365
4,709	Zoetis, Inc.	426,635

		13,495,409

Professional Services – 0.4%
1,630	Adecco Group AG	99,768
2,147	Bureau Veritas SA	55,240
538	CoStar Group, Inc.*	237,882
13,809	Experian PLC	343,893
1,986	IHS Markit Ltd.*	109,230
997	Intertek Group PLC	66,458
1,780	ManpowerGroup, Inc.	166,839

Common Stocks – (continued)
Professional Services – (continued)
5,355	Nielsen Holdings PLC	139,230
5,776	Persol Holdings Co. Ltd.	129,134
4,214	Randstad NV	264,399
12,727	Recruit Holdings Co. Ltd.	387,931
8,218	RELX NV	182,242
9,094	RELX PLC	201,983
8,235	Robert Half International, Inc.	643,812
5,722	SEEK Ltd.	92,538
130	SGS SA	342,203
802	Teleperformance	154,205
2,034	Verisk Analytics, Inc.*	242,229
4,652	Wolters Kluwer NV	295,138

		4,154,354

Real Estate Management & Development – 0.3%
12,853	CapitaLand Ltd.	32,127
10,161	CBRE Group, Inc. Class A*	495,958
6,747	City Developments Ltd.	45,625
17,722	CK Asset Holdings Ltd.	126,389
502	Daito Trust Construction Co. Ltd.	75,242
7,041	Daiwa House Industry Co. Ltd.	214,497
2,557	Deutsche Wohnen SE	129,265
2,069	First Capital Realty, Inc.	32,406
17,600	Hang Lung Group Ltd.	49,353
6,226	Henderson Land Development Co. Ltd.	32,944
4,960	Hongkong Land Holdings Ltd.	34,334
4,221	Hulic Co. Ltd.	39,937
8,451	Hysan Development Co. Ltd.	43,365
3,782	Jones Lang LaSalle, Inc.	576,831
39,221	Kerry Properties Ltd.	148,739
4,527	LendLease Group	66,763
1,932	Mitsubishi Estate Co. Ltd.	32,037
1,397	Mitsui Fudosan Co. Ltd.	31,965
25,527	New World Development Co. Ltd.	34,118
1,460	Nomura Real Estate Holdings, Inc.	31,627
2,070	Sumitomo Realty & Development Co. Ltd.	71,650
3,935	Sun Hung Kai Properties Ltd.	58,432
12,798	Swire Pacific Ltd. Class A	144,844
12,673	Swire Properties Ltd.	49,823
670	Swiss Prime Site AG*	61,739
17,407	Tokyu Fudosan Holdings Corp.	118,480
8,776	UOL Group Ltd.	44,178
2,863	Vonovia SE	146,856
5,636	Wharf Real Estate Investment Co. Ltd.	37,394
15,294	Wheelock & Co. Ltd.	96,032

		3,102,950

Road & Rail – 0.2%
85	AMERCO	31,866
2,620	Canadian National Railway Co.	233,009
748	Canadian Pacific Railway Ltd.	157,332
1,242	Central Japan Railway Co.	249,365
2,895	CSX Corp.	214,693

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – (continued)
1,578	DSV A/S	$148,180
775	East Japan Railway Co.	70,077
1,598	Hankyu Hanshin Holdings, Inc.	56,991
726	J.B. Hunt Transport Services, Inc.	87,665
715	Kansas City Southern	82,911
901	Keio Corp.	44,652
1,742	Keisei Electric Railway Co. Ltd.	58,425
1,884	Kintetsu Group Holdings Co. Ltd.	73,897
1,392	Knight-Swift Transportation Holdings, Inc.	47,509
1,923	Kyushu Railway Co.	57,775
12,338	MTR Corp. Ltd.	63,594
2,714	Nagoya Railroad Co. Ltd.	61,840
1,088	Norfolk Southern Corp.	189,138
2,507	Odakyu Electric Railway Co. Ltd.	54,183
809	Old Dominion Freight Line, Inc.	123,292
1,623	Tobu Railway Co. Ltd.	45,251
5,634	Tokyu Corp.	92,829
2,775	Union Pacific Corp.	417,970
1,689	West Japan Railway Co.	113,253

		2,775,697

Semiconductors & Semiconductor Equipment – 0.7%
20,696	Advanced Micro Devices, Inc.*	520,918
1,008	Analog Devices, Inc.	99,641
6,569	Applied Materials, Inc.	282,598
7,149	ASM Pacific Technology Ltd.	75,461
1,374	ASML Holding NV	280,949
1,268	Broadcom, Inc.	277,730
266	Disco Corp.	47,562
1,611	Infineon Technologies AG	40,966
28,070	Intel Corp.	1,359,430
1,426	KLA-Tencor Corp.	165,716
1,694	Lam Research Corp.	293,215
5,355	Marvell Technology Group Ltd.	110,741
1,545	Maxim Integrated Products, Inc.	93,426
533	Microchip Technology, Inc.	45,854
16,383	Micron Technology, Inc.*	860,435
3,985	NVIDIA Corp.	1,118,510
2,957	NXP Semiconductors NV*	275,415
11,810	ON Semiconductor Corp.*	252,025
892	Qorvo, Inc.*	71,440
2,090	QUALCOMM, Inc.	143,604
430	Rohm Co. Ltd.	38,849
2,241	Skyworks Solutions, Inc.	204,603
5,879	STMicroelectronics NV	121,299
2,460	Sumco Corp.	43,939
8,023	Texas Instruments, Inc.	901,785
374	Tokyo Electron Ltd.	63,673
488	Xilinx, Inc.	37,981

		7,827,765

Software – 1.4%
1,419	Activision Blizzard, Inc.	102,310
3,102	Adobe Systems, Inc.*	817,408
1,080	ANSYS, Inc.*	200,858

Common Stocks – (continued)
Software – (continued)
2,565	Autodesk, Inc.*	395,908
7,894	CA, Inc.	345,757
10,941	Cadence Design Systems, Inc.*	514,665
1,639	CDK Global, Inc.	102,142
457	Check Point Software Technologies Ltd.*	53,099
4,874	Citrix Systems, Inc.*	555,733
756	Constellation Software, Inc.	576,466
1,360	Dassault Systemes SE	220,703
7,591	Dell Technologies, Inc. Class V*	730,026
2,645	Electronic Arts, Inc.*	299,969
6,008	Fortinet, Inc.*	503,230
4,336	Intuit, Inc.	951,622
740	Konami Holdings Corp.	30,953
6,360	LINE Corp.*	290,197
3,265	Micro Focus International PLC	55,429
43,208	Microsoft Corp.	4,853,555
2,746	Nexon Co. Ltd.*	34,463
492	Nice Ltd.*	56,804
14,947	Oracle Corp.	747,686
2,687	Red Hat, Inc.*	396,951
3,626	salesforce.com, Inc.*	553,618
2,323	SAP SE	278,871
2,319	ServiceNow, Inc.*	455,359
3,524	Splunk, Inc.*	451,601
2,163	SS&C Technologies Holdings, Inc.	128,352
18,422	Symantec Corp.	371,388
2,098	Synopsys, Inc.*	214,290
519	Take-Two Interactive Software, Inc.*	69,318
1,272	Temenos AG*	229,584
26,176	The Sage Group PLC	202,476
712	Trend Micro, Inc.	44,769
3,645	Ubisoft Entertainment SA*	392,704
1,096	VMware, Inc. Class A*	167,973
712	Workday, Inc. Class A*	110,032

		16,506,269

Specialty Retail – 0.9%
954	ABC-Mart, Inc.	52,003
3,591	Advance Auto Parts, Inc.	589,032
795	AutoZone, Inc.*	609,670
11,904	Best Buy Co., Inc.	947,082
555	CarMax, Inc.*	43,318
1,614	Dufry AG*	199,771
758	Fast Retailing Co. Ltd.	353,291
27,862	Hennes & Mauritz AB Class B	375,407
1,336	Hikari Tsushin, Inc.	252,413
11,436	Industria de Diseno Textil SA	345,580
18,754	Kingfisher PLC	66,670
14,937	L Brands, Inc.	394,785
7,869	Lowe’s Cos., Inc.	855,754
1,181	Nitori Holdings Co. Ltd.	179,192
1,601	O’Reilly Automotive, Inc.*	537,007
7,195	Ross Stores, Inc.	689,137
832	Shimamura Co. Ltd.	76,875
15,850	The Gap, Inc.	481,048

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – (continued)
8,104	The Home Depot, Inc.	$1,627,040
8,278	The TJX Cos., Inc.	910,332
2,354	Tiffany & Co.	288,718
6,239	Tractor Supply Co.	550,779
1,847	Ulta Salon, Cosmetics & Fragrance, Inc.*	480,220
2,167	USS Co. Ltd.	40,819
26,353	Yamada Denki Co. Ltd.	130,610

		11,076,553

Technology Hardware, Storage & Peripherals – 0.8%
30,413	Apple, Inc.	6,922,911
2,837	Brother Industries Ltd.	58,199
4,852	Canon, Inc.	155,684
3,575	FUJIFILM Holdings Corp.	151,002
4,910	Hewlett Packard Enterprise Co.	81,162
16,410	HP, Inc.	404,507
7,226	Konica Minolta, Inc.	73,486
2,902	NetApp, Inc.	251,923
3,306	Ricoh Co. Ltd.	34,651
4,839	Seagate Technology PLC	259,080
6,644	Western Digital Corp.	420,167
1,624	Xerox Corp.	45,245

		8,858,017

Textiles, Apparel & Luxury Goods – 0.8%
1,675	adidas AG	417,962
12,842	Asics Corp.	191,979
20,891	Burberry Group PLC	607,157
1,493	Cie Financiere Richemont SA	131,833
914	Hermes International	595,048
4,713	HUGO BOSS AG	376,369
504	Kering SA	274,516
4,828	Lululemon Athletica, Inc.*	748,002
3,955	Luxottica Group SpA	262,254
1,767	LVMH Moet Hennessy Louis Vuitton SE	619,424
8,972	Michael Kors Holdings Ltd.*	651,547
9,188	Moncler SpA	415,759
11,483	NIKE, Inc. Class B	943,903
1,435	Pandora A/S	85,735
559	Puma SE	306,233
2,280	PVH Corp.	326,405
3,544	Ralph Lauren Corp.	470,679
7,840	Tapestry, Inc.	397,410
1,137	The Swatch Group AG	227,312
16,368	Under Armour, Inc. Class A*(a)	334,726
17,466	Under Armour, Inc. Class C*(a)	331,330
7,949	VF Corp.	732,341

		9,447,924

Thrifts & Mortgage Finance – 0.0%
6,974	New York Community Bancorp, Inc.	75,110

Tobacco – 0.1%
4,180	Altria Group, Inc.	244,613
5,139	British American Tobacco PLC	248,508

Common Stocks – (continued)
Tobacco – (continued)
7,683	Imperial Brands PLC	273,741
2,193	Japan Tobacco, Inc.	57,657
6,357	Philip Morris International, Inc.	495,147
6,370	Swedish Match AB	340,531

		1,660,197

Trading Companies & Distributors – 0.3%
1,527	AerCap Holdings NV*	86,993
2,675	Ashtead Group PLC	82,087
1,171	Brenntag AG	70,586
1,428	Bunzl PLC	44,460
9,033	Fastenal Co.	527,166
3,916	Ferguson PLC	314,264
8,606	HD Supply Holdings, Inc.*	392,347
12,972	Itochu Corp.	226,671
24,929	Marubeni Corp.	204,255
12,804	Mitsubishi Corp.	365,132
10,970	Mitsui & Co. Ltd.	182,747
16,778	Rexel SA	264,028
13,514	Sumitomo Corp.	219,143
3,740	Toyota Tsusho Corp.	127,413
616	United Rentals, Inc.*	96,016
1,954	W.W. Grainger, Inc.	691,853

		3,895,161

Transportation Infrastructure – 0.0%
238	Aena SME SA(b)	42,092
538	Aeroports de Paris	118,370
393	Fraport AG Frankfurt Airport Services Worldwide	35,327
3,702	Getlink	46,636
715	Japan Airport Terminal Co. Ltd.	31,999
4,911	Kamigumi Co. Ltd.	99,659
5,686	Transurban Group	49,280

		423,363

Water Utilities – 0.0%
1,790	American Water Works Co., Inc.	156,679
1,671	Severn Trent PLC	43,402
4,329	United Utilities Group PLC	41,666

		241,747

Wireless Telecommunication Services – 0.1%
5,630	KDDI Corp.	148,856
600	Millicom International Cellular SA	34,553
9,425	NTT DOCOMO, Inc.	244,256
1,258	Rogers Communications, Inc. Class B	65,185
578	SoftBank Group Corp.	53,515
5,194	Sprint Corp.*	31,735
4,117	T-Mobile US, Inc.*	271,887
4,670	Tele2 AB Class B	57,604
133,091	Vodafone Group PLC	283,596

		1,191,187

TOTAL COMMON STOCKS
(Cost $282,161,638)		$315,126,062

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

Shares	Rate	Value
Preferred Stocks – 0.0%
Auto Components – 0.0%
Schaeffler AG
EUR 3,344	5.240%	$45,394

Automobiles – 0.0%
Bayerische Motoren Werke AG
440	5.890	36,897
Porsche Automobil Holding SE
$ 969	3.020	61,308
Volkswagen AG
EUR 366	2.580	59,829

		158,034

Chemicals – 0.0%
FUCHS PETROLUB SE
3,146	1.880	184,195

Health Care Equipment & Supplies – 0.0%
Sartorius AG
348	0.370	63,220

TOTAL PREFERRED STOCKS
(Cost $454,134)		$450,843

Shares	Description	Value
Exchange Traded Funds – 59.1%
943,269	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(c)	$31,005,252
3,352,865	iShares Core MSCI Emerging Markets ETF	175,388,368
2,250,726	iShares MSCI EAFE ETF	151,563,889
1,251,216	iShares MSCI EAFE Small-Cap ETF	78,488,780
987,106	Vanguard S&P 500 ETF	263,280,912

TOTAL EXCHANGE TRADED FUNDS
(Cost $637,447,327)		$699,727,201

Shares	Distribution Rate	Value
Investment Company(c) – 7.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
84,833,299	1.879%	$84,833,299
(Cost $84,833,299)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,004,896,398)		$1,100,137,405

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund— Institutional Shares
532,050	1.879%	532,050
(Cost $532,050)

TOTAL INVESTMENTS – 92.9%
(Cost $1,005,428,448)		$1,100,669,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.1%		83,606,931

NET ASSETS – 100.0%		$1,184,276,386

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,044,633, which represents approximately 0.2% of the Fund’s net assets as of August 31, 2018. The liquidity determination is unaudited.
(c)	Represents affiliated funds.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	10,385,499	AUD	13,610,000	09/19/18	$601,547
	USD	3,420,734	CAD	4,410,000	09/19/18	40,224
	USD	2,563,518	DKK	16,110,000	09/19/18	51,293
	USD	50,523,814	EUR	42,680,000	09/19/18	913,736
	USD	27,658,311	GBP	20,565,000	09/19/18	976,621
	USD	5,252,103	HKD	41,150,000	09/19/18	7,487
	USD	338,557	ILS	1,200,000	09/20/18	5,208
	USD	37,835,496	JPY	4,140,000,000	09/19/18	526,423
	USD	1,140,974	NOK	9,200,000	09/19/18	43,091
	USD	329,092	NZD	470,000	09/19/18	18,143
	USD	3,884,184	SEK	33,675,000	09/19/18	196,537
	USD	2,041,934	SGD	2,720,000	09/19/18	59,735
TOTAL						$3,440,045

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	1,753,605	AUD	2,440,000	09/19/18	$(462)
	USD	1,913,521	CAD	2,520,000	09/19/18	(18,198)
	USD	13,948,143	CHF	13,630,000	09/19/18	(136,978)
	USD	434,849	DKK	2,790,000	09/19/18	(230)
	USD	5,368,126	EUR	4,620,000	09/19/18	(2,037)
	USD	2,548,448	GBP	1,965,000	09/19/18	(1,006)
	USD	338,978	HKD	2,660,000	09/19/18	(42)
	USD	166,532	ILS	600,000	09/20/18	(143)
	USD	3,179,914	JPY	353,000,000	09/19/18	(1,271)
	USD	149,141	NOK	1,250,000	09/19/18	(28)
	USD	59,524	NZD	90,000	09/19/18	(19)
	USD	820,668	SEK	7,500,000	09/19/18	(634)
	USD	131,131	SGD	180,000	09/19/18	(43)
TOTAL						$(161,091)

FUTURES CONTRACTS — At August 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 Mini Index	1,387	09/21/18	$120,710,610	$4,036,427
S&P Toronto Stock Exchange 60 Index	164	09/20/18	24,256,920	247,216
TOTAL FUTURES CONTRACTS				$4,283,643

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At August 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls:
Eurodollar Futures	96.50	USD	09/17/2018	4,163	$10,407,500	$11,916,587	$10,799,908	$1,116,679
Eurodollar Futures	97.00	USD	09/17/2018	376	940,000	606,300	595,160	11,140
Eurodollar Futures	97.38	USD	09/17/2018	579	1,447,500	390,825	1,118,625	(727,800)
Eurodollar Futures	98.13	USD	09/17/2018	80	200,000	500	89,185	(88,685)
Eurodollar Futures	98.25	USD	09/17/2018	112	280,000	700	229,174	(228,474)
Eurodollar Futures	96.50	USD	12/17/2018	381	952,500	842,963	805,934	37,029
Eurodollar Futures	97.25	USD	12/17/2018	448	1,120,000	168,000	857,947	(689,947)
Eurodollar Futures	98.00	USD	12/17/2018	104	260,000	650	130,240	(129,590)
Eurodollar Futures	98.13	USD	12/17/2018	120	300,000	750	266,792	(266,042)
Eurodollar Futures	99.00	USD	12/17/2018	3,240	8,100,000	20,250	250,484	(230,234)
Eurodollar Futures	96.50	USD	03/18/2019	434	1,085,000	802,900	777,382	25,518
Eurodollar Futures	97.13	USD	03/18/2019	917	2,292,500	401,188	1,940,158	(1,538,970)
Eurodollar Futures	97.88	USD	03/18/2019	99	247,500	3,094	143,779	(140,685)
Eurodollar Futures	98.00	USD	03/18/2019	141	352,500	3,525	296,584	(293,059)
Eurodollar Futures	99.00	USD	03/18/2019	5,264	13,160,000	32,900	372,335	(339,435)
Eurodollar Futures	96.88	USD	06/17/2019	1,341	3,352,500	1,056,038	2,418,418	(1,362,380)
Eurodollar Futures	97.75	USD	06/17/2019	166	415,000	11,412	357,871	(346,459)
Eurodollar Futures	99.00	USD	06/17/2019	2,194	5,485,000	13,713	180,981	(167,268)
Eurodollar Futures	96.75	USD	09/16/2019	1,291	3,227,500	1,291,000	2,732,389	(1,441,389)
Eurodollar Futures	97.75	USD	09/16/2019	337	842,500	40,018	211,403	(171,385)
Eurodollar Futures	96.50	USD	12/16/2019	746	1,865,000	1,100,350	1,433,729	(333,379)
Eurodollar Futures	96.00	USD	03/16/2020	611	1,527,500	1,600,056	1,579,130	20,926
Eurodollar Futures	97.00	USD	06/15/2020	1,223	3,057,500	1,085,413	974,475	110,938
Eurodollar Futures	97.00	USD	09/14/2020	898	2,245,000	892,387	788,258	104,129
				25,265		$22,281,519	$29,350,341	$(7,068,822)
Puts:
Eurodollar Futures	100.00	USD	03/16/2020	3,202	8,005,000	23,654,775	20,360,870	3,293,905
TOTAL PURCHASED OPTIONS CONTRACTS				28,467		$45,936,294	$49,711,211	$(3,774,917)

Abbreviation:
MS & Co. Int. PLC-Morgan Stanley & Co. International PLC

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $887,903,959)(a)	$984,298,854
Investments of affiliated issuers, at value (cost $116,992,439)	115,838,551
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $532,050)	532,050
Purchased options (cost $49,711,211)	45,936,294
Cash	16,727,451
Foreign currencies, at value (cost $114,315)	111,730
Unrealized gain on forward foreign currency exchange contracts	3,440,045
Variation margin on future contracts	130,929
Receivables:
Fund shares sold	63,500,000
Investments sold	7,384,127
Collateral on certain derivative contracts(b)	1,386,722
Dividends	690,488
Foreign tax reclaims	67,794
Reimbursement from investment adviser	22,339
Securities lending income	376
Other assets	17,797
Total assets	1,240,085,547

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	161,091
Payables:
Investments purchased	54,902,661
Upon return of securities loaned	532,050
Transfer Agency fees	18,977
Accrued expenses	194,382
Total liabilities	55,809,161

Net Assets:
Paid-in capital	1,064,939,820
Undistributed net investment income	11,876,859
Accumulated net realized gain	8,432,869
Net unrealized gain	99,026,838
NET ASSETS	$1,184,276,386
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	96,869,616
Institutional	12.23

(a)	Includes loaned securities having a market value of $519,591.
(b)	Includes amount segregated for initial margin and/or collateral on futures contracts and forward foreign currency transactions of $1,126,722 and $260,000, respectively.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $234,898)	$16,198,907
Dividends — affiliated issuers	1,367,598
Securities lending income — affiliated issuer	18,575
Interest — unaffiliated issuers	2,646
Total investment income	17,587,726

Expenses:
Management fees	2,467,849
Custody, accounting and administrative services	352,046
Transfer Agency fees	164,523
Professional fees	141,745
Printing and mailing costs	55,804
Trustee fees	18,450
Prime Broker Fees	2,762
Registration fees	1,910
Other	42,066
Total expenses	3,247,155
Less — expense reductions	(2,673,860)
Net expenses	573,295
NET INVESTMENT INCOME	17,014,431

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	3,454,738
Futures contracts	12,461,832
Forward foreign currency exchange contracts	1,113,900
Purchased options	(5,731,470)
Foreign currency transactions	(244,397)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	42,396,064
Investments — affiliated issuers	(1,153,888)
Futures contracts	5,031,745
Forward foreign currency exchange contracts	4,787,070
Purchased options	(2,399,606)
Foreign currency translation	(7,787)
Net realized and unrealized gain	59,708,201
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,722,632

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2018	For the Period November 1, 2016- August 31, 2017*	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$17,014,431	$5,810,389	$2,689,429
Net realized gain (loss)	11,054,603	12,228,659	(1,188,397)
Net change in unrealized gain	48,653,598	44,582,819	2,992,072
Net increase in net assets resulting from operations	76,722,632	62,621,867	4,493,104

Distributions to shareholders:
From net investment income	(8,851,460)	(3,930,110)	(1,511,756)
From net realized gains	(12,636,251)	—	(327,168)
Total distributions to shareholders	(21,487,711)	(3,930,110)	(1,838,924)

From share transactions:
Proceeds from sales of shares	808,670,005	410,869,272	44,950,010
Reinvestment of distributions	21,487,711	3,930,110	1,838,924
Cost of shares redeemed	(143,186,818)	(175,666,473)	(42,181,348)
Net increase in net assets resulting from share transactions	686,970,898	239,132,909	4,607,586
TOTAL INCREASE	742,205,819	297,824,666	7,261,766

Net assets:
Beginning of year	442,070,567	144,245,901	136,984,135
End of year	$1,184,276,386	$442,070,567	$144,245,901
Undistributed net investment income	$11,876,859	$3,167,595	$1,076,187

*	The Fund changed its fiscal year end from October 31 to August 31.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Institutional Shares
	Year Ended August 31, 2018	Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Per Share Data
Net asset value, beginning of period	$11.33	$9.84		$9.68	$10.00
Net investment income(b)	0.25	0.15		0.18	0.05
Net realized and unrealized gain (loss)	1.00	1.54		0.11	(0.37)
Total from investment operations	1.25	1.69		0.29	(0.32)
Distributions to shareholders from net investment income	(0.14)	(0.20)		(0.11)	—
Distributions to shareholder from net realized gains	(0.21)	—		(0.02)	—
Total distributions	(0.35)	(0.20)		(0.13)	—
Net asset value, end of period	$12.23	$11.33		$9.84	$9.68
Total return(c)	11.18%	17.43%		3.08%	(3.20)%
Net assets, end of period (in 000s)	$1,184,276	$442,071		$144,246	$136,984
Ratio of net expenses to average net assets(d)	0.07%	0.10	%(e)	0.17%	0.37	%(e)
Ratio of total expenses to average net assets(d)	0.39%	0.42	%(e)	0.48%	0.68	%(e)
Ratio of net investment income to average net assets	2.07%	1.71	%(e)	1.90%	1.04	%(e)
Portfolio turnover rate(f)	18%	44%		37%	—	%(g)

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on April 30, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Portfolio Turnover rounds to less than 0.5%.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

32

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$329,707	$ —
Asia	1,491,399	35,664,330	—
Australia and Oceania	92,030	8,782,682	—
Europe	6,399,351	65,348,573	—
North America	196,775,445	491,797	—
South America	140,731	60,860	—
Exchange Traded Funds	699,727,201	—	—
Investment Company	84,833,299	—	—
Securities Lending Reinvestment Vehicle	532,050	—	—
Total	$989,991,506	$110,677,949	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$3,440,045	$—
Futures Contracts(b)	4,283,643	—	—
Options Purchased	45,936,294	—	—
Total	$50,219,937	$3,440,045	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(161,091)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

34

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$45,936,294	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,440,045	Payable for unrealized loss on forward foreign currency exchange contracts	(161,091)
Equity	Variation margin on future contracts(a)	4,283,643	—	—
Total		$53,659,982		$(161,091)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) on purchased options/ Net change in unrealized gain (loss) on purchased options	$(5,731,470)	$(2,399,606)	24
Currency	Net realized gain (loss) on forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,113,900	5,031,745	33
Equity	Net realized gain (loss) on futures contracts/ Net change in unrealized gain (loss) on futures contracts	12,461,832	4,787,070	1,228
Total		$7,844,262	$7,419,209	1,285

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”). This arrangement will remain in place through at least December 29, 2018 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the fiscal year ended August 31, 2018, GSAM waived $2,467,849 in management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.204%. For the fiscal year ended August 31, 2018, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of the Government Money Market Fund and the shares of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, which are affiliated Underlying Funds. GSAM has agreed to reduce or limit “Other

36

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Expenses” in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the fiscal year ended August 31, 2018, GSAM waived $206,011 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least December 29, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Fund did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — The table below shows the transaction in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2018:

Underlying Fund	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Change in unrealized gain (loss)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund	$33,972,216	$257,593,085	$(206,732,002)	$—	$84,833,299	84,833,299	$1,043,579
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	32,159,140	—	(1,153,888)	31,005,252	943,269	324,019

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were $746,463,421 and $130,086,577 respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a

37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2018

7. SECURITIES LENDING (continued)

management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the fiscal year ended August 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investments in the Government Money Market Fund for the fiscal year ended August 31, 2018:

Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2018
$635,996	$38,856,132	$(38,960,078)	$532,050

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$19,451,366
Net long-term capital gains	2,036,345
Total taxable distributions	$21,487,711

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$3,930,110
Net long-term capital gains	—
Total taxable distributions	$3,930,110

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$1,642,993
Net long-term capital gains	195,931
Total taxable distributions	$1,838,924

38

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

8. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$22,533,885
Undistributed long-term capital gains	3,800,841
Total undistributed earnings	$26,334,726
Timing differences (Straddle Loss Deferral)	$(98,995)
Unrealized gains — net	93,100,835
Total accumulated earnings net	$119,336,566

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,061,065,662
Gross unrealized gain	150,012,127
Gross unrealized loss	(56,911,292)
Net unrealized gains	$93,100,835

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions utilized as distributions, and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, partnership investments and underlying fund investments.

Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$324,222	$(870,515)	$546,293

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

39

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2018

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the [Fund/Portfolio] may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

40

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

9. OTHER RISKS (continued)

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2018		For the Period Ended August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	67,979,907	$808,670,005	39,914,366	$410,869,272	4,638,241	$44,950,010
Reinvestment of distributions	1,818,458	21,487,711	393,011	3,930,110	195,312	1,838,924
Shares redeemed	(11,945,951)	(143,186,818)	(15,947,066)	(175,666,473)	(4,329,302)	(42,181,348)
NET INCREASE	57,852,414	$686,970,898	24,360,311	$239,132,909	504,251	$4,607,586

(a)	The Fund changed its fiscal year end from October 31 to August 31.

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Managed Beta Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Managed Beta Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for the year ended August 31, 2018, for the period November 1, 2016 through August 31, 2017, and for the year ended October 31, 2016 and the financial highlights for each of the periods indicated therein, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year ended August 31, 2018, the changes in its net assets for year ended August 31, 2018, for the period November 1, 2016 through August 31, 2017, and for the year ended October 31, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

42

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days out of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional
Actual	$1,000.00	$1,033.80		$0.41
Hypothetical 5% return	1,000.00	1,024.80	+	0.41

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.07%.

43

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

44

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. They observed that the Fund had outperformed its benchmark index for the one-year period ended March 31, 2018. As part of this review, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

45

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees considered that the Fund is offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees considered the Investment Adviser’s undertaking to waive the management fees payable by the Fund. In this regard, the Trustees noted that, pursuant to the model, clients pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees are waived in order to avoid charging two layers of management fees.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b)

46

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

47

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

48

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

49

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Global Managed Beta Fund - Tax Information (Unaudited)

For the year ended August 31, 2018, 8.77% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2018, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.0897 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 25.41%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0073.

For the year ended August 31, 2018, 39.58% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta Fund designates $2,036,345, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2018.

During the fiscal year ended August 31, 2018, the Global Managed Beta Fund designates $10,599,906, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

50

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 144797-TMPL-10/2015-852663 MGDBETAAR-18/117

Goldman Sachs Funds

Annual Report	August 31, 2018

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2018 (the “Reporting Period”), economic growth indicators, shifting expectations about central bank policy, strong corporate earnings and geopolitics drove the performance of the financial markets. U.S. stocks recorded double-digit gains, significantly outperforming non-U.S. developed markets stocks, which nevertheless generated positive returns. In contrast, fixed income overall recorded a negative return.

Equity Markets

As the Reporting Period began in September 2017, developed markets stocks advanced. In the U.S., economic activity and labor market data showed consistent strength, with the reversal in August of five consecutive downside inflation surprises, the unemployment rate down to 4.2% in September and the Gross Domestic Product (“GDP”) growing at an annualized rate above 3% during the third calendar quarter. The European Central Bank (“ECB”) kept monetary policy unchanged at its September policy meeting and revised down its inflation forecast. Investor sentiment in Japan deteriorated amid North Korean missile launches and escalating geopolitical tensions, while in Europe, the disputed independence referendum in Catalonia, Spain was negative for risk sentiment. The Japanese Prime Minister’s landslide victory in October 2017 reassured investors, signaling a continuation of then-current policies. Progress on tax reform and strong economic activity data was supportive of U.S. equities during October and November 2017. In December, the Federal Reserve (“Fed”) delivered its third interest rate hike of 2017, having previously raised rates in March and June, and maintained its projections for three interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the calendar year from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

Developed markets equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion U.S. tax reform plan and robust corporate earnings across the U.S., Europe and Japan. Fourth quarter 2017 U.S. GDP came in below the economic growth rates recorded in the second and third calendar quarters but was still at a respectable annualized rate of 2.5%. The U.S. labor market also continued to highlight the tightening of slack in the economy during January 2018. In Japan, concerns around a strengthening yen increased, driven by the

1

MARKET REVIEW

Bank of Japan’s (“BoJ”) announcement of reduced Japanese government bond purchases, which were interpreted as a withdrawal from its ultra-accommodative monetary policy. In February 2018, developed markets equities sold off on market speculation about a faster pace of Fed interest rate hikes, which led to a sharp rise in yields and volatility. Robust U.S. labor market data sparked the initial “risk-off” sentiment, or reduced risk appetite. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. inflation data. New Fed Chair Jerome Powell’s testimony before Congress in February 2018, positing a more optimistic economic outlook since the December 2017 Fed policy meeting, surprised the markets with its hawkish tilt. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) Renewed concerns about the increasingly hostile exchanges between North Korea and the White House, as well as heightened European political risk ahead of Italian general elections and a grand coalition referendum in Germany, further fueled volatility. In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in the 2018 calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower. In Europe, an agreement between the U.K. and European Union on a 21-month Brexit transition period reduced political uncertainty. (Brexit refers to the U.K.’s efforts to leave the European Union.)

The U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced, but the impact of such on developed markets stocks remained relatively muted during April 2018, as investors stayed rather resistant to the risk of a trade war. U.S. equities rallied in May 2018, driven by strong corporate earnings, upside surprises in economic activity and sentiment data, and a new U.S. unemployment low of 3.8%. However, non-U.S. developed markets equities declined amid escalating geopolitical uncertainty stemming from an unexpected political outcome in Italy, ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. In June 2018, the Fed raised interest rates again, as widely expected, but the outcome of the Fed meeting was more hawkish than the consensus had anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Fed Chair Powell was also slightly hawkish in his June press conference. Still-escalating trade tensions between the U.S. and China hurt investor sentiment within developed markets equities, as the U.S. threatened tariffs on $200 billion worth of Chinese goods and China vowed to retaliate.

Developed markets equities gained during July 2018, though market volatility was high, driven by heightened trade rhetoric between the U.S. and China as well as between the U.S. and key allies and by strong U.S. macroeconomic data relative to other developed and emerging markets countries. The U.S. economy grew 4.2% year over year in the second calendar quarter, its fastest annualized pace since 2004. Re-escalating trade tensions and renewed fears of a Chinese economic slowdown dampened investor risk sentiment, but fiscal stimulus policies announced by the Chinese government and the promising outcome of a trade meeting between the U.S. and European Union lifted developed markets stocks higher in July overall. In August 2018, U.S. equities reached an all-time high, with strong domestic economic data outweighing headwinds posed by moderating global economic growth and

2

MARKET REVIEW

escalating trade and diplomatic tensions. However, the same headlines drove declines in non-U.S. developed markets equities. At the start of the month, they fell on signs of an economic slowdown in China, along with escalating U.S.-China trade tensions as the U.S. considered imposing additional tariffs on Chinese goods. They were also hurt by news about U.S. economic sanctions on Iran and a sharp selloff in Turkish stocks following its diplomatic disputes with the U.S., which exacerbated existing investor worries about Turkey’s economic imbalances and unorthodox policies. In Europe, political concerns centered around Italy and its upcoming 2019 budget. Although a strong earning season and progress on North American free trade negotiations boosted investor sentiment mid-month, it subsequently deteriorated due to the U.S. President’s comments about the potential of further additional tariffs on Chinese goods.

Fixed Income Markets

In September 2017, government bond sectors sold off, and spread, or non-government bond, sectors generally advanced. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing.) This prompted a modestly hawkish market reaction, with the U.S. dollar strengthening and yields on U.S. government bonds rising, though the move had been largely anticipated given earlier signaling by policymakers. The central banks of other developed countries also set the stage for less accommodative monetary policy. The Bank of England (“BoE”) noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the Bank of Canada (“BoC”) surprised the markets with its second interest rate hike of 2017. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar.

During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macroeconomic environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot indicated that three rate increases were on tap for 2018 and potentially two more in 2019. The U.S. dollar weakened versus many major currencies during the fourth quarter of 2017, as strong global economic growth supported non-U.S. currencies and in particular, emerging markets currencies.

In the first quarter of 2018, spread sectors were challenged by a surge in market volatility. Firmer than consensus expected U.S. wage and price inflation data prompted higher market volatility and equity market declines, though the magnitude of the moves was exacerbated by changing market structures, including the increased presence of algorithmic trading strategies. (Algorithmic trading uses complex mathematical models and formulas to make high-speed decisions and transactions in the financial markets.) The Fed raised short-term interest rates at its March policy meeting and reiterated its plan for a total of three rate hikes during 2018. Beyond the U.S., monetary policy action was muted in the developed markets during the first

3

MARKET REVIEW

calendar quarter, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data moderated in emerging markets and developed markets countries but remained in expansionary territory and therefore was supportive of cyclical asset classes geared toward growth. The U.S. was a notable exception, experiencing continued strength in economic data. During the first quarter of 2018, the U.S. dollar weakened slightly versus many major currencies, due in part to market concerns about U.S. current account and fiscal deficits.

During the second calendar quarter, spread sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Fed delivered the seventh interest rate hike of its current tightening cycle. The Fed’s dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. U.S. economic growth strengthened, with the GDP expanding at an annualized rate of 4.2% in the second calendar quarter. Elsewhere, the ECB announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well in July 2018 amid “risk-on” market sentiment, or reduced risk aversion, which was motivated by ongoing strength in U.S. economic data, strong second calendar quarter corporate earnings and fewer news reports about protectionist trade policies. The Fed kept interest rates unchanged during the month but issued an upbeat statement. The BoJ said it would continue its existing monetary policy of negative interest rates, quantitative easing and “yield curve control.” (Yield curve control is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve indicates a spectrum of maturities.) The BoE raised rates by 25 basis points, citing reduced slack in the U.K. economy and signs of wage growth. (A basis point is 1/100th of a percentage point.) The U.S. dollar strengthened versus many major currencies during July 2018.

In August 2018, spread sectors generally weakened. Emerging markets assets, especially emerging markets currencies, came under pressure due to a number of country-specific events, including U.S. sanctions on Russia, investor concerns about external funding needs in Turkey and Argentina and doubts surrounding economic reform progress in South Africa. The “risk-off” market sentiment also challenged the performance of U.S. investment grade corporate bonds, which faced additional headwinds from a large amount of new supply. In contrast, U.S. high yield corporate bonds produced a positive return amid muted new issuance and firmer crude oil prices. In August 2018, the U.S. dollar weakened slightly versus many major currencies.

Looking Ahead

At the end of the Reporting Period, we believed the pace of U.S. economic growth had largely peaked relative to the growth of other developed markets countries. In our view, the U.S. economy had benefited from strong fiscal policy support during the second quarter of 2018, and we expected that support to fade over time. Meanwhile, we believe that economic growth in Europe appeared to be stabilizing at a lower but more sustainable level compared to the growth seen during 2017. The economic recovery in Japan, which has been more muted than we expected, appeared to be gradually continuing. In China, policy support has been firm in

4

MARKET REVIEW

the face of weaker economic data and risks from trade, and, at the end of the Reporting Period, we expected to see a period of positive surprises eventually. Beyond China, most emerging markets countries have healthy economic fundamentals, in our view, and we expect them to benefit from U.S. economic growth. We believe the weakness in emerging markets assets near the end of the Reporting Period reflected country-specific challenges rather than a broad emerging markets crisis. In terms of the bigger picture, we expected global economic growth to converge at healthy levels after a period defined by U.S. economic exceptionalism. As for U.S. interest rates, we expected them to continue climbing over the longer term, but, as of the end of the Reporting Period, we saw few catalysts for a significant move higher in the closing months of 2018. With inflation rising gradually and U.S. economic growth likely to moderate, we believed at the end of the Reporting Period that the Fed would raise short-term interest rates twice more in 2018, which is consistent with market expectations.

5

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 8.94% and 9.45%, respectively. These returns compare to the 10.47% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated average annual total returns of -1.05% and 11.80% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

For the period since their inception on December 29, 2017 through August 31, 2018, the Portfolio’s Class R6 Shares generated a cumulative total return, without sales charges, of 3.39% compared to the 3.08% cumulative total return of the EDGE Composite Index. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI IMI, generated cumulative total returns of -0.96% and 3.53%, respectively, during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return, without sales charges, of 2.80% compared to the 2.08% cumulative total return of the EDGE Composite Index. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI IMI, generated cumulative total returns of 0.61% and 2.24%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings contributed positively to its performance versus the EDGE Composite Index. Our tactical asset allocation decisions (“tactical tilts”) also added to returns. The overall performance of the Underlying Funds detracted from the Portfolio’s results.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs Investment Strategy Group’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts contributed positively to its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in 10 Underlying Funds. Nine of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Strategic Funds, five of which

6

PORTFOLIO RESULTS

underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.) Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund also underperformed their respective benchmark indices during the Reporting Period. In addition, the Goldman Sachs Global Real Estate Securities Fund, which was added as an Underlying Strategic Fund in September 2017, underperformed its benchmark index

The Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period. Additionally, the Goldman Sachs Global Infrastructure Fund, which was added as an Underlying Strategic Fund in September 2017, outperformed its benchmark index.

The Portfolio’s Underlying Tactical Tilt Overlay Fund outperformed its cash benchmark index by approximately 68 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

As the U.S. and international equity markets advanced during the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from performance.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions detracted from the Portfolio’s performance during the Reporting Period, although our strategic weightings contributed positively overall.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, two new Underlying Funds — the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities Fund — were added to the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

[1]	Performance quoted is for Institutional Shares.

7

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	8.94%	10.47%	-1.05%	11.80%
Institutional	9.45	10.47	-1.05	11.80

April 17, 2018–August 31, 2018
Class P	2.80%	2.08%	0.61%	2.24%

December 29, 2017–August 31, 2018
Class R6	3.39%	3.08%	-0.96%	3.53%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,800 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2018, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the Period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.93%	6.50%	5.92%	5.07%	4/30/08
Institutional	8.22	8.15	6.96	6.09	4/30/08
Class P	N/A	N/A	N/A	-0.26	4/17/18
Class R6	N/A	N/A	N/A	0.32	12/29/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower

8

FUND BASICS

or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.44%
Institutional	0.95	1.05
Class P	0.94	1.04
Class R6	0.94	1.04

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/18[7]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/30/08)
Return before taxes*	1.93%	6.50%	5.92%	5.92%
Return after taxes on distributions**	0.99	5.28	5.07	5.07
Return after taxes on distributions and sale of Portfolio shares***	1.57	4.87	4.61	4.61

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions for 2017, and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

9

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8,9]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	Represents affiliated funds.

10

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A, Class P and Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	8.94%	7.85%	6.91%	5.85%
Including sales charges	2.96%	6.64%	6.31%	5.28%

Institutional (Commenced April 30, 2008)	9.45%	8.29%	7.36%	6.29%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	2.80%+

Class R6 (Commenced December 29, 2017)	N/A	N/A	N/A	3.39%+

+	Represents cumulative total returns.

11

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 12.81% and 13.32%, respectively. These returns compare to the 10.47% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated average annual total returns of -1.05% and 11.80% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

For the period since their inception on December 29, 2017 through August 31, 2018, the Portfolio’s Class R6 Shares generated a cumulative total return, without sales charges, of 5.58% compared to the 3.08% cumulative total return of the TAG Composite Index. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI IMI, generated cumulative total returns of -0.96% and 3.53%, respectively, during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return, without sales charges, of 3.98% compared to the 2.08% cumulative total return of the TAG Composite Index. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI IMI, generated cumulative total returns of 0.61% and 2.24%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings added to its performance versus the TAG Composite Index. Our tactical asset allocation decisions (“tactical tilts”) and the overall performance of the Underlying Funds also bolstered the Portfolio’s relative returns.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs Investment Strategy Group’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts added to returns during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in nine Underlying Funds. Eight of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in seven of the eight Underlying Strategic Funds, four of which

12

PORTFOLIO RESULTS

outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.) Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund — are those in which the Portfolio held its largest weightings. The Goldman Sachs MLP Energy Infrastructure Fund also outperformed its benchmark index. In addition, the Goldman Sachs Global Infrastructure Fund, which was added as an Underlying Strategic Fund in September 2017, outperformed its benchmark index during the Reporting Period overall.

The Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund underperformed their respective benchmark indices during the Reporting Period. Also, the Goldman Sachs Real Estate Securities Fund, which was added as an Underlying Strategic Fund in September 2017, underperformed its respective benchmark indices during the Reporting Period overall.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index by more than 68 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions detracted from the Portfolio’s performance during the Reporting Period, although our strategic weightings contributed positively overall.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, two new Underlying Funds — the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities Fund — were added to the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

[1]	Performance quoted is for Institutional Shares.

13

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	12.81%	10.47%	-1.05%	11.80%
Institutional	13.32	10.47	-1.05	11.80

April 17, 2018–August 31, 2018
Class P	3.98%	2.08%	0.61%	2.24%

December 29, 2017–August 31, 2018
Class R6	5.58%	3.08%	-0.96%	3.53%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,800 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2018, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the Period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.62%	8.26%	6.49%	5.87%	4/30/08
Institutional	11.12	9.93	7.52	6.90	4/30/08
Class P	N/A	N/A	N/A	-0.32	4/17/18
Class R6	N/A	N/A	N/A	1.28	12/29/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower

14

FUND BASICS

or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.42%
Institutional	0.95	1.03
Class P	0.94	1.02
Class R6	0.94	1.02

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/18[7]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/30/08)
Return before taxes*	4.62%	8.26%	6.49%	6.49%
Return after taxes on distributions**	4.37	7.77	6.08	6.08
Return after taxes on distributions and sale of Portfolio shares***	2.81	6.41	5.14	5.14

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

15

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8,9]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	Represents affiliated funds.

16

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on September 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A, Class P and Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2008 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	12.81%	9.82%	7.83%	6.77%
Including sales charges	6.60%	8.58%	7.22%	6.19%

Institutional (Commenced April 30, 2008)	13.32%	10.28%	8.28%	7.21%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	3.98%+

Class R6 (Commenced December 29, 2017)	N/A	N/A	N/A	5.58%+

+	Represents cumulative total returns.

17

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definitions

S&P 500® Index is Standard & Poor’s index of 500 U.S. stocks, an unmanaged index of common stock prices, captures approximately 80% coverage of available U.S. market capitalization.

It is not possible to invest directly in an unmanaged index.

18

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2018

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.0%
Equity – 99.0%
21,854,343	Goldman Sachs US Equity Dividend and Premium Fund	$300,497,217
19,952,019	Goldman Sachs International Equity Dividend and Premium Fund	143,854,054
6,771,074	Goldman Sachs Tactical Tilt Overlay Fund	66,830,501
1,796,147	Goldman Sachs Small Cap Equity Insights Fund	54,548,989
3,514,770	Goldman Sachs Emerging Markets Equity Insights Fund	35,112,555
2,025,530	Goldman Sachs International Small Cap Insights Fund	25,359,630
2,180,458	Goldman Sachs MLP Energy Infrastructure Fund	16,266,217
1,486,903	Goldman Sachs Global Infrastructure Fund	15,612,484
1,457,723	Goldman Sachs Global Real Estate Securities Fund	15,597,639

TOTAL INVESTMENTS – 99.0% (Cost $536,923,835)		$673,679,286

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		6,972,915

NET ASSETS – 100.0%		$680,652,201

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	USD	6,190,560	AUD	8,109,962	09/19/2018	$360,398
	USD	27,888,701	EUR	23,464,225	09/19/2018	624,920
	USD	15,699,687	GBP	11,659,415	09/19/2018	575,573
	USD	20,815,486	JPY	2,274,272,100	09/19/2018	327,517
TOTAL						$1,888,408

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	6,343,598	CHF	6,190,844	09/19/2018	$(51,174)

FUTURES CONTRACTS — At August 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	51	09/21/2018	$7,400,355	$304,888

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2018

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 98.9%
Equity – 98.9%
59,827,829	Goldman Sachs US Tax-Managed Equity Fund	$1,510,652,685
55,600,389	Goldman Sachs International Tax-Managed Equity Fund	594,924,163
28,031,286	Goldman Sachs Tactical Tilt Overlay Fund	276,668,789
14,548,350	Goldman Sachs Emerging Markets Equity Insights Fund	145,338,015
8,387,451	Goldman Sachs International Small Cap Insights Fund	105,010,891
9,011,434	Goldman Sachs MLP Energy Infrastructure Fund	67,225,300
6,161,254	Goldman Sachs Global Real Estate Securities Fund	65,925,422
6,142,041	Goldman Sachs Global Infrastructure Fund	64,491,434

TOTAL INVESTMENTS – 98.9% (Cost $1,998,555,794)		$2,830,236,699

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		30,420,564

NET ASSETS – 100.0%		$2,860,657,263

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	USD	24,647,862	AUD	32,334,774	09/19/2018	$1,402,753
	USD	111,063,020	EUR	93,463,958	09/19/2018	2,464,466
	USD	62,491,064	GBP	46,431,169	09/19/2018	2,262,461
	USD	83,002,702	JPY	9,071,154,282	09/19/2018	1,284,456
TOTAL						$7,414,136

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	25,373,990	CHF	24,762,984	09/19/2018	$(204,692)

FUTURES CONTRACTS — At August 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	195	09/21/2018	$28,295,475	$1,165,749

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2018

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $536,923,835 and $1,998,555,794)	$673,679,286	$2,830,236,699
Cash	6,387,845	27,527,885
Foreign currencies, at value (cost $0 and $121,745)	—	124,138
Receivables:
Portfolio shares sold	738,350	2,472,603
Collateral on certain derivative contracts(a)	450,000	1,250,000
Reimbursement from investment adviser	29,531	26,774
Foreign tax reclaims	—	7,272
Unrealized gain on forward foreign currency exchange contracts	1,888,408	7,414,136
Other assets	118,058	126,948
Total assets	683,291,478	2,869,186,455

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	51,174	204,692
Variation margin on futures	32,127	122,847
Payables:
Collateral on certain derivative contracts(a)	1,670,000	6,550,000
Portfolio shares redeemed	657,524	675,663
Investments purchased	90,919	576,011
Management fees	46,179	191,819
Distribution and Service fees and Transfer Agency fees	20,895	74,107
Accrued expenses	70,459	134,053
Total liabilities	2,639,277	8,529,192

Net Assets:
Paid-in capital	550,828,131	2,067,418,667
Undistributed net investment income	—	1,654,828
Accumulated net realized loss	(9,073,503)	(48,474,786)
Net unrealized gain	138,897,573	840,058,554
NET ASSETS	$680,652,201	$2,860,657,263
Net Assets:
Class A	$10,418,382	$657,516
Institutional	33,490,359	62,717,943
Class P	636,733,125	2,797,271,246
Class R6	10,335	10,558
Total Net Assets	$680,652,201	$2,860,657,263
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	843,994	39,815
Institutional	2,684,284	3,811,397
Class P	51,147,133	169,885,491
Class R6	830	641
Net asset value, offering and redemption price per share:(b)
Class A	$12.34	$16.51
Institutional	12.48	16.46
Class P	12.45	16.47
Class R6	12.46	16.46

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$(1,670,000)	$450,000
Tax-Advantaged Global Equity	(6,550,000)	1,250,000

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $13.06 and $17.47, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2018

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from affiliated Underlying Funds	$12,112,149	$28,360,625
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0 and $14,152)	—	70,440
Total investment income	12,112,149	28,431,065

Expenses:
Management fees	1,009,962	3,848,067
Transfer Agency fees(a)	268,383	1,003,589
Professional fees	101,248	100,986
Custody, accounting and administrative services	88,047	300,607
Printing and mailing costs	32,119	50,216
Registration fees	27,620	47,964
Distribution and Service fees — Class A Shares	24,972	1,667
Trustee fees	18,011	22,265
Other	36,116	62,501
Total expenses	1,606,478	5,437,862
Less — expense reductions	(676,845)	(2,051,632)
Net expenses	929,633	3,386,230
NET INVESTMENT INCOME	11,182,516	25,044,835

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	3,535,106	6,775,598
Investments — unaffiliated issuers	—	1,190,577
Futures contracts	852,614	3,057,217
Forward foreign currency exchange contracts	(813,788)	(1,964,166)
Foreign currency transactions	—	(50,955)
Capital gain distributions from affiliated Underlying Funds	15,156,592	10,436,142
Net change in unrealized gain on:
Investments in affiliated Underlying Funds	26,583,418	249,535,068
Futures contracts	223,136	894,845
Forward foreign currency exchange contracts	3,573,144	13,159,387
Foreign currency translation	—	2,456
Net realized and unrealized gain	49,110,222	283,036,169
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,292,738	$308,081,004

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class P(b)	Class R6(c)
Enhanced Dividend Global Equity	$17,980	$205,628	$44,773	$2
Tax-Advantaged Global Equity	1,200	931,890	70,497	2

(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on December 29, 2017.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$11,182,516	$11,065,533	$25,044,835	$25,214,547
Net realized gain	18,730,524	9,358,530	19,444,413	3,742,698
Net change in unrealized gain	30,379,698	47,542,565	263,591,756	262,589,711
Net increase in net assets resulting from operations	60,292,738	67,966,628	308,081,004	291,546,956

Distributions to shareholders:
From net investment income
Class A Shares	(203,951)	(132,791)	(6,733)	(3,269)
Institutional Shares	(12,726,620)	(11,362,300)	(32,796,134)	(21,198,986)
Class P Shares(a)	(3,566,150)	—	—	—
Class R6 Shares(b)	(97)	—	—	—
From net realized gains
Class A Shares	(115,996)	(41,151)	—	—
Institutional Shares	(7,455,964)	(3,506,959)	—	—
Total distributions to shareholders	(24,068,778)	(15,043,201)	(32,802,867)	(21,202,255)

From share transactions:
Proceeds from sales of shares	707,181,772	118,289,334	3,154,128,273	311,048,414
Reinvestment of distributions	23,731,281	15,008,368	32,786,693	21,200,470
Cost of shares redeemed	(732,774,402)	(52,769,501)	(2,809,978,324)	(211,652,542)
Net increase (decrease) in net assets resulting from share transactions	(1,861,349)	80,528,201	376,936,642	120,596,342
TOTAL INCREASE	34,362,611	133,451,628	652,214,779	390,941,043

Net assets:
Beginning of year	646,289,590	512,837,962	2,208,442,484	1,817,501,441
End of year	$680,652,201	$646,289,590	$2,860,657,263	$2,208,442,484
Undistributed net investment income	$—	$1,083,264	$1,654,828	$2,484,185

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class A Shares
	Years Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$11.70	$10.68	$10.69	$11.83	$10.64
Net investment income(a)(b)	0.15	0.17	0.11	0.16	0.23
Net realized and unrealized gain (loss)	0.88	1.12	0.52	(0.73)	1.62
Total from investment operations	1.03	1.29	0.63	(0.57)	1.85
Distributions to shareholders from net investment income	(0.25)	(0.20)	(0.31)	(0.21)	(0.24)
Distributions to shareholders from net realized gains	(0.14)	(0.07)	(0.33)	(0.36)	(0.42)
Total distributions	(0.39)	(0.27)	(0.64)	(0.57)	(0.66)
Net asset value, end of year	$12.34	$11.70	$10.68	$10.69	$11.83
Total return(c)	8.94%	12.25%	6.32%	(4.82)%	17.92%
Net assets, end of year (in 000s)	$10,418	$9,289	$4,993	$1,729	$220
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.52%	0.53%	0.53%	0.55%	0.60%
Ratio of total expenses to average net assets(d)	0.62%	0.63%	0.64%	0.66%	0.66%
Ratio of net investment income to average net assets(b)	1.21%	1.54%	1.09%	1.40%	2.02%
Portfolio turnover rate(e)	20%	8%	19%	25%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Institutional Shares
	Years Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$11.80	$10.76	$10.76	$11.89	$10.69
Net investment income(a)(b)	0.17	0.22	0.16	0.22	0.28
Net realized and unrealized gain (loss)	0.93	1.12	0.51	(0.74)	1.62
Total from investment operations	1.10	1.34	0.67	(0.52)	1.90
Distributions to shareholders from net investment income	(0.28)	(0.23)	(0.34)	(0.25)	(0.28)
Distributions to shareholders from net realized gains	(0.14)	(0.07)	(0.33)	(0.36)	(0.42)
Total distributions	(0.42)	(0.30)	(0.67)	(0.61)	(0.70)
Net asset value, end of year	$12.48	$11.80	$10.76	$10.76	$11.89
Total return(c)	9.45%	12.66%	6.67%	(4.29)%	18.29%
Net assets, end of year (in 000s)	$33,490	$637,000	$507,845	$424,196	$373,665
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.17%	0.20%
Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.24%	0.26%	0.26%
Ratio of net investment income to average net assets(b)	1.43%	1.93%	1.58%	1.95%	2.43%
Portfolio turnover rate(e)	20%	8%	19%	25%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	April 17, 2018* to August 31, 2018
Per Share Data
Net asset value, beginning of period	$12.18
Net investment income(a)(b)	0.11
Net realized and unrealized gain	0.23
Total from investment operations	0.34
Distributions to shareholders from net investment income	(0.07)
Net asset value, end of period	$12.45
Total return(c)	2.80%
Net assets, end of period (in 000s)	$636,733
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.13	%(e)
Ratio of total expenses to average net assets(d)	0.25	%(e)
Ratio of net investment income to average net assets(b)	2.48	%(e)
Portfolio turnover rate(f)	20%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	December 29, 2017* to August 31, 2018
Per Share Data
Net asset value, beginning of period	$12.17
Net investment income(a)(b)	0.10
Net realized and unrealized gain	0.31
Total from investment operations	0.41
Distributions to shareholders from net investment income	(0.12)
Net asset value, end of period	$12.46
Total return(c)	3.39%
Net assets, end of period (in 000s)	$10
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.12	%(e)
Ratio of total expenses to average net assets(d)	0.18	%(e)
Ratio of net investment income to average net assets(b)	1.27	%(e)
Portfolio turnover rate(f)	20%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Years Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.78	$12.91	$12.58	$13.51	$11.31
Net investment income(a)(b)	0.12	0.11	0.08	0.09	0.20
Net realized and unrealized gain (loss)	1.77	1.85	0.52	(0.69)	2.31
Total from investment operations	1.89	1.96	0.60	(0.60)	2.51
Distributions to shareholders from net investment income	(0.16)	(0.09)	(0.18)	(0.10)	—
Distributions to shareholders from net realized gains	—	—	(0.09)	(0.23)	(0.31)
Total distributions	(0.16)	(0.09)	(0.27)	(0.33)	(0.31)
Net asset value, end of year	$16.51	$14.78	$12.91	$12.58	$13.51
Total return(c)	12.81%	15.23%	4.88%	(4.39)%	22.55%
Net assets, end of year (in 000s)	$658	$615	$591	$543	$235
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.52%	0.53%	0.53%	0.56%	0.60%
Ratio of total expenses to average net assets(d)	0.60%	0.61%	0.61%	0.61%	0.62%
Ratio of net investment income to average net assets(b)	0.77%	0.80%	0.64%	0.66%	1.56%
Portfolio turnover rate(e)	17%	8%	19%	22%	9%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Years Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.72	$12.86	$12.53	$13.48	$11.38
Net investment income(a)(b)	0.17	0.17	0.11	0.17	0.18
Net realized and unrealized gain (loss)	1.78	1.84	0.53	(0.71)	2.39
Total from investment operations	1.95	2.01	0.64	(0.54)	2.57
Distributions to shareholders from net investment income	(0.21)	(0.15)	(0.22)	(0.18)	(0.16)
Distributions to shareholders from net realized gains	—	—	(0.09)	(0.23)	(0.31)
Total distributions	(0.21)	(0.15)	(0.31)	(0.41)	(0.47)
Net asset value, end of year	$16.46	$14.72	$12.86	$12.53	$13.48
Total return(c)	13.32%	15.74%	5.22%	(3.96)%	23.05%
Net assets, end of year (in 000s)	$62,718	$2,207,827	$1,816,911	$1,701,226	$1,233,566
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.17%	0.20%
Ratio of total expenses to average net assets(d)	0.21%	0.21%	0.21%	0.21%	0.22%
Ratio of net investment income to average net assets(b)	1.06%	1.26%	0.92%	1.31%	1.43%
Portfolio turnover rate(e)	17%	8%	19%	22%	9%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	April 17, 2018* to August 31, 2018
Per Share Data
Net asset value, beginning of period	$15.84
Net investment income(a)(b)	0.01
Net realized and unrealized gain	0.62
Total from investment operations	0.63
Net asset value, end of period	$16.47
Total return(c)	3.98%
Net assets, end of period (in 000s)	$2,797,271
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.12	%(e)
Ratio of total expenses to average net assets(d)	0.20	%(e)
Ratio of net investment income to average net assets(b)	0.15	%(e)
Portfolio turnover rate(f)	17%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	December 29, 2017* to August 31, 2018
Per Share Data
Net asset value, beginning of period	$15.59
Net investment income(a)(b)	(0.01)
Net realized and unrealized gain	0.88
Total from investment operations	0.87
Net asset value, end of period	$16.46
Total return(c)	5.58%
Net assets, end of period (in 000s)	$11
Ratios/Supplemental Data
Ratio of net expenses to average net assets(d)	0.12	%(e)
Ratio of total expenses to average net assets(d)	0.18	%(e)
Ratio of net investment income to average net assets(b)	(0.05	)%(e)
Portfolio turnover rate(f)	17%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A, Institutional, P(a) and R6(b)	Diversified

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

34

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

35

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

36

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

37

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Equity Funds	$673,679,286	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,888,408	$—
Futures Contracts	304,888	—	—
Total	$304,888	$1,888,408	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(51,174)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Equity Funds	$2,830,236,699	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$7,414,136	$—
Futures Contracts	1,165,749	—	—
Total	$1,165,749	$7,414,136	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(204,692)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

38

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2018. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,888,408		Payable for unrealized loss on forward foreign currency exchange contracts	$(51,174)
Equity	Variation margin on futures contracts	304,888	(a)	—	—
Total		$2,193,296			$(51,174)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$7,414,136		Payable for unrealized loss on forward foreign currency exchange contracts	$(204,692)
Equity	Variation margin on futures contracts	1,165,749	(a)	—	—
Total		$8,579,885			$(204,692)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(813,788)	$3,573,144	8
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	852,614	223,136	51
Total		$38,826	$3,796,280	59

39

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(1,964,166)	$13,159,387	8
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,057,217	894,845	188
Total		$1,093,051	$14,054,232	196

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2018 for Class A, Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2018, Goldman Sachs advised that it retained front-end sales charges of $3,605 and $0 for the Enhanced Dividend Global Equity Portfolio and Tax-Advantaged Global Equity Portfolio, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2018 for Class A, Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates, GSAM may not terminate the arrangements without the approval

40

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$471,312	$196,314	$9,219	$676,845
Tax-Advantaged Global Equity	1,795,752	225,281	30,599	2,051,632

F.  Line of Credit Facility — As of August 31, 2018, the Portfolios participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The Portfolios invest primarily in Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2018:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$39,993,290	$8,343,557	$(11,033,026)	$—	$1,326,661	$(3,517,927)	$35,112,555	3,514,770	$520,678	$1,366,031
Goldman Sachs Global Infrastructure Fund	—	17,579,819	(1,524,078)	(2,364)	(31,095)	(409,798)	15,612,484	1,486,903	326,144	—
Goldman Sachs Global Real Estate Securities Fund	—	17,049,330	(1,874,078)	—	1,054	421,333	15,597,639	1,457,723	406,618	1,614
Goldman Sachs International Equity Dividend and Premium Fund	157,193,002	23,319,550	(34,580,342)	—	897,383	(2,975,539)	143,854,054	19,952,019	4,248,783	—
Goldman Sachs International Small Cap Insights Fund	26,190,930	5,163,794	(5,422,406)	—	415,041	(987,729)	25,359,630	2,025,530	448,588	1,551,213

41

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs MLP Energy Infrastructure Fund	$27,449,308	$4,114,512	$(16,002,118)	$(1,309,820)	$(831,890)	$2,846,225	$16,266,217	2,180,458	$(349,454	)(a)	$—
Goldman Sachs Small Cap Equity Insights Fund	52,037,790	3,769,402	(14,664,372)	—	2,027,706	11,378,463	54,548,989	1,796,147	144,500		—
Goldman Sachs Tactical Tilt Overlay Fund	60,858,023	12,975,688	(7,939,470)	—	(534,893)	1,471,153	66,830,501	6,771,074	610,061		—
Goldman Sachs US Equity Dividend and Premium Fund	272,525,512	46,143,242	(36,793,913)	—	265,139	18,357,237	300,497,217	21,854,343	5,756,231		12,237,734
Total	$636,247,855	$138,458,894	$(129,833,803)	$(1,312,184)	$3,535,106	$26,583,418	$673,679,286		$12,112,149		$15,156,592

(a)  Amount includes return of capital distributions of $1,309,820, which represents the difference between the estimated amount related to the fiscal year ended August 31, 2017 and the final amount recorded during the fiscal year ended August 31, 2018.

Tax-Advantaged Global Equity

Underlying Funds	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$136,657,630	$42,271,110	$(24,049,995)	$—	$3,193,698	$(12,734,428)	$145,338,015	14,548,350	$1,873,391		$4,882,561
Goldman Sachs Global Infrastructure Fund	—	67,308,324	(1,081,473)	(8,495)	(44,595)	(1,682,327)	64,491,434	6,142,041	1,238,542		—
Goldman Sachs Global Real Estate Securities Fund	—	65,365,332	(1,081,473)	—	(23,637)	1,665,200	65,925,422	6,161,254	1,536,765		5,768
Goldman Sachs International Small Cap Insights Fund	89,487,425	27,543,616	(9,282,830)	—	1,161,914	(3,899,234)	105,010,891	8,387,451	1,614,979		5,547,813
Goldman Sachs International Tax-Managed Equity Fund	539,411,330	121,122,081	(82,021,078)	—	8,797,390	7,614,440	594,924,163	55,600,389	9,759,401		—
Goldman Sachs MLP Energy Infrastructure Fund	93,571,247	21,012,382	(50,113,394)	(4,519,565)	(3,349,604)	10,624,234	67,225,300	9,011,434	(823,622	)(a)	—
Goldman Sachs Tactical Tilt Overlay Fund	207,785,574	75,012,642	(9,441,941)	—	(719,429)	4,031,943	276,668,789	28,031,286	2,204,375		—

42

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity (continued)
Underlying Funds	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs US Tax-Managed Equity Fund	$1,120,052,606	$256,869,510	$(107,944,532)	$—	$(2,240,139)	$243,915,240	$1,510,652,685	59,827,829	$10,956,794	$—
Total	$2,186,965,812	$676,504,997	$(285,016,716)	$(4,528,060)	$6,775,598	$249,535,068	$2,830,236,699		$28,360,625	$10,436,142

(a)	Amount includes return of capital distributions of $4,519,565, which represents the difference between the estimated amount related to the fiscal year ended August 31, 2017 and the final amount recorded during the fiscal year ended August 31, 2018.

As of August 31, 2018, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	7%
Goldman Sachs Global Infrastructure Fund	7	29
Goldman Sachs Global Real Estate Securities Fund	—	20
Goldman Sachs International Equity Dividend and Premium Fund	37	—
Goldman Sachs International Tax-Managed Equity Fund	—	80
Goldman Sachs Small Cap Equity Insights Fund	9	—
Goldman Sachs Tactical Tilt Overlay Fund	—	6
Goldman Sachs U.S. Equity Dividend and Premium Fund	9	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	87

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following share classes of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%
Tax-Advantaged Global Equity	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$138,458,893	$129,833,803
Tax-Advantaged Global Equity	676,504,997	423,815,744

43

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$17,619,035	$32,802,867
Net long-term capital gains	6,449,743	—
Total taxable distributions	$24,068,778	$32,802,867

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$11,812,401	$21,202,255
Net long-term capital gains	3,230,800	—
Total taxable distributions	$15,043,201	$21,202,255

As of August 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$1,312,016	$8,478,224
Undistributed long-term capital gains	14,130,250	3,768,308
Total undistributed earnings	$15,442,266	$12,246,532
Timing differences (Qualified Late Year Loss Deferral)	—	(419)
Unrealized gains — net	114,381,805	780,992,483
Total accumulated earnings	$129,824,071	$793,238,596

The Tax-Advantaged Global Equity Portfolio utilized $10,834,604 of capital losses in the current fiscal year.

As of August 31, 2018, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$561,439,604	$2,057,621,865
Gross unrealized gain	140,952,161	851,113,350
Gross unrealized loss	(26,570,356)	(70,120,867)
Net unrealized gain	$114,381,805	$780,992,483

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

44

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the NAV of the Portfolios and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and underlying fund investments.

	Paid-in Capital	Accumulated Net realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$2	$(4,231,040)	$4,231,038
Tax-Advantaged Global Equity	—	(6,928,675)	6,928,675

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

45

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

8. OTHER RISKS (continued)

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2018, the Enhanced Dividend Global Equity Portfolio invested 44.2% and 21.1% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2018, the Tax-Advantaged Global Equity Portfolio invested 52.8% and 20.8% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the U.S. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual

46

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolios’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-013 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

47

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	324,709	$3,943,586	587,434	$6,559,204
Reinvestment of distributions	26,616	319,508	15,220	168,144
Shares redeemed	(301,614)	(3,632,003)	(275,640)	(3,110,263)
	49,711	631,091	327,014	3,617,085
Institutional Shares
Shares sold	4,309,057	52,413,693	9,888,524	111,730,130
Reinvestment of distributions	1,640,101	19,845,526	1,333,001	14,840,224
Shares redeemed	(57,258,674)	(708,001,831)	(4,411,203)	(49,659,238)
	(51,309,516)	(635,742,612)	6,810,322	76,911,116
Class P Shares(a)
Shares sold	52,581,452	650,814,493	—	—
Reinvestment of distributions	295,701	3,566,150	—	—
Shares redeemed	(1,730,020)	(21,140,571)	—	—
	51,147,133	633,240,072	—	—
Class R6 Shares(b)
Shares sold	822	10,000	—	—
Reinvestment of distributions	8	97	—	—
Shares redeemed	—	3	—	—
	830	10,100	—	—
NET INCREASE (DECREASE)	(111,842)	$(1,861,349)	7,137,336	$80,528,201

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,348	$129,809	6,967	$100,062
Reinvestment of distributions	428	6,733	244	3,268
Shares redeemed	(10,588)	(167,246)	(11,345)	(152,128)
	(1,812)	(30,704)	(4,134)	(48,798)
Institutional Shares
Shares sold	24,560,793	384,930,184	22,609,613	310,948,352
Reinvestment of distributions	2,094,566	32,779,960	1,596,175	21,197,202
Shares redeemed	(172,784,396)	(2,794,881,954)	(15,517,596)	(211,500,414)
	(146,129,037)	(2,377,171,810)	8,688,192	120,645,140
Class P Shares(a)
Shares sold	170,800,885	2,769,058,280	—	—
Shares redeemed	(915,394)	(14,929,124)	—	—
	169,885,491	2,754,129,156	—	—
Class R6 Shares(b)
Shares sold	641	10,000	—	—
	641	10,000	—	—
NET INCREASE	23,755,283	$376,936,642	8,684,058	$120,596,342

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

49

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Class A, Institutional, Class P or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class P and Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through August 31, 2018, which represents a period of 136 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/18	Ending Account Value 8/31/18		Expenses Paid for the 6 Months Ended 8/31/18*	Beginning Account Value 3/01/18	Ending Account Value 8/31/18		Expenses Paid for the 6 Months Ended 8/31/18*
Class A
Actual	$1,000	$1,034.80		$2.67	$1,000	$1,046.90		$2.68
Hypothetical 5% return	1,000	1,022.58	+	2.65	1,000	1,022.58	+	2.65
Institutional
Actual	1,000	1,037.10		0.67	1,000	1,049.70		0.67
Hypothetical 5% return	1,000	1,024.55	+	0.66	1,000	1,024.55	+	0.66
Class P(a)
Actual	1,000	1,028.00		0.49	1,000	1,039.80		0.46
Hypothetical 5% return	1,000	1,024.55	+	0.66	1,000	1,024.60	+	0.61
Class R6
Actual	1,000	1,037.30		0.62	1,000	1,049.10		0.67
Hypothetical 5% return	1,000	1,024.60	+	0.61	1,000	1,024.55	+	0.66

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class P(a)	Class R6
Enhanced Dividend Global Equity	0.52%	0.13%	0.13%	0.12%
Tax-Advantaged Global Equity	0.52	0.13	0.12	0.13

(a)	Commenced operations on April 17, 2018.

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

53

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio and each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing certain Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the five-year period and in the third quartile for the one- and three-year periods, and had outperformed the Portfolio’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2018. They observed that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2018. The Trustees noted that the Enhanced Dividend Global Equity Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should

54

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Portfolio was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which certain Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to certain Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in

55

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2019.

56

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

57

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

58

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

59

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2018, 44.42% and 35.00% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2018, the total amount of income received by the Enhanced Dividend Global Equity and Tax- Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1177 and $0.1137 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 38.96% and 48.60%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax- Advantaged Global Equity Portfolios to such countries was $0.0101 and $0.0100 per share, respectively.

For the fiscal year ended August 31, 2018, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 79.45% and 74.45%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity Portfolio designates $6,449,743, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2018.

During the fiscal year ended August 31, 2018, the Enhanced Dividend Global Equity Portfolio designates $1,122,217 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]Effective	after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 144795-TMPL-10/2018-852761/TAGEDGAR-18/2.7K

Goldman Sachs Funds

Annual Report	August 31, 2018

Investor FundsSM
Money Market
Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, noteworthy events influencing the front, or short-term, end of the taxable and tax-exempt money market yield curves included Federal Reserve (“Fed”) interest rate hikes and its start of balance sheet normalization as well as action by other central banks, including the European Central Bank’s (“ECB”) tapering of asset purchases. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

In December 2017, the Fed delivered its third rate hike of the calendar year, raising the targeted federal funds rate by 25 basis points to a range between 1.25% and 1.50%. (A basis point is 1/100th of a percentage point.) In March and June 2018, the Fed raised rates again, by 25 basis points on each occasion, and at the end of the Reporting Period, the targeted federal funds rate stood in a range between 1.75% and 2.00%. Fed policymakers cited ongoing strength in the U.S. labor market, as a well as a pickup in household spending and business fixed investment, for its rate hikes. At the end of the Reporting Period, the Fed’s “dot plot,” which shows rate projections of the members of the Fed’s Open Market Committee, pointed to two additional rate increases in 2018, implying a total of four rate hikes in the calendar year, and potentially two more in 2019.

Outside the U.S., the ECB announced in October 2017 that it would reduce its monthly asset purchases, primarily by purchasing fewer sovereign government bonds. Beginning in January 2018, and for a period of nine months, the ECB planned to cut its monthly asset purchases from €60 billion to €30 billion. ECB officials left policy rates unchanged throughout the Reporting Period but said in the second quarter of 2018 that they planned to taper the ECB’s quantitative easing program starting in September. Elsewhere, the Bank of England (“BoE”) reversed an emergency interest rate in October 2017 that it had made in August 2016 after the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. However, reduced slack in the U.K. economy and signs of wage growth led the BoE to raise interest rates in July 2018.

In terms of liquidity management market trends, the money markets overall were influenced during the Reporting Period by corporate tax reform and the regulatory backdrop. The management teams of multinational corporations faced increased pressure to make decisions regarding cash investments due to a one-time repatriation tax and considerations of excess cash returning to the U.S. We believe many investors who “never thought about cash” began looking at cash flow management practices, investment policies and new investment options.

In the tax-exempt money markets, investment inflows increased slightly from approximately $128 billion in August 2017 to approximately $130 billion in August 2018. In the first half of the Reporting Period, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, rose 30 basis points, from 0.79% on August 31, 2017 to 1.09% on February 28, 2018. The increase was driven largely by U.S. tax reform, which in December 2017 prompted record new issuance of three times the historical level for December. During the second half of the Reporting Period, the SIFMA Municipal Swap Index sold off, ending the Reporting Period at 1.56% amid low new issuance and strong investor demand. Meanwhile, three-month and one-month LIBOR ended the Reporting Period overall at 2.32% and 2.11%, respectively. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) The ratio of the SIFMA Municipal Swap Index to one-month LIBOR was nearly 74% at the end of the Reporting Period compared to its less than 71% average since 1997.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor

1

PORTFOLIO RESULTS

Tax-Exempt Money Market Fund (“the tax-exempt Fund”) rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. The taxable and tax-exempt money market yield curves flattened, meaning yields on shorter-term maturities rose more than those on longer-term maturities.

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, and repurchase agreements (“repos”). It also had investments in variable rate demand notes (“VRDNs”), certificates of deposit, short-term corporate obligations, tender option bonds, municipal debt and non-U.S. sovereign government debt.

In the taxable Fund during the first half of the Reporting Period, we maintained a rather short weighted average maturity of approximately 20 days, as the Fed continued to signal the likelihood of a December 2017 interest rate hike. We focused Fund purchases on floating rate securities, asset-backed commercial paper, and agency securities, which offered what we considered attractive opportunities. In the second half of the Reporting Period, guidance from the Fed about future rate hikes led us to extend the taxable Fund’s weighted average maturity to approximately 40 days. Our focus remained on floating rate securities, asset-backed commercial paper, and agency securities, as they offered attractive compensation, in our view.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund had investments in VRDNs, short-term tax-exempt securities, non-financial tax-exempt commercial paper and other municipal securities.

We maintained a rather short weighted average maturity of approximately 15 days in the tax-exempt Fund through most of the Reporting Period, as the Fed continued to signal further interest rate hikes in 2018 and through 2019.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds below 120 days. In the taxable Fund, we maintained a weighted average life in a range between 75 days and 83 days during the first three months of the Reporting Period. Through December 2017 and January 2018, we allowed the weighted average life of the taxable Fund to shorten to approximately 58 days. We then extended it to approximately 76 days during February 2018. Between February and the end of the Reporting Period, we maintained the weighted average life of the taxable Fund in a range between 73 days and 97 days.

In the tax-exempt Fund, we maintained a weighted average life in a range between 20 days and 32 days during the first three months of the Reporting Period. We then allowed the weighted average life of the tax-exempt Fund to shorten from 20 days at December month-end to 17 days at January month-end, closing February at 16 days. From the beginning of March 2018 through the end of the Reporting Period, we maintained the weighted average life of the tax-exempt Fund in a range between 13 days and 18 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the U.S. to continue taking the lead in unwinding the ultra-accommodative monetary policy put in place following the global financial crisis. We think the Fed will raise interest rates a total of four times in 2018 and two to three times in 2019, while also continuing its balance sheet normalization. Elsewhere, we saw scope for several developed markets’ central banks, including the Bank of Canada and Reserve Bank of New Zealand, to tighten monetary policy because of domestic economic strength in those nations. In contrast, we anticipated prolonged monetary policy accommodation in Europe and Japan, where core inflation appeared to lack upward momentum.

2

PORTFOLIO RESULTS

Overall, the taxable and tax-exempt Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intend to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

3

PORTFOLIO RESULTS

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Investor Funds

as of August 31, 2018

PERFORMANCE REVIEW[1,2]
September 1, 2017–August 31, 2018	Fund Total Return (based on NAV)[3] Class I Shares	iMoneyNet Institutional Average[4]
Money Market	1.61%	1.18%[5]
Tax-Exempt Money Market	1.03	0.76	[6]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[4]	Source: iMoneyNet, Inc. August 2018.

[5]	First Tier Retail–Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[6]	Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS1,[2,7]
For the period ended 6/30/18	SEC 7-Day Current Yield[8]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Money Market	2.05%	1.46%	N/A	N/A	0.98%	1/29/16
Tax-Exempt Money Market	1.32	0.95	0.32%	0.31%	1.74	7/19/94

[7]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Class I Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Class I Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yields and returns will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end yields and returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[8]	The SEC 7-Day Current Yield figures are as of 6/30/18 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

6

YIELD SUMMARY

SUMMARY OF THE CLASS I SHARES AS OF 8/31/18[1,2]
Fund	7-Day Dist. Yield[9]	SEC 7-Day Effective Yield[10]	30-Day Average Yield[11]	Weighted Avg. Maturity (days)[12]	Weighted Avg. Life (days)[13]
Money Market	2.08%	2.10%	2.05%	40	96
Tax-Exempt Money Market	1.37	1.38	1.30	18	19

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[9]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield can include capital gain/loss distribution, if any. This is not an SEC Yield.

[10]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[11]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[12]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[13]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

7

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[14]
As of August 31, 2018
Security Type	Percentage of Net Assets
Certificates of Deposit - Eurodollar	1.7%
Certificates of Deposit - Yankeedollar	3.8
Commercial Paper & Corporate Obligations	35.1
Fixed Rate Municipal Debt Obligations	2.0
Repurchase Agreements	23.6
U.S. Treasury Obligations	9.4
Variable Rate Municipal Debt Obligations	3.3
Variable Rate Obligations	22.3
As of August 31, 2017
Security Type	Percentage of Net Assets
Certificates of Deposit	1.6%
Certificates of Deposit - Yankeedollar	9.0
Commercial Paper & Corporate Obligations	19.8
Fixed Rate Municipal Debt Obligations	4.1
Repurchase Agreements	22.2
Variable Rate Municipal Debt Obligations	6.6
Variable Rate Obligations	37.2

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

8

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[15]
As of August 31, 2018
Security Type	Percentage of Net Assets
Commercial Paper	15.9%
General Obligation	0.5
Revenue Anticipation Notes	1.9
Revenue Bond	0.1
Tax and Revenue Anticipation Note	0.6
Variable Rate Obligations	79.5
As of August 31, 2017
Security Type	Percentage of Net Assets
Bond Anticipation Notes	1.6%
Commercial Paper	22.2
Revenue Bonds	1.3
Tax and Revenue Anticipation Notes	2.1
Variable Rate Obligations	74.5

[15]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

9

Index Definitions

Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

It is not possible to invest directly in an unmanaged index.

10

INVESTOR MONEY MARKET FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 35.1%
Albion Capital LLC
$4,000,000	1.998%	09/07/18	$3,998,686
2,500,000	2.239	10/16/18	2,493,125
2,000,000	2.239	10/22/18	1,993,767
Alpine Securitization LLC
3,000,000	2.330	10/01/18	3,000,000
3,500,000	2.400	10/18/18	3,500,000
Atlantic Asset Securitization LLC
3,000,000	2.379	10/04/18	2,993,593
5,000,000	2.412	11/08/18	4,977,711
Banner Health
5,000,000	2.200	10/17/18	5,000,000
Barclays US CCP Funding LLC
5,000,000	2.387	11/15/18	4,975,625
3,000,000	2.356	11/27/18	2,983,252
Barton Capital S.A.
4,000,000	2.346	09/05/18	3,998,978
2,000,000	2.325	11/13/18	1,990,753
BASF SE
2,000,000	2.079	09/04/18	1,999,658
BPCE
2,000,000	2.432	09/05/18	1,999,471
2,000,000	2.432	11/06/18	1,991,273
4,000,000	2.453	11/06/18	3,982,400
CNPC Finance (HK) Ltd.
2,000,000	2.337	09/11/18	1,998,722
1,000,000	2.419	10/01/18	998,017
Dexia Credit Local-New York Branch
4,000,000	2.468	12/11/18	3,973,067
3,500,000	2.644	05/07/19	3,438,275
DNB Bank ASA
4,000,000	2.350	09/05/18	3,998,978
Export Development Canada
7,000,000	2.423	01/02/19	6,943,317
First Abu Dhabi Bank P.J.S.C.
2,500,000	2.386	10/25/18	2,491,225
3,000,000	2.382	11/02/18	2,987,936
General Electric Co.
5,000,000	1.968	09/06/18	4,998,653
Gotham Funding Corp.
3,000,000	2.358	10/10/18	2,992,492
Industrial & Commercial Bank of China Ltd.-New York Branch
2,000,000	2.257	09/20/18	1,997,657
2,000,000	2.372	09/26/18	1,996,764
Kells Funding, LLC
4,000,000	2.284	11/21/18	3,979,840
4,000,000	2.285	11/28/18	3,978,098
Liberty Street Funding LLC
5,000,000	2.325	10/03/18	4,989,867
LMA-Americas LLC
3,000,000	2.356	09/06/18	2,999,037
5,000,000	2.423	11/21/18	4,973,338
Macquarie Bank Ltd.
3,000,000	2.547	02/11/19	2,966,313
Manhattan Asset Funding Company LLC
1,050,000	2.314	09/27/18	1,048,279
5,000,000	2.367	10/02/18	4,990,011

Commercial Paper and Corporate Obligations – (continued)
Matchpoint Finance PLC
2,000,000	2.345	10/22/18	1,993,484
2,500,000	2.499	11/09/18	2,488,308
4,500,000	2.335	11/19/18	4,477,386
Mitsubishi UFJ Trust and Banking Corp.
4,000,000	2.377	09/20/18	3,995,081
3,000,000	2.399	10/10/18	2,992,363
Nieuw Amsterdam Receivables Corp.
4,000,000	2.335	09/14/18	3,996,692
Old Line Funding Corp.
2,863,000	2.403	11/15/18	2,848,983
Oversea-Chinese Banking Corp., Ltd.
6,000,000	2.325	09/14/18	5,995,060
Ridgefield Funding Company, LLC
5,000,000	2.377	10/16/18	4,985,438
3,000,000	2.432	12/03/18	2,981,555
Santander UK PLC
4,000,000	2.335	09/25/18	3,993,894
2,000,000	2.535	10/01/18	1,995,883
Sheffield Receivables Company LLC
2,000,000	2.402	09/11/18	1,998,694
3,000,000	2.367	09/17/18	2,996,907
3,000,000	2.402	11/08/18	2,986,683
Standard Chartered Bank
3,000,000	2.413	11/13/18	2,985,643
Sumitomo Mitsui Banking Corp.
6,000,000	2.294	11/21/18	5,969,625
Sumitomo Mitsui Trust Bank Ltd.
3,000,000	2.334	09/24/18	2,995,611
4,000,000	2.294	11/20/18	3,980,000
Swedbank AB
5,000,000	2.307	11/08/18	4,978,656
Toronto-Dominion Bank (The)
2,000,000	2.322	10/25/18	1,993,175
United Overseas Bank Ltd.
4,000,000	2.361	09/10/18	3,997,690
2,500,000	2.382	09/17/18	2,497,422
Versailles Commercial Paper LLC
10,000,000	2.291	11/01/18	9,961,875
Victory Receivables Corp.
6,000,000	1.978	09/07/18	5,998,050
2,000,000	2.357	10/02/18	1,996,022
3,000,000	2.315	11/09/18	2,986,947
5,000,000	2.336	12/06/18	4,969,467

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$226,654,772

Certificates of Deposit-Eurodollar – 1.7%
Credit Industriel et Commercial
$4,000,000	2.560%	01/25/19	$4,000,080
Mizuho Bank, Ltd.-London Branch
3,000,000	2.420	09/10/18	2,998,196
Sumitomo Mitsui Trust Bank, Ltd.
4,000,000	2.350	11/30/18	4,000,050

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR			$10,998,326

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Certificates of Deposit-Yankeedollar – 3.8%
Bank of Nova Scotia (The)
$3,000,000	1.660%		09/21/18	$2,999,180
Cooperatieve Rabobank U.A.
5,000,000	2.390		12/10/18	5,000,000
Credit Agricole Corporate and Investment Bank
3,000,000	2.310		09/26/18	3,000,000
National Bank of Kuwait (International) PLC
6,000,000	2.500		10/01/18	6,000,000
National Bank of Kuwait S.A.K.P
2,500,000	2.500		11/21/18	2,500,000
Norinchukin Bank (The)
5,000,000	2.250		11/28/18	5,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$24,499,180

Fixed Rate Municipal Debt Obligations- 2.0%
ING Bank NV
$2,000,000	2.000	%(a)	11/26/18	$1,998,134
Skandinaviska Enskilda Banken AB
4,000,000	2.375	(a)	11/20/18	3,999,971
Wells Fargo Bank N.A.
6,750,000	1.800		11/28/18	6,741,549

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$12,739,654

U.S. Treasury Obligations – 9.4%
United States Treasury Bills
$10,176,100	2.235%		02/14/19	$10,073,808
5,750,000	2.240		02/21/19	5,689,624
9,800,000	2.266		02/28/19	9,691,710
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
15,300,000	2.091	(b)	01/31/20	15,295,983
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
8,500,000	2.124	(b)	04/30/20	8,500,667
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
11,700,000	2.134	(b)	07/31/20	11,699,465

TOTAL U.S. TREASURY OBLIGATIONS				$60,951,257

Variable Rate Municipal Debt Obligations(c) – 3.3%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$2,000,000	1.960%		09/07/18	$2,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
4,000,000	2.050		09/01/18	4,000,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
4,000,000	2.050		09/01/18	4,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
2,970,000	2.000		09/07/18	2,970,000

Variable Rate Municipal Debt Obligations(c) – (continued)
Providence St. Joseph Health Obligated Group VRDN Series 16G
5,000,000	2.010		09/07/18	5,000,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
3,000,000	1.950		09/07/18	3,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$20,970,000

Variable Rate Obligations(b) – 22.3%
Banco Del Estado De Chile (3 Mo. LIBOR + 0.07%)
$4,000,000	2.441%		03/21/19	$4,000,000
Bank of America N.A. (3 Mo. LIBOR + 0.10%)
4,500,000	2.419		11/14/18	4,500,000
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.23%)
3,000,000	2.290		09/17/18	3,000,000
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.25%)
2,000,000	2.330		11/06/18	2,000,000
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.19%)
4,000,000	2.257		05/22/19	4,000,000
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.04%)
3,000,000	2.444		12/17/18	3,000,000
BNZ International Funding Ltd. (3 Mo. LIBOR + 0.25%)
2,251,000	2.587		04/05/19	2,251,000
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.23%)
3,000,000	2.299		09/21/18	3,000,000
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.26%)
2,000,000	2.342		01/03/19	2,000,000
Collateralized Commercial Paper II Co., LLC (1 Mo. LIBOR + 0.27%)
1,500,000	2.349		01/07/19	1,500,000
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.07%)
1,500,000	2.407		01/07/19	1,500,000
Collateralized Commercial Paper II Co., LLC (3 Mo. LIBOR + 0.09%)
2,500,000	2.423		10/11/18	2,500,000
Cooperatieve Rabobank U.A. (1 Mo. LIBOR + 0.17%)
1,000,000	2.237		09/14/18	1,000,000
Credit Agricole Corporate and Investment Bank (3 Mo. LIBOR + 0.06%)
3,000,000	2.469		12/14/18	3,000,000
Credit Industriel et Commercial (1 Mo. LIBOR + 0.38%)
4,500,000	2.447		10/12/18	4,500,000
Credit Industriel et Commercial (3 Mo. LIBOR + 0.04%)
2,000,000	2.425		03/20/19	2,000,053
DNB Bank ASA (1 Mo. LIBOR + 0.16%)
3,500,000	2.240		09/04/18	3,499,945
Erste Abwicklungsanstalt (1 Mo. LIBOR + 0.34%)
4,000,000	2.400		10/17/18	4,000,000
HSBC Bank PLC (1 Mo. LIBOR + 0.43%)
4,000,000	2.512	(a)	10/03/18	4,000,000
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.04%)
4,000,000	2.370		12/20/18	4,000,000
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.11%)
2,000,000	2.448		05/10/19	2,000,000
ING (U.S.) Funding LLC (3 Mo. LIBOR + 0.16%)
4,000,000	2.499		01/07/19	4,000,000
J.P. Morgan Securities LLC (1 Mo. LIBOR + 0.32%)
3,000,000	2.380		07/17/19	3,000,000

12	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(b) – (continued)
Macquarie Bank Ltd. (1 Mo. LIBOR + 0.19%)
$5,000,000	2.257%		02/22/19	$5,000,000
Mitsubishi UFJ Trust and Banking Corp. (1 Mo. LIBOR + 0.18%)
4,000,000	2.253		02/28/19	4,000,000
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.15%)
8,000,000	2.287	(d)	12/14/18	8,000,000
National Australia Bank Ltd. (3 Mo. LIBOR + 0.02%)
4,000,000	2.396	(a)	12/18/18	4,000,000
Nordea Bank AB (1 Mo. LIBOR + 0.15%)
7,000,000	2.223		04/01/19	7,000,000
Nordea Bank AB (3 Mo. LIBOR + 0.20%)
260,000	2.536		03/14/19	260,225
Royal Bank of Canada (1 Mo. LIBOR + 0.25%)
3,000,000	2.330		11/06/18	3,000,000
Societe Generale (3 Mo. LIBOR + 0.20%)
3,000,000	2.510		08/21/19	3,000,000
Standard Chartered Bank (3 Mo. LIBOR + 0.06%)
6,000,000	2.446		03/21/19	6,000,000
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.25%)
3,000,000	2.327		11/19/18	3,000,000
Svenska Handelsbanken AB-New York (1 Mo. LIBOR + 0.16%)
4,500,000	2.240		09/04/18	4,500,088
Svenska Handelsbanken AB-New York (1 Mo. LIBOR + 0.22%)
2,000,000	2.302		02/01/19	2,000,009
Svenska Handelsbanken AB-New York (1 Mo. LIBOR + 0.23%)
3,500,000	2.307		11/19/18	3,500,000
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.11%)
3,000,000	2.447		11/06/18	3,000,000
4,000,000	2.176		09/23/19	4,000,000
Toyota Finance Australia Limited (1 Mo. LIBOR + 0.20%)
1,000,000	2.267		09/07/18	1,000,000
Toyota Motor Finance (Netherlands) B.V. (3 Mo. LIBOR + 0.09%)
5,000,000	2.420		03/18/19	5,000,000
UBS AG-London Branch (1 Mo. LIBOR + 0.30%)
5,000,000	2.380		12/05/18	5,000,000
1,500,000	2.363		12/17/18	1,500,000
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.24%)
3,000,000	2.322		12/03/18	3,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$144,011,320

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$500,824,509

Repurchase Agreements(e) – 23.6%
BNP Paribas (OBFR + 0.20%)
5,000,000	2.110	%(b)	09/07/18	5,000,000
Maturity Value: $5,157,078
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 0.000% to
5.090%, due 01/18/22 to 03/27/42 and various corporate
security issuers, 3.150% to 10.500%, due 10/01/18 to 07/18/36.
The aggregate market value of the collateral, including accrued interest, was $5,767,883.

Repurchase Agreements(e) – (continued)
Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.58%)
4,000,000	2.919	(b)(f)	12/04/18	4,000,000
Maturity Value: $4,078,494
Settlement Date: 04/12/18
Collateralized by a U.S. Treasury Note, 2.875%, due 08/15/28. The market value of the collateral, including accrued interest, was $4,080,012.

Joint Repurchase Agreement Account III
142,600,000	1.970		09/04/18	142,600,000
Maturity Value: $142,631,214

Mizuho Securities USA LLC (3 Mo. LIBOR + 0.95%)
1,000,000	3.313	(b)(f)	11/06/18	1,000,000
Maturity Value: $1,050,341
Settlement Date: 05/08/17
Collateralized by various corporate security issuers, 2.600% to 12.000%, due 01/10/20 to 01/15/44. The aggregate market value of the collateral, including accrued interest, was $1,052,411.

TOTAL REPURCHASE AGREEMENTS				$152,600,000

TOTAL INVESTMENTS – 101.2%				$653,424,509

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%				(7,562,948)

NET ASSETS – 100.0%				$645,861,561

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2018, these securities amounted to $21,998,105 or approximately 3.4% of net assets. The liquidity determination is unaudited.
(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(c)	Rate shown is that which is in effect on August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	All or a portion represents a forward commitment.
(e)	Unless noted, all repurchase agreements were entered into on August 31, 2018. Additional information on Joint Repurchase Agreement Account III appears on page 21.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2018, these securities amounted to $5,000,000 or approximately 0.8% of net assets. The liquidity determination is unaudited.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	13

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 98.5%
Alabama – 3.7%
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C(a)
$10,000,000	1.590%	09/01/18	$10,000,000
Huntsville Health Care Authority CP Series 2018 A-2
4,550,000	1.450	10/04/18	4,550,000
13,410,000	1.300	10/10/18	13,410,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT(a)
11,500,000	1.680	09/07/18	11,500,000

			39,460,000

Alaska – 1.4%
Alaska Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT(a)
3,095,000	1.540	09/07/18	3,095,000
City of Valdez Marine Terminal VRDN RB Refunding for Exxon Pipeline Co. Project Series 1985(a)
7,000,000	1.520	09/01/18	7,000,000
City of Valdez Marine Terminal VRDN RB Refunding for ExxonMobil Project Series 2001 (GTY AGMT – Exxon Mobil Corp.)(a)
4,950,000	1.520	09/01/18	4,950,000

			15,045,000

California – 1.3%
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2018 A-2
4,790,000	1.500	11/04/18	4,790,000
670,000	1.400	11/07/18	670,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M(a)
500,000	1.510	09/07/18	500,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2002 Subseries A-2 RMKT (Bank of America N.A., SPA)(a)
4,370,000	1.340	09/01/18	4,370,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)(a)
290,000	1.360	09/07/18	290,000
State of California GO VRDN Refunding SIFMA Index Series 2012 B (SIFMA + 1.00%)
3,000,000	2.560	05/01/19	3,004,645

			13,624,645

Colorado – 6.8%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
5,050,000	1.580	09/07/18	5,050,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2005 A RMKT (Mizuho Bank, Ltd., SPA)(a)
6,880,000	1.560	09/07/18	6,879,602
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2006 B RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
1,300,000	1.580	09/07/18	1,300,000

Municipal Debt Obligations – (continued)
Colorado – (continued)
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)(a)
11,450,000	1.540	09/07/18	11,450,000
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)(a)
10,560,000	1.540	09/07/18	10,560,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 B (Wells Fargo Bank N.A., LIQ)(a)
12,200,000	1.560	09/07/18	12,200,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)(a)
11,200,000	1.530	09/07/18	11,200,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Sumitomo Mitsui Banking Corp., LOC)(a)
9,675,000	1.640	09/07/18	9,675,000
Colorado Springs Utilities VRDN RB Series 2008 A (U.S. Bank N.A., SPA)(a)
600,000	1.540	09/07/18	600,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-2(a)
3,000,000	1.570	09/07/18	3,000,000

			71,914,602

Connecticut – 2.7%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2012 Subseries B-3 (Royal Bank of Canada, SPA)(a)
5,720,000	1.570	09/07/18	5,720,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
3,650,000	1.500	09/07/18	3,650,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
9,675,000	1.510	09/07/18	9,675,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2016 Subseries E-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
7,250,000	1.500	09/07/18	7,250,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2017 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
675,000	1.620	09/07/18	675,000
State of Connecticut GO VRDN Refunding SIFMA Index Series 2012 D (SIFMA + 0.77%)
1,465,000	2.330	09/15/18	1,465,363

			28,435,363

Delaware – 3.9%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2010 B(a)
16,020,000	1.550	09/07/18	16,020,000
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)(a)
25,000,000	1.490	09/01/18	25,000,000

			41,020,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
District of Columbia – 3.6%
District of Columbia CP BANS Series 2018 A-2
$15,100,000	1.550%	09/04/18	$15,100,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)(a)
18,115,000	1.550	09/07/18	18,115,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-1 (TD Bank N.A., LOC)(a)
1,850,000	1.540	09/07/18	1,850,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-2 (TD Bank N.A., LOC)(a)
2,300,000	1.510	09/01/18	2,300,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
200,000	1.540	09/07/18	200,000

			37,565,000

Florida – 8.4%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A RMKT (State Street Bank & Trust Co., SPA)(a)
9,600,000	1.530	09/07/18	9,600,000
City of Gainesville Utilities System VRDN RB Refunding Series 2012 B RMKT (Citibank N.A., SPA)(a)
24,025,000	1.550	09/07/18	24,025,000
Jacksonville Electric Authority Electric System VRDN RB Refunding Series Three 2008 B-2 (Royal Bank of Canada. SPA)(a)
4,350,000	1.570	09/07/18	4,350,000
Jacksonville Electric Authority Electric System VRDN RB Refunding Series Three 2008 B-3 (Royal Bank of Canada. SPA)(a)
3,470,000	1.570	09/07/18	3,470,000
Jacksonville Electric Authority Electric System VRDN RB Refunding Series Three 2008 C-2 (JPMorgan Chase Bank N.A., SPA)(a)
7,760,000	1.550	09/07/18	7,760,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 (State Street Bank & Trust Co., SPA)(a)
290,000	1.560	09/07/18	290,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)(a)
26,150,000	1.550	09/07/18	26,150,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)(a)
12,905,000	1.560	09/07/18	12,905,000

			88,550,000

Georgia – 3.5%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University RMKT Series 2005 C-1(a)
23,395,000	1.550	09/07/18	23,395,000

Municipal Debt Obligations – (continued)
Georgia – (continued)
Private Colleges & Universities Authority VRDN RB Refunding for Emory University RMKT Series 2005 C-5(a)
9,725,000	1.550	09/07/18	9,725,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1(a)
2,300,000	1.480	09/07/18	2,300,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-3(a)
975,000	1.480	09/07/18	975,000

			36,395,000

Illinois – 4.3%
Illinois Educational Facilities Authority VRDN RB for University of Chicago Series 2003 B(a)
300,000	1.530	09/07/18	300,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B RMKT(a)
2,200,000	1.560	09/07/18	2,200,000
Illinois Finance Authority VRDN RB for University of Chicago Series 2004 B(a)
503,000	1.550	09/07/18	503,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-4 (TD Bank N.A., SPA)(a)
195,000	1.520	09/01/18	195,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C(a)
16,400,000	1.550	09/07/18	16,400,000
Illinois Health Facilities Authority VRDN RB Refunding for Evanston Hospital Corp. Series 1996 RMKT (JPMorgan Chase Bank N.A., SPA)(a)
14,800,000	1.550	09/07/18	14,800,000
Illinois Housing Development Authority VRDN Homeowner Mortgage RB Series 2018 A-2 (GNMA/FNMA/ FHLMC)(FHLB, SPA)(a)
895,000	1.580	09/07/18	895,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-1B RMKT (Bank of America N.A., LOC)(a)
9,400,000	1.550	09/07/18	9,400,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-2C RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
800,000	1.580	09/07/18	800,000

			45,493,000

Indiana – 0.6%
Indiana Finance Authority VRDN RB Refunding for Ascension Health Senior Credit Group Series 2008 E-7 Convertible(a)
5,350,000	1.500	09/07/18	5,350,000
Purdue University VRDN COPS Series 2011 A(a)
450,000	1.470	09/07/18	450,000
Purdue University VRDN RB for Student Facilities System Series 2007 C(a)
380,000	1.470	09/07/18	380,000

			6,180,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Iowa – 0.5%
Iowa Finance Authority VRDN RB Refunding for Trinity Health Series 2000 D(a)
$5,060,000	1.560%	09/07/18	$5,060,000

Louisiana – 0.7%
East Baton Rouge Parish IDB, Inc. VRDN PCRB Refunding for Exxon Project Series 1993(a)
1,300,000	1.520	09/01/18	1,300,000
East Baton Rouge Parish IDB, Inc. VRDN PCRB Refunding for ExxonMobil Project Series 2011 RMKT(a)
470,000	1.540	09/01/18	470,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2010 B(a)
2,600,000	1.520	09/01/18	2,600,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2011(a)
2,850,000	1.520	09/01/18	2,850,000

			7,220,000

Maryland – 1.9%
County of Montgomery BANS CP Series 2010 A
9,600,000	1.400	09/04/18	9,600,000
9,500,000	1.350	09/06/18	9,500,000
Maryland State Economic Development Corp. VRDN RB Refunding for Howard Hughes Medical Institute Project Series 2008 B(a)
960,000	1.570	09/07/18	960,000

			20,060,000

Massachusetts – 7.3%
Commonwealth of Massachusetts GO RN Series 2018 A
5,000,000	4.000	04/25/19	5,071,891
Commonwealth of Massachusetts GO RN Series 2018 C
5,000,000	4.000	06/20/19	5,086,160
Commonwealth of Massachusetts GO VRDN for Central Artery/ Ted Williams Tunnel Infrastructure Loan Act Series 2000 A (Citibank N.A., SPA)(a)
300,000	1.500	09/07/18	300,000
Commonwealth of Massachusetts GO VRDN Refunding Bonds Series 2017 A (SIFMA + 0.47%)
5,000,000	2.030	02/01/19	5,003,802
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 A-2 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)(a)
10,400,000	1.620	09/07/18	10,400,000
Massachusetts Department of Transportation Metropolitan Highway System VRDN RB Refunding for Contract Assistance Series 2010 A-3 (Landesbank Hessen-Thueringen Gironzentrale, LOC)(a)
660,000	1.590	09/07/18	660,000
Massachusetts Department of Transportation Metropolitan Highway System VRDN RB Refunding for Contract Assistance Series 2010 A-6 (Sumitomo Mitsui Banking Corp., SPA)(a)
2,850,000	1.580	09/07/18	2,850,000

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)(a)
18,010,000	1.510	09/01/18	18,010,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 (U.S. Bank N.A., SPA)(a)
5,700,000	1.470	09/01/18	5,700,000

Massachusetts State Development Finance Agency VRDN RB for
Partners HealthCare Systems Series 2011 K-2 (Barclays Bank,
SPA) (GTY AGMT - Brigham and Women’s Hospital, Inc.,
Faulkner Hospital and Massachusetts General Hospital)(a)

4,800,000	1.510	09/07/18	4,800,000
Massachusetts State Water Resources Authority VRDN RB Refunding Series 2008 A-1 RMKT (JP Morgan Chase Bank SPA)(a)
355,000	1.570	09/07/18	355,000
Massachusetts Water Resources Authority CP Series 1999 A-2
6,750,000	1.490	10/11/18	6,750,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)(a)
1,235,000	1.570	09/07/18	1,235,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)(a)
8,040,000	1.560	09/07/18	8,040,000
University of Massachusetts Building Authority VRDN RB Refunding Senior Series 2011-1 (Wells Fargo Bank N.A., SPA)(a)
3,200,000	1.570	09/07/18	3,200,000

			77,461,853

Michigan – 5.6%
Michigan Finance Authority RB Refunding for Clean Water Revolving Fund Series 2012
1,180,000	5.000	10/01/18	1,183,196
Michigan Finance Authority State Aid RN Series 2018 A-1 (State Aid Withholding)
10,000,000	4.000	08/20/19	10,213,831
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-2(a)
7,000,000	1.560	09/07/18	7,000,000
Michigan State University Board of Trustees CP Series 2018 F
12,300,000	1.650	10/02/18	12,300,000
Michigan State University VRDN RB General Series 2000 A (Northern Trust Co., SPA)(a)
330,000	1.510	09/07/18	330,000
Michigan State University VRDN RB Series 2005 (Royal Bank of Canada, SPA)(a)
16,905,000	1.510	09/07/18	16,905,000
University of Michigan CP Series 2018 K-1
8,700,000	1.350	10/02/18	8,700,000
2,575,000	1.500	10/18/18	2,575,000

			59,207,027

The accompanying notes are an integral part of these financial statements.	17

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Minnesota – 0.3%
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D (JPMorgan Chase Bank N.A., SPA)(a)
$2,630,000	1.530%	09/07/18	$2,630,000
University of Minnesota CP Series 2018 H
700,000	1.350	10/03/18	700,000

			3,330,000

Mississippi – 2.7%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT – Chevron Corp.)(a)
16,900,000	1.540	09/01/18	16,900,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 A (GTY AGMT – Chevron Corp.)(a)
3,500,000	1.540	09/01/18	3,500,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 A (GTY AGMT – Chevron Corp.)(a)
340,000	1.550	09/07/18	340,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT – Chevron Corp.)(a)
700,000	1.570	09/07/18	700,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 G (GTY AGMT – Chevron Corp.)(a)
1,500,000	1.540	09/01/18	1,500,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 H (GTY AGMT – Chevron Corp.)(a)
5,810,000	1.560	09/01/18	5,810,000

			28,750,000

Missouri – 3.1%
Curators University of Missouri CP Series 2018 A
18,700,000	1.350	09/05/18	18,700,000
3,140,000	1.270	09/06/18	3,140,000
Curators University of Missouri Systems Facilities VRDN RB Refunding Series 2007 B(a)
240,000	1.500	09/07/18	240,000
Dallas Area Rapid Transit CP Series 2018 A-2
10,535,000	1.500	10/03/18	10,535,000
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 C4(a)
340,000	1.560	09/07/18	340,000

			32,955,000

Multi-State – 3.7%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)(a)
20,215,000	1.580	09/07/18	20,215,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)(a)
11,940,000	1.590	09/07/18	11,940,000

Municipal Debt Obligations – (continued)
Multi-State – (continued)
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ)(a)
7,275,000	1.590	09/07/18	7,275,000

			39,430,000

New York – 10.8%
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Refunding Series 2008 A-1 RMKT (TD Bank N.A., LOC)(a)
2,540,000	1.500	09/01/18	2,540,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-2 (Bank of Tokyo-Mitsubishi UFJ, LOC)(a)
4,115,000	1.580	09/07/18	4,115,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)(a)
7,945,000	1.570	09/07/18	7,945,000
Nassau County Interim Finance Authority VRDN RB Refunding for Sales Tax Revenue Series 2008 A (TD Bank N.A., SPA)(a)
5,490,000	1.620	09/07/18	5,490,000
Nassau County Interim Finance Authority VRDN RB Refunding for Sales Tax Revenue Series 2008 B (Sumitomo Mitsui Banking Corp., SPA)(a)
690,000	1.570	09/07/18	690,000
New York City GO VRDN Series 2012 Subseries G-3 (Citibank N.A., LOC)(a)
14,000,000	1.550	09/07/18	14,000,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Elliot Chelsea Development Series 2010 A (FHLMC, LIQ)(a)
800,000	1.600	09/07/18	800,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding for Second General Resolution Series 2014 Subseries AA-4 (Bank of Montreal, SPA)(a)
6,450,000	1.530	09/01/18	6,450,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding for Second General Resolution Series 2015 Subseries BB-4 (Barclays Bank PLC, SPA)(a)
6,000,000	1.550	09/01/18	6,000,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
6,295,000	1.500	09/07/18	6,295,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (Bank of New York Mellon, SPA)(a)
325,000	1.500	09/07/18	325,000
New York State Dormitory Authority Non-State Supported VRDN RB for Rockefeller University Series 2008 A (JPMorgan Chase Bank N.A., SPA)(a)
200,000	1.530	09/07/18	200,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2004 B RMKT (Bank of NY Mellon, SPA)(a)
495,000	1.500	09/07/18	495,000

18	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA, LIQ) (FNMA, LOC)(a)
$1,300,000	1.560%	09/07/18	$1,300,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ) (FNMA, LOC)(a)
9,000,000	1.580	09/07/18	9,000,000
New York State Housing Finance Agency VRDN RB for Chelsea Apartments Series 2003 A (FNMA, LIQ) (FNMA, LOC)(a)
7,100,000	1.590	09/07/18	7,100,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A RMKT (FHLMC, LIQ)(a)
350,000	1.600	09/07/18	350,000
New York State Housing Finance Agency VRDN RB Refunding for Economic Development Series 2005 C RMKT (JPMorgan Chase Bank N.A., SPA)(a)
7,000,000	1.530	09/07/18	7,000,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)(a)
13,500,000	1.560	09/07/18	13,500,000
New York State Power Authority CP Series 2018-2
415,000	1.320	09/04/18	415,000
New York State Urban Development Corp. VRDN RB Refunding for State Facilities and Equipment 2004 A-3B RMKT (JPMorgan Chase Bank N.A., SPA)(a)
6,500,000	1.560	09/07/18	6,500,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 B RMKT (State Street Bank & Trust Co., LOC)(a)
900,000	1.530	09/07/18	900,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
4,300,000	1.480	09/01/18	4,300,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2000 Subseries ABCD-5 (AGM) (SIFMA + 0.44%)
1,000,000	2.000	01/01/19	1,000,862
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (State Street Bank & Trust Co., LOC)(a)
7,760,000	1.520	09/01/18	7,760,000

			114,470,862

North Carolina – 2.0%
City of Raleigh Combined Enterprise System VRDN RB Series 2008 A RMKT (Bank of America N.A., SPA)(a)
3,925,000	1.600	09/07/18	3,925,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB Refunding for Wake Forest University Series 2004 A(a)
13,600,000	1.560	09/07/18	13,600,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2003 A (Bank of America N.A., SPA)(a)
3,750,000	1.550	09/07/18	3,750,000

			21,275,000

Municipal Debt Obligations – (continued)
Ohio – 4.3%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1(a)
1,345,000	1.500	09/07/18	1,345,000
City of Columbus Sewerage System VRDN RB Refunding Series 2008 B(a)
650,000	1.460	09/07/18	650,000
County of Hamilton VRDN RB Refunding for Cincinnati Children’s Hospital Medical Center Series 2018 AA(a)
14,370,000	1.560	09/07/18	14,370,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children’s Hospital Project Series 2008 B(a)
14,700,000	1.520	09/07/18	14,700,000
Franklin County Hospital VRDN RB Refunding for Ohio Health Facilities Series 2009 B RMKT (Barclays Bank PLC, SPA)(a)
5,440,000	1.550	09/07/18	5,440,000
Ohio State University General Receipts VRDN RB Series 2008 B(a)
1,600,000	1.540	09/07/18	1,600,000
Ohio State University GO VRDN General Receipts Series 2001(a)
1,000,000	1.490	09/07/18	1,000,000
Ohio State University VRDN RB Series 2005 B(a)
300,000	1.460	09/07/18	300,000
Ohio State University VRDN RB Series 2014 B-2(a)
2,140,000	1.540	09/07/18	2,140,000
State of Ohio GO VRDN for Common Schools Series 2005 A (State of Ohio, LIQ)(a)
360,000	1.460	09/07/18	360,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A(a)
3,345,000	1.580	09/07/18	3,345,000

			45,250,000

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B (Northern Trust Co., SPA)(a)
3,360,000	1.500	09/07/18	3,360,000

South Carolina – 0.6%
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
6,750,000	1.560	09/07/18	6,750,000

Texas – 8.5%
City of El Paso Texas Water & Sewer System CP Series 2018 A
1,800,000	1.680	10/11/18	1,800,000
19,375,000	1.670	10/22/18	19,375,000
5,000,000	1.700	10/22/18	5,000,000
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Exxon Project Series 1989(a)
5,230,000	1.520	09/01/18	5,230,000
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Exxon Project Series 1995(a)
1,900,000	1.520	09/01/18	1,900,000
Harris County Cultural Education Facilities Finance Corp. CP Series 2018 C-1
16,400,000	1.620	10/10/18	16,400,000

The accompanying notes are an integral part of these financial statements.	19

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. CP Series 2018 C-2
$3,230,000	1.740%	10/25/18	$3,230,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2015 C(a)
6,700,000	1.530	09/07/18	6,700,000
Harris County Industrial Development Corp. VRDN PCRB for Exxon Project Series 1984(a)
300,000	1.520	09/01/18	300,000
Port of Port Arthur, Texas Navigation District VRDN RB Refunding for Texaco, Inc. Project Series 1994(a)
7,400,000	1.540	09/01/18	7,400,000
State of Texas TRANS Series 2018(b)
6,350,000	4.000	08/29/19	6,484,620
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 B(a)
15,285,000	1.540	09/07/18	15,285,000
University of Texas Permanent University Fund CP Series 2018 A
1,000,000	1.400	10/10/18	1,000,000
University of Texas System VRDN RB for Financing System Series 2008 B (University of Texas Investment Management Co., LIQ)(a)
200,000	1.470	09/07/18	200,000

			90,304,620

Utah – 1.0%
Murray City, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 B(a)
10,360,000	1.510	09/07/18	10,360,000

Virginia – 3.0%
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C(a)
26,270,000	1.570	09/07/18	26,270,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 E(a)
330,000	1.560	09/07/18	330,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B(a)
5,180,000	1.570	09/07/18	5,180,000

			31,780,000

Washington – 2.0%
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 A (Landesbank Hessen-Thueringen Girozentrale, LOC)(a)
350,000	1.560	09/07/18	350,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)(a)
15,860,000	1.550	09/07/18	15,860,000

Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)(a)
4,800,000	1.580	09/07/18	4,800,000

			21,010,000

TOTAL INVESTMENTS – 98.5%			$1,041,716,972

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			16,140,540

NET ASSETS – 100.0%			$1,057,857,512

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Rate shown is that which is in effect on August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
BANS	—Bond Anticipation Notes
COPS	—Certificates of Participation
CP	—Commercial Paper
FHLB	—Insured by Federal Home Loan Bank
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RN	—Revenue Notes
RMKT	—Remarketed
SIFMA	—Securities Industry and Financial Markets Association
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2018, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of September 4, 2018, as follows:

Principal Amount	Maturity Value	Collateral Value
$142,600,000	$142,631,214	$146,856,067

REPURCHASE AGREEMENTS — At August 31, 2018, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.970%	$13,970,609
Bank of America, N.A.	1.970	9,979,006
Bank of Nova Scotia (The)	1.970	43,907,628
BNP Paribas	1.970	2,893,912
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.970	41,911,826
Wells Fargo Securities LLC	1.970	29,937,019
TOTAL		$142,600,000

At August 31, 2018, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.920 to 3.500%	08/08/19 to 06/27/33
Federal Home Loan Bank	1.375 to 4.000	06/18/19 to 03/12/38
Federal Home Loan Mortgage Corp.	0.875 to 7.500	07/19/19 to 09/01/48
Federal Home Loan Mortgage Corp. Stripped Securities	0.000	03/15/20 to 09/15/29
Federal National Mortgage Association	1.125 to 7.500	11/01/18 to 09/01/48
Government National Mortgage Association	3.000 to 8.000	10/15/18 to 08/20/48
Tennessee Valley Authority	0.000 to 3.875	11/01/19 to 02/01/27
U.S. Treasury Bonds	4.750	02/15/37 to 02/15/41
U.S. Treasury Inflation-Indexed Bond	3.375	04/15/32
U.S. Treasury Notes	1.125 to 2.000	01/31/19 to 11/15/26

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

August 31, 2018

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments based on amortized cost	$500,824,509	$1,041,716,972
Repurchase agreements based on amortized cost	152,600,000	—
Cash	36,433	64,790
Receivables:
Fund shares sold	761,853	6,438
Interest	658,613	1,624,028
Reimbursement from investment advisor	14,639	13,023
Investments sold	—	23,090,887
Other assets	692	2,754
Total assets	654,896,739	1,066,518,892

Liabilities:
Payables:
Investments purchased	8,000,000	6,484,620
Fund shares redeemed	511,280	827,810
Dividend distribution	254,148	1,007,681
Management fees	76,884	146,210
Distribution and Service fees and Transfer Agency fees	6,529	9,799
Accrued expenses	186,337	185,260
Total liabilities	9,035,178	8,661,380

Net Assets:
Paid-in capital	645,845,448	1,057,864,199
Undistributed (distributions in excess of ) net investment income	13,291	(30)
Accumulated net realized gain (loss)	2,822	(6,657)
NET ASSETS	$645,861,561	$1,057,857,512
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class I Shares	$504,770,374	$1,052,228,677
Select Shares	—	3,177
Preferred Shares	—	68,090
Capital Shares	—	1,013
Administration Shares	132,200,247	2,190
Premier Shares	—	1,010
Service Shares	10,532	835,870
Resource Shares	10,412	2,412,093
Cash Management Shares	926,724	1,003
Class A Shares	7,933,071	2,295,381
Class C Shares	10,201	9,008
Total Net Assets	$645,861,561	$1,057,857,512
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class I Shares	504,768,169	1,052,184,646
Select Shares	—	3,177
Preferred Shares	—	68,087
Capital Shares	—	1,013
Administration Shares	132,199,669	2,189
Premier Shares	—	1,010
Service Shares	10,532	835,835
Resource Shares	10,412	2,411,993
Cash Management Shares	926,720	1,003
Class A Shares	7,933,036	2,295,285
Class C Shares	10,201	9,007

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the year ended August 31, 2018

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment income:
Interest income	$7,242,087	$12,755,673
Total investment income	7,242,087	12,755,673

Expenses:
Fund-Level Expenses:
Management fees	709,548	1,915,694
Registration fees	169,019	82,909
Professional fees	119,472	44,220
Custody, accounting and administrative services	54,956	74,254
Transfer Agency fees	39,137	105,664
Trustee fees	21,909	25,672
Printing and mailing fees	16,206	92,894
Other	7,767	76,793
Subtotal	1,138,014	2,418,100
Class Specific Expenses:
Administration Share fees	261,827	7,034
Distribution and Service fees — Class A Shares	6,657	8,988
Cash Management Share fees	3,325	205
Distribution fees — Cash Management Shares	1,995	123
Distribution fees — Class C Shares	309	68
Resource Share fees	170	16,353
Service Share fees	170	4,455
Class C Share fees	103	22
Distribution fees — Resource Shares	51	4,906
Select Share fees	—	434
Preferred Share fees	—	48
Premier Share fees	—	3
Capital Share fees	—	1
Total expenses	1,412,621	2,460,740
Less — expense reductions	(419,194)	(487,484)
Net expenses	993,427	1,973,256
NET INVESTMENT INCOME	$6,248,660	$10,782,417
Net realized gain (loss) from investment transactions	12,206	(6,657)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,260,866	$10,775,760

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund		Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$6,248,660	$1,749,664	$10,782,417	$5,332,420
Net realized gain (loss) from investment transactions	12,206	19,712	(6,657)	654
Net increase in net assets resulting from operations	6,260,866	1,769,376	10,775,760	5,333,074

Distributions to shareholders:
From net investment income:
Class I Shares	(4,766,356)	(1,302,341)	(10,700,983)	(5,305,155)
Select Shares	—	—	(13,702)	(7,167)
Preferred Shares	—	—	(445)	(151)
Capital Shares	—	—	(13)	(105)
Administration Shares	(1,433,408)	(439,885)	(21,139)	(13,462)
Premier Shares	—	—	(10)	(4)
Service Shares	(313)	(182)	(4,637)	(3,876)
Resource Shares	(260)	(110)	(11,905)	(803)
Cash Management Shares	(5,843)	(131)	(98)	(4)
Class A Shares	(42,317)	(6,996)	(29,472)	(1,689)
Class C Shares	(163)	(19)	(13)	(4)
From net realized gains:
Class I Shares	(7,495)	(14,540)	(574)	(567,168)
Select Shares	—	—	(2)	(1)
Preferred Shares	—	—	—	(12)
Capital Shares	—	—	—	(1)
Administration Shares	(2,653)	(4,239)	(2)	(2,773)
Premier Shares	—	—	—	(1)
Service Shares	(1)	(5)	(1)	(560)
Resource Shares	(1)	(5)	(2)	(3,473)
Cash Management Shares	(13)	(6)	—	(10)
Class A Shares	(59)	(87)	(2)	(388)
Class C Shares	(1)	(5)	—	(5)
Total distributions to shareholders	(6,258,883)	(1,768,551)	(10,783,000)	(5,906,812)

From share transactions: (at $1.00 per share):
Proceeds from sales of shares	801,426,361	638,143,101	1,654,445,910	1,278,168,435
Reinvestment of distributions	4,214,509	847,042	1,638,479	679,285
Cost of shares redeemed	(477,393,348)	(332,357,615)	(1,536,838,676)	(1,805,926,440)
Net increase (decrease) in net assets resulting from share transactions	328,247,522	306,632,528	119,245,713	(527,078,720)
NET INCREASE (DECREASE)	328,249,505	306,633,353	119,238,473	(527,652,458)

Net assets:
Beginning of year	317,612,056	10,978,703	938,619,039	1,466,271,497
End of year	$645,861,561	$317,612,056	$1,057,857,512	$938,619,039
Undistributed (distributions in excess of) net investment income	$13,291	$13,291	$(30)	$(29)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class I Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.017	0.009	0.002
Net realized loss	(0.001)	— (b)	—	(b)
Total from investment operations	0.016	0.009	0.002
Distributions to shareholders from net investment income	(0.016)	(0.009)	(0.002)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.016)	(0.009)	(0.002)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.61%	0.87%	0.24%
Net assets, end of period (in 000’s)	$504,770	$216,443	$10,679
Ratio of net expenses to average net assets	0.18%	0.18%	0.18	%(e)
Ratio of total expenses to average net assets	0.29%	0.51%	4.88	%(e)
Ratio of net investment income to average net assets	1.68%	0.90%	0.41	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Administration Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.014	0.007	0.001
Net realized loss	(0.001)	(0.001)	—	(b)
Total from investment operations	0.013	0.006	0.001
Distributions to shareholders from net investment income	(0.013)	(0.006)	(0.001)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.013)	(0.006)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.36%	0.62%	0.09%
Net assets, end of period (in 000’s)	$132,200	$100,351	$50
Ratio of net expenses to average net assets	0.43%	0.43%	0.43	%(e)
Ratio of total expenses to average net assets	0.54%	0.76%	5.13	%(e)
Ratio of net investment income to average net assets	1.37%	0.72%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Service Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.009	0.004	—	(b)
Net realized gain	0.002	— (b)	—	(b)
Total from investment operations	0.011	0.004	—	(b)
Distributions to shareholders from net investment income	(0.011)	(0.004)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.011)	(0.004)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.11%	0.39%	0.05%
Net assets, end of period (in 000’s)	$11	$50	$50
Ratio of net expenses to average net assets	0.68%	0.68%	0.61	%(e)
Ratio of total expenses to average net assets	0.79%	1.01%	5.38	%(e)
Ratio of net investment income to average net assets	0.92%	0.36%	0.02	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Resource Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.008	0.002	—	(b)
Net realized gain	0.002	0.001	—	(b)
Total from investment operations	0.010	0.003	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.010)	(0.003)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.96%	0.26%	0.05%
Net assets, end of period (in 000’s)	$11	$50	$50
Ratio of net expenses to average net assets	0.83%	0.82%	0.62	%(e)
Ratio of total expenses to average net assets	0.94%	1.16%	5.53	%(e)
Ratio of net investment income to average net assets	0.77%	0.22%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Cash Management Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.009	0.002	—	(b)
Net realized loss	(0.001)	(0.001)	—	(b)
Total from investment operations	0.008	0.001	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.001)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.008)	(0.001)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.81%	0.15%	0.05%
Net assets, end of period (in 000’s)	$927	$91	$50
Ratio of net expenses to average net assets	0.98%	0.95%	0.62	%(e)
Ratio of total expenses to average net assets	1.09%	1.31%	5.68	%(e)
Ratio of net investment income to average net assets	0.88%	0.18%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class A Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.016	0.008	0.001
Net realized loss	(0.003)	(0.002)	—	(b)
Total from investment operations	0.013	0.006	0.001
Distributions to shareholders from net investment income	(0.013)	(0.006)	(0.001)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.013)	(0.006)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	1.36%	0.62%	0.09%
Net assets, end of period (in 000’s)	$7,933	$563	$50
Ratio of net expenses to average net assets	0.43%	0.43%	0.43	%(e)
Ratio of total expenses to average net assets	0.54%	0.76%	5.13	%(e)
Ratio of net investment income to average net assets	1.59%	0.81%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class C Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.004	— (b)	—	(b)
Net realized gain	0.002	0.001	—	(b)
Total from investment operations	0.006	0.001	—	(b)
Distributions to shareholders from net investment income	(0.006)	(0.001)	—	(b)
Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)
Total distributions(c)	(0.006)	(0.001)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.60%	0.06%	0.05%
Net assets, end of period (in 000’s)	$10	$64	$50
Ratio of net expenses to average net assets	1.18%	1.02%	0.58	%(e)
Ratio of total expenses to average net assets	1.29%	1.51%	5.88	%(e)
Ratio of net investment income to average net assets	0.40%	0.04%	0.01	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class I Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.010	0.006	0.001	—	(b)	—	(b)
Net realized gain	— (b)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.010	0.007	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.006)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.007)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.03%	0.63%	0.11%	0.01%		0.01%
Net assets, end of year (in 000’s)	$1,052,229	$924,326	$1,387,634	$4,955,885		$5,225,304
Ratio of net expenses to average net assets	0.18%	0.18%	0.11%	0.08%		0.10%
Ratio of total expenses to average net assets	0.22%	0.29%	0.24%	0.23%		0.23%
Ratio of net investment income to average net assets	1.02%	0.57%	0.07%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Select Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.009	0.006	0.001	—	(b)	—	(b)
Net realized gain	0.001	— (b)	— (b)	—	(b)	—	(b)
Total from investment operations	0.010	0.006	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.006)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	1.00%	0.60%	0.09%	0.01%		0.01%
Net assets, end of year (in 000’s)	$3	$5,401	$—	$193,506		$267,104
Ratio of net expenses to average net assets	0.21%	0.21%	0.11%	0.08%		0.10%
Ratio of total expenses to average net assets	0.25%	0.32%	0.27%	0.26%		0.26%
Ratio of net investment income to average net assets	0.95%	0.62%	0.01%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Preferred Shares
	Year Ended August 31,
	2018	2017	2016	2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income(a)	0.009	0.005	0.001	—	(b)	—	(b)
Net realized gain	— (b)	0.001	— (b)	—	(b)	—	(b)
Total from investment operations	0.009	0.006	0.001	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.009)	(0.005)	(0.001)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	— (b)	—	(b)	—	(b)
Total distributions(c)	(0.009)	(0.006)	(0.001)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(d)	0.93%	0.53%	0.06%	0.01%		0.01%
Net assets, end of year (in 000’s)	$68	$37	$46	$6,914		$15,635
Ratio of net expenses to average net assets	0.28%	0.28%	0.13%	0.08%		0.10%
Ratio of total expenses to average net assets	0.32%	0.39%	0.34%	0.33%		0.33%
Ratio of net investment income to average net assets	0.93%	0.48%	0.03%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Capital Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.013	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	0.002	—	(b)	—	(b)	—	(b)
Total from investment operations	0.013	0.005	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.013)	(0.004)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.013)	(0.005)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.88%	0.48%	0.04%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$886		$22,788		$5,728
Ratio of net expenses to average net assets	0.18%	0.33%	0.19%		0.08%		0.10%
Ratio of total expenses to average net assets	0.37%	0.44%	0.39%		0.38%		0.38%
Ratio of net investment income to average net assets	1.31%	0.30%	0.04%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Administration Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.008	0.003	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	0.001	—	(b)	—	(b)	—	(b)
Total from investment operations	0.008	0.004	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.003)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.008)	(0.004)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.78%	0.38%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$2	$3,575	$13,041		$107,676		$155,732
Ratio of net expenses to average net assets	0.43%	0.43%	0.18%		0.08%		0.10%
Ratio of total expenses to average net assets	0.47%	0.54%	0.49%		0.48%		0.48%
Ratio of net investment income to average net assets	0.75%	0.30%	0.01%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Premier Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.010	0.004	—	(b)	—	(b)	—	(b)
Net realized loss	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total from investment operations	0.010	0.003	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.010)	(0.002)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.010)	(0.003)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.68%	0.29%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1,858
Ratio of net expenses to average net assets	0.54%	0.47%	0.12%		0.08%		0.10%
Ratio of total expenses to average net assets	0.57%	0.64%	0.59%		0.58%		0.58%
Ratio of net investment income to average net assets	0.95%	0.43%	0.37%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Service Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.005	— (b)	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	0.002	—	(b)	—	(b)	—	(b)
Total from investment operations	0.005	0.002	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.005)	(0.001)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.005)	(0.002)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.53%	0.15%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$836	$841	$58,173		$72,003		$66,226
Ratio of net expenses to average net assets	0.68%	0.63%	0.21%		0.08%		0.10%
Ratio of total expenses to average net assets	0.72%	0.79%	0.74%		0.73%		0.73%
Ratio of net investment income to average net assets	0.52%	0.04%	0.01%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Resource Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.004	— (b)	—	(b)	—	(b)	—	(b)
Net realized gain	— (b)	0.001	—	(b)	—	(b)	—	(b)
Total from investment operations	0.004	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.004)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.004)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.37%	0.08%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$2,412	$3,731	$6,469		$8,268		$12,979
Ratio of net expenses to average net assets	0.83%	0.73%	0.20%		0.08%		0.10%
Ratio of total expenses to average net assets	0.87%	0.94%	0.89%		0.88%		0.88%
Ratio of net investment income to average net assets	0.36%	0.02%	0.01%		0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Cash Management Shares
	Year Ended August 31,
	2018	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income(a)	0.002	— (b)	—	(b)	—	(b)	—	(b)
Net realized gain	0.001	0.001	—	(b)	—	(b)	—	(b)
Total from investment operations	0.003	0.001	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net investment income	(0.003)	— (b)	—	(b)	—	(b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)	—	(b)	—	(b)
Total distributions(c)	(0.003)	(0.001)	—	(b)	—	(b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)	0.24%	0.09%	0.01%		0.01%		0.01%
Net assets, end of year (in 000’s)	$1	$54	$1		$1		$1
Ratio of net expenses to average net assets	0.96%	0.77%	0.12%		0.08%		0.10%
Ratio of total expenses to average net assets	1.02%	1.09%	1.04%		1.03%		1.03%
Ratio of net investment income to average net assets	0.24%	0.01%	0.37%		0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class A Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.008	0.004	—	(b)
Net realized gain	— (b)	— (b)	—	(b)
Total from investment operations	0.008	0.004	—	(b)
Distributions to shareholders from net investment income	(0.008)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)
Total distributions(c)	(0.008)	(0.004)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.78%	0.38%	0.01%
Net assets, end of period (in 000’s)	$2,296	$643	$10
Ratio of net expenses to average net assets	0.43%	0.43%	0.30	%(e)
Ratio of total expenses to average net assets	0.47%	0.54%	0.49	%(e)
Ratio of net investment income to average net assets	0.82%	0.35%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class C Shares
	Year Ended August 31,		Period Ended August 31, 2016*
	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income(a)	0.001	— (b)	—	(b)
Net realized gain	— (b)	0.001	—	(b)
Total from investment operations	0.001	0.001	—	(b)
Distributions to shareholders from net investment income	(0.001)	— (b)	—	(b)
Distributions to shareholders from net realized gains	— (b)	(0.001)	—	(b)
Total distributions(c)	(0.001)	(0.001)	—	(b)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return(d)	0.13%	0.07%	0.01%
Net assets, end of period (in 000’s)	$9	$9	$10
Ratio of net expenses to average net assets	1.06%	0.72%	0.31	%(e)
Ratio of total expenses to average net assets	1.22%	1.29%	1.24	%(e)
Ratio of net investment income to average net assets	0.15%	0.04%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class I, Administration, Service, Resource, Cash Management, Class A and Class C	Diversified
Investor Tax-Exempt Money Market	Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2018, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2018, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class I Shares	Select Shares(b)	Preferred Shares(b)	Capital Shares(b)	Administration Shares	Premier Shares(b)	Service Shares		Resource Shares		Cash Management Shares		Class A Shares	Class C Shares
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%		0.16%		0.16%		0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(c)	0.15	(d)	0.30	(d)	0.25	0.75	(d)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01

N/A—Fees not applicable to respective share class

(a)	Prior to February 21, 2018, the contractual management fee rate for each of the Funds was 0.205% of the Fund’s average daily net assets.
(b)	Tax-Exempt Money Market Fund only.
(c)	Service (12b-1) fee only.
(d)	Distribution (12b-1) fee only.

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Prior to February 21, 2018, GSAM contractually agreed to not impose a portion of the management fee equal annually to 0.045% of each Fund’s average daily net assets.

During the fiscal year ended August 31, 2018, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2018, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers		Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$83	$—	*	$1	$335	$419
Investor Tax-Exempt Money Market	225	—	*	13	249	487

*	Amount less than one thousand.

For the fiscal year ended August 31, 2018, the net effective management fee rate for each of the Funds was 0.16%.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended August 31, 2018, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$—	$11,050,468	$—
Investor Tax-Exempt Money Market	175,174,861	16,705,661	—

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	—	—	—	—	—	—	100%	100%	—	—	100%
Investor Tax-Exempt Money Market	—	32%	—	100%	—	100%	—	—	100%	—	100%

I.  Line of Credit Facility — As of August 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$6,258,883	$28,909
Tax-Exempt income	—	10,754,091
Total distributions	$6,258,883	$10,783,000

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$1,768,551	$179,707
Net long-term capital gains	—	423,093
Tax-Exempt income	—	5,304,012
Total distributions	$1,768,551	$5,906,812

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$270,261	$—
Undistributed Tax Exempt income — net	—	1,007,651
Total undistributed earnings	$270,261	$1,007,651
Capital loss carryforward	$—	$(6,657)
Timing differences (Distribution Payable)	$(254,148)	$(1,007,681)
Total accumulated earnings (losses) — net	$16,113	$(6,687)

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

48

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

5. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Investor Tax-Exempt Money Market	$1	$(1)	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

49

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2018

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

50

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

Class I Shares
Shares sold	716,352,662	498,952,302
Reinvestment of distributions	2,763,014	408,136
Shares redeemed	(430,789,541)	(293,596,890)
	288,326,135	205,763,548
Administration Shares
Shares sold	66,436,013	133,622,121
Reinvestment of distributions	1,402,584	431,344
Shares redeemed	(35,989,338)	(33,753,107)
	31,849,259	100,300,358
Service Shares
Shares sold	—	—
Reinvestment of distributions	313	195
Shares redeemed	(40,000)	—
	(39,687)	195
Resource Shares
Shares sold	—	—
Reinvestment of distributions	261	128
Shares redeemed	(40,000)	—
	(39,739)	128
Cash Management Shares
Shares sold	2,929,009	389,929
Reinvestment of distributions	5,819	124
Shares redeemed	(2,099,476)	(348,708)
	835,352	41,345
Class A Shares
Shares sold	15,708,677	5,154,530
Reinvestment of distributions	42,358	7,081
Shares redeemed	(8,381,415)	(4,648,247)
	7,369,620	513,364
Class C Shares
Shares sold	—	24,219
Reinvestment of distributions	160	34
Shares redeemed	(53,578)	(10,663)
	(53,418)	13,590
NET INCREASE IN SHARES	328,247,522	306,632,528

51

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2018

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017

Class I Shares
Shares sold	1,608,090,653	1,225,526,857
Reinvestment of distributions	1,581,148	662,201
Shares redeemed	(1,481,762,959)	(1,688,955,547)
	127,908,842	(462,766,489)
Select Shares
Shares sold	5,049,149	20,001,000
Reinvestment of distributions	13,703	7,166
Shares redeemed	(10,460,376)	(14,607,772)
	(5,397,524)	5,400,394
Preferred Shares
Shares sold	32,634	21,815
Reinvestment of distributions	11	8
Shares redeemed	(1,486)	(30,953)
	31,159	(9,130)
Capital Shares
Shares sold	—	1,000
Reinvestment of distributions	9	4
Shares redeemed	—	(885,172)
	9	(884,168)
Administration Shares
Shares sold	9,267,994	12,585,227
Reinvestment of distributions	243	2,624
Shares redeemed	(12,840,341)	(22,049,174)
	(3,572,104)	(9,461,323)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	7	3
Shares redeemed	—	—
	7	3
Service Shares
Shares sold	188,313	5,380,517
Reinvestment of distributions	2,712	963
Shares redeemed	(195,928)	(62,689,231)
	(4,903)	(57,307,751)
Resource Shares
Shares sold	13,214,184	13,759,611
Reinvestment of distributions	11,065	4,221
Shares redeemed	(14,544,306)	(16,499,097)
	(1,319,057)	(2,735,265)
Cash Management Shares
Shares sold	180,115	225,518
Reinvestment of distributions	84	12
Shares redeemed	(233,485)	(172,241)
	(53,286)	53,289
Class A Shares
Shares sold	18,422,868	666,890
Reinvestment of distributions	29,486	2,078
Shares redeemed	(16,799,795)	(36,243)
	1,652,559	632,725
Class C Shares
Shares sold	—	—
Reinvestment of distributions	11	5
Shares redeemed	—	(1,010)
	11	(1,005)
NET INCREASE (DECREASE) IN SHARES	119,245,713	(527,078,720)

52

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

53

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class I Shares
Actual	$1,000.00	$1,009.72		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,008.45		2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Service Shares
Actual	1,000.00	1,007.18		3.39
Hypothetical (5% return before expenses)	1,000.00	1,021.83	+	3.41
Resource Shares
Actual	1,000.00	1,006.42		4.20
Hypothetical (5% return before expenses)	1,000.00	1,021.02	+	4.23
Cash Management Shares
Actual	1,000.00	1,005.66		4.95
Hypothetical (5% return before expenses)	1,000.00	1,020.27	+	4.99
Class A Shares
Actual	1,000.00	1,008.45		2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,004.65		5.96
Hypothetical (5% return before expenses)	1,000.00	1,019.26	+	6.01

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class I Shares	Administration Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	0.18%	0.43%	0.67%	0.83%	0.98%	0.43%	1.18%

54

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited) (continued)

	Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Class I Shares
Actual	$1,000.00	$1,005.96		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Select Shares
Actual	1,000.00	1,005.81		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07
Preferred Shares
Actual	1,000.00	1,005.45		1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	+	1.43
Capital Shares
Actual	1,000.00	1,005.20		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,004.69		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Premier Shares
Actual	1,000.00	1,004.19		2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.48	+	2.75
Service Shares
Actual	1,000.00	1,003.43		3.43
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47
Resource Shares
Actual	1,000.00	1,002.67		4.19
Hypothetical (5% return before expenses)	1,000.00	1,021.02	+	4.23
Cash Management Shares
Actual	1,000.00	1,001.92		4.95
Hypothetical (5% return before expenses)	1,000.00	1,020.27	+	4.99
Class A Shares
Actual	1,000.00	1,004.69		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,001.06		5.80
Hypothetical (5% return before expenses)	1,000.00	1,019.41	+	5.85

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Tax-Exempt Money Market	0.18%	0.21%	0.28%	0.18%	0.43%	0.54%	0.68%	0.83%	0.98%	0.43%	1.15%

55

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee adequately addressed any economies of scale;

56

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

57

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated for over a full calendar year following the implementation of the final set of money market fund reforms in 2016, including the requirements relating to liquidity fees and redemption gates. They also noted that, although the Funds had operated in a challenging yield environment since 2009, yields had continued to improve through 2017 and early 2018 as a result of actions by the Federal Reserve, including a series of interest rate increases. The Trustees considered that each of the Funds had maintained a competitive yield throughout the period, in part due to the Investment Adviser’s agreement to contractually and voluntarily waive a portion of its management fee and reimburse certain other Fund expenses. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had waived fees and reimbursed expenses for the Funds in order to maintain competitive yields. They observed that the Investment Adviser had made its previous contractual management fee waiver permanent, lowering the Funds’ contractual management fees. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee

58

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

59

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee Since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

60

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

61

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manages, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

62

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Goldman Sachs Funds – Investor Money Market Funds – Tax Information (unaudited)

During the year ended August 31, 2018, 99.74% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the year ended August 31, 2018, 62.27% of the net investment company taxable income distributions paid by the Investor Money Market Fund was designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

During the fiscal year ended August 31, 2018, the Investor Tax-Exempt Money Market Fund designated $582 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

63

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs & Co. LLC.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co. LLC by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 144630-OTU-851832 IMMITEMMAR-18/2.7k

Goldman Sachs Funds

Annual Report	August 31, 2018

Strategic Factor Allocation Fund

Goldman Sachs Strategic Factor Allocation Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated an average annual total return of 5.18%. This compares to the 8.96% average annual total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 19.66% and -1.05%, respectively, during the Reporting Period.

For the period since their inception on December 29, 2017 through August 31, 2018, the Portfolio’s Class R6 Shares generated a cumulative total return of 1.44% compared to the 4.46% cumulative total return of the Index. The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 9.94% and -0.96%, respectively, during the same period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of 3.97% compared to the 4.27% cumulative total return of the Index. The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 8.01% and 0.61%, respectively, during the same period.

Q	What economic and market factors most influenced the Portfolio as a whole during the Reporting Period?

A	During the Reporting Period, economic growth indicators, shifting expectations about central bank policy, strong corporate earnings and geopolitics influenced the financial markets and the Portfolio. U.S. stocks posted double-digit gains, while fixed income overall recorded a negative return.

When the Reporting Period began in September 2017, U.S. stocks advanced. Economic activity and labor market data showed consistent strength, with the reversal in August of five consecutive downside inflation surprises, the unemployment rate down to 4.2% in September and the Gross Domestic Product (“GDP”) growing at an annualized rate above 3% during the third calendar quarter. Progress on tax reform and strong economic activity data was supportive of U.S. equities during October and November 2017. While December 2017 payroll data undershot consensus expectations, November 2017 data was revised such that the U.S. unemployment rate stood at a 17-year low of 4.1% and average hourly earnings ticked up. In December, the Federal Reserve (“Fed”) delivered the third interest rate hike of 2017, having previously raised rates in March and June, and maintained its projections for three rate hikes in 2018. U.S. equities gained additional momentum toward the end of the 2017 calendar year from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

U.S. equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion U.S. tax reform plan and robust corporate earnings across the U.S., Europe and Japan. Fourth quarter 2017 U.S. GDP came in below the economic growth rates recorded in the second and third calendar quarters but was still at a respectable annualized rate of 2.5%. The labor market also continued to highlight the tightening of slack in the economy during January 2018. U.S. corporate earnings showed strong revenue and earnings growth relative to historical data. Companies were beginning to provide discrete guidance on tax rates, and 2018 earnings forecasts were being upgraded as a result. In February 2018, U.S. equities sold off on market speculation about a faster

1

PORTFOLIO RESULTS

pace of Fed interest rate hikes, which led to a sharp rise in yields and volatility. Robust labor market data sparked the initial “risk-off” sentiment, or reduced risk appetite, as nonfarm payroll employment increased by 200,000 in January 2018. Meanwhile, the unemployment rate remained steady at 4.1%, and average hourly earnings rose 0.34% month over month. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. inflation data. New Fed Chair Jerome Powell’s testimony before Congress in February 2018, positing a more optimistic economic outlook since the December 2017 Fed policy meeting, surprised the markets with its hawkish tilt. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) Renewed concerns about the increasingly hostile exchanges between North Korea and the White House further fueled volatility. In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in the 2018 calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

The U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced, but the impact of such on U.S. stocks remained relatively muted during April 2018, as investors stayed rather resistant to the risk of a trade war. U.S. equities rallied in May 2018, driven by strong corporate earnings, upside surprises in economic activity and sentiment data, and a new U.S. unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from an unexpected political outcome in Italy, ongoing unpredictability around the U.S.-North Korea summit and escalating trade tensions with many U.S. allies. In June 2018, the Fed raised interest rates again, as widely expected, but the outcome of the Fed meeting was more hawkish than the consensus had anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Fed Chair Powell was also slightly hawkish in his June press conference. Still-escalating trade tensions between the U.S. and China hurt investor sentiment within developed markets equities, as the U.S. threatened tariffs on $200 billion worth of Chinese goods and China vowed to retaliate.

U.S. equities gained during July 2018, though market volatility was high, driven both by the heightened trade rhetoric between the U.S. and China as well as between the U.S. and key allies and by strong U.S. macroeconomic data relative to other developed and emerging markets. The U.S. economy grew 4.2% year over year in the second calendar quarter, its fastest annualized pace since 2004. July also marked the 100th month of economic expansion, a streak one year away from becoming the longest in U.S. history. U.S. equities then reached an all-time high in August 2018, with strong domestic economic data outweighing headwinds posed by moderating global economic growth and escalating trade and diplomatic tensions.

As for the fixed income markets, government bond sectors sold off and spread, or non-government bond, sectors generally advanced during September 2017. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing.) This prompted a modestly hawkish market reaction, with the U.S. dollar strengthening and yields on U.S. government bonds rising, though the move had been largely anticipated given earlier signaling by policymakers. The central banks of other developed countries also set the stage for less accommodative monetary policy. The Bank of England (“BoE”) noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the Bank of Canada (“BoC”) surprised the markets with its second interest rate hike of 2017. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to leave the European Union.)

During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macroeconomic environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the European Central Bank (“ECB”) announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net

2

PORTFOLIO RESULTS

asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot indicated that three rate increases were on tap for 2018 and potentially two more in 2019. The U.S. dollar weakened versus many major currencies during the fourth quarter of 2017, as strong global economic growth supported non-U.S. currencies and, in particular, emerging markets currencies.

In the first quarter of 2018, spread sectors were challenged by a surge in market volatility. Firmer than consensus expected U.S. wage and price inflation data prompted the turbulence, though the magnitude of the moves was exacerbated by changing market structures, including the increased presence of algorithmic trading strategies. (Algorithmic trading uses complex mathematical models and formulas to make high-speed decisions and transactions in the financial markets.) The Fed raised short-term interest rates at its March 2018 policy meeting and reiterated its plan for a total of three rate hikes during the calendar year. Beyond the U.S., monetary policy action was muted in the developed markets during the first calendar quarter, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data moderated in emerging markets and developed markets countries but remained in expansionary territory and therefore was supportive of cyclical asset classes geared toward growth. The U.S. was a notable exception, experiencing continued strength in economic data. During the first quarter of 2018, the U.S. dollar weakened slightly versus many major currencies due in part to market concerns about the U.S. current account and fiscal deficit.

During the second calendar quarter, spread sectors broadly weakened amid increased U.S.-China trade tensions and political events in emerging markets countries and Italy as well as higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Fed delivered the seventh interest rate hike of its current tightening cycle. The Fed’s dot plot pointed to two additional rate increases in 2018, implying a total of four rate hikes in the calendar year. U.S. economic growth strengthened, with the GDP expanding at annualized rate of 4.2% in the second calendar quarter. Elsewhere, the ECB announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well in July 2018 amid “risk-on” market sentiment, or increased risk appetite, which was motivated by ongoing strength in U.S. economic data, robust second calendar quarter corporate earnings and fewer news reports about protectionist trade policies. The Fed kept interest rates unchanged during the month but issued an upbeat statement. The Bank of Japan (“BoJ”) said it would continue its existing monetary policy of negative interest rates, quantitative easing and “yield curve control.” (Yield curve control is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve indicates a spectrum of maturities.) The BoE raised interest rates, citing reduced slack in the U.K. economy and signs of wage growth. The U.S. dollar strengthened versus many major currencies during July 2018.

In August 2018, spread sectors generally weakened. Emerging markets assets, especially emerging markets currencies, came under pressure due to a number of country-specific events, including U.S. sanctions on Russia, investor concerns about external funding needs in Turkey and Argentina, and doubts surrounding economic reform progress in South Africa. The “risk-off” market sentiment also challenged the performance of U.S. investment grade corporate bonds, which faced additional headwinds from a large amount of new supply. In contrast, U.S. high yield corporate bonds produced a positive return amid muted new issuance and firmer crude oil prices. In August 2018, the U.S. dollar weakened slightly versus many major currencies.

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These

3

PORTFOLIO RESULTS

factors include, but are not limited to, Equity, Term, Flow and Volatility. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.) The QIS Team implements the Strategic Allocation by investing primarily in derivatives; pooled investment vehicles, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and underlying funds; and equities, fixed income and currencies.

During the Reporting Period, the Strategic Allocation added to absolute performance, but the Portfolio underperformed relative to the Index. On an absolute basis, the Term Factor hurt returns, while the Equity and Volatility factors contributed positively. The Flow factor had a rather neutral impact on results.

In terms of underlying asset classes and instruments, allocations to U.S. equity index options and U.S. equities bolstered performance. The Portfolio’s allocation to U.S. fixed income detracted from returns. The Portfolio’s allocations to developed markets currencies, accomplished through the use of forward foreign currency exchange contracts, generated negative results overall. More specifically, the Portfolio was hampered by its positions in the Swiss franc, Canadian dollar, New Zealand dollar and the euro. This was partly offset by its positions in the Australian dollar, Japanese yen and British pound, which added to performance.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the start of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar, British pound and Japanese yen. It held short positions versus the U.S. dollar in the Swiss franc, euro and New Zealand dollar. The Portfolio did not hold a position versus the U.S. dollar in the Australian dollar at the beginning of the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options to implement views on the U.S. equity market, which added to performance. It used bond futures to express views on the U.S. fixed income market, which detracted from returns. In addition, the Portfolio utilized forward foreign currency exchange contracts to take long and short positions in select developed markets currencies. Forward foreign currency exchange contracts had a positive impact on the Portfolio’s results during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Term, Flow and Volatility factors.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar and the euro. It held short positions relative to the U.S. dollar in the Australian dollar, British pound and the New Zealand dollar at the end of the Reporting Period. The Portfolio did not hold positions versus the U.S. dollar in the Swiss franc or Japanese yen at the end of the Reporting Period.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective April 20, 2018, Amna Qaiser no longer served as a portfolio manager of the Portfolio. On the same date, Nishank Modi became a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Christian Morgenstern and Nishank Modi.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

4

PORTFOLIO BASICS

Strategic Factor Allocation Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Portfolio Total Return (based on NAV)[1]	Strategic Factor Allocation Composite Index[2]	S&P 500® Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Institutional	5.18%	8.96%	19.66%	-1.05%

April 17, 2018–August 31, 2018
Class P	3.97%	4.27%	8.01%	0.61%

December 29, 2017–August 31, 2018
Class R6	1.44%	4.46%	9.94%	-0.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Strategic Factor Allocation Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

[3]	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Institutional	3.90%	6.10%	5/31/16
Class P	N/A	1.20	4/17/18
Class R6	N/A	-1.26	12/29/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5

PORTFOLIO BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	0.98%
Class P	0.87	0.97
Class R6	0.87	0.97

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates Goldman Sachs Asset Management, L.P., the Portfolio’s investment adviser, may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

HOLDINGS AS OF 8/31/18[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund – Institutional Shares	50.0%	Investment Companies
SPDR S&P 500 ETF Trust	42.7	Exchange Traded Funds

[7]	The holdings may not be representative of the Portfolio’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities.

6

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Strategic Factor Allocation Fund Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Since Inception
Institutional Shares (Commenced May 31, 2016)	5.18%	6.90%

Class P (Commenced April 17, 2018)	N/A	3.97%*

Class R6 (Commenced December 29, 2017)	N/A	1.44%*

*	Total return for periods of less than one year represents cumulative total return.

7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2018

Shares	Description	Value
Exchange Traded Fund – 42.7%
3,663,300	SPDR S&P 500 ETF Trust
(Cost $1,014,448,598)		$1,063,492,623

Shares	Distribution Rate	Value
Investment Company(a) – 50.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,243,562,349	1.879%	$1,243,562,349
(Cost $1,243,562,349)

TOTAL INVESTMENTS – 92.7%
(Cost $2,258,010,947)		$2,307,054,972

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.3%		180,479,456

NET ASSETS – 100.0%		$2,487,534,428

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	21,440,000	USD	24,699,431	09/25/18	$233,149
	USD	82,684,047	AUD	112,650,000	09/25/18	1,702,849
	USD	2,885,777	CAD	3,760,000	09/25/18	3,182
	USD	13,870,077	EUR	11,890,000	09/25/18	43,194
	USD	81,977,329	GBP	63,040,000	09/25/18	166,650
	USD	162,691,666	JPY	17,918,250,000	09/26/18	1,132,782
	USD	81,650,923	NZD	123,290,000	09/25/18	82,982
TOTAL						$3,364,788

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	CAD	32,670,000	USD	25,092,285	09/25/18	$(45,912)
	CHF	79,800,000	USD	82,651,990	09/25/18	(144,228)
	JPY	17,918,250,000	USD	161,863,001	09/26/18	(304,117)
	USD	80,969,294	CHF	79,800,000	09/25/18	(1,538,467)
TOTAL						$(2,032,724)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2018, the Portfolio had the following futures contracts:

Type	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	6,428	12/19/18	$1,024,060,750	$3,524,388

WRITTEN OPTIONS CONTRACTS — At August 31, 2018, the Portfolio had the following written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Puts
S&P 500 Index	2,755.00	USD	10/19/18	(1,794)	(179,400)	$(2,269,410)	$(3,551,901)	$1,282,491
S&P 500 Index	2,785.00	USD	10/19/18	(3,561)	(356,100)	(5,644,185)	(6,100,258)	456,073
S&P 500 Index	2,760.00	USD	09/21/18	(1,780)	(178,000)	(777,860)	(2,074,965)	1,297,105
TOTAL				(7,135)		$(8,691,455)	$(11,727,124)	$3,035,669

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $1,014,448,598)	$1,063,492,623
Investments of affiliated issuers, at value (cost $1,243,562,349)	1,243,562,349
Cash	71,606,647
Unrealized gain on forward foreign currency exchange contracts	3,364,788
Receivables:
Collateral on certain derivative contracts(a)	237,380,192
Investments sold	12,835,304
Dividends	2,219,865
Portfolio shares sold	702,300
Other assets	137,537
Total assets	2,635,301,605

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,032,724
Variation margin on futures	602,612
Written option contracts, at value (premium received $11,727,124)	8,691,455
Payables:
Investments purchased	128,217,683
Portfolio shares redeemed	6,676,535
Management fees	1,357,980
Transfer Agency fees	64,594
Accrued expenses	123,594
Total liabilities	147,767,177

Net Assets:
Paid-in capital	2,373,588,246
Undistributed net investment income	14,035,031
Accumulated net realized gain	42,975,005
Net unrealized gain	56,936,146
NET ASSETS	$2,487,534,428
Net Assets:
Institutional	$20,034,716
Class P	2,467,489,571
Class R6	10,141
Total Net Assets	$2,487,534,428
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	1,779,138
Class P	219,192,019
Class R6	901
Net asset value, offering and redemption price per share:
Institutional	$11.26
Class P	11.26
Class R6	11.26

(a)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and forward foreign currency exchange contract transactions of $23,333,640, $207,786,552 and $6,260,000, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2018

Investment income:
Dividends — unaffiliated issuers	$10,005,967
Dividends — affiliated issuers	18,289,770
Interest	73,764
Total investment income	28,369,501

Expenses:
Management fees	16,380,893
Transfer Agency fees(a)	863,377
Custody, accounting and administrative services	165,238
Professional fees	154,104
Printing and mailing costs	59,964
Registration fees	41,859
Trustee fees	21,275
Prime Broker Fees	26,184
Other	55,940
Total expenses	17,768,834
Less — expense reductions	(2,080,757)
Net expenses	15,688,077
NET INVESTMENT INCOME	12,681,424

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	22,102,360
Futures contracts	(50,445,513)
Written options	84,177,035
Forward foreign currency exchange contracts	5,349,530
Foreign currency transactions	(2,661,251)
Net change in unrealized gain on:
Investments — unaffiliated issuers	24,785,724
Futures contracts	1,306,154
Written options	2,280,165
Forward foreign currency exchange contracts	2,203,249
Net realized and unrealized gain	89,097,453
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,778,877

(a)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class P(b)	Class R6(c)
$800,351	$63,024	$2

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Class R6 Shares commenced operations on December 29, 2017.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2018	For the Fiscal Year Ended August 31, 2017
From operations:
Net investment income	$12,681,424	$107,199
Net realized gain	58,522,161	35,112,824
Net change in unrealized gain	30,575,292	24,412,499
Net increase in net assets resulting from operations	101,778,877	59,632,522

Distributions to shareholders:
Institutional Shares
From net investment income	(2,205,857)	(120,094)
From net realized gains	(45,152,819)	(4,375,157)
Total distributions to shareholders	(47,358,676)	(4,495,251)

From share transactions:
Proceeds from sales of shares	3,709,070,464	1,117,562,980
Reinvestment of distributions	47,358,677	4,495,251
Cost of shares redeemed	(2,782,548,551)	(56,553,609)
Net increase in net assets resulting from share transactions	973,880,590	1,065,504,622
TOTAL INCREASE	1,028,300,791	1,120,641,893

Net assets:
Beginning of year	1,459,233,637	338,591,744
End of year	$2,487,534,428	$1,459,233,637
Undistributed net investment income	$14,035,031	$871,185

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Institutional Shares
	Year Ended August 31,		Period Ended August 31, 2016(a)
	2018	2017
Per Share Data
Net asset value, beginning of year	$10.96	$10.34	$10.00
Net investment income (loss)(b)	$0.06	$— (c)	$(0.01)
Net realized and unrealized gain	0.50	0.70	0.35
Total from investment operations	0.56	0.70	0.34
Distributions to shareholders from net investment income	$(0.01)	$— (c)	$—
Distributions to shareholder from net realized gains	(0.25)	(0.08)	—
Total distributions	(0.26)	(0.08)	—
Net asset value, end of year	$11.26	$10.96	$10.34
Total return(d)	5.18%	6.88%	3.40%
Net assets, end of year (in 000s)	$20,035	$1,459,234	$338,592
Ratio of net expenses to average net assets	0.71%	0.74%	0.87	%(e)
Ratio of total expenses to average net assets	0.80%	0.84%	1.07	%(e)
Ratio of net investment income to average net assets	0.59%	0.01%	(0.51	)%(e)
Portfolio turnover rate(f)	725%	589%	86%

(a)	Commenced operations on May 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.83
Net investment income(b)	$0.02
Net realized and unrealized gain	0.41
Total from investment operations	0.43
Net asset value, end of period	$11.26
Total Return(c)	3.97%
Net assets, end of period (in 000s)	$2,467,490
Ratio of net expenses to average net assets	0.71	%(d)
Ratio of total expenses to average net assets	0.80	%(d)
Ratio of net investment income to average net assets	0.40	%(d)
Portfolio turnover rate(e)	725%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class R6 Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$11.10
Net investment income(b)	$0.04
Net realized and unrealized gain	0.12
Total from investment operations	0.16
Net asset value, end of period	$11.26
Total return(c)	1.44%
Net assets, end of period (in 000s)	$10
Ratio of net expenses to average net assets	0.69	%(d)
Ratio of total expenses to average net assets	0.79	%(d)
Ratio of net investment income to average net assets	0.58	%(d)
Portfolio turnover rate(e)	725%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a non-diversified portfolio and currently offers three classes of shares — Institutional, Class P (commenced operations on April 17, 2018), and Class R6 Shares (commenced operations on December 29, 2017). Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in

16

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

17

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to

18

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Fund	$1,063,492,623	$—	$—
Investment Company	1,243,562,349	—	—
Total	$2,307,054,972	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,364,788	$—
Futures Contracts	3,524,388	—	—
Total	$3,524,388	$3,364,788	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,032,724)	$—
Options Written	(8,691,455)	—	—
Total	$(8,691,455)	$(2,032,724)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

19

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2018

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2018. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts(a)	$3,524,388	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,364,788	Payable for unrealized loss on forward foreign currency exchange contracts	(2,032,724)
Equity	—	—	Written Options, at value	(8,691,455)
Total		$6,889,176		$(10,724,179)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(50,445,513)	$1,306,154	6,502
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	5,349,530	2,203,249	12
Equity	Net realized gain (loss) from written options contracts/Net change in unrealized gain (loss) from written options contracts	84,177,035	2,280,165	3
Total		$39,081,052	$5,789,568	6,517

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded

20

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate*^
0.75%	0.68%	0.64%	0.62%	0.74%	0.65%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 29, 2018 for Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares. Prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2018, GSAM waived $2,080,757 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class P and Class R6 Shares.

21

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. The Other Expense limitation will remain in place through at least December 29, 2018 for Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2018, the Portfolio participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Portfolio did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2018 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 Shares of the Portfolio.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the Fiscal Year ended August 31, 2018:

Affiliated Investment Company	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund — Institutional Shares	$762,872,567	$6,893,512,237	$(6,412,822,455)	$1,243,562,349	1,243,562,349	$18,289,770

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were $6,649,766,110 and $6,066,863,047, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$21,028,469
Net long-term capital gains	26,330,207
Total taxable distributions	$47,358,676

22

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$1,874,359
Net long-term capital gains	2,620,892
Total taxable distributions	$4,495,251

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$67,448,565
Undistributed long-term capital gains	51,653,545
Total undistributed earnings	$119,102,110
Unrealized gains (losses) — net	(5,155,928)
Total accumulated earnings (losses) net	$113,946,182

As of August 31, 2018, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$2,320,103,021
Gross unrealized gain	49,044,025
Gross unrealized loss	(54,199,953)
Net unrealized gains (losses) on securities	$(5,155,928)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, options contracts and foreign currency contracts.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of foreign currency transactions.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$—	$(2,688,279)	$2,688,279

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior two years as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or

23

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2018

8. OTHER RISKS (continued)

less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

24

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

8. OTHER RISKS (continued)

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Portfolios’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2018

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	112,967,854	1,246,492,116	105,328,746	1,117,562,980
Reinvestment of distributions	4,267,627	47,358,677	439,814	4,495,251
Shares redeemed	(248,616,561)	(2,738,342,880)	(5,361,153)	(56,553,609)
	(131,381,080)	(1,444,492,087)	100,407,407	1,065,504,622
Class P Shares(a)
Shares sold	223,146,844	2,462,568,348	—	—
Shares redeemed	(3,954,825)	(44,205,671)	—	—
	219,192,019	2,418,362,677	—	—
Class R6 Shares(b)
Shares sold	901	10,000	—	—
NET INCREASE	87,811,840	$973,880,590	100,407,407	$1,065,504,622

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Class R6 Shares commenced operations on December 29, 2017.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Strategic Factor Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Factor Allocation Fund (one of the portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Institutional, Class P and Class R6 Shares of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Class P and Class R6 Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through August 31, 2018, which represents a period of 136 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic Factor Allocation Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional
Actual	1,000.00	1,049.40		3.67
Hypothetical 5% return	1,000.00	1,021.63	+	3.62
Class P(a)
Actual	1,000.00	1,039.70		2.70
Hypothetical 5% return	1,000.00	1,021.63	+	3.61
Class R6
Actual	1,000.00	1,050.40		3.62
Hypothetical 5% return	1,000.00	1,021.68	+	3.57

*	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

+	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.71% for Institutional Shares, 0.71% for Class P Shares and 0.69% for Class R6 Shares.

(a)	Class P Shares commenced operations on April 17, 2018.

28

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;

29

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio. In this regard, they compared the investment performance of the Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017. The information on the Portfolio’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

30

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolio’s portfolio management team to continue to enhance the investment models used in managing the Portfolio.

The Trustees observed that the Portfolio’s Institutional Shares had underperformed the Portfolio’s benchmark index for the one-year period ended March 31, 2018. The Trustees also noted that the Portfolio had experienced certain portfolio management changes in 2017 and the first half of 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Portfolio was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

31

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio; (c) trading efficiencies resulting from aggregation of orders of the Portfolio with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; and (g) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2019.

32

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

33

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

34

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Strategic Factor Allocation Fund — Tax Information (Unaudited)

For the year ended August 31, 2018, 17.21% of the dividends paid from net investment company taxable income by the Strategic Factor Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Factor Allocation Fund designates $26,330,207, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2018.

For the year ended August 31, 2018, the Strategic Factor Allocation Fund designates 23.29%, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2018, the Strategic Factor Allocation Fund designates $18,822,612, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

35

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]Effective	after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 144634-OTU-853774/STRATFACALAR-18/761

Goldman Sachs Funds

Annual Report	August 31, 2018

Tactical Exposure Fund

Goldman Sachs Tactical Exposure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Exposure Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Group discusses the Goldman Sachs Tactical Exposure Fund’s (the “Fund”) performance and positioning for the period since its inception on September 6, 2017 through August 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Class R6 Shares generated cumulative total returns of -3.54% and -3.54%, respectively. These returns compare to the 1.69% cumulative total return of the Fund’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -3.04% compared to the 0.89% cumulative total return of the Index.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, the Fund was influenced most by three factors — shifting global economic growth, geopolitics and central bank monetary policy.

The first factor was global economic growth, which was strong in September 2017 when the Reporting Period began. It accelerated into the end of the 2017 calendar year, staying robust through January 2018. Although some moderation was seen in the Eurozone and China, global economic growth remained healthy in February, according to manufacturing data. In March, however, economic growth slowed in Japan and the Eurozone, in contrast with the emerging markets where macroeconomic data was solid. Economic data in the Eurozone and Japan continued to moderate during the second quarter of 2018, with economic growth in the emerging markets softer than consensus expected. At the same time, the U.S. economy continued to expand. In the closing weeks of the Reporting Period, there were initial signs of renewed economic growth convergence between the U.S. and the rest of the world, driven mainly by softer U.S. economic data and the stabilization of global (ex-China) economic data.

The second of the factors influencing the Fund was geopolitics, which was highlighted by the deterioration of U.S.-Turkey and U.S.-Russia relationships, elections in Latin America and trade disputes between the U.S. and China.

The third factor was central bank monetary policy. During the Reporting Period, major global central banks continued to signal the gradual removal of accommodative monetary policy in line with their expectations of above-trend economic growth and diminishing slack in their respective nation’s economy. In the U.S., the Federal Reserve (“Fed”) continued with its plan to gradually raise short-term interest rates, lifting them three times during the Reporting Period—in December 2017 and again in March and June 2018.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

Within equities, the Fund benefited from its tactical long position in global equities, but this was more than offset by our preference for emerging markets equities over developed markets equities, which detracted from performance.

Within fixed income, the Fund’s tactical breakeven inflation position, in which the Fund held a long position in Treasury inflation protected securities and a short position in U.S.

1

PORTFOLIO RESULTS

Treasury futures, added to returns as inflation increased during the Reporting Period. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) For the same reason, the Fund was helped by its steepening position on the front, or short-term, end of the U.S. Treasury yield curve, which we initiated to express our view of a faster-than-market- implied pace of Fed rate hikes in 2019. (Yield curve is a spectrum of maturities. A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) These positive results were almost completely offset by the Fund’s tactical long position in emerging markets debt, which detracted from returns.

Within commodities, the Fund was hampered by a short tactical position in crude oil, implemented through a short call spread strategy and long put options. (A call spread strategy involves purchasing call options at a specific strike price, while also selling the same number of calls of the same asset and expiration date but at a higher strike price. A call option is an option that gives the holder the right, but not the obligation, to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Crude oil prices rallied during the Reporting Period, as the balance between supply and demand tightened, largely because of production cuts by the Organization of the Petroleum Exporting Countries (“OPEC”), supply disruptions in Venezuela and increases in geopolitical risk. At the same time, demand remained strong in line with global economic activity. In addition, during the Reporting Period, the Fund was hurt by a short tactical position in gold, as gold prices benefited from a weaker U.S. dollar.

Within currencies, the Fund’s tactical exposure to emerging markets currencies, especially its long positions in the Turkish lira and Russian ruble, detracted from performance. The Turkish lira depreciated as Turkey’s real interest rates rose, driven by higher inflation; the country’s external bond prices fell; and the U.S.-Turkey relationship deteriorated. The Russian ruble weakened due to the imposition of fresh U.S. sanctions.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 46.74% of its total net assets in long equity-related investments; approximately 114.18% of its total net assets in long fixed income-related investments; approximately 2.50% of its total net assets in long commodity-related investments; and approximately 48.00% of its total net assets in long currency-related investments. It had short positions of approximately -43.34% of its total net assets in equity-related investments; approximately -101.31% of its total net assets in fixed income-related assets; approximately -2.51% of its total net assets in commodity-related investments; and approximately -48.00% of its total net assets in currency-related investments. These positions were accomplished through the use of exchange traded funds, equity futures, equity index options, interest rates futures, crude oil options and currency forwards. Although the above sector breakout is inclusive of derivative exposure across all asset classes, it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash and short-term investments held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Fund’s tactical exposures. First, we increased the Fund’s position in equities during the first half of the Reporting Period, as we believed robust global economic growth should support earnings and lead to higher equity prices. In the second half the Reporting Period, we reduced the Fund’s exposure to equities as global economic growth moderated and trade tensions escalated. Second, we reduced the Fund’s exposure to interest rates by decreasing its tactical breakeven inflation position and increasing its long position in U.S.-dollar denominated emerging markets debt, as U.S. Treasury yields climbed during the Reporting Period. Although we believed yields would continue to rise, we took advantage of the opportunity to capture gains. Third, we shifted the Fund from a neutral position in crude oil to a short position in December 2017, as West Texas Intermediate crude oil prices inched toward the top end of our expected $40 to $60 price range. In our opinion, the increase in prices would be capped by growing U.S. shale production. Our view of crude oil grew more constructive toward the end of the first quarter of 2018 because of both OPEC production cuts and supply outages. At that time, we shifted the Fund from a short position to a long position in crude oil. Finally, we reduced the Fund’s exposure to emerging markets currencies at the end of the second calendar quarter, as economic growth outside the U.S. continued to decelerate. Trade war escalation and contagion risk from Argentina and Turkey also reduced our optimism about emerging markets currencies.

2

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives and similar instruments as part of its investment strategy to express views implemented in the Fund. Positions were supported predominantly by cash held in the Fund specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Fund employed forward foreign currency exchange contracts to express our currency views, which detracted from performance. The Fund used equity futures and equity index options to gain exposure to or express our bullish and/or bearish views about the equities of certain countries. Overall, the use of equity futures and equity index options had a small positive impact on Fund performance. Eurodollar futures, which were used to express our views on the pace of Fed interest rate hikes, contributed positively to performance. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Fund’s use of call and put options to express our views on crude oil prices had a negative impact on returns. The Fund utilized interest rate swaps to express our views on the shape of the U.S. Treasury yield curve and the shape of the European government bond yield curve, which detracted modestly from performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 21.43% of its total net assets in long equity-related investments; approximately 104.81% of its total net assets in long fixed income-related investments; 40.51% of its total net assets in long commodity-related investments; and approximately 20.70% of its total net assets in long currency-related investments. It had no short positions in equity-related investments at the end of the Reporting Period. The Fund had approximately -90.74% of its total net assets in fixed income-related investments; -35.95% of its total net assets in commodity-related investments; and -3.11% of its total net assets in currency-related investments. These positions were accomplished through the use of exchange traded funds, equity futures, equity index options, interest rates futures, crude oil options and currency forwards. Although the above sector breakout is inclusive of derivative exposure across all asset classes, it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash and short-term investments held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the global economy to expand at what we viewed as a healthy rate. Therefore, we think corporate earnings may continue to grow, though at a more moderate pace in the near term than in 2017. In our view, this is likely to limit potential gains within global equities. Overall, however, we expect global equities to continue grinding higher.

Regarding fixed income, we think global yields will continue rising, driven by diminishing economic slack and higher inflation around the world.

Within the commodities markets, U.S. crude oil supply growth remained robust at the end of the Reporting Period but was offset by OPEC production cuts and massive supply disruptions outside the U.S. In our opinion, these disruptions could increase, temporarily pushing oil prices much higher. What we consider most likely, however, is that crude oil prices will become more range bound. OPEC production agreements should provide a floor for oil prices, we believe, while political pressure from consumer nations should reduce the probability of a sustained increase in prices.

In terms of positioning, we favored equities over corporate credit and corporate credit over government bonds at the end of the Reporting Period. Within equities, we see more potential upside for emerging markets equities compared to developed markets equities, as we expect emerging markets’ economic growth to accelerate relative to developed markets’ economic growth after the slowdown during the Reporting Period. Additionally, emerging markets equities appeared undervalued relative to developed markets equities, in our opinion. Within fixed income, we believe yields are likely to rise and are expressing this view through the Fund’s long U.S. breakeven inflation position and its short position in Eurodollar futures.

At the end of the Reporting Period, we saw three risks that might cause us to modify the Fund’s positioning. The first is an escalation in the trade war, though we believed trade tensions were contained at the end of the Reporting Period and unlikely to impact global economic growth. However, if the trade war worsens, we may reduce the Fund’s equity exposure, especially its exposure to emerging markets equities. The second risk is that inflation increases at a faster pace than we anticipate. Though not a near-term risk, in our view, we believe higher wage growth and inflation may become a risk for equities should the U.S. labor market continue to tighten. Higher inflation might lead us to reduce the Fund’s long equity positions and increase its short fixed income positions. The third risk is a slowdown in global economic growth, though this is not our base case. That said, we may reevaluate the Fund’s positioning in growth-sensitive assets, such as equities and emerging markets currencies, if weakness in macroeconomic data outside the U.S. persists into the fourth quarter of 2018.

3

PORTFOLIO BASICS

Tactical Exposure Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 6, 2017–August 31, 2018	Fund Total Return (based on NAV)[1]	ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional Shares	-3.54%	1.69%
Class R6 Shares	-3.54	1.69

April 17, 2018–August 31, 2018
Class P Shares	-3.04%	0.89%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	Since Inception	Inception Date
Institutional Shares	-3.44%	9/6/17
Class P Shares	-2.94	4/17/18
Class R6 Shares	-3.44	9/6/17

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

PORTFOLIO BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.95%	1.23%
Class P Shares	0.94	1.22
Class R6 Shares	0.94	1.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least September 6, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]
As of August 31, 2018
Investment Companies	73.4%
Exchange Traded Funds	15.1

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

TOP HOLDINGS AS OF 8/31/18[6,7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Emerging Markets Debt Fund – Class R6	20.3%	Investment Companies
iShares iBoxx $ Investment Grade Corporate Bond ETF	12.1	Exchange Traded Funds
Vanguard S&P 500 ETF	3.0	Exchange Traded Funds

[6]	The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	The Fund’s overall holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 53.1% of the Fund’s net assets as of 8/31/18.

5

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $10,000 investment made on September 6, 2017 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Institutional and Class P Shares will vary from Class R6 Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Tactical Exposure Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2017 through August 31, 2018.

Average Annual Total Return through August 31, 2018	Since Inception*
Institutional Shares (Commenced September 6, 2017)	-3.54%
Class P Shares (Commenced April 17, 2018)	-3.04%
Class R6 Shares (Commenced September 6, 2017)	-3.54%

*	Total return for periods of less than one year represents cumulative total return.

6

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Schedule of Investments

August 31, 2018

Shares	Description	Value

Exchange Traded Funds – 15.1%
330,611	iShares iBoxx $ Investment Grade Corporate Bond ETF	$38,165,734
36,050	Vanguard S&P 500 ETF	9,615,256

TOTAL EXCHANGE TRADED FUNDS (Cost $47,552,628)		$47,780,990

Shares	Distribution Rate	Value
Investment Companies(a) – 73.4%
Goldman Sachs Emerging Markets Debt Fund — Class R6
5,537,602	5.284%	$64,291,556
Goldman Sachs Financial Square Government Fund — Institutional Shares
168,107,291	1.879	168,107,291

TOTAL INVESTMENT COMPANIES
(Cost $238,292,594)	$232,398,847

TOTAL INVESTMENTS – 88.5%
(Cost $285,845,222)	$280,179,837

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.5%	36,238,584

NET ASSETS – 100.0%	$316,418,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
PLC	—Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements.	7

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	CHF	18,210,000	USD	18,408,233	09/19/18	$409,819
	CLP	880,000,000	USD	1,292,597	12/19/18	390
	KRW	600,000,000	USD	533,063	09/19/18	4,958
	NOK	17,500,000	USD	2,087,217	09/19/18	1,147
	TWD	8,100,000	USD	264,156	09/19/18	160
	USD	8,771,784	AUD	11,750,000	09/19/18	324,949
	USD	8,698,694	CAD	11,270,000	09/19/18	59,613
	USD	8,384,737	CLP	5,670,000,000	09/20/18	58,814
	USD	94,985	CNY	630,000	09/19/18	2,911
	USD	23,735,456	EUR	19,970,000	09/19/18	522,868
	USD	8,506,202	HUF	2,366,000,000	09/19/18	88,433
	USD	360,845	IDR	5,220,000,000	09/19/18	13,131
	USD	360,730	INR	25,000,000	09/19/18	8,669
	USD	8,828,179	JPY	965,000,000	09/19/18	131,741
	USD	8,812,886	KRW	9,400,000,000	09/19/18	383,891
	USD	664,439	NOK	5,350,000	09/19/18	25,997
	USD	8,962,070	NZD	12,730,000	09/19/18	539,951
	USD	8,627,818	RUB	546,750,000	09/19/18	539,837
	USD	8,027,861	TRY	39,950,000	09/19/18	2,012,902
	USD	28,289,694	TWD	835,500,000	09/19/18	1,026,003
	USD	8,332,432	ZAR	110,110,000	09/19/18	859,046
TOTAL						$7,015,230

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	11,750,000	USD	9,016,332	09/19/18	$(569,497)
	CAD	11,270,000	USD	8,740,513	09/19/18	(101,432)
	CLP	5,670,000,000	USD	8,974,079	09/20/18	(648,154)
	CLP	5,485,000,000	USD	8,105,632	12/19/18	(46,501)
	CNY	65,870,000	USD	10,118,112	09/19/18	(491,276)
	COP	28,666,000,000	USD	9,893,671	09/19/18	(493,737)
	EUR	10,240,000	USD	11,979,878	09/19/18	(77,178)
	HUF	2,366,000,000	USD	8,861,355	09/19/18	(443,587)
	IDR	145,080,000,000	USD	10,144,281	09/19/18	(480,221)
	INR	699,000,000	USD	10,205,875	09/19/18	(362,282)
	JPY	965,000,000	USD	8,824,685	09/19/18	(128,247)
	KRW	140,000,000	USD	127,020	09/19/18	(1,482)
	NOK	120,750,000	USD	14,999,754	09/19/18	(590,035)
	NZD	12,730,000	USD	8,714,299	09/19/18	(292,180)
	RUB	546,750,000	USD	8,729,703	09/19/18	(641,722)
	TRY	39,950,000	USD	8,522,484	09/19/18	(2,507,528)
	TWD	227,400,000	USD	7,456,681	09/19/18	(36,258)
	USD	28,172,513	CHF	27,500,000	09/19/18	(245,743)
	USD	17,463	CNY	120,000	09/19/18	(75)
	USD	10,669,311	EUR	9,320,000	09/19/18	(164,006)
	USD	11,238,958	KRW	12,540,000,000	09/19/18	(5,681)

8	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL EXPOSURE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	2,746,644	TWD	84,300,000	09/19/18	$(4,199)
	ZAR	110,110,000	USD	8,416,909	09/19/18	(943,522)
TOTAL						$(9,274,543)

FUTURES CONTRACTS — At August 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchanges Index	9	09/21/18	$1,166,275	$(6,537)
Australian 10 Year Government Bonds	207	09/17/18	19,433,746	203,253
Brent Crude	739	09/28/18	57,375,960	3,096,071
CAC40 Index	37	09/21/18	2,321,541	(6,803)
Crude Oil	885	01/22/19	60,587,100	2,628,163
DAX Index	5	09/21/18	1,791,835	(29,682)
Euro Stoxx 50 Index	145	09/21/18	5,703,983	(16,378)
FTSE 100 Index	29	09/21/18	2,791,205	(85,721)
FTSE China A50 Index	689	09/27/18	7,765,030	(61,018)
FTSE/MIB Index	2	09/21/18	234,994	(13,644)
Hang Seng Index	2	09/27/18	353,751	1,312
IBEX 35 Index	6	09/21/18	653,702	(5,963)
Nickel	37	09/17/18	2,823,840	(579,507)
MSCI Emerging Markets Index	127	09/21/18	6,698,615	(104,135)
MSCI Singapore Index	10	09/27/18	264,617	(910)
OMXS 30 Index	47	09/21/18	851,845	17,249
SPI 200 Index	12	09/20/18	1,359,584	12,250
S&P 500 E-Mini Index	207	09/21/18	30,036,735	1,102,089
Topix Index	24	09/13/18	3,744,397	(41,040)
5 Year U.S. Treasury Notes	987	12/31/18	111,924,258	27,346
10 Year German Euro-Bund	390	12/06/18	72,783,896	51,057
30 Day Federal Funds	954	10/31/18	388,964,990	(85,448)
Total				$6,102,004
Short position contracts:
Brent Crude	(689)	01/31/19	(52,798,070)	(2,429,927)
Canada 10 Year Government Bonds	(447)	12/18/18	(46,169,448)	(108,537)
Crude Oil	(825)	09/20/18	(57,585,000)	(2,471,726)
Eurodollars	(3,183)	03/16/20	(772,235,588)	1,401,527
Nickel	(37)	09/17/18	(2,823,840)	460,563
Ultra Long U.S. Treasury Bonds	(161)	12/19/18	(25,649,312)	59,525
10 Year U.S. Treasury Notes	(859)	12/19/18	(103,308,172)	57,002
Total				$(3,031,573)
TOTAL				$3,070,431

The accompanying notes are an integral part of these consolidated financial statements.	9

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	2.900%	04/13/23	$103,622	$3,938	$938	$3,000
0.900%(c)	6M EURO	04/13/23	EUR 76,529	(546,613)	854	(547,467)
6M EURO(b)	1.568	04/13/31	16,182	293,172	279	292,893
2.965(c)	3M LIBOR	04/13/31	$22,840	33,566	320	33,246
TOTAL				$(215,937)	$2,391	$(218,328)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2018.
(b)	Payments made annually.
(c)	Payments made semi-annually.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES#

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
S&P GSCI Platinum Index	0.001%	MSCS	12/31/18	$7,250	$(857,393)

#	The Fund pays/receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
MSCS	—Morgan Stanley Capital Services LLC

10	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Statement of Assets and Liabilities(a)

August 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $47,552,628)	$47,780,990
Investments of affiliated issuers, at value (cost $238,292,594)	232,398,847
Cash	3,786,259
Foreign currencies, at value (cost $246,589)	317,881
Unrealized gain on forward foreign currency exchange contracts	7,015,230
Variation margin on swaps	10,646
Receivables:
Fund shares sold	40,100,000
Collateral on certain derivative contracts(b)	17,034,563
Dividends	509,403
Reimbursement from investment adviser	85,241
Other assets	44,449
Total assets	349,083,509

Liabilities:
Unrealized loss on swap contracts	857,393
Unrealized loss on forward foreign currency exchange contracts	9,274,543
Variation margin on futures	1,063,551
Payables:
Investments purchased	21,182,000
Management fees	118,851
Transfer Agency fees	7,094
Accrued expenses	161,656
Total liabilities	32,665,088

Net Assets:
Paid-in capital	326,236,056
Undistributed net investment income	(3,210,141)
Accumulated net realized loss	(748,798)
Net unrealized loss	(5,858,696)
NET ASSETS	$316,418,421
Net Assets:
Institutional	$99,468
Class P	96,038
Class R6	316,222,915
Total Net Assets	$316,418,421
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	10,382
Class P	10,029
Class R6	33,020,749
Net asset value, offering and redemption price per share:
Institutional	$9.58
Class P	9.58
Class R6	9.58

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TEX, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin requirements and/or collateral on futures, swaps and forward foreign currency exchange contract transactions of $9,636,867, $1,197,696 and $6,200,000, respectively.

The accompanying notes are an integral part of these consolidated financial statements.	11

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Statement of Operations(a)

For the Period Ended August 31, 2018(b)

Investment income:
Dividends — affiliated issuers	$3,696,255
Dividends — unaffiliated issuers	1,768,374
Interest	25,905
Total investment income	5,490,534

Expenses:
Management fees	1,919,446
Professional fees	190,940
Amortization of offering costs	171,977
Custody, accounting and administrative services	88,860
Transfer Agency fees(c)	86,904
Organization costs	53,326
Trustee fees	20,169
Printing and mailing costs	19,132
Prime Broker Fees	7,646
Registration fees	2,444
Other	19,068
Total expenses	2,579,912
Less — expense reductions	(959,008)
Net expenses	1,620,904
NET INVESTMENT INCOME	3,869,630

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,316,903)
Investment — affiliated issuers	355,227
Purchased options	(1,347,123)
Futures contracts	(2,780,658)
Written options	1,245,542
Swap contracts	209,482
Forward foreign currency exchange contracts	(4,788,987)
Foreign currency transactions	2,701
Unrealized gain (loss) on:
Investments — unaffiliated issuers	228,362
Investments — affiliated issuers	(5,893,747)
Futures contracts	3,070,431
Swap contracts	(1,075,721)
Forward foreign currency exchange contracts	(2,259,313)
Foreign currency translation	71,292
Net realized and unrealized loss	(14,279,415)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,409,785)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TEX, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 6, 2017.
(c)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class P(d)	Class R6
$40,504	$6	$46,394

(d)	Commenced operations on April 17, 2018.

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Statement of Changes in Net Assets(a)

For the Period Ended August 31, 2018(b)

From operations:
Net investment income	$3,869,630
Net realized loss	(8,420,719)
Unrealized loss	(5,858,696)
Net decrease in net assets resulting from operations	(10,409,785)

Distributions to shareholders:
From net investment income
Institutional Shares	(577,823)
Class R6 Shares	(25)
From net realized gains
Institutional Shares	(1,022,329)
Class R6 Shares	(44)
Total distributions to shareholders	(1,600,221)

From share transactions:
Proceeds from sales of shares	603,000,995
Reinvestment of distributions	1,600,221
Cost of shares redeemed	(276,172,789)
Net increase in net assets resulting from share transactions	328,428,427
TOTAL INCREASE	316,418,421

Net assets:
Beginning of period	—
End of period	$316,418,421
Undistributed net investment income	$(3,210,141)

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity-TEX, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 6, 2017.

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Tactical Exposure Fund
	Institutional Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(b)	0.09
Net realized and unrealized loss	(0.45)
Total from investment operations	(0.36)
Distributions to shareholders from net investment income	(0.02)
Distributions to shareholder from net realized gains	(0.04)
Total distributions	(0.06)
Net asset value, end of period	$9.58
Total return(c)	(3.54)%
Net assets, end of period (000s)	$99
Ratio of net expenses to average net assets(d)	0.68	%(e)
Ratio of total expenses to average net assets(d)	1.04	%(e)
Ratio of net investment income to average net assets	0.91	%(e)
Portfolio turnover rate(f)	132%

(a)	Commenced operations on September 6, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value (“ NAV”) at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Tactical Exposure Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.88
Net investment income(b)	0.08
Net realized and unrealized gain (loss)	(0.38)
Total Income (Loss) From Operations	(0.30)
Net asset value, end of period	$9.58
Total return(c)	(3.04)%
Net assets, end of period (in 000s)	$96
Ratio of net expenses to average net assets(d)	0.63	%(e)
Ratio of total expenses to average net assets(d)	1.10	%(e)
Ratio of net investment income to average net assets	2.18	%(e)
Portfolio turnover rate(f)	132%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Tactical Exposure Fund
	Class R6 Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(b)	0.18
Net realized and unrealized loss	(0.54)
Total from investment operations	(0.36)
Distributions to shareholders from net investment income	(0.02)
Distributions to shareholder from net realized gains	(0.04)
Total distributions	(0.06)
Net asset value, end of period	$9.58
Total return(c)	(3.54)%
Net assets, end of period (000s)	$316,223
Ratio of net expenses to average net assets(d)	0.60	%(e)
Ratio of total expenses to average net assets(d)	0.99	%(e)
Ratio of net investment income to average net assets	1.90	%(e)
Portfolio turnover rate(f)	132%

(a)	Commenced operations on September 6, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Exposure Fund (the “Fund”) is a diversified fund and currently offers three classes of shares — Institutional, Class P and Class R6 Shares. The Fund commenced operations on September 6, 2017. Class P commenced operations on April 17, 2018. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Tactical Exposure Fund — The Cayman Commodity — TEX, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on June 27, 2017 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 6, 2017, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2018, the Fund’s net assets were $316,418,421, of which, $12,702,987, or 4.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

17

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

18

GOLDMAN SACHS TACTICAL EXPOSURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional or Class R6 Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

19

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

20

GOLDMAN SACHS TACTICAL EXPOSURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$47,780,990	$—	$—
Investment Companies	232,398,847	—	—
Total	$280,179,837	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$7,015,230	$—
Futures Contracts	9,117,407	—	—
Interest Rate Swap Contracts	—	329,139	—
Total	$9,117,407	$7,344,369	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(9,274,543)	$—
Futures Contracts	(6,046,976)	—	—
Interest Rate Swap Contracts	—	(547,467)	—
Total Return Swap Contracts	—	(857,393)	—
Total	$(6,046,976)	$(10,679,403)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

21

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Receivable for unrealized gain on swaps contracts	$2,128,849	(a)	Variation margin on futures contracts; Payable for unrealized loss on swaps contracts	$(741,452)	(a)
Commodity	Variation margin on future contracts	6,184,797	(a)	Variation margin on future contracts; Payable for unrealized loss on swaps contracts	(6,338,553)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,015,230		Payable for unrealized loss on forward foreign currency exchange contracts	(9,274,543)
Equity	Variation margin on future contracts	1,132,900	(a)	Variation margin on future contracts	(371,831)	(a)
Total		$16,461,776			$(16,726,379)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $857,393, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Unrealized gain (loss) on futures contracts and swaps contracts	$1,340,183	$1,387,397	6,513
Credit	Net realized gain (loss) from swap contracts	(169,519)	—	1
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Unrealized gain (loss) on futures contracts and swap contracts	(688,080)	(153,756)	1,734
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Unrealized gain (loss) on forward foreign currency exchange contracts	(4,788,987)	(2,259,313)	71
Equity	Net realized gain (loss) from futures contracts, purchased options contracts and written options contracts/Unrealized gain (loss) on futures contracts	(3,155,341)	761,069	4,238
Total		$(7,461,744)	$(264,603)	12,557

(a)	Average number of contracts is based on the average of month end balances for the period ended August 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and

22

GOLDMAN SACHS TACTICAL EXPOSURE FUND

4. INVESTMENTS IN DERIVATIVES (continued)

swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2018:

	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Total	Forward Currency Contracts	Swaps	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Morgan Stanley & Co. International PLC	$7,015,230	$7,015,230	$(9,274,543)	$—	$(9,274,543)	$(2,259,313)	$2,259,313	$—
Morgan Stanley Capital Services LLC	—	—	—	(857,393)	(857,393)	(857,393)	730,000	(127,393)
Total	$7,015,230	$7,015,230	$(9,274,543)	$(857,393)	$(10,131,936)	$(3,116,706)	$2,989,313	$(127,393)

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily

23

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the period ended August 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate^
0.75%	0.68%	0.64%	0.63%	0.75%	0.55%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invested in Institutional and/or Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Financial Square Government Fund and the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests. For the period ended August 31, 2018, GSAM waived $508,462 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended August 31, 2018, GSAM waived $56,622 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.044%. These Other Expense limitations will remain in place through at least September 6, 2018 for Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended August 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fees	Other Expense Reimbursements	Total Expense Reductions
$508,462	$450,546	$959,008

D.  Line of Credit Facility — As of August 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

24

GOLDMAN SACHS TACTICAL EXPOSURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended August 31, 2018, the Fund did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the period ended August 31, 2018, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the period ended August 31, 2018:

Underlying Funds	Beginning Value as of September 6, 2017*	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Unrealized Appreciation/ Depreciation	Ending Value as of 8/31/2018	Shares as of 8/31/2018	Dividend Income from Affiliated Investment Companies
Goldman Sachs Emerging Markets Debt Fund — Class R6(a)	$—	$70,185,303	$—	$—	$(5,893,747)	$64,291,556	5,537,602	$1,804,632
Goldman Sachs MLP Energy Infrastructure Fund — Class R6(a)	—	11,006,177	(11,361,404)	355,227	—	—	—	270,090
Goldman Sachs Financial Square Government Fund — Institutional Shares	—	420,853,818	(252,746,527)	—	—	168,107,291	168,107,291	1,621,533
Total	$—	$502,045,298	$(264,107,931)	$355,227	$(5,893,747)	$232,398,847	173,644,893	$3,696,255

*	Commencement of operations.
(a)	The columns for the Underlying Funds reflect the combined amounts of the initial Institutional Shares and subsequent Class R6 Shares.

As of August 31, 2018, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Fund:

Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth & Income Strategy Portfolio
19%	32%	35%

As of August 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 10% of Class P Shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2018, were $274,757,774 and $156,056,154, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$1,439,894
Net long-term capital gains	160,327
Total taxable distributions	$1,600,221

25

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

7. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,110,735
Undistributed long-term capital gains	2,170,020
Total undistributed earnings	$5,280,755
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(9,644,360)
Unrealized gains (losses) — net	(5,454,030)
Total accumulated earnings (losses) net	$(9,817,635)

As of August 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$285,440,556
Gross unrealized gain	439,717
Gross unrealized loss	(5,893,747)
Net unrealized gain (loss)	$(5,454,030)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains/(losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses and differences in the tax treatment of swap transactions, foreign currency transactions and underlying fund investments and eliminating entries related to cayman subsidiary.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(2,192,371)	$8,694,294	$(6,501,923)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

26

GOLDMAN SACHS TACTICAL EXPOSURE FUND

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked

27

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Consolidated Notes to Financial Statements (continued)

August 31, 2018

8. OTHER RISKS (continued)

structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Other than noted above, subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2018
	Shares	Dollars
Institutional Shares(a)
Shares sold	25,814,085	$258,050,037
Reinvestment of distributions	161,187	1,600,152
Shares redeemed	(25,964,890)	(256,679,156)
	10,382	2,971,033

28

GOLDMAN SACHS TACTICAL EXPOSURE FUND

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Period Ended August 31, 2018
	Shares	Dollars
Class P Shares(b)
Shares sold	10,095	$98,103
Shares redeemed	(66)	(633)
	10,029	97,470
Class R6 Shares(a)
Shares sold	34,996,802	344,852,855
Reinvestment of distributions	7	69
Shares redeemed	(1,976,060)	(19,493,000)
	33,020,749	325,359,924
NET INCREASE	33,041,160	$328,428,427

(a)	Commenced operations on September 6, 2017.
(b)	Commenced operations on April 17, 2018.

29

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Tactical Exposure Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Tactical Exposure Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of August 31, 2018, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period September 6, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of their operations, changes in their net assets, and the financial highlights for the period September 6, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

30

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Fund Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Institutional, Class P or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing Institutional, Class P or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through August 31, 2018, which represents a period of 136 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Tactical Exposure Fund
Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional
Actual	$1,000.00	$962.80		$2.97
Hypothetical 5% return	1,000.00	1,022.18	+	3.06
Class P(a)
Actual	1,000.00	969.60		2.31
Hypothethical 5% return	1,000.00	1,022.03	+	3.20
Class R6
Actual	1,000.00	963.80		2.92
Hypothetical 5% return	1,000.00	1,022.23	+	3.01

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Institutional	Class P(a)	Class R6
0.60%	0.63%	0.59%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations April 17, 2018.

31

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Exposure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

32

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Fund had launched on September 6, 2017 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

33

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the

34

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

35

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

36

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

37

GOLDMAN SACHS TACTICAL EXPOSURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Exposure Fund — Tax Information (Unaudited)

For the year ended August 31, 2018, 3.93% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Exposure Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Tactical Exposure Fund designates $160,327, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2018.

For the year ended August 31, 2018, 4.98% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Exposure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2018, the Goldman Sachs Tactical Exposure Fund designates $862,046 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

38

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q will be available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 144721-OTU-851837 TACTEXPAR-18/114

Goldman Sachs Funds

Annual Report	August 31, 2018

Tactical Tilt Overlay Fund

Goldman Sachs Tactical Tilt Overlay Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated an average annual total return of 2.39%. This return compares to the 1.72% average annual total return of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period since their inception on December 29, 2017 through August 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return of 0.61% compared to the 1.33% cumulative total return of the Index.

For the period since their inception on April 17, 2018 through August 31, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.13% compared to the 0.89% cumulative total return of the Index.

References to the Portfolio’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	When the Reporting Period began in September 2017, investor sentiment was buoyant, with developed markets equities posting positive returns amid global economic growth. Within developed markets, European stocks recorded gains due to improving macroeconomic conditions, a moderately weaker euro and rising bond yields. Japanese equities rallied on the prospect of a national election, as market participants expected the Prime Minister to retain his leadership and reinforce Abenomics. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) As for emerging markets equities, they started September 2017 strongly but sold off into month end in response to renewed geopolitical tensions and hawkish comments from the U.S. Federal Reserve (the “Fed”). (Hawkish comments suggest higher interest rates; opposite of dovish.) U.S. inflation data beat market expectations, which, alongside optimism about potential tax reform, pushed U.S. bond yields higher. Within commodities, crude oil prices rallied more than 8%, driven by the tighter compliance of the Organization of the Petroleum Exporting Countries (“OPEC”) with pledged production cuts as well as suggestions that those cuts would be extended until the end of 2018.

Global equities continued to rally in October 2017, as macroeconomic data remained strong, especially in the developed markets. Japanese equities advanced, as the Japanese yen weakened and the Prime Minister won a supermajority in the country’s elections. U.S. stocks gained, slightly outperforming European stocks. Emerging markets equities delivered positive returns and outpaced global equities broadly. In fixed income, 10-year U.S. Treasury yields rose on optimism about potential U.S. tax reform and anticipation about a new Fed chair. Higher yields, along with slightly dovish commentary from the European Central Bank (“ECB”) and Bank of Canada, helped drive appreciation in the U.S. dollar. Commodity prices surged, fueled by better global economic growth data and positive investor risk sentiment.

In the first half of November 2017, global equities broadly retreated on market expectations for sluggish corporate earnings as well as on soft data emanating from China and uncertainty about the passage of U.S. tax reform. U.S.

1

PORTFOLIO RESULTS

equities rallied into month-end, as hopes of an earlier than consensus expected tax bill were renewed, while European equities lagged in the face of a stronger euro. The U.S. President nominated Jerome Powell to be the new Fed chair when Janet Yellen’s term expired in February 2018. Investors generally expected Powell to continue the gradual normalization of Fed monetary policy. Emerging markets equities outperformed developed markets for the first three weeks of November before selling off amid weakness in technology stocks. The U.S. Treasury yield curve (or spectrum of maturities) reached its flattest in a decade, as the U.S. Department of the Treasury boosted supply of short-maturity paper and the market anticipated a Fed interest rate hike in December 2017. (In a flattening yield curve, the differential in yields between longer-term and shorter-term maturities narrows.) Crude oil prices rose during November, as OPEC announced an extension of its production cuts into the end of 2018.

Global equities rallied in December 2017 amid continued strength in global economic data and the much-anticipated U.S. tax reform bill being signed by the President. European equities retreated, as separatists won a majority in regional elections in Catalonia, Spain and the upcoming Italian election weighed on investor sentiment. China’s economic growth remained stable, helping emerging markets equities move higher. At their December policy meeting, Fed officials raised short-term interest rates and upgraded their economic growth forecasts for 2018 through 2020, after accounting for the potential impact of a U.S. corporate tax cut. Ten-year U.S. Treasury yields dropped slightly, as the corporate tax cut offset lackluster U.S. inflation. Commodities experienced a broad-based rally, with oil, copper and gold all ending the month in positive territory.

In January 2018, global equities were supported by improving macroeconomic data along with positive corporate earnings reports. Within developed markets, U.S. equities advanced, while Japanese and U.K. equities sold off as the strength of the Japanese yen and British pound weighed on their exporting companies. Emerging markets equities outperformed developed markets equities, bolstered by global economic growth, what many considered to be attractive valuations and higher commodity prices. Within fixed income, 10-year U.S. Treasury and German government bond yields rose on positive economic data, stabilization in U.S. inflation and the hawkish tone of minutes from the ECB’s December 2017 policy meeting. The U.S. dollar, which had depreciated during 2017 as a whole, continued to weaken versus other major currencies in January 2018 amid contained geopolitical concerns and trade conflicts, improved global economic growth and expectations for tighter monetary policy by the central banks of major developed markets.

During February 2018, U.S. equities declined as volatility surged. The CBOE Volatility Index® (“VIX®”), a measure of volatility in the U.S. equity market, rose to touch 50 points intra-day on February 6, 2018. Volatility subsequently subsided, and the VIX® ended the month just below 20. Still, U.S. stocks were pressured by strong wage growth data, which led to a shift in market expectations for Fed interest rate hikes. Global economic growth remained healthy, according to manufacturing data, though some moderation was seen in the Eurozone and in China. Global equities broadly retreated, with emerging markets equities underperforming developed markets equities. Rising U.S. Treasury yields and falling commodity prices dampened the performance of emerging markets stocks. The increase in U.S. Treasury yields was the result of better than consensus expected inflation and wage growth data. Also in February, the U.S. dollar gained against most major currencies except the Japanese yen. Commodities, including crude oil, experienced a broad-based selloff, pressured by U.S. dollar strength and the decline of the U.S. equity market.

Global equities remained under stress during March 2018, with increased political rhetoric around trade protectionism extending February’s decline. In the second half of the month, data privacy concerns triggered a selloff in U.S. information technology stocks, as investors started pricing in the potential of a regulatory backlash. Given the greater weight of the information technology sector in the S&P 500® Index, U.S. stocks underperformed European and Japanese stocks in March. Developed markets stocks overall underperformed emerging markets equities, as economic growth in the Eurozone and Japan moderated from their previously strong pace and macroeconomic data in the emerging markets remained healthy. During the month, the Fed raised short-term interest rates in line with market expectations. The tone of the policy meeting, however, was perceived as relatively dovish, and 10-year U.S. Treasury yields fell. Among currencies, the U.S. dollar weakened. The British pound was the best performing currency, as the U.K. and European Union reached a deal on the Brexit transition. (Brexit refers to the U.K.’s efforts to leave the European Union.) In commodities, crude oil prices were up, as supply and demand conditions remained tight due to OPEC production cuts and a supply disruption in Venezuela.

2

PORTFOLIO RESULTS

Global equities recovered some of their losses in April 2018 and finished the month with a gain. The absence of further trade war escalation, receding concerns about the regulation of the U.S. information technology sector and better-than-market-expected earnings supported global equities. Economic growth continued to moderate in the Eurozone and Japan, but the U.S. economy continued to expand. The 10-year U.S. Treasury yield moved higher, pushed up by increasing U.S. inflationary pressures and market expectations of a faster pace of Fed rate hikes. Meanwhile, economic growth in the emerging markets was softer than consensus expected. Along with higher U.S. Treasury yields and strength in the U.S. dollar, this drove the underperformance of emerging markets equities versus developed markets equities. Among developed markets equities, U.K. and European stocks led performance, benefiting from the depreciation of the British pound and the euro versus the U.S. dollar. Emerging markets currencies also suffered versus the U.S. dollar. In commodities, gold was down due to U.S. dollar strength. However, crude oil prices rallied, as supply and demand remained fairly tight.

In May 2018, investor sentiment was dominated by renewed concerns about the stability of the European Union due to political uncertainty in Italy. That country’s coalition government vowed to defy European Union budget rules, saying that austerity had failed and that fiscal expansion (i.e., spending and tax cuts) was the solution to Italy’s financial troubles. The political uncertainty was exacerbated when the Italian President rejected the nomination of a finance minister. Regarding market performance, global equities declined mid-month but posted a gain for May overall, fueled by the positive performance of U.K. and U.S. stocks. Within developed markets equities, European stocks produced the worst results. Emerging markets equities lagged their developed markets peers amid free trade concerns, higher U.S. yields during the first half of May and a stronger U.S. dollar. In commodities, Brent crude oil prices were up, while West Texas Intermediate (“WTI”) crude oil prices were down, with the widening difference between them due to logistical constraints.

Trade-related tensions and weakness in Chinese macroeconomic data set the tone for the performance of global equities during June 2018. As the U.S. pushed forward with trade tariffs, market participants grappled with the potential impact of retaliatory tariffs from other countries as well as the risk of an escalating trade war. Global equities, which had advanced early in the month, gave up most of their gains by the end of June. Within developed markets equities, U.S. stocks were the top performers, while European, U.K. and Japanese stocks were down modestly. Within emerging markets stocks, Chinese equities were pressured by negative market sentiment in combination with economic data that surprised to the downside. As a result, emerging markets stocks broadly declined. In fixed income, the 10-year U.S. Treasury yield was up modestly, while German interest rates remained flat. At its June policy meeting, the Fed raised short-term interest rates and increased its forecast from a total of three rates hikes during 2018 to a total of four. In contrast, the ECB indicated it would not raise interest rates for a year or more. The U.S. dollar continued its upward trend versus other major developed currencies. In commodities, gold prices fell amid strength in the U.S. dollar, while copper prices declined due to the risk of escalating trade wars. Crude oil prices rose on limited supply.

In July 2018, global equities rallied on tentative signs of stabilization in global economic growth and news of a strong U.S. corporate earnings season. On the geopolitical front, U.S.-China trade tensions remained in focus, as the U.S. President announced the imposition of a 10% tariff on an additional $200 billion worth of Chinese goods by August 30, 2018. However, the markets took a positive cue from the joint agreement between the U.S. and European Commission Presidents on “zero tariffs, zero non-tariff barriers, and zero subsidies on all non-auto industrial goods.” Within developed markets equities, U.S. and European stocks were the best performers. U.S. equities benefited from strong corporate earnings, while European equities benefited from the de-escalation of trade tensions between the U.S. and European Union. Japanese and U.K. equities also generated positive returns. Emerging markets equities lagged their developed markets peers. Weaker Chinese economic data and U.S.-China trade tensions dragged down Chinese equities. In fixed income, 10-year U.S. Treasury yields rose, but investors generally focused on the 10-year Japanese government bond yield, which climbed in anticipation of the Bank of Japan’s (“BoJ”) plan to adjust its “yield curve control.” (Yield curve control is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates.) The U.S. dollar weakened modestly versus other major currencies during July. In commodities, crude oil prices declined due to increased production by OPEC and Russia.

In August 2018, there were initial signs of economic growth convergence between the U.S. and the rest of the world, driven mainly by softer U.S. economic data and the

3

PORTFOLIO RESULTS

stabilization of global economic data. The exception was China, where industrial production, retail sales and fixed asset investments surprised to the downside. Overall, global equities recorded a small gain, driven by a rally in U.S. stocks. Weaker Chinese data, the unresolved U.S.-China trade dispute, concerns around emerging markets’ debt and external funding needs, and looming Italian budget negotiations led to the comparative underperformance of non-U.S. developed markets equities and emerging markets equities. In fixed income, the 10-year U.S. Treasury yield fell, pushed lower mostly by a broad sell-off in emerging markets assets. Fed policymakers continued to express confidence in U.S. economic growth and in a sustained inflation rate near their 2% target. They also indicated that further interest rate hikes would be appropriate in the near term, as they saw limited risks to the U.S. economy of tighter financial conditions. During August, the U.S. dollar strengthened slightly versus other major currencies. In commodities, crude oil prices rose due to tightening supply. However, copper prices fell on weaker Chinese economic data and trade-related worries.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

Within equities, the Portfolio was hurt by its long position in Spanish equities, which retreated near the end of 2017 after separatists won a majority in Catalonian regional elections. Spanish stocks were also pushed down by prolonged uncertainty surrounding Catalonia, leading to lower economic growth forecasts for Spain as a whole. In addition, the Portfolio was hampered by a long position in European bank stocks, which were down because of their exposure to default risk on Turkish loans. Uncertainty surrounding U.S. trade policy with the European Union and Italy’s debt levels weighed broadly on European stocks, including Spanish equities and European bank stocks. On the positive side, the Portfolio benefited from its long positions in U.S. large-cap banks amid the strong performance of U.S. large-cap stocks generally during the Reporting Period.

Long positions in the Alerian MLP Index added to the Portfolio’s returns. During the early part of the Reporting Period, energy MLPs declined because of earlier distribution cuts by energy master limited partnerships (“MLPs”) and because natural gas prices did not rally as crude oil prices did. (Energy MLPs transport both crude oil and natural gas.) However, energy MLPs recovered in the second half of the Reporting Period, as a majority of Alerian MLP Index constituents either met or beat market expectations for their first quarter 2018 results. The U.S. Federal Energy Regulatory Commission also provided clarity on its March 2018 policy changes, helping to alleviate uncertainties for the sector.

Within fixed income, the Portfolio’s position in energy-related high yield corporate bonds added to returns. These holdings benefited from the rally in crude oil prices in the first half of the Reporting Period, driven by OPEC’s tighter compliance with its production cuts and market expectations that those cuts would be extended until the end of 2018. Exposure to bank loans also contributed positively to performance, as short-term interest rates rose and investor sentiment about corporate credit improved.

Regarding its currency exposures, the Portfolio’s short position in the euro versus a long position in the Swedish krona detracted from performance. Sweden’s economic recovery was more advanced relative to that of the Eurozone, and the country’s inflation rate was near Sweden’s central bank’s, i.e., the Riksbank, target. However, a series of weaker than market expected economic releases decreased investor confidence about when Sweden’s central bank would begin tightening monetary policy.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Portfolio had approximately 13.11% of its total net assets invested in long equity-related investments; approximately 22.90% of its total net assets invested in long fixed income-related investments; approximately 25.48% of its total net assets invested in long currency-related investments; and approximately 3.42% of its total net assets invested in long commodity-related investments. It had short positions of approximately -0.13% of its total net assets in equity-related investments and approximately -6.45% of its total net assets in fixed income-related investments.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives are mostly supported by cash and short-term investments held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up

4

PORTFOLIO RESULTS

of positions held, most of them were derivatives-based, so the Portfolio’s cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures.

In terms of equity-related exposures, we increased the Portfolio’s long position in Spanish equities (implemented through IBEX 35 Index futures) in the first half of the Reporting Period. Despite market concerns, economic growth remained healthy in Spain and in the Eurozone, where leading indicators suggested growth momentum would continue for the foreseeable future, in our view. In November 2017, we added a long position in Japanese equities, implemented through Japanese equity call options. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Japanese equity prices had not risen in line with profit margins and corporate earnings, which had reached multi-decade highs, and we saw signs of stronger corporate governance, which might precipitate foreign investment inflows. We subsequently eliminated the position by letting the call options expire “out of the money” during the first quarter of 2018. (“Out of the money” is a term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Foreign investment inflows had not yet manifested, and while corporate earnings had increased, Japanese equity prices remained essentially unchanged.

In addition, we implemented a systematic downside mitigation tactical tilt, which we increased during the first half of the Reporting Period because of what we viewed as elevated equity valuations and low volatility. (The systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) During the first few months of the Reporting Period, we allowed the Portfolio’s hedging positions on U.S. equities, which had been implemented using put options on the S&P 500® Index, to mature. Although the position expired “out of the money,” it served its intended purpose, which was to allow the Portfolio to remain invested in tactical tilts we found attractive, while also acknowledging several sources of potential downside event risk. In July 2018, we reestablished the Portfolio’s hedging positions on U.S. equities. The U.S. President’s imposition of tariffs on China had increased downside risks for U.S. equities in the near term, in our view, and we believed these hedging positions had the potential to mitigate the Portfolio’s exposure. Near the end of the Reporting Period, we eliminated the hedging positions, as we believed downside risks had eased for the U.S. equity markets, thanks to continued acceleration in U.S. economic growth and corporate profits, while downside risks stayed elevated for Chinese equities and other emerging markets stocks.

Also, during the first half of the Reporting Period, we decreased the Portfolio’s short position in S&P 500® Energy Index put options, which had been implemented to provide the Portfolio with premium income and/or to allow it to gain exposure to the U.S. energy sector at what we considered attractive valuations. We exited the position after the energy sector rallied, as we believed there was limited remaining upside potential.

Near the middle of the Reporting Period, we added a long position in South African equities through FTSE/JSE Top 40 Index futures versus a short position in emerging markets equities through MSCI Emerging Markets Index futures. Retail sales and loan growth had been stronger in South Africa than in a number of other emerging countries, and we thought the long rally in the MSCI Emerging Markets Index increased the odds of an eventual decline. We increased this tactical positioning during the second half of the Reporting Period amid weakness in South African equities and as we continued to anticipate a correction in emerging markets stocks.

Additionally, we replaced the Portfolio’s long position in EURO STOXX 50® 2018 dividend futures with long positions in select country-specific equity index futures within the EAFE (Europe, Australasia, Far East) region during the Reporting Period. We believed that transitioning the Portfolio’s exposure offered an attractive risk/reward tradeoff, as the Portfolio had already realized most of the gains we expected from the long position in EURO STOXX 50® 2018 dividend futures and saw opportunity from a recent sell-off in the MSCI EAFE Index. Toward the end of the

5

PORTFOLIO RESULTS

Reporting Period, we eliminated the Portfolio’s long positions in select country-specific equity index futures within the EAFE region. Although we continued to have a positive outlook on certain market segments, including Spanish and Eurozone bank stocks, we thought valuations offered the Portfolio an attractive exit point from a risk/reward perspective.

Finally, we added a long position in European bank stocks during the second half of the Reporting Period due to what we saw as attractive valuations, improving fundamentals and recent investment outflows. We increased this position on news of positive second quarter 2018 earnings growth and improved credit quality of Eurozone banks.

In fixed income, near the beginning of the Reporting Period, we established a position that was short the three-year U.S. swap rate one-year forward. We believed the interest rate on a three-year U.S. interest rate swap would be higher in one year than the market was anticipating because of improving global economic growth and increased investor confidence in the U.S. growth outlook. We removed this position in the middle of the Reporting Period, as we believed the market had limited ability to price in additional Fed interest rate hikes. Also during the Reporting Period, we reduced the Portfolio’s allocation to U.S. high yield loans and added a duration-neutral high yield corporate bond tactical tilt. This positioning sought to benefit from the spread (i.e., the difference in yields between securities of comparable maturity) offered as compensation for the risk of potential default, which we thought was more attractive for high yield corporate bonds than for high yield loans. In addition, we closed the Portfolio’s short position in five-year German government bonds, as we believed German government bond spreads no longer offered an attractive risk/reward opportunity due to market expectations about the ECB’s monetary policy stance. Furthermore, in the first half of the Reporting Period, we reduced the Portfolio’s long position in energy-related high yield corporate bonds, as we believed valuations offered an attractive exit point and crude oil prices were at the high end of our forecast. We further decreased this position in the second half of the Reporting Period. Additionally, during the first half of the Reporting Period, we established a position that was short the three-year British pound swap rate one-year forward. We believed there was a possibility that U.K. interest rates would catch up to global interest rates, as evidenced by an increase in two-year U.S. Treasury yields. We increased the position during the second half of the Reporting Period but ultimately eliminated it. In our view, the Bank of England (“BoE”) was unlikely to signal a faster pace of rate hikes, and we saw limited scope for U.K. interest rates to climb until political uncertainty subsided.

Regarding currency-related exposures, we added a short position in the euro versus a long position in the Swedish krona during the Reporting Period. In our view, Sweden’s economic recovery was more advanced than that of the Eurozone overall. We also considered the Swedish krona undervalued versus the euro. We eliminated this positioning in the second half of the Reporting Period, as a series of weaker than market expected economic releases decreased investor confidence about when Sweden’s central bank would begin tightening its monetary policy. A short position in the euro versus the U.S. dollar was added to the Portfolio for a short time at the beginning of May 2018. However, we removed it in June based on improved market confidence about the stability of the European Union and the ability of the new Italian government to manage the country with a degree of fiscal discipline, as well as on hawkish data from the ECB that was supportive of the euro. In addition, during September 2017 and again in January 2018, we decreased the Portfolio’s long position in the British pound versus its short position in the U.S. dollar, as existing market levels provided what we considered to be attractive points at which to reduce the position. Between the time we had initiated the position in January 2017 and January 2018, the British pound had appreciated approximately 13% against the U.S. dollar. We subsequently increased this position during the second half of the Reporting Period. The British pound depreciated near the beginning of the summer, and we thought the probability of an August 2018 rate hike by the BoE was higher than priced in by the market. In addition, during May 2018, we established long positions in the Russian ruble versus the euro and in the Russian ruble versus the U.S. dollar, implemented through three-month call options at-the-money spot. (At-the-money spot is when the strike price of an option is equal to the prevailing market price at which a given asset can be bought or sold for immediate settlement.) The Russian ruble had depreciated at the time the position was initiated, and the Russian economy had started growing again after a recession in 2015-2016. At the end of May 2018, as the Russian ruble started to appreciate relative to the euro, we removed the Portfolio’s long position in the Russian ruble versus the euro in order to realize a profit. Toward the end of the Reporting Period, we eliminated the Portfolio’s long position in the Russian ruble versus the U.S. dollar amid emerging markets investment outflows and U.S. dollar strength. Elsewhere, in the middle of the Reporting Period,

6

PORTFOLIO RESULTS

we reduced the Portfolio’s long position in the U.S. dollar versus its short position in the Japanese yen. In the first part of February 2018, the U.S. dollar depreciated almost 6% versus the Japanese yen, which we believed raised the risk the Japanese yen would strengthen in the short term. Longer term, however, we expected the BoJ to maintain an accommodative monetary policy, while we anticipated higher interest rates in the U.S. Given these competing short-term and long-term views, we decided to reduce the position.

Regarding commodities, we eliminated the Portfolio’s overall exposure at the beginning of the Reporting Period. Specifically, we removed the Portfolio’s position in natural gas futures in September 2017, as we believed the risk/reward opportunity diminished. Mild weather had been an impediment to natural gas prices moving higher, and we thought it prudent to exit the position. Near the end of the Reporting Period, we reestablished the Portfolio’s commodity-related exposure by adding an option call spread on WTI crude oil. (An option call spread is a strategy that involves purchasing call options at a specific strike price, while simultaneously selling call options on the same asset but at a higher strike price.) The crude oil market had tightened during the prior few months, with inventories moving back within their normal five-year average range. In our view, speed of tightening has been a bullish signal for crude oil prices historically.

Separately, we increased the Portfolio’s allocation to energy MLPs at the beginning and again in the middle of the Reporting Period. In our opinion, their valuations were attractive due to previous underperformance by the Alerian MLP Index. Also, we considered the distribution yields of energy MLPs more attractive than the yields offered by other types of securities.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity, bond and commodity futures, equity and interest rate swaps, currency forwards, options and credit default swaps to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. Collectively, the Portfolio’s use of equity, bond and commodity futures had a positive impact on performance. Equity futures, especially those used to establish a short position in emerging markets equities and to gain exposure to the U.S. equity market, added to performance. Bond futures, which the Portfolio employed for its long position in investment grade fixed income, detracted from returns. Commodities futures, employed to express our views on natural gas prices, had a slightly negative impact on results. The Portfolio employed an equity swap on a custom basket of stocks to implement short positions in U.S. large-cap stocks within the systematic downside mitigation tactical tilt, which had a negative impact on performance. The Portfolio’s use of interest rate swaps to express our views on the U.S. dollar added to returns, though this was offset somewhat by the use of interest rate swaps to express our views on U.K. interest rates, which detracted. Currency forwards, which we employed to express our views on developed and emerging markets currencies, detracted overall from performance, though their use to implement a long position in the British pound versus a short position in the U.S. dollar contributed positively. To afford greater risk management precision, options on equity indices were also employed to tactically adjust the amount of equity risk and downside risk in the Portfolio. The Portfolio’s use of equity options, led by put options on the S&P 500® Energy Index, added to performance. In addition, the Portfolio used commodity options to express our views of WTI crude oil prices, which had a positive impact on performance. Finally, the use of credit default swaps within the Portfolio’s duration-neutral high yield corporate bond tactical tilt contributed positively to performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Portfolio had approximately 33.74% of its total net assets invested in long equity-related investments; approximately 35.58% of its total net assets invested in long fixed income-related investments; approximately 17.89% of its total net assets invested in long currency-related investments; and 0.16% of its total net assets invested in long commodity-related investments. It had short positions of approximately -9.76% of its total net assets in a basket of large-cap equity-related investments that we believed might underperform the U.S. stock market and also short positions of approximately -3.22% of its total net assets in emerging markets equity-related investments. The Portfolio had no short positions in fixed income-related investments at the end of the Reporting Period.

7

PORTFOLIO RESULTS

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives are mostly supported by cash and short-term investments held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected global economic activity to accelerate in 2018 overall, with modestly higher growth rates in the U.S., Eurozone and many emerging markets but with slightly slower growth rates in the U.K., Japan and China. In the U.S., the tax legislation signed into law during December 2017 seemed likely to continue supporting 2018 economic growth, in our view. In Europe, we believe Germany’s fourth budget surplus in as many years is a potential source of fiscal stimulus and higher economic growth.

As for central bank monetary policy, we expect it to remain relatively accommodative in the U.S., given the slow and steady pace at which the Fed has been raising short-term interest rates. At the same time, we believe the ECB may allow quantitative easing to end later in 2018, and we believe the BoJ is likely to stay on hold. In our opinion, favorable monetary and fiscal policies and the absence of fiscal imbalances substantially reduce the probability of recession in key developed and emerging markets countries in the near term.

Despite this positive backdrop, we see no shortage of global risks, including rising political polarization in the U.S., growing populism globally, heightening geopolitical tensions, spreading terrorism and increasing cyberattacks. China remains a big source of uncertainty in the long term because of its growing debt burden, but capital controls, a stronger government role in the economy and faster global economic growth have lowered near-term risks, we believe. We also believe there is the potential of a continued deterioration in the U.S.-China relationship under the current U.S. Administration, driven by changing trade and foreign policy. The collective impact of these various risks is not large enough to undermine our core view that the U.S. is experiencing a longer than normal economic recovery and that this recovery is more likely than not to continue through 2018.

Looking ahead, we think the global environment is supportive of positive equity market returns, which we expect to exceed those of cash and bonds. Thus, we plan to focus the Portfolio on opportunities in equities, including tactical tilts to certain U.S. equity sectors as well as to European and Japanese stocks. We also favor U.S. high yield corporate bonds. In addition, we continue to hold positions related to individual currency views. Overall, we have modest return expectations for the rest of 2018, and while equity valuations remained high at the end of the Reporting Period, we believe they are supported by steady U.S. economic growth as well as by low and stable inflation.

8

PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of August 31, 2018

PERFORMANCE REVIEW
September 1, 2017–August 31, 2018	Portfolio Total Return (based on NAV)[1]	ICE® BofAML® U.S. Dollar Three- Month LIBOR Constant Maturity Index[2]
Institutional Shares	2.39%	1.72%

April 17, 2018–August 31, 2018
Class P Shares	1.13%	0.89%

December 29, 2017–August 31, 2018
Class R6 Shares	0.61%	1.33%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Institutional Shares	0.53%	1.63%	7/31/14
Class P Shares	N/A	0.10	4/17/18
Class R6 Shares	N/A	-0.41	12/29/17

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9

PORTFOLIO BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.83%	0.97%
Class P Shares	0.82	0.96
Class R6 Shares	0.82	0.96

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. Pursuant to contractual agreements, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2018, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 5.8% of the Portfolio’s net assets as of August 31, 2018. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

10

PORTFOLIO RESULTS

Index Definitions

CBOE Volatility Index® (“VIX®”) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX® has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

IBEX 35 Index is the benchmark stock market index of the Bolsa de Madrid, Spain’s principal stock exchange.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index. The FTSE/JSE All-Share Index represents 99% of the full market capital value (i.e., before the application of any investability weightings) of all ordinary securities listed on the main board of the Johannesburg Stock Exchange, subject to minimum free-float and liquidity criteria.

It is not possible to invest directly in an unmanaged index.

11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2018

The following graph shows the value, as of August 31, 2018, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2018.

Average Annual Total Return through August 31, 2018	One Year	Since Inception
Institutional Shares (Commenced July 31, 2014)	2.39%	1.79%

Class P Shares (Commenced April 17, 2018)	NA	1.13%	*

Class R6 Shares (Commenced December 29, 2017)	NA	0.61%	*

*	Total returns for periods of less than one year represent cumulative total return.

12

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 1.5%
Energy – Exploration & Production(a)(b)(c) – 0.0%
Berry Petroleum Co. LLC
$1,200,000	6.750%		11/01/20	$—
18,124,000	6.375		09/15/22	—

				—

Gas(b) – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.
1,250,000	5.875		08/20/26	1,237,500

Oil Field Services – 1.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(b)
750,000	7.875		12/15/24	735,000
Antero Resources Corp.(b)
375,000	5.125		12/01/22	380,156
California Resources Corp.(b)
800,000	8.000	(d)	12/15/22	718,000
188,000	6.000		11/15/24	152,280
Chesapeake Energy Corp.
2,250,000	5.750		03/15/23	2,193,750
725,000	8.000	(b)	01/15/25	739,500
CrownRock LP/CrownRock Finance, Inc.(b)(d)
2,600,000	5.625		10/15/25	2,528,500
CVR Refining LLC/Coffeyville Finance, Inc.(b)
2,350,000	6.500		11/01/22	2,394,062
Denbury Resources, Inc.(b)(d)
800,000	9.000		05/15/21	860,000
Diamond Offshore Drilling, Inc.(b)
800,000	7.875		08/15/25	818,000
Diamondback Energy, Inc.(b)
600,000	5.375		05/31/25	614,250
Endeavor Energy Resources LP/EER Finance, Inc.(b)(d)
650,000	5.750		01/30/28	648,375
Ensco PLC(b)
1,400,000	7.750		02/01/26	1,337,000
EP Energy LLC/Everest Acquisition Finance, Inc.(b)(d)
1,000,000	9.375		05/01/24	790,000
450,000	7.750		05/15/26	460,688
Exterran Energy Solutions LP/EES Finance Corp.(b)
1,400,000	8.125		05/01/25	1,470,000
Gulfport Energy Corp.(b)
1,975,000	6.000		10/15/24	1,940,437
Halcon Resources Corp.(b)
2,300,000	6.750		02/15/25	2,139,000
Jagged Peak Energy LLC(b)(d)
900,000	5.875		05/01/26	886,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.(b)
550,000	6.750		04/01/22	324,500
Laredo Petroleum, Inc.(b)
1,700,000	5.625		01/15/22	1,691,500
Matador Resources Co.(b)(d)
1,225,000	5.875		09/15/26	1,246,683
MEG Energy Corp.(b)(d)
1,500,000	7.000		03/31/24	1,361,250
275,000	6.500		01/15/25	273,625
Noble Holding International Ltd.(b)
1,000,000	7.750		01/15/24	961,250
800,000	7.875	(d)	02/01/26	820,000

Corporate Obligations – (continued)
Oil Field Services – (continued)
Oasis Petroleum, Inc.(b)
1,200,000	6.875		03/15/22	1,221,000
Parsley Energy LLC/Parsley Finance Corp.(b)(d)
2,250,000	5.625		10/15/27	2,278,125
Precision Drilling Corp.(b)
313,965	6.500		12/15/21	318,675
375,000	7.750		12/15/23	395,625
QEP Resources, Inc.(b)
2,235,000	5.625		03/01/26	2,131,631
Range Resources Corp.(b)
1,100,000	5.000		08/15/22	1,086,250
450,000	4.875		05/15/25	432,000
Rowan Cos., Inc.(b)
200,000	4.875		06/01/22	186,500
670,000	7.375		06/15/25	643,200
SESI LLC(b)
1,000,000	7.750		09/15/24	1,038,750
SM Energy Co.(b)
650,000	5.000		01/15/24	630,500
500,000	6.750		09/15/26	517,500
950,000	6.625		01/15/27	977,313
Transocean, Inc.
1,250,000	9.000	(b)(d)	07/15/23	1,346,875
500,000	7.500		04/15/31	461,250
1,900,000	6.800		03/15/38	1,562,750
Trinidad Drilling Ltd.(b)(d)
1,400,000	6.625		02/15/25	1,386,000
USA Compression Partners LP/USA Compression Finance Corp.(b)(d)
850,000	6.875		04/01/26	877,625
Weatherford International Ltd.
1,475,000	7.750	(b)	06/15/21	1,445,500
1,425,000	6.500		08/01/36	1,050,938
Whiting Petroleum Corp.(b)
500,000	6.625		01/15/26	518,750
WPX Energy, Inc.(b)
500,000	8.250		08/01/23	567,500
1,500,000	5.750		06/01/26	1,515,000

				51,073,563

Pipelines – 0.3%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(d)
1,400,000	6.125		11/15/22	1,429,750
Cheniere Corpus Christi Holdings LLC(b)
1,250,000	7.000		06/30/24	1,381,250
1,100,000	5.125		06/30/27	1,116,500
Cheniere Energy Partners LP(b)
2,135,000	5.250		10/01/25	2,124,325
CNX Midstream Partners LP/CNX Midstream Finance Corp.(b)(d)
1,300,000	6.500		03/15/26	1,287,000
DCP Midstream Operating LP(d)
1,000,000	5.350		03/15/20	1,022,500
Energy Transfer Equity LP
1,125,000	7.500		10/15/20	1,210,781
750,000	5.875	(b)	01/15/24	795,000
Genesis Energy LP/Genesis Energy Finance Corp.(b)
2,000,000	6.000		05/15/23	1,965,000

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(b)
$850,000	5.750%		04/15/25	$818,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
2,000,000	5.250		05/01/23	2,020,000
500,000	5.000	(d)	01/15/28	486,250

				15,656,481

TOTAL CORPORATE OBLIGATIONS
(Cost $65,988,043)				$67,967,544

Shares	Description	Value
Common Stocks(c) – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
1,357,134	Berry Petroleum Corp.(j)	$18,328,638
200,259	Blue Ridge Mountain Resources, Inc.(j)	1,151,489
13,655	Chaparral Energy, Inc. Class A	251,252

TOTAL COMMON STOCKS
(Cost $16,206,796)		$19,731,379

Exchange Traded Funds – 8.1%
15,197,084	Alerian MLP ETF(e)	263,668,736
1,916,601	SPDR S&P Bank ETF	94,718,421

TOTAL EXCHANGE TRADED FUNDS
(Cost $301,331,160)		$358,387,157

Shares	Distribution Rate	Value
Investment Companies(f) – 35.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,323,638,062	1.879%	$1,323,638,062
Goldman Sachs High Yield Floating Rate Fund – Class R6 Shares
15,530,773	3.713	149,250,733
Goldman Sachs MLP Energy Infrastructure Fund – Class R6 Shares
12,561,772	19.310	93,710,816

TOTAL INVESTMENT COMPANIES
(Cost $1,562,646,533)		$1,566,599,611

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,946,172,532)		$2,012,685,691

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 51.4%
Certificates of Deposit – 22.2%
Apple, Inc.(g)
$3,850,000	0.000%		11/06/18	$3,834,946
Atlantic Asset Securitization Corp.(g)
20,000,000	0.000		09/13/18	19,985,678
11,000,000	0.000		10/05/18	10,977,723
Banco Del Estado De Chile(h)
(3M USD LIBOR + 0.070%)
20,000,000	2.441		03/21/19	19,998,940
(3M USD LIBOR + 0.080%)
4,000,000	2.436		12/27/18	4,000,260
Bank of Montreal
17,500,000	1.700		10/09/18	17,492,220
(1M USD LIBOR + 0.250%)
11,000,000	2.317	(h)	01/11/19	11,005,971
Bank of Nova Scotia(h)
(3M USD LIBOR + 0.200%)
11,000,000	2.514		03/06/19	11,004,398
(3M USD LIBOR + 0.280%)
23,000,000	2.605		03/20/19	23,030,794
Barclays Bank PLC(h)
11,000,000	2.560		02/22/19	11,008,721
Bayerische Landesbank
20,000,000	0.000	(g)	10/12/18	19,949,787
(3M USD LIBOR + 0.250%)
17,000,000	2.583	(h)	01/11/19	17,022,158
BNP Paribas SA(h)
8,550,000	2.409		06/14/19	8,553,394
BNZ International Funding Ltd.(h)
20,651,000	2.587		04/05/19	20,664,020
BPCE SA(g)
11,000,000	0.000		10/31/18	10,960,560
20,000,000	0.000		11/06/18	19,919,898
Cancara Asset Securitization LLC(g)
20,000,000	0.000		09/18/18	19,979,520
Cooperatieve Rabobank UA(h)
15,000,000	2.249		09/07/18	15,000,240
(3M USD LIBOR + 0.200%)
15,000,000	2.526		03/12/19	15,010,788
Credit Agricole SA
7,000,000	1.560		09/10/18	6,999,474
11,000,000	2.310		09/26/18	11,003,271
Credit Industriel ET Commercial NY(h)
10,000,000	2.425		03/20/19	9,999,474
Credit Suisse New York(h)
(1M USD LIBOR + 0.320%)
3,450,000	2.386		09/20/18	3,450,758
(1M USD LIBOR + 0.350%)
11,000,000	2.414		01/16/19	11,008,635
(3M USD LIBOR + 0.320%)
11,000,000	2.641		03/08/19	11,013,292
(3M USD LIBOR + 0.340%)
18,000,000	2.679		04/09/19	18,025,329
Dexia Credit Local SA(g)
22,000,000	0.000		12/07/18	21,866,268
11,000,000	0.000		05/07/19	10,808,650
DnB NOR Bank ASA
5,000,000	1.560		09/19/18	4,998,962
(1M USD LIBOR + 0.160%)
22,000,000	2.246	(h)	09/04/18	22,000,694

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Federation Des Caisses Desjardins du Qubec
$11,000,000	0.000	% (g)	12/04/18	$10,937,437
(1M USD LIBOR + 0.270%)
20,550,000	2.368	(h)	03/26/19	20,566,477
HSBC Bank PLC(h)
(3M USD LIBOR + 0.090%)
25,000,000	2.425		04/26/19	24,996,719
(3M USD LIBOR + 0.230%)
7,100,000	2.561		04/10/19	7,105,001
Industrial and Commercial Bank of China Ltd.(g)
10,000,000	0.000		11/23/18	9,942,507
KBC Bank NV
22,000,000	2.080		09/04/18	22,000,354
Landesbank Baden-Wuerttemberg
30,000,000	0.000	(g)	10/15/18	29,920,125
3,750,000	1.850		11/07/18	3,747,280
Mitsubishi Trust & Banking Corp.(g)
5,000,000	0.000		10/11/18	4,988,315
Mizuho Bank Ltd.
22,500,000	2.287	(i)	12/14/18	22,499,798
2,700,000	2.300	(i)	03/05/19	2,700,000
(3M USD LIBOR + 0.540%)
10,000,000	2.861	(h)	09/04/18	10,000,000
National Bank of Kuwait SAKP
7,000,000	2.450		11/30/18	7,000,648
5,000,000	2.500		10/01/18	5,001,390
10,000,000	2.500		11/08/18	10,003,559
11,000,000	2.600		10/26/18	11,005,679
Natixis NY(h)
22,000,000	2.313		12/10/18	22,011,710
Norinchukin Bank NY
10,000,000	2.040		09/07/18	10,000,150
20,000,000	2.250		11/28/18	19,999,755
Sanofi(g)
23,500,000	0.000		09/28/18	23,464,267
Sheffield Receivables Corp.(g)
17,000,000	0.000		10/05/18	16,966,068
12,258,000	0.000		12/17/18	12,172,978
Skandinaviska Enskilda Banken AB
3,000,000	2.200		09/17/18	3,000,420
(1M USD LIBOR + 0.240%)
22,000,000	2.305	(h)	12/27/18	22,010,508
Standard Chartered Bank
10,000,000	0.000	(g)	11/13/18	9,954,696
(1M USD LIBOR + 0.300%)
9,200,000	2.382	(h)	11/01/18	9,205,170
(3M USD LIBOR + 0.060%)
25,000,000	2.446	(h)	03/21/19	24,998,681
(3M USD LIBOR + 0.220%)
13,500,000	2.535	(h)	05/16/19	13,504,618
Sumitomo Mitsui Banking Corp.
15,000,000	0.000	(g)	01/31/19	14,850,570
15,000,000	2.510		03/01/19	15,002,717
Sumitomo Trust & Banking Corp.(h)
(3M USD LIBOR + 0.110%)
11,000,000	2.447		10/12/18	11,001,258
(3M USD LIBOR + 0.200%)
22,000,000	2.531		07/09/19	22,001,727

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Suncor Energy, Inc.(g)
5,412,000	0.000		09/12/18	5,407,986
5,637,000	0.000		09/24/18	5,628,507
4,250,000	0.000		10/15/18	4,237,622
9,300,000	0.000		12/03/18	9,241,177
Swedbank AB(h)
22,000,000	2.267		02/11/19	22,008,752
The Bank of Tokyo-Mitsubishi UFJ Ltd.(g)
15,000,000	0.000		10/10/18	14,965,833
Toronto-Dominion Bank(h)
20,000,000	2.506		04/17/19	20,014,550
Toyota Finance Australia Ltd.(h)
4,500,000	2.237		09/07/18	4,500,277
Wells Fargo Bank NA(h)
(1M USD LIBOR + 0.210%)
15,000,000	2.277		10/22/18	15,005,155
(3M USD LIBOR + 0.250%)
15,000,000	2.589		04/05/19	15,015,534

				979,160,798

Commercial Paper – 29.2%
ABN AMRO Funding USA LLC(g)
10,000,000	0.000		11/01/18	9,962,662
21,500,000	0.000		11/21/18	21,389,911
Albion Capital Corp.(g)
18,000,000	0.000		10/29/18	17,937,844
Alpine Securitization Ltd.
15,000,000	2.330		10/01/18	15,003,286
AT&T, Inc.(g)
1,450,000	0.000		10/09/18	1,446,389
2,000,000	0.000		12/06/18	1,986,102
11,900,000	0.000		12/06/18	11,817,307
9,900,000	0.000		05/28/19	9,690,615
10,000,000	0.000		06/05/19	9,781,538
Atlantic Asset Securitization Corp.(g)
8,000,000	0.000		02/11/19	7,911,586
Bank of China Ltd.(g)
10,000,000	0.000		09/05/18	9,997,286
17,717,000	0.000		10/22/18	17,660,725
BAT International Finance PLC(g)
5,100,000	0.000		09/05/18	5,098,449
10,000,000	0.000		09/10/18	9,993,847
Bedford Row Funding Corp.
15,000,000	0.000	(g)	04/25/19	14,750,360
(3M USD LIBOR + 0.060%)
10,000,000	2.440	(h)	12/17/18	9,999,683
Cafco LLC(g)
1,450,000	0.000		10/01/18	1,447,439
Canadian Imperial Bank of Commerce
5,500,000	1.700		10/10/18	5,498,603
Ciesco LLC(g)
18,500,000	0.000		10/16/18	18,450,051
CNPC Finance (HK) Ltd.(g)
10,000,000	0.000		09/04/18	9,997,671
15,000,000	0.000		10/01/18	14,969,401

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Collateralized Commercial Paper Co. Ltd.(h) (1M USD LIBOR + 0.270%)
$2,000,000	2.349%		01/07/19	$2,001,196
(1M USD LIBOR + 0.280%)
12,000,000	2.228		11/19/18	12,005,042
(1M USD LIBOR + 0.280%)
11,000,000	2.372		03/01/19	11,007,228
(3M USD LIBOR + 0.070%)
2,000,000	2.407		01/07/19	1,999,922
(3M USD LIBOR + 0.200%)
20,000,000	1.945		10/25/18	20,011,686
Commonwealth Bank of Australia
22,000,000	2.480	(i)	11/14/18	21,999,848
(1M USD LIBOR + 0.190%)
5,000,000	1.427	(h)	09/14/18	5,000,541
(1M USD LIBOR + 0.190%)
3,000,000	1.428	(h)	09/24/18	3,000,514
(1M USD LIBOR + 0.230%)
270,000	1.702	(h)	12/07/18	270,131
(1M USD LIBOR + 0.260%)
5,000,000	1.821	(h)	12/21/18	5,002,682
Dominion Resources, Inc.(g)
11,000,000	0.000		09/11/18	10,992,538
22,500,000	0.000		01/17/19	22,271,345
Erste Bank der oesterreichischen Sparkassen AG(g)
20,000,000	0.000		10/24/18	19,936,760
15,000,000	0.000		10/31/18	14,946,091
First Abu Dhabi Bank PJSC(g)
17,000,000	0.000		11/07/18	16,925,759
Ford Motor Credit Co. LLC(g)
1,550,000	0.000		09/13/18	1,548,599
15,000,000	0.000		02/20/19	14,785,120
Gotham Funding Corp.(g)
6,500,000	0.000		09/11/18	6,496,044
15,000,000	0.000		10/09/18	14,966,232
10,750,000	0.000		10/10/18	10,725,156
ING Funding LLC(h)
(1M USD LIBOR + 0.270%)
11,000,000	2.353		03/08/19	11,007,530
(3M USD LIBOR + 0.040%)
20,000,000	2.370		12/20/18	19,999,950
(3M USD LIBOR + 0.110%)
6,000,000	2.448		05/10/19	6,001,193
Jupiter Securitization Co. LLC(g)
9,200,000	0.000		09/21/18	9,189,095
Kells Funding LLC(g)
25,000,000	0.000		10/15/18	24,934,375
Keurig Dr Pepper, Inc.(g)
6,500,000	0.000		09/04/18	6,498,436
8,599,000	0.000		09/25/18	8,585,582
La Fayette Asset Securitiization(g)
10,000,000	0.000		02/07/19	9,892,578
LMA SA LMA Americas(g)
13,600,000	0.000		10/31/18	13,550,132
5,000,000	0.000		12/10/18	4,967,736
10,000,000	0.000		01/09/19	9,913,794
17,100,000	0.000		03/22/19	16,859,323

Short-term Investments – (continued)
Commercial Paper – (continued)
Macquarie Bank Ltd.(g)
19,000,000	0.000		11/07/18	18,920,434
15,000,000	0.000		02/11/19	14,831,148
Manhattan Asset Funding(g)
14,000,000	0.000		10/02/18	13,974,427
Marriott International, Inc.(g)
6,000,000	0.000		09/18/18	5,993,265
10,000,000	0.000		09/24/18	9,984,933
5,100,000	0.000		10/17/18	5,084,433
Matchpoint Finance PLC(g)
1,000,000	0.000		09/27/18	998,402
11,000,000	0.000		10/01/18	10,979,720
18,500,000	0.000		10/10/18	18,455,867
10,000,000	0.000		12/11/18	9,932,708
2,500,000	0.000		01/09/19	2,477,839
Mondelez International, Inc.(g)
10,750,000	0.000		10/01/18	10,728,866
National Bank of Canada(h)
(1M USD LIBOR + 0.230%)
11,000,000	2.299		09/21/18	11,001,968
(3M USD LIBOR + 0.230%)
22,000,000	2.563		04/18/19	22,016,067
Nestle Capital Corp.(g)
20,000,000	0.000		11/09/18	19,917,283
Nieuw Amsterdam Receivables Corp.(g)
10,000,000	0.000		10/04/18	9,980,497
15,000,000	0.000		01/25/19	14,858,788
Nordea Bank AB
3,000,000	2.220		09/17/18	3,000,364
(3M USD LIBOR + 0.200%)
27,000,000	2.541	(h)	03/15/19	27,025,366
Nutrien Ltd.(g)
8,462,000	0.000		09/14/18	8,453,809
4,000,000	0.000		09/19/18	3,994,720
10,000,000	0.000		10/09/18	9,972,234
Old Line Funding LLC(g)
14,000,000	0.000		11/26/18	13,925,093
Oversea-Chinese Banking Corp. Ltd.
10,000,000	0.000	(g)	10/03/18	9,981,933
20,100,000	0.000	(g)	04/17/19	19,780,482
11,000,000	2.240		09/04/18	11,000,394
11,000,000	2.270		09/05/18	11,000,537
(1M USD LIBOR + 0.250%)
11,000,000	2.296	(h)	01/10/19	11,005,928
QUALCOMM, Inc.(g)
16,850,000	0.000		09/11/18	16,839,677
Ridgefield Funding Co.(g)
20,000,000	0.000		12/03/18	19,879,001
6,000,000	0.000		12/10/18	5,960,795
Santander UK PLC(g)
20,000,000	0.000		10/01/18	19,965,659
10,000,000	0.000		11/21/18	9,949,820
Schlumberger Holdings Corp.(g)
10,000,000	0.000		03/06/19	9,858,555
11,000,000	0.000		03/07/19	10,843,464
Sempra Energy Holdings(g)
6,000,000	0.000		10/18/18	5,981,264

16	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Societe Generale SA
$15,000,000	0.000	(g) %	08/02/19	$14,601,000
(1M USD LIBOR + 0.270%)
12,000,000	2.336	(h)	12/03/18	12,006,565
(3M USD LIBOR + 0.200%)
11,000,000	2.510	(h)	08/21/19	10,999,964
Svenska Handelsbanken AB(h)
(1M USD LIBOR + 0.160%)
20,000,000	2.240		09/04/18	20,000,631
(1M USD LIBOR + 0.220%)
23,000,000	2.285		01/25/19	23,011,138
Thunder Bay Funding LLC(g)
20,500,000	0.000		09/13/18	20,485,542
25,500,000	0.000		01/15/19	25,271,758
Toyota Motor Finance Netherlands BV(h)
25,843,000	2.420		03/18/19	25,847,061
UBS AG London(h)
(3M USD LIBOR + 0.210%)
20,500,000	2.524		06/04/19	20,507,584
(3M USD LIBOR + 0.330%)
10,000,000	2.667		04/04/19	10,012,024
United Overseas Bank Ltd.(g)
11,000,000	0.000		10/17/18	10,969,885
Versailles Commercial Paper LLC(g)
23,000,000	0.000		09/04/18	22,994,973
4,550,000	0.000		10/01/18	4,541,909
11,000,000	0.000		10/09/18	10,974,880
Victory Receivables Corp.(g)
20,000,000	0.000		10/01/18	19,964,522
VW Credit, Inc.(g)
8,350,000	0.000		09/20/18	8,339,572
10,000,000	0.000		01/07/19	9,906,296
4,600,000	0.000		01/08/19	4,556,530

				1,285,630,487

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,264,241,130)				$2,264,791,285

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $4,210,413,662)				$4,277,476,976

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(f) – 5.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
256,405,265	1.879%	256,405,265
(Cost $256,405,265)

TOTAL INVESTMENTS – 102.8%
(Cost $4,466,818,927)		$4,533,882,241

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(121,683,573)

NET ASSETS – 100.0%		$4,412,198,668

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Security is currently in default and/or non-income producing.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,707,746, which represents approximately 0.5% of the Portfolio’s net assets as of August 31, 2018. The liquidity determination is unaudited.
(e)	All or a portion of security is on loan.
(f)	Represents an affiliated fund.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2018.
(i)	Rate shown is that which is in effect on August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $19,731,379, which represents approximately 0.4% of net assets as of August 31, 2018.

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp.	2/27/2017 - 3/1/2017	$14,045,778
Blue Ridge Mountain Resources, Inc.	5/6/2016 - 3/14/2017	1,998,250

		$16,044,028

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	GBP	70,920,000	USD	91,558,308	09/19/18	$455,574
	USD	426,963,694	JPY	46,671,000,000	09/19/18	6,371,483
TOTAL						$6,827,057

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ZAR	1,953,040,000	USD	148,464,413	09/19/18	$(15,907,672)
	GBP	212,970,000	USD	287,287,428	09/19/18	(10,973,321)
TOTAL						$(26,880,993)

FUTURES CONTRACTS — At August 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
IBEX 35 Index	2,451	09/21/18	$267,037,211	$(2,357,625)
FTSE/JSE Top 40 Index	3,909	09/20/18	138,864,598	3,087,841
S&P 500 E-Mini Index	3,018	09/21/18	437,926,890	18,546,874
STOXX 600 Banks Index	5,936	09/21/18	53,123,532	(4,099,932)
2 Year U.S. Treasury Notes	2,648	12/31/18	559,679,628	114,047
5 Year U.S. Treasury Notes	1,490	12/31/18	168,963,672	(53,481)
10 Year U.S. Treasury Notes	2,704	12/19/18	325,198,250	(364,129)
Total				$14,873,595
Short position contracts:
MSCI Emerging Markets Index	(2,696)	09/21/18	(142,200,520)	9,217,823
TOTAL				$24,091,418

SWAP CONTRACTS — At August 31, 2018, the Portfolio had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index(a)	Financing Rate Received/(Paid) by the Portfolio	Credit Spread at August 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY Index 30	5.000%	3.317%	06/20/23	$282,420	$22,135,204	$14,370,659	$7,764,545

18	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid (Received) by the Portfolio	Counterparty	Termination Date(c)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
3M EURIBOR	0.020%(a)	Citibank NA	10/08/18	287	$(7,016,049)
3M EURIBOR	0.100(a)	Citibank NA	10/23/18	223	(1,399,741)
JPGSVENK Index(d)	(0.070)(b)	JPMorgan Securities, Inc.	10/03/18	420,990	(9,531,646)
TOTAL					$(17,947,436)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	Payments made monthly.
(c)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(d)	The top 50 components are shown below.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Andeavor	Energy	2,335	$356,701	3.74%
DowDuPont Inc	Basic Materials	5,020	352,027	3.69
International Flavors & Fragrances Inc	Basic Materials	2,558	333,315	3.50
General Mills Inc	Consumer, Non-cyclical	7,226	332,454	3.49
Dominion Energy Inc	Utilities	2,818	199,440	2.09
Nektar Therapeutics	Consumer, Non-cyclical	2,808	186,725	1.96
Incyte Corp	Consumer, Non-cyclical	2,481	183,396	1.92
Illumina Inc	Consumer, Non-cyclical	515	182,698	1.92
Xerox Corp	Technology	6,275	174,822	1.83
Fluor Corp	Industrial	3,014	173,030	1.82
Concho Resources Inc	Energy	1,260	172,858	1.81
EQT Corp	Energy	3,377	172,310	1.81
Goldman Sachs Group Inc/The	Financial	723	171,834	1.80
Mattel Inc	Consumer, Cyclical	11,076	170,906	1.79
Stanley Black & Decker Inc	Industrial	1,201	168,767	1.77
Brighthouse Financial Inc	Financial	4,032	167,351	1.76
Under Armour Inc	Consumer, Cyclical	8,760	166,169	1.74
Kraft Heinz Co/The	Consumer, Non-cyclical	2,805	163,423	1.71
Regency Centers Corp	Financial	2,385	157,483	1.65
Crown Castle International Corp	Financial	1,360	155,108	1.63
Equinix Inc	Financial	346	150,704	1.58
Advanced Micro Devices Inc	Technology	4,355	109,612	1.15
PG&E Corp	Utilities	2,238	103,338	1.08
PPL Corp	Utilities	3,391	100,838	1.06
Duke Energy Corp	Utilities	1,225	99,553	1.04
Eversource Energy	Utilities	1,591	99,336	1.04
Alliant Energy Corp	Utilities	2,307	98,843	1.04
American Water Works Co Inc	Utilities	1,127	98,616	1.03
NiSource Inc	Utilities	3,642	98,588	1.03
DTE Energy Co	Utilities	886	98,421	1.03
Pinnacle West Capital Corp	Utilities	1,227	96,363	1.01
Netflix Inc	Communications	261	95,990	1.01
Align Technology Inc	Consumer, Non-cyclical	240	92,638	0.97
NVIDIA Corp	Technology	327	91,779	0.96

The accompanying notes are an integral part of these consolidated financial statements.	19

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

Common Stocks	Sector	Shares	Value	Weight
Arconic Inc	Industrial	4,067	$91,011	0.95%
CarMax Inc	Consumer, Cyclical	1,156	90,250	0.95
Amazon.com Inc	Communications	45	89,810	0.94
Gartner Inc	Consumer, Non-cyclical	596	89,188	0.94
Mosaic Co/The	Basic Materials	2,841	88,839	0.93
Newfield Exploration Co	Energy	3,249	88,630	0.93
General Electric Co	Industrial	6,844	88,559	0.93
Deere & Co	Industrial	613	88,132	0.92
Abbott Laboratories	Consumer, Non-cyclical	1,312	87,696	0.92
Flowserve Corp	Industrial	1,677	87,382	0.92
Becton Dickinson and Co	Consumer, Non-cyclical	333	87,258	0.92
Lennar Corp	Consumer, Cyclical	1,668	86,164	0.90
Vulcan Materials Co	Industrial	766	84,923	0.89
Chubb Ltd	Financial	626	84,699	0.89
Johnson Controls International plc	Industrial	2,238	84,515	0.89
Cooper Cos Inc/The	Consumer, Non-cyclical	329	84,232	0.88

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2018, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON COMMODITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Crude Oil Futures	67.00	11/14/2018	2,184	$2,184,000	$9,063,600	$7,324,548	$1,739,052
Written option contracts
Puts
Crude Oil Futures	58.50	11/14/2018	(2,184)	(2,184,000)	(742,560)	(3,917,168)	3,174,608
Calls
Crude Oil Futures	77.00	11/14/2018	(2,184)	(2,184,000)	(1,375,920)	(1,726,842)	350,922
Total Written option contracts			(4,368)	$(4,368,000)	$(2,118,480)	$(5,644,010)	$3,525,530
Total Option Contracts			(2,184)	$(2,184,000)	$6,945,120	$1,680,538	$5,264,582

Abbreviation:
MS & Co. Int. PLC-Morgan Stanley & Co. International PLC

20	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

August 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $2,647,767,129)(b)	$2,710,877,365
Investments of affiliated issuers, at value (cost $1,562,646,533)	1,566,599,611
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $256,405,265)	256,405,265
Purchased options (cost $7,324,548)	9,063,600
Cash	72,740,071
Foreign currencies, at value (cost $4,055,564)	4,084,185
Unrealized gain on forward foreign currency exchange contracts	6,827,057
Variation margin on swap contracts	179,408
Receivables:
Collateral on certain derivative contracts(c)	127,424,903
Investments sold	23,866,997
Dividends and interest	7,141,852
Portfolio shares sold	2,777,117
Due from broker	560,000
Securities lending income	188,478
Reimbursement from investment adviser	6,141
Foreign tax reclaims	804
Other assets	324,563
Total assets	4,789,067,417

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	26,880,993
Unrealized loss on swap contracts	17,947,436
Variation margin on future contracts	3,371,692
Written option contracts, at value (premium received $5,644,010)	2,118,480
Payables:
Upon return of securities loaned	256,405,265
Investments purchased	62,904,814
Portfolio shares redeemed	4,427,994
Management fees	2,427,276
Transfer Agency fees	117,101
Accrued expenses and other liabilities	267,698
Total liabilities	376,868,749

Net Assets:
Paid-in capital	4,536,975,974
Undistributed net investment income	53,093,613
Accumulated net realized loss	(244,082,202)
Net unrealized gain	66,211,283
NET ASSETS	$4,412,198,668
Net Assets:
Institutional	$23,582,886
Class P	4,045,246,060
Class R6	343,369,722
Total Net Assets	$4,412,198,668
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	2,388,418
Class P	410,030,913
Class R6	34,803,379
Net asset value, offering and redemption price per share:
Institutional	$9.87
Class P	9.87
Class R6	9.87

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Goldman Sachs Cayman Commodity — TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $248,525,101.
(c)	Includes amounts segregated for initial margin requirements and/or collateral on futures, swaps and forward foreign currency exchange contract transactions of $62,700,000, $24,494,903 and $40,230,000, respectively.

The accompanying notes are an integral part of these consolidated financial statements.	21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended August 31, 2018

Investment income:
Interest — unaffiliated issuers	$59,588,930
Dividends — affiliated issuers	31,842,190
Dividends — unaffiliated issuers	8,913,039
Securities lending income — affiliated issuer	631,178
Total investment income	100,975,337

Expenses:
Management fees	34,065,703
Transfer Agency fees(b)	1,869,005
Custody, accounting and administrative services	302,615
Professional fees	194,216
Printing and mailing costs	70,281
Prime Broker Fees	39,396
Trustee fees	27,951
Other	118,230
Total expenses	36,687,397
Less — expense reductions	(3,333,807)
Net expenses	33,353,590
NET INVESTMENT INCOME	67,621,747

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	20,451,684
Investment — affiliated issuers	(3,942,442)
Purchased options	(23,438,724)
Futures contracts	9,541,025
Written options	20,739,912
Swap contracts	(2,197,537)
Forward foreign currency exchange contracts	(40,450,529)
Foreign currency transactions	(1,770,673)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	20,713,391
Investments — affiliated issuers	6,941,198
Purchased options	5,292,047
Futures contracts	25,060,770
Written options	4,242,407
Swap contracts	(12,267,146)
Forward foreign currency exchange contracts	23,032,564
Foreign currency translation	342
Net realized and unrealized gain	51,948,289
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,570,036

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class P(c)	Class R6(d)
$1,708,343	$104,696	$55,966

(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on December 29, 2017.

22	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended August 31, 2018	For the Period November 1, 2016- August 31, 2017(b)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$67,621,747	$49,910,860	$57,341,246
Net realized gain (loss)	(21,067,284)	100,749,497	(283,400,665)
Net change in unrealized gain (loss)	73,015,573	(108,786,521)	206,720,215
Net increase (decrease) in net assets resulting from operations	119,570,036	41,873,836	(19,339,204)

Distributions to shareholders:
From net investment income
Institutional Shares	(45,296,029)	(94,407,307)	(216,014,287)
Total distributions to shareholders	(45,296,029)	(94,407,307)	(216,014,287)

From share transactions:
Proceeds from sales of shares	5,187,683,119	1,091,408,140	1,527,879,564
Reinvestment of distributions	45,296,029	94,407,307	216,014,287
Cost of shares redeemed	(6,137,982,554)	(1,105,199,452)	(958,354,546)
Net increase (decrease) in net assets resulting from share transactions	(905,003,406)	80,615,995	785,539,305
TOTAL INCREASE (DECREASE)	(830,729,399)	28,082,524	550,185,814

Net assets:
Beginning of year	5,242,928,067	5,214,845,543	4,664,659,729
End of year	$4,412,198,668	$5,242,928,067	$5,214,845,543
Undistributed net investment income	$53,093,613	$33,867,197	$74,789,723

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	The Portfolio changed its fiscal year end from October 31 to August 31.

The accompanying notes are an integral part of these consolidated financial statements.	23

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Institutional Shares
	Year Ended August 31, 2018	Period November 1, 2016 – August 31, 2017*		Year Ended October 31,		Period July 31, 2014 – October 31, 2014
				2016	2015
Per Share Data
Net asset value, beginning of period	$9.73	$9.83		$10.40	$9.87	$10.00
Net investment income(a)	0.12	0.09		0.11	0.18	0.04
Net realized and unrealized gain (loss)	0.11	(0.01)		(0.22)	0.46	(0.17)
Total from investment operations	0.23	0.08		(0.11)	0.64	(0.13)
Distributions to shareholders from net investment income	(0.09)	(0.18)		(0.46)	(0.11)	—
Total distributions	(0.09)	(0.18)		(0.46)	(0.11)	—
Net asset value, end of period	$9.87	$9.73		$9.83	$10.40	$9.87
Total return(b)	2.39%	0.82%		(0.96)%	6.57%	(1.30)%
Net assets, end of period (in 000s)	$23,583	$5,242,928		$5,214,846	$4,664,660	$1,522,551
Ratio of net expenses to average net assets(c)	0.69%	0.62	%(d)	0.59%	0.52%	0.63	%(d)
Ratio of total expenses to average net assets(c)	0.76%	0.75	%(d)	0.77%	0.79%	0.86	%(d)
Ratio of net investment income to average net assets	1.20%	1.10	%(d)	1.15%	1.77%	1.63	%(d)
Portfolio turnover rate(e)	41%	28%		48%	81%	45%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class P Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.76
Net investment income(b)	0.14
Net realized and unrealized gain (loss)	(0.03)
Total from investment operations	0.11
Net asset value, end of period	$9.87
Total return(c)	1.13%
Net assets, end of period (in 000s)	$4,045,246
Ratio of net expenses to average net assets(d)	0.71	%(d)
Ratio of total expenses to average net assets(d)	0.77	%(d)
Ratio of net investment income to average net assets	3.80	%(d)
Portfolio turnover rate(e)	41%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	25

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class R6 Shares
	Period Ended August 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.81
Net investment income(b)	0.11
Net realized and unrealized gain (loss)	(0.05)
Total from investment operations	0.06
Net asset value, end of period	$9.87
Total return(c)	0.61%
Net assets, end of period (in 000s)	$343,370
Ratio of net expenses to average net assets(d)	0.69	%(d)
Ratio of total expenses to average net assets(d)	0.76	%(d)
Ratio of net investment income to average net assets	1.77	%(d)
Portfolio turnover rate(e)	41%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements

August 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a diversified portfolio and currently offers three classes of shares — Institutional, Class P and Class R6 Shares. Class P Shares commenced operations on April 17, 2018 and Class R6 Shares commenced operations on December 29, 2017. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity — TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2018, the Portfolio’s net assets were $4,412,198,668, of which, $363,886,379, or 8.2%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Portfolio records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the

27

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

28

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invest in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

29

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a

30

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

A total return swap is an agreement that gives the Portfolio the right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

31

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2018:

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$67,967,544	$—
Common Stock and/or Other Equity Investments(a)
North America	1,402,741	18,328,638	—
Exchange Traded Funds	358,387,157	—	—
Investment Companies	1,566,599,611	—	—
Short-term Investments	—	2,264,791,285	—
Securities Lending Reinvestment Vehicle	256,405,265	—	—
Total	$2,182,794,774	$2,351,087,467	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$6,827,057	$—
Futures Contracts(b)	30,966,585	—	—
Credit Default Swap Contracts(b)	—	7,764,545	—
Options Purchased	9,063,600	—	—
Total	$40,030,185	$14,591,602	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(26,880,993)	$—
Futures Contracts(b)	(6,875,167)	—	—
Total Return Swap Contracts(b)	—	(17,947,436)	—
Written Options Contracts	(2,118,480)	—	—
Total	$(8,993,647)	$(44,828,429)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Portfolio utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

32

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2018. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$114,047	(a)	Variation margin on futures contracts	$(417,610)	(a)
Credit	Variation margin on swap contracts	7,764,545	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,827,057		Payable for unrealized loss on forward foreign currency exchange contracts and swap contracts	(26,880,993)
Commodity	Purchased Options, at value	9,063,600		Written Options, at Value	(2,118,480)
Equity	Variation margin on futures contracts	30,852,538	(a)	Variation margin on futures contracts; Payable for unrealized loss on swap contracts	(24,404,993)	(a)
Total		$54,621,787			$(53,822,076)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts	(3,025,928)	(538,248)	2,831
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	7,958,704	5,680,290	1
Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(5,704,395)	9,238,392	—
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(39,393,001)	23,032,564	21
Equity	Net realized gain (loss) from swap contracts, futures contracts, purchased options and written options/Net change in unrealized gain (loss) on swap contracts, futures contracts, purchased options and written options	4,358,767	7,947,644	13,411
Total		(35,805,853)	45,360,642	16,264

(a)	Average number of contracts is based on the average of month end balances for the period August 31, 2018.

33

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2018:

	Derivative Assets(a)	Derivative Liabilities(a)
Counterparty	Forward Currency Contracts	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(a)	Net Amount(b)
Citibank NA	$—	$(8,415,790)	$—	$(8,415,790)	$(8,415,790)	$560,000	$(7,855,790)
JPMorgan Securities, Inc.	—	(9,531,646)	—	(9,531,646)	(9,531,646)	9,531,646	—
MS & Co. Int. PLC	6,827,057	—	(26,880,993)	(26,880,993)	(20,053,936)	20,053,936	—
Total	$6,827,057	$(17,947,436)	$(26,880,993)	$(44,828,429)	$(38,001,372)	$30,145,582	$(7,855,790)
(a)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(b)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

34

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate				Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.75%	0.68%	0.64%	0.62%	0.71%	0.64%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 29, 2018 for Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares. Prior to such dates GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), Class R6 Shares of the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2018, GSAM waived $3,285,556 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended August 31, 2018, GSAM waived $1,498,313 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class R6 Shares and Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolio are 0.164%. These Other Expense limitations will remain in place through at least December 29, 2018 for Institutional and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

35

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$3,285,556	$48,251	$3,333,807

D. Line of Credit Facility — As of August 31, 2018, the Portfolio participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2018, the Portfolio did not have any borrowings under the facility.

E. Other Transactions with Affiliates — For the fiscal year ended August 31, 2018, Goldman Sachs earned $204,644, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2018:

Affiliated Investment Companies	Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2018	Shares as of August 31, 2018	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund	$1,695,818,753	$2,711,900,680	$3,084,081,371	$—	$—	$1,323,638,062	1,323,638,062	$20,888,631
Goldman Sachs High Yield Floating Rate Fund	368,545,426	9,937,738	227,364,177	(4,181,794)	2,313,540	149,250,733	15,530,733	8,617,173
Goldman Sachs Local Emerging Markets Debt Fund	911,722	—	1,320,566	(408,844)	—	—	—	—
Goldman Sachs MLP Energy Infrastructure Fund	—	105,434,962	17,000,000	648,196	4,627,658	93,710,816	12,561,772	2,336,386
Total	$2,065,275,901	$2,827,273,380	$3,329,766,114	$(3,942,442)	$6,941,198	$1,566,599,611	1,351,730,567	$31,842,190

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2018, were $336,851,433 and $735,455,219, respectively.

7. SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business

36

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

7. SECURITIES LENDING (continued)

of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Portfolio’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio’s for the fiscal year ended August 31, 2018, are reported under Investment Income on the Consolidated Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2018.

Beginning Value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2018
$155,454,690	$1,951,541,589	$(1,850,591,014)	$256,405,265

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2018, in the amount of $45,296,029, was from ordinary income.

The tax character of distributions paid during the fiscal year ended August 31, 2017, in the amount of $94,407,307, was from ordinary income.

37

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

8. TAX INFORMATION (continued)

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$56,521,944
Capital loss carryforwards:(1)
Perpetual Short-Term	$(182,973,140)
Perpetual Long-Term	(35,900,828)
Total capital loss carryforwards	$(218,873,968)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(38,910,791)
Unrealized gains (losses) — net	76,485,509
Total accumulated earnings (losses) net	$(124,777,306)

(1)	The Portfolio utilized $37,119,589 of capital losses in the current fiscal year.

As of August 31, 2018, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,460,661,271
Gross unrealized gain	79,048,706
Gross unrealized loss	(2,563,197)
Net unrealized gains on investments	$76,485,509

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and option contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, and swap transactions.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments, consent fees, and eliminating entries related to cayman subsidiary.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(140,486)	$3,239,788	$(3,099,302)

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

38

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

9. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial

39

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2018

9. OTHER RISKS (continued)

intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

40

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Portfolio’s fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2018		For the Period Ended August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	64,892,471	$637,795,407	111,043,563	$1,091,408,140	159,963,476	$1,527,879,564
Reinvestment of distributions	4,617,332	45,296,029	9,613,779	94,407,307	22,361,727	216,014,287
Shares redeemed	(606,120,936)	(5,988,362,486)	(112,301,237)	(1,105,199,452)	(100,184,535)	(958,354,546)
	(536,611,133)	(5,305,271,050)	8,356,105	80,615,995	82,140,668	785,539,305
Class P Shares(b)
Shares sold	424,051,472	4,196,560,752	—	—	—	—
Shares redeemed	(14,020,559)	(138,742,662)	—	—	—	—
	410,030,913	4,057,818,090	—	—	—	—
Class R6 Shares(c)
Shares sold	35,922,228	353,326,960	—	—	—	—
Shares redeemed	(1,118,849)	(10,877,406)	—	—	—	—
	34,803,379	342,449,554	—	—	—	—
NET INCREASE (DECREASE)	(91,776,841)	$(905,003,406)	8,356,105	$80,615,995	82,140,668	$785,539,305

(a)	The Portfolio changed its fiscal year end from October 31 to August 31.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on December 29, 2017.

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Tactical Tilt Overlay Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Tactical Tilt Overlay Fund and its subsidiary (one of the portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2018, the related consolidated statement of operations for the year ended August 31, 2018, the consolidated statements of changes in net assets for the year ended August 31, 2018, for the period November 1, 2016 through August 31, 2017, and for the year ended October 31, 2016 and the consolidated financial highlights for each of the periods indicated therein, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2018, the results of their operations for the year ended August 31, 2018, the changes in their net assets for the year ended August 31, 2018, for the period November 1, 2016 through August 31, 2017, and for the year ended October 31, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

42

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Portfolio Expenses — Six Month Period Ended August 31, 2018 (Unaudited)

As a shareholder of Institutional, Class P and Class R6 Shares of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Class P and Class R6 Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018, which represents a period of 184 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through August 31, 2018, which represents a period of 136 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from March 1, 2018 through August 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18		Expenses Paid for the 6 months ended 8/31/18*
Institutional
Actual	$1,000.00	$1,011.30		$3.55
Hypothetical 5% return	1,000.00	1,021.68	+	3.57
Class P(a)
Actual	1,000.00	1,011.30		2.66
Hypothetical 5% return	1,000.00	1,022.56	+	2.68
Class R6(b)
Actual	1,000.00	1,012.30		3.50
Hypothetical 5% return	1,000.00	1,021.73	+	3.52

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.70% for Institutional Shares, 0.71% for Class P Shares and 0.69% for Class R6 Shares.
(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

43

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;

44

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

45

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2018. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Underlying Fund had been in existence for those periods. The Trustees also reviewed the Portfolio’s and each Underlying Fund’s investment performance relative to its performance benchmark. They observed that the Portfolio had underperformed its LIBOR-based benchmark index by 2.62% and 1.10%, respectively, for the one- and three-year periods ended March 31, 2018. As part of this review, the Trustees considered the investment performance trends of the Portfolio and the Underlying Funds over time, and reviewed the investment performance of the Portfolio and each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Portfolio was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

46

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s and/or the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the

47

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

program; and (i) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2019.

48

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

49

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				152	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 26 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

50

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Tilt Overlay Fund — Tax Information (Unaudited)

For the year ended August 31, 2018, 3.56% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2018, 3.40% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

51

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of August 31, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 144785-TMPL-10/2018-852668 TACTAR-18/1,107

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,442,690	$3,705,901	Financial Statement audits.

Audit-Related Fees:

• PwC	$485,871	$159,263	Other attest services.

Tax Fees:

• PwC	$1,505,569	$1,066,799	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,897,685	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2018 and August 31, 2017 were approximately $1,991,440 and $1,226,062 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.7 million and $11.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 5, 2018